UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2020

Classes ADV, I, R6, S and S2

Voya Investors Trust		■	VY® Morgan Stanley Global Franchise Portfolio
■	Voya Government Liquid Assets Portfolio	■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® Clarion Global Real Estate Portfolio	■	VY® T. Rowe Price Equity Income Portfolio
■	VY® Invesco Growth and Income Portfolio	■	VY® T. Rowe Price International Stock Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month year ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Liquid Assets Portfolio does not file on Form N-PORT.

The Voya Government Liquid Assets Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,

For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?

Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.

In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.

Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds

January 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

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PORTFOLIO MANAGERS’ REPORT	VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO

Voya Government Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 0.24% compared to the iMoneyNet Government Institutional Index, which returned 0.31% for the same period.

The Portfolio has waived fees in order to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills, and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the fund. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to 3-month London inter-bank offered rate (“LIBOR”) or 1-month LIBOR, and into floaters tied to 1-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR.

Portfolio Specifics: The year ended December 31, 2020, can be summed up by the COVID-19 pandemic and the Federal Open Market Committee (“FOMC”), the U.S. Federal Reserve Board (the “Fed”), the U.S. Treasury and U.S. government’s response to the impact that the coronavirus had on the markets and the economy. On March 3, prior to their regularly scheduled meeting on March 15, the FOMC lowered the federal funds rate by 0.50% to a range of 1.00% to 1.25%. They took that action in light of the risks posed to economic activity by the coronavirus despite the current strong economy and low level of unemployment. The FOMC again lowered the federal funds rate another 1% at the March 15 meeting, lowering it to a range of 0% to 0.25%. The FOMC indicated that global financial conditions had been significantly affected by the coronavirus. In addition, the Fed also agreed to purchase $500 billion of U.S. Treasury securities and $200 billion of mortgage-backed securities (“MBS”), and expand overnight and term repurchase agreement operations. The Fed and U.S. Treasury were forced to institute various programs in order to stabilize the markets, provide liquidity and support the smooth operations of the various markets. The U.S. government instituted a stimulus program to lessen the impact from the coronavirus on the U.S. economy. The federal funds rate has remained at the 0% to 0.25% range, and the Fed continues to purchase U.S. Treasury securities and MBS, as well as reinvest maturities and paydowns on a monthly basis as the coronavirus continued to have a major impact on the U.S. economy and global economies. Money market rates of securities purchased by the Portfolio as well as other money market funds declined in direct response to the FOMC actions.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
United States Treasury Bill, 0.070%, 01/28/21	26.9%
United States Cash Management Bill, 0.080%, 03/30/21	14.0%
Fannie Mae, 0.210%, 03/16/21	11.1%
Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.070%, due 1/4/2021, $81,392,633 to be received upon repurchase (Collateralized by $83,044,000, Bill, 0.00%, Market Value plus accrued interest $83,019,938 due 2/9/2021-8/12/2021)	8.4%
Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.070%, due 1/4/2021, $55,000,428 to be received upon repurchase (Collateralized by $53,311,300, Note, 2.125-2.875%, Market Value plus accrued interest $56,100,064 due 5/31/21- 11/30/2023)	5.7%
United States Treasury Bill, 0.070%, 02/09/21	5.5%
Federal Home Loan Banks, 0.125%, 12/10/21	5.2%
United States Treasury Bill, 0.070%, 01/12/21	4.0%
United States Cash Management Bill, 0.080%, 03/23/21	2.8%
United States Treasury Bill, 0.090%, 03/25/21	2.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead we believe that the U.S. economy and employment will take a significant amount of time to fully recover as the effects from the coronavirus will continue well into 2021, the vaccine rollout takes time and additional stimulus is needed to bridge the gap. The FOMC has indicated that they expect to hold rates at the current level till at least 2023, based on their dot plot estimates of the federal funds rate. We do not envision a scenario where the FOMC will be in a position to raise rates in the upcoming year. Any increases in short-term money market rates would be viewed by us as temporary and as an opportunity to add a few basis points of yield or the ability to capture some capital gains. We will otherwise maintain a shorter weighted average maturity, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)
United States	52.5%
Japan	10.9%
Germany	7.8%
Hong Kong	6.5%
United Kingdom	3.8%
Australia	3.7%
Singapore	3.5%
Canada	2.8%
Sweden	1.8%
Belgium	1.3%
Countries between 0.3%–1.0%ˆ	2.8%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
** Includes 4 countries, which each represents 0.3%-1.0% of net assets.
Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed* by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Joseph P. Smith, CFA, President and Co-Chief Investment Officer and Christopher S. Reich, CFA, Senior Global Portfolio Manager, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of -5.04% compared to the FTSE EPRA Nareit Developed Index and S&P 500® Index, which returned -9.04% and 18.40%, respectively, for the same period.

Portfolio Specifics: Global real estate stocks rallied materially in the fourth quarter but were down for the year. In our opinion, real estate stocks may have “bounced,” but the stocks have not “recovered.” Global real estate stocks rebounded powerfully in the fourth quarter in response to positive developments concerning the availability of effective COVID-19 vaccines as well as the U.S. Presidential Election outcome. Despite rallying in the fourth quarter, global real estate stocks were down -9.0% for the year, materially underperforming many asset classes including the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI World IndexSM. Global real estate stocks still have tremendous ground to make up versus broader market indices.

Since bottoming in early May, real estate stocks have performed well when news was announced about either improving economic conditions or positive news about a vaccine to fight the COVID-19 virus. We believe real estate stocks will outperform when investors become more certain about the timing and scale of an “economic re-opening.” In our opinion, this will help catalyze the realization of the good relative value, improving earnings growth, and attractive dividend yields in the current low yield environment, in our view.

We believe a moderate and controlled re-opening of the global economy will occur in 2021 and may act as a further catalyst for good absolute and relative performance of real estate securities. As a result, we estimate earnings for global real estate stocks will grow in the mid-single-digit range in 2021 and 2022 assuming the vaccines and health policies are effective to minimize the pandemic and that the global economy can re-open in 2021.

The Portfolio outperformed the FTSE EPRA Nareit Developed Index during the period as value was added in each of the three major geographic regions. Stock selection was the main driver of relative outperformance and sector allocation decisions also added value during the period. The Americas region was the top contributor to performance, followed closely by outperformance in the Asia-Pacific region. The European region was a modest contributor as stock selection was mostly offset by sector allocation decisions.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
ProLogis, Inc.	5.4%
Simon Property Group, Inc.	4.5%
Duke Realty Corp.	2.8%
Invitation Homes, Inc.	2.7%
Vonovia SE	2.6%
VEREIT, Inc.	2.5%
Alexandria Real Estate Equities, Inc.	2.4%
Link REIT	2.1%
Life Storage, Inc.	2.1%
STORE Capital Corp.	2.0%
Portfolio holdings are subject to change daily.

In the Americas, positioning in the U.S. and Canada was positive. Notable contributors included stock selection in the U.S. healthcare, mall and industrial sectors. Sector allocation decisions in the U.S. tower, mall and hotel sectors also benefited relative performance. Meanwhile, sector allocation in the U.S. residential sector detracted from relative performance. In the Asia-Pacific region, stock selection was positive in all markets within the region and was led by good stock selection in Japan and Hong Kong. Sector allocation was essentially flat during the period. In Europe, positive stock selection on the Continent was somewhat offset by sub-par stock selection in the U.K. Sector allocation was a modest detractor from relative performance for the year.

Current Strategy and Outlook: We believe that long-term investors have a unique opportunity to invest in high-quality real estate assets at very attractive valuations. Based on our proprietary analytical tools, we believe that global real estate securities are cheap relative to the private real estate market, the fixed income market, and the broader stock market. We also believe investors committing capital to listed real estate at this time have the potential to earn above average absolute and relative long-term total returns.

We own a well-balanced portfolio of securities, in our view, that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at reasonable valuations. In the U.S., we favor towers, net lease, industrial, gaming, retail, and storage sectors. Since the beginning of the fourth quarter, we have added to the portfolio “over-sold” stocks that represent what we believe to be “great value” in the net lease, mall, and grocery-anchored shopping center sectors and we have funded these purchases by selling YTD outperforming stocks, particularly in the data center sector.

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PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

In Japan, we prefer mid-cap office stocks that are providing earnings resiliency at what we see as a very attractive relative valuation, and we continue to overweight select larger diversified real estate companies that have committed to improving their corporate governance. In Hong Kong, we are overweight residential companies, diversified companies with a residential bias, non-discretionary retail, and decentralized office. In Australia, we prefer residential companies and a few select diversified companies.

In the U.K., we favor the storage, industrial, and residential sectors, and companies with, in our view, superior balance sheets and the management acumen to create value in times of uncertainty. In continental Europe, we own German residential companies and we continue to prefer property companies in markets with a positive earnings growth profile, which favors mid to small cap stocks in Germany, the Nordics and Switzerland.

*	Effective January 1, 2020, Mr. Steven D. Burton retired as a portfolio manager to the Portfolio and Christopher S. Reich has been added as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	–5.37%	3.33%	4.80%
Class I	–4.83%	3.95%	5.43%
Class S	–5.04%	3.68%	5.17%
Class S2	–5.19%	3.54%	5.01%
FTSE EPRA Nareit Developed Index	–9.04%	3.74%	5.44%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

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PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Sector Diversification as of December 31, 2020 (as a percentage of net assets)
Financials	22.6%
Health Care	15.7%
Information Technology	13.3%
Industrials	11.6%
Consumer Discretionary	7.5%
Consumer Staples	5.9%
Communication Services	5.9%
Materials	5.4%
Energy	5.3%
Utilities	2.7%
Real Estate	2.2%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Brian Jurkash, Co-lead Portfolio Manager, Matthew Titus, Co-lead Portfolio Manager and Sergio Marcheli, Portfolio Manager, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 2.90%, compared to the Russell 1000® Value Index, which returned 2.80%, for the same period.

Portfolio Specifics: For the year ended December 31, 2020, the Portfolio outperformed the Russell 1000 Value® Index.

Stock selection and an overweight in the information technology (“IT”) sector was the largest contributor to the Portfolio’s relative performance for the year. Within the sector, Apple, Qualcomm and Cognizant Technology Solutions were the largest contributors, benefitting from a strong rally in the sector that began in the second quarter of 2020.

Stock selection and an underweight in real estate also helped relative performance as the sector underperformed, posting a decline for the year.

Security selection in the financials sector also contributed to the Portfolio’s relative performance. Large banks and capital markets firms benefited from a rise in yields during the quarter and these stocks performed well amid a broader rally in cyclical stocks.

Security selection in the consumer discretionary sector was the largest detractor from the Portfolio’s relative performance for the year. Within the sector, Carnival and Capri Holdings were significant detractors, driven in large part by the pandemic-related sell-off in early 2020.

Security selection and an overweight in energy also detracted from relative performance, as oil prices declined sharply due to an ongoing supply/demand imbalance, exacerbated by the sharp deceleration in demand due to COVID-19 pandemic. Key detractors from relative performance included Royal Dutch Shell and Marathon Oil.

Security selection in and underweight in consumer staples also detracted from the Portfolio’s relative performance. Restaurant supplier US Foods was a key detractor from Portfolio performance as demand declined sharply due to COVID-19-related restaurant closures.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
General Motors Co.	3.4%
Cognizant Technology Solutions Corp.	3.1%
Morgan Stanley	2.7%
Philip Morris International, Inc.	2.7%
Wells Fargo & Co.	2.6%
Goldman Sachs Group, Inc.	2.5%
Corteva, Inc.	2.3%
Anthem, Inc.	2.2%
American International Group, Inc.	2.2%
CSX Corp.	2.2%
Portfolio holdings are subject to change daily.

The Portfolio held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Portfolio’s relative performance for the year.

Current Strategy and Outlook: During the fiscal year, the team reduced the Portfolio’s relative overweight exposure to the financials and energy sectors, and increased exposure to the industrials, communication services, IT and real estate sectors. At the end of the fiscal year, the Portfolio’s largest overweight exposures were in the financials, IT and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

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VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	2.55%	8.28%	8.90%
Class I	3.22%	8.94%	9.56%
Class S	2.90%	8.66%	9.28%
Class S2	2.77%	8.50%	9.12%
Russell 1000® Value Index	2.80%	9.74%	10.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)
China	38.6%
India	18.0%
Taiwan	7.6%
South Korea	6.9%
Brazil	6.2%
Hong Kong	5.7%
Singapore	3.3%
Argentina	3.0%
United States	2.6%
Indonesia	2.0%
Countries between 0.3%–1.8%ˆ	7.8%
Liabilities in Excess of Other Assets*	(1.7)%
Net Assets	100.0%
* Includes short-term investments.
** Includes 9 countries, which each represents 0.3%–1.8% of net assets.
Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S Shares provided a total return of 33.23% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 18.31% for the same period.

Portfolio Specifics: The Portfolio outperformed MSCI EM IndexSM for the year ended December 31, 2020, as stock selection and country allocation contributed to returns.

Stock selection in China was the leading contributor to performance. The Portfolio’s position in Techtronic Industries, which manufactures power tools, was a top contributor in China during the period. The company has delivered solid revenue growth, with the majority of their distributors deemed essential services and permitted to remain open in many countries. At the same time, demand for DIY home improvement and maintenance equipment, such as lawnmowers, saw relatively significant growth.

The Portfolio’s off- benchmark exposure to Singapore, the result of stock selection, also boosted relative returns. Specifically, exposure to Sea Limited, an ASEAN e-commerce and gaming business listed in Singapore, was among the top performers. In our opinion, Sea Limited is an example of a strong business that has benefitted from the shift to online consumption in 2020, which was accelerated by the breakout of the COVID-19 pandemic. During the period, the company consistently reported strong results, growing e-commerce and gaming revenues substantially. The company’s fintech platform and digital entertainment services group both experienced significant new user growth in 2020.

On the downside, stock selection in India weighed on relative returns during the period, most notably led by exposure to IndusInd Bank. The stock fell 42.1% (in USD terms) on the back of concerns over its asset quality during the reporting period.

The Portfolio’s underweight to South Korea, the result of stock selection, also weighed on relative performance. Relatively better control of the pandemic by South Korea relative to other countries in the West and a heavier tilt towards the tech hardware sector buoyed South Korean equities in the year.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	5.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4.8%
HDFC Bank Ltd. ADR	4.1%
Tencent Holdings Ltd.	3.9%
Housing Development Finance Corp.	3.7%
Sea Ltd. ADR	3.3%
MercadoLibre, Inc.	3.0%
Wuxi Biologics Cayman, Inc.	2.9%
Alibaba Group Holding Ltd. ADR	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: How long the COVID-19 pandemic persists as a health risk is crucial for economies and financial markets. Medical developments could mean a path to normalcy is possible in 2021, in our opinion. A growing list of developed market and emerging market (“EM”) economies appear to be discussing vaccination plans. However, speeds of vaccine rollouts differ greatly and uncertainties still remain, especially in the near term.

The path of U.S. fiscal stimulus now has the chance to be larger than the base case prior to January given Democratic control of the U.S. government following the special elections in Georgia. For EM equities, protectionism has already re-emerged in 2021 and we will watch how the U.S.-China relationship evolves.

Valuations are slightly above average, but earnings revisions are turning positive across a broader range of sectors. We believe that the path of the dollar will be key, as it has weakened considerably over the past quarter. In our view, further weakness would provide support to EM equities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

9

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	32.71%	18.35%	5.92%
Class I	33.52%	19.07%	6.56%
Class S	33.23%	18.77%	6.30%
Class S2	33.03%	18.58%	6.13%
MSCI EM IndexSM	18.31%	12.81%	3.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)
United States	68.7%
United Kingdom	15.9%
France	5.8%
Germany	4.4%
Netherlands	2.3%
Italy	0.5%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Nic Sochovsky, Managing Director, Vladimir A. Demine, Executive Director, Dirk Hoffmann-Becking, Executive Director, Marcus Watson, Executive Director, Alex Gabriele, Executive Director, Nathan Wong, Executive Director, and Richard Perrott, Executive Director, Portfolio Managers* of Morgan Stanley Investment Management Inc.— the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 13.28% compared to the MSCI World IndexSM (the “Index”), which returned 15.90% for the same period.

Portfolio Specifics: For the one-year period, sector allocation was positive, but stock selection was negative. The overweight in information technology helped a great deal with sector allocation, as did the underweight in financials and the lack of energy stocks, despite the two sectors’ strong performance in the fourth quarter. These positive effects were significantly larger than the negative impacts of the consumer staples overweight and consumer discretionary underweight. The underperformance in information technology was the main driver of the negative stock selection. Communication services also underperformed for 2020 as a whole, while health care and financials outperformed.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
Microsoft Corp.	8.6%
Reckitt Benckiser Group PLC	7.9%
Philip Morris International, Inc.	7.8%
Visa, Inc.—Class A	5.6%
Accenture PLC	4.8%
Procter & Gamble Co.	4.7%
SAP SE	4.4%
Baxter International, Inc.	4.0%
Danaher Corp.	4.0%
Automatic Data Processing, Inc.	3.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe, there are only two ways of losing money in equities: either the earnings go away or the valuation goes away. Our quality-obsessed investment philosophy looks to minimize the former, and the rise in the Portfolio’s 2020 earnings has provided further evidence of market resilience, despite some of the idiosyncratic headwinds the COVID-19 pandemic has produced. We have also looked to reduce the risk of the latter. The Portfolio’s shift to cheaper stocks has been to the detriment of performance, given the continued progress for growthier names, but we believe should support the Portfolio’s resilience in the future.

We do not claim that the Portfolio is cheap in absolute terms. Now more than ever, we believe it is time to focus on keeping the lights on, rather than attempting to shoot them out, and it is our opinion that reasonably priced compounders seem a reasonable way of avoiding a plunge into darkness.

*	Effective March 31, 2021, Dirk Hoffmann-Becking will retire and will no longer serve as a portfolio manager of the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

11

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	12.87%	13.41%	11.92%
Class R6(1)	13.55%	14.07%	12.44%
Class S	13.28%	13.80%	12.30%
Class S2	13.06%	13.62%	12.13%
MSCI World IndexSM	15.90%	12.19%	9.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)
Common Stock	68.0%
Bank Loans	11.3%
Corporate Bonds/Notes	9.3%
Preferred Stock	2.8%
Asset-Backed Securities	0.3%
Convertible Bonds/Notes**	0.0%
Assets in Excess of Other Liabilities*	8.3%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 17.97%. By comparison, the S&P 500® Index, the Bloomberg Barclays U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index returned 18.40%, 8.93% and 15.30%, respectively, for the same period.

Portfolio Specifics: In 2020, the Portfolio posted a positive return and outperformed the S&P 500® Index, before fees and expenses. The Portfolio performed well versus its peers, ranking in the top decile of both its Morningstar and Lipper peer groups. The Portfolio’s equity holdings posted a strongly positive return, outpacing its S&P 500® Index benchmark. The Portfolio’s fixed income holdings posted a positive return during the one-year period, slightly outperforming its benchmark, the Bloomberg Barclays U.S. Government/Credit Index.

Our overall fixed income weight declined from the prior year, as we trimmed our allocations in high yield bonds and investment-grade corporates. Our largest exposure in fixed income is in bank loans, where we have found select issues that at current levels offer compelling risk-adjusted return profiles.

Within equities, the financials sector contributed to relative returns due to stock picks, such as Intercontinental Exchange, and a beneficial underweight. Intercontinental Exchange, a data service provider and global operator of exchanges, benefited from growth in data revenue throughout the year as well as from its less cyclical business model relative to many banks and capital markets companies. Health care further aided results due to stock choices such as Danaher. Diversified medical equipment and supplies conglomerate Danaher benefited from growing demand for diagnostic tools needed to test for the coronavirus, as well as from organic growth and margins from recently acquired Cytiva, formerly GE Healthcare Life Sciences. An underweight allocation to the energy sector further aided relative results. Conversely, the information technology sector weighed on relative results due to security selection, led by Fiserv. Fiserv lagged within the very strong-performing information technology sector on significant disruption to its merchant acceptance business due to the coronavirus pandemic. An unexpected announcement in early May that the company’s CEO would retire in mid-2020 also raised some investor concern amid a challenging market environment. An overweight allocation to the utilities sector further hindered relative results. Utilities lagged the broader market’s strong one-year return as investors mostly favored areas of the market with exposure to such things as e-commerce and the broader digitalization of the economy due to the circumstances that were caused by the coronavirus pandemic.

Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)
Microsoft Corp.	5.3%
Amazon.com, Inc.	3.7%
General Electric Co.	3.6%
PNC Financial Services Group, Inc.	3.4%
Alphabet, Inc. — Class C	3.4%
Marsh & McLennan Cos., Inc.	3.0%
Fiserv, Inc.	3.0%
American Electric Power Co., Inc.	2.9%
Visa, Inc. — Class A	2.8%
Humana, Inc.	2.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

During the reporting period, the covered call strategy represented, on average, 8.33% of the overall Portfolio and generated a return of approximately 7.68%. The covered call strategy’s estimated contribution to the Portfolio’s total return was 1.30%. The estimated return impact from employing options was -18 basis points (-0.18%) for the reporting period December 31, 2020.

Current Strategy and Outlook: After a year dominated by the devastating impacts of the coronavirus pandemic, optimism has risen that the successful development of vaccines and their subsequent distribution will bring an end to economic harm the virus has left in its wake. This optimism has, however, broadened a market rally that had been more narrowly concentrated in perceived “COVID winners” earlier in 2020, leaving valuations constrained and compelling opportunities harder to come by, in our view. After initial expectations for a divided government, Democrats ultimately won control of both chambers of Congress as well as the White House, giving rise to hopes for additional economic relief. While further stimulus may provide a tailwind for markets, we believe it will likely be short-lived. Taking a longer view, it is our opinion that markets already appear expensive with an optimistic outlook for growth priced-in, and the potential for regulatory and tax policy reform merits caution. We have a balanced view of the current market and have positioned the Portfolio accordingly. We remain focused on identifying high-quality businesses with strong fundamentals that we believe can deliver solid earnings and the potential for growth over the long term.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

13

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	17.54%	12.50%	11.65%
Class I	18.28%	13.18%	12.32%
Class R6(1)	18.27%	13.18%	13.32%
Class S	17.97%	12.89%	11.03%
Class S2	17.82%	12.73%	11.87%
S&P 500® Index	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Government/Credit Index	8.93%	4.98%	4.19%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index	15.30%	11.34%	10.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Sector Diversification as of December 31, 2020 (as a percentage of net assets)
Financials	21.0%
Health Care	13.2%
Industrials	12.1%
Information Technology	9.5%
Utilities	9.0%
Consumer Staples	7.4%
Energy	6.5%
Materials	6.1%
Communication Services	5.4%
Real Estate	4.5%
Consumer Discretionary	4.1%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, CFA, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 0.95% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 2.80% and 18.40%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark, the Russell 1000® Value Index due to stock selection in the health care sector detracted from relative results. CVS Health traded lower throughout the year amid short-term concerns over a potential decline in demand due to coronavirus lockdowns.

Stock choices in the consumer staples sector hindered relative returns. During the first half of the year, shares of Tyson Foods lagged the broader market as the company grappled with uncertainty stemming from the coronavirus outbreak and a shift from commercial to residential consumption. Additionally, shares were pressured due to reports of coronavirus outbreaks at numerous plants. In the fourth quarter, the company came under fire after reports surfaced of management’s actions related to the coronavirus.

Within industrials and business services, stock choices and an unfavorable overweight allocation detracted from relative performance. Despite finishing lower for the one-year period, shares of Boeing significantly rebounded from March lows. Boeing shares began trending upward late in the first half of the year as airlines began rescheduling more flights. Additionally, late in the fourth quarter, shares trended upward following the recertification of the 737 MAX but ultimately remained well below the level we saw early in the year.

In contrast, stock selection in information technology contributed to relative returns for the 12-month period. Shares of Qualcomm regained from the first-quarter sell-off and were up considerably for the one-year period, stemming from favorable earnings reports (which exceeded market expectations) and the unveiling of the company’s new Snapdragon 888 5G mobile platform.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
Qualcomm, Inc.	3.1%
Wells Fargo & Co.	2.8%
Southern Co.	2.7%
General Electric Co.	2.6%
DuPont de Nemours, Inc.	2.5%
Chubb Ltd.	2.3%
United Parcel Service, Inc. — Class B	2.3%
Morgan Stanley	2.1%
Metlife, Inc.	2.0%
Total SE ADR	1.9%
Portfolio holdings are subject to change daily.

Stock selection in energy also contributed to relative results, led by TC Energy. However, the impact was partially offset by an unfavorable overweight position in the sector.

Current Strategy and Outlook: Given market performance in 2020, in our view we are beginning to see signs of exuberance, with narrow leadership, high index concentration, and increased special purpose acquisition company and initial public offering activity. Considering this, we believe 2021 will present a stock pickers’ market, where more tempered returns may remind investors of the importance of dividends. Additionally, in the event of an economic recovery, we believe this may be an environment where we could see inflation, as consumers and businesses have capital to deploy while household net worth is at an all-time high. Ultimately, there may be a recoupling between the market and the economy, which might benefit areas of the market that were left behind over the course of 2020, in our opinion.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking“ statements. Actual results may differ materially from those projected in the “forward-looking“ statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

15

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	0.64%	9.43%	8.80%
Class I	1.27%	10.09%	9.46%
Class S	0.95%	9.82%	9.19%
Class S2	0.85%	9.65%	9.03%
Russell 1000® Value Index	2.80%	9.74%	10.50%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective May 25, 2018, the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Value Index because the Russell 1000® Value Index is considered by the Sub-Adviser to be a more appropriate benchmark that better aligns with the Portfolio’s value-focused investment style.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)
Japan	15.2%
United Kingdom	8.8%
China	8.2%
Netherlands	7.9%
France	6.9%
Switzerland	6.8%
South Korea	5.7%
India	4.5%
Germany	4.3%
Canada	3.8%
Countries between 0.0%-3.4%ˆ	24.7%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
** Includes 19 countries, which each represents 0.0%–3.4% of net assets.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA and Vice President, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 14.74% compared to the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.”), which returned 10.65% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S., for the reporting period. Broadly speaking, sector allocation aided relative performance. At the sector level, communication services was the largest contributor due to security selection. Financials aided relative returns due to stock selection and a favorable underweight. Energy also boosted relative results with a favorable underweight position. In contrast, holdings within industrials and business services detracted. Health care also hindered relative performance due to stock choices.

Regionally, the Portfolio found relative success in developed Europe — particularly the United Kingdom — due to beneficial security selection. No regions detracted from relative performance.

Within the communication services sector, NAVER was one of the top relative contributors to the Portfolio in 2020. The company reported in-line results in late July that showed core revenues growing steadily as the investments made over the last three years pay off. That was reinforced in October’s earnings, where NAVER beat consensus estimates for revenue and noted that it continued to invest in new e-commerce, fintech, and cloud initiatives.

Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4%
Samsung Electronics Co., Ltd.	2.7%
Alibaba Group Holding Ltd. ADR	2.6%
Naspers Ltd.	2.5%
NAVER Corp.	2.3%
Thales S.A.	2.2%
Unilever PLC	2.1%
AIA Group Ltd.	2.0%
Housing Development Finance Corp.	1.9%
Prosus NV	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio’s weakness in the industrials and business services sector was largely explained by Thales, a global aerospace and defense company that specializes in electrical systems. The near-complete halting of air travel due to the coronavirus pandemic, and fears for what that means for aircraft suppliers like Thales, sent shares sharply lower. However, earnings in late July showed in-line performance at the group level, with the headwinds in the aerospace segments offset somewhat by good results in other areas. Earnings in October again met expectations and showed business was returning to normal, a very welcome sign.

Current Strategy and Outlook: The historically extraordinary divide between growth and value stocks persisted in the final quarter of 2020 even as the coronavirus pandemic spiraled in many countries. We believe a value snapback lasting more than a few days is likely at some point in a post-pandemic recovery and could be violent, consistent with past value rallies. However, the timing of a value-driven rally is impossible to predict. Our focus remains on leveraging the strengths of our fundamental research platform and investing in companies that we think reflect the most compelling trade-off between valuation and fundamentals. Near term, we believe that massive and frequent virus testing is key to a recovery before vaccines become widely available. We expect a strong recovery in travel demand as more people get vaccinated. However, it is our opinion that international travel will take longer to rebound than domestic travel, and business travel may not fully return to pre-pandemic levels as videoconferencing replaces in-person meetings in the near term.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

17

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	14.11%	9.96%	6.29%
Class I	14.74%	10.61%	6.94%
Class S	14.49%	10.33%	6.67%
MSCI ACWI ex-U.S.	10.65%	8.93%	4.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,000.10	0.17%	$0.85	$1,000.00	$1,024.28	0.17%	$0.87
Class S	1,000.00	1,000.10	0.21	1.06	1,000.00	1,024.08	0.21	1.07
Class S2	1,000.00	1,000.10	0.23	1.16	1,000.00	1,023.98	0.23	1.17
VY® Clarion Global Real Estate Portfolio
Class ADV	1,000.00	1,163.00	1.47%	7.99	1,000.00	1,017.75	1.47%	7.46
Class I	1,000.00	1,166.10	0.87	4.74	1,000.00	1,020.76	0.87	4.42
Class S	1,000.00	1,164.90	1.12	6.09	1,000.00	1,019.51	1.12	5.69
Class S2	1,000.00	1,165.20	1.27	6.91	1,000.00	1,018.75	1.27	6.44
VY® Invesco Growth and Income Portfolio
Class ADV	1,000.00	1,275.90	1.24%	7.09	1,000.00	1,018.90	1.24%	6.29
Class I	1,000.00	1,279.70	0.64	3.67	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,278.00	0.89	5.10	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,277.10	1.04	5.95	1,000.00	1,019.91	1.04	5.28

19

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$1,396.20	1.85%	$11.14	$1,000.00	$1,015.84	1.85%	$9.37
Class I	1,000.00	1,400.10	1.25	7.54	1,000.00	1,018.85	1.25	6.34
Class S	1,000.00	1,398.80	1.50	9.04	1,000.00	1,017.60	1.50	7.61
Class S2	1,000.00	1,397.60	1.65	9.94	1,000.00	1,016.84	1.65	8.36
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	1,122.50	1.54%	8.22	1,000.00	1,017.39	1.54%	7.81
Class R6	1,000.00	1,125.70	0.94	5.02	1,000.00	1,020.41	0.94	4.77
Class S	1,000.00	1,124.40	1.19	6.35	1,000.00	1,019.15	1.19	6.04
Class S2	1,000.00	1,123.40	1.34	7.15	1,000.00	1,018.40	1.34	6.80
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,177.90	1.24%	6.79	1,000.00	1,018.90	1.24%	6.29
Class I	1,000.00	1,181.60	0.64	3.51	1,000.00	1,021.92	0.64	3.25
Class R6	1,000.00	1,181.50	0.64	3.51	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,179.70	0.89	4.88	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,179.40	1.04	5.70	1,000.00	1,019.91	1.04	5.28
VY® T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,243.40	1.21%	6.82	1,000.00	1,019.05	1.21%	6.14
Class I	1,000.00	1,248.60	0.61	3.45	1,000.00	1,022.07	0.61	3.10
Class S	1,000.00	1,246.50	0.86	4.86	1,000.00	1,020.81	0.86	4.37
Class S2	1,000.00	1,246.00	1.01	5.70	1,000.00	1,020.06	1.01	5.13
VY® T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	1,222.40	1.36%	7.60	1,000.00	1,018.30	1.36%	6.90
Class I	1,000.00	1,226.10	0.76	4.25	1,000.00	1,021.32	0.76	3.86
Class S	1,000.00	1,224.60	1.01	5.65	1,000.00	1,020.06	1.01	5.13

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio (collectively referred to as the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2021

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$188,532,246	$380,645,829	$586,870,610
Short-term investments at fair value†	—	1,699,470	8,467,244	2,790,179
Short-term investments at amortized cost	814,681,461	—	—	—
Repurchase agreements	136,392,000	—	—	—
Cash	517	—	—	—
Foreign currencies at value‡	—	—	8,194	27,839
Receivables:
Investment securities and currencies sold	11,999,004	5,515,753	1,151,407	3,852,238
Fund shares sold	3,784,307	2,019,948	390,551	68,690
Dividends	—	843,284	640,790	339,358
Interest	38,720	—	—	—
Foreign tax reclaims	—	75,555	176,821	48,464
Unrealized appreciation on forward foreign currency contracts	—	213	12,014	4
Prepaid expenses	—	910	—	—
Reimbursement due from Investment Adviser	406,161	27,643	—	—
Other assets	26,804	12,654	23,846	25,637
Total assets	967,328,974	198,727,676	391,516,696	594,023,019
LIABILITIES:
Payable for investment securities and currencies purchased	—	3,461,777	1,254,342	2,917,141
Payable for fund shares redeemed	60,637	30,812	169,696	8,237,219
Payable upon receipt of securities loaned	—	1,047,089	1,415,614	2,601,075
Unrealized depreciation on forward foreign currency contracts	—	6	222,338	—
Payable for unified fees	227,236	—	207,746	597,099
Payable for investment management fees	—	139,095	—	—
Payable for distribution and shareholder service fees	259,823	24,083	82,987	118,991
Payable to custodian due to foreign currency overdraft§	—	315,178	—	—
Payable to trustees under the deferred compensation plan (Note 6)	26,804	12,654	23,846	25,637
Payable for trustee fees	28,258	939	—	—
Payable for foreign capital gains tax	—	—	—	2,397,450
Other accrued expenses and liabilities	—	165,015	—	—
Total liabilities	602,758	5,196,648	3,376,569	16,894,612
NET ASSETS	$966,726,216	$193,531,028	$388,140,127	$577,128,407
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$966,745,066	$171,342,472	$310,570,356	$261,329,030
Total distributable earnings (loss)	(18,850)	22,188,556	77,569,771	315,799,377
NET ASSETS	$966,726,216	$193,531,028	$388,140,127	$577,128,407

+ Including securities loaned at value	$—	$135,350	$1,383,873	$2,539,430
* Cost of investments in securities	$—	$150,659,248	$304,979,769	$308,479,159
† Cost of short-term investments	$—	$1,699,470	$8,467,244	$2,790,179
‡ Cost of foreign currencies	$—	$—	$8,204	$27,908
§ Cost of foreign currency overdraft	$—	$315,206	$—	$—

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
Net assets	n/a	$14,367,019	$15,542,632	$58,266,478
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,400,612	753,721	2,247,528
Net asset value and redemption price per share	n/a	$10.26	$20.62	$25.92

Class I
Net assets	$64,002,335	$96,799,285	$30,671,964	$94,066,970
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	63,996,885	9,174,334	1,470,712	3,414,295
Net asset value and redemption price per share	$1.00	$10.55	$20.86	$27.55

Class S
Net assets	$375,267,100	$81,568,330	$317,890,490	$411,371,277
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	375,235,256	7,766,201	15,048,782	15,042,313
Net asset value and redemption price per share	$1.00	$10.50	$21.12	$27.35

Class S2
Net assets	$527,456,781	$796,394	$24,035,041	$13,423,682
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	527,412,003	75,078	1,150,864	497,470
Net asset value and redemption price per share	$1.00	$10.61	$20.88	$26.98

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$411,624,451	$7,224,313,913	$342,319,809	$215,842,701
Short-term investments at fair value†	7,019,081	847,122,815	4,499,483	9,593,748
Cash	—	15,115,214	2,193,985	1,358,956
Foreign currencies at value‡	—	—	—	270,615
Receivables:
Investment securities and currencies sold	—	32,377,529	945,197	336,293
Fund shares sold	2,242,716	1,770,549	288,951	119,831
Dividends	835,108	2,039,565	696,462	189,703
Interest	—	11,324,331	8,811	779
Foreign tax reclaims	143,132	—	53,122	289,137
Unrealized appreciation on forward foreign currency contracts	—	—	—	15
Prepaid expenses	—	—	—	868
Other assets	16,447	222,245	43,507	11,029
Total assets	421,880,935	8,134,286,161	351,049,327	228,013,675
LIABILITIES:
Payable for investment securities and currencies purchased	—	40,768,731	1,028,138	197,257
Payable for fund shares redeemed	15,743	5,282,640	874,940	216,787
Payable upon receipt of securities loaned	—	108,320,448	2,311,754	4,249,056
Unrealized depreciation on forward foreign currency contracts	—	—	—	282
Payable for unified fees	327,858	4,347,781	176,224	—
Payable for investment management fees	—	—	—	121,183
Payable for distribution and shareholder service fees	127,046	1,733,092	80,585	44,072
Payable to trustees under the deferred compensation plan (Note 6)	16,447	222,245	43,507	11,029
Payable for trustee fees	—	—	—	983
Other accrued expenses and liabilities	—	—	—	174,790
Written options, at fair valueˆ	—	98,227,223	—	35,730
Total liabilities	487,094	258,902,160	4,515,148	5,051,169
NET ASSETS	$421,393,841	$7,875,384,001	$346,534,179	$222,962,506
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$260,374,193	$5,579,214,601	$276,340,099	$158,249,595
Total distributable earnings	161,019,648	2,296,169,400	70,194,080	64,712,911
NET ASSETS	$421,393,841	$7,875,384,001	$346,534,179	$222,962,506

+ Including securities loaned at value	$—	$105,920,925	$2,260,606	$4,044,443
* Cost of investments in securities	$288,591,705	$5,843,146,771	$277,562,541	$154,512,920
† Cost of short-term investments	$7,019,081	$847,122,815	$4,499,483	$9,593,748
‡ Cost of foreign currencies	$—	$—	$—	$274,140
ˆ Premiums received on written options	$—	$51,671,233	$—	$21,937

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$120,606,174	$1,555,872,906	$47,110,233	$24,010,121
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,300,846	52,010,762	4,980,967	1,354,888
Net asset value and redemption price per share	$16.52	$29.91	$9.46	$17.72

Class I
Net assets	n/a	$1,280,224,105	$77,346,447	$45,033,272
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	40,463,549	7,977,072	2,527,915
Net asset value and redemption price per share	n/a	$31.64	$9.70	$17.81

Class R6
Net assets	$1,301,375	$542,043,001	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	72,423	17,121,254	n/a	n/a
Net asset value and redemption price per share	$17.97	$31.66	n/a	n/a

Class S
Net assets	$260,900,938	$4,426,278,184	$141,486,075	$153,919,113
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,487,916	139,877,825	14,371,311	8,676,535
Net asset value and redemption price per share	$18.01	$31.64	$9.85	$17.74

Class S2
Net assets	$38,585,354	$70,965,805	$80,591,424	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,167,147	2,262,462	8,440,668	n/a
Net asset value and redemption price per share	$17.80	$31.37	$9.55	n/a

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$156,168	$5,556,104	$9,522,838	$5,018,194
Interest	3,248,978	—	—	—
Securities lending income, net	—	13,181	41,767	10,990
Total investment income	3,405,146	5,569,285	9,564,605	5,029,184
EXPENSES:
Investment management fees	—	1,689,264	—	—
Unified fees	2,538,120	—	2,256,269	5,977,571
Distribution and shareholder service fees:
Class ADV	—	82,527	84,805	287,024
Class S	936,796	195,382	729,164	856,453
Class S2	1,927,404	2,998	88,452	44,547
Transfer agent fees:
Class ADV	—	16,829	—	—
Class I	—	116,189	—	—
Class S	—	95,572	—	—
Class S2	—	914	—	—
Shareholder reporting expense	—	35,950	—	—
Professional fees	—	14,960	—	—
Custody and accounting expense	—	35,164	—	—
Trustee fees and expenses	45,548	7,508	16,403	19,257
Miscellaneous expense	—	15,552	—	—
Interest expense	—	723	—	1,615
Total expenses	5,447,868	2,309,532	3,175,093	7,186,467
Waived and reimbursed fees	(3,463,182)	(394,310)	—	—
Brokerage commission recapture	—	(1,884)	—	(1,672)
Net expenses	1,984,686	1,913,338	3,175,093	7,184,795
Net investment income (loss)	1,420,460	3,655,947	6,389,512	(2,155,611)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheldˆ)	330,328	(7,044,793)	(2,572,677)	43,148,944
Forward foreign currency contracts	—	1,652	(1,757,104)	2,551
Foreign currency related transactions	—	35,356	674,911	(79,619)
Net realized gain (loss)	330,328	(7,007,785)	(3,654,870)	43,071,876
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	—	(9,673,960)	(21,848)	103,204,018
Forward foreign currency contracts	—	142	492,370	4
Foreign currency related transactions	—	5,409	10,383	5,598
Net change in unrealized appreciation (depreciation)	—	(9,668,409)	480,905	103,209,620
Net realized and unrealized gain (loss)	330,328	(16,676,194)	(3,173,965)	146,281,496
Increase (decrease) in net assets resulting from operations	$1,750,788	$(13,020,247)	$3,215,547	$144,125,885

* Foreign taxes withheld	$—	$230,156	$116,649	$688,142
ˆ Foreign capital gains taxes withheld	$—	$—	$—	$180,866
# Foreign capital gains taxes accrued	$—	$—	$—	$2,397,450

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,711,850	$71,749,820	$9,605,402	$2,945,445
Interest	—	71,822,424	60,660	2,668
Securities lending income, net	22,089	692,484	15,725	17,423
Total investment income	7,733,939	144,264,728	9,681,787	2,965,536
EXPENSES:
Investment management fees	—	—	—	1,258,029
Unified fees	3,839,262	47,065,592	1,998,196	—
Distribution and shareholder service fees:
Class ADV	655,268	8,233,206	252,871	128,504
Class S	628,730	10,159,795	324,830	340,946
Class S2	148,385	267,351	292,775	—
Transfer agent fees:
Class ADV	—	—	—	9,358
Class I	—	—	—	16,934
Class S	—	—	—	59,585
Shareholder reporting expense	—	—	—	39,517
Professional fees	—	—	—	31,672
Custody and accounting expense	—	—	—	93,054
Trustee fees and expenses	16,174	276,104	20,295	13,977
Miscellaneous expense	—	—	—	9,327
Total expenses	5,287,819	66,002,048	2,888,967	2,000,903
Waived and reimbursed fees	(103,692)	—	(94,011)	(32,467)
Net expenses	5,184,127	66,002,048	2,794,956	1,968,436
Net investment income	2,549,812	78,262,680	6,886,831	997,100
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,008,957	952,745,094	6,122,082	5,831,465
Forward foreign currency contracts	—	(5,109)	—	(40,544)
Foreign currency related transactions	(16,884)	23,992	766	(44,948)
Futures	—	—	128,992	—
Written options	—	21,056,885	—	105,135
Net realized gain	35,992,073	973,820,862	6,251,840	5,851,108
Net change in unrealized appreciation (depreciation) on:
Investments	9,925,133	194,069,173	(14,817,343)	20,033,222
Forward foreign currency contracts	—	(161)	—	(3,157)
Foreign currency related transactions	9,596	(26,044)	(1,525)	27,067
Written options	—	(6,919,637)	—	(11,535)
Net change in unrealized appreciation (depreciation)	9,934,729	187,123,331	(14,818,868)	20,045,597
Net realized and unrealized gain (loss)	45,926,802	1,160,944,193	(8,567,028)	25,896,705
Increase (decrease) in net assets resulting from operations	$48,476,614	$1,239,206,873	$(1,680,197)	$26,893,805

* Foreign taxes withheld	$108,802	$327,447	$188,633	$363,898

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$1,420,460	$12,239,407	$3,655,947	$4,326,494
Net realized gain (loss)	330,328	539,733	(7,007,785)	19,745,806
Net change in unrealized appreciation (depreciation)	—	—	(9,668,409)	25,795,968
Increase (decrease) in net assets resulting from operations	1,750,788	12,779,140	(13,020,247)	49,868,268

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(1,943,130)	(394,514)
Class I	(160,481)	(1,149,041)	(13,539,081)	(3,315,314)
Class S	(795,507)	(5,870,729)	(11,140,696)	(2,549,899)
Class S2	(801,847)	(5,767,381)	(103,320)	(23,042)
Total distributions	(1,757,835)	(12,787,151)	(26,726,227)	(6,282,769)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	588,651,285	214,336,336	15,969,658	9,881,253
Reinvestment of distributions	1,757,835	12,787,151	26,726,227	6,282,769
	590,409,120	227,123,487	42,695,885	16,164,022
Cost of shares redeemed	(350,271,057)	(303,425,500)	(43,792,715)	(36,020,088)
Net increase (decrease) in net assets resulting from capital share transactions	240,138,063	(76,302,013)	(1,096,830)	(19,856,066)
Net increase (decrease) in net assets	240,131,016	(76,310,024)	(40,843,304)	23,729,433

NET ASSETS:
Beginning of year or period	726,595,200	802,905,224	234,374,332	210,644,899
End of year or period	$966,726,216	$726,595,200	$193,531,028	$234,374,332

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$6,389,512	$7,902,172	$(2,155,611)	$1,847,925
Net realized gain (loss)	(3,654,870)	32,581,418	43,071,876	31,891,901
Net change in unrealized appreciation (depreciation)	480,905	57,251,391	103,209,620	98,284,611
Increase in net assets resulting from operations	3,215,547	97,734,981	144,125,885	132,024,437

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,511,379)	(2,498,575)	(3,335,242)	(2,713,856)
Class I	(2,995,867)	(4,251,471)	(5,482,509)	(4,082,963)
Class S	(31,609,283)	(51,840,265)	(23,848,555)	(20,116,064)
Class S2	(2,436,023)	(3,938,465)	(770,608)	(656,400)
Total distributions	(38,552,552)	(62,528,776)	(33,436,914)	(27,569,283)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,095,950	6,101,952	29,912,036	30,196,135
Reinvestment of distributions	38,552,552	62,528,776	33,436,914	27,569,283
	51,648,502	68,630,728	63,348,950	57,765,418
Cost of shares redeemed	(71,563,036)	(82,036,184)	(108,814,057)	(83,129,759)
Net decrease in net assets resulting from capital share transactions	(19,914,534)	(13,405,456)	(45,465,107)	(25,364,341)
Net increase (decrease) in net assets	(55,251,539)	21,800,749	65,223,864	79,090,813

NET ASSETS:
Beginning of year or period	443,391,666	421,590,917	511,904,543	432,813,730
End of year or period	$388,140,127	$443,391,666	$577,128,407	$511,904,543

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$2,549,812	$2,892,648	$78,262,680	$95,001,429
Net realized gain	35,992,073	31,318,348	973,820,862	561,644,298
Net change in unrealized appreciation (depreciation)	9,934,729	66,323,321	187,123,331	814,191,686
Increase in net assets resulting from operations	48,476,614	100,534,317	1,239,206,873	1,470,837,413

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,746,549)	(11,237,040)	(125,242,472)	(79,837,274)
Class I	—	—	(146,443,507)	(105,346,487)
Class R6	(83,242)	(75,422)	(22,268,407)	(10,487,555)
Class S	(21,154,417)	(29,140,576)	(361,997,134)	(265,075,287)
Class S2	(3,140,746)	(4,241,616)	(5,800,989)	(4,744,849)
Total distributions	(34,124,954)	(44,694,654)	(661,752,509)	(465,491,452)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,807,838	18,802,058	780,080,807	630,958,784
Reinvestment of distributions	34,124,954	44,694,654	661,752,509	465,491,452
	48,932,792	63,496,712	1,441,833,316	1,096,450,236
Cost of shares redeemed	(58,139,153)	(60,226,756)	(1,589,155,945)	(696,028,997)
Net increase (decrease) in net assets resulting from capital share transactions	(9,206,361)	3,269,956	(147,322,629)	400,421,239
Net increase in net assets	5,145,299	59,109,619	430,131,735	1,405,767,200

NET ASSETS:
Beginning of year or period	416,248,542	357,138,923	7,445,252,266	6,039,485,066
End of year or period	$421,393,841	$416,248,542	$7,875,384,001	$7,445,252,266

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio		VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$6,886,831	$16,817,266	$997,100	$2,536,063
Net realized gain	6,251,840	146,253,435	5,851,108	4,782,483
Net change in unrealized appreciation (depreciation)	(14,818,868)	16,621,155	20,045,597	42,909,045
Increase (decrease) in net assets resulting from operations	(1,680,197)	179,691,856	26,893,805	50,227,591

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,417,696)	(14,085,259)	(951,655)	(1,356,151)
Class I	(4,638,752)	(22,140,633)	(1,967,794)	(2,725,607)
Class S	(6,991,587)	(162,548,177)	(6,557,580)	(9,755,870)
Class S2	(4,344,569)	(28,955,674)	—	—
Total distributions	(18,392,604)	(227,729,743)	(9,477,029)	(13,837,628)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,085,747	34,697,046	10,128,091	9,219,945
Reinvestment of distributions	18,392,604	227,729,743	9,477,029	13,837,628
	35,478,351	262,426,789	19,605,120	23,057,573
Cost of shares redeemed	(53,320,095)	(589,365,595)	(30,264,106)	(34,974,404)
Net decrease in net assets resulting from capital share transactions	(17,841,744)	(326,938,806)	(10,658,986)	(11,916,831)
Net increase (decrease) in net assets	(37,914,545)	(374,976,693)	6,757,790	24,473,132

NET ASSETS:
Beginning of year or period	384,448,724	759,425,417	216,204,716	191,731,584
End of year or period	$346,534,179	$384,448,724	$222,962,506	$216,204,716

See Accompanying Notes to Financial Statements

31

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets					Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.30	0.28	0.17	0.17	0.23		64,002	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	2.01	0.29	0.29	0.29	1.93		52,515	—
12-31-18	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.61	0.29	0.29	0.29	1.61		62,115	—
12-31-17	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	0.66	0.29	0.29	0.29	0.62		50,773	—
12-31-16	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.23	0.28	0.28	0.28	0.13		66,214	—
Class S
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.24	0.53	0.21	0.21	0.17		375,267	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.75	0.54	0.54	0.54	1.68		314,786	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.36	0.54	0.54	0.54	1.33		354,423	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.41	0.54	0.54	0.54	0.37		372,943	—
12-31-16	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.09	0.53	0.42	0.42	0.00	*	488,208	—
Class S2
12-31-20	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.21	0.68	0.23	0.23	0.13		527,457	—
12-31-19	1.00	0.02		0.00	*	0.02	0.02		0.00	*	—	0.02		—	1.00	1.60	0.69	0.69	0.69	1.52		359,294	—
12-31-18	1.00	0.01		0.00	*	0.01	0.01		0.00	*	—	0.01		—	1.00	1.21	0.69	0.69	0.69	1.19		386,368	—
12-31-17	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.28	0.69	0.67	0.67	0.25		358,525	—
12-31-16	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.09	0.71	0.42	0.42	(0.00	)*	416,495	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-20	12.77	0.15	•	(1.11)		(0.96)	0.60		0.95		—	1.55		—	10.26	(5.37)	1.68	1.47	1.47	1.47		14,367	97
12-31-19	10.53	0.17	•	2.34		2.51	0.27		—		—	0.27		—	12.77	23.99	1.62	1.49	1.49	1.40		17,308	77
12-31-18	12.17	0.18	•	(1.24)		(1.06)	0.58		—		—	0.58		—	10.53	(9.10)	1.62	1.49	1.49	1.54		16,608	107
12-31-17	11.41	0.19	•	0.95		1.14	0.38		—		—	0.38		—	12.17	10.20	1.57	1.49	1.49	1.63		22,826	90
12-31-16	11.47	0.16		(0.13)		0.03	0.09		—		—	0.09		—	11.41	0.23	1.61	1.49	1.49	1.33		25,983	49
Class I
12-31-20	13.11	0.28		(1.21)		(0.93)	0.68		0.95		—	1.63		—	10.55	(4.83)	1.08	0.87	0.87	2.09		96,799	97
12-31-19	10.81	0.25	•	2.41		2.66	0.36		—		—	0.36		—	13.11	24.74	1.02	0.89	0.89	2.02		119,642	77
12-31-18	12.49	0.25	•	(1.27)		(1.02)	0.66		—		—	0.66		—	10.81	(8.52)	1.02	0.89	0.89	2.14		103,029	107
12-31-17	11.72	0.27	•	0.96		1.23	0.46		—		—	0.46		—	12.49	10.77	0.97	0.89	0.89	2.28		183,921	90
12-31-16	11.77	0.22		(0.10)		0.12	0.17		—		—	0.17		—	11.72	0.89	0.96	0.89	0.89	1.94		183,084	49
Class S
12-31-20	13.04	0.22		(1.16)		(0.94)	0.65		0.95		—	1.60		—	10.50	(5.04)	1.33	1.12	1.12	1.85		81,568	97
12-31-19	10.76	0.22	•	2.39		2.61	0.33		—		—	0.33		—	13.04	24.35	1.27	1.14	1.14	1.76		96,519	77
12-31-18	12.43	0.22	•	(1.26)		(1.04)	0.63		—		—	0.63		—	10.76	(8.74)	1.27	1.14	1.14	1.91		90,159	107
12-31-17	11.66	0.24	•	0.96		1.20	0.43		—		—	0.43		—	12.43	10.50	1.22	1.14	1.14	2.00		113,281	90
12-31-16	11.71	0.20	•	(0.12)		0.08	0.13		—		—	0.13		—	11.66	0.62	1.21	1.14	1.14	1.67		123,103	49
Class S2
12-31-20	13.15	0.20		(1.17)		(0.97)	0.62		0.95		—	1.57		—	10.61	(5.19)	1.48	1.27	1.27	1.76		796	97
12-31-19	10.85	0.20	•	2.41		2.61	0.31		—		—	0.31		—	13.15	24.15	1.42	1.29	1.29	1.61		906	77
12-31-18	12.52	0.21	•	(1.27)		(1.06)	0.61		—		—	0.61		—	10.85	(8.84)	1.42	1.29	1.29	1.76		850	107
12-31-17	11.73	0.22	•	0.98		1.20	0.41		—		—	0.41		—	12.52	10.42	1.37	1.29	1.29	1.87		1,048	90
12-31-16	11.78	0.18	•	(0.12)		0.06	0.11		—		—	0.11		—	11.73	0.44	1.39	1.29	1.29	1.52		1,117	49
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-20	22.73	0.32		(0.32)		0.00 *	0.35		1.76		—	2.11		—	20.62	2.55	1.24	1.24	1.24	1.45		15,543	32
12-31-19	21.15	0.32	•	4.64		4.96	0.50		2.88		—	3.38		—	22.73	24.30	1.24	1.24	1.24	1.43		18,401	22
12-31-18	27.94	0.32	•	(3.71)		(3.39)	0.30		3.10		—	3.40		—	21.15	(13.88)	1.24	1.24	1.24	1.22		16,868	31
12-31-17	26.55	0.38	•	3.04		3.42	0.51		1.52		—	2.03		—	27.94	13.46	1.24	1.24	1.24	1.43		22,246	17
12-31-16	25.48	0.30	•	4.19		4.49	0.52		2.90		—	3.42		—	26.55	19.52	1.29	1.24	1.24	1.21		18,641	23

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-20	23.01	0.39	•	(0.28)	0.11	0.50	1.76	—	2.26	—	20.86	3.22	0.64	0.64	0.64	2.05	30,672	32
12-31-19	21.41	0.46	•	4.69	5.15	0.67	2.88	—	3.55	—	23.01	24.98	0.64	0.64	0.64	2.02	29,773	22
12-31-18	28.23	0.48	•	(3.73)	(3.25)	0.47	3.10	—	3.57	—	21.41	(13.31)	0.64	0.64	0.64	1.82	27,943	31
12-31-17	26.77	0.55	•	3.07	3.62	0.64	1.52	—	2.16	—	28.23	14.13	0.64	0.64	0.64	2.02	33,894	17
12-31-16	25.68	0.45	•	4.23	4.68	0.69	2.90	—	3.59	—	26.77	20.23	0.64	0.64	0.64	1.81	28,117	23
Class S
12-31-20	23.25	0.39		(0.33)	0.06	0.43	1.76	—	2.19	—	21.12	2.90	0.89	0.89	0.89	1.81	317,890	32
12-31-19	21.58	0.41	•	4.73	5.14	0.59	2.88	—	3.47	—	23.25	24.73	0.89	0.89	0.89	1.78	367,941	22
12-31-18	28.43	0.42	•	(3.78)	(3.36)	0.39	3.10	—	3.49	—	21.58	(13.58)	0.89	0.89	0.89	1.56	350,968	31
12-31-17	26.94	0.48	•	3.10	3.58	0.57	1.52	—	2.09	—	28.43	13.89	0.89	0.89	0.89	1.76	476,317	17
12-31-16	25.81	0.41		4.23	4.64	0.61	2.90	—	3.51	—	26.94	19.92	0.89	0.89	0.89	1.56	507,524	23
Class S2
12-31-20	23.00	0.34		(0.30)	0.04	0.40	1.76	—	2.16	—	20.88	2.77	1.04	1.04	1.04	1.66	24,035	32
12-31-19	21.39	0.37	•	4.67	5.04	0.55	2.88	—	3.43	—	23.00	24.47	1.04	1.04	1.04	1.63	27,277	22
12-31-18	28.19	0.37	•	(3.73)	(3.36)	0.34	3.10	—	3.44	—	21.39	(13.67)	1.04	1.04	1.04	1.41	25,812	31
12-31-17	26.73	0.44	•	3.06	3.50	0.52	1.52	—	2.04	—	28.19	13.67	1.04	1.04	1.04	1.62	33,409	17
12-31-16	25.62	0.35	•	4.23	4.58	0.57	2.90	—	3.47	—	26.73	19.80	1.07	1.04	1.04	1.41	38,721	23
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-20	21.02	(0.17)		6.57	6.40	0.01	1.49	—	1.50	—	25.92	32.71	1.85	1.85	1.85	(0.80)	58,266	22
12-31-19	16.95	0.01		5.24	5.25	—	1.18	—	1.18	—	21.02	31.47	1.86	1.86	1.86	0.03	50,224	21
12-31-18	20.52	(0.01)		(3.49)	(3.50)	0.07	—	—	0.07	—	16.95	(17.12)	1.86	1.86	1.86	(0.07)	40,881	21
12-31-17	14.43	(0.05)		6.19	6.14	0.05	—	—	0.05	—	20.52	42.55	1.86	1.86	1.86	(0.24)	57,093	26
12-31-16	12.92	0.02	•	1.61	1.63	0.12	—	—	0.12	—	14.43	12.62	1.90	1.85	1.85	0.12	35,873	24
Class I
12-31-20	22.24	(0.04)		6.98	6.94	0.14	1.49	—	1.63	—	27.55	33.52	1.25	1.25	1.25	(0.20)	94,067	22
12-31-19	17.80	0.13		5.52	5.65	0.03	1.18	—	1.21	—	22.24	32.23	1.26	1.26	1.26	0.62	79,674	21
12-31-18	21.52	0.12		(3.67)	(3.55)	0.17	—	—	0.17	—	17.80	(16.58)	1.26	1.26	1.26	0.53	61,663	21
12-31-17	15.10	0.08		6.47	6.55	0.13	—	—	0.13	—	21.52	43.45	1.26	1.26	1.26	0.34	82,567	26
12-31-16	13.52	0.10	•	1.70	1.80	0.22	—	—	0.22	—	15.10	13.27	1.25	1.25	1.25	0.71	63,276	24
Class S
12-31-20	22.08	(0.10	)•	6.94	6.84	0.08	1.49	—	1.57	—	27.35	33.23	1.50	1.50	1.50	(0.45)	411,371	22
12-31-19	17.70	0.08		5.48	5.56	0.00 *	1.18	—	1.18	—	22.08	31.91	1.51	1.51	1.51	0.38	370,441	21
12-31-18	21.40	0.05	•	(3.63)	(3.58)	0.12	—	—	0.12	—	17.70	(16.81)	1.51	1.51	1.51	0.27	319,682	21
12-31-17	15.02	0.03		6.44	6.47	0.09	—	—	0.09	—	21.40	43.11	1.51	1.51	1.51	0.11	454,764	26
12-31-16	13.45	0.07	•	1.67	1.74	0.17	—	—	0.17	—	15.02	12.95	1.50	1.50	1.50	0.47	362,865	24
Class S2
12-31-20	21.80	(0.13	)•	6.85	6.72	0.05	1.49	—	1.54	—	26.98	33.03	1.65	1.65	1.65	(0.60)	13,424	22
12-31-19	17.52	0.05		5.41	5.46	—	1.18	—	1.18	—	21.80	31.64	1.66	1.66	1.66	0.24	11,567	21
12-31-18	21.17	0.04		(3.61)	(3.57)	0.08	—	—	0.08	—	17.52	(16.92)	1.66	1.66	1.66	0.12	10,587	21
12-31-17	14.86	(0.01	)•	6.37	6.36	0.05	—	—	0.05	—	21.17	42.85	1.66	1.66	1.66	(0.03)	15,050	26
12-31-16	13.30	0.05	•	1.65	1.70	0.14	—	—	0.14	—	14.86	12.79	1.68	1.65	1.65	0.32	14,570	24
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-20	16.06	0.06		1.86	1.92	0.09	1.37	—	1.46	—	16.52	12.87	1.57	1.54	1.54	0.40	120,606	16
12-31-19	14.01	0.06		3.89	3.95	0.10	1.80	—	1.90	—	16.06	28.89	1.57	1.54	1.54	0.48	110,093	16
12-31-18	16.98	0.07		(0.23)	(0.16)	0.14	2.67	—	2.81	—	14.01	(2.07)	1.57	1.54	1.54	0.47	78,112	27
12-31-17	14.58	0.10		3.53	3.63	0.17	1.06	—	1.23	—	16.98	25.47	1.57	1.55	1.55	0.60	83,492	29
12-31-16	15.29	0.13	•	0.68	0.81	0.17	1.35	—	1.52	—	14.58	4.94	1.61	1.54	1.54	0.83	68,606	26

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class R6
12-31-20	17.33	0.17	•	2.01	2.18	0.17	1.37	—	1.54	—	17.97	13.55	0.97	0.94	0.94	0.98	1,301	16
12-31-19	14.97	0.18	•	4.17	4.35	0.19	1.80	—	1.99	—	17.33	29.74	0.97	0.94	0.94	1.07	635	16
12-31-18	17.96	0.19	•	(0.27)	(0.08)	0.24	2.67	—	2.91	—	14.97	(1.51)	0.97	0.94	0.94	1.14	84	27
12-31-17	15.35	0.21	•	3.71	3.92	0.25	1.06	—	1.31	—	17.96	26.16	0.97	0.95	0.95	1.21	44	29
05-03-16(5) – 12-31-16	16.66	0.22	•	0.07	0.29	0.25	1.35	—	1.60	—	15.35	1.46	0.96	0.94	0.94	1.48	49	26
Class S
12-31-20	17.36	0.14		2.01	2.15	0.13	1.37	—	1.50	—	18.01	13.28	1.22	1.19	1.19	0.74	260,901	16
12-31-19	15.00	0.14	•	4.16	4.30	0.14	1.80	—	1.94	—	17.36	29.34	1.22	1.19	1.19	0.82	266,633	16
12-31-18	17.97	0.14	•	(0.25)	(0.11)	0.19	2.67	—	2.86	—	15.00	(1.69)	1.22	1.19	1.19	0.81	243,512	27
12-31-17	15.36	0.16	•	3.71	3.87	0.20	1.06	—	1.26	—	17.97	25.81	1.22	1.20	1.20	0.95	282,442	29
12-31-16	16.02	0.20		0.70	0.90	0.21	1.35	—	1.56	—	15.36	5.30	1.21	1.19	1.19	1.20	299,965	26
Class S2
12-31-20	17.18	0.11		1.98	2.09	0.10	1.37	—	1.47	—	17.80	13.06	1.37	1.34	1.34	0.60	38,585	16
12-31-19	14.86	0.11	•	4.13	4.24	0.12	1.80	—	1.92	—	17.18	29.15	1.37	1.34	1.34	0.67	38,888	16
12-31-18	17.83	0.12		(0.26)	(0.14)	0.16	2.67	—	2.83	—	14.86	(1.89)	1.37	1.34	1.34	0.66	35,431	27
12-31-17	15.24	0.14	•	3.69	3.83	0.18	1.06	—	1.24	—	17.83	25.69	1.37	1.35	1.35	0.80	41,831	29
12-31-16	15.90	0.17	•	0.70	0.87	0.18	1.35	—	1.53	—	15.24	5.16	1.39	1.34	1.34	1.05	44,381	26
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-20	27.98	0.20	•	4.33	4.53	0.29	2.31	—	2.60	—	29.91	17.54	1.24	1.24	1.24	0.71	1,555,873	98
12-31-19	24.10	0.25		5.46	5.71	0.34	1.49	—	1.83	—	27.98	23.99	1.24	1.24	1.24	1.02	1,353,246	53
12-31-18	26.53	0.48		(0.36)	0.12	0.50	2.05	—	2.55	—	24.10	0.10	1.24	1.24	1.24	1.94	990,787	75
12-31-17	24.54	0.19		3.36	3.55	0.25	1.31	—	1.56	—	26.53	14.72	1.24	1.24	1.24	0.78	954,071	61
12-31-16	25.27	0.24	•	1.68	1.92	0.28	2.37	—	2.65	—	24.54	7.65	1.29	1.24	1.24	0.97	778,133	69
Class I
12-31-20	29.41	0.38	•	4.61	4.99	0.45	2.31	—	2.76	—	31.64	18.28	0.64	0.64	0.64	1.31	1,280,224	98
12-31-19	25.23	0.43		5.73	6.16	0.49	1.49	—	1.98	—	29.41	24.71	0.64	0.64	0.64	1.62	1,673,642	53
12-31-18	27.64	0.67		(0.38)	0.29	0.65	2.05	—	2.70	—	25.23	0.74	0.64	0.64	0.64	2.57	1,245,366	75
12-31-17	25.49	0.36		3.50	3.86	0.40	1.31	—	1.71	—	27.64	15.39	0.64	0.64	0.64	1.38	1,217,289	61
12-31-16	26.12	0.40		1.75	2.15	0.41	2.37	—	2.78	—	25.49	8.31	0.64	0.64	0.64	1.55	1,084,776	69
Class R6
12-31-20	29.43	0.38	•	4.61	4.99	0.45	2.31	—	2.76	—	31.66	18.27	0.64	0.64	0.64	1.30	542,043	98
12-31-19	25.24	0.46	•	5.71	6.17	0.49	1.49	—	1.98	—	29.43	24.74	0.64	0.64	0.64	1.62	181,835	53
12-31-18	27.66	0.70	•	(0.42)	0.28	0.65	2.05	—	2.70	—	25.24	0.70	0.64	0.64	0.64	2.57	94,159	75
12-31-17	25.49	0.38	•	3.50	3.88	0.40	1.31	—	1.71	—	27.66	15.47	0.64	0.64	0.64	1.38	59,752	61
05-03-16(5) – 12-31-16	27.00	0.48	•	0.79	1.27	0.41	2.37	—	2.78	—	25.49	4.78	0.64	0.64	0.64	1.91	8,696	69
Class S
12-31-20	29.42	0.32		4.59	4.91	0.38	2.31	—	2.69	—	31.64	17.97	0.89	0.89	0.89	1.06	4,426,278	98
12-31-19	25.25	0.39	•	5.69	6.08	0.42	1.49	—	1.91	—	29.42	24.36	0.89	0.89	0.89	1.37	4,163,308	53
12-31-18	27.65	0.63	•	(0.40)	0.23	0.58	2.05	—	2.63	—	25.25	0.51	0.89	0.89	0.89	2.29	3,640,431	75
12-31-17	25.50	0.31	•	3.48	3.79	0.33	1.31	—	1.64	—	27.65	15.10	0.89	0.89	0.89	1.13	4,050,729	61
12-31-16	26.13	0.34		1.74	2.08	0.34	2.37	—	2.71	—	25.50	8.05	0.89	0.89	0.89	1.30	4,074,922	69
Class S2
12-31-20	29.19	0.28		4.54	4.82	0.33	2.31	—	2.64	—	31.37	17.82	1.04	1.04	1.04	0.91	70,966	98
12-31-19	25.06	0.34	•	5.65	5.99	0.37	1.49	—	1.86	—	29.19	24.19	1.04	1.04	1.04	1.22	73,222	53
12-31-18	27.47	0.58	•	(0.40)	0.18	0.54	2.05	—	2.59	—	25.06	0.33	1.04	1.04	1.04	2.13	68,741	75
12-31-17	25.33	0.26	•	3.47	3.73	0.28	1.31	—	1.59	—	27.47	14.96	1.04	1.04	1.04	0.98	74,919	61
12-31-16	25.98	0.31		1.71	2.02	0.30	2.37	—	2.67	—	25.33	7.86	1.07	1.04	1.04	1.15	82,812	69

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-20	9.97	0.17		(0.19)	(0.02)	0.37	0.12	—	0.49	—	9.46	0.64		1.24	1.21		1.21	1.87		47,110	25
12-31-19	10.74	0.21	•	2.42	2.63	0.26	3.14	—	3.40	—	9.97	25.93		1.24	1.21		1.21	1.82		51,293	17
12-31-18	14.34	0.23		(1.38)	(1.15)	0.23	2.22	—	2.45	—	10.74	(9.69	)(a)	1.24	1.09	(b)	1.09	1.80	(c)	43,287	16
12-31-17	13.63	0.20		1.86	2.06	0.25	1.10	—	1.35	—	14.34	15.89		1.24	1.24		1.24	1.38		53,101	19
12-31-16	13.03	0.23		2.04	2.27	0.26	1.41	—	1.67	—	13.63	18.30		1.29	1.24		1.24	1.67		50,794	26
Class I
12-31-20	10.27	0.23		(0.20)	0.03	0.48	0.12	—	0.60	—	9.70	1.27		0.64	0.61		0.61	2.47		77,346	25
12-31-19	10.97	0.29	•	2.47	2.76	0.32	3.14	—	3.46	—	10.27	26.66		0.64	0.61		0.61	2.42		81,596	17
12-31-18	14.59	0.31		(1.41)	(1.10)	0.30	2.22	—	2.52	—	10.97	(9.09	)(a)	0.64	0.49	(b)	0.49	2.40	(c)	82,300	16
12-31-17	13.85	0.28	•	1.90	2.18	0.34	1.10	—	1.44	—	14.59	16.48		0.64	0.64		0.64	1.94		99,204	19
12-31-16	13.20	0.31	•	2.09	2.40	0.34	1.41	—	1.75	—	13.85	19.07		0.64	0.64		0.64	2.32		135,151	26
Class S
12-31-20	10.31	0.22		(0.20)	0.02	0.36	0.12	—	0.48	—	9.85	0.95		0.89	0.86		0.86	2.22		141,486	25
12-31-19	11.00	0.25	•	2.50	2.75	0.30	3.14	—	3.44	—	10.31	26.42		0.89	0.86		0.86	2.13		161,388	17
12-31-18	14.62	0.29		(1.42)	(1.13)	0.27	2.22	—	2.49	—	11.00	(9.32	)(a)	0.89	0.74	(b)	0.74	2.15	(c)	541,914	16
12-31-17	13.87	0.25	•	1.90	2.15	0.30	1.10	—	1.40	—	14.62	16.23		0.89	0.89		0.89	1.73		694,870	19
12-31-16	13.22	0.28		2.08	2.36	0.30	1.41	—	1.71	—	13.87	18.77		0.89	0.89		0.89	2.01		772,218	26
Class S2
12-31-20	10.07	0.20		(0.20)	0.00 *	0.40	0.12	—	0.52	—	9.55	0.85		1.04	1.01		1.01	2.07		80,591	25
12-31-19	10.82	0.23	•	2.44	2.67	0.28	3.14	—	3.42	—	10.07	26.13		1.04	1.01		1.01	2.01		90,172	17
12-31-18	14.42	0.26		(1.39)	(1.13)	0.25	2.22	—	2.47	—	10.82	(9.45	)(a)	1.04	0.89	(b)	0.89	2.00	(c)	91,924	16
12-31-17	13.70	0.23		1.87	2.10	0.28	1.10	—	1.38	—	14.42	16.07		1.04	1.04		1.04	1.58		113,247	19
12-31-16	13.08	0.25		2.06	2.31	0.28	1.41	—	1.69	—	13.70	18.59		1.07	1.04		1.04	1.86		113,380	26
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-20	16.26	0.02	•	2.15	2.17	0.34	0.37	—	0.71	—	17.72	14.11		1.38	1.36		1.36	0.14		24,010	30
12-31-19	13.63	0.12		3.49	3.61	0.06	0.92	—	0.98	—	16.26	27.20		1.41	1.36		1.36	0.87		23,415	30
12-31-18	16.16	0.10		(2.41)	(2.31)	0.22	—	—	0.22	—	13.63	(14.46)		1.45	1.40		1.40	0.70		18,465	35
12-31-17	12.79	0.08		3.42	3.50	0.13	—	—	0.13	—	16.16	27.42		1.40	1.40		1.40	0.64		21,086	37
12-31-16	12.73	0.11		0.09	0.20	0.14	—	—	0.14	—	12.79	1.59		1.43	1.38		1.38	0.82		15,001	33
Class I
12-31-20	16.35	0.13		2.13	2.26	0.43	0.37	—	0.80	—	17.81	14.74		0.78	0.76		0.76	0.75		45,033	30
12-31-19	13.69	0.23		3.50	3.73	0.15	0.92	—	1.07	—	16.35	28.04		0.81	0.76		0.76	1.47		41,352	30
12-31-18	16.22	0.20	•	(2.42)	(2.22)	0.31	—	—	0.31	—	13.69	(13.96)		0.85	0.80		0.80	1.30		35,717	35
12-31-17	12.82	0.19	•	3.41	3.60	0.20	—	—	0.20	—	16.22	28.21		0.80	0.80		0.80	1.26		44,832	37
12-31-16	12.76	0.19		0.09	0.28	0.22	—	—	0.22	—	12.82	2.18		0.78	0.78		0.78	1.41		38,010	33
Class S
12-31-20	16.28	0.08	•	2.14	2.22	0.39	0.37	—	0.76	—	17.74	14.49		1.03	1.01		1.01	0.49		153,919	30
12-31-19	13.64	0.18	•	3.49	3.67	0.11	0.92	—	1.03	—	16.28	27.64		1.06	1.01		1.01	1.20		151,437	30
12-31-18	16.15	0.17	•	(2.42)	(2.25)	0.26	—	—	0.26	—	13.64	(14.12)		1.10	1.05		1.05	1.07		137,550	35
12-31-17	12.77	0.15	•	3.40	3.55	0.17	—	—	0.17	—	16.15	27.87		1.05	1.05		1.05	1.01		175,297	37
12-31-16	12.71	0.15	•	0.09	0.24	0.18	—	—	0.18	—	12.77	1.90		1.03	1.03		1.03	1.17		154,225	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, total return for VY® T.Rowe Price Equity Income Portfolio would have been (9.84)%, (9.24)%, (9.47)% and (9.60)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended
December 31, 2018, the net expense ratios for VY® T.Rowe Price Equity Income Portfolio would have been 1.23%, 0.63%, 0.88% and 1.03% for Class ADV, I, S and S2, respectively.
(c)	Excluding amounts related to a securities lending settlement and a cumulative underpayment of prior years’ waivers of management fees recorded in the year ended December 31, 2018, the net investment income ratios for VY® T.Rowe Price Equity Income Portfolio would have been 1.65%, 2.25%, 2.00% and 1.85% for Classes ADV, I, S and S2, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Liquid Assets), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

effect on the value of shareholders’ investments in each Portfolio.

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets andliabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly, net short-term capital gain distributions, if any, are declared and paid monthly and net long-term capital gain distributions, if any, are declared and paid annually by Government Liquid Assets. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2020, the maximum amount of loss that Clarion Global Real Estate, Invesco Growth and Income, JPMorgan Emerging Markets Equity and T. Rowe Price International Stock would incur if its counterparties failed to perform would be $213, $12,014, $4 and $15, respectively, which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2020. There was no collateral pledged by any counterparty at December 31, 2020 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2020, Clarion Global Real Estate, Invesco Growth Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had a liability position of $6, $222,338, $98,227,223 and $36,012, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2020, each Portfolio could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by any Portfolio as of December 31, 2020.

H. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities.

Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2020, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward currency contracts at December 31, 2020.

	Purchased	Sold
Clarion Global Real Estate	$—	$172,760
Invesco Growth and Income	2,160,557	25,346,379
JPMorgan Emerging Markets Equity	371,218	—
T. Rowe Price Capital Appreciation	1,553,571	—
T. Rowe Price International Stock	84,429	757,318

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations.

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, T. Rowe Price Equity Income had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2020, T. Rowe Price Equity Income had an average notional value on futures contracts purchased of $2,317,650. The Portfolio did not have any open futures contracts at December 31, 2020.

I.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2020, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had written equity options with an average notional value of $758,338,459 and $743,873, respectively, to generate income. Please refer to the tables within the Portfolio of Investments for T. Rowe Price Capital Appreciation and T. Rowe Price International Stock for open written equity options at December 31, 2020. At December 31, 2020, T. Rowe Price Capital Appreciation had pledged securities fair valued at $229,273,351 for open written call options and these are footnoted within the Portfolio of Investments. T. Rowe Price International Stock did not pledge any securities for its open written call options.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2020.
43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Securities Lending. Each Portfolio may temporarily loan up to 33⅓% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M.    Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Clarion Global Real Estate	$180,517,213	$203,548,859
Invesco Growth and Income	111,299,266	156,247,858
JPMorgan Emerging Markets Equity	102,655,394	176,846,122
Morgan Stanley Global Franchise	60,996,445	104,963,273
T. Rowe Price Capital Appreciation	6,532,012,722	7,170,792,703
T. Rowe Price Equity Income	78,399,549	106,550,815
T. Rowe Price International Stock	57,876,635	79,863,245

NOTE 4 — INVESTMENT MANAGEMENT FEES

Clarion Global Real Estate and T. Rowe Price International Stock have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate(1)	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million
T. Rowe Price International Stock(1)	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

(1)	The Investment Adviser is contractually obligated to waive 0.033% and 0.04% of the management fee for Clarion Global Real Estate and T. Rowe Price International Stock, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board. Prior to January 1, 2020, the Investment Adviser had contractually agreed to waive 0.010% of the management fee for Clarion Global Real Estate. Any fees waived or reimbursed were not eligible for recoupment. Modification of this obligation was approved by the Board.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

With the exception of the Portfolios in the table above, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise(2)	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(2)(3)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(1)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.
(2)	The Investment Adviser is contractually obligated to waive 0.026% and 0.030% of the Unified Fee for Morgan Stanley Global Franchise and T. Rowe Price Equity Income, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.
(3)	The assets of Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to the respective Portfolios.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and Unified Fee, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Unified Fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2020, the Distributor waived $2,371,489 of class specific distribution and shareholder servicing fees and the Investment Adviser waived $1,091,693 of Unified Fees and/or certain expenses to assist the Portfolio in maintaining a yield of not less than zero. The class specific waivers were comprised of the following amounts:

	Distribution Fee	Shareholder Servicing Fee
Class S	$—	$760,070
Class S2	608,154	1,003,265

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
	2021	2022	2023	Total
Government Liquid Assets	$—	$—	$1,091,693	$1,091,693

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance	Invesco Growth and Income	5.08%
Company	T. Rowe Price Equity Income	6.75
	T. Rowe Price International Stock	13.71
Security Life of Denver	Clarion Global Real Estate	5.74
Insurance Company	JPMorgan Emerging Markets Equity	7.77
	T. Rowe Price Equity Income	8.98
	T. Rowe Price International Stock	5.92
Voya Institutional Trust	Government Liquid Assets	54.21
Company	Clarion Global Real Estate	12.26
	JPMorgan Emerging Markets Equity	10.48
	Morgan Stanley Global Franchise	30.09
	T. Rowe Price Capital Appreciation	28.72
	T. Rowe Price Equity Income	37.37
	T. Rowe Price International Stock	11.21
Voya Retirement	Clarion Global Real Estate	35.74
Insurance and Annuity	Invesco Growth and Income	17.71
Company	JPMorgan Emerging Markets Equity	15.71
	T. Rowe Price Capital Appreciation	31.11
	T. Rowe Price Equity Income	46.00
	T. Rowe Price International Stock	8.27

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended December 31, 2020, T. Rowe Price Capital Appreciation engaged in such purchase and sale transactions totaling $11,323,048 and $267,772,183, respectively.

Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Clarion Global Real Estate	$229,114
T. Rowe Price International Stock	85,129

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes,

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

With the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2021	2022	2023	Total
Clarion Global Real Estate	$336,627	$271,097	$332,373	$940,097
T. Rowe Price International Stock	54,274	7,153	—	61,427

The Expense Limitation Agreements are contractual through May 1, 2021, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which a line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2020 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Clarion Global Real Estate	5	$3,141,800	1.64%
JPMorgan Emerging Markets Equity	42	988,881	1.40

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2020	43,551,255	—	160,481	(32,223,268)	11,488,468	43,551,255	—	160,481	(32,223,268)	11,488,468
12/31/2019	27,338,984	—	1,149,040	(38,086,906)	(9,598,882)	27,338,984	—	1,149,041	(38,086,906)	(9,598,881)
Class S
12/31/2020	218,599,473	—	795,507	(158,907,023)	60,487,956	218,599,472	—	795,507	(158,907,023)	60,487,956
12/31/2019	105,890,206	—	5,870,727	(151,393,326)	(39,632,393)	105,890,204	—	5,870,729	(151,393,326)	(39,632,393)
Class S2
12/31/2020	326,500,557	—	801,848	(159,140,766)	168,161,639	326,500,558	—	801,847	(159,140,766)	168,161,639
12/31/2019	81,107,149	—	5,767,380	(113,945,268)	(27,070,739)	81,107,148	—	5,767,381	(113,945,268)	(27,070,739)

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

Year or period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Global Real Estate
Class ADV
12/31/2020	129,528	—	223,348	(307,974)	44,902	1,270,587	—	1,943,130	(3,108,493)	105,224
12/31/2019	70,100	—	32,152	(323,215)	(220,963)	860,644	—	394,514	(3,916,605)	(2,661,447)
Class I
12/31/2020	963,954	—	1,516,134	(2,433,184)	46,904	9,270,177	—	13,539,081	(25,979,247)	(3,169,989)
12/31/2019	526,561	—	263,954	(1,189,789)	(399,274)	6,485,548	—	3,315,314	(14,748,857)	(4,947,995)
Class S
12/31/2020	531,792	—	1,251,764	(1,417,015)	366,541	5,413,868	—	11,140,696	(14,634,393)	1,920,171
12/31/2019	202,999	—	203,825	(1,384,294)	(977,470)	2,531,379	—	2,549,899	(17,208,225)	(12,126,947)
Class S2
12/31/2020	1,463	—	11,493	(6,770)	6,186	15,026	—	103,320	(70,582)	47,764
12/31/2019	284	—	1,826	(11,562)	(9,452)	3,682	—	23,042	(146,401)	(119,677)
Invesco Growth and Income
Class ADV
12/31/2020	69,867	—	93,526	(219,291)	(55,898)	1,261,128	—	1,511,379	(3,962,904)	(1,190,397)
12/31/2019	32,842	—	115,836	(136,407)	12,271	752,320	—	2,498,575	(3,095,163)	155,732
Class I
12/31/2020	278,527	—	183,796	(285,492)	176,831	5,017,662	—	2,995,867	(5,157,613)	2,855,916
12/31/2019	53,646	—	195,201	(260,360)	(11,513)	1,206,116	—	4,251,471	(5,977,085)	(519,498)
Class S
12/31/2020	340,779	—	1,912,238	(3,031,679)	(778,662)	6,067,646	—	31,609,283	(58,221,302)	(20,544,373)
12/31/2019	161,662	—	2,353,167	(2,948,227)	(433,398)	3,651,614	—	51,840,265	(67,944,103)	(12,452,224)
Class S2
12/31/2020	41,348	—	148,992	(225,207)	(34,867)	749,514	—	2,436,023	(4,221,217)	(1,035,680)
12/31/2019	21,817	—	180,581	(223,561)	(21,163)	491,902	—	3,938,465	(5,019,833)	(589,466)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2020	267,174	—	168,788	(577,958)	(141,996)	5,770,513	—	3,335,242	(11,945,482)	(2,839,727)
12/31/2019	281,136	—	138,039	(441,406)	(22,231)	5,470,948	—	2,713,856	(8,522,028)	(337,224)
Class I
12/31/2020	550,474	—	261,820	(980,967)	(168,673)	12,167,260	—	5,482,509	(21,408,539)	(3,758,770)
12/31/2019	467,321	—	196,864	(545,797)	118,388	9,650,512	—	4,082,963	(11,218,091)	2,515,384
Class S
12/31/2020	534,104	—	1,146,014	(3,414,754)	(1,734,636)	11,580,698	—	23,848,555	(73,515,273)	(38,086,020)
12/31/2019	723,015	—	975,561	(2,981,926)	(1,283,350)	14,525,557	—	20,116,064	(60,692,033)	(26,050,412)
Class S2
12/31/2020	18,152	—	37,499	(88,666)	(33,015)	393,565	—	770,608	(1,944,763)	(780,590)
12/31/2019	27,135	—	32,208	(133,304)	(73,961)	549,118	—	656,400	(2,697,607)	(1,492,089)
Morgan Stanley Global Franchise
Class ADV
12/31/2020	548,605	—	650,203	(752,027)	446,781	8,726,056	—	9,746,549	(11,298,930)	7,173,675
12/31/2019	884,610	—	733,488	(339,344)	1,278,754	13,740,896	—	11,237,040	(5,296,512)	19,681,424
Class R6
12/31/2020	54,732	—	5,119	(24,069)	35,782	931,719	—	83,242	(418,085)	596,876
12/31/2019	36,839	—	4,577	(10,413)	31,003	624,916	—	75,422	(172,697)	527,641
Class S
12/31/2020	251,313	—	1,297,021	(2,418,030)	(869,696)	4,372,052	—	21,154,417	(40,749,327)	(15,222,858)
12/31/2019	248,447	—	1,762,890	(2,887,863)	(876,526)	4,196,048	—	29,140,576	(48,204,362)	(14,867,738)
Class S2
12/31/2020	46,784	—	194,594	(337,650)	(96,272)	778,011	—	3,140,746	(5,672,811)	(1,754,054)
12/31/2019	14,454	—	259,109	(394,495)	(120,932)	240,198	—	4,241,616	(6,553,185)	(2,071,371)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2020	3,740,800	—	4,755,912	(4,851,630)	3,645,082	102,816,047	—	125,242,472	(126,741,872)	101,316,647
12/31/2019	5,575,422	—	2,946,529	(1,260,108)	7,261,843	150,351,658	—	79,837,274	(33,969,913)	196,219,019
Class I
12/31/2020	6,028,340	—	5,239,834	(27,708,303)	(16,440,129)	171,166,595	—	146,443,507	(843,395,333)	(525,785,231)
12/31/2019	9,759,628	—	3,684,129	(5,896,777)	7,546,980	277,225,757	—	105,346,487	(167,049,242)	215,523,002
Class R6
12/31/2020	13,692,166	—	779,163	(3,529,227)	10,942,102	427,082,165	—	22,268,407	(109,303,753)	340,046,819
12/31/2019	2,439,618	—	366,413	(356,708)	2,449,323	68,813,223	—	10,487,555	(10,246,153)	69,054,625
Class S
12/31/2020	2,541,238	—	12,945,953	(17,100,702)	(1,613,511)	75,038,932	—	361,997,134	(493,096,419)	(56,060,353)
12/31/2019	4,635,615	—	9,290,071	(16,631,924)	(2,706,238)	130,238,436	—	265,075,287	(469,100,432)	(73,786,709)

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

Year or period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Capital Appreciation (continued)
Class S2
12/31/2020	136,942	—	209,860	(592,588)	(245,786)	3,977,068	—	5,800,989	(16,618,568)	(6,840,511)
12/31/2019	155,586	—	167,850	(558,499)	(235,063)	4,329,710	—	4,744,849	(15,663,257)	(6,588,698)
T. Rowe Price Equity Income
Class ADV
12/31/2020	472,756	—	294,459	(929,253)	(162,038)	3,958,435	—	2,417,696	(7,709,752)	(1,333,621)
12/31/2019	353,400	—	1,377,723	(617,449)	1,113,674	4,050,764	—	14,085,259	(7,032,973)	11,103,050
Class I
12/31/2020	791,408	—	546,897	(1,303,524)	34,781	6,818,383	—	4,638,752	(11,392,802)	64,333
12/31/2019	568,006	—	2,106,466	(2,233,897)	440,575	6,692,225	—	22,140,633	(26,950,544)	1,882,314
Class S
12/31/2020	391,297	—	809,460	(2,489,739)	(1,288,982)	3,372,422	—	6,991,587	(22,456,940)	(12,092,931)
12/31/2019	1,718,437	—	15,400,962	(50,726,943)	(33,607,544)	19,394,247	—	162,548,177	(526,249,689)	(344,307,265)
Class S2
12/31/2020	370,460	—	522,177	(1,403,557)	(510,920)	2,936,507	—	4,344,569	(11,760,601)	(4,479,525)
12/31/2019	392,404	—	2,805,920	(2,743,533)	454,791	4,559,810	—	28,955,674	(29,132,389)	4,383,095
T. Rowe Price International Stock
Class ADV
12/31/2020	139,759	—	63,528	(288,340)	(85,053)	2,138,357	—	951,655	(4,273,302)	(1,183,290)
12/31/2019	140,915	—	90,834	(146,404)	85,345	2,134,977	—	1,356,151	(2,216,933)	1,274,195
Class I
12/31/2020	146,615	—	131,012	(279,650)	(2,023)	2,285,500	—	1,967,794	(4,273,597)	(20,303)
12/31/2019	155,424	—	182,071	(415,646)	(78,151)	2,322,996	—	2,725,607	(6,317,799)	(1,269,196)
Class S
12/31/2020	372,173	—	438,048	(1,437,827)	(627,606)	5,704,234	—	6,557,580	(21,717,207)	(9,455,393)
12/31/2019	312,719	—	653,879	(1,749,366)	(782,768)	4,761,972	—	9,755,870	(26,439,672)	(11,921,830)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:

Clarion Global Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Securities, Plc.	$5,389	$(5,389)	$—
State Street Bank and Trust Company	129,961	(129,961)	—
Total	$135,350	$(135,350)	$—

(1)	Cash collateral with a fair value of $1,047,089 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Growth and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$1,383,873	$(1,383,873)	$—
Total	$1,383,873	$(1,383,873)	$—

(1)	Cash collateral with a fair value of $1,415,614 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$1,468,115	$(1,468,115)	$—
National Financial Services LLC	1,052,520	(1,052,520)	—
Wells Fargo Securities LLC	18,795	(18,795)	—
Total	$2,539,430	$(2,539,430)	$—

(1)	Cash collateral with a fair value of $2,601,075 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.
T. Rowe Price Capital Appreciation

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$7,391,296	$(7,391,296)	$—
Barclays Capital Inc.	10,768,679	(10,768,679)	—
BMO Capital Markets Corp	2,725	(2,725)	—
BNP Paribas Prime Brokerage Intl Ltd	4,500,085	(4,500,085)	—
BofA Securities Inc	791,202	(791,202)	—
Citadel Securities LLC	186,673	(186,673)	—
Citigroup Global Markets Inc.	23,840,789	(23,840,789)	—
Goldman, Sachs & Co. LLC	11,253,471	(11,253,471)	—
Janney Montgomery Scott LLC	206,830	(206,830)	—
J.P. Morgan Securities LLC	29,181,701	(29,181,701)	—
MUFG Securities Americas Inc.	2,493,199	(2,493,199)	—
Mizuho Securities USA LLC.	187,306	(187,306)	—
National Financial Services LLC	687,341	(687,341)	—
Nomura Securities International, Inc.	22,638	(22,638)	—
RBC Capital Markets, LLC	5,186,196	(5,186,196)	—
Scotia Capital (USA) INC	260,715	(260,715)	—
State Street Bank and Trust Company	1,576,946	(1,576,946)	—
UBS Securities LLC.	84,372	(84,372)	—
Wells Fargo Bank NA	1,375,210	(1,375,210)	—
Wells Fargo Securities LLC	5,923,551	(5,923,551)	—
Total	$105,920,925	$(105,920,925)	$—

(1)	Cash collateral with a fair value of $108,320,448 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,443,310	$(1,443,310)	$—
Citadel Securities LLC	20,478	(20,478)	—
J.P. Morgan Securities LLC	256,947	(256,947)	—
Mizuho Securities USA LLC.	14,508	(14,508)	—
Wells Fargo Securities LLC	525,363	(525,363)	—
Total	$2,260,606	$(2,260,606)	$—

(1)	Cash collateral with a fair value of $2,311,754 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

T. Rowe Price International Stock

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$2,295,635	$(2,295,635)	$—
Morgan Stanley & Co. LLC	1,748,808	(1,748,808)	—
Total	$4,044,443	$(4,044,443)	$—

(1)	Cash collateral with a fair value of $4,249,056 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. There were no unfunded loan commitments at December 31, 2020.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and de minimis distributions in excess of net investment income.

The following permanent tax differences have been reclassified as of December 31, 2020:

	Paid-in Capital	Distributable Earnings
Government Liquid Assets	$(9,754)	$9,754
T. Rowe Price Capital Appreciation	(203,586)	203,586

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$1,757,835	$—	$12,787,150	$—
Clarion Global Real Estate	12,158,955	14,567,272	6,282,769	—
Invesco Growth and Income	7,565,414	30,987,138	10,636,889	51,891,887
JPMorgan Emerging Markets Equity	1,701,704	31,735,210	1,435,190	26,134,093
Morgan Stanley Global Franchise	3,590,119	30,534,835	3,001,531	41,693,123
T. Rowe Price Capital Appreciation	192,004,958	469,747,551	104,681,934	360,809,518
T. Rowe Price Equity Income	17,191,718	1,200,886	22,961,755	204,767,988
T. Rowe Price International Stock	5,238,296	4,238,733	2,426,161	11,411,467

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Government Liquid Assets	$—	$—	$—	$—	—	—
Clarion Global Real Estate	6,051,306	—	27,497,656	(9,437,411)	Short-term	None
				(1,914,562)	Long-term	None
				$(11,351,973)
Invesco Growth and Income	5,792,745	—	73,553,149	(1,759,618)	Long-term	None
JPMorgan Emerging Markets Equity	1,437,832	38,565,165	278,211,633	—	—	—
Morgan Stanley Global Franchise	3,004,556	35,901,079	122,124,852	—	—	—
T. Rowe Price Capital Appreciation	246,985,244	741,248,899	1,308,075,240	—	—	—
T. Rowe Price Equity Income	417,076	6,146,353	63,671,477	—	—	—
T. Rowe Price International Stock	1,413,911	5,565,038	57,741,553	—	—	—

51

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LITIGATION

On September 24, 2012, certain Voya mutual funds, including T. Rowe Price Equity Income (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.

In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).

On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.

On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.

On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order did not provide any specific timing for, or guidance on, next steps.

Following the Second Circuit’s recall of its prior mandate in light of the Supreme Court’s decision in Merit Management,

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 13 — LITIGATION (continued)

on December 19, 2019, the Second Circuit issued an amended opinion which vacated its prior March 24, 2016 opinion. This amended opinion once again affirmed the dismissal of the case — affirming the Circuit’s prior ruling regarding preemption, and holding that Tribune qualified as a “financial institution.” A new mandate was also issued. The plaintiffs once again moved for rehearing en banc in connection with this ruling on January 2, 2020, but this request was denied by the Second Circuit on February 6, 2020. On July 6, 2020 the plaintiffs filed a petition for writ of certiorari appealing the Second Circuit’s decision up to the Supreme Court. On August 26, 2020 the shareholder defendants filed an opposition to the petition for writ. The Supreme Court has not yet issued its determination on whether to accept or deny certiorari.

Procedural History of the FitzSimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the January 6 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.

On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.

On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law

Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.

On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.

On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.

In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee filed his opening brief in early January 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch. The defendants’ brief in the appeal of the Trustee’s fraudulent transfer action was filed on April 27, 2020, and a reply brief was filed by the Trustee on May 18, 2020. Oral argument in front of the Second Circuit occurred on August 24, 2020. The parties now await a ruling.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to dismiss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 13 — LITIGATION (continued)

shares sold in conjunction with the LBO transaction (i.e., $18,125,400) , plus any pre-judgement interest granted by the court. The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.

NOTE 14 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 15 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2020, the following Portfolio paid distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
All Classes	STCG	$0.0000*	February 1, 2021	January 28, 2021

STCG—Short-term capital gain

*	Amount rounds to $0.0000.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

55

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY DEBT: 24.3%
26,000,000		Fannie Mae, 0.130%, (SOFRRATE + 0.040%), 01/29/2021	$25,999,391	2.7
107,000,000		Fannie Mae, 0.210%, (SOFRRATE + 0.120%), 03/16/2021	107,000,000	11.1
14,000,000		Fannie Mae, 0.370%, (SOFRRATE + 0.280%), 04/26/2021	14,000,000	1.4
14,000,000		Federal Farm Credit Banks, 0.153%, (US0001M + 0.005%), 06/25/2021	14,000,000	1.4
8,250,000		Federal Farm Credit Banks, 0.210%, (FEDL01 + 0.120%), 04/23/2021	8,246,669	0.9
50,000,000		Federal Home Loan Banks, 0.125%, (SOFRRATE + 0.035%), 12/10/2021	50,000,000	5.2
15,500,000		Federal Home Loan Banks, 0.170%, (SOFRRATE + 0.080%), 03/04/2021	15,500,000	1.6

		Total U.S. Government Agency Debt (Cost $234,746,060)	234,746,060	24.3

U.S. TREASURY DEBT: 60.0%
27,000,000	(1)	United States Cash Management Bill, 0.080%, 03/23/2021	26,994,988	2.8
135,500,000	(1)	United States Cash Management Bill, 0.080%, 03/30/2021	135,472,709	14.0
39,000,000	(1)	United States Treasury Bill, 0.070%, 01/12/2021	38,999,142	4.0
25,000,000	(1)	United States Treasury Bill, 0.070%, 01/21/2021	24,998,958	2.6
260,000,000	(1)	United States Treasury Bill, 0.070%, 01/28/2021	259,985,094	26.9
53,500,000	(1)	United States Treasury Bill, 0.070%, 02/09/2021	53,495,769	5.5
27,000,000	(1)	United States Treasury Bill, 0.090%, 03/25/2021	26,994,553	2.8
13,000,000	(1)	United States Treasury Bill, 0.090%, 06/24/2021	12,994,188	1.4
		Total U.S. Treasury Debt (Cost $579,935,401)	579,935,401	60.0

U.S. TREASURY REPURCHASE AGREEMENT: 14.1%
		Repurchase Agreement: 14.1%
55,000,000		Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.070%, due 1/4/2021, $55,000,428 to be received upon repurchase (Collateralized by $53,311,300, Note, 2.125-2.875%, Market Value plus accrued interest $56,100,064 due 5/31/21–11/30/2023)	55,000,000	5.7
Principal Amount†		Value	Percentage of Net Assets

U.S. TREASURY REPURCHASE AGREEMENT: (continued)
	Repurchase Agreement: (continued)
81,392,000	Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.070%, due 1/4/2021, $81,392,633 to be received upon repurchase (Collateralized by $83,044,000, Bill, 0.00%, Market Value plus accrued interest $83,019,938 due 2/9/2021–8/12/2021)	$81,392,000	8.4
	Total U.S. Treasury Repurchase Agreement (Cost $136,392,000)	136,392,000	14.1
	Total Investments in Securities (Cost $951,073,461)	$951,073,461	98.4
	Assets in Excess of Other Liabilities	15,652,755	1.6
	Net Assets	$966,726,216	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

Reference Rate Abbreviations:

FEDL01	Federal Funds Effective Rate
SOFRRATE	Secured Overnight Financing Rate
US0001M	1-month LIBOR

At December 31, 2020, the aggregate cost of securities for federal income tax purposes is the same for financial purposes.

See Accompanying Notes to Financial Statements

56

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$234,746,060	$—	$234,746,060
U.S. Treasury Debt	—	579,935,401	—	579,935,401
U.S. Treasury Repurchase Agreement	—	136,392,000	—	136,392,000
Total Investments, at fair value	$—	$951,073,461	$—	$951,073,461

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2019:

Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$136,392,000	$(136,392,000)	$—
Totals	$136,392,000	$(136,392,000)	$—

(1)	Collateral with a fair value of $139,120,002 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

57

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.4%
		Australia: 3.7%
310,612		Dexus	$2,252,849	1.2
149,642	(1)	Lifestyle Communities Ltd.	1,475,806	0.8
456,454		Stockland	1,473,696	0.7
1,037,719		Other Securities	2,001,322	1.0
			7,203,673	3.7

		Belgium: 1.3%
52,083	(2)	Other Securities	2,525,988	1.3

		Canada: 2.8%
81,134		Canadian Apartment Properties REIT	3,186,337	1.7
136,176		H&R Real Estate Investment Trust	1,421,776	0.7
28,003		Other Securities	742,259	0.4
			5,350,372	2.8

		Finland: 0.9%
79,330		Kojamo Oyj	1,760,731	0.9

		France: 1.0%
126,674		Other Securities	1,906,808	1.0

		Germany: 7.8%
40,336	(3),(4)	ADLER Group SA	1,429,009	0.7
222,552		Aroundtown SA	1,659,323	0.9
33,168		Deutsche Wohnen SE	1,769,661	0.9
13,666		LEG Immobilien AG	2,120,197	1.1
61,396		TAG Immobilien AG	1,959,255	1.0
70,386		Vonovia SE	5,140,546	2.6
48,642	(5)	Other Securities	1,101,229	0.6
			15,179,220	7.8

		Hong Kong: 6.5%
459,105		Link REIT	4,169,489	2.1
1,442,192		Sino Land Co.	1,876,747	1.0
290,195		Sun Hung Kai Properties Ltd.	3,711,298	1.9
636,000		Swire Properties Ltd.	1,849,127	0.9
263,000		Other Securities	1,086,234	0.6
			12,692,895	6.5

		Ireland: 0.3%
385,733		Other Securities	532,487	0.3

		Japan: 10.9%
230		Kenedix Office Investment Corp.	1,561,561	0.8
381		Kenedix Retail REIT Corp.	929,749	0.5
1,675		LaSalle Logiport REIT	2,702,922	1.4
1,660		MCUBS MidCity Investment Corp.	1,513,521	0.8
184,035		Mitsui Fudosan Co., Ltd.	3,853,614	2.0
85,100		Nomura Real Estate Holdings, Inc.	1,886,975	1.0
1,894		Orix JREIT, Inc.	3,133,299	1.6
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
159,811		Tokyo Tatemono Co., Ltd.	$2,194,116	1.1
2,064		Other Securities	3,247,622	1.7
			21,023,379	10.9

		Luxembourg: 0.6%
45,743		Other Securities	1,181,877	0.6

		Singapore: 3.5%
842,200		CapitaLand Integrated Commercial Trust	1,377,358	0.7
1,235,219		CapitaLand Ltd.	3,064,912	1.6
1,494,200		Other Securities	2,351,869	1.2
			6,794,139	3.5

		Sweden: 1.8%
110,469		Castellum AB	2,815,939	1.4
15,915		Other Securities	747,978	0.4
			3,563,917	1.8

		United Kingdom: 3.8%
41,021		Derwent London PLC	1,743,360	0.9
654,149		Other Securities	5,533,603	2.9
			7,276,963	3.8

		United States: 52.5%
26,074		Alexandria Real Estate Equities, Inc.	4,646,908	2.4
58,585		American Campus Communities, Inc.	2,505,680	1.3
10,825		American Tower Corp.	2,429,780	1.3
93,760	(3)	Apartment Income REIT Corp.	3,601,322	1.9
110,429		Brixmor Property Group, Inc.	1,827,600	0.9
30,932		Camden Property Trust	3,090,725	1.6
68,131		Cousins Properties, Inc.	2,282,389	1.2
111,726		CubeSmart	3,755,111	1.9
134,487		Duke Realty Corp.	5,375,445	2.8
32,533		Extra Space Storage, Inc.	3,769,273	1.9
110,987		Healthcare Trust of America, Inc.	3,056,582	1.6
74,552		Hudson Pacific Properties, Inc.	1,790,739	0.9
174,934		Invitation Homes, Inc.	5,195,540	2.7
33,239		Life Storage, Inc.	3,968,404	2.1
63,218		MGM Growth Properties LLC	1,978,723	1.0
24,916		Mid-America Apartment Communities, Inc.	3,156,608	1.6
105,061		ProLogis, Inc.	10,470,379	5.4
103,131		Simon Property Group, Inc.	8,795,012	4.5
50,765		Spirit Realty Capital, Inc.	2,039,230	1.1
115,622		STORE Capital Corp.	3,928,836	2.0
46,475		Ventas, Inc.	2,279,134	1.2
125,890		VEREIT, Inc.	4,757,383	2.5
138,289		VICI Properties, Inc.	3,526,370	1.8

See Accompanying Notes to Financial Statements

58

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
60,600	Welltower, Inc.	$3,915,972	2.0
535,355	Other Securities	9,396,652	4.9
		101,539,797	52.5
	Total Common Stock (Cost $150,659,248)	188,532,246	97.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
		Repurchase Agreements: 0.6%
47,089	(6)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $47,089, collateralized by various U.S. Government Agency Obligations, 1.500%–3.500%, Market Value plus accrued interest $48,031, due 02/01/48–01/01/51)	47,089	0.1
1,000,000	(6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21–12/20/50)	1,000,000	0.5
		Total Repurchase Agreements (Cost $1,047,089)	1,047,089	0.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
652,381	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $652,381)	652,381	0.3
		Total Short-Term Investments (Cost $1,699,470)	1,699,470	0.9
		Total Investments in Securities (Cost $152,358,718)	$190,231,716	98.3
		Assets in Excess of Other Liabilities	3,299,312	1.7
		Net Assets	$193,531,028	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	The grouping contains securities on loan.
(3)	Non-income producing security.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	The grouping contains non-income producing securities.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2020.

REIT Diversification	Percentage of Net Assets
Retail REITs	14.1%
Real Estate Operating Companies	13.9
Office REITs	13.1
Residential REITs	11.6
Industrial REITs	11.4
Specialized REITs	10.8
Diversified Real Estate Activities	7.6
Diversified REITs	7.4
Health Care REITs	4.8
Real Estate Development	1.7
Hotel & Resort REITs	1.0
Assets in Excess of Other Liabilities*	2.6
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

59

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,203,673	$—	$7,203,673
Belgium	—	2,525,988	—	2,525,988
Canada	5,350,372	—	—	5,350,372
Finland	—	1,760,731	—	1,760,731
France	—	1,906,808	—	1,906,808
Germany	1,429,009	13,750,211	—	15,179,220
Hong Kong	—	12,692,895	—	12,692,895
Ireland	532,487	—	—	532,487
Japan	—	21,023,379	—	21,023,379
Luxembourg	—	1,181,877	—	1,181,877
Singapore	—	6,794,139	—	6,794,139
Sweden	—	3,563,917	—	3,563,917
United Kingdom	—	7,276,963	—	7,276,963
United States	101,539,797	—	—	101,539,797
Total Common Stock	108,851,665	79,680,581	—	188,532,246
Short-Term Investments	652,381	1,047,089	—	1,699,470
Total Investments, at fair value	$109,504,046	$80,727,670	$—	$190,231,716
Other Financial Instruments+
Forward Foreign Currency Contracts	—	213	—	213
Total Assets	$109,504,046	$80,727,883	$—	$190,231,929
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6)	$—	$(6)
Total Liabilities	$—	$(6)	$—	$(6)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$213
Total Asset Derivatives		$213

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6
Total Liability Derivatives		$6

See Accompanying Notes to Financial Statements

60

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,652
Total	$1,652

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$142
Total	$142

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $162,425,936.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$34,138,971
Gross Unrealized Depreciation	(6,641,315)
Net Unrealized Appreciation	$27,497,656

See Accompanying Notes to Financial Statements

61

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Communication Services: 5.9%
6,824	(1)	Charter Communications, Inc.	$4,514,417	1.2
105,287		Comcast Corp. — Class A	5,517,039	1.4
3,355,082		Vodafone Group PLC	5,510,692	1.4
41,287	(1)	Walt Disney Co.	7,480,379	1.9
			23,022,527	5.9

		Consumer Discretionary: 7.5%
2,673	(1)	Booking Holdings, Inc.	5,953,493	1.5
314,055		General Motors Co.	13,077,250	3.4
1,068,779	(1)	Kingfisher PLC	3,949,298	1.0
90,325		TJX Cos., Inc.	6,168,294	1.6
			29,148,335	7.5

		Consumer Staples: 5.9%
126,755		Philip Morris International, Inc.	10,494,047	2.7
77,440		Sysco Corp.	5,750,694	1.5
162,473	(1)	US Foods Holding Corp.	5,411,976	1.4
23,669		Other Securities	1,383,926	0.3
			23,040,643	5.9

		Energy: 5.3%
155,556		Canadian Natural Resources Ltd.	3,738,281	1.0
62,924		Chevron Corp.	5,313,932	1.4
552,257		Other Securities	11,373,773	2.9
			20,425,986	5.3

		Financials: 22.6%
34,379		American Express Co.	4,156,765	1.1
225,801		American International Group, Inc.	8,548,826	2.2
161,784		Bank of America Corp.	4,903,673	1.3
89,638		Citigroup, Inc.	5,527,079	1.4
231,031		Citizens Financial Group, Inc.	8,261,668	2.1
36,897		Goldman Sachs Group, Inc.	9,730,108	2.5
154,021		Morgan Stanley	10,555,059	2.7
56,134		PNC Financial Services Group, Inc.	8,363,966	2.2
153,732		Truist Financial Corp.	7,368,375	1.9
329,123		Wells Fargo & Co.	9,932,932	2.6
211,737		Other Securities	10,220,559	2.6
			87,569,010	22.6

		Health Care: 15.7%
27,027		Anthem, Inc.	8,678,100	2.2
113,968		Bristol-Myers Squibb Co.	7,069,435	1.8
21,245		Cigna Corp.	4,422,784	1.1
56,781		CVS Health Corp.	3,878,142	1.0
30,428		McKesson Corp.	5,292,038	1.4
62,566		Medtronic PLC	7,328,981	1.9
51,997		Sanofi	5,039,676	1.3
25,580		Zimmer Biomet Holdings, Inc.	3,941,622	1.0
314,185	(2)	Other Securities	15,412,496	4.0
			61,063,274	15.7

		Industrials: 11.6%
93,938		CSX Corp.	8,524,874	2.2
50,261		General Dynamics Corp.	7,479,842	1.9
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
175,374		Johnson Controls International plc	$8,170,675	2.1
88,469		Raytheon Technologies Corp.	6,326,418	1.7
98,577		Textron, Inc.	4,764,226	1.2
30,212		Trane Technologies PLC	4,385,574	1.1
78,615		Other Securities	5,426,039	1.4
			45,077,648	11.6

		Information Technology: 13.3%
28,816		Apple, Inc.	3,823,595	1.0
148,837		Cognizant Technology Solutions Corp.	12,197,192	3.1
109,190		Corning, Inc.	3,930,840	1.0
36,095	(1)	Fiserv, Inc.	4,109,777	1.1
32,707		NXP Semiconductor NV — NXPI — US	5,200,740	1.3
108,124		Oracle Corp.	6,994,542	1.8
49,741		Qualcomm, Inc.	7,577,544	2.0
34,318		TE Connectivity Ltd.	4,154,880	1.1
47,423	(2)	Other Securities	3,565,261	0.9
			51,554,371	13.3

		Materials: 5.4%
232,133		Corteva, Inc.	8,988,190	2.3
77,331		Dow, Inc.	4,291,871	1.1
62,059		DuPont de Nemours, Inc.	4,413,015	1.1
69,483	(3)	Other Securities	3,346,301	0.9
			21,039,377	5.4

		Real Estate: 2.2%
132,954	(1)	CBRE Group, Inc.	8,338,875	2.2

		Utilities: 2.7%
90,768		Exelon Corp.	3,832,225	1.0
143,969		Other Securities	6,533,558	1.7
			10,365,783	2.7
		Total Common Stock (Cost $304,979,769)	380,645,829	98.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
		Repurchase Agreements: 0.4%
415,614	(4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $415,617, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $423,926, due 01/15/21–01/01/51)	415,614	0.1

See Accompanying Notes to Financial Statements

62

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,000,000	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21–12/20/50)	$1,000,000	0.3
		Total Repurchase Agreements (Cost $1,415,614)	1,415,614	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.8%
7,051,630	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $7,051,630)	7,051,630	1.8
		Total Short-Term Investments (Cost $8,467,244)	8,467,244	2.2
		Total Investments in Securities (Cost $313,447,013)	$389,113,073	100.3
		Liabilities in Excess of Other Assets	(972,946)	(0.3)
		Net Assets	$388,140,127	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	The grouping contains securities on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$17,511,835	$5,510,692	$—	$23,022,527
Consumer Discretionary	25,199,037	3,949,298	—	29,148,335
Consumer Staples	23,040,643	—	—	23,040,643
Energy	20,425,986	—	—	20,425,986
Financials	87,569,010	—	—	87,569,010
Health Care	50,619,295	10,443,979	—	61,063,274
Industrials	42,178,071	2,899,577	—	45,077,648
Information Technology	51,554,371	—	—	51,554,371
Materials	21,039,377	—	—	21,039,377
Real Estate	8,338,875	—	—	8,338,875
Utilities	10,365,783	—	—	10,365,783
Total Common Stock	357,842,283	22,803,546	—	380,645,829
Short-Term Investments	7,051,630	1,415,614	—	8,467,244
Total Investments, at fair value	$364,893,913	$24,219,160	$—	$389,113,073
See Accompanying Notes to Financial Statements

63

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$12,014	$—	$12,014
Total Assets	$364,893,913	$24,231,174	$—	$389,125,087
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(222,338)	$—	$(222,338)
Total Liabilities	$—	$(222,338)	$—	$(222,338)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 54,834	USD 42,965	State Street Bank and Trust Co.	01/15/21	$116
USD 80,492	CHF 71,132	State Street Bank and Trust Co.	01/15/21	115
USD 91,507	CAD 117,315	State Street Bank and Trust Co.	01/15/21	(661)
CAD 46,908	USD 36,492	State Street Bank and Trust Co.	01/15/21	361
USD 83,670	EUR 68,637	State Street Bank and Trust Co.	01/15/21	(203)
USD 59,137	CHF 52,524	State Street Bank and Trust Co.	01/15/21	(213)
CAD 91,472	USD 70,912	State Street Bank and Trust Co.	01/15/21	952
CHF 57,805	USD 65,035	State Street Bank and Trust Co.	01/15/21	282
EUR 70,587	USD 85,921	State Street Bank and Trust Co.	01/15/21	334
USD 65,442	EUR 53,427	State Street Bank and Trust Co.	01/15/21	155
GBP 99,189	USD 133,538	State Street Bank and Trust Co.	01/15/21	2,115
CAD 92,079	USD 72,364	State Street Bank and Trust Co.	01/15/21	(22)
USD 67,530	EUR 54,987	State Street Bank and Trust Co.	01/15/21	337
EUR 63,176	USD 77,083	State Street Bank and Trust Co.	01/15/21	117
GBP 161,979	USD 218,421	State Street Bank and Trust Co.	01/15/21	3,105
USD 23,857	CHF 21,141	State Street Bank and Trust Co.	01/15/21	(31)
USD 77,240	GBP 57,690	State Street Bank and Trust Co.	01/15/21	(1,657)
USD 4,414,381	CHF 3,910,184	State Street Bank and Trust Co.	01/15/21	(3,983)
GBP 128,335	USD 171,488	State Street Bank and Trust Co.	01/15/21	4,025
USD 53,967	CAD 68,834	State Street Bank and Trust Co.	01/15/21	(236)
USD 3,692,334	EUR 3,035,974	The Bank of New York Mellon	01/15/21	(17,556)
USD 9,208,138	GBP 6,876,040	The Bank of New York Mellon	01/15/21	(195,667)
USD 2,921,786	CAD 3,721,654	The Bank of New York Mellon	01/15/21	(2,109)
				$(210,324)

Currency Abbreviations

CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— EU Euro
GBP	— British Pound
USD	— United States Dollar

See Accompanying Notes to Financial Statements

64

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$12,014
Total Asset Derivatives		$12,014

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$222,338
Total Liability Derivatives		$222,338

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,757,104)
Total	$(1,757,104)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$492,370
Total	$492,370

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$12,014	$—	$12,014
Total Assets	$12,014	$—	$12,014
Liabilities:
Forward foreign currency contracts	$7,006	$215,332	$222,338
Total Liabilities	$7,006	$215,332	$222,338
Net OTC derivative instruments by counterparty, at fair value	$5,008	$(215,332)	(210,324)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$5,008	$(215,332)	$(210,324)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $315,379,606.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$88,116,641
Gross Unrealized Depreciation	(14,563,492)
Net Unrealized Appreciation	$73,553,149

See Accompanying Notes to Financial Statements

65

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets

COMMON STOCK: 101.7%
		Argentina: 3.0%
10,423	(1)	MercadoLibre, Inc.	$17,460,818	3.0

		Brazil: 6.2%
540,488		B3 SA — Brasil Bolsa Balcao	6,449,395	1.1
390,185		Localiza Rent a Car SA	5,179,480	0.9
1,451,140		Magazine Luiza SA	6,970,456	1.2
133,830	(1)	Pagseguro Digital Ltd.	7,612,251	1.3
108,063	(1)	XP, Inc.	4,286,859	0.8
849,949		Other Securities	5,281,206	0.9
			35,779,647	6.2

		China: 38.6%
70,045	(1)	Alibaba Group Holding Ltd. ADR	16,301,573	2.8
379,096	(1)	Alibaba Group Holding Ltd.	11,025,829	1.9
2,302,800	(2)	Budweiser Brewing Co. APAC Ltd.	7,606,918	1.3
1,450,600		China Gas Holdings Ltd.	5,748,296	1.0
361,011		Foshan Haitian Flavouring & Food Co. Ltd. — A Shares	11,084,944	1.9
298,780		Hundsun Technologies, Inc. — A Shares	4,797,698	0.8
55,644	(1)	JD.com, Inc. ADR	4,891,108	0.9
132,714	(1)	JD.com, Inc. — Class A	5,845,046	1.0
545,887		Jiangsu Hengli Hydraulic Co. Ltd.	9,444,743	1.7
22,400		Kweichow Moutai Co. Ltd. — A Shares (Shanghai)	6,845,411	1.2
397,877	(1)	Meituan Class B	14,977,466	2.6
692,000		Midea Group Co. Ltd. — A Shares	10,421,802	1.8
291,500		NetEase, Inc.	5,568,200	1.0
54,161		NetEase, Inc. ADR	5,186,999	0.9
47,088	(1)	New Oriental Education & Technology Group, Inc. ADR	8,749,421	1.5
3,340,675		Ping An Bank Co. Ltd. — A Shares	9,885,477	1.7
626,000		Ping An Insurance Group Co. of China Ltd. — H Shares	7,618,180	1.3
77,221		Shenzhen Mindray Bio-Medical Electronics Co. Ltd. — A Shares	5,023,390	0.9
349,300		Shenzhou International Group Holdings Ltd.	6,845,669	1.2
318,200		Sunny Optical Technology Group Co. Ltd.	6,952,189	1.2
315,000		Tencent Holdings Ltd.	22,665,447	3.9
1,277,000	(1),(2)	Wuxi Biologics Cayman, Inc.	16,934,736	2.9
120,806		Yum China Holdings, Inc.	6,896,815	1.2
1,940,693	(3),(4)	Other Securities	11,198,273	2.0
			222,515,630	38.6

		Egypt: 0.3%
419,408		Other Securities	1,573,256	0.3
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Hong Kong: 5.7%
1,128,600		AIA Group Ltd.	$13,753,258	2.4
105,200		Hong Kong Exchanges and Clearing Ltd.	5,770,402	1.0
920,500		Techtronic Industries Co., Ltd.	13,157,098	2.3
			32,680,758	5.7

		Hungary: 0.6%
71,515	(4)	Other Securities	3,222,793	0.6

		India: 18.0%
153,900		Asian Paints Ltd.	5,829,473	1.0
324,399	(1)	HDFC Bank Ltd. ADR	23,441,072	4.1
800,953	(1),(2)	HDFC Life Insurance Co., Ltd.	7,435,239	1.3
162,230		Hindustan Unilever Ltd.	5,325,856	0.9
607,624		Housing Development Finance Corp.	21,288,685	3.7
410,367	(1)	Kotak Mahindra Bank Ltd.	11,215,602	2.0
304,254		Reliance Industries Ltd.	8,278,427	1.4
294,018		Tata Consultancy Services Ltd.	11,544,656	2.0
1,197,569	(4)	Other Securities	9,251,786	1.6
			103,610,796	18.0

		Indonesia: 2.0%
2,820,400		Bank Central Asia Tbk PT	6,798,658	1.2
16,362,900		Bank Rakyat Indonesia	4,864,747	0.8
			11,663,405	2.0

		Macau: 0.9%
1,247,600		Sands China Ltd.	5,448,768	0.9

		Mexico: 1.2%
2,527,495		Wal-Mart de Mexico SAB de CV	7,100,026	1.2

		Panama: 0.6%
47,480		Other Securities	3,666,880	0.6

		Poland: 0.8%
213,986	(1),(2)	Allegro.eu SA	4,851,732	0.8

		Portugal: 1.0%
341,051		Jeronimo Martins SGPS SA	5,732,938	1.0

		Singapore: 3.3%
96,183	(1)	Sea Ltd. ADR	19,145,226	3.3

		South Africa: 1.8%
345,043		Bid Corp. Ltd.	6,200,589	1.1
39,656	(4)	Other Securities	3,878,168	0.7
			10,078,757	1.8

See Accompanying Notes to Financial Statements

66

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: 6.9%
9,270		NCSoft Corp.	$7,958,770	1.4
427,622		Samsung Electronics Co., Ltd.	31,932,896	5.5
			39,891,666	6.9

		Taiwan: 7.6%
255,822		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,894,831	4.8
847,223		Taiwan Semiconductor Manufacturing Co., Ltd.	16,027,318	2.8
			43,922,149	7.6

		Turkey: 0.6%
350,796		Other Securities	3,548,127	0.6

		United States: 2.6%
41,795	(1)	EPAM Systems, Inc.	14,977,238	2.6
		Total Common Stock (Cost $308,479,159)	586,870,610	101.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
		Repurchase Agreements: 0.5%
1,000,000	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21–01/01/51)	1,000,000	0.2
601,075	(5)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $601,080, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $613,097, due 01/26/21–01/01/51)	601,075	0.1
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,000,000	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	$1,000,000	0.2
		Total Repurchase Agreements (Cost $2,601,075)	2,601,075	0.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.0%
189,104	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $189,104)	189,104	0.0
		Total Short-Term Investments (Cost $2,790,179)	2,790,179	0.5
		Total Investments in Securities (Cost $311,269,338)	$589,660,789	102.2
		Liabilities in Excess of Other Assets	(12,532,382)	(2.2)
		Net Assets	$577,128,407	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The grouping contains securities on loan.
(4)	The grouping contains non-income producing securities.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

67

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	23.2%
Consumer Discretionary	22.1
Information Technology	21.8
Consumer Staples	11.4
Communication Services	10.5
Industrials	5.5
Health Care	3.8
Energy	1.4

Sector Diversification	Percentage of Net Assets
Utilities	1.0%
Materials	1.0
Short-Term Investments	0.5
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$17,460,818	$—	$—	$17,460,818
Brazil	35,779,647	—	—	35,779,647
China	45,909,261	176,606,369	—	222,515,630
Egypt	—	1,573,256	—	1,573,256
Hong Kong	—	32,680,758	—	32,680,758
Hungary	—	3,222,793	—	3,222,793
India	23,441,072	80,169,724	—	103,610,796
Indonesia	—	11,663,405	—	11,663,405
Macau	—	5,448,768	—	5,448,768
Mexico	7,100,026	—	—	7,100,026
Panama	3,666,880	—	—	3,666,880
Poland	4,851,732	—	—	4,851,732
Portugal	—	5,732,938	—	5,732,938
Singapore	19,145,226	—	—	19,145,226
South Africa	—	10,078,757	—	10,078,757
South Korea	—	39,891,666	—	39,891,666
Taiwan	27,894,831	16,027,318	—	43,922,149
Turkey	—	3,548,127	—	3,548,127
United States	14,977,238	—	—	14,977,238
Total Common Stock	200,226,731	386,643,879	—	586,870,610
Short-Term Investments	189,104	2,601,075	—	2,790,179
Total Investments, at fair value	$200,415,835	$389,244,954	$—	$589,660,789
Other Financial Instruments+
Forward Foreign Currency Contracts	—	4	—	4
Total Assets	$200,415,835	$389,244,958	$—	$589,660,793

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

68

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® JPMorgan Emerging Markets Equity Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD 1,399,755	USD 180,552	State Street Bank and Trust Co.	01/04/21	$4
				$4

Currency Abbreviations

HKD	— Hong Kong Sar Dollar
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4
Total Asset Derivatives		$4

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$2,551
Total	$2,551

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$4
Total	$4

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

State Street Bank and Trust Co.
Assets:
Forward foreign currency contracts	$4
Total Assets	$4
Net OTC derivative instruments by counterparty, at fair value	$4
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$4

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $311,483,765.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$284,047,016
Gross Unrealized Depreciation	(5,835,383)
Net Unrealized Appreciation	$278,211,633

See Accompanying Notes to Financial Statements

69

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.6%
	France: 5.8%
27,689	L’Oreal S.A.	$10,564,734	2.5
11,393	LVMH Moet Hennessy Louis Vuitton SE	7,131,991	1.7
34,311	Pernod Ricard SA	6,589,269	1.6
		24,285,994	5.8

	Germany: 4.4%
142,602	SAP SE	18,469,527	4.4

	Italy: 0.5%
198,324	Davide Campari-Milano NV	2,273,242	0.5

	Netherlands: 2.3%
89,230	Heineken NV	9,943,634	2.3

	United Kingdom: 15.9%
269,070	British American Tobacco PLC	9,992,436	2.4
101,575	Experian PLC	3,858,704	0.9
375,036	Reckitt Benckiser Group PLC	33,473,607	7.9
142,216	Relx PLC (EUR Exchange)	3,475,254	0.8
367,738	Relx PLC (GBP Exchange)	8,997,615	2.1
123,056	Unilever PLC	7,380,135	1.8
		67,177,751	15.9

	United States: 68.7%
149,744	Abbott Laboratories	16,395,470	3.9
77,790	Accenture PLC	20,319,526	4.8
94,039	Automatic Data Processing, Inc.	16,569,672	3.9
212,454	Baxter International, Inc.	17,047,309	4.0
62,228	Becton Dickinson & Co.	15,570,690	3.7
149,915	Coca-Cola Co.	8,221,339	2.0
76,063	Danaher Corp.	16,896,635	4.0
8,249	Factset Research Systems, Inc.	2,742,792	0.6
71,669	Fidelity National Information Services, Inc.	10,138,297	2.4
86,592	Fox Corp. — Class A	2,521,559	0.6
66,661	Fox Corp. — Class B	1,925,170	0.5
102,743	Intercontinental Exchange, Inc.	11,845,240	2.8
162,611	Microsoft Corp.	36,167,939	8.6
15,549	Moody’s Corp.	4,512,942	1.1
50,340	Nike, Inc. — Class B	7,121,600	1.7
398,984	Philip Morris International, Inc.	33,031,885	7.8
142,184	Procter & Gamble Co.	19,783,482	4.7
8,984	Roper Technologies, Inc.	3,872,912	0.9
32,652	Thermo Fisher Scientific, Inc.	15,208,649	3.6
107,133	Visa, Inc. — Class A	23,433,201	5.6
37,148	Zoetis, Inc.	6,147,994	1.5
		289,474,303	68.7
	Total Common Stock (Cost $288,591,705)	411,624,451	97.6
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.7%
		Mutual Funds: 1.7%
7,019,081	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $7,019,081)	$7,019,081	1.7
		Total Short-Term Investments (Cost $7,019,081)	7,019,081	1.7
		Total Investments in Securities (Cost $295,610,786)	$418,643,532	99.3
		Assets in Excess of Other Liabilities	2,750,309	0.7
		Net Assets	$421,393,841	100.0

(1)	Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Consumer Staples	33.5%
Information Technology	29.7
Health Care	20.7
Industrials	4.8
Financials	4.5
Consumer Discretionary	3.4
Communication Services	1.0
Short-Term Investments	1.7
Assets in Excess of Other Liabilities	0.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

70

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
France	$—	$24,285,994	$—	$24,285,994
Germany	—	18,469,527	—	18,469,527
Italy	—	2,273,242	—	2,273,242
Netherlands	9,943,634	—	—	9,943,634
United Kingdom	—	67,177,751	—	67,177,751
United States	289,474,303	—	—	289,474,303
Total Common Stock	299,417,937	112,206,514	—	411,624,451
Short-Term Investments	7,019,081	—	—	7,019,081
Total Investments, at fair value	$306,437,018	$112,206,514	$—	$418,643,532

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $296,531,393.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$131,194,651
Gross Unrealized Depreciation	(9,069,799)
Net Unrealized Appreciation	$122,124,852

See Accompanying Notes to Financial Statements

71

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets

COMMON STOCK: 68.0%
		Communication Services: 4.5%
11,604	(1)	Alphabet, Inc. — Class A	$20,337,634	0.2
152,226	(1),(2)	Alphabet, Inc. — Class C	266,681,685	3.4
251,635	(1)	Facebook, Inc. — Class A	68,736,617	0.9
			355,755,936	4.5

		Consumer Discretionary: 8.1%
89,750	(1)	Amazon.com, Inc.	292,309,467	3.7
513,169	(3)	Hilton Worldwide Holdings, Inc.	57,095,183	0.7
550,280		Marriott International, Inc.	72,592,938	0.9
452,749		Ross Stores, Inc.	55,602,105	0.7
1,472,472	(2)	Yum! Brands, Inc.	159,851,560	2.1
			637,451,253	8.1

		Consumer Staples: 1.6%
3,931,847	(3)	Keurig Dr Pepper, Inc.	125,819,104	1.6

		Financials: 10.9%
350,502	(3)	Arthur J. Gallagher & Co.	43,360,603	0.6
5,730,937		Bank of America Corp.	173,704,701	2.2
243,926		CME Group, Inc.	44,406,728	0.6
695,039		Intercontinental Exchange, Inc.	80,131,046	1.0
2,032,529		Marsh & McLennan Cos., Inc.	237,805,893	3.0
1,797,649		PNC Financial Services Group, Inc.	267,849,701	3.4
770,157		Other Securities	9,727,083	0.1
			856,985,755	10.9

		Health Care: 10.0%
108,600	(2)	Becton Dickinson & Co.	27,173,892	0.3
644,003		Danaher Corp.	143,058,826	1.8
2,111,116	(1),(3)	Envista Holdings Corp.	71,207,943	0.9
511,182		Humana, Inc.	209,722,639	2.7
320,168		PerkinElmer, Inc.	45,944,108	0.6
219,172		Thermo Fisher Scientific, Inc.	102,085,934	1.3
468,878		UnitedHealth Group, Inc.	164,426,137	2.1
719,129	(4)	Other Securities	25,852,688	0.3
			789,472,167	10.0

		Industrials: 6.4%
26,193,731		General Electric Co.	282,892,295	3.6
1,674,126	(1)	Ingersoll Rand, Inc.	76,273,181	0.9
159,105	(2)	Roper Technologies, Inc.	68,588,574	0.9
463,048		Waste Connections, Inc.	47,494,833	0.6
77,752	(4)	Other Securities	30,477,229	0.4
			505,726,112	6.4

		Information Technology: 18.3%
2,050,649	(1)	Fiserv, Inc.	233,486,895	3.0
918,922		Global Payments, Inc.	197,954,177	2.5
167,467	(2)	Mastercard, Inc. — Class A	59,775,671	0.8
1,868,095		Microsoft Corp.	415,501,690	5.3
899,938		NXP Semiconductor NV — NXPI — US	143,099,141	1.8
252,937	(1)	Salesforce.com, Inc.	56,286,071	0.7
915,702		TE Connectivity Ltd.	110,864,041	1.4
1,002,628	(2)	Visa, Inc. — Class A	219,304,823	2.8
			1,436,272,509	18.3
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: 8.2%
1,608,789	(3)	Ameren Corp.	$125,582,069	1.6
2,760,856		American Electric Power Co., Inc.	229,896,479	2.9
2,285,543		Exelon Corp.	96,495,625	1.2
3,936,307		NiSource, Inc.	90,298,883	1.2
1,805,933		Public Service Enterprise Group, Inc.	105,285,894	1.3
			647,558,950	8.2

		Total Common Stock (Cost $4,074,397,282)	5,355,041,786	68.0

PREFERRED STOCK: 2.8%
		Consumer Discretionary: 0.6%
576,340	(1), (5),(6)	Aurora Innovation, Inc., — Series B	11,328,979	0.1
413,251	(1), (5),(6)	Waymo LLC., Series A-2	35,484,706	0.5
			46,813,685	0.6

		Financials: 0.0%
23,000	(4),(7)	Other Securities	598,920	0.0

		Health Care: 0.7%
375,506	(3)	Avantor, Inc.	33,386,238	0.4
227,135	(4),(7)	Other Securities	24,887,182	0.3
			58,273,420	0.7

		Utilities: 1.5%
1,719,056	(3),(8)	CMS Energy Corp.	48,339,521	0.6
2,262,090	(4),(7)	Other Securities	66,531,279	0.9
			114,870,800	1.5

		Total Preferred Stock (Cost $188,223,610)	220,556,825	2.8

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 9.3%
		Communications: 3.0%
8,415,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.000%, 03/01/2023	8,483,372	0.1
25,960,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	27,583,149	0.4
38,178,000	(9)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	40,411,413	0.5
30,010,000		Netflix, Inc., 4.875%, 04/15/2028	33,891,193	0.4
38,795,000		Netflix, Inc., 5.875%, 11/15/2028	46,574,756	0.6
62,200,000	(3)	Netflix, Inc., 4.375%–6.375%, 02/15/2022-05/15/2029	72,348,678	0.9
1,070,000	(9)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	1,087,387	0.0
4,280,000		Other Securities	4,338,288	0.1
			234,718,236	3.0

See Accompanying Notes to Financial Statements

72

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: 3.3%
12,920,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	$13,234,925	0.2
18,435,000	(3)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	18,527,175	0.2
13,970,000	(3)	Cedar Fair L.P., 5.250%, 07/15/2029	14,406,423	0.2
640,000	(9)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, 05/01/2025	668,000	0.0
10,835,000	(3),(9)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.500%, 10/01/2028	11,769,790	0.2
12,595,000	(9)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	13,466,633	0.2
7,010,000	(9)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	7,657,186	0.1
28,280,000	(9)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	29,946,116	0.4
21,094,000	(9)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	21,924,576	0.3
2,340,000		Marriott International, Inc./MD, 0.876%, (US0003M + 0.650%), 03/08/2021	2,340,948	0.0
7,550,000	(9)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	8,130,406	0.1
23,709,000	(9)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	23,816,165	0.3
18,612,000	(3),(9)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	19,147,095	0.2
7,969,000	(3),(9)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	8,621,462	0.1
2,175,000	(9)	Yum! Brands, Inc., 4.750%, 01/15/2030	2,388,150	0.0
46,795,000	(3)	Yum! Brands, Inc., 3.750%-6.875%, 11/01/2021-11/01/2043	51,060,085	0.7
9,864,215		Other Securities	9,735,836	0.1
			256,840,971	3.3

		Consumer, Non-cyclical: 0.6%
2,345,000	(9)	Korn Ferry, 4.625%, 12/15/2027	2,447,593	0.0
9,125,000	(9)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	9,758,047	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
11,030,000	(9)	Refinitiv US Holdings, Inc., 8.250%, 11/15/2026	$12,050,275	0.2
19,825,000		Other Securities	20,704,382	0.3
			44,960,297	0.6

		Financial: 0.9%
555,000	(9)	AmWINS Group, Inc., 7.750%, 07/01/2026	597,990	0.0
8,400,000	(10)	Bank of New York Mellon Corp., 3.659%, (US0003M + 3.420%), 12/31/2199	8,409,426	0.1
16,343,000	(9)	HUB International Ltd., 7.000%, 05/01/2026	17,107,771	0.2
3,510,000	(9)	SBA Communications Corp., 3.875%, 02/15/2027	3,690,941	0.1
6,360,000	(9)	USI, Inc./NY, 6.875%, 05/01/2025	6,538,811	0.1
33,420,000		Other Securities	34,389,490	0.4
			70,734,429	0.9

		Industrial: 0.8%
49,630,000	(10)	General Electric Co., 5.000%, 12/31/2199	46,081,951	0.6
256,000	(9)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	259,277	0.0
4,220,000	(9)	Sensata Technologies BV, 4.875%, 10/15/2023	4,562,875	0.0
5,100,000	(9)	Sensata Technologies BV, 5.000%, 10/01/2025	5,683,312	0.1
1,430,000	(9)	Sensata Technologies BV, 5.625%, 11/01/2024	1,602,551	0.0
8,235,000	(7)	Other Securities	8,553,497	0.1
			66,743,463	0.8

		Technology: 0.6%
2,840,000	(9)	Sensata Technologies UK Financing Co. PLC, 6.250%, 02/15/2026	2,957,150	0.1
40,366,000	(9)	Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	41,879,725	0.5
			44,836,875	0.6

		Utilities: 0.1%
9,465,000		Other Securities	9,737,119	0.1

		Total Corporate Bonds/Notes (Cost $673,394,103)	728,571,390	9.3

BANK LOANS: 11.3%
		Aerospace & Defense: 0.2%
16,875,000		SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/2027	17,531,016	0.2

See Accompanying Notes to Financial Statements

73

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Basic Materials: 0.0%
2,193,938	HB Fuller Co. 1st Lien Term Loan B, 2.152%, (US0001M + 2.000%), 10/20/2024	$2,185,101	0.0

	Communications: 0.0%
2,525,000	Mega Broadband Investments LLC TL B 1L, 3.144%, (US0001M + 3.000%), 10/19/2027	2,526,053	0.0

	Consumer, Cyclical: 1.3%
32,950,000	Formula One TL B3 1L, 3.500%, (US0003M + 2.500%), 02/01/2024	32,699,448	0.4
5,171,594	Four Seasons Hotels Ltd. — TL B 1L, 2.254%, (US0003M + 2.000%), 11/30/2023	5,141,294	0.1
15,071,701	Life Time, Inc. 2017 Term Loan B 1L, 3.750%, (US0003M + 2.750%), 06/10/2022	14,718,451	0.2
4,224,028	SeaWorld Parks & Entertainment, Inc. — TL B5 1L, 3.750%, (US0003M + 3.000%), 04/01/2024	4,114,909	0.1
2,825,000	WellPet — TL B 1L, 4.500%, (US0001M + 3.750%), 12/11/2027	2,828,531	0.0
38,690,000	Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/25/2027	40,385,357	0.5
		99,887,990	1.3

	Consumer, Non-cyclical: 3.3%
7,610,000	Aspen Dental — TL B 1L, 4.144%, (US0001M + 4.000%), 12/15/2027	7,630,927	0.1
1,855,243	Dentalcorp Health Services ULC — TL 1L, 4.750%, (US0003M + 3.750%), 06/06/2025	1,827,993	0.0
11,112,818	Heartland Dental LLC — TL 1L, 3.966%, (US0003M + 3.750%), 04/30/2025	10,851,200	0.2
1,037,360	Heartland Dental LLC — TL 1L, 4.739%, (US0003M + 3.750%), 04/30/2025	1,012,939	0.0
20,875,231	Loire Finco Luxembourg Sarl — TL B 1L, 3.647%, (US0003M + 3.250%), 01/24/2027	20,588,197	0.3
15,225,000	NVA Holdings Inc. — TL A-3 1L, 2.438%, (US0003M + 2.250%), 09/19/2022	15,072,750	0.2
2,820,944	PetVet Care Centers LLC — TL B-DD 1L, 5.250%, (US0001M + 4.250%), 02/14/2025	2,835,049	0.0
1,813,013	PetVet Care Centers LLC TL 1L, 2.897%, (US0003M + 2.750%), 02/14/2025	1,777,886	0.0
Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Consumer, Non-cyclical: (continued)
2,979,504	PetVet Care Centers LLC, 3.455%, (US0003M + 3.250%), 02/14/2025	$2,921,776	0.0
311,016	Prestige Brands, Inc. Term Loan B4, 2.147%, (US0001M + 2.000%), 01/26/2024	312,020	0.0
172,871,622	Refinitiv — TL B 1L, 3.397%, (US0001M + 3.750%), 10/01/2025	172,831,170	2.2
23,470,419	Sunshine Luxembourg VII Sarl — TL B 1L, 4.254%, (US0003M + 4.250%), 07/17/2026	23,568,901	0.3
		261,230,808	3.3

	Financial: 2.7%
7,232,479	Alliant Holdings Intermediate, LLC Term Loan B 1L, 3.397%, (US0003M + 3.000%), 05/09/2025	7,118,466	0.1
3,794,285	AmWINS Group, Inc. — TL B 1L, 3.750%, (US0003M + 2.750%), 01/25/2024	3,798,596	0.0
43,717,112	HUB International Ltd. — TL B 1L, 5.000%, (US0001M + 4.000%), 04/25/2025	43,902,079	0.6
8,090,813	Hyperion Insurance — TL B-DD 1L, 4.750%, (US0001M + 3.750%), 10/22/2027	8,095,869	0.1
4,344,113	Ryan Specialty Group, LLC TL B 1L, 4.000%, (US0001M + 3.250%), 07/23/2027	4,344,112	0.1
32,212,294	USI Inc/NY — TL B 1L, 3.254%, (US0003M + 3.000%), 05/16/2024	31,806,290	0.4
7,236,863	USI, Inc. Term Loan B 1L, 4.500%, (US0001M + 4.000%), 12/02/2026	7,240,481	0.1
105,281,965	HUB International Ltd. TL B 1L, 2.965%, (US0001M + 3.000%), 04/25/2025	103,535,232	1.3
		209,841,125	2.7

	Food Products: 0.1%
6,870,000	IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 3.478%, (US0003M + 3.250%), 12/15/2027	6,879,446	0.1

	Health Care: 0.0%
2,153,725	CPI Holdco, LLC 2019 TL 1L, 5.701%, (US0003M + 4.250%), 11/04/2026	2,160,455	0.0

	Industrial: 0.6%
EUR 9,450,000	Filtration Group — TL B 1L, 3.238%, (US0003M + 3.000%), 03/29/2025	11,486,800	0.2

See Accompanying Notes to Financial Statements

74

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

BANK LOANS: (continued)
	Industrial: (continued)
1,795,500	Filtration Group Corp. — TL B 1L, 4.500%, (US0001M + 3.750%), 03/29/2025	$1,801,485	0.0
2,807,487	Filtration Group Corp. 2018 1st Lien Term Loan, 3.147%, (US0003M + 3.000%), 03/31/2025	2,784,676	0.0
27,880,000	Thyssenkrupp Elevator TL B 1L, 4.570%, (US0001M + 4.250%), 06/30/2027	28,043,349	0.4
3,050,000	Welbilt, Inc. 2018 Term Loan B 1L, 2.645%, (US0003M + 2.500%), 10/23/2025	2,902,584	0.0
		47,018,894	0.6

	Industrial Equipment: 0.0%
2,069,600	Gardner Denver, Inc. 2020 USD Term Loan B, 2.897%, (US0001M + 2.750%), 03/01/2027	2,072,617	0.0

	Insurance: 0.3%
8,208,078	Alliant Holdings Intermediate, LLC 2020 Term Loan B3, 4.250%, (US0003M + 3.750%), 10/08/2027	8,228,598	0.1
5,917,527	Alliant Holdings Intermediate, LLC Term Loan B, 3.397%, (US0003M + 3.250%), 05/09/2025	5,824,243	0.1
9,187,829	USI, Inc. 2019 Incremental Term Loan B, 4.254%, (US0003M + 4.000%), 12/02/2026	9,192,422	0.1
		23,245,263	0.3

	Technology: 2.8%
3,622,226	Applied Systems, Inc. 2017 1st Lien Term Loan, 4.000%, (US0003M + 3.250%), 09/19/2024	3,626,754	0.1
640,000	Ascend Learning LLC — TL B 1L, 3.238%, (US0003M + 3.000%), 07/12/2024	642,933	0.0
3,320,000	Azalea Topco, Inc. — TL 1L, 4.750%, (US0001M + 4.000%), 07/25/2026	3,332,450	0.1
17,725,000	Clarivate / Camelot Finance SA TL B 1L, 4.000%, (US0003M + 3.000%), 10/31/2026	17,721,313	0.2
92,283,738	Ultimate Software Group, Inc. TL 1L, 4.750%, (US0003M + 3.750%), 05/03/2026	92,941,259	1.2
3,050,000	Ultimate Software Group, Inc. TL 2L, 7.500%, (US0001M + 6.750%), 05/03/2027	3,145,313	0.0
Principal Amount†			Value	Percentage of Net Assets

BANK LOANS: (continued)
		Technology: (continued)
72,123,231		Cypress Intermediate Holdings III Inc TL B 1L, 4.000%, (US0001M + 3.000%), 04/29/2024	$72,070,653	0.9
20,280,140		Emerald TopCo Inc Term Loan, 3.656%, (US0001M + 3.500%), 07/24/2026	20,102,689	0.3
2,839,063		Ultimate Software Group, Inc. — TL 1L, 3.897%, (US0003M + 3.750%), 05/04/2026	2,841,902	0.0
			216,425,266	2.8

		Total Bank Loans (Cost $879,845,116)	891,004,034	11.3

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
7,927,810	(9)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	8,522,542	0.1
7,419,225	(9)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	7,821,390	0.1
3,672,900	(9)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,914,166	0.0
5,011,990	(9)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	5,172,825	0.1

		Total Asset-Backed Securities (Cost $23,827,660)	25,430,923	0.3

CONVERTIBLE BONDS/NOTES: 0.0%
		Communications: 0.0%
3,459,000	(9)	Liberty Broadband Corp., 2.750%, 09/30/2050	3,708,955	0.0

		Total Convertible Bonds/Notes (Cost $3,459,000)	3,708,955	0.0

		Total Long-Term Investments (Cost $5,843,146,771)	7,224,313,913	91.7

SHORT-TERM INVESTMENTS: 10.8%
		Repurchase Agreements: 1.3%
5,504,736	(11)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $5,504,796, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–4.628%, Market Value plus accrued interest $5,614,831, due 02/03/21–11/20/70)	5,504,736	0.1

See Accompanying Notes to Financial Statements

75

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
3,460,120	(11)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $3,460,158, collateralized by various U.S. Government Agency Obligations, 2.500%–5.500%, Market Value plus accrued interest $3,529,322, due 07/01/24–10/01/50)	$3,460,120	0.0
4,673,409	(11)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $4,673,532, collateralized by various U.S. Government Securities, 0.750%–8.750%, Market Value plus accrued interest $4,907,079, due 03/01/21–11/20/40)	4,673,409	0.1
16,335,711	(11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $16,335,836, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $16,662,425, due 01/25/21–10/15/62)	16,335,711	0.2
5,590,969	(11)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $5,591,012, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–4.750%, Market Value plus accrued interest $5,702,789, due 01/14/21–01/20/69)	5,590,969	0.1
10,227,239	(11)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $10,227,385, collateralized by various U.S. Government Securities, 0.000%–7.875%, Market Value plus accrued interest $10,431,943, due 01/31/21–05/15/49)	10,227,239	0.1
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
14,547,880	(11)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $14,547,992, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $14,838,837, due 01/26/21–01/01/51)	$14,547,880	0.2
2,255,491	(11)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,255,508, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $2,300,601, due 01/04/21–12/01/50)	2,255,491	0.0
6,387,247	(11)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,387,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%–7.000%, Market Value plus accrued interest $6,514,992, due 07/01/22–12/01/50)	6,387,247	0.1
7,298,162	(11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $7,298,266, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.125%, Market Value plus accrued interest $7,444,233, due 02/18/21–01/15/62)	7,298,162	0.1
5,734,596	(11)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,734,678, collateralized by various U.S. Government Securities, 0.250%–1.125%, Market Value plus accrued interest $5,851,406, due 02/28/25–05/31/25)	5,734,596	0.1

See Accompanying Notes to Financial Statements

76

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,791,208	(11)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $1,791,249, collateralized by various U.S. Government Securities, 0.379%–10.200%, Market Value plus accrued interest $1,869,726, due 05/13/21–11/01/40)	$1,791,208	0.0
16,213,680	(11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $16,213,964, collateralized by various U.S. Government Securities, 0.125%–3.875%, Market Value plus accrued interest $16,579,174, due 07/15/22–02/15/47)	16,213,680	0.2

		Total Repurchase Agreements (Cost $100,020,448)	100,020,448	1.3

Shares			Value	Percentage of Net Assets
		Mutual Funds: 9.5%
2,630,000	(11), (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	2,630,000	0.0
2,660,000	(11), (12)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 0.020%	2,660,000	0.0
3,010,000	(11), (12)	Morgan Stanley Institutional Liquidity Funds — Government Portfolio (Institutional Share Class), 0.030%	3,010,000	0.1
738,802,367	(12)	T. Rowe Price Government Reserve Fund, 0.080%	738,802,367	9.4

		Total Mutual Funds (Cost $747,102,367)	747,102,367	9.5

		Total Short-Term Investments (Cost $847,122,815)	847,122,815	10.8

		Total Investments in Securities (Cost $6,690,269,586)	$8,071,436,728	102.5
		Liabilities in Excess of Other Assets	(196,052,727)	(2.5)
		Net Assets	$7,875,384,001	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	All or a portion of this security is pledged to cover open written call options at December 31, 2020.
(3)	Security, or a portion of the security, is on loan.
(4)	The grouping contains non-income producing securities.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $46,813,685 or 0.6% of net assets. Please refer to the table below for additional details.
(7)	The grouping contains securities on loan.
(8)	Preferred Stock may be called prior to convertible date.
(9)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(10)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of December 31, 2020.
Currency Abbreviations:
EUR	EU Euro
Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

77

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$5,355,041,786	$—	$—	$5,355,041,786
Preferred Stock	148,855,958	24,887,182	46,813,685	220,556,825
Corporate Bonds/Notes	—	728,571,390	—	728,571,390
Bank Loans	—	891,004,034	—	891,004,034
Asset-Backed Securities	—	25,430,923	—	25,430,923
Convertible Bonds/Notes	—	3,708,955	—	3,708,955
Short-Term Investments	747,102,367	100,020,448	—	847,122,815
Total Investments, at fair value	$6,251,000,111	$1,773,622,932	$46,813,685	$8,071,436,728
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(98,227,223)	$—	$(98,227,223)
Total Liabilities	$—	$(98,227,223)	$—	$(98,227,223)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, VY® T. Rowe Price Capital Appreciation Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Aurora Innovation, Inc., — Series B	3/1/2019	$5,325,555	$11,328,979
Waymo LLC., Series A-2	5/8/2020	35,484,706	35,484,706
		$40,810,261	$46,813,685

At December 31, 2020, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD	1,500.000	39	USD	6,832,332	$288,093	$(983,701)
Alphabet, Inc.— Class C	Citigroup Global Markets	Call	01/15/21	USD	1,500.000	38	USD	6,657,144	304,266	(958,478)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD	1,500.000	25	USD	4,379,700	159,425	(630,578)
Alphabet, Inc. — Class C	Citigroup Global Markets	Call	01/15/21	USD	1,500.000	38	USD	6,657,144	286,786	(958,478)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,740.000	14	USD	2,452,632	61,978	(60,786)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,740.000	12	USD	2,102,256	56,604	(52,102)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,740.000	13	USD	2,277,444	60,931	(56,444)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,760.000	13	USD	2,277,444	54,951	(42,573)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,760.000	14	USD	2,452,632	55,958	(45,848)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,760.000	12	USD	2,102,256	50,964	(39,298)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,780.000	12	USD	2,102,256	45,924	(28,601)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,780.000	13	USD	2,277,444	49,751	(30,985)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,780.000	14	USD	2,452,632	50,218	(33,368)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,800.000	14	USD	2,452,632	45,038	(23,382)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,800.000	13	USD	2,277,444	44,681	(21,712)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/15/21	USD	1,800.000	12	USD	2,102,256	41,364	(20,042)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/21/22	USD	1,760.000	85	USD	14,890,980	856,157	(1,861,685)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/21/22	USD	1,780.000	85	USD	14,890,980	805,902	(1,784,014)
Alphabet, Inc. — Class C	Goldman Sachs & Co.	Call	01/21/22	USD	1,800.000	85	USD	14,890,980	759,898	(1,706,500)
Amazon.com, Inc	Citigroup Global Markets	Call	01/21/22	USD	4,000.000	24	USD	7,816,632	655,848	(514,121)
Amazon.com, Inc	Citigroup Global Markets	Call	01/21/22	USD	4,100.000	24	USD	7,816,632	604,008	(462,389)

See Accompanying Notes to Financial Statements

78

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Amazon.com, Inc	Citigroup Global Markets	Call	01/21/22	USD	4,200.000	24	USD	7,816,632	$555,048	$(415,340)
Amazon.com, Inc	Citigroup Global Markets	Call	01/21/22	USD	4,300.000	23	USD	7,490,939	490,061	(358,709)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	3,800.000	12	USD	3,908,316	397,375	(317,793)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	3,800.000	12	USD	3,908,316	498,318	(317,793)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	3,800.000	14	USD	4,559,702	483,582	(370,758)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	3,900.000	14	USD	4,559,702	446,600	(333,008)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	3,900.000	12	USD	3,908,316	363,328	(285,435)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	3,900.000	12	USD	3,908,316	460,058	(285,435)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	4,000.000	15	USD	4,885,395	442,314	(321,326)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	4,000.000	12	USD	3,908,316	332,230	(257,060)
Amazon.com, Inc	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	4,000.000	12	USD	3,908,316	428,471	(257,060)
Amazon.com, Inc	RBC Capital Markets LLC	Call	01/21/22	USD	3,900.000	15	USD	4,885,395	359,955	(356,794)
Amazon.com, Inc	RBC Capital Markets LLC	Call	01/21/22	USD	4,000.000	15	USD	4,885,395	326,955	(321,326)
Amazon.com, Inc	RBC Capital Markets LLC	Call	01/21/22	USD	4,100.000	16	USD	5,211,088	315,152	(308,260)
Amazon.com, Inc	RBC Capital Markets LLC	Call	01/21/22	USD	4,200.000	15	USD	4,885,395	267,405	(259,588)
Amazon.com, Inc	RBC Capital Markets LLC	Call	01/21/22	USD	4,300.000	16	USD	5,211,088	262,352	(249,537)
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/15/21	USD	105.000	1,000	USD	8,327,000	157,000	—
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/15/21	USD	105.000	988	USD	8,227,076	155,116	—
American Electric Power Co., Inc.	Citigroup Global Markets	Call	01/15/21	USD	115.000	597	USD	4,971,219	105,376	—
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	90.000	196	USD	1,632,092	70,315	(58,416)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	90.000	1,134	USD	9,442,818	412,810	(337,979)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	90.000	127	USD	1,057,529	43,876	(37,851)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	95.000	393	USD	3,272,511	88,869	(64,907)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	95.000	254	USD	2,115,058	53,162	(41,950)
American Electric Power Co., Inc.	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	95.000	1,134	USD	9,442,818	250,070	(187,290)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	30.000	4,536	USD	13,748,616	952,560	(1,824,722)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	32.000	2,346	USD	7,110,726	575,239	(735,919)
Bank of America Corp.	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	35.000	4,692	USD	14,221,452	734,767	(986,344)
Bank of America Corp.	Susqehanna Financial Group, LLP	Call	01/21/22	USD	30.000	7,501	USD	22,735,531	1,927,757	(3,017,469)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	260.000	123	USD	3,077,706	216,041	(16,626)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	270.000	123	USD	3,077,706	172,893	(4,125)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	280.000	92	USD	2,302,024	127,453	(837)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	280.000	91	USD	2,277,002	115,160	(828)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	300.000	92	USD	2,302,024	68,919	(94)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	300.000	75	USD	1,876,650	70,180	(76)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	300.000	175	USD	4,378,850	159,917	(178)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	300.000	212	USD	5,304,664	257,181	(216)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	300.000	91	USD	2,277,002	61,231	(93)
Becton Dickinson & Co.	Goldman Sachs & Co.	Call	01/15/21	USD	300.000	12	USD	300,264	11,991	(12)
Danaher Corporation	Credit Suisse Securities (USA) LLC	Call	01/21/22	USD	250.000	726	USD	16,127,364	1,384,482	(1,210,106)
See Accompanying Notes to Financial Statements

79

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	195.000	246	USD	6,719,736	$275,793	$(1,923,879)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	200.000	246	USD	6,719,736	235,479	(1,801,200)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	265.000	158	USD	4,315,928	156,736	(192,562)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	265.000	186	USD	5,080,776	186,372	(226,686)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	270.000	186	USD	5,080,776	164,982	(165,869)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	270.000	158	USD	4,315,928	138,566	(140,899)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	275.000	186	USD	5,080,776	145,452	(116,198)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	275.000	158	USD	4,315,928	121,186	(98,706)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	380.000	94	USD	2,567,704	182,268	(105,625)
Facebook, Inc. — Class A	JPMorgan Chase Bank N.A.	Call	01/21/22	USD	400.000	898	USD	24,529,768	1,933,125	(791,311)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	15.000	6,248	USD	6,747,840	353,137	(5,110)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	15.000	3,732	USD	4,030,560	325,654	(3,052)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	15.000	12,416	USD	13,409,280	1,044,806	(10,155)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	15.000	6,247	USD	6,746,760	324,844	(5,109)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	15.000	6,208	USD	6,704,640	530,039	(5,077)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	8.000	6,168	USD	6,661,440	746,945	(1,732,036)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	8.000	7,088	USD	7,655,040	524,512	(1,990,381)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	8.000	6,016	USD	6,497,280	454,870	(1,689,353)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	9.000	6,016	USD	6,497,280	297,491	(1,102,626)
General Electric Co.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	9.000	7,088	USD	7,655,040	340,224	(1,299,105)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/15/21	USD	125.000	171	USD	1,902,546	92,492	(2,889)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/15/21	USD	125.000	6	USD	66,756	3,306	(101)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/15/21	USD	130.000	6	USD	66,756	2,388	(30)
Hilton Worldwide Holdings, Inc.	Citigroup Global Markets	Call	01/15/21	USD	130.000	172	USD	1,913,672	67,427	(847)
Hilton Worldwide Holdings, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	87.500	62	USD	689,812	46,853	(147,494)
Hilton Worldwide Holdings, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	90.000	62	USD	689,812	41,236	(132,120)
Humana, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	370.000	122	USD	5,005,294	412,201	(507,360)
Humana, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	380.000	122	USD	5,005,294	359,778	(397,104)
Humana, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	420.000	91	USD	3,733,457	251,742	(55,084)
Humana, Inc.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	430.000	91	USD	3,733,457	218,436	(28,686)
Intercontinental Exchange, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	100.000	364	USD	4,196,556	215,594	(559,084)
Intercontinental Exchange, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	105.000	364	USD	4,196,556	147,067	(381,722)
Mastercard Inc — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	400.000	530	USD	18,893,864	945,817	(1,513,955)
Microsoft Corp.	Citigroup Global Markets	Call	01/15/21	USD	165.000	726	USD	16,147,692	923,654	(4,168,692)
Microsoft Corp.	Citigroup Global Markets	Call	01/15/21	USD	170.000	726	USD	16,147,692	782,062	(3,805,692)
Microsoft Corp.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	165.000	1,200	USD	26,690,400	830,400	(6,890,400)
Microsoft Corp.	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	165.000	1,258	USD	27,980,436	849,276	(7,223,436)
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	170.000	973	USD	21,641,466	1,034,601	(5,100,466)

See Accompanying Notes to Financial Statements

80

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Microsoft Corp.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	170.000	1,836	USD	40,836,312	$1,995,732	$(9,624,312)
Microsoft Corp.	Citigroup Global Markets	Call	01/21/22	USD	280.000	1,167	USD	25,956,414	2,394,684	(1,021,083)
NXP Semiconductors NV — NXPI — US	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	140.000	409	USD	6,503,509	302,987	(793,113)
NXP Semiconductors NV — NXPI — US	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	140.000	973	USD	15,471,673	737,145	(1,886,794)
NXP Semiconductors NV — NXPI — US	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	140.000	174	USD	2,766,774	121,835	(337,412)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	125.000	152	USD	2,416,952	103,659	(517,691)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	135.000	148	USD	2,353,348	129,843	(358,155)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	135.000	90	USD	1,431,090	82,094	(217,797)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	135.000	180	USD	2,862,180	163,926	(435,594)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	140.000	180	USD	2,862,180	133,706	(349,047)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	140.000	90	USD	1,431,090	65,054	(174,524)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	140.000	148	USD	2,353,348	105,598	(286,994)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	145.000	148	USD	2,353,348	84,313	(218,633)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	145.000	90	USD	1,431,090	50,703	(132,953)
NXP Semiconductors NV — NXPI — US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	145.000	180	USD	2,862,180	107,086	(265,906)
Roper Technologies Inc	Goldman Sachs & Co.	Call	05/21/21	USD	420.000	146	USD	6,285,548	228,782	(516,217)
Roper Technologies Inc	Goldman Sachs & Co.	Call	05/21/21	USD	440.000	175	USD	7,534,048	153,475	(424,693)
Thermo Fisher Scientific, Inc.	RBC Capital Markets LLC	Call	01/15/21	USD	370.000	115	USD	5,356,470	161,667	(1,103,317)
Thermo Fisher Scientific, Inc.	RBC Capital Markets LLC	Call	01/15/21	USD	390.000	115	USD	5,356,470	95,242	(875,287)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	320.000	132	USD	4,628,976	238,905	(423,036)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	320.000	150	USD	5,260,200	305,012	(480,722)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	320.000	234	USD	8,205,912	445,389	(749,927)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	320.000	122	USD	4,278,296	209,126	(390,988)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	320.000	18	USD	631,224	29,980	(57,687)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	320.000	90	USD	3,156,120	193,073	(288,433)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	330.000	122	USD	4,278,296	168,351	(282,746)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	230.000	303	USD	6,627,519	215,433	(27,192)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	230.000	497	USD	10,870,881	387,511	(44,602)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	235.000	497	USD	10,870,881	314,999	(21,762)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	235.000	303	USD	6,627,519	175,255	(13,267)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	240.000	497	USD	10,870,881	254,911	(11,258)
Visa, Inc. — Class A	Credit Suisse Securities (USA) LLC	Call	01/15/21	USD	240.000	303	USD	6,627,519	140,865	(6,863)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	185.000	123	USD	2,690,379	222,252	(416,356)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	195.000	123	USD	2,690,379	169,856	(295,687)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	200.000	245	USD	5,358,885	274,253	(471,668)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	210.000	245	USD	5,358,885	195,201	(253,049)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	210.000	121	USD	2,646,633	156,097	(124,975)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	210.000	93	USD	2,034,189	84,668	(96,055)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	210.000	94	USD	2,056,062	80,942	(97,088)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	210.000	304	USD	6,649,392	384,429	(313,988)

See Accompanying Notes to Financial Statements

81

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	215.000	94	USD	2,056,062	$59,749	$(61,892)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	215.000	93	USD	2,034,189	63,191	(61,234)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	220.000	93	USD	2,034,189	55,526	(34,435)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	220.000	94	USD	2,056,062	52,646	(34,805)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	220.000	121	USD	2,646,633	106,739	(44,802)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	230.000	124	USD	2,712,252	116,895	(11,128)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	230.000	151	USD	3,302,823	154,485	(13,551)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	240.000	124	USD	2,712,252	79,219	(2,809)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/15/21	USD	240.000	151	USD	3,302,823	106,253	(3,420)
Visa, Inc. — Class A	Citigroup Global Markets	Call	01/21/22	USD	250.000	774	USD	16,929,702	660,818	(976,687)
Visa, Inc. —Class A	Goldman Sachs & Co.	Call	01/21/22	USD	225.000	248	USD	5,424,504	323,084	(549,121)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	225.000	123	USD	2,690,379	146,616	(272,346)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	225.000	120	USD	2,624,760	161,640	(265,704)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	230.000	123	USD	2,690,379	125,706	(245,266)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	230.000	248	USD	5,424,504	289,044	(494,520)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	230.000	120	USD	2,624,760	140,640	(239,284)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	250.000	237	USD	5,183,901	289,614	(299,063)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	260.000	237	USD	5,183,901	222,069	(234,677)
Visa, Inc. — Class A	Goldman Sachs & Co.	Call	01/21/22	USD	270.000	237	USD	5,183,901	168,744	(182,743)
Yum! Brands, Inc.	Bank of America N.A.	Call	01/15/21	USD	100.000	89	USD	966,184	43,343	(77,938)
Yum! Brands, Inc.	Bank of America N.A.	Call	01/15/21	USD	100.000	278	USD	3,017,968	111,887	(243,447)
Yum! Brands, Inc.	Bank of America N.A.	Call	01/15/21	USD	95.000	278	USD	3,017,968	156,397	(378,297)
Yum! Brands, Inc.	Bank of America N.A.	Call	01/15/21	USD	95.000	89	USD	966,184	58,829	(121,109)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/15/21	USD	100.000	303	USD	3,289,368	150,543	(265,340)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/15/21	USD	100.000	303	USD	3,289,368	129,802	(265,340)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/15/21	USD	105.000	303	USD	3,289,368	83,125	(132,474)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/15/21	USD	105.000	303	USD	3,289,368	103,465	(132,474)
									$51,671,233	$(98,227,223)

Currency Abbreviations
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$98,227,223
Total Liability Derivatives		$98,227,223

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written Options	Totals
Equity contracts	$—	$21,056,885	$21,056,885
Foreign exchange contracts	(5,109)	—	(5,109)
Total	$(5,109)	$21,056,885	$21,051,776

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written Options	Totals
Equity contracts	$—	$(6,919,637)	$(6,919,637)
Foreign exchange contracts	(161)	—	(161)
Total	$(161)	$(6,919,637)	$(6,919,798)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

82

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	Bank of America N.A.	Citigroup Global Markets	Credit Suisse Securities (USA) LLC	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	RBC Capital Markets	Susqehanna Financial Group,LLP	Totals
Liabilities:
Written options	$820,791	$16,053,443	$26,026,706	$13,404,956	$35,429,749	$3,474,109	$3,017,469	$98,227,223
Total Liabilities	$820,791	$16,053,443	$26,026,706	$13,404,956	$35,429,749	$3,474,109	$3,017,469	$98,227,223
Net OTC derivative instruments by counterparty, at fair value	$(820,791)	$(16,053,443)	$(26,026,706)	$(13,404,956)	$(35,429,749)	$(3,474,109)	$(3,017,469)	$(98,227,223)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(820,791)	$(16,053,443)	$(26,026,706)	$(13,404,956)	$(35,429,749)	$(3,474,109)	$(3,017,469)	$(98,227,223)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $6,665,105,224.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,400,479,671
Gross Unrealized Depreciation	(92,404,431)
Net Unrealized Appreciation	$1,308,075,240

See Accompanying Notes to Financial Statements

83

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.6%
		Communication Services: 5.4%
116,983		Comcast Corp. — Class A	$6,129,909	1.8
242,934		News Corp — Class A	4,365,524	1.2
20,384	(1)	Walt Disney Co.	3,693,173	1.1
138,036		Other Securities	4,584,847	1.3
			18,773,453	5.4

		Consumer Discretionary: 4.1%
64,611		Kohl’s Corp.	2,629,022	0.8
59,423		Las Vegas Sands Corp.	3,541,611	1.0
150,917		Volkswagen AG ADR	2,810,059	0.8
187,416	(2)	Other Securities	5,322,666	1.5
			14,303,358	4.1

		Consumer Staples: 7.4%
125,312		Conagra Brands, Inc.	4,543,813	1.3
24,540		Kimberly-Clark Corp.	3,308,728	1.0
74,828		Philip Morris International, Inc.	6,195,010	1.8
90,117		Tyson Foods, Inc.	5,807,140	1.7
85,049		Other Securities	5,667,127	1.6
			25,521,818	7.4

		Energy: 6.5%
157,991		Total SE ADR	6,621,403	1.9
486,097		Other Securities	16,036,038	4.6
			22,657,441	6.5

		Financials: 20.7%
172,421		American International Group, Inc.	6,527,859	1.9
51,475		Chubb Ltd.	7,923,032	2.3
106,998		Equitable Holdings, Inc.	2,738,079	0.8
184,260		Fifth Third Bancorp	5,080,048	1.5
25,623		JPMorgan Chase & Co.	3,255,915	0.9
107,776		Loews Corp.	4,852,075	1.4
146,026		Metlife, Inc.	6,855,921	2.0
106,419		Morgan Stanley	7,292,894	2.1
23,832		PNC Financial Services Group, Inc.	3,550,968	1.0
61,951		State Street Corp.	4,508,794	1.3
320,733		Wells Fargo & Co.	9,679,722	2.8
148,370		Other Securities	9,310,063	2.7
			71,575,370	20.7

		Health Care: 12.8%
58,509		AbbVie, Inc.	6,269,239	1.8
17,950		Anthem, Inc.	5,763,565	1.7
18,545		Becton Dickinson & Co.	4,640,330	1.3
66,451		CVS Health Corp.	4,538,603	1.3
30,574		Johnson & Johnson	4,811,736	1.4
48,061		Medtronic PLC	5,629,866	1.6
111,755		Pfizer, Inc.	4,113,702	1.2
167,435	(2),(3)	Other Securities	8,703,800	2.5
			44,470,841	12.8

		Industrials: 12.1%
20,964		Boeing Co.	4,487,554	1.3
845,260		General Electric Co.	9,128,808	2.6
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
26,631		L3Harris Technologies, Inc.	$5,033,792	1.4
126,067		Nielsen Holdings PLC	2,631,018	0.8
38,747	(1)	Stericycle, Inc.	2,686,329	0.8
46,869		United Parcel Service, Inc. — Class B	7,892,740	2.3
118,370		Other Securities	10,067,401	2.9
			41,927,642	12.1

		Information Technology: 9.5%
54,516		Applied Materials, Inc.	4,704,731	1.4
121,114		Cisco Systems, Inc.	5,419,851	1.6
21,124		Microsoft Corp.	4,698,400	1.3
70,737		Qualcomm, Inc.	10,776,075	3.1
22,861		Texas Instruments, Inc.	3,752,176	1.1
25,245		Other Securities	3,446,521	1.0
			32,797,754	9.5

		Materials: 6.1%
138,543		CF Industries Holdings, Inc.	5,363,000	1.5
120,021		DuPont de Nemours, Inc.	8,534,693	2.5
117,418		International Paper Co.	5,838,023	1.7
12,438		Other Securities	1,537,561	0.4
			21,273,277	6.1

		Real Estate: 4.5%
64,716		Equity Residential	3,836,365	1.1
96,860		Rayonier, Inc.	2,845,747	0.8
195,274		Weyerhaeuser Co.	6,547,537	1.9
36,802		Other Securities	2,252,639	0.7
			15,482,288	4.5

		Utilities: 7.5%
54,250		Edison International	3,407,985	1.0
244,253		NiSource, Inc.	5,603,164	1.6
21,450		Sempra Energy	2,732,944	0.8
151,728		Southern Co.	9,320,651	2.7
63,380		Other Securities	4,990,437	1.4
			26,055,181	7.5

		Total Common Stock (Cost $270,453,640)	334,838,423	96.6

PREFERRED STOCK: 1.9%
		Health Care: 0.4%
26,624	(2),(3)	Other Securities	1,467,781	0.4

		Utilities: 1.5%
76,503	(2),(3)	Other Securities	5,076,369	1.5

		Total Preferred Stock (Cost $6,297,815)	6,544,150	1.9

WARRANTS: 0.0%
		Energy: 0.0%
7,897	(2)	Other Securities	53,779	0.0

		Total Warrants (Cost $39,086)	53,779	0.0

See Accompanying Notes to Financial Statements

84

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CONVERTIBLE BONDS/NOTES: 0.3%
		Financial: 0.3%
772,000	(4)	AXA SA, 7.250%, 05/15/2021	$883,457	0.3

		Total Convertible Bonds/Notes (Cost $772,000)	883,457	0.3

		Total Long-Term Investments (Cost $277,562,541)	342,319,809	98.8

SHORT-TERM INVESTMENTS: 1.3%
		Repurchase Agreements: 0.7%
1,000,000	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21–01/01/51)	1,000,000	0.3
311,754	(5)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $311,756, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $317,989, due 01/31/21–01/15/56)	311,754	0.1
1,000,000	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21–12/20/50)	1,000,000	0.3

		Total Repurchase Agreements (Cost $2,311,754)	2,311,754	0.7
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.6%
2,187,729	(6)	T. Rowe Price Government Reserve Fund, 0.080% (Cost $2,187,729)	$2,187,729	0.6

		Total Short-Term Investments (Cost $4,499,483)	4,499,483	1.3

		Total Investments in Securities (Cost $282,062,024)	$346,819,292	100.1
		Liabilities in Excess of Other Assets	(285,113)	(0.1)
		Net Assets	$346,534,179	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	The grouping contains securities on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

85

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$18,773,453	$—	$—	$18,773,453
Consumer Discretionary	14,303,358	—	—	14,303,358
Consumer Staples	25,521,818	—	—	25,521,818
Energy	22,657,441	—	—	22,657,441
Financials	71,575,370	—	—	71,575,370
Health Care	43,311,114	1,159,727	—	44,470,841
Industrials	41,927,642	—	—	41,927,642
Information Technology	32,797,754	—	—	32,797,754
Materials	20,527,628	745,649	—	21,273,277
Real Estate	15,482,288	—	—	15,482,288
Utilities	26,055,181	—	—	26,055,181
Total Common Stock	332,933,047	1,905,376	—	334,838,423
Preferred Stock	5,076,369	1,467,781	—	6,544,150
Warrants	53,779	—	—	53,779
Convertible Bonds/Notes	—	883,457	—	883,457
Short-Term Investments	2,187,729	2,311,754	—	4,499,483
Total Investments, at fair value	$340,250,924	$6,568,368	$—	$346,819,292

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$128,992
Total	$128,992

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $283,148,577.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$79,537,348
Gross Unrealized Depreciation	(15,865,871)
Net Unrealized Appreciation	$63,671,477

See Accompanying Notes to Financial Statements

86

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Australia: 0.7%
132,819		Other Securities	$1,577,256	0.7

		Austria: 0.8%
59,463	(1)	Erste Group Bank AG	1,811,395	0.8

		Belgium: 0.0%
343	(2)	Other Securities	33,948	0.0

		Brazil: 1.7%
287,563	(2)	Other Securities	3,724,763	1.7

		Canada: 3.8%
29,176		Magna International, Inc.	2,065,661	0.9
22,807		TMX Group Ltd.	2,278,012	1.0
387,141	(2)	Other Securities	4,183,639	1.9
			8,527,312	3.8

		China: 8.0%
25,338	(1)	Alibaba Group Holding Ltd. ADR	5,896,913	2.6
10,507	(1)	Baidu, Inc. ADR	2,272,034	1.0
220,100		Gree Electric Appliances, Inc. of Zhuhai — A Shares	2,086,211	0.9
6,600	(1),(3)	JD Health International, Inc.	127,702	0.1
6,889		Kweichow Moutai Co. Ltd. — A Shares (Nth SSE-SEHK)	2,105,269	0.9
36,600		Tencent Holdings Ltd.	2,633,509	1.2
625,100		Other Securities	2,830,478	1.3
			17,952,116	8.0

		France: 6.9%
2,142	(1)	Dassault Aviation SA	2,332,461	1.0
19,343		EssilorLuxottica SA	3,014,287	1.4
31,462		Sanofi	3,049,373	1.4
53,951		Thales S.A.	4,936,097	2.2
8,356		Other Securities	1,955,814	0.9
			15,288,032	6.9

		Germany: 4.2%
48,022	(1),(4)	Evotec AG	1,774,493	0.8
20,149	(1),(3)	TeamViewer AG	1,082,346	0.5
6,015	(1),(3)	Zalando SE	669,053	0.3
56,636	(2)	Other Securities	5,756,374	2.6
			9,282,266	4.2

		Hong Kong: 2.0%
364,200		AIA Group Ltd.	4,438,186	2.0

		India: 4.5%
234,082	(1)	Axis Bank Ltd.	1,992,489	0.9
119,389		Housing Development Finance Corp.	4,182,908	1.9
1,406,378		NTPC Ltd.	1,914,940	0.8
41,173	(2)	Other Securities	2,051,374	0.9
			10,141,711	4.5

		Indonesia: 1.7%
1,052,200		Bank Central Asia Tbk PT	2,536,360	1.1
19,896,300		Other Securities	1,360,244	0.6
			3,896,604	1.7
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Italy: 1.4%
230,337		Other Securities	$3,183,158	1.4

		Japan: 15.2%
69,400		Fujitsu General Ltd.	1,882,089	0.9
29,600		Murata Manufacturing Co., Ltd.	2,679,675	1.2
140,900		Nippon Telegraph & Telephone Corp.	3,615,354	1.6
72,300	(4)	Otsuka Holdings Co. Ltd.	3,097,796	1.4
46,300		Seven & I Holdings Co., Ltd.	1,639,510	0.7
80,360		Takeda Pharmaceutical Co., Ltd.	2,908,178	1.3
505,300		Z Holdings Corp.	3,057,689	1.4
458,800	(5)	Other Securities	14,938,710	6.7
			33,819,001	15.2

		Netherlands: 7.9%
378	(1),(3)	Adyen NV	878,294	0.4
24,192		Akzo Nobel NV	2,596,623	1.2
7,659		ASML Holding NV	3,708,291	1.6
68,136	(1)	Koninklijke Philips NV	3,670,297	1.6
17,832		NXP Semiconductor NV — NXPI — US	2,835,466	1.3
36,889		Prosus NV	3,983,202	1.8
			17,672,173	7.9

		Peru: 0.5%
6,764		Other Securities	1,109,431	0.5

		Philippines: 0.4%
36,995		Other Securities	808,548	0.4

		Poland: 0.7%
183,782	(1)	Powszechny Zaklad Ubezpieczen SA	1,596,659	0.7

		Portugal: 2.2%
253,361		Galp Energia SGPS SA	2,684,698	1.2
134,307		Jeronimo Martins SGPS SA	2,257,649	1.0
			4,942,347	2.2

		Russia: 0.5%
78,338		Other Securities	1,135,901	0.5

		South Africa: 3.0%
27,867		Naspers Ltd.	5,706,456	2.5
10,643	(2)	Other Securities	1,040,835	0.5
			6,747,291	3.0

		South Korea: 5.7%
1,080		LG Household & Health Care Ltd.	1,611,927	0.7
18,618		NAVER Corp.	5,018,841	2.3
80,231		Samsung Electronics Co., Ltd.	5,991,291	2.7
			12,622,059	5.7

		Spain: 0.4%
11,378		Other Securities	839,888	0.4

See Accompanying Notes to Financial Statements

87

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: 1.7%
100,602	(1)	Swedbank AB	$1,764,598	0.8
70,026		Other Securities	1,968,483	0.9
			3,733,081	1.7

		Switzerland: 6.8%
51,691		Julius Baer Group Ltd.	2,977,998	1.3
5,915		Lonza Group AG	3,810,247	1.7
33,459		Nestle SA	3,955,232	1.8
6,213		Roche Holding AG	2,163,979	1.0
25,175	(2)	Other Securities	2,226,984	1.0
			15,134,440	6.8

		Taiwan: 3.4%
397,000		Taiwan Semiconductor Manufacturing Co., Ltd.	7,510,237	3.4

		Thailand: 0.5%
614,300	(2)	Other Securities	1,193,874	0.5

		United Arab Emirates: 0.7%
352,606	(1),(3)	Network International Holdings PLC	1,588,740	0.7

		United Kingdom: 8.5%
11,306		Linde PLC	2,981,109	1.3
23,976		London Stock Exchange Group PLC	2,959,520	1.3
83,660		Smith & Nephew PLC	1,737,828	0.8
76,929		Unilever PLC	4,658,106	2.1
566,427	(2)	Other Securities	6,576,203	3.0
			18,912,766	8.5

		United States: 2.4%
41,459		Philip Morris International, Inc.	3,432,390	1.6
8,305		Visa, Inc. — Class A	1,816,553	0.8
			5,248,943	2.4

		Total Common Stock (Cost $153,738,918)	214,472,126	96.2

PREFERRED STOCK: 0.6%
		China: 0.2%
9,427	(1), (6),(7)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	395,934	0.2

		Germany: 0.1%
802		Other Securities	337,784	0.1

		United Kingdom: 0.3%
990	(1), (6),(7)	Roofoods Ltd. — Series G	636,857	0.3

		Total Preferred Stock (Cost $774,002)	1,370,575	0.6

		Total Long-Term Investments (Cost $154,512,920)	215,842,701	96.8
Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.3%
		Repurchase Agreements: 1.9%
1,000,000	(8)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21–01/01/51)	$1,000,000	0.5
1,000,000	(8)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 01/26/21–01/01/51)	1,000,000	0.4
1,000,000	(8)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 01/15/21–01/01/51)	1,000,000	0.4
249,056	(8)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $249,058, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $254,037, due 01/31/21–01/15/56)	249,056	0.1

See Accompanying Notes to Financial Statements

88

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements: (continued)
1,000,000	(8)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21–12/20/50)	$1,000,000	0.5

		Total Repurchase Agreements (Cost $4,249,056)	4,249,056	1.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.4%
5,344,692	(9)	T. Rowe Price Government Reserve Fund, 0.080% (Cost $5,344,692)	5,344,692	2.4

		Total Short-Term Investments (Cost $9,593,748)	9,593,748	4.3

		Total Investments in Securities (Cost $164,106,668)	$225,436,449	101.1
		Liabilities in Excess of Other Assets	(2,473,943)	(1.1)
		Net Assets	$222,962,506	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	The grouping contains non-income producing securities.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Security, or a portion of the security, is on loan.
(5)	The grouping contains securities on loan.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $1,032,791 or 0.5% of net assets. Please refer to the table below for additional details.
(8)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	16.8%
Financials	15.5
Information Technology	15.3
Health Care	13.4
Consumer Staples	11.5
Industrials	8.3
Communication Services	8.2
Materials	4.9
Energy	1.8
Utilities	1.1
Short-Term Investments	4.3
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,577,256	$—	$1,577,256
Austria	—	1,811,395	—	1,811,395
Belgium	—	33,948	—	33,948
Brazil	3,724,763	—	—	3,724,763
Canada	8,527,312	—	—	8,527,312
China	8,296,649	9,655,467	—	17,952,116
France	—	15,288,032	—	15,288,032
Germany	1,363,512	7,918,754	—	9,282,266
Hong Kong	—	4,438,186	—	4,438,186
India	—	10,141,711	—	10,141,711
Indonesia	—	3,896,604	—	3,896,604
Italy	—	3,183,158	—	3,183,158

See Accompanying Notes to Financial Statements

89

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Common Stock (continued)
Japan	$—	$33,819,001	$—	$33,819,001
Netherlands	2,835,466	14,836,707	—	17,672,173
Peru	1,109,431	—	—	1,109,431
Philippines	—	808,548	—	808,548
Poland	—	1,596,659	—	1,596,659
Portugal	—	4,942,347	—	4,942,347
Russia	1,135,901	—	—	1,135,901
South Africa	—	6,747,291	—	6,747,291
South Korea	—	12,622,059	—	12,622,059
Spain	—	839,888	—	839,888
Sweden	—	3,733,081	—	3,733,081
Switzerland	—	15,134,440	—	15,134,440
Taiwan	—	7,510,237	—	7,510,237
Thailand	—	1,193,874	—	1,193,874
United Arab Emirates	—	1,588,740	—	1,588,740
United Kingdom	5,861,103	13,051,663	—	18,912,766
United States	5,248,943	—	—	5,248,943
Total Common Stock	38,103,080	176,369,046	—	214,472,126
Preferred Stock	—	337,784	1,032,791	1,370,575
Short-Term Investments	5,344,692	4,249,056	—	9,593,748
Total Investments, at fair value	$43,447,772	$180,955,886	$1,032,791	$225,436,449
Other Financial Instruments+
Forward Foreign Currency Contracts	—	15	—	15
Total Assets	$43,447,772	$180,955,901	$1,032,791	$225,436,464
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(282)	$—	$(282)
Written Options	—	(35,730)	—	(35,730)
Total Liabilities	$—	$(36,012)	$—	$(36,012)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, VY® T. Rowe Price International Stock Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Roofoods Ltd. — Series G	5/16/2019	$413,722	$636,857
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	258,547	395,934
		$672,269	$1,032,791

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK 363,450	USD 44,372	The Bank of New York Mellon	01/04/21	$(198)
SEK 24,570	USD 2,994	The Bank of New York Mellon	01/04/21	(8)
JPY 942,151	USD 9,120	The Bank of New York Mellon	01/05/21	5
SEK 159,818	USD 19,501	The Bank of New York Mellon	01/05/21	(76)
GBP 4,181	USD 5,714	The Bank of New York Mellon	01/05/21	3
USD 6,029	EUR 4,930	The Bank of New York Mellon	01/05/21	7
				$(267)

See Accompanying Notes to Financial Statements

90

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following OTC written equity options were outstanding for VY® T. Rowe Price International Stock Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts		Notional Amount	Premiums Received	Fair Value
NXP Semiconductors NV—NXPI—US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	140.000	4	USD	63,604	$2,891	$(7,757)
NXP Semiconductors NV—NXPI—US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	145.000	4	USD	63,604	2,254	(5,909)
NXP Semiconductors NV—NXPI—US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	150.000	15	USD	238,515	12,306	(15,760)
NXP Semiconductors NV—NXPI—US	JPMorgan Chase Bank N.A.	Call	01/15/21	USD	150.000	6	USD	95,406	4,486	(6,304)
									$21,937	$(35,730)

Currency Abbreviations
EUR	— EU Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona
USD	— United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$15
Total Asset Derivatives		$15

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$282
Equity contracts	Written options, at fair value	35,730
Total Liability Derivatives		$36,012

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written Options	Total
Equity contracts	$—	$105,135	$105,135
Foreign exchange contracts	(40,544)	—	(40,544)
Total	$(40,544)	$105,135	$64,591

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$(11,535)	$(11,535)
Foreign exchange contracts	(3,157)	—	(3,157)
Total	$(3,157)	$(11,535)	$(14,692)

See Accompanying Notes to Financial Statements

91

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	JPMorgan Chase Bank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$15	$15
Total Assets	$—	$15	$15
Liabilities:
Forward foreign currency contracts	$—	$282	$282
Written options	35,730	—	35,730
Total Liabilities	$35,730	$282	$36,012

Net OTC derivative instruments by counterparty, at fair value	$(35,730)	$(267)	(35,997)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(35,730)	$(267)	(35,997)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $167,953,741.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$64,294,021
Gross Unrealized Depreciation	(6,552,468)
Net Unrealized Appreciation	$57,741,553

See Accompanying Notes to Financial Statements

92

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$0.0026

Class S	NII	$0.0020
Class S2	NII	$0.0017
All Classes	STCG	$0.0004
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.5970
Class I	NII	$0.6814
Class S	NII	$0.6463
Class S2	NII	$0.6243
All Classes	STCG	$0.0723
All Classes	LTCG	$0.8773
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.3453
Class I	NII	$0.4957
Class S	NII	$0.4313
Class S2	NII	$0.3967
All Classes	LTCG	$1.7631
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.0124
Class I	NII	$0.1371
Class S	NII	$0.0785
Class S2	NII	$0.0453
All Classes	LTCG	$1.4938

VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.0864
Class R6	NII	$0.1730
Class S	NII	$0.1263
Class S2	NII	$0.1003
All Classes	STCG	$0.0438
All Classes	LTCG	$1.3285
Portfolio Name	Type	Per Share Amount
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2944
Class I	NII	$0.4528
Class R6	NII	$0.4528
Class S	NII	$0.3798
Class S2	NII	$0.3338
All Classes	STCG	$0.3976
All Classes	LTCG	$1.9099

VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.3722
Class I	NII	$0.4828
Class S	NII	$0.3637
Class S2	NII	$0.4001
All Classes	STCG	$0.0866
All Classes	LTCG	$0.0338
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.3376
Class I	NII	$0.4322
Class S	NII	$0.3897
All Classes	STCG	$0.0281
All Classes	LTCG	$0.3403

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	100.00%
VY® JPMorgan Emerging Markets Equity Portfolio	2.34%
VY® Morgan Stanley Global Franchise Portfolio	100.00%
VY® T. Rowe Price Capital Appreciation Portfolio	25.78%
VY® T. Rowe Price Equity Income Portfolio	79.33%
VY® T. Rowe Price International Stock Portfolio	2.95%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® Clarion Global Real Estate Portfolio	$14,567,272
VY® Invesco Growth and Income Portfolio	$30,987,138
VY® JPMorgan Emerging Markets Equity Portfolio	$31,735,210
VY® Morgan Stanley Global Franchise Portfolio	$30,534,835
VY® T. Rowe Price Capital Appreciation Portfolio	$469,747,551
VY® T. Rowe Price Equity Income Portfolio	$1,200,886
VY® T. Rowe Price International Stock Portfolio	$4,238,733

93

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$806,039	$0.0375	59.66%
VY® T. Rowe Price International Stock Portfolio	$283,422	$0.0226	82.31%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

94

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	133	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	133	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	133	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	133	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant (May 2001–Present).	133	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015–Present	Retired.	133	None.

95

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

96

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange WayWindsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004-August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present); Formerly, Consultant, DA Capital LLC (January 2016–March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014– March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006– Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

97

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018– Present). Formerly, Vice President, Voya Investment Management (March 2014– February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019– Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel II, Voya Investment Management –Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

98

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended(the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, CBRE Clarion Securities LLC, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Morgan Stanley Investment Management Inc., and T. Rowe Price Associates, Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”), and the sub-sub-advisory contracts (the “Sub-Sub-Advisory Contracts,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with Morgan Stanley Investment Management Limited and T. Rowe Price International Ltd, the respective sub-sub-adviser to VY® Morgan Stanley Global Franchise Portfolio and VY® T. Rowe Price International Stock Portfolio (the “Sub-Sub-Advisers”) for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers, or Sub-Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-

sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, a Sub-Adviser or a Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information

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was requested in conducting its evaluation of the Manager, a Sub-Adviser or a Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory and, as applicable, sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers and Sub-Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s and Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and Sub-Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser and Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers, and Sub-Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the

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Manager, Sub-Advisers, or Sub-Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers and Sub-Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers or Sub-Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and their Sub-Sub-Advisers with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Advisers are responsible for paying the fees of the Sub-Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of the Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In this regard, the Board considered that each Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers and Sub-Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Advisers with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

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The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers and Sub-Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s, Sub-Advisers’ and Sub-Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020, the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of its primary benchmark.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services, such as transfer agency, custody, accounting and legal services, to the Portfolio pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date, three-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection, sector allocation and geographic positioning on the Portfolio’s performance; (2) changes to the Portfolio’s portfolio management team, effective January 1, 2020; and (3) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the

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compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the five-year period, and the fifth quintile for the year-to-date, one-year, three-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of investment style, as well as security selection and sector allocation on the Portfolio’s performance; (2) the recent change in portfolio managers; and (3) the fact that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s

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representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

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Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the Portfolio’s improved performance during more recent periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year and ten-year periods, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) its confidence in the Sub-Adviser’s ability to achieve its investment philosophy and process; and (2) ongoing periodic monitoring of the Portfolio’s performance by management and the Board or its Investment Review Committee.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIT1AISS2 (1220-022221)

Annual Report
December 31, 2020
Classes ADV, I, P2, R6, S and S2
Voya Investors Trust
■ Voya Balanced Income Portfolio	■ Voya Limited Maturity Bond Portfolio
■ Voya High Yield Portfolio	■ Voya U.S. Stock Index Portfolio
■ Voya Large Cap Growth Portfolio	■ VY® Clarion Real Estate Portfolio
■ Voya Large Cap Value Portfolio	■ VY® JPMorgan Small Cap Core Equity Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains certain summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery
Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio Managers’ Report	Voya Balanced Income Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Common Stock	44.8%
Collateralized Mortgage Obligations	14.0%
Commercial Mortgage-Backed Securities	10.6%
Asset-Backed Securities	9.6%
Corporate Bonds/Notes	8.4%
Mutual Funds	7.7%
Sovereign Bonds	1.6%
U.S. Treasury Obligations	0.7%
Preferred Stock	0.4%
Exchange-Traded Funds	0.2%
Purchased Options*	0.0%
Rights*	0.0%
Other*	0.0%
Assets in Excess of Other Liabilities**	2.0%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Paul Zemsky, CFA, Brian Timberlake, Ph.D., CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“VIM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 3.03% compared to the 60% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% Russell 1000® Index/10% MSCI EAFE® Index, and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 12.29% and 7.51%, respectively, for the same period.
Portfolio Specifics: The Portfolio started the year in a neutral posture between equities and fixed income assets.
As part of its annual review process, the Portfolio made modest adjustments to its strategic asset allocation based on our latest long-term capital market assumptions. The update resulted in a modest increase to the Portfolio’s domestic equity allocations funded by decreases to developed international and core fixed income.
During the year, tactical moves relative to the strategic benchmark had a positive impact across the Portfolios.
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Voya Floating Rate Fund - Class P	7.0%
Microsoft Corp.	2.2%
Johnson & Johnson	0.7%
Citigroup Commercial Mortgage Trust 2013-GC15 D, 5.181%, 09/10/46	0.7%
Voya High Yield Bond Fund - Class P	0.7%
Procter & Gamble Co.	0.6%
Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/55	0.6%
Nvidia Corp.	0.6%
CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/39	0.6%
KNDL 2019-KNSQ E Mortgage Trust, 1.959%, 05/15/36	0.6%
Portfolio holdings are subject to change daily.
The Portfolio is comprised of three strategies in weights matching that of the asset classes — Voya Strategic Income Opportunities Fund for fixed income exposure, Voya U.S. High Dividend Low Volatility Fund for domestic equity exposure and International High Dividend Low Volatility Fund for international equity exposures. The underlying funds detracted from performance during the year, with all strategies underperforming their respective benchmarks.
Current Strategy and Outlook: The strategy maintains its conservative risk-adjusted return profile with investments split between 58% fixed income and 42% equities with an emphasis on income-producing securities and generation of above-average yield.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Balanced Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	2.80%	7.78%	6.39%
Class I	3.33%	8.42%	7.01%
Class S	3.03%	8.14%	6.76%
Class S2	3.02%	8.00%	6.61%
60% Bloomberg Barclays U.S. Aggregate Bond Index/30% Russell 1000® Index/10% MSCI EAFE® Index	12.29%	8.32%	7.25%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
Russell 1000® Index	20.96%	15.60%	14.01%
MSCI EAFE® Index	7.82%	7.45%	5.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser.

Portfolio Managers’ Report	Voya High Yield Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Corporate Bonds/Notes	94.3%
Bank Loans	1.0%
Common Stock	0.3%
Convertible Bonds/Notes	0.1%
Preferred Stock*	0.0%
Other*	0.0%
Warrants*	0.0%
Assets in Excess of Other Liabilities**	4.3%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 5.63% compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned 7.05% for the same period.
Portfolio Specifics: The Portfolio underperformed the Index for the year. The Portfolio maintained an underweight to energy-related sectors and an overweight position to consumer driven industries given the strength of the consumer prior to the COVID-19 pandemic. The underweight to oil field services added the most to performance as energy was the biggest underperformer in the first quarter 2020 sell-off, driven by unprecedented demand destruction due to coronavirus-related constraints on travel, and a flood of supply to the market by Saudi Arabia resulting in a massive drop in oil prices. On the other hand, security selection within independent energy was the largest detractor, followed by cash, which was a drag on performance as sectors rebounded from March lows. The leisure sector also detracted from performance as the sector was impacted by the closure of movie theatres, amusement parks and other leisure businesses due to COVID-19.
Current Strategy and Outlook: Credit fundamentals for the high-yield (“HY”) market are mixed. Earnings and operations in some COVID-19-impacted sectors (such as leisure, restaurant and airlines) continue to be challenged on a year-over-year basis. However, the market has generally seen better-than-feared corporate earnings, as well as auto and home sales continuing to show momentum month-over-month given the current interest rate environment.
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.7%
HCA, Inc., 5.375%, 02/01/25	0.6%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.6%
Kraft Heinz Foods Co., 5.000%, 07/15/35	0.6%
Freeport-McMoRan, Inc., 4.125%, 03/01/28	0.5%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	0.5%
Occidental Petroleum Corp., 4.200%, 03/15/48	0.5%
Tenet Healthcare Corp., 6.750%, 06/15/23	0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/32	0.5%
Occidental Petroleum Corp., 6.625%, 09/01/30	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
In the HY market, defaults have been focused in the energy, communications and retail sectors, as the coronavirus outbreak pushed companies that were already facing challenges over the edge. We believe that the majority of defaults are behind us and the HY market has since shifted up in quality given not only defaulted issuers exiting the market, but the addition of fallen angels, investment-grade (“IG”) issuers downgraded to below-IG, entering the HY market.
Notably, oil prices have begun to rise off of the lows as the Organization of the Petroleum Exporting Countries and its allies agreed to throttle production in efforts to stabilize prices along with the prospect for increased demand on an economic recovery. While still not at levels that are ideal for energy related HY issuers, the oil price rise does help to improve prospects, in our opinion, and bond prices are reflecting that improvement.
We remain cautious on the oil field services sector given the still-challenged fundamentals. Most of our energy exposure remains in fallen angels, higher-quality and more diversified issuers and higher-quality midstream issuers. We favor building materials, as the sector has benefitted from a healthy housing market, as well as the chemicals and media and entertainment sectors. From a long-term perspective, we believe valuations remain decent and we remain focused on finding pockets of value in what we see as an increasingly tight market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya High Yield Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	5.26%	7.10%	5.61%
Class I	6.00%	7.76%	6.26%
Class S	5.63%	7.47%	5.98%
Class S2	5.48%	7.31%	5.83%
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index	7.05%	8.57%	6.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	45.4%
Consumer Discretionary	17.1%
Health Care	12.9%
Communication Services	10.2%
Industrials	4.7%
Consumer Staples	4.5%
Financials	2.1%
Materials	1.6%
Real Estate	1.3%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares, provided a total return of 30.59% compared to the Russell 1000® Growth Index, which returned 38.49% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 1000® Growth Index during the reporting period, namely due to stock selection effects. Stock selection within the information technology sector, and to a lesser extent, the consumer discretionary sector detracted the most from performance. On an individual stock basis, not owning Tesla Inc., an underweight in Apple Inc. and an overweight to Boston Scientific Corporation had the greatest negative impact. Conversely, stock selection within the communication services sector, and to a lesser extent, the industrials sector contributed the most to performance. On an individual stock basis, owning a non-benchmark position in Snap, Inc. and overweight positions in Advanced Micro Devices, Inc. and Amazon.com, Inc. added the most value.
Current Strategy and Outlook: Despite historically weak, choppy economic data and unsettling, pandemic-related headlines, in our opinion risk assets have pushed higher on investor confidence that the future will be better than the
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Apple, Inc.	12.8%
Amazon.com, Inc.	9.9%
Visa, Inc. - Class A	4.7%
Facebook, Inc.- Class A	4.6%
Microsoft Corp.	3.5%
Eli Lilly & Co.	3.1%
Intuit, Inc.	3.1%
PayPal Holdings, Inc.	2.5%
Philip Morris International, Inc.	2.4%
Advanced Micro Devices, Inc.	2.0%
Portfolio holdings are subject to change daily.
present. With two COVID-19 vaccines in distribution and a new round of fiscal stimulus about to be deployed, we believe the U.S. economy is primed to accelerate in 2021. In our view, there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (fiscal stimulus and prolonged, accommodative monetary policy) that should keep the recovery on track and absorb unexpected jolts along with way.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	30.11%	17.51%	15.36%
Class I	30.88%	18.22%	16.03%
Class R6(1)	30.86%	18.22%	16.03%
Class S	30.59%	17.92%	15.74%
Class S2	30.43%	17.75%	15.58%
Russell 1000® Growth Index	38.49%	21.00%	17.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to June 11, 2010, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Financials	20.0%
Health Care	13.7%
Industrials	12.9%
Information Technology	9.6%
Communication Services	8.7%
Consumer Discretionary	7.8%
Consumer Staples	7.4%
Utilities	5.4%
Materials	4.9%
Energy	4.6%
Real Estate	4.6%
Communications*	0.0%
Assets in Excess of Other Liabilities**	0.4%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 5.97% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 2.80% for the same period.
Portfolio Specifics: For the year ended December 31, 2020, the Portfolio outperformed the Index, primarily due to strong security selection. On the sector level, stock selection within the industrials and information technology sectors had the largest positive impact on relative performance. Key contributors included positioning in AT&T Inc., which was bought and sold during the year resulting in an equal average weight over the 12-month period, and overweight positions in United Rentals Inc. and ViacomCBS Inc.
By contrast, health care and consumer discretionary sectors had the largest negative impact on performance. At the
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Walt Disney Co.	3.3%
Johnson & Johnson	2.7%
Comcast Corp. – Class A	2.7%
Medtronic PLC	2.6%
Citigroup, Inc.	2.5%
Bank of America Corp.	2.5%
Raytheon Technologies Corp.	2.4%
Norfolk Southern Corp.	2.4%
Fiserv, Inc.	2.3%
Walmart, Inc.	2.2%
Portfolio holdings are subject to change daily.
individual stock level, the biggest detractors included the overweights to MGM Resorts International and L Brands, Inc., and the underweight to Verizon Communications Inc.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio's strategy has sought to provide.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class S2 September 9, 2013
Class ADV	5.61%	9.00%	9.32%	—
Class I	6.28%	9.65%	9.99%	—
Class R6(1)	6.27%	9.64%	9.98%	—
Class S	5.97%	9.36%	9.71%	—
Class S2	5.86%	9.23%	—	8.13%
Russell 1000® Value Index	2.80%	9.74%	10.50%	9.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Corporate Bonds/Notes	34.2%
U.S. Treasury Obligations	22.0%
Asset-Backed Securities	18.0%
Commercial Mortgage-Backed Securities	17.1%
Collateralized Mortgage Obligations	6.0%
U.S. Government Agency Obligations*	0.0%
Assets in Excess of Other Liabilities**	2.7%
Net Assets	100.0%
* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 3.19% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 3.33% for the same period.
Portfolio Specifics: Both asset allocation and security selection drove outperformance, before fees and expenses, for the reporting period. Overall, favorable security selection and asset allocation added to relative returns. Additionally, although the Portfolio duration was relatively flat versus the benchmark, duration (interest-rate risk) management contributed modestly to relative results. Our decision to remain underweight to U.S. Treasuries versus
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

United States Treasury Note, 1.500%, 11/30/21	10.3%
United States Treasury Note, 0.125%, 12/31/22	7.0%
United States Treasury Note, 0.125%, 12/15/23	4.2%
Ginnie Mae Series 2016-H06 FD, 1.060%, 07/20/65	0.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/47	0.7%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/46	0.6%
Ginnie Mae Series 2012-H31 FD, 0.480%, 12/20/62	0.6%
BXMT 2020-FL2 AS Ltd., 1.303%, 02/16/37	0.5%
UBS-Barclays Commercial Mortgage Trust 2012-C4 AS, 3.317%, 12/10/45	0.5%
UBS-Barclays Commercial Mortgage Trust 2012-C4 B, 3.718%, 12/10/45	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

overweight to other asset classes, such as investment-grade (“IG”) credit and asset-backed securities (“ABS”), contributed to results. Our overweight to IG corporates contributed positively to returns, as this sector was supported by stronger-than-expected earnings seasons, tighter spreads and a muted supply in the latter half of the period. We maintained our overweight to commercial mortgage-backed securities. This allocation detracted from relative returns, primarily due to the negative impact of the COVID-19 pandemic at the start of the period. In the last few months of the period, however, vaccine developments have supported the recovery of this sector. In addition, we maintained our overweight to high-quality ABS, as we believed this sector would continue to be well-bid. This allocation proved to be additive, driven by the support of a term asset-backed securities loan facility during the period. Security selection overall also contributed to performance. IG credit contributed the most while U.S. Treasury security selection detracted, but in our view this is a by-product of our overall duration management as opposed to a security specific issue.
Futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) added to performance over the reporting period.
Current Strategy and Outlook: Heading into 2021, we believe that the market backdrop for cyclical sectors is extraordinarily positive. We also believe that consumers, supported by excess savings, robust net worth and additional fiscal aid, will drive a recovery in discretionary spending, leading to a full re-engagement of the service sector as the vaccine rollout becomes more widespread. In our opinion, the recovery in services spending, coupled with resilience in goods demand, should usher in an extended period of synchronous, above-trend global growth, easing pressures on the income divide.
In the near-term, we believe that cyclical sectors across securitized credit, corporate credit and emerging market debt are relatively attractive. We believe that a rebound in economic growth, fostered by a duality of fiscal and central bank support, will push spreads uncomfortably tight in 2021.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

However, we also recognize the market seems to be very aligned on the near-term positive direction of risk assets. This one-way sentiment opens the door for volatility, in our view. The vaccine news is overwhelmingly positive, and we believe the vaccine ultimately will succeed. However, we believe that the potential for episodic market stresses, whether connected to the vaccine or other global factors, should not be overlooked.
The heavy use of economic stabilizers creates vulnerability to shocks and we believe that will leave investors exposed to increasingly asymmetric risk profiles. Security selection, which we believe is always important, will be critical, as the dispersion between “winning” and “losing” investments within sectors will remain extremely wide, in our view. Diversification, risk hedging and careful analysis of cyclical versus structural factors are necessary, in our view, to mitigate downside risks and prepare portfolios for the income-starved world that we believe is ahead of us.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	2.87%	1.81%	1.81%
Class I	3.46%	2.41%	1.78%
Class S	3.19%	2.15%	1.53%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	3.33%	2.21%	1.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	26.8%
Health Care	13.1%
Consumer Discretionary	12.4%
Communication Services	10.5%
Financials	10.1%
Industrials	8.2%
Consumer Staples	6.3%
Utilities	2.7%
Materials	2.5%
Real Estate	2.3%
Energy	2.2%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance:   For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 18.11% compared to the S&P 500® Index, which returned 18.40% for the same period.
Portfolio Specifics*:   The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
For the reporting period, absolute performance was strongest within information technology, consumer discretionary, and communication services. By contract, energy, real estate, and financials were the bottom absolute performing sectors posting negative returns for the reporting period.
Current Strategy and Outlook:   The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

Apple, Inc.	6.5%
Microsoft Corp.	5.2%
Amazon.com, Inc.	4.3%
Facebook, Inc. - Class A	2.0%
Tesla, Inc.	1.6%
Alphabet, Inc. - Class A	1.6%
Alphabet, Inc. - Class C	1.6%
Berkshire Hathaway, Inc. – Class B	1.4%
Johnson & Johnson	1.3%
JPMorgan Chase & Co.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	17.48%	14.31%	12.99%
Class I	18.11%	14.91%	13.58%
Class P2(1)	18.23%	15.00%	13.63%
Class S	17.87%	14.64%	13.32%
Class S2	17.62%	14.44%	13.13%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class P2 incepted on May 3, 2017. The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

REIT Diversification as of December 31, 2020 (as a percentage of net assets)

Specialized REITs	26.5%
Industrial REITs	16.6%
Residential REITs	14.6%
Retail REITs	12.0%
Office REITs	11.6%
Health Care REITs	8.9%
Diversified REITs	4.4%
Hotel & Resort REITs	3.5%
Hotels, Resorts & Cruise Lines	0.6%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed* by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Jonathan D. Miniman, CFA, and Kenneth S. Weinberg, CFA, Portfolio Managers of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of  -6.53% compared to the MSCI U.S. REIT® Index, which returned -7.57% for the same period.
Portfolio Specifics: Real estate stocks rallied materially in the fourth quarter but were down for the year. Real estate stocks may have “bounced,” but the stocks have not “recovered.” Real estate stocks rebounded powerfully in the fourth quarter in response to positive developments concerning the availability of effective COVID-19 pandemic vaccines as well as the U.S. Presidential Election outcome. Despite rallying in the fourth quarter, real estate stocks were down 7.6% for the year, materially underperforming many asset classes including the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI World IndexSM. U.S. real estate stocks still have tremendous ground to make up versus broader market indices.
Since bottoming in early May, real estate stocks performed well when news was announced about either improving economic conditions or positive news about a vaccine to fight the COVID-19 pandemic. We believe real estate stocks will outperform when investors become more certain about the timing and scale of an “economic re-opening.” In our opinion, this will help catalyze the realization of the good relative value, improving earnings growth, and attractive dividend yields in the current low yield environment.
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

ProLogis, Inc.	9.4%
Simon Property Group, Inc.	6.0%
Duke Realty Corp.	5.2%
CubeSmart	4.5%
VEREIT, Inc.	4.4%
Life Storage, Inc.	4.0%
Alexandria Real Estate Equities, Inc.	3.9%
Equinix, Inc.	3.6%
Ventas, Inc.	3.3%
Healthcare Trust of America, Inc.	3.0%
Portfolio holdings are subject to change daily.
We believe a moderate and controlled re-opening of the global economy will occur in 2021 and may act as a further catalyst for good absolute and relative performance of real estate securities. As a result, we estimate earnings for real estate stocks will grow in the mid-single-digit range in 2021 and 2022 assuming the vaccines and health policies are effective to minimize the pandemic and that the global economy can re-open in 2021.
The Portfolio outperformed the MSCI U.S. REIT® Index during the period primarily as the result of sector allocation decisions. Stock selection also added value. Positioning in the mall sector was the top contributor to relative performance for the year. The Portfolio was underweight the mall sector until the fourth quarter, moving to an overweight position in conjunction with the vaccine news. Timing was good as the mall sector had underperformed most of the year but was one of the strongest performing sectors in the fourth quarter. Underweight exposure to the underperforming hotel and shopping centers contributed to relative performance as did overweight exposure to the outperforming tower and data center sectors. Stock selection was a modest contributor to performance as the outperformance of holdings in the healthcare and mall sectors was largely offset by the relative underperformance of holdings in the net lease, hotel and shopping center sectors.
Current Strategy and Outlook: We believe long-term investors have a unique opportunity to invest in high-quality real estate assets at very attractive valuations. Based on our proprietary analytical tools, we believe that real estate securities are cheap relative to the private real estate market, the fixed income market, and the broader stock market. We believe investors committing capital to listed real estate at this time have the potential to earn above average absolute and relative long-term total returns.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

We own what we believe is a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types and stocks that offer these qualities at what we believe are reasonable valuations. We favor storage, towers, A-Malls, gaming, timber, lab space and industrial. Since the beginning of the fourth quarter, we have added to the Portfolio “over-sold” stocks that represent what we see as “great value” in the storage and mall sectors and we have funded these purchases by selling year-to-date outperforming stocks, particularly in the data center sector and those sectors which rallied hard on the vaccine news but beyond where the fundamentals and valuation is justified, like hotels.

*
Jonathan D. Miniman and Kenneth S. Weinberg were added as Portfolio Managers to the Portfolio in January 2020.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	-6.89%	3.57%	7.29%
Class I	-6.32%	4.19%	7.94%
Class S	-6.53%	3.93%	7.67%
Class S2	-6.69%	3.77%	7.51%
MSCI U.S. REIT® Index	-7.57%	4.84%	8.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Industrials	18.5%
Health Care	16.6%
Financials	16.5%
Information Technology	14.0%
Consumer Discretionary	10.1%
Real Estate	6.3%
Materials	5.8%
Consumer Staples	3.6%
Communication Services	2.3%
Utilities	2.2%
Energy	1.4%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Wonseok Choi, Managing Director, Akash Gupta, CFA and Executive Director, Lindsey J. Houghton, Executive Director, Johnathon L. Tse, Executive Director and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 16.30% compared to the Russell 2000® Index, which returned 19.96% for the same period.
Portfolio Specifics: The quantitative sleeve underperformed the Russell 2000® Index during the year.
Stock selection in the industrial cyclical and health services & systems sectors detracted most from performance. At the individual stock level, underweights in Teladoc and Plug Power were the top detractors. Within the health services & systems sector, Teladoc, a telemedicine and virtual healthcare company, has seen a significant increase in usage during the COVID-19 pandemic, particularly in the first half of the year. Stay at home orders forced increased virtual healthcare visits which boosted shares. Within the industrial cyclical sector, Plug Power shares rallied around the U.S. Presidential election with the belief that a new Biden administration will accelerate the shift to renewable energy and away from fossil fuels, benefitting Plug Power and alternative energy stocks. Plug Power got another boost late in the year after it announced it’s expanding its relationship with Walmart and will be supplying sustainable solutions for use in its eCommerce network.
Alternatively, stock selection in the pharmaceutical and utilities sectors contributed most to performance. At the individual
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

Performance Food Group Co.	1.2%
Aptargroup, Inc.	1.2%
Toro Co.	1.1%
Encompass Health Corp.	0.9%
Q2 Holdings, Inc.	0.9%
WillScot Mobile Mini Holdings Corp.	0.8%
RBC Bearings, Inc.	0.8%
Lincoln Electric Holdings, Inc.	0.8%
WEX, Inc.	0.8%
MSA Safety, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
stock level, overweights in Immunomedics and Owens & Minor were the top contributors. Within the pharmaceutical sector, Immunomedics shares increased following the announcement that Gilead Sciences agreed to acquire the company for approximately $21 billion. Within the health services & systems sector, Owens & Minor largely benefitted from the COVID-19 pandemic. Shares initially rallied in the year on news that the hospital supplier added shifts and expanded factory production time to meet global demand for personal protective equipment. The improved productivity and increased manufacturing output in response to the unprecedented demand for personal protective equipment helped the company post strong results throughout the year.
The fundamental sleeve performed in line with the Russell 2000® Index during the year. Stock selection in the financials and industrials sectors contributed the most to performance. An underweight allocation to the health care sector was the primary detractor from performance followed by stock selection in technology.
Pool Corporation and Catalent were top contributors during the year. Pool Corporation outperformed as investors embraced the defensive characteristics of the business amid volatility to start the year. The company continued to benefit from exceptional fundamentals as the COVID-19 pandemic drove a large uptick in back yard spending by consumers. Catalent traded higher after consistently beating earnings and revenue expectations throughout the year. The company also benefitted from announced partnerships to manufacture COVID-19 vaccines and therapies in the back half of the year.
Cinemark Holdings and Patterson-UTI Energy were top detractors. Cinemark Holdings traded lower as a result of the economic impacts of the COVID-19 pandemic on the movie theatre industry. We eliminated our position in the second quarter as the pandemic permanently accelerated secular headwinds with studios launching content directly to streaming

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

services. Patterson-UTI Energy underperformed as weakness in the commodity market weighed on the energy sector early in the year. We eliminated our position in the second quarter as we think that oil prices may stay lower for a longer period of time and we have lost conviction in the company’s execution.
Current Strategy and Outlook: We continue to focus on fundamentals of the economy and company earnings. We believe that unemployment and other uncertainties, such as fiscal stimulus, COVID-19 vaccine distribution, and the conclusion of the U.S. Senate elections in Georgia, will be integral to investor sentiment moving forward.
While we believe the economy will recover, it will first need time to heal, and hence we remain balanced and continue to monitor incremental risks that in our view could represent headwinds for U.S. stocks. Through the volatility, we continue to focus on what we see as high-conviction ideas and take advantage of market dislocations for compelling stock selection opportunities.
We seek to own what we consider to be high-quality businesses, run by management teams with a proven track record of creating shareholder value, at what we believe are attractive valuations. While positioning has not materially changed we continue to lean into quality cyclicals given reasonable valuations. Industrials and financials remain top overweight exposures which expanded during the year. Health care remains the top underweight in the Portfolio due to our lack of biotech exposure, followed by energy.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	15.84%	12.67%	11.73%
Class I	16.53%	13.35%	12.40%
Class R6(1)	16.48%	13.33%	12.39%
Class S	16.30%	13.07%	12.12%
Class S2	16.07%	12.90%	11.95%
Russell 2000® Index	19.96%	13.26%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Balanced Income Portfolio
Class ADV	$1,000.00	$1,102.50	1.20%	$6.34	$1,000.00	$1,019.10	1.20%	$6.09
Class I	1,000.00	1,105.40	0.60	3.18	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	1,103.70	0.85	4.49	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	1,103.80	1.00	5.29	1,000.00	1,020.11	1.00	5.08
Voya High Yield Portfolio
Class ADV	$1,000.00	$1,107.00	1.08%	$5.72	$1,000.00	$1,019.71	1.08%	$5.48
Class I	1,000.00	1,110.20	0.48	2.55	1,000.00	1,022.72	0.48	2.44
Class S	1,000.00	1,108.90	0.73	3.87	1,000.00	1,021.47	0.73	3.71
Class S2	1,000.00	1,108.00	0.88	4.66	1,000.00	1,020.71	0.88	4.47
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,224.10	1.27%	$7.10	$1,000.00	$1,018.75	1.27%	$6.44
Class I	1,000.00	1,228.30	0.67	3.75	1,000.00	1,021.77	0.67	3.40
Class R6	1,000.00	1,227.50	0.67	3.75	1,000.00	1,021.77	0.67	3.40
Class S	1,000.00	1,226.10	0.92	5.15	1,000.00	1,020.51	0.92	4.67
Class S2	1,000.00	1,225.70	1.07	5.99	1,000.00	1,019.76	1.07	5.43

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,242.00	1.24%	$6.99	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,245.20	0.64	3.61	1,000.00	1,021.92	0.64	3.25
Class R6	1,000.00	1,245.30	0.64	3.61	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,243.60	0.89	5.02	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,243.10	1.04	5.86	1,000.00	1,019.91	1.04	5.28
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,011.20	0.88%	$4.45	$1,000.00	$1,020.71	0.88%	$4.47
Class I	1,000.00	1,014.20	0.28	1.42	1,000.00	1,023.73	0.28	1.42
Class S	1,000.00	1,012.90	0.53	2.68	1,000.00	1,022.47	0.53	2.69
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,217.20	0.79%	$4.40	$1,000.00	$1,021.17	0.79%	$4.01
Class I	1,000.00	1,219.90	0.26	1.45	1,000.00	1,023.83	0.26	1.32
Class P2	1,000.00	1,220.20	0.15	0.84	1,000.00	1,024.38	0.15	0.76
Class S	1,000.00	1,218.50	0.50	2.79	1,000.00	1,022.62	0.50	2.54
Class S2	1,000.00	1,217.20	0.66	3.68	1,000.00	1,021.82	0.66	3.35
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,124.60	1.28%	$6.84	$1,000.00	$1,018.70	1.28%	$6.50
Class I	1,000.00	1,128.20	0.68	3.64	1,000.00	1,021.72	0.68	3.46
Class S	1,000.00	1,126.60	0.93	4.97	1,000.00	1,020.46	0.93	4.72
Class S2	1,000.00	1,125.90	1.08	5.77	1,000.00	1,019.71	1.08	5.48
VY®JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,348.40	1.47%	$8.68	$1,000.00	$1,017.75	1.47%	$7.46
Class I	1,000.00	1,352.20	0.87	5.14	1,000.00	1,020.76	0.87	4.42
Class R6	1,000.00	1,351.70	0.87	5.14	1,000.00	1,020.76	0.87	4.42
Class S	1,000.00	1,351.10	1.12	6.62	1,000.00	1,019.51	1.12	5.69
Class S2	1,000.00	1,349.30	1.27	7.50	1,000.00	1,018.75	1.27	6.44

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio and the Board of Trustees of Voya Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio (collectively referred to as the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$312,979,173	$517,980,194	$6,520,381,153	$984,583,063
Investments in affiliates at fair value**	26,571,781	—	—	—
Short-term investments at fair value†	1,605,627	28,170,098	96,057,934	20,788,737
Cash	2,196,341	113,451	71,529	339,862
Cash collateral for futures contracts	180,932	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	350,000	—	—	—
Foreign currencies at value‡	8,870	—	—	155,852
Receivables:
Investment securities and currencies sold	3,903	11,507,667	—	—
Fund shares sold	2,977,866	2,758,988	253,347	180,064
Dividends	198,196	—	2,933,132	1,757,765
Interest	1,025,046	7,724,944	190	—
Foreign tax reclaims	189,513	—	—	214,435
Unrealized appreciation on forward foreign currency contracts	529,175	—	—	—
Prepaid expenses	1,652	—	24,487	4,237
Reimbursement due from Investment Adviser	3,933	—	234,427	149,143
Other assets	21,032	30,449	235,678	65,069
Total assets	348,843,040	568,285,791	6,620,191,877	1,008,238,227
LIABILITIES:
Payable for investment securities and currencies purchased	3,928	1,400,000	6,202,455	—
Payable for fund shares redeemed	35,765	691,012	32,954,996	594,990
Payable upon receipt of securities loaned	1,605,627	24,820,659	43,633,823	17,606,724
Unrealized depreciation on forward foreign currency contracts	615,118	—	—	—
Variation margin payable on centrally cleared swaps	7,315	—	—	—
Payable for unified fees	—	215,860	—	—
Payable for investment management fees	159,719	—	3,549,802	594,672
Payable for distribution and shareholder service fees	90,966	96,900	1,458,026	151,830
Payable to trustees under the deferred compensation plan (Note 6)	21,032	30,449	235,678	65,069
Payable for trustee fees	1,732	—	29,195	4,557
Other accrued expenses and liabilities	106,924	—	1,197,869	266,287
Written options, at fair value^	11,051	—	—	—
Total liabilities	2,659,177	27,254,880	89,261,844	19,284,129
NET ASSETS	$346,183,863	$541,030,911	$6,530,930,033	$988,954,098
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$321,322,409	$564,601,508	$3,758,507,936	$845,033,952
Total distributable earnings (loss)	24,861,454	(23,570,597)	2,772,422,097	143,920,146
NET ASSETS	$346,183,863	$541,030,911	$6,530,930,033	$988,954,098
+ Including securities loaned at value	$1,551,438	$24,223,467	$42,706,980	$17,203,923
* Cost of investments in securities	$281,527,818	$482,802,238	$4,881,110,469	$832,669,886
** Cost of investments in affiliates	$27,861,222	$—	$—	$—
† Cost of short-term investments	$1,605,627	$28,170,015	$96,057,934	$20,788,737
‡ Cost of foreign currencies	$8,626	$—	$—	$140,765
^ Premiums received on written options	$68,117	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Class ADV
Net assets	$66,515,355	$80,017,125	$2,073,088,401	$47,670,584
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,810,505	8,034,554	101,359,594	4,273,223
Net asset value and redemption price per share	$9.77	$9.96	$20.45	$11.16
Class I
Net assets	$7,943,045	$191,357,554	$2,436,873,036	$329,385,317
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	770,293	19,199,281	106,421,432	28,771,433
Net asset value and redemption price per share	$10.31	$9.97	$22.90	$11.45
Class R6
Net assets	n/a	n/a	$88,303,240	$230,227
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	3,853,827	20,122
Net asset value and redemption price per share	n/a	n/a	$22.91	$11.44
Class S
Net assets	$266,536,382	$266,537,308	$1,867,154,335	$611,513,713
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	25,995,912	26,762,394	84,478,974	54,346,134
Net asset value and redemption price per share	$10.25	$9.96	$22.10	$11.25
Class S2
Net assets	$5,189,081	$3,118,924	$65,511,021	$154,257
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	507,853	312,726	2,995,777	13,692
Net asset value and redemption price per share	$10.22	$9.97	$21.87	$11.27
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$407,887,782	$7,476,123,591	$244,608,931	$572,554,292
Short-term investments at fair value†	15,085,224	374,214,625	3,122,196	30,841,079
Cash	20,484	2,921,434	—	4,863,954
Cash collateral for futures contracts	196,030	12,717,289	—	329,410
Receivables:
Investment securities sold	7,812	—	152,387	669,582
Fund shares sold	1,183,494	50,438,165	2,359,085	41,225
Dividends	198	5,648,361	1,289,623	508,055
Interest	1,354,281	618	—	67
Foreign tax reclaims	—	—	—	2,914
Prepaid expenses	—	—	1,300	—
Reimbursement due from Investment Adviser	—	259,258	65,664	—
Other assets	13,562	167,187	23,938	24,974
Total assets	425,748,867	7,922,490,528	251,623,124	609,835,552
LIABILITIES:
Payable for investment securities purchased	5,000,391	—	839,543	974,805
Payable for fund shares redeemed	280,550	24,481,380	951,910	4,773,489
Payable upon receipt of securities loaned	1,212,194	196,535,392	1,714,962	14,734,711
Payable for unified fees	97,392	1,688,235	—	443,033
Payable for investment management fees	—	—	160,840	—
Payable for distribution and shareholder service fees	22,545	151,666	64,671	94,178
Payable to trustees under the deferred compensation plan (Note 6)	13,562	167,187	23,938	24,974
Payable for trustee fees	—	—	1,294	—
Other accrued expenses and liabilities	—	—	136,036	—
Total liabilities	6,626,634	223,023,860	3,893,194	21,045,190
NET ASSETS	$419,122,233	$7,699,466,668	$247,729,930	$588,790,362
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$413,877,279	$3,924,904,945	$241,613,572	$423,081,225
Total distributable earnings	5,244,954	3,774,561,723	6,116,358	165,709,137
NET ASSETS	$419,122,233	$7,699,466,668	$247,729,930	$588,790,362
+ Including securities loaned at value	$1,182,010	$192,476,372	$1,679,783	$14,408,339
* Cost of investments in securities	$404,029,569	$4,410,271,425	$219,315,951	$432,989,218
† Cost of short-term investments	$15,085,224	$374,214,625	$3,122,196	$30,841,079
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
Net assets	$15,015,519	$100,049,218	$48,780,607	$128,294,979
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,496,995	5,495,491	1,676,629	7,433,802
Net asset value and redemption price per share	$10.03	$18.21	$29.09	$17.26
Class I
Net assets	$332,196,156	$4,258,516,997	$14,402,742	$211,266,456
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,459,377	224,853,759	466,362	11,182,283
Net asset value and redemption price per share	$10.23	$18.94	$30.88	$18.89
Class P2
Net assets	n/a	$2,908,826,062	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	152,825,731	n/a	n/a
Net asset value and redemption price per share	n/a	$19.03	n/a	n/a
Class R6
Net assets	n/a	n/a	n/a	$118,342,100
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	6,270,371
Net asset value and redemption price per share	n/a	n/a	n/a	$18.87
Class S
Net assets	$71,910,558	$280,432,385	$173,126,147	$122,575,037
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,973,237	14,966,330	5,607,970	6,609,442
Net asset value and redemption price per share	$10.31	$18.74	$30.87	$18.55
Class S2
Net assets	n/a	$151,642,006	$11,420,434	$8,311,790
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	8,200,409	372,682	455,016
Net asset value and redemption price per share	n/a	$18.49	$30.64	$18.27
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,025,305	$—	$49,193,360	$24,313,652
Dividends from affiliated underlying funds	1,299,381	—	—	—
Interest, net of foreign taxes withheld*	6,484,894	31,202,464	1,357	—
Securities lending income, net	14,455	254,879	70,992	48,387
Total investment income	11,824,035	31,457,343	49,265,709	24,362,039
EXPENSES:
Investment management fees	1,905,407	—	37,824,861	6,629,788
Unified fees	—	2,614,695	—	—
Distribution and shareholder service fees:
Class ADV	404,897	475,509	11,285,825	263,856
Class S	665,449	671,301	4,323,029	1,398,717
Class S2	20,375	11,931	238,856	523
Transfer agent fees:
Class ADV	16,825	—	868,923	29,627
Class I	1,915	—	967,610	207,182
Class R6	—	—	76	17
Class S	66,302	—	799,768	377,135
Class S2	1,270	—	27,589	88
Shareholder reporting expense	20,872	—	283,172	81,104
Professional fees	18,310	—	184,260	42,942
Custody and accounting expense	73,953	—	472,945	87,801
Trustee fees and expenses	13,858	23,320	233,559	36,456
Miscellaneous expense	16,662	—	253,288	53,031
Interest expense	524	17	2,007	1,026
Total expenses	3,226,619	3,796,773	57,765,768	9,209,293
Waived and reimbursed fees	(46,786)	(80,035)	(2,632,460)	(1,687,447)
Net expenses	3,179,833	3,716,738	55,133,308	7,521,846
Net investment income (loss)	8,644,202	27,740,605	(5,867,599)	16,840,193
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(16,083,201)	(20,138,392)	1,147,315,271	(7,237,738)
Sale of affiliated underlying funds	(1,509,487)	—	—	—
Forward foreign currency contracts	377,575	—	—	—
Foreign currency related transactions	158,233	—	—	(231)
Futures	2,050,796	—	—	—
Swaps	1,087,784	—	—	—
Written options	366,074	—	—	—
Net realized gain (loss)	(13,552,226)	(20,138,392)	1,147,315,271	(7,237,969)
Net change in unrealized appreciation (depreciation) on:
Investments	12,566,162	18,077,591	447,817,571	32,995,299
Affiliated underlying funds	(674,393)	—	—	—
Forward foreign currency contracts	(425,763)	—	—	—
Foreign currency related transactions	106,577	—	—	16,581
Futures	160,812	—	—	—
Swaps	(44,926)	—	—	—
Written options	29,377	—	—	—
Net change in unrealized appreciation (depreciation)	11,717,846	18,077,591	447,817,571	33,011,880
Net realized and unrealized gain (loss)	(1,834,380)	(2,060,801)	1,595,132,842	25,773,911
Increase in net assets resulting from operations	$6,809,822	$25,679,804	$1,589,265,243	$42,614,104
* Foreign taxes withheld	$70,729	$—	$92,741	$73,861
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$46,072	$126,660,374	$6,820,970	$6,594,255
Interest	7,332,413	9,419	—	1,175
Securities lending income, net	13,211	344,198	10,596	231,133
Total investment income	7,391,696	127,013,991	6,831,566	6,826,563
EXPENSES:
Investment management fees	—	—	2,169,960	—
Unified fees	1,027,305	18,139,269	—	4,108,186
Distribution and shareholder service fees:
Class ADV	89,673	500,416	301,685	664,900
Class S	185,723	647,737	450,376	269,824
Class S2	—	550,655	49,508	29,779
Transfer agent fees:
Class ADV	—	—	74,161	—
Class I	—	—	23,631	—
Class S	—	—	265,706	—
Class S2	—	—	18,250	—
Shareholder reporting expense	—	—	37,325	—
Professional fees	—	—	13,908	—
Custody and accounting expense	—	—	36,785	—
Trustee fees and expenses	12,445	253,123	10,350	23,300
Miscellaneous expense	—	—	18,502	—
Interest expense	—	11,283	500	—
Total expenses	1,315,146	20,102,483	3,470,647	5,095,989
Waived and reimbursed fees	—	(2,837,673)	(893,172)	—
Brokerage commission recapture	—	—	(4,828)	(49,485)
Net expenses	1,315,146	17,264,810	2,572,647	5,046,504
Net investment income	6,076,550	109,749,181	4,258,919	1,780,059
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,640,318	709,805,544	(18,888,871)	26,234,013
Futures	407,915	21,148,273	—	1,810,828
Net realized gain (loss)	3,048,233	730,953,817	(18,888,871)	28,044,841
Net change in unrealized appreciation (depreciation) on:
Investments	2,408,607	428,935,981	(10,732,222)	54,175,481
Futures	18,772	(397,700)	—	(109,206)
Net change in unrealized appreciation (depreciation)	2,427,379	428,538,281	(10,732,222)	54,066,275
Net realized and unrealized gain (loss)	5,475,612	1,159,492,098	(29,621,093)	82,111,116
Increase (decrease) in net assets resulting from operations	$11,552,162	$1,269,241,279	$(25,362,174)	$83,891,175
* Foreign taxes withheld	$—	$—	$—	$18,739
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Income Portfolio		Voya High Yield Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$8,644,202	$12,118,264	$27,740,605	$29,186,347
Net realized gain (loss)	(13,552,226)	23,047,290	(20,138,392)	(2,317,504)
Net change in unrealized appreciation (depreciation)	11,717,846	29,869,426	18,077,591	45,325,720
Increase in net assets resulting from operations	6,809,822	65,034,980	25,679,804	72,194,563
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,134,246)	(7,922,532)	(3,864,352)	(4,184,086)
Class I	(809,293)	(894,071)	(10,017,767)	(5,691,493)
Class S	(27,521,585)	(30,519,786)	(14,033,668)	(17,552,628)
Class S2	(530,338)	(501,395)	(151,411)	(198,505)
Return of capital:
Class ADV	—	—	(43,781)	—
Class I	—	—	(101,134)	—
Class S	—	—	(147,736)	—
Class S2	—	—	(1,649)	—
Total distributions	(35,995,462)	(39,837,784)	(28,361,498)	(27,626,712)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,474,471	11,771,113	52,668,235	64,608,084
Proceeds from shares issued in merger (Note 15)	—	—	—	98,023,284
Reinvestment of distributions	35,995,462	39,837,784	28,361,498	27,626,712
	53,469,933	51,608,897	81,029,733	190,258,080
Cost of shares redeemed	(66,713,173)	(56,146,969)	(124,621,505)	(121,673,150)
Net increase (decrease) in net assets resulting from capital share transactions	(13,243,240)	(4,538,072)	(43,591,772)	68,584,930
Net increase (decrease) in net assets	(42,428,880)	20,659,124	(46,273,466)	113,152,781
NET ASSETS:
Beginning of year or period	388,612,743	367,953,619	587,304,377	474,151,596
End of year or period	$346,183,863	$388,612,743	$541,030,911	$587,304,377
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Growth Portfolio		Voya Large Cap Value Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(5,867,599)	$14,933,524	$16,840,193	$19,477,629
Net realized gain (loss)	1,147,315,271	682,748,213	(7,237,969)	85,833,238
Net change in unrealized appreciation (depreciation)	447,817,571	862,626,519	33,011,880	131,837,482
Increase in net assets resulting from operations	1,589,265,243	1,560,308,256	42,614,104	237,148,349
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(235,045,550)	(322,539,115)	(4,976,325)	(4,505,178)
Class I	(247,062,817)	(308,037,331)	(35,461,124)	(31,729,269)
Class R6	(8,738,453)	(8,633,943)	(21,589)	(25,122)
Class S	(203,650,756)	(304,557,434)	(64,530,149)	(59,337,191)
Class S2	(7,235,193)	(10,362,576)	(15,065)	(13,567)
Total distributions	(701,732,769)	(954,130,399)	(105,004,252)	(95,610,327)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	282,173,067	151,286,163	18,878,124	13,066,833
Reinvestment of distributions	701,732,769	954,130,399	105,004,252	95,610,327
	983,905,836	1,105,416,562	123,882,376	108,677,160
Cost of shares redeemed	(1,192,592,025)	(953,005,018)	(158,984,653)	(174,590,335)
Net increase (decrease) in net assets resulting from capital share transactions	(208,686,189)	152,411,544	(35,102,277)	(65,913,175)
Net increase (decrease) in net assets	678,846,285	758,589,401	(97,492,425)	75,624,847
NET ASSETS:
Beginning of year or period	5,852,083,748	5,093,494,347	1,086,446,523	1,010,821,676
End of year or period	$6,530,930,033	$5,852,083,748	$988,954,098	$1,086,446,523
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Limited Maturity Bond Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$6,076,550	$6,462,238	$109,749,181	$104,743,818
Net realized gain	3,048,233	1,539,817	730,953,817	273,563,829
Net change in unrealized appreciation (depreciation)	2,427,379	3,261,550	428,538,281	1,160,799,021
Increase in net assets resulting from operations	11,552,162	11,263,605	1,269,241,279	1,539,106,668
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(242,778)	(201,180)	(5,102,873)	(6,766,870)
Class I	(6,269,649)	(3,418,858)	(236,749,487)	(280,363,883)
Class P2	—	—	(145,581,699)	(148,647,312)
Class S	(1,467,187)	(1,202,654)	(14,342,616)	(6,466,557)
Class S2	—	—	(7,572,526)	(10,110,281)
Total distributions	(7,979,614)	(4,822,692)	(409,349,201)	(452,354,903)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	232,269,160	83,942,429	1,646,848,722	1,995,915,747
Reinvestment of distributions	7,953,023	4,808,922	409,349,201	452,354,903
	240,222,183	88,751,351	2,056,197,923	2,448,270,650
Cost of shares redeemed	(112,500,304)	(94,912,870)	(2,212,680,724)	(1,238,299,796)
Net increase (decrease) in net assets resulting from capital share transactions	127,721,879	(6,161,519)	(156,482,801)	1,209,970,854
Net increase in net assets	131,294,427	279,394	703,409,277	2,296,722,619
NET ASSETS:
Beginning of year or period	287,827,806	287,548,412	6,996,057,391	4,699,334,772
End of year or period	$419,122,233	$287,827,806	$7,699,466,668	$6,996,057,391
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$4,258,919	$6,042,407	$1,780,059	$3,028,173
Net realized gain (loss)	(18,888,871)	27,661,531	28,044,841	108,274,583
Net change in unrealized appreciation (depreciation)	(10,732,222)	51,173,622	54,066,275	54,303,178
Increase (decrease) in net assets resulting from operations	(25,362,174)	84,877,560	83,891,175	165,605,934
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(6,700,379)	(1,436,002)	—	(33,003,163)
Class I	(2,012,016)	(626,652)	—	(58,503,358)
Class R6	—	—	—	(8,660,615)
Class S	(23,267,019)	(5,986,907)	—	(85,946,558)
Class S2	(1,602,043)	(359,516)	—	(7,278,863)
Return of capital:
Class ADV	—	—	—	(1,680,212)
Class I	—	—	—	(2,858,137)
Class R6	—	—	—	(437,725)
Class S	—	—	—	(4,217,107)
Class S2	—	—	—	(357,279)
Total distributions	(33,581,457)	(8,409,077)	—	(202,943,017)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,588,194	18,492,283	174,298,740	93,535,915
Reinvestment of distributions	33,581,457	8,409,077	—	202,943,018
	52,169,651	26,901,360	174,298,740	296,478,933
Cost of shares redeemed	(79,521,435)	(90,802,217)	(217,374,403)	(370,553,943)
Net decrease in net assets resulting from capital share transactions	(27,351,784)	(63,900,857)	(43,075,663)	(74,075,010)
Net increase (decrease) in net assets	(86,295,415)	12,567,626	40,815,512	(111,412,093)
NET ASSETS:
Beginning of year or period	334,025,345	321,457,719	547,974,850	659,386,943
End of year or period	$247,729,930	$334,025,345	$588,790,362	$547,974,850
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Income Portfolio
Class ADV
12-31-20	10.65	0.21•	(0.01)	0.20	0.36	0.72	—	1.08	—	9.77	2.80	1.22	1.20	1.20	2.20	66,515	69
12-31-19	10.05	0.30	1.47	1.77	0.50	0.67	—	1.17	—	10.65	17.93	1.26	1.22	1.22	2.79	78,155	231
12-31-18	11.18	0.43•	(1.00)	(0.57)	0.56	—	—	0.56	—	10.05	(5.39)	1.39	1.26	1.26	3.91	69,593	45
12-31-17	10.62	0.46•	0.58	1.04	0.48	—	—	0.48	—	11.18	10.03	1.39	1.26	1.26	4.16	81,767	22
12-31-16	9.82	0.42•	1.05	1.47	0.67	—	—	0.67	—	10.62	15.26	1.43	1.36	1.36	4.14	72,064	42
Class I
12-31-20	11.19	0.29•	(0.03)	0.26	0.42	0.72	—	1.14	—	10.31	3.33	0.62	0.60	0.60	2.79	7,943	69
12-31-19	10.50	0.38•	1.55	1.93	0.57	0.67	—	1.24	—	11.19	18.73	0.66	0.62	0.62	3.38	8,836	231
12-31-18	11.65	0.51•	(1.03)	(0.52)	0.63	—	—	0.63	—	10.50	(4.79)	0.79	0.66	0.66	4.51	7,921	45
12-31-17	11.05	0.54•	0.60	1.14	0.54	—	—	0.54	—	11.65	10.56	0.79	0.66	0.66	4.76	9,393	22
12-31-16	10.18	0.50•	1.09	1.59	0.72	—	—	0.72	—	11.05	16.02	0.78	0.76	0.76	4.74	9,478	42
Class S
12-31-20	11.13	0.26•	(0.03)	0.23	0.39	0.72	—	1.11	—	10.25	3.03	0.87	0.85	0.85	2.55	266,536	69
12-31-19	10.45	0.36•	1.52	1.88	0.53	0.67	—	1.20	—	11.13	18.40	0.91	0.87	0.87	3.18	295,942	231
12-31-18	11.59	0.48•	(1.02)	(0.54)	0.60	—	—	0.60	—	10.45	(5.01)	1.04	0.91	0.91	4.26	285,793	45
12-31-17	10.99	0.51•	0.60	1.11	0.51	—	—	0.51	—	11.59	10.33	1.04	0.91	0.91	4.52	361,336	22
12-31-16	10.14	0.47•	1.09	1.56	0.71	—	—	0.71	—	10.99	15.68	1.03	1.01	1.01	4.49	411,297	42
Class S2
12-31-20	11.10	0.27	(0.04)	0.23	0.39	0.72	—	1.11	—	10.22	3.02	1.02	1.00	1.00	2.40	5,189	69
12-31-19	10.43	0.32	1.54	1.86	0.52	0.67	—	1.19	—	11.10	18.15	1.06	1.02	1.02	2.97	5,679	231
12-31-18	11.56	0.46•	(1.02)	(0.56)	0.57	—	—	0.57	—	10.43	(5.15)	1.19	1.06	1.06	4.11	4,647	45
12-31-17	10.96	0.50•	0.59	1.09	0.49	—	—	0.49	—	11.56	10.16	1.19	1.06	1.06	4.38	5,389	22
12-31-16	10.11	0.45•	1.09	1.54	0.69	—	—	0.69	—	10.96	15.52	1.21	1.16	1.16	4.34	7,701	42
Voya High Yield Portfolio
Class ADV
12-31-20	9.94	0.46•	0.03	0.49	0.46	—	0.01	0.47	—	9.96	5.26	1.10	1.08	1.08	4.80	80,017	90
12-31-19	9.09	0.50	0.83	1.33	0.48	—	—	0.48	—	9.94	14.82	1.10	1.08	1.08	5.20	87,540	59
12-31-18	9.94	0.48	(0.81)	(0.33)	0.52	—	—	0.52	—	9.09	(3.53)	1.10	1.08	1.08	5.02	80,872	35
12-31-17	10.01	0.54	0.03	0.57	0.62	—	0.02	0.64	—	9.94	5.83	1.10	1.08	1.08	5.36	96,011	37
12-31-16	9.33	0.55	0.74	1.29	0.61	—	—	0.61	—	10.01	14.21	1.14	1.08	1.08	5.56	98,835	31
Class I
12-31-20	9.94	0.51•	0.05	0.56	0.52	—	0.01	0.53	—	9.97	6.00	0.50	0.48	0.48	5.40	191,358	90
12-31-19	9.10	0.57•	0.81	1.38	0.54	—	—	0.54	—	9.94	15.37	0.50	0.48	0.48	5.84	189,247	59
12-31-18	9.95	0.54	(0.82)	(0.28)	0.57	—	—	0.57	—	9.10	(2.96)	0.50	0.48	0.48	5.62	56,385	35
12-31-17	10.01	0.60	0.04	0.64	0.68	—	0.02	0.70	—	9.95	6.58	0.50	0.48	0.48	5.96	62,380	37
12-31-16	9.33	0.60•	0.75	1.35	0.67	—	—	0.67	—	10.01	14.89	0.49	0.48	0.48	6.16	57,828	31
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio (continued)
Class S
12-31-20	9.94	0.49•	0.04	0.53	0.50	—	0.01	0.51	—	9.96	5.63	0.75	0.73	0.73	5.15	266,537	90
12-31-19	9.09	0.54	0.82	1.36	0.51	—	—	0.51	—	9.94	15.22	0.75	0.73	0.73	5.54	307,506	59
12-31-18	9.94	0.51	(0.81)	(0.30)	0.55	—	—	0.55	—	9.09	(3.20)	0.75	0.73	0.73	5.36	332,669	35
12-31-17	10.01	0.58	0.02	0.60	0.65	—	0.02	0.67	—	9.94	6.20	0.75	0.73	0.73	5.71	403,630	37
12-31-16	9.33	0.58	0.75	1.33	0.65	—	—	0.65	—	10.01	14.61	0.74	0.73	0.73	5.91	484,963	31
Class S2
12-31-20	9.95	0.48•	0.03	0.51	0.48	—	0.01	0.49	—	9.97	5.48	0.90	0.88	0.88	4.99	3,119	90
12-31-19	9.11	0.51	0.83	1.34	0.50	—	—	0.50	—	9.95	14.91	0.90	0.88	0.88	5.37	3,012	59
12-31-18	9.95	0.50	(0.80)	(0.30)	0.54	—	—	0.54	—	9.11	(3.23)	0.90	0.88	0.88	5.20	4,226	35
12-31-17	10.02	0.56	0.03	0.59	0.64	—	0.02	0.66	—	9.95	6.04	0.90	0.88	0.88	5.56	5,792	37
12-31-16	9.34	0.56	0.75	1.31	0.63	—	—	0.63	—	10.02	14.43	0.92	0.88	0.88	5.76	5,815	31
Voya Large Cap Growth Portfolio
Class ADV
12-31-20	17.96	(0.08)	5.00	4.92	—	2.43	—	2.43	—	20.45	30.11	1.32	1.27	1.27	(0.43)	2,073,088	86
12-31-19	16.37	(0.01)	4.97	4.96	0.02	3.35	—	3.37	—	17.96	31.90	1.27	1.27	1.27	(0.05)	1,890,631	78
12-31-18	19.36	0.01	(0.11)	(0.10)	0.01	2.88	—	2.89	—	16.37	(2.07)	1.27	1.27	1.27	0.04	1,686,805	85
12-31-17	16.22	0.02	4.53	4.55	0.01	1.40	—	1.41	—	19.36	29.01	1.27	1.27	1.27	0.04	2,015,843	65
12-31-16	18.13	0.01	0.57	0.58	—	2.49	—	2.49	—	16.22	3.33	1.32	1.27	1.27	0.08	1,986,387	74
Class I
12-31-20	19.83	0.04	5.57	5.61	0.11	2.43	—	2.54	—	22.90	30.88	0.72	0.67	0.67	0.17	2,436,873	86
12-31-19	17.78	0.11	5.43	5.54	0.14	3.35	—	3.49	—	19.83	32.77	0.67	0.67	0.67	0.54	2,000,466	78
12-31-18	20.80	0.13•	(0.13)	0.00*	0.14	2.88	—	3.02	—	17.78	(1.48)	0.67	0.67	0.67	0.63	1,623,952	85
12-31-17	17.34	0.12	4.87	4.99	0.13	1.40	—	1.53	—	20.80	29.74	0.67	0.67	0.67	0.63	2,124,109	65
12-31-16	19.21	0.13	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.96	0.67	0.67	0.67	0.68	1,769,295	74
Class R6
12-31-20	19.84	0.03	5.58	5.61	0.11	2.43	—	2.54	—	22.91	30.86	0.67	0.67	0.67	0.16	88,303	86
12-31-19	17.78	0.11	5.44	5.55	0.14	3.35	—	3.49	—	19.84	32.82	0.67	0.67	0.67	0.54	59,938	78
12-31-18	20.81	0.12	(0.13)	(0.01)	0.14	2.88	—	3.02	—	17.78	(1.53)	0.67	0.67	0.67	0.68	46,242	85
12-31-17	17.34	0.13•	4.87	5.00	0.13	1.40	—	1.53	—	20.81	29.80	0.67	0.67	0.67	0.65	33,736	65
12-31-16	19.21	0.13•	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.95	0.67	0.67	0.67	0.77	6,970	74
Class S
12-31-20	19.21	(0.01)	5.38	5.37	0.05	2.43	—	2.48	—	22.10	30.59	0.97	0.92	0.92	(0.08)	1,867,154	86
12-31-19	17.31	0.06	5.27	5.33	0.08	3.35	—	3.43	—	19.21	32.41	0.92	0.92	0.92	0.30	1,839,829	78
12-31-18	20.32	0.08•	(0.13)	(0.05)	0.08	2.88	—	2.96	—	17.31	(1.73)	0.92	0.92	0.92	0.39	1,677,848	85
12-31-17	16.97	0.07•	4.76	4.83	0.08	1.40	—	1.48	—	20.32	29.42	0.92	0.92	0.92	0.39	2,040,159	65
12-31-16	18.85	0.08	0.59	0.67	0.06	2.49	—	2.55	—	16.97	3.69	0.92	0.92	0.92	0.43	2,014,562	74
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class S2
12-31-20	19.03	(0.04)	5.33	5.29	0.02	2.43	—	2.45	—	21.87	30.43	1.12	1.07	1.07	(0.22)	65,511	86
12-31-19	17.18	0.04	5.21	5.25	0.05	3.35	—	3.40	—	19.03	32.16	1.07	1.07	1.07	0.15	61,219	78
12-31-18	20.18	0.05	(0.12)	(0.07)	0.05	2.88	—	2.93	—	17.18	(1.86)	1.07	1.07	1.07	0.25	58,647	85
12-31-17	16.86	0.04•	4.73	4.77	0.05	1.40	—	1.45	—	20.18	29.22	1.07	1.07	1.07	0.24	66,024	65
12-31-16	18.73	0.05	0.59	0.64	0.02	2.49	—	2.51	—	16.86	3.57	1.10	1.07	1.07	0.28	66,897	74
Voya Large Cap Value Portfolio
Class ADV
12-31-20	11.96	0.15	0.26	0.41	0.18	1.03	—	1.21	—	11.16	5.61	1.43	1.24	1.24	1.43	47,671	130
12-31-19	10.48	0.17	2.34	2.51	0.18	0.85	—	1.03	—	11.96	24.45	1.35	1.24	1.24	1.40	53,098	95
12-31-18	13.06	0.18	(1.15)	(0.97)	0.17	1.44	—	1.61	—	10.48	(8.33)(a)	1.35	1.24	1.24	1.41(b)	49,230	97
12-31-17	11.79	0.18•	1.33	1.51	0.24	—	—	0.24	—	13.06	12.84	1.35	1.24	1.24	1.44	61,244	79
12-31-16	10.94	0.21	1.21	1.42	0.22	0.35	—	0.57	—	11.79	13.20	1.40	1.24	1.24	1.79	64,578	118
Class I
12-31-20	12.22	0.22	0.28	0.50	0.24	1.03	—	1.27	—	11.45	6.28	0.83	0.64	0.64	2.02	329,385	130
12-31-19	10.69	0.24	2.39	2.63	0.25	0.85	—	1.10	—	12.22	25.12	0.75	0.64	0.64	2.00	367,345	95
12-31-18	13.30	0.25•	(1.17)	(0.92)	0.25	1.44	—	1.69	—	10.69	(7.81)(a)	0.75	0.64	0.64	2.01(b)	330,038	97
12-31-17	12.00	0.26•	1.36	1.62	0.32	—	—	0.32	—	13.30	13.55	0.75	0.64	0.64	2.06	428,068	79
12-31-16	11.12	0.28	1.23	1.51	0.28	0.35	—	0.63	—	12.00	13.89	0.75	0.64	0.64	2.39	572,744	118
Class R6
12-31-20	12.21	0.21•	0.29	0.50	0.24	1.03	—	1.27	—	11.44	6.27	0.77	0.64	0.64	2.01	230	130
12-31-19	10.68	0.25•	2.38	2.63	0.25	0.85	—	1.10	—	12.21	25.14	0.75	0.64	0.64	2.16	306	95
12-31-18	13.28	0.25•	(1.16)	(0.91)	0.25	1.44	—	1.69	—	10.68	(7.74)(a)	0.75	0.64	0.64	2.03(b)	1,182	97
12-31-17	11.99	0.26•	1.35	1.61	0.32	—	—	0.32	—	13.28	13.47	0.75	0.64	0.64	2.06	836	79
12-31-16	11.12	0.23•	1.27	1.50	0.28	0.35	—	0.63	—	11.99	13.80	0.75	0.64	0.64	2.01	550	118
Class S
12-31-20	12.04	0.19	0.27	0.46	0.22	1.03	—	1.25	—	11.25	5.97	1.08	0.89	0.89	1.78	611,514	130
12-31-19	10.55	0.20•	2.36	2.56	0.22	0.85	—	1.07	—	12.04	24.78	1.00	0.89	0.89	1.75	665,553	95
12-31-18	13.14	0.22•	(1.15)	(0.93)	0.22	1.44	—	1.66	—	10.55	(8.00)(a)	1.00	0.89	0.89	1.76(b)	630,221	97
12-31-17	11.86	0.23•	1.34	1.57	0.29	—	—	0.29	—	13.14	13.23	1.00	0.89	0.89	1.80	800,421	79
12-31-16	11.00	0.24•	1.22	1.46	0.25	0.35	—	0.60	—	11.86	13.58	1.00	0.89	0.89	2.14	934,779	118
Class S2
12-31-20	12.06	0.17•	0.27	0.44	0.20	1.03	—	1.23	—	11.27	5.86	1.23	1.04	1.04	1.63	154	130
12-31-19	10.56	0.19•	2.36	2.55	0.20	0.85	—	1.05	—	12.06	24.63	1.15	1.04	1.04	1.60	145	95
12-31-18	13.15	0.20	(1.15)	(0.95)	0.20	1.44	—	1.64	—	10.56	(8.12)(a)	1.15	1.04	1.04	1.60(b)	151	97
12-31-17	11.86	0.20•	1.35	1.55	0.26	—	—	0.26	—	13.15	13.10	1.15	1.04	1.04	1.64	229	79
12-31-16	11.00	0.22•	1.22	1.44	0.23	0.35	—	0.58	—	11.86	13.40	1.18	1.04	1.04	2.00	537	118
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-20	9.91	0.12	0.16	0.28	0.16	—	—	0.16	—	10.03	2.87	0.88	0.88	0.88	1.15	15,016	263
12-31-19	9.68	0.19	0.16	0.35	0.12	—	—	0.12	—	9.91	3.66	0.89	0.89	0.89	1.85	15,579	330
12-31-18	9.72	0.17	(0.10)	0.07	0.11	—	—	0.11	—	9.68	0.71	0.89	0.89	0.89	1.67	16,812	281
12-31-17	9.76	0.10	0.00*	0.10	0.13	—	0.01	0.14	—	9.72	0.94	0.89	0.89	0.89	1.03	19,695	305
12-31-16	9.83	0.09•	0.00*	0.09	0.16	—	—	0.16	—	9.76	0.91	0.93	0.88	0.88	0.87	22,864	174
Class I
12-31-20	10.11	0.17•	0.18	0.35	0.23	—	—	0.23	—	10.23	3.46	0.28	0.28	0.28	1.70	332,196	263
12-31-19	9.87	0.24	0.19	0.43	0.19	—	—	0.19	—	10.11	4.33	0.29	0.29	0.29	2.44	197,182	330
12-31-18	9.91	0.22	(0.09)	0.13	0.17	—	—	0.17	—	9.87	1.33	0.29	0.29	0.29	2.30	195,851	281
12-31-17	9.96	0.16	(0.01)	0.15	0.19	—	0.01	0.20	—	9.91	1.45	0.29	0.29	0.29	1.63	188,672	305
12-31-16	10.09	0.15•	0.00*	0.15	0.28	—	—	0.28	—	9.96	1.53	0.28	0.28	0.28	1.46	170,578	174
Class S
12-31-20	10.19	0.16	0.16	0.32	0.20	—	—	0.20	—	10.31	3.19	0.53	0.53	0.53	1.50	71,911	263
12-31-19	9.95	0.22	0.18	0.40	0.16	—	—	0.16	—	10.19	4.06	0.54	0.54	0.54	2.20	75,066	330
12-31-18	9.99	0.20	(0.09)	0.11	0.15	—	—	0.15	—	9.95	1.07	0.54	0.54	0.54	2.02	74,885	281
12-31-17	10.04	0.14	(0.02)	0.12	0.16	—	0.01	0.17	—	9.99	1.20	0.54	0.54	0.54	1.38	83,412	305
12-31-16	10.15	0.13	0.00*	0.13	0.24	—	—	0.24	—	10.04	1.28	0.53	0.53	0.53	1.21	99,063	174
Voya U.S. Stock Index Portfolio
Class ADV
12-31-20	16.38	0.18	2.55	2.73	0.24	0.66	—	0.90	—	18.21	17.48	0.79	0.79	0.79	1.03	100,049	9
12-31-19	13.44	0.19•	3.82	4.01	0.17	0.90	—	1.07	—	16.38	30.43	0.80	0.80	0.80	1.22	102,813	9
12-31-18	15.19	0.17•	(0.86)	(0.69)	0.18	0.88	—	1.06	—	13.44	(5.10)	0.80	0.80	0.80	1.14	92,071	12
12-31-17	13.38	0.18•	2.53	2.71	0.18	0.72	—	0.90	—	15.19	20.82	0.80	0.80	0.80	1.23	116,091	6
12-31-16	12.97	0.19	1.21	1.40	0.20	0.79	—	0.99	—	13.38	11.11	0.87	0.80	0.80	1.37	116,242	5
Class I
12-31-20	16.99	0.28	2.66	2.94	0.33	0.66	—	0.99	—	18.94	18.11	0.26	0.26	0.26	1.55	4,258,517	9
12-31-19	13.90	0.26	3.99	4.25	0.26	0.90	—	1.16	—	16.99	31.12	0.27	0.27	0.27	1.75	4,065,091	9
12-31-18	15.69	0.26•	(0.90)	(0.64)	0.27	0.88	—	1.15	—	13.90	(4.62)	0.27	0.27	0.27	1.67	2,966,664	12
12-31-17	13.79	0.26•	2.63	2.89	0.27	0.72	—	0.99	—	15.69	21.46	0.27	0.27	0.27	1.75	3,469,721	6
12-31-16	13.34	0.26	1.25	1.51	0.27	0.79	—	1.06	—	13.79	11.65	0.27	0.27	0.27	1.90	4,195,761	5
Class P2
12-31-20	17.05	0.28•	2.69	2.97	0.33	0.66	—	0.99	—	19.03	18.23	0.26	0.15	0.15	1.67	2,908,826	9
12-31-19	13.93	0.30•	3.98	4.28	0.26	0.90	—	1.16	—	17.05	31.27	0.27	0.15	0.15	1.86	2,395,089	9
12-31-18	15.71	0.26	(0.89)	(0.63)	0.27	0.88	—	1.15	—	13.93	(4.55)	0.27	0.15	0.15	1.80	1,442,733	12
05-03-17(5) - 12-31-17	14.79	0.19•	1.72	1.91	0.27	0.72	—	0.99	—	15.71	13.39	0.27	0.15	0.15	1.92	1,225,483	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Stock Index Portfolio (continued)
Class S
12-31-20	16.82	0.24	2.63	2.87	0.29	0.66	—	0.95	—	18.74	17.87	0.51	0.50	0.50	1.32	280,432	9
12-31-19	13.80	0.23•	3.94	4.17	0.25	0.90	—	1.15	—	16.82	30.77	0.52	0.51	0.51	1.46	283,768	9
12-31-18	15.57	0.22•	(0.88)	(0.66)	0.23	0.88	—	1.11	—	13.80	(4.84)	0.52	0.51	0.51	1.42	47,740	12
12-31-17	13.69	0.21	2.62	2.83	0.23	0.72	—	0.95	—	15.57	21.22	0.52	0.51	0.51	1.52	78,577	6
12-31-16	13.26	0.22•	1.25	1.47	0.25	0.79	—	1.04	—	13.69	11.35	0.52	0.51	0.51	1.66	61,754	5
Class S2
12-31-20	16.62	0.20	2.59	2.79	0.26	0.66	—	0.92	—	18.49	17.62	0.66	0.66	0.66	1.16	151,642	9
12-31-19	13.62	0.21•	3.88	4.09	0.19	0.90	—	1.09	—	16.62	30.60	0.67	0.67	0.67	1.35	149,297	9
12-31-18	15.39	0.20•	(0.88)	(0.68)	0.21	0.88	—	1.09	—	13.62	(5.03)	0.67	0.67	0.67	1.27	150,127	12
12-31-17	13.54	0.21	2.56	2.77	0.20	0.72	—	0.92	—	15.39	21.03	0.67	0.67	0.67	1.35	189,330	6
12-31-16	13.12	0.21	1.22	1.43	0.22	0.79	—	1.01	—	13.54	11.19	0.70	0.67	0.67	1.50	175,340	5
VY® Clarion Real Estate Portfolio
Class ADV
12-31-20	36.39	0.41•	(3.54)	(3.13)	0.66	3.51	—	4.17	—	29.09	(6.89)	1.63	1.28	1.28	1.38	48,781	103
12-31-19	29.16	0.51•	7.53	8.04	0.63	0.18	—	0.81	—	36.39	27.71	1.46	1.31	1.31	1.49	63,873	69
12-31-18	36.01	0.49•	(3.01)	(2.52)	0.83	3.50	—	4.33	—	29.16	(7.97)	1.47	1.31	1.31	1.50	56,062	103
12-31-17	35.00	0.53•	1.14	1.67	0.66	—	—	0.66	—	36.01	4.82	1.45	1.31	1.31	1.50	75,575	82
12-31-16	34.11	0.47•	0.88	1.35	0.46	—	—	0.46	—	35.00	3.86	1.49	1.31	1.31	1.33	90,084	43
Class I
12-31-20	38.38	0.55•	(3.64)	(3.09)	0.90	3.51	—	4.41	—	30.88	(6.32)	1.03	0.68	0.68	1.76	14,403	103
12-31-19	30.72	0.68•	8.01	8.69	0.85	0.18	—	1.03	—	38.38	28.47	0.86	0.71	0.71	1.88	24,412	69
12-31-18	37.76	0.71•	(3.15)	(2.44)	1.10	3.50	—	4.60	—	30.72	(7.42)	0.87	0.71	0.71	2.05	38,978	103
12-31-17	36.68	0.79•	1.19	1.98	0.90	—	—	0.90	—	37.76	5.47	0.85	0.71	0.71	2.14	100,423	82
12-31-16	35.71	0.72•	0.92	1.64	0.67	—	—	0.67	—	36.68	4.47	0.84	0.71	0.71	1.96	105,754	43
Class S
12-31-20	38.32	0.53•	(3.68)	(3.15)	0.79	3.51	—	4.30	—	30.87	(6.53)	1.28	0.93	0.93	1.71	173,126	103
12-31-19	30.67	0.66•	7.93	8.59	0.76	0.18	—	0.94	—	38.32	28.15	1.11	0.96	0.96	1.82	230,346	69
12-31-18	37.67	0.63•	(3.16)	(2.53)	0.97	3.50	—	4.47	—	30.67	(7.65)	1.12	0.96	0.96	1.85	212,673	103
12-31-17	36.58	0.68•	1.19	1.87	0.78	—	—	0.78	—	37.67	5.18	1.10	0.96	0.96	1.83	290,716	82
12-31-16	35.60	0.61•	0.94	1.55	0.57	—	—	0.57	—	36.58	4.24	1.09	0.96	0.96	1.66	375,761	43
Class S2
12-31-20	38.07	0.46•	(3.64)	(3.18)	0.74	3.51	—	4.25	—	30.64	(6.69)	1.43	1.08	1.08	1.49	11,420	103
12-31-19	30.47	0.60•	7.88	8.48	0.70	0.18	—	0.88	—	38.07	27.97	1.26	1.11	1.11	1.67	15,394	69
12-31-18	37.44	0.58•	(3.14)	(2.56)	0.91	3.50	—	4.41	—	30.47	(7.78)	1.27	1.11	1.11	1.71	13,745	103
12-31-17	36.35	0.62•	1.18	1.80	0.71	—	—	0.71	—	37.44	5.02	1.25	1.11	1.11	1.68	17,937	82
12-31-16	35.39	0.55•	0.93	1.48	0.52	—	—	0.52	—	36.35	4.07	1.27	1.11	1.11	1.52	22,911	43
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-20	14.90	(0.01)	2.37	2.36	—	—	—	—	—	17.26	15.84	1.47	1.47	1.46	(0.03)	128,295	71
12-31-19	15.79	0.00*	3.92	3.92	0.03	4.55	0.23	4.81	—	14.90	25.96	1.45	1.45	1.44	0.05	130,058	50
12-31-18	20.12	(0.02)	(1.67)	(1.69)	0.02	2.62	—	2.64	—	15.79	(10.82)	1.45	1.45	1.45	(0.07)	114,664	43
12-31-17	18.54	0.01	2.71	2.72	0.04	1.10	—	1.14	—	20.12	15.17	1.45	1.45	1.45	0.03	131,488	36
12-31-16	16.82	0.03	3.33	3.36	0.04	1.60	—	1.64	—	18.54	21.17	1.50	1.45	1.45	0.17	120,442	40
Class I
12-31-20	16.21	0.10	2.58	2.68	—	—	—	—	—	18.89	16.53	0.87	0.87	0.86	0.57	211,266	71
12-31-19	16.89	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.21	26.75	0.85	0.85	0.84	0.66	240,957	50
12-31-18	21.35	0.11	(1.81)	(1.70)	0.14	2.62	—	2.76	—	16.89	(10.34)	0.85	0.85	0.85	0.53	165,568	43
12-31-17	19.59	0.13	2.88	3.01	0.15	1.10	—	1.25	—	21.35	15.86	0.85	0.85	0.85	0.62	188,213	36
12-31-16	17.68	0.14	3.52	3.66	0.15	1.60	—	1.75	—	19.59	21.92	0.85	0.85	0.85	0.77	178,586	40
Class R6
12-31-20	16.20	0.11•	2.56	2.67	—	—	—	—	—	18.87	16.48	0.87	0.87	0.86	0.70	118,342	71
12-31-19	16.88	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.20	26.78	0.85	0.85	0.84	0.66	38,161	50
12-31-18	21.34	0.09	(1.79)	(1.70)	0.14	2.62	—	2.76	—	16.88	(10.34)	0.85	0.85	0.85	0.55	23,951	43
12-31-17	19.58	0.15•	2.86	3.01	0.15	1.10	—	1.25	—	21.34	15.87	0.85	0.85	0.85	0.73	17,009	36
05-03-16(5) - 12-31-16	17.80	0.15•	3.38	3.53	0.15	1.60	—	1.75	—	19.58	21.04	0.85	0.85	0.85	1.22	30	40
Class S
12-31-20	15.95	0.05	2.55	2.60	—	—	—	—	—	18.55	16.30	1.12	1.12	1.11	0.31	122,575	71
12-31-19	16.65	0.07	4.14	4.21	0.13	4.55	0.23	4.91	—	15.95	26.39	1.10	1.10	1.09	0.37	129,784	50
12-31-18	21.07	0.06	(1.78)	(1.72)	0.08	2.62	—	2.70	—	16.65	(10.52)	1.10	1.10	1.10	0.28	327,752	43
12-31-17	19.35	0.07•	2.85	2.92	0.10	1.10	—	1.20	—	21.07	15.56	1.10	1.10	1.10	0.37	385,636	36
12-31-16	17.48	0.10	3.46	3.56	0.09	1.60	—	1.69	—	19.35	21.59	1.10	1.10	1.10	0.52	436,518	40
Class S2
12-31-20	15.74	0.03	2.50	2.53	—	—	—	—	—	18.27	16.07	1.27	1.27	1.26	0.16	8,312	71
12-31-19	16.46	0.04•	4.09	4.13	0.07	4.55	0.23	4.85	—	15.74	26.20	1.25	1.25	1.24	0.22	9,014	50
12-31-18	20.85	0.03	(1.76)	(1.73)	0.04	2.62	—	2.66	—	16.46	(10.64)	1.25	1.25	1.25	0.13	27,453	43
12-31-17	19.15	0.04•	2.82	2.86	0.06	1.10	—	1.16	—	20.85	15.42	1.25	1.25	1.25	0.22	35,440	36
12-31-16	17.31	0.06•	3.44	3.50	0.06	1.60	—	1.66	—	19.15	21.39	1.28	1.25	1.25	0.37	39,721	40

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(a)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, total return for Voya Large Cap Value Portfolio would have been (8.34)%, (7.82)%, (7.75)%, (8.01)% and (8.13)% for Classes ADV, I, R6, S and S2, respectively.

(b)
Excluding amounts related to a securities lending settlement recorded in the year ended December 31, 2018, the net investment income ratios for Voya Large Cap Value Portfolio would have been 1.40%, 2.00%, 2.02%, 1.75% and 1.59% for Classes ADV, I, R6, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Balanced Income Portfolio (“Balanced Income”), Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), and VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), each a diversified series of the Trust. However, in seeking to track the performance of the index, U.S. Stock Index may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of the index. As a result, whether at any time U.S. Stock Index will be considered diversified or non-diversified will depend largely on the make-up of the index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class P2, Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Balanced Income, High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgmentabout the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Large Cap Value and U.S. Stock Index. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2020, the maximum amount of loss that Balanced Income would incur if its counterparties failed to perform would be $603,918 which represents the gross payments to be received on open forward foreign currency contracts and OTC purchased options were they to be unwound as of December 31, 2020. At December 31, 2020, the Portfolio did not receive cash collateral for open OTC derivatives.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2020, Balanced Income had a liability position of  $626,169 on open forward foreign currency contracts and OTC written options. If a contingent feature would have been triggered as of December 31, 2020, the Portfolio could have been required to pay these amounts in cash to its counterparties. There was no collateral pledged by the Portfolio as of December 31, 2020.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
During the year ended December 31, 2020, Balanced Income had average contract amounts on forward foreign currency contracts purchased and sold of  $54,358,958 and $49,892,846, respectively. The Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, Balanced Income, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Balanced Income and Limited Maturity Bond had purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolios. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2020, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2020.
	Purchased	Sold
Balanced Income	$125,110,132	$18,782,250
Limited Maturity Bond	101,095,349	29,083,230
U.S. Stock Index	166,988,058	—
JPMorgan Small Cap Core Equity	5,168,842	—
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2020.
K. Securities Lending. Each Portfolio may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2020, Balanced Income had purchased options on exchange-traded funds with a notional value of  $5,430,821 to increase exposure to certain market sectors. There were no open purchased options on exchange-traded funds at December 31, 2020.
During the year ended December 31, 2020, Balanced Income had purchased and written foreign currency options with a notional value of  $15,603,592 and $5,881,365, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2020.
During the year ended December 31, 2020, Balanced Income had purchased and written credit default swaptions with an average notional value of  $5,546,000 and $7,265,000, respectively, to gain exposure to certain credit markets and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased credit default swaptions at December 31, 2020. There were no open written credit default swaptions at December 31, 2020.
During the year ended December 31, 2020, Balanced Income had written interest rate swaptions to generate income. Balanced Income had an average notional value of  $4,878,000. There were no open written interest rate swaptions at December 31, 2020.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2020, Balanced Income had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (corporate or sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced Income used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit market. In addition, Balanced Income bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.
For the year ended December 31, 2020, Balanced Income had an average notional amount of  $8,332,002 and $1,804,658 on credit default swaps to buy and sell protection, respectively. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2020. There were no open credit default swaps to sell protectionat December 31, 2020
At December 31, 2020, Balanced Income had pledged $350,000 in cash collateral for open centrally cleared credit default swaps.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2020, Balanced Income had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on interest rate swaps was $288,000.
For the year ended December 31, 2020, Balanced Income had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $29,160,500.
Balanced Income entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. There were no open centrally cleared interest rate swaps at December 31, 2020.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2020, Balanced Income had an average notional amount of  $69,000 on foreign currency volatility swaps (receiver). There were no open volatility swap contracts at December 31, 2020.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:
	Purchases	Sales
Balanced Income	$164,169,789	$171,311,352
High Yield	468,385,750	516,492,918
Large Cap Growth	4,953,592,956	5,845,830,787
Large Cap Value	1,181,877,507	1,302,423,843
Limited Maturity Bond	181,155,303	91,959,711
U.S. Stock Index	646,911,526	1,212,425,510
Clarion Real Estate	264,148,439	310,850,970
JPMorgan Small Cap Core Equity	325,862,620	362,552,302
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced Income	$70,469,610	$91,248,700
Limited Maturity Bond	882,842,459	846,510,630
NOTE 4 — INVESTMENT MANAGEMENT FEES
Balanced Income, Large Cap Growth, Large Cap Value and Clarion Real Estate have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced Income	0.55% on all assets
Large Cap Growth	0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Portfolio	Fee
Large Cap Value(1)	0.75% on the first $500 million; 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
Clarion Real Estate(1)	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million

(1)
The Investment Adviser is contractually obligated to waive 0.010% and 0.067% of the management fee for Large Cap Value and Clarion Real Estate, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board. Prior to January 1, 2020, the Investment Adviser had contractually agreed to waive 0.044% of the management fee for Clarion Real Estate. Any fees waived or reimbursed were not eligible for recoupment. Modification of this obligation was approved by the Board.

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated record keeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield(2)	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(3)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

(2)
The Investment Adviser is contractually obligated to waive 0.015% of the Unified Fee for High Yield. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):
Portfolio	Sub-Adviser
Balanced Income	Voya Investment Management Co. LLC*
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of this obligation requires approval by the Board.
Class ADV shares of the Portfolios have a shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	JPMorgan Small Cap Core Equity	10.01%
Security Life of Denver Insurance Company	Limited Maturity Bond	6.55
	JPMorgan Small Cap Core Equity	6.72
Voya Index Solution 2025 Portfolio	U.S. Stock Index	5.77
Voya Index Solution 2035 Portfolio	U.S. Stock Index	7.32
Voya Index Solution 2045 Portfolio	U.S. Stock Index	6.12
Voya Institutional Trust Company	Balanced Income	19.50
	High Yield	14.36
	Large Cap Growth	20.65
	Large Cap Value	5.04
	Clarion Real Estate	23.38
	JPMorgan Small Cap Core Equity	35.02
Voya Retirement Growth Portfolio	U.S. Stock Index	16.67
Voya Retirement Insurance and Annuity Company	High Yield	32.17
	Large Cap Growth	25.69
	Large Cap Value	30.39
	U.S. Stock Index	8.44
	Clarion Real Estate	34.40
	JPMorgan Small Cap Core Equity	35.69
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	11.55
Voya Retirement Moderate Portfolio	U.S. Stock Index	5.19
Voya Solution Moderately Aggressive Portfolio	JPMorgan Small Cap Core Equity	6.10
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced Income	$85,836
Large Cap Growth	2,657,131
Large Cap Value	612,670
Clarion Real Estate	381,315
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class P2	Class R6	Class S	Class S2
Balanced Income	1.20%	0.60%	N/A	N/A	0.85%	1.00%
Large Cap Growth(1)	1.27%	0.67%	N/A	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	N/A	0.69%	0.94%	1.09%
U.S. Stock Index	N/A	N/A	0.15%	N/A	N/A	N/A
Clarion Real Estate	1.35%	0.75%	N/A	N/A	1.00%	1.15%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2021, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2021	2022	2023	Total
Balanced Income	$448,434	$98,813	$46,785	$594,032
U.S. Stock Index	1,667,050	2,287,877	2,811,766	6,766,693
Clarion Real Estate	452,664	365,899	719,807	1,538,370
The Expense Limitation Agreements are contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 8 — LINE OF CREDIT (continued)

equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Portfolios utilized the line of credit during the year ended December 31, 2020 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced Income	8	$1,828,000	1.29%
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield	1	503,000	1.25
Large Cap Growth	4	14,448,250	1.25
Large Cap Value	17	1,751,471	1.24
U.S. Stock Index	4	55,190,250	1.84
Clarion Real Estate	4	1,600,500	2.34

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced Income
Class ADV
12/31/2020	288,153	—	800,701	(1,615,563)	(526,709)	2,865,188	—	7,134,246	(15,420,756)	(5,421,322)
12/31/2019	483,953	—	765,462	(839,081)	410,334	5,164,269	—	7,922,532	(8,959,080)	4,127,721
Class I
12/31/2020	41,869	—	86,279	(147,582)	(19,434)	431,117	—	809,293	(1,424,770)	(184,360)
12/31/2019	23,412	—	82,479	(70,383)	35,508	262,125	—	894,071	(784,282)	371,914
Class S
12/31/2020	1,349,030	—	2,946,637	(4,899,808)	(604,141)	14,123,514	—	27,521,585	(49,186,069)	(7,540,970)
12/31/2019	461,969	—	2,828,525	(4,051,474)	(760,980)	5,118,548	—	30,519,786	(45,382,273)	(9,743,939)
Class S2
12/31/2020	5,203	—	56,964	(65,736)	(3,569)	54,652	—	530,338	(681,578)	(96,588)
12/31/2019	112,288	—	46,512	(93,027)	65,773	1,226,171	—	501,395	(1,021,334)	706,232
High Yield
Class ADV
12/31/2020	771,091	—	412,648	(1,960,222)	(776,483)	7,269,990	—	3,908,133	(18,446,185)	(7,268,062)
12/31/2019	634,371	—	429,020	(1,145,593)	(82,202)	6,187,500	—	4,184,086	(11,117,739)	(746,153)
Class I
12/31/2020	2,919,331	—	1,066,867	(3,820,408)	165,790	27,954,639	—	10,118,901	(35,323,365)	2,750,175
12/31/2019	4,042,390	9,811,076	581,119	(1,596,538)	12,838,047	39,614,104	96,181,491	5,691,493	(15,569,611)	125,917,477
Class S
12/31/2020	1,738,229	—	1,497,311	(7,422,990)	(4,187,450)	16,647,706	—	14,181,404	(69,989,395)	(39,160,285)
12/31/2019	1,874,367	188,038	1,800,210	(9,495,599)	(5,632,984)	18,111,582	1,841,793	17,552,628	(92,507,126)	(55,001,123)
Class S2
12/31/2020	83,380	—	16,119	(89,468)	10,031	795,900	—	153,060	(862,560)	86,400
12/31/2019	71,454	—	20,355	(253,238)	(161,429)	694,898	—	198,505	(2,478,674)	(1,585,271)
Large Cap Growth
Class ADV
12/31/2020	1,207,604	—	13,785,663	(18,882,473)	(3,889,206)	21,673,309	—	235,045,550	(344,565,368)	(87,846,509)
12/31/2019	1,035,445	—	19,360,091	(18,219,100)	2,176,436	18,555,068	—	322,539,115	(322,447,976)	18,646,207
Class I
12/31/2020	11,468,183	—	12,982,807	(18,934,323)	5,516,667	217,805,648	—	247,062,817	(374,975,631)	89,892,834
12/31/2019	4,994,678	—	16,795,929	(12,234,448)	9,556,159	97,655,872	—	308,037,331	(235,572,055)	170,121,148

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class R6
12/31/2020	1,189,799	—	458,711	(816,503)	832,007	22,619,454	—	8,738,453	(16,352,499)	15,005,408
12/31/2019	486,351	—	470,515	(535,128)	421,738	9,358,324	—	8,633,943	(10,360,682)	7,631,585
Class S
12/31/2020	831,207	—	11,073,994	(23,181,554)	(11,276,353)	15,951,048	—	203,650,756	(440,742,715)	(221,140,911)
12/31/2019	1,219,268	—	17,119,586	(19,498,439)	(1,159,585)	23,058,635	—	304,557,434	(367,320,864)	(39,704,795)
Class S2
12/31/2020	219,527	—	397,320	(837,286)	(220,439)	4,123,608	—	7,235,193	(15,955,812)	(4,597,011)
12/31/2019	143,587	—	587,448	(929,352)	(198,317)	2,658,264	—	10,362,576	(17,303,441)	(4,282,601)
Large Cap Value
Class ADV
12/31/2020	238,237	—	535,379	(941,265)	(167,649)	2,353,718	—	4,976,325	(9,448,165)	(2,118,122)
12/31/2019	112,168	—	391,693	(759,527)	(255,666)	1,285,654	—	4,505,178	(8,725,259)	(2,934,427)
Class I
12/31/2020	637,912	—	3,681,759	(5,604,265)	(1,284,594)	6,560,375	—	35,461,124	(58,604,196)	(16,582,697)
12/31/2019	577,141	—	2,685,229	(4,077,981)	(815,611)	6,825,780	—	31,729,269	(48,240,843)	(9,685,794)
Class R6
12/31/2020	6,497	—	2,231	(13,681)	(4,953)	64,658	—	21,589	(157,306)	(71,059)
12/31/2019	14,817	—	2,126	(102,570)	(85,627)	176,027	—	25,122	(1,219,884)	(1,018,735)
Class S
12/31/2020	1,043,450	—	6,841,823	(8,807,365)	(922,092)	9,898,341	—	64,530,149	(90,774,725)	(16,346,235)
12/31/2019	406,811	—	5,109,077	(9,995,327)	(4,479,439)	4,776,267	—	59,337,191	(116,360,700)	(52,247,242)
Class S2
12/31/2020	108	—	1,595	(25)	1,678	1,032	—	15,065	(261)	15,836
12/31/2019	278	—	1,168	(3,730)	(2,284)	3,105	—	13,567	(43,649)	(26,977)
Limited Maturity Bond
Class ADV
12/31/2020	150,033	—	24,334	(249,264)	(74,897)	1,497,488	—	242,778	(2,468,058)	(727,792)
12/31/2019	42,085	—	20,414	(228,289)	(165,790)	412,070	—	201,180	(2,241,012)	(1,627,762)
Class I
12/31/2020	21,616,820	—	612,954	(9,268,414)	12,961,360	220,273,815	—	6,243,058	(94,074,378)	132,442,495
12/31/2019	7,089,807	—	338,544	(7,771,113)	(342,762)	71,343,640	—	3,405,088	(77,660,342)	(2,911,614)
Class S
12/31/2020	1,021,891	—	143,024	(1,558,667)	(393,752)	10,497,857	—	1,467,187	(15,957,868)	(3,992,824)
12/31/2019	1,202,703	—	118,672	(1,482,759)	(161,384)	12,186,719	—	1,202,654	(15,011,516)	(1,622,143)
U.S. Stock Index
Class ADV
12/31/2020	677,999	—	321,105	(1,781,888)	(782,784)	10,678,167	—	5,102,873	(28,430,410)	(12,649,370)
12/31/2019	555,076	—	438,702	(1,568,533)	(574,755)	8,469,406	—	6,766,870	(23,904,340)	(8,668,064)
Class I
12/31/2020	58,658,629	—	14,180,842	(87,251,957)	(14,412,486)	955,381,741	—	236,749,487	(1,492,728,968)	(300,597,740)
12/31/2019	60,694,599	—	17,421,336	(52,302,066)	25,813,869	983,475,304	—	280,363,883	(822,981,841)	440,857,346
Class P2
12/31/2020	39,809,410	—	8,643,180	(36,093,364)	12,359,226	654,982,138	—	145,581,700	(600,509,325)	200,054,513
12/31/2019	47,769,380	—	9,196,809	(20,074,473)	36,891,716	754,993,771	—	148,647,312	(318,047,628)	585,593,455
Class S
12/31/2020	658,266	—	870,434	(3,429,671)	(1,900,971)	10,370,387	—	14,342,615	(55,575,289)	(30,862,287)
12/31/2019	14,345,061	—	396,914	(1,334,663)	13,407,312	238,856,166	—	6,466,557	(21,719,201)	223,603,522
Class S2
12/31/2020	968,231	—	466,994	(2,218,217)	(782,992)	15,436,289	—	7,572,526	(35,436,732)	(12,427,917)
12/31/2019	654,067	—	645,397	(3,340,876)	(2,041,412)	10,121,100	—	10,110,281	(51,646,786)	(31,415,405)
Clarion Real Estate
Class ADV
12/31/2020	134,170	—	264,628	(477,527)	(78,729)	3,900,258	—	6,700,379	(14,055,127)	(3,454,490)
12/31/2019	122,043	—	41,563	(330,899)	(167,293)	4,297,969	—	1,436,002	(11,385,004)	(5,651,033)
Class I

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Real Estate (continued)
12/31/2020	251,739	—	75,075	(496,504)	(169,690)	7,964,181	—	2,012,016	(16,483,579)	(6,507,382)
12/31/2019	152,211	—	17,244	(802,224)	(632,769)	5,565,892	—	626,652	(29,242,868)	(23,050,324)
Class S
12/31/2020	185,770	—	867,525	(1,455,915)	(402,620)	5,686,150	—	23,267,019	(45,173,752)	(16,220,583)
12/31/2019	186,835	—	164,792	(1,274,973)	(923,346)	6,777,048	—	5,986,907	(46,338,103)	(33,574,148)
Class S2
12/31/2020	33,197	—	60,137	(125,023)	(31,689)	1,037,605	—	1,602,043	(3,808,977)	(1,169,329)
12/31/2019	49,904	—	9,953	(106,580)	(46,723)	1,851,374	—	359,516	(3,836,242)	(1,625,352)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2020	560,706	—	—	(1,855,900)	(1,295,194)	6,891,934	—	—	(25,626,677)	(18,734,743)
12/31/2019	401,726	—	2,259,407	(1,195,069)	1,466,064	6,885,294	—	34,683,375	(20,300,223)	21,268,446
Class I
12/31/2020	3,469,734	—	—	(7,150,628)	(3,680,894)	51,001,521	—	—	(108,785,155)	(57,783,634)
12/31/2019	3,148,820	—	3,686,325	(1,772,364)	5,062,781	61,273,417	—	61,361,495	(32,081,291)	90,553,621
Class R6
12/31/2020	6,796,906	—	—	(2,882,333)	3,914,573	108,537,576	—	—	(50,615,963)	57,921,613
12/31/2019	659,970	—	548,604	(271,262)	937,312	12,104,470	—	9,098,340	(4,926,046)	16,276,764
Class S
12/31/2020	510,443	—	—	(2,035,474)	(1,525,031)	7,061,829	—	—	(29,738,877)	(22,677,048)
12/31/2019	658,703	—	5,496,427	(17,703,790)	(11,548,660)	12,062,734	—	90,163,666	(287,137,394)	(184,910,994)
Class S2
12/31/2020	58,798	—	—	(176,495)	(117,697)	805,880	—	—	(2,607,731)	(1,801,851)
12/31/2019	66,390	—	471,344	(1,633,302)	(1,095,568)	1,210,000	—	7,636,142	(26,108,989)	(17,262,847)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — SECURITIES LENDING (continued)

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:
Balanced Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$87,920	$(87,920)	$—
Barclays Capital Inc.	310,037	(310,037)	—
BofA Securities Inc	245,648	(245,648)	—
Goldman, Sachs & Co. LLC	126,234	(126,234)	—
HSBC Bank PLC	46,360	(46,360)	—
J.P. Morgan Securities LLC	32,677	(32,677)	—
Jefferies LLC	102,524	(102,524)	—
JP Morgan Securities, Plc.	375,979	(375,979)	—
Scotia Capital (USA) INC	64,218	(64,218)	—
State Street Bank and Trust Company	159,526	(159,526)	—
UBS Securities LLC.	315	(315)	—
Total	$1,551,438	$(1,551,438)	$—

(1)
Cash collateral with a fair value of  $1,605,627 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$3,725,578	$(3,725,578)	$—
Barclays Capital Inc.	4,823,028	(4,823,028)	—
BMO Capital Markets Corp	1,068,573	(1,068,573)	—
BNP Paribas Securities Corp.	337,307	(337,307)	—
BNP Paribas Prime Brokerage Intl Ltd	1,239,697	(1,239,697)	—
BofA Securities Inc	318,726	(318,726)	—
Credit Suisse Securities (USA) LLC	580,406	(580,406)	—
Deutsche Bank Securities Inc.	177,120	(177,120)	—
Goldman, Sachs & Co. LLC	3,027,261	(3,027,261)	—
Janney Montgomery Scott LLC	1,047,215	(1,047,215)	—
J.P. Morgan Securities LLC	3,819,473	(3,819,473)	—
Morgan Stanley & Co. LLC	737,238	(737,238)	—
RBC Capital Markets, LLC	611,691	(611,691)	—
Scotia Capital (USA) INC	528,333	(528,333)	—
State Street Bank and Trust Company	18,240	(18,240)	—
SunTrust Robinson Humphrey,Inc	111,821	(111,821)	—
Wells Fargo Securities LLC	2,051,760	(2,051,760)	—
Total	$24,223,467	$(24,223,467)	$—

(1)
Cash collateral with a fair value of  $24,820,659 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$15,007,060	$(15,007,060)	$—
Mirae Asset Securities (USA) INC.	2,796,480	(2,796,480)	—
State Street Bank and Trust Company	4,466,003	(4,466,003)	—
Wells Fargo Bank NA	19,882,297	(19,882,297)	—
Wells Fargo Securities LLC	555,140	(555,140)	—
Total	$42,706,980	$(42,706,980)	$—

(1)
Cash collateral with a fair value of  $43,633,823 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$4,050,252	$(4,050,252)	$—
Janney Montgomery Scott LLC	207,207	(207,207)	—
Mizuho Securities USA LLC.	15,939	(15,939)	—
National Bank of Canada Financial INC	3,120,876	(3,120,876)	—
State street Bank and Trust Company	9,727,368	(9,727,368)	—
Wells Fargo Bank NA	82,281	(82,281)	—
Total	$17,203,923	$(17,203,923)	$—

(1)
Cash collateral with a fair value of  $17,606,724 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$55,516	$(55,516)	$—
Citigroup Global Markets Inc.	665,094	(665,094)	—
Jefferies LLC	358,395	(358,395)	—
Morgan Stanley & Co. LLC	103,005	(103,005)	—
Total	$1,182,010	$(1,182,010)	$—

(1)
Cash collateral with a fair value of  $1,212,194 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — SECURITIES LENDING (continued)

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$24,923	$(24,923)	$—
Barclays Capital Inc.	85,304	(85,304)	—
BofA Securities Inc	2,313,540	(2,313,540)	—
Citigroup Global Markets Inc.	1,037,926	(1,037,926)	—
Credit Suisse Securities (USA) LLC	360,037	(360,037)	—
Goldman, Sachs & Co. LLC	1,785,819	(1,785,819)	—
Jefferies LLC	450,315	(450,315)	—
J.P. Morgan Securities LLC	153,860,055	(153,860,055)	—
Mizuho Securities USA LLC.	1,020,886	(1,020,886)	—
Morgan Stanley & Co. LLC	3,903,994	(3,903,994)	—
National Financial Services LLC	1,445,499	(1,445,499)	—
Natixis Securities America LLC	3,230	(3,230)	—
National Bank of Canada Financial INC	3,054,908	(3,054,908)	—
State Street Bank and Trust company	13,894,376	(13,894,376)	—
UBS AG	328,887	(328,887)	—
UBS Securities LLC.	408,950	(408,950)	—
Wells Fargo Bank NA	1,603,396	(1,603,396)	—
Wells Fargo Securities LLC	6,894,327	(6,894,327)	—
Total	$192,476,372	$(192,476,372)	$—

(1)
Cash collateral with a fair value of  $196,535,392 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Clarion Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,654,182	$(1,654,182)	$—
Natixis Securities America LLC	25,601	(25,601)	—
Total	$1,679,783	$(1,679,783)	$—

(1)
Cash collateral with a fair value of  $1,714,962 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$62,231	$(62,231)	$—
BNP Paribas Prime Brokerage Intl Ltd	1,418,008	(1,418,008)	—
BofA Securities Inc	799,408	(799,408)	—
Citadel Securiites LLC	141,403	(141,403)	—
Citigroup Global Markets Inc.	1,559,579	(1,559,579)	—
Credit Suisse Securities (USA) LLC	32,370	(32,370)	—
Daiwa Capital Markets America Inc.	2,044,673	(2,044,673)	—
Deutsche Bank Securities Inc.	100,112	(100,112)	—
Goldman, Sachs & Co. LLC	1,188,116	(1,188,116)	—
Jefferies LLC	1,136,427	(1,136,427)	—
Mizuho Securities USA LLC.	3,214	(3,214)	—
Morgan Stanley & Co. LLC	2,918,155	(2,918,155)	—
National Bank of Canada Financial INC	441,787	(441,787)	—
National Financial Services LLC	645,104	(645,104)	—
Natixis Securities America LLC	407,157	(407,157)	—
Nomura Securities International, Inc.	145,247	(145,247)	—
Raymond James & Associates, Inc.	46,812	(46,812)	—
SG Americas Securities, LLC	2,178	(2,178)	—
State Street Bank and Trust Company	17,307	(17,307)	—
UBS AG	785,608	(785,608)	—
UBS Securities LLC.	25,896	(25,896)	—
Wells Fargo Securities LLC	487,547	(487,547)	—
Total	$14,408,339	$(14,408,339)	$—

(1)
Cash collateral with a fair value of  $14,734,711 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2020:
	Paid-in Capital	Distributable Earnings
High Yield	$(71,853)	$71,853
JPMorgan Small Cap Core Equity	(32,450)	32,450
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020			Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Balanced Income	$21,828,359	$14,167,103	$—	$17,507,119	$22,330,665	$—
High Yield	28,067,198	—	294,300	27,626,712	—	—
Large Cap Growth	31,912,449	669,820,320	—	92,570,069	861,560,330	—
Large Cap Value	19,583,697	85,420,555	—	20,135,479	75,474,848	—
Limited Maturity Bond	7,979,614	—	—	4,822,692	—	—
U.S. Stock Index	137,870,577	271,478,624	—	102,304,549	350,050,354	—
Clarion Real Estate	14,713,230	18,868,227	—	6,789,635	1,619,442	—
JPMorgan Small Cap Core Equity	—	—	—	17,498,317	175,897,372	9,547,328
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Balanced Income	$7,904,895	$—	$29,800,383	$(7,029,923)	Short-term	None
				(5,799,991)	Long-term	None
				$(12,829,914)
High Yield	—	—	34,591,166	(6,970,054)	Short-term	None
				(51,171,152)	Long-term	None
				$(58,141,206)
Large Cap Growth	245,070,058	908,603,578	1,618,910,762	—	—	—
Large Cap Value	1,180,544	12,721,120	130,064,846	—	—	—
Limited Maturity Bond	1,636,649	—	3,858,212	(216,505)	Long-term	None
U.S. Stock Index	8,702,208	724,836,786	3,041,124,837	—	—	—
Clarion Real Estate	4,737,632	—	14,966,211	(13,570,778)	Short-term	None
JPMorgan Small Cap Core Equity	9,561,293	25,500,746	130,663,024	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether
LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — REORGANIZATION
On August 23, 2019, High Yield (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of VY® Pioneer High Yield Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 30, 2019. For financial reporting

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 15 — REORGANIZATION (continued)

purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows (Unaudited):
Net investment income	$32,344,944
Net realized and unrealized loss on investments	$49,001,240
Net decrease in net assets resulting from operations	$81,346,184
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 23, 2019. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$98,023	$492,447	$3,146	$911	1.1651
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $590,470,175.
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2020, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0416	February 1, 2021	Daily
Class I	$0.0467	February 1, 2021	Daily
Class S	$0.0445	February 1, 2021	Daily
Class S2	$0.0434	February 1, 2021	Daily
Limited Maturity Bond
Class ADV	$0.0138	February 1, 2021	Daily
Class I	$0.0193	February 1, 2021	Daily
Class S	$0.0172	February 1, 2021	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 44.8%
	Communication Services: 2.7%
13,213	Activision Blizzard, Inc.	$1,226,827	0.4
56,310	AT&T, Inc.	1,619,476	0.5
35,993	Comcast Corp. — Class A	1,886,033	0.5
30,130	Verizon Communications, Inc.	1,770,137	0.5
319,341	Other Securities	2,743,371	0.8
		9,245,844	2.7
	Consumer Discretionary: 2.5%
7,311	Target Corp.	1,290,611	0.4
106,409 (1)	Other Securities	7,235,319	2.1
		8,525,930	2.5
	Consumer Staples: 3.9%
8,994	PepsiCo, Inc.	1,333,810	0.4
16,880	Philip Morris International, Inc.	1,397,495	0.4
15,777	Procter & Gamble Co.	2,195,212	0.6
9,393	Walmart, Inc.	1,354,001	0.4
188,550	Other Securities	7,407,730	2.1
		13,688,248	3.9
	Energy: 1.1%
254,542 (1)	Other Securities	3,830,114	1.1

	Financials: 3.9%
11,046	JPMorgan Chase & Co.	1,403,615	0.4
382,639 (2)	Other Securities	12,211,354	3.5
		13,614,969	3.9
	Health Care: 6.8%
16,331	AbbVie, Inc.	1,749,867	0.5
5,761	Amgen, Inc.	1,324,569	0.4
22,526	Bristol-Myers Squibb Co.	1,397,288	0.4
8,848	Eli Lilly & Co.	1,493,896	0.4
16,217	Johnson & Johnson	2,552,231	0.7
20,047	Merck & Co., Inc.	1,639,845	0.5
45,000	Pfizer, Inc.	1,656,450	0.5
145,804 (2)	Other Securities	11,761,715	3.4
		23,575,861	6.8
	Industrials: 4.4%
242,538 (2)	Other Securities	15,121,474	4.4

	Information Technology: 14.8%
6,015	Accenture PLC	1,571,178	0.4
7,868	Automatic Data Processing, Inc.	1,386,342	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
37,919	Cisco Systems, Inc.	$1,696,875	0.5
33,480	Intel Corp.	1,667,974	0.5
3,529	Intuit, Inc.	1,340,491	0.4
34,268	Microsoft Corp.	7,621,888	2.2
3,315	Monolithic Power Systems, Inc.	1,214,052	0.3
4,003	Nvidia Corp.	2,090,367	0.6
21,217	Oracle Corp.	1,372,528	0.4
500	Oracle Corp. Japan	65,177	0.0
11,715	Qualcomm, Inc.	1,784,663	0.5
9,594	Texas Instruments, Inc.	1,574,663	0.5
8,793	Xilinx, Inc.	1,246,584	0.4
437,539 (1)	Other Securities	26,638,075	7.7
		51,270,857	14.8
	Materials: 2.0%
119,824	Other Securities	6,932,213	2.0

	Real Estate: 0.5%
17,272	Other Securities	1,706,857	0.5

	Utilities: 2.2%
229,378 (1)(2)	Other Securities	7,672,079	2.2
	Total Common Stock (Cost $123,224,404)	155,184,446	44.8
EXCHANGE-TRADED FUNDS: 0.2%
4,305	Other Securities	675,320	0.2
	Total Exchange-Traded Funds (Cost $622,394)	675,320	0.2
MUTUAL FUNDS: 7.7%
	Affiliated Investment Companies: 7.7%
2,712,877	Voya Floating Rate Fund — Class P	24,307,381	7.0
280,943	Voya High Yield Bond Fund — Class P	2,264,400	0.7
	Total Mutual Funds (Cost $27,861,222)	26,571,781	7.7
PREFERRED STOCK: 0.4%
	Consumer Staples: 0.0%
223	Other Securities	25,144	0.0

	Financials: 0.4%
50 (3)(4)	Fannie Mae	1,562,500	0.4
	Total Preferred Stock (Cost $4,117,533)	1,587,644	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Energy: 0.0%
2,302 (2)	Other Securities	$790	0.0
	Total Rights (Cost $813)	790	0.0
OTHER(5): — %
	Consumer Discretionary: —%
120,000 (6)(7)	General Motors Co. Escrow	—	—
	Total Other (Cost $—)	—	—

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.4%
	Basic Materials: 0.7%
200,000 (8)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	225,377	0.1
70,000 (8)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	75,687	0.0
70,000 (8)	Compass Minerals International, Inc., 6.750%, 12/01/2027	76,007	0.0
70,000 (8)	Element Solutions, Inc., 3.875%, 09/01/2028	72,144	0.0
250,000 (8)	Evraz PLC, 5.250%, 04/02/2024	274,356	0.1
200,000 (8)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	221,771	0.1
70,000 (8)	Hudbay Minerals, Inc., 6.125%, 04/01/2029	75,600	0.0
70,000 (8)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	77,087	0.0
18,000 (8)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	20,419	0.0
70,000 (8)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	71,494	0.0
225,000 (8)	MMK International Capital DAC, 4.375%, 06/13/2024	243,077	0.1
70,000 (8)	Novelis Corp., 5.875%, 09/30/2026	73,238	0.0
70,000 (8)	Rayonier AM Products, Inc., 7.625%, 01/15/2026	73,080	0.0
70,000 (8)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	74,449	0.0
70,000 (8)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 09/01/2025	71,619	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
30,000 (8)	Tronox, Inc., 6.500%, 04/15/2026	$31,275	0.0
115,000 (8)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	107,741	0.1
70,000 (8)	WR Grace & Co-Conn, 4.875%, 06/15/2027	74,324	0.0
600,000	Other Securities	658,782	0.2
		2,597,527	0.7
	Communications: 0.7%
70,000 (8)	ANGI Group LLC, 3.875%, 08/15/2028	71,373	0.0
70,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	74,377	0.0
70,000 (8)	CommScope Technologies LLC, 5.000%, 03/15/2027	69,431	0.0
70,000 (8)	Consolidated Communications, Inc., 6.500%, 10/01/2028	75,005	0.1
64,000 (8)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	65,545	0.0
35,000 (8)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	28,503	0.0
35,000 (8)(9)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	21,219	0.0
70,000 (8)(9)	Entercom Media Corp., 7.250%, 11/01/2024	69,956	0.0
70,000 (8)	Frontier Communications Corp., 5.000%, 05/01/2028	73,106	0.0
70,000 (8)	GCI LLC, 4.750%, 10/15/2028	74,790	0.0
70,000 (8)	LogMeIn, Inc., 5.500%, 09/01/2027	73,413	0.0
70,000 (8)	Match Group Holdings II LLC, 4.125%, 08/01/2030	72,746	0.0
70,000 (8)	MDC Partners, Inc., 6.500%, 05/01/2024	71,068	0.0
70,000 (8)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	73,399	0.0
30,000 (8)	National CineMedia LLC, 5.875%, 04/15/2028	25,500	0.0
70,000 (8)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	75,097	0.1
70,000 (8)	Radiate Holdco LLC / Radiate Finance, Inc., 4.500%, 09/15/2026	72,363	0.0
70,000 (8)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	73,106	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
70,000 (8)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	$71,820	0.0
70,000 (8)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	74,478	0.0
70,000 (8)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	77,306	0.1
70,000 (8)	Univision Communications, Inc., 6.625%, 06/01/2027	75,304	0.1
70,000 (8)	ViaSat, Inc., 5.625%, 09/15/2025	71,684	0.0
70,000 (8)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	74,145	0.0
840,000	Other Securities	941,011	0.3
		2,545,745	0.7
	Consumer, Cyclical: 1.3%
70,000 (8)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	71,079	0.0
70,000 (8)	Academy Ltd., 6.000%, 11/15/2027	73,500	0.0
70,000 (8)	Adams Homes, Inc., 7.500%, 02/15/2025	73,544	0.0
70,000 (8)	Affinity Gaming, 6.875%, 12/15/2027	73,412	0.0
70,000 (8)	Allison Transmission, Inc., 5.875%, 06/01/2029	77,621	0.1
70,000 (8)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	73,055	0.0
70,000 (8)	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025	71,790	0.0
70,000 (8)	Boyd Gaming Corp., 8.625%, 06/01/2025	77,941	0.1
70,000 (8)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	74,638	0.0
70,000 (8)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	70,833	0.0
70,000 (8)	CCM Merger, Inc., 6.375%, 05/01/2026	73,675	0.0
70,000 (8)	Core & Main L.P., 6.125%, 08/15/2025	72,494	0.0
165,000 (8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	180,233	0.1
70,000 (8)	Golden Entertainment, Inc., 7.625%, 04/15/2026	75,370	0.1
70,000 (8)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	70,615	0.0
35,000 (8)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	38,128	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
70,000 (8)	IAA, Inc., 5.500%, 06/15/2027	$74,331	0.0
70,000 (8)	Installed Building Products, Inc., 5.750%, 02/01/2028	74,799	0.0
70,000 (8)	Interface, Inc., 5.500%, 12/01/2028	73,806	0.0
70,000 (8)	IRB Holding Corp., 7.000%, 06/15/2025	76,599	0.1
70,000 (8)	LBM Acquisition LLC, 6.250%, 01/15/2029	72,954	0.0
70,000 (8)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	71,305	0.0
70,000 (8)	Meritor, Inc., 4.500%, 12/15/2028	71,881	0.0
70,000 (8)(9)	Michaels Stores, Inc., 8.000%, 07/15/2027	75,368	0.1
70,000 (8)	Navistar International Corp., 6.625%, 11/01/2025	73,423	0.0
70,000 (8)	Penn National Gaming, Inc., 5.625%, 01/15/2027	73,157	0.0
50,000 (8)	PetSmart, Inc., 5.875%, 06/01/2025	51,469	0.0
70,000 (8)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	76,038	0.1
35,000 (8)	Scientific Games International, Inc., 5.000%, 10/15/2025	36,160	0.0
35,000 (8)	Scientific Games International, Inc., 8.250%, 03/15/2026	37,776	0.0
70,000 (8)	SeaWorld Parks & Entertainment, Inc., 9.500%, 08/01/2025	76,125	0.1
70,000 (8)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	72,989	0.0
70,000 (8)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	74,269	0.0
70,000 (8)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	69,475	0.0
70,000 (8)	Station Casinos LLC, 4.500%, 02/15/2028	70,656	0.0
70,000 (8)	STL Holding Co. LLC, 7.500%, 02/15/2026	72,625	0.0
35,000 (8)	Tenneco, Inc., 7.875%, 01/15/2029	39,362	0.0
70,000 (8)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	74,056	0.0
35,000 (8)	Viking Cruises Ltd., 5.875%, 09/15/2027	34,295	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
35,000 (8)	Viking Cruises Ltd., 13.000%, 05/15/2025	$41,891	0.1
70,000 (8)	William Carter Co/The, 5.625%, 03/15/2027	73,806	0.0
70,000 (8)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	72,581	0.0
70,000 (8)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	71,619	0.0
35,000 (8)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	36,432	0.0
35,000 (8)	Wyndham Hotels & Resorts, Inc., 5.375%, 04/15/2026	36,291	0.0
1,315,394 (1)	Other Securities	1,426,466	0.4
		4,529,932	1.3
	Consumer, Non-cyclical: 1.2%
70,000 (8)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	75,315	0.0
200,000 (8)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	217,328	0.1
70,000 (8)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	70,805	0.0
25,000 (8)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	26,689	0.0
50,000 (8)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	54,587	0.1
70,000 (8)	AMN Healthcare, Inc., 4.625%, 10/01/2027	73,461	0.0
70,000 (8)	Avantor Funding, Inc., 4.625%, 07/15/2028	74,112	0.0
35,000 (8)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	36,702	0.0
70,000 (8)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	72,618	0.0
70,000 (8)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	74,048	0.0
25,000 (8)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	25,437	0.0
70,000 (8)	DaVita, Inc., 4.625%, 06/01/2030	74,244	0.0
225,000 (8)(9)	DP World Crescent Ltd., 3.750%, 01/30/2030	245,418	0.1
70,000 (8)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	72,616	0.0
70,000 (8)	Gartner, Inc., 4.500%, 07/01/2028	73,937	0.0
70,000 (8)	Graham Holdings Co., 5.750%, 06/01/2026	73,749	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
70,000 (8)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	$74,126	0.0
200,000 (8)	Hutama Karya Persero PT, 3.750%, 05/11/2030	224,300	0.1
70,000 (8)	Jaguar Holding Co. II / PPD Development L.P., 5.000%, 06/15/2028	74,812	0.0
70,000 (8)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	78,734	0.1
70,000 (8)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	78,739	0.1
70,000 (8)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	71,225	0.0
70,000 (8)	Molina Healthcare, Inc., 3.875%, 11/15/2030	75,250	0.0
70,000 (8)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	68,513	0.0
70,000 (8)	Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028	76,190	0.1
70,000 (8)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	76,042	0.1
70,000 (8)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	76,010	0.0
70,000 (8)	Post Holdings, Inc., 4.625%, 04/15/2030	73,725	0.0
70,000 (8)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	72,362	0.0
70,000 (8)	Select Medical Corp., 6.250%, 08/15/2026	75,492	0.0
70,000 (8)	Tenet Healthcare Corp., 6.125%, 10/01/2028	73,187	0.0
45,000 (8)	United Natural Foods, Inc., 6.750%, 10/15/2028	47,137	0.0
70,000 (8)	Vizient, Inc., 6.250%, 05/15/2027	75,499	0.0
70,000 (8)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	71,881	0.0
1,010,000	Other Securities	1,192,794	0.4
		3,997,084	1.2
	Energy: 1.7%
70,000 (8)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	73,042	0.0
70,000 (8)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.250%, 12/31/2028	70,000	0.0
35,000 (8)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	35,350	0.0
70,000 (8)	CNX Resources Corp., 7.250%, 03/14/2027	74,989	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
70,000 (8)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	$74,507	0.0
60,000 (8)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	65,775	0.0
70,000 (8)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	72,931	0.0
70,000 (8)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/2024	69,730	0.0
70,000 (8)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	71,750	0.0
70,000 (8)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	76,720	0.1
70,000 (8)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	69,620	0.0
70,000 (8)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	72,931	0.0
70,000 (8)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	71,691	0.0
70,000 (8)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	76,055	0.1
70,000 (8)	Viper Energy Partners L.P., 5.375%, 11/01/2027	73,269	0.0
4,471,000 (1)	Other Securities	4,838,381	1.4
		5,886,741	1.7
	Financial: 0.6%
70,000 (8)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	77,394	0.0
70,000 (8)	ESH Hospitality, Inc., 5.250%, 05/01/2025	71,853	0.0
70,000 (8)	Freedom Mortgage Corp., 8.250%, 04/15/2025	73,325	0.0
70,000 (8)	Iron Mountain, Inc., 5.250%, 07/15/2030	75,687	0.0
530,000 (10)	JPMorgan Chase & Co., 4.600%, 12/31/2199	547,888	0.2
200,000 (8)(10)	Kookmin Bank, 4.350%, 12/31/2199	211,341	0.1
70,000 (8)	LPL Holdings, Inc., 4.625%, 11/15/2027	72,669	0.0
70,000 (8)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	71,706	0.0
70,000 (8)	Quicken Loans LLC, 5.250%, 01/15/2028	74,856	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
70,000 (8)	SBA Communications Corp., 3.875%, 02/15/2027	$73,609	0.0
710,000	Other Securities	778,751	0.3
		2,129,079	0.6
	Industrial: 0.7%
70,000 (8)	Berry Global, Inc., 5.625%, 07/15/2027	75,403	0.0
70,000 (8)	Builders FirstSource, Inc., 5.000%, 03/01/2030	75,338	0.0
70,000 (8)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	72,319	0.0
70,000 (8)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	74,528	0.0
70,000 (8)	Clark Equipment Co., 5.875%, 06/01/2025	74,069	0.0
70,000 (8)	Clean Harbors, Inc., 5.125%, 07/15/2029	76,680	0.0
70,000 (8)	GFL Environmental, Inc., 8.500%, 05/01/2027	77,831	0.1
70,000 (8)	GrafTech Finance, Inc., 4.625%, 12/15/2028	71,053	0.0
70,000 (8)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	77,481	0.1
70,000 (8)	Granite US Holdings Corp., 11.000%, 10/01/2027	78,050	0.1
70,000 (8)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	72,056	0.0
200,000 (8)(9)	Klabin Austria GmbH, 5.750%, 04/03/2029	232,852	0.1
70,000 (8)	Koppers, Inc., 6.000%, 02/15/2025	72,231	0.0
70,000 (8)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	77,000	0.0
70,000 (8)	Norbord, Inc., 5.750%, 07/15/2027	75,501	0.0
70,000 (8)	PGT Innovations, Inc., 6.750%, 08/01/2026	74,712	0.0
70,000 (8)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	72,231	0.0
70,000 (8)	SSL Robotics LLC, 9.750%, 12/31/2023	79,231	0.1
55,000 (8)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	55,344	0.0
20,000 (8)	Stericycle, Inc., 3.875%, 01/15/2029	20,575	0.0
70,000 (8)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	75,849	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
70,000 (8)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	$71,480	0.0
15,000 (8)	Vertical Holdco GmbH, 7.625%, 07/15/2028	16,378	0.0
70,000 (8)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	73,325	0.0
661,000	Other Securities	753,170	0.2
		2,574,687	0.7
	Technology: 0.4%
70,000 (8)	Ascend Learning LLC, 6.875%, 08/01/2025	72,180	0.0
70,000 (8)	Austin BidCo, Inc., 7.125%, 12/15/2028	73,194	0.0
70,000 (8)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	72,231	0.0
70,000 (8)	BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, 01/31/2026	71,837	0.0
100,000 (8)	Castle US Holding Corp., 9.500%, 02/15/2028	100,234	0.1
70,000 (8)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	71,488	0.0
70,000 (8)	Entegris, Inc., 4.375%, 04/15/2028	74,725	0.0
70,000 (8)	Microchip Technology, Inc., 4.250%, 09/01/2025	74,074	0.0
70,000 (8)	MTS Systems Corp., 5.750%, 08/15/2027	76,183	0.0
70,000 (8)	ON Semiconductor Corp., 3.875%, 09/01/2028	72,363	0.0
70,000 (8)	Open Text Corp., 3.875%, 02/15/2028	72,745	0.0
15,000 (8)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	15,744	0.0
70,000 (8)	Science Applications International Corp., 4.875%, 04/01/2028	74,320	0.0
40,000 (8)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	41,392	0.0
70,000 (8)	Unisys Corp., 6.875%, 11/01/2027	76,650	0.1
75,000 (8)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	77,063	0.1
185,000	Other Securities	202,147	0.1
		1,318,570	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 1.1%
70,000 (8)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	$75,141	0.0
200,000 (8)	Colbun SA, 3.150%, 03/06/2030	216,000	0.1
70,000 (8)	NRG Energy, Inc., 3.625%, 02/15/2031	72,147	0.0
70,000 (8)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	74,557	0.0
2,883,000	Other Securities	3,226,476	1.0
		3,664,321	1.1
	Total Corporate Bonds/Notes (Cost $27,453,761)	29,243,686	8.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.0%
780,872 (8)(10)	Agate Bay Mortgage Trust 2015-1 B4, 3.793%, 01/25/2045	759,103	0.2
500,000 (8)(10)	Chase Home Lending Mortgage Trust 2019-ATR1 A5, 4.000%, 04/25/2049	524,843	0.2
357,011 (8)(10)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	363,966	0.1
803,249 (8)(10)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	828,376	0.2
479,792 (8)(10)	CIM Trust 2019-J1 B2, 4.031%, 08/25/2049	502,838	0.2
435,929 (8)(10)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	447,944	0.1
1,000,000 (8)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.148%, (US0001M + 2.000)%, 01/25/2040	998,366	0.3
5,435,490 (11)	Fannie Mae Interest Strip Series 367 2, 5.500%, 01/01/2036	1,074,873	0.3
1,198,637 (11)	Fannie Mae REMICS 2005-66 LS, 6.482%, (-1.000*US0001M + 6.630)%, 07/25/2035	250,022	0.1
4,553,804 (11)	Fannie Mae REMICS 2012-144 SC, 5.952%, (-1.000*US0001M + 6.100)%, 01/25/2043	1,037,560	0.3
2,160,003 (11)	Fannie Mae REMICS 2012-151 WS, 6.052%, (-1.000*US0001M + 6.200)%, 03/25/2042	383,371	0.1
5,160,203 (11)	Fannie Mae REMICS 2012-35 LS, 6.452%, (-1.000*US0001M + 6.600)%, 04/25/2041	771,287	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,816,354 (11)	Fannie Mae REMICS 2013-20 SK, 6.052%, (-1.000*US0001M + 6.200)%, 05/25/2041	$486,431	0.1
1,378,954 (11)	Fannie Mae REMICS 2015-65 KI, 6.852%, (-1.000*US0001M + 7.000)%, 08/25/2035	291,649	0.1
899,515 (11)	Fannie Mae REMICS 2018-86 DS, 5.952%, (-1.000*US0001M + 6.100)%, 12/25/2048	136,368	0.0
7,017,910 (11)	Freddie Mac REMICS 4517 KI, 1.015%, (-0.357*US0001M + 1.071)%, 04/15/2043	134,405	0.0
5,686,023 (11)	Freddie Mac REMICS 4596 DI, 3.500%, 06/15/2046	670,918	0.2
2,823,283 (11)	Freddie Mac REMICS 4619 KS, 4.095%, (-1.000*US0001M + 4.250)%, 06/15/2039	435,930	0.1
1,266,321 (11)	Ginnie Mae Series 2013-148 DS, 5.527%, (-1.000*US0001M + 5.680)%, 10/16/2043	272,394	0.1
9,513,218 (11)	Ginnie Mae Series 2015-20 CI, 3.500%, 02/20/2030	833,470	0.3
872,850 (11)	Ginnie Mae Series 2015-42 IY, 5.500%, 08/20/2039	88,802	0.0
7,750,717 (11)	Ginnie Mae Series 2019-23 MT, 0.600%, (-1.000*US0001M + 6.700)%, 03/20/2042	146,502	0.1
866,893 (8)(10)	GS Mortgage-Backed Securities Trust 2020-NQM1 A2, 1.791%, 09/27/2060	872,760	0.3
789,674 (8)(10)	JP Morgan Mortgage Trust 2018-8 A13, 4.000%, 01/25/2049	813,192	0.2
728,658 (8)(10)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	748,719	0.2
621,529 (8)(10)	Mello Mortgage Capital Acceptance 2018-MTG2 A2, 4.000%, 10/25/2048	633,768	0.2
1,096,654 (8)(10)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	1,112,111	0.3
1,000,000 (8)(10)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,018,484	0.3
800,000 (8)	Deephaven Residential Mortgage Trust 2020-2 A2, 2.594%, 05/25/2065	821,345	0.2
525,573	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650)%, 09/25/2029	539,795	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
297,782	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 2.798%, (US0001M + 2.650)%, 02/25/2030	$299,805	0.1
332,482	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.948%, (US0001M + 2.800)%, 02/25/2030	336,484	0.1
787,255	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 2.498%, (US0001M + 2.350)%, 01/25/2031	791,712	0.2
676,704	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000)%, 03/25/2031	674,992	0.2
218,694	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.398%, (US0001M + 2.250)%, 07/25/2030	218,515	0.1
644,136 (8)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300)%, 08/25/2031	645,833	0.2
659,605 (8)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 2.248%, (US0001M + 2.100)%, 06/25/2039	660,510	0.2
521,037 (8)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.548%, (US0001M + 2.400)%, 04/25/2031	522,697	0.1
464,679 (8)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.248%, (US0001M + 2.100)%, 09/25/2039	465,702	0.1
2,106,799 (11)	Fannie Mae REMICS 2008-36 YI, 7.052%, (-1.000*US0001M + 7.200)%, 07/25/2036	347,159	0.1
936,263 (11)	Fannie Mae REMICS 2010-59 NS, 5.622%, (-1.000*US0001M + 5.770)%, 06/25/2040	177,477	0.0
4,488,910 (11)	Fannie Mae REMICS 2012-121 ID, 3.000%, 11/25/2027	301,398	0.1
5,381,622 (11)	Fannie Mae REMICS 2013-71 AI, 3.000%, 07/25/ 2028	374,670	0.1
500,000 (8)(10)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	516,039	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
900,672 (8)(10)	Flagstar Mortgage Trust 2017-1 B3, 3.677%, 03/25/2047	$917,221	0.3
1,216,786 (8)(10)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	1,258,408	0.4
1,200,000 (8)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.048%, (US0001M + 1.900)%, 01/25/2050	1,200,706	0.4
408,740	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.048%, (US0001M + 3.900)%, 12/25/2027	415,927	0.1
37,618	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.948%, (US0001M + 3.800)%, 03/25/2025	37,680	0.0
1,152,702 (8)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 2.798%, (US0001M + 2.650)%, 01/25/2049	1,155,060	0.3
837,933 (8)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.198%, (US0001M + 2.050)%, 04/25/2049	829,625	0.3
804,399 (11)	Freddie Mac REMICS 3318 KS, 6.251%, (-1.000*US0001M + 6.410)%, 05/15/2037	111,332	0.0
1,140,476 (11)	Freddie Mac REMICS 3879 SL, 6.441%, (-1.000*US0001M + 6.600)%, 01/15/2041	165,995	0.1
4,398,119 (11)	Freddie Mac REMICS 4120 JS, 6.041%, (-1.000*US0001M + 6.200)%, 10/15/2032	760,396	0.2
2,909,578 (11)	Freddie Mac REMICS 4141 EI, 3.000%, 09/15/2027	148,048	0.0
3,806,381 (11)	Freddie Mac REMICS 4153 IB, 2.500%, 01/15/2028	208,294	0.1
283,445 (8)(10)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	287,514	0.1
294,573 (8)(10)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	302,868	0.1
720,729 (8)(10)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	742,166	0.2
1,325,304 (8)(10)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	1,350,277	0.4
867,002 (8)(10)	JP Morgan Mortgage Trust 2017-5 B2, 3.128%, 10/26/2048	855,608	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,129,472 (8)(10)	JP Morgan Mortgage Trust 2018-3 B2, 3.753%, 09/25/2048	$1,173,485	0.3
733,123 (8)(10)	JP Morgan Mortgage Trust 2018-4 B2, 3.750%, 10/25/2048	766,476	0.2
951,610 (8)(10)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	989,643	0.3
311,420 (8)(10)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	322,158	0.1
337,530 (8)(10)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	350,057	0.1
97,178 (8)(10)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	100,602	0.0
973,563 (8)(10)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.083%, 10/25/2049	1,049,149	0.3
607,053 (8)(10)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	626,005	0.2
584,928 (8)(10)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.809%, 12/25/2049	620,966	0.2
477,078 (8)(10)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.463%, 10/25/2048	515,515	0.1
893,086 (8)(10)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	904,716	0.3
506,313 (8)(10)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	519,066	0.2
1,153,365 (8)(10)	Sequoia Mortgage Trust 2019-2 B2, 4.252%, 06/25/2049	1,221,863	0.4
1,155,063 (8)(10)	Sequoia Mortgage Trust 2019-2 B3, 4.252%, 06/25/2049	1,195,187	0.3
126,287 (8)(10)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	129,385	0.0
360,930 (8)(10)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	368,274	0.1
356,760 (8)(10)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	366,930	0.1
200,297 (8)(10)	Verus Securitization Trust 2018-INV1 A1, 3.626%, 03/25/2058	202,341	0.0
569,523 (8)(10)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	585,772	0.2
566,904 (8)(10)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.688%, 07/25/2047	576,981	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
859,819 (8)(10)	Wells Fargo Mortgage Backed Securities 2020-4 A17 Trust, 3.000%, 07/25/2050	$876,710	0.2
	Total Collateralized Mortgage Obligations (Cost $47,846,066)	48,540,991	14.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.6%
330,000 (8)(10)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.860%, 05/27/2021	325,081	0.1
650,000 (8)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	576,116	0.1
1,170,000 (8)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	985,466	0.3
1,460,000 (8)	BANK 2019-BNK17 D, 3.000%, 04/15/2052	1,386,796	0.4
1,000,000 (8)(10)	BENCHMARK 2018-B3 D Mortgage Trust, 3.056%, 04/10/2051	924,007	0.3
12,389,183 (10)(11)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.229%, 03/15/2062	981,015	0.3
180,000 (8)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	184,353	0.0
5,497,544 (10)(11)	Benchmark 2020-B17 XA Mortgage Trust, 1.420%, 03/15/2053	509,792	0.1
5,747,989 (10)(11)	Benchmark 2020-B18 XA Mortgage Trust, 1.794%, 07/15/2053	690,516	0.2
759,438 (8)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650)%, 10/15/2036	749,318	0.2
729,332 (8)	BX Commercial Mortgage Trust 2020-BXLP G, 2.659%, (US0001M + 2.500)%, 12/15/2029	716,080	0.2
100,000 (8)	BX Commercial Mortgage Trust 2020-VKNG E, 2.259%, (US0001M + 2.100)%, 10/15/2037	100,085	0.0
210,000 (8)(10)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	214,083	0.1
2,000,000 (8)(10)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	2,024,841	0.6
16,205,823 (10)(11)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.878%, 12/15/2072	1,079,442	0.3
2,350,000 (8)(10)	Citigroup Commercial Mortgage Trust 2013-GC15 D, 5.181%, 09/10/2046	2,288,787	0.7
130,000 (8)(10)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	116,353	0.1
2,000,000 (10)	COMM 2015-CCRE26 D Mortgage Trust, 3.480%, 10/10/2048	1,837,132	0.5
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
520,000 (8)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 2.809%, (US0001M + 2.650)%, 05/15/2036	$515,398	0.1
100,000 (8)(10)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	104,808	0.0
2,000,000 (10)	Csail 2015-C2 C Commercial Mortgage Trust, 4.190%, 06/15/2057	1,673,920	0.5
350,000 (8)	DBUBS 2011-LC2A F Mortgage Trust, 3.805%, (US0001M + 3.650)%, 07/10/2044	262,848	0.1
190,000 (8)(10)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	194,542	0.1
1,458,953 (10)(11)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.584%, 04/25/2030	184,697	0.0
205,000 (8)(10)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	204,846	0.1
293,000 (8)(10)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	276,478	0.1
172,185 (8)(10)	GS Mortgage Securities Trust 2011-GC3 B, 5.361%, 03/10/2044	172,124	0.0
13,737,246 (10)(11)	GS Mortgage Securities Trust 2019-GC39 XA, 1.139%, 05/10/2052	969,028	0.3
200,000 (8)(10)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/ 2047	148,854	0.0
370,000 (8)(10)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.164%, 12/27/2046	367,381	0.1
420,000 (8)(10)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	423,650	0.1
27,410,333 (10)(11)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.641%, 06/15/2051	912,690	0.3
2,000,000 (8)	KNDL 2019-KNSQ E Mortgage Trust, 1.959%, (US0001M + 1.800)%, 05/15/2036	1,995,345	0.6
560,000 (8)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/ 2046	363,106	0.1
530,000 (8)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	63,693	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,955,000 (8)(10)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	$1,603,258	0.5
17,689,067 (10)(11)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.643%, 11/15/2029	876,856	0.2
200,000 (8)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	197,342	0.1
140,000 (8)(10)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	81,687	0.0
240,000 (8)(10)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	119,358	0.1
2,240,000 (8)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,758,768	0.5
1,920,000 (10)	WFRBS Commercial Mortgage Trust 2014-C19 C, 4.646%, 03/15/2047	1,906,604	0.6
420,000 (8)(10)	WFRBS Commercial Mortgage Trust 2011-C5 B, 5.656%, 11/15/2044	428,379	0.1
2,000,000 (8)(10)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.656%, 11/15/2044	1,905,423	0.6
2,210,000 (8)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	1,808,162	0.5
1,320,000	Other Securities	1,317,923	0.4
	Total Commercial Mortgage-Backed Securities (Cost $37,903,081)	36,526,431	10.6
ASSET-BACKED SECURITIES: 9.6%
	Automobile Asset-Backed Securities: 1.7%
1,200,000	Carmax Auto Owner Trust 2019-3 D, 2.850%, 01/15/2026	1,242,040	0.3
550,000 (8)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	577,351	0.2
550,000	Santander Drive Auto Receivables Trust 2019-1 D, 3.650%, 04/15/2025	574,037	0.2
1,000,000	Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	1,040,592	0.3
150,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	153,168	0.0
350,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	360,062	0.1
600,000 (8)	Santander Retail Auto Lease Trust 2019-B C, 2.770%, 08/21/2023	617,793	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
1,250,000	Other Securities	$1,307,550	0.4
		5,872,593	1.7
	Home Equity Asset-Backed Securities: 0.1%
586,611 (8)(10)(12)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	582,966	0.1
	Other Asset-Backed Securities: 7.6%
149,625 (8)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	146,371	0.1
399,000 (8)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	395,734	0.1
300,000 (8)	Babson CLO Ltd. 2018-3A C, 2.118%, (US0003M + 1.900)%, 07/20/2029	296,489	0.1
750,000 (8)	Benefit Street Partners CLO II Ltd. 2013-IIA BR, 2.787%, (US0003M + 2.550)%, 07/15/2029	737,255	0.2
750,000 (8)	Benefit Street Partners CLO X Ltd. 2016-10A BR, 2.637%, (US0003M + 2.400)%, 01/15/2029	742,491	0.2
700,000 (8)	Dryden 43 Senior Loan Fund 2016-43A CR, 2.618%, (US0003M + 2.400)%, 07/20/2029	700,084	0.2
423,914 (8)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	494,221	0.1
750,000 (8)	LCM XV L.P. 15A CR, 2.618%, (US0003M + 2.400)%, 07/20/2030	737,925	0.2
750,000 (8)	Neuberger Berman CLO XVII Ltd. 2014-17A CR2, 2.216%, (US0003M + 2.000)%, 04/22/2029	748,009	0.2
1,000,000 (8)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A C, 2.368%, (US0003M + 2.150)%, 10/18/2029	999,434	0.3
750,000 (8)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 2.680%, (US0003M + 2.450)%, 10/16/2032	751,791	0.2
800,000 (8)	Palmer Square Loan Funding 2019-2A B Ltd., 2.468%, (US0003M + 2.250)%, 04/20/2027	799,671	0.2
750,000 (8)	Palmer Square Loan Funding 2020-2A B Ltd., 2.468%, (US0003M + 2.250)%, 04/20/2028	749,315	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (8)	Shackleton CLO Ltd. 2019-15A C, 3.037%, (US0003M + 2.800)%, 01/15/2030	$500,035	0.2
500,000 (8)	Silver Creek CLO Ltd. 2014-1A CR, 2.518%, (US0003M + 2.300)%, 07/20/2030	498,610	0.2
500,000 (8)	BlueMountain CLO XXV Ltd. 2019-25A C, 2.687%, (US0003M + 2.450)%, 07/15/2032	497,254	0.1
388,000 (8)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	391,977	0.1
603,118 (8)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	635,810	0.2
500,000 (8)	Dryden 75 CLO Ltd. 2019-75A CR, 2.637%, (US0003M + 2.400)%, 07/15/2030	500,145	0.2
750,000 (8)	LCM XXII Ltd. 22A BR, 2.218%, (US0003M + 2.000)%, 10/20/2028	732,580	0.2
1,200,000 (8)	LCM XXIV Ltd. 24A C, 2.468%, (US0003M + 2.250)%, 03/20/2030	1,183,679	0.4
500,000 (8)	Madison Park Funding XXI Ltd. 2016-21A BR, 3.087%, (US0003M + 2.850)%, 10/15/2032	500,547	0.2
650,000 (8)	Marlette Funding Trust 2019-3A B, 3.070%, 09/17/2029	660,002	0.2
444,495 (8)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	469,674	0.1
770,684 (8)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	831,656	0.2
750,000 (8)	OCP Clo 2019-17A C1 Ltd., 2.768%, (US0003M + 2.550)%, 07/20/2032	750,367	0.2
250,000 (8)	Octagon Loan Funding Ltd. 2014-1A CRR, 2.420%, (US0003M + 2.200)%, 11/18/2031	246,750	0.1
750,000 (8)	OHA Credit Funding 3 Ltd. 2019-3A C, 2.668%, (US0003M + 2.450)%, 07/20/2032	750,284	0.2
1,000,000 (8)	Palmer Square CLO 2015-1A BR2 Ltd., 2.463%, (US0003M + 2.250)%, 05/21/2029	1,000,225	0.3
150,000 (8)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	153,291	0.1
150,000 (8)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	151,991	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,000,000 (8)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	$1,037,097	0.3
200,000 (8)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	205,613	0.1
100,000 (8)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	102,070	0.0
400,000 (8)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	405,491	0.1
349,526 (8)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	369,597	0.1
750,000 (8)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.337%, (US0003M + 2.100)%, 07/15/2028	736,643	0.2
2,000,000 (8)(10)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	2,163,741	0.6
180,000 (8)(10)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	197,651	0.1
1,164,000 (8)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,236,564	0.3
241,250 (8)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	257,011	0.1
780,000 (8)	Westcott Park CLO Ltd. 2016-1A CR, 2.468%, (US0003M + 2.250)%, 07/20/2028	780,120	0.2
		26,245,265	7.6
	Student Loan Asset-Backed Securities: 0.2%
600,000 (8)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	624,528	0.2
	Total Asset-Backed Securities (Cost $32,654,561)	33,325,352	9.6
U.S. TREASURY OBLIGATIONS: 0.7%
	U.S. Treasury Bonds: 0.2%
539,000	1.250%-1.375%, 05/15/2050-08/15/2050	503,767	0.2

	U.S. Treasury Notes: 0.5%
1,800,000	0.125%,12/15/2023	1,797,820	0.5
90,000	0.875%,11/15/2030	89,663	0.0
		1,887,483	0.5
	Total U.S. Treasury Obligations (Cost $2,390,668)	2,391,250	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 1.6%
200,000 (8)	Dominican Republic International Bond, 4.500%, 01/30/2030	$217,750	0.1
325,000 (8)	Ghana Government International Bond, 6.375%, 02/11/2027	338,548	0.1
4,416,000 (1)	Other Securities	4,872,222	1.4
	Total Sovereign Bonds (Cost $5,130,111)	5,428,520	1.6
PURCHASED OPTIONS(13): 0.0%
	Total Purchased Options (Cost $184,426)	74,743	0.0
	Total Long-Term Investments (Cost $309,389,040)	339,550,954	98.0
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreements: 0.5%
605,627 (14)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $605,632, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $617,740, due 09/15/21-01/01/51)	605,627	0.2
1,000,000 (14)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/ 20/50)	1,000,000	0.3
	Total Short-Term Investments (Cost $1,605,627)	1,605,627	0.5
	Total Investments in Securities (Cost $310,994,667)	$341,156,581	98.5
	Assets in Excess of Other Liabilities	5,027,282	1.5
	Net Assets	$346,183,863	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Preferred Stock may be called prior to convertible date.

(4)
Non-income producing security.

(5)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(8)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(9)
Security, or a portion of the security, is on loan.

(10)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(11)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(12)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.

(13)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(14)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:
EUR   EU Euro
Reference Rate Abbreviations:
US0001M   1-month LIBOR
US0003M   3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,014,701	$1,231,143	$—	$9,245,844
Consumer Discretionary	7,481,445	1,044,485	—	8,525,930
Consumer Staples	11,571,132	2,117,116	—	13,688,248
Energy	3,500,873	329,241	—	3,830,114
Financials	11,108,980	2,505,989	—	13,614,969
Health Care	21,251,447	2,324,414	—	23,575,861
Industrials	12,273,572	2,847,902	—	15,121,474
Information Technology	50,145,077	1,125,780	—	51,270,857
Materials	5,326,433	1,605,780	—	6,932,213
Real Estate	1,518,189	188,668	—	1,706,857
Utilities	6,717,429	954,650	—	7,672,079
Total Common Stock	138,909,278	16,275,168	—	155,184,446
Exchange-Traded Funds	675,320	—	—	675,320
Mutual Funds	26,571,781	—	—	26,571,781
Preferred Stock	—	1,587,644	—	1,587,644
Rights	790	—	—	790
Purchased Options	—	74,743	—	74,743
Corporate Bonds/Notes	—	29,243,686	—	29,243,686
Collateralized Mortgage Obligations	—	48,540,991	—	48,540,991
Asset-Backed Securities	—	33,325,352	—	33,325,352
Commercial Mortgage-Backed Securities	—	36,526,431	—	36,526,431
Sovereign Bonds	—	5,428,520	—	5,428,520
Other	—	—	—	—
U.S. Treasury Obligations	—	2,391,250	—	2,391,250
Short-Term Investments	—	1,605,627	—	1,605,627
Total Investments, at fair value	$166,157,169	$174,999,412	$—	$341,156,581
Other Financial Instruments+
Centrally Cleared Swaps	—	3,109	—	3,109
Forward Foreign Currency Contracts	—	529,175	—	529,175
Futures	237,070	—	—	237,070
Total Assets	$166,394,239	$175,531,696	$—	$341,925,935
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(615,118)	$—	$(615,118)
Futures	(671)	—	—	(671)
Written Options	—	(11,051)	—	(11,051)
Total Liabilities	$(671)	$(626,169)	$—	$(626,840)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, Voya Balanced Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
General Motors Co. Escrow	11/24/2020	$—	$—
		$—	$—
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund – Class P	$33,156,275	$4,869,626	$(12,908,886)	$(809,634)	$24,307,381	$1,169,625	$(1,658,886)	$—
Voya High Yield Bond Fund – Class P	—	5,679,752	(3,550,593)	135,241	2,264,400	129,756	149,399	—
	$33,156,275	$10,549,378	$(16,459,479)	$(674,393)	$26,571,781	$1,299,381	$(1,509,487)	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Balanced Income Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,197,390	GBP 1,651,726	BNP Paribas	02/05/21	$(61,897)
USD 1,606,234	NZD 2,288,291	BNP Paribas	02/05/21	(40,549)
USD 1,215,223	NZD 1,722,316	BNP Paribas	02/05/21	(24,252)
CHF 2,371,722	USD 2,685,404	BNP Paribas	02/05/21	(3,652)
SEK 10,954,505	USD 1,293,700	BNP Paribas	02/05/21	38,260
USD 1,045,828	NOK 9,030,838	Brown Brothers Harriman & Co.	02/05/21	(7,384)
SEK 4,975,132	USD 606,718	Brown Brothers Harriman & Co.	02/05/21	(1,792)
USD 888,836	CAD 1,138,377	Brown Brothers Harriman & Co.	02/05/21	(5,597)
GBP 924,922	USD 1,235,333	Brown Brothers Harriman & Co.	02/05/21	29,807
AUD 2,175,145	USD 1,654,035	Brown Brothers Harriman & Co.	02/05/21	23,496
GBP 1,186,740	USD 1,608,673	Brown Brothers Harriman & Co.	02/05/21	14,590
EUR 694,840	USD 831,692	Brown Brothers Harriman & Co.	02/05/21	17,822
NOK 3,629,998	USD 410,380	Brown Brothers Harriman & Co.	02/05/21	12,965
CAD 1,630,314	USD 1,280,349	Brown Brothers Harriman & Co.	02/05/21	603
USD 351,034	NOK 3,114,885	Brown Brothers Harriman & Co.	02/05/21	(12,236)
USD 1,327,230	EUR 1,087,704	Brown Brothers Harriman & Co.	02/05/21	(2,602)
EUR 414,396	USD 503,892	Brown Brothers Harriman & Co.	02/05/21	2,750
GBP 266,555	USD 359,846	Citibank N.A.	02/05/21	4,758
NZD 793,934	USD 563,680	Citibank N.A.	02/05/21	7,679
BRL 3,379	USD 655	Citibank N.A.	02/05/21	(4)
USD 654,103	CAD 844,736	Citibank N.A.	02/05/21	(9,614)
CHF 581,566	USD 650,690	Citibank N.A.	02/05/21	6,898
CHF 582,601	USD 655,862	Citibank N.A.	02/05/21	2,896
COP 1,245,879	USD 358	Citibank N.A.	02/05/21	7
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PEN 252,020	USD 69,945	Citibank N.A.	02/05/21	(306)
RUB 5,019,526	USD 63,650	JPMorgan Chase Bank N.A.	01/15/21	4,124
PLN 475	USD 124	Morgan Stanley Capital Services LLC	01/08/21	3
USD 465,502	SEK 3,927,429	Morgan Stanley Capital Services LLC	02/05/21	(12,035)
EUR 4,203,234	USD 5,047,238	Morgan Stanley Capital Services LLC	02/05/21	91,654
GBP 477,955	USD 645,720	Morgan Stanley Capital Services LLC	02/05/21	8,044
SEK 5,107,652	USD 617,066	Morgan Stanley Capital Services LLC	02/05/21	3,974
NZD 1,149,248	USD 808,012	Morgan Stanley Capital Services LLC	02/05/21	19,051
USD 631,314	EUR 518,362	Morgan Stanley Capital Services LLC	02/05/21	(2,438)
USD 2,346,937	CHF 2,089,165	Morgan Stanley Capital Services LLC	02/05/21	(15,323)
GBP 214,918	USD 289,908	Morgan Stanley Capital Services LLC	02/05/21	4,064
CHF 553,559	USD 623,181	Morgan Stanley Capital Services LLC	02/05/21	2,740
IDR 87,562,411	USD 5,898	Standard Chartered Bank	01/08/21	341
NZD 483,945	USD 343,437	Standard Chartered Bank	02/05/21	4,837
USD 633,418	EUR 516,270	Standard Chartered Bank	02/05/21	2,225
NZD 476,273	USD 335,522	Standard Chartered Bank	02/05/21	7,231
USD 622,222	EUR 510,276	Standard Chartered Bank	02/05/21	(1,644)
CAD 1,056,776	USD 816,012	Standard Chartered Bank	02/05/21	14,307
USD 3,059	JPY 318,344	Standard Chartered Bank	02/05/21	(26)
USD 327,398	GBP 245,061	Standard Chartered Bank	02/05/21	(7,805)
USD 751,044	EUR 612,582	Standard Chartered Bank	02/05/21	2,098
USD 974,034	CAD 1,263,661	State Street Bank and Trust Co.	02/05/21	(18,836)
GBP 215,481	USD 290,532	State Street Bank and Trust Co.	02/05/21	4,211
SEK 4,845,063	USD 588,873	State Street Bank and Trust Co.	02/05/21	239
USD 355,058	NZD 500,051	State Street Bank and Trust Co.	02/05/21	(4,806)
CAD 2,304,947	USD 1,817,177	State Street Bank and Trust Co.	02/05/21	(6,160)
GBP 504,184	USD 678,309	State Street Bank and Trust Co.	02/05/21	11,331
USD 651,722	CHF 575,996	State Street Bank and Trust Co.	02/05/21	432
USD 1,058,493	SEK 8,864,513	State Street Bank and Trust Co.	02/05/21	(19,344)
NZD 514,163	USD 365,610	State Street Bank and Trust Co.	02/05/21	4,410
USD 1,552,063	AUD 2,051,200	State Street Bank and Trust Co.	02/05/21	(29,877)
NZD 851,740	USD 598,875	State Street Bank and Trust Co.	02/05/21	14,085
SEK 5,709,010	USD 672,167	State Street Bank and Trust Co.	02/05/21	21,992
USD 604,432	GBP 451,704	State Street Bank and Trust Co.	02/05/21	(13,424)
USD 819,329	EUR 677,840	State Street Bank and Trust Co.	02/05/21	(9,401)
AUD 1,168,464	USD 866,043	State Street Bank and Trust Co.	02/05/21	35,107
USD 538,335	CAD 689,849	State Street Bank and Trust Co.	02/05/21	(3,685)
AUD 1,226,107	USD 910,846	State Street Bank and Trust Co.	02/05/21	34,761
CHF 705,073	USD 796,818	State Street Bank and Trust Co.	02/05/21	422
SEK 9,288,239	USD 1,125,069	State Street Bank and Trust Co.	02/05/21	4,289
NZD 1,036,490	USD 736,910	State Street Bank and Trust Co.	02/05/21	9,007
USD 927,773	EUR 756,658	State Street Bank and Trust Co.	02/05/21	2,679
GBP 454,532	USD 611,966	State Street Bank and Trust Co.	02/05/21	9,759
USD 2,123,790	AUD 2,881,412	State Street Bank and Trust Co.	02/05/21	(98,432)
USD 647,816	SEK 5,464,373	State Street Bank and Trust Co.	02/05/21	(16,598)
USD 1,487,780	GBP 1,115,798	State Street Bank and Trust Co.	02/05/21	(38,446)
USD 632,529	SEK 5,355,310	State Street Bank and Trust Co.	02/05/21	(18,624)
GBP 455,608	USD 611,614	State Street Bank and Trust Co.	02/05/21	11,582
USD 1,739,353	SEK 14,795,981	State Street Bank and Trust Co.	02/05/21	(59,692)
USD 1,286,253	CHF 1,155,852	State Street Bank and Trust Co.	02/05/21	(20,692)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,202,697	CHF 1,087,196	State Street Bank and Trust Co.	02/05/21	(26,616)
GBP 458,518	USD 613,179	State Street Bank and Trust Co.	02/05/21	13,997
CHF 587,340	USD 660,507	State Street Bank and Trust Co.	02/05/21	3,609
CHF 601,447	USD 681,840	State Street Bank and Trust Co.	02/05/21	(1,772)
USD 531,775	CAD 680,553	State Street Bank and Trust Co.	02/05/21	(2,941)
NOK 7,551,376	USD 882,908	State Street Bank and Trust Co.	02/05/21	(2,237)
SEK 5,005,311	USD 610,564	State Street Bank and Trust Co.	02/05/21	(1,968)
USD 753,195	CAD 961,601	State Street Bank and Trust Co.	02/05/21	(2,344)
AUD 1,714,775	USD 1,305,394	State Street Bank and Trust Co.	02/05/21	17,086
CHF 575,586	USD 647,874	State Street Bank and Trust Co.	02/05/21	2,953
USD 611,284	NZD 863,400	State Street Bank and Trust Co.	02/05/21	(10,067)
USD 2,842	EUR 2,326	The Bank of New York Mellon	01/05/21	—
				$(85,943)

At December 31, 2020, the following futures contracts were outstanding for Voya Balanced Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	173	03/31/21	$38,228,945	$38,448
U.S. Treasury 5-Year Note	513	03/31/21	64,722,164	146,023
			$102,951,109	$184,471
Short Contracts:
U.S. Treasury 10-Year Note	(60)	03/22/21	(8,284,687)	(671)
U.S. Treasury Long Bond	(23)	03/22/21	(3,983,312)	16,366
U.S. Treasury Ultra 10-Year Note	(7)	03/22/21	(1,094,516)	2,349
U.S. Treasury Ultra Long Bond	(14)	03/22/21	(2,989,875)	33,884
			$(16,352,390)	$51,928
At December 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Balanced Income Portfolio:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD 1,140,000	$(27,179)	$3,109
					$(27,179)	$3,109

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Reference Entity(1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 35, Version 1	5.000%	Pay	103.500%	02/17/21	USD 3,457,000	$39,756	$10,699
								$39,756	$10,699
At December 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	03/15/21	0.728 USD	17,194,000	$144,670	$64,044
					$144,670	$64,044
At December 31, 2020, the following OTC written foreign currency options were outstanding for Voya Balanced Income Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Standard Chartered Bank	01/15/21	0.745 USD	10,685,000	$68,117	$(11,051)
					$68,117	$(11,051)

(1)
Payments received quarterly.

Currency Abbreviations
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
COP	–	Colombian Peso
EUR	–	EU Euro
GBP	–	British Pound
IDR	–	Indonesian Rupiah
JPY	–	Japanese Yen
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nuevo Sol
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
USD	–	United States Dollar
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$64,044
Credit Contracts	Investments in securities at value*	10,699
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	529,175
Interest rate contracts	Net Assets — Unrealized appreciation**	237,070
Credit contracts	Net Assets — Unrealized appreciation***	3,109
Total Asset Derivatives		$844,097
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$615,118
Interest rate contracts	Net Assets — Unrealized depreciation**	671
Foreign exchange contracts	Written options, at fair value	11,051
Total Liability Derivatives		$626,840

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(68,964)	$—	$—	$1,497,998	$18,362	$1,447,396
Equity contracts	(67,534)	—	(45,353)	—	—	(112,887)
Foreign exchange contracts	(739,120)	377,575	—	(74,566)	169,776	(266,335)
Interest rate contracts	178,431	—	2,096,149	(335,648)	177,936	2,116,868
Total	$(697,187)	$377,575	$2,050,796	$1,087,784	$366,074	$3,185,042
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(29,057)	$—	$—	$(81,513)	$—	$(110,570)
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	(67,359)	(425,763)	—	36,587	29,377	(427,158)
Interest rate contracts	—	—	160,812	—	—	160,812
Total	$(96,416)	$(425,763)	$160,812	$(44,926)	$29,377	$(376,916)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized apppreciation (depreciation) on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Income Portfolio	as of December 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:
	BNP Paribas	Brown Brothers Harriman	Citibank N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$—	$10,699	$64,044	$—	$—	$74,743
Forward foreign currency contracts	38,260	102,033	22,238	4,124	129,530	31,039	201,951	529,175
Total Assets	$38,260	$102,033	$22,238	$14,823	$193,574	$31,039	$201,951	$603,918
Liabilities:
Forward foreign currency contracts	$130,350	$29,611	$9,924	$—	$29,796	$9,475	$405,962	$615,118
Written options	—	—	—	—	—	11,051	—	11,051
Total Liabilities	$130,350	$29,611	$9,924	$—	$29,796	$20,526	$405,962	$626,169
Net OTC derivative instruments by counterparty, at fair value	$(92,090)	$72,422	$12,314	$14,823	$163,778	$10,513	$(204,011)	(22,251)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(92,090)	$72,422	$12,314	$14,823	$163,778	$10,513	$(204,011)	$(22,251)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $311,579,699.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$39,657,091
Gross Unrealized Depreciation	(9,856,708)
Net Unrealized Appreciation	$29,800,383
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.3%
	Basic Materials: 6.4%
1,580,000 (1)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	$1,708,375	0.3
900,000	Cleveland-Cliffs, Inc., 5.750%-5.875%, 03/01/2025-06/01/2027	915,487	0.2
1,050,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,140,100	0.2
1,150,000 (1)(2)	Constellium SE, 5.625%, 06/15/2028	1,241,281	0.2
850,000 (1)	Constellium SE, 6.625%, 03/01/2025	869,656	0.2
1,150,000 (1)	Element Solutions, Inc., 3.875%, 09/01/2028	1,185,219	0.2
1,500,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,629,375	0.3
2,825,000	Freeport-McMoRan, Inc., 4.125%, 03/01/2028	2,968,016	0.5
1,360,000	Freeport-McMoRan, Inc., 4.250%-4.625%, 11/14/2024-08/01/2030	1,488,029	0.3
1,175,000 (1)	Hudbay Minerals, Inc., 6.125%, 04/01/2029	1,269,000	0.2
1,150,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,266,437	0.2
1,272,000 (1)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	1,442,925	0.3
1,300,000 (1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	1,327,755	0.2
2,000,000 (1)	Novelis Corp., 5.875%, 09/30/2026	2,092,500	0.4
635,000 (1)	OCI NV, 4.625%, 10/15/2025	660,003	0.1
750,000 (1)	OCI NV, 5.250%, 11/01/2024	780,469	0.2
1,300,000 (1)	Rayonier AM Products, Inc., 7.625%, 01/15/2026	1,357,200	0.3
1,500,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,595,340	0.3
1,215,000 (1)	SPCM SA, 4.875%, 09/15/2025	1,254,487	0.2
2,350,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 09/01/2025	2,404,344	0.4
1,875,000 (1)(2)	Tronox, Inc., 6.500%, 04/15/2026	1,954,688	0.4
1,450,000 (1)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	1,358,469	0.3
1,375,000 (1)	WR Grace & Co-Conn, 4.875%, 06/15/2027	1,459,934	0.3
1,025,000	Other Securities	1,077,062	0.2
		34,446,151	6.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 16.9%
1,200,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	$1,217,502	0.3
2,038,000 (1)	Altice France Holding SA, 10.500%, 05/15/2027	2,291,476	0.4
875,000 (1)	Altice France SA/France, 5.125%, 01/15/2029	907,266	0.2
1,225,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	1,351,977	0.2
1,180,000 (1)	ANGI Group LLC, 3.875%, 08/15/2028	1,203,146	0.2
350,000 (1)	Arches Buyer, Inc., 4.250%, 06/01/2028	355,101	0.1
825,000 (1)	Arches Buyer, Inc., 6.125%, 12/01/2028	853,525	0.1
2,430,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	2,597,597	0.5
2,250,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,390,681	0.4
1,075,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,137,888	0.2
450,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	466,945	0.1
1,790,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	1,832,692	0.4
175,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	173,578	0.0
890,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	949,372	0.2
1,725,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,860,533	0.3
1,225,000 (1)	Consolidated Communications, Inc., 6.500%, 10/01/2028	1,312,587	0.2
1,400,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	1,463,189	0.3
1,125,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,234,693	0.2
650,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	731,878	0.1
1,485,000	CSC Holdings LLC, 5.250%, 06/01/2024	1,610,148	0.3
1,400,000 (1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,433,789	0.3
1,075,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	875,453	0.1
625,000 (1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	378,906	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,810,000	DISH DBS Corp., 5.000%-7.375%, 03/15/2023-07/01/2028	$4,019,350	0.7
1,600,000 (1)(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,599,000	0.3
325,000 (1)	Frontier Communications Corp., 5.000%, 05/01/2028	339,422	0.0
1,350,000 (1)	Frontier Communications Corp., 6.750%, 05/01/2029	1,447,031	0.3
1,225,000 (1)	GCI LLC, 4.750%, 10/15/2028	1,308,821	0.2
525,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	550,825	0.1
1,875,000	iHeartCommunications, Inc., 8.375%, 05/01/2027	2,004,703	0.4
1,600,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	1,724,000	0.3
1,325,000 (1)	LogMeIn, Inc., 5.500%, 09/01/2027	1,389,594	0.3
650,000 (1)	Match Group Holdings II LLC, 4.125%, 08/01/2030	675,493	0.1
300,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	315,000	0.1
1,000,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	1,015,260	0.2
1,975,000 (2)	Meredith Corp., 6.875%, 02/01/2026	1,929,328	0.4
1,125,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,179,630	0.2
540,000 (1)	National CineMedia LLC, 5.875%, 04/15/2028	459,000	0.1
850,000 (1)	Netflix, Inc., 4.875%, 06/15/2030	979,094	0.2
1,625,000	Netflix, Inc., 5.875%, 11/15/2028	1,950,869	0.3
1,425,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,528,761	0.3
1,875,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	1,972,266	0.4
225,000 (1)(2)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	234,983	0.0
300,000 (1)(2)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	316,044	0.1
1,100,000 (1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	1,150,545	0.2
1,700,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	1,744,208	0.3
1,775,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,888,556	0.4
925,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,002,469	0.2
3,100,000	Sprint Corp., 7.125%, 06/15/2024	3,629,015	0.7
1,100,000	Sprint Corp., 7.625%, 03/01/2026	1,366,981	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
220,000 (1)	TEGNA, Inc., 4.625%, 03/15/2028	$225,363	0.0
525,000 (1)	TEGNA, Inc., 4.750%, 03/15/2026	561,251	0.1
1,325,000	TEGNA, Inc., 5.000%, 09/15/2029	1,400,998	0.3
1,875,000	Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	2,300,917	0.4
1,700,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	1,877,438	0.4
350,000 (1)	Townsquare Media, Inc., 6.875%, 02/01/2026	367,596	0.1
2,175,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	2,339,811	0.4
425,000 (1)	Univision Communications, Inc., 9.500%, 05/01/2025	474,937	0.1
1,350,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	1,382,467	0.3
250,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	262,969	0.0
625,000 (1)(2)	ViaSat, Inc., 6.500%, 07/15/2028	677,347	0.1
400,000 (1)	Virgin Media Finance PLC, 5.000%, 07/15/2030	415,500	0.1
1,200,000 (1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,302,408	0.2
750,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	780,750	0.1
250,000 (1)	VTR Comunicaciones SpA, 5.125%, 01/15/2028	266,650	0.1
400,000 (1)	VTR Finance NV, 6.375%, 07/15/2028	437,500	0.1
1,850,000 (1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	1,959,557	0.4
7,150,000	Other Securities	8,046,289	1.5
		91,429,918	16.9
	Consumer, Cyclical: 20.8%
1,225,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	1,243,877	0.2
1,350,000 (1)	Academy Ltd., 6.000%, 11/15/2027	1,417,500	0.3
1,475,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	1,549,672	0.3
1,775,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,826,031	0.3
400,000 (1)	Adient US LLC, 9.000%, 04/15/2025	446,500	0.1
1,825,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	1,913,969	0.4
1,575,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,746,462	0.3
625,000 (1)(2)	American Airlines Group, Inc., 3.750%, 03/01/2025	484,375	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
800,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	$844,000	0.2
625,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	652,278	0.1
1,675,000 (1)	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025	1,717,821	0.3
1,225,000	Boyd Gaming Corp., 6.000%, 08/15/2026	1,274,000	0.2
1,250,000 (1)	Boyd Gaming Corp., 8.625%, 06/01/2025	1,391,800	0.3
1,300,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,386,131	0.3
1,825,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,846,727	0.3
1,250,000 (1)	Carnival Corp., 7.625%, 03/01/2026	1,364,206	0.3
700,000 (1)	Carnival Corp., 9.875%, 08/01/2027	806,313	0.1
1,400,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	1,473,500	0.3
1,850,000	Century Communities, Inc., 5.875%, 07/15/2025	1,930,743	0.4
1,225,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	1,328,359	0.2
325,000 (1)(3)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625)%, 09/15/2024	333,294	0.1
1,875,000 (1)	Core & Main L.P., 6.125%, 08/15/2025	1,941,797	0.4
700,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	764,626	0.1
1,990,000	Delta Air Lines, Inc., 2.900%-7.375%, 10/28/2024-01/15/2026	2,008,884	0.4
1,775,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	1,979,036	0.4
2,100,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	2,268,000	0.4
2,875,000	Ford Motor Credit Co. LLC, 4.125%-4.542%, 08/01/2026-08/17/2027	3,050,656	0.5
990,000 (1)(2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,065,948	0.2
1,650,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	1,664,487	0.3
435,000 (1)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	473,878	0.1
1,025,000 (1)	IAA, Inc., 5.500%, 06/15/2027	1,088,422	0.2
1,125,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,202,130	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,025,000 (1)	Interface, Inc., 5.500%, 12/01/2028	$1,080,734	0.2
775,000 (1)	IRB Holding Corp., 6.750%, 02/15/2026	800,846	0.1
1,925,000	L Brands, Inc., 6.750%, 07/01/2036	2,148,300	0.4
715,000 (1)	L Brands, Inc., 6.875%, 07/01/2025	777,413	0.1
325,000 (1)	L Brands, Inc., 9.375%, 07/01/2025	400,156	0.1
1,300,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	1,354,866	0.2
1,975,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,011,824	0.4
2,075,000	Meritage Homes Corp., 5.125%-7.000%, 04/01/2022-06/06/2027	2,267,026	0.4
1,950,000 (1)	Meritor, Inc., 4.500%, 12/15/2028	2,002,406	0.4
1,400,000 (1)(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,507,366	0.3
850,000 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	915,344	0.2
1,400,000 (1)(2)	Motion Bondco DAC, 6.625%, 11/15/2027	1,468,250	0.3
1,375,000	Murphy Oil USA, Inc., 4.750%-5.625%, 05/01/2027-09/15/2029	1,464,463	0.3
1,225,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	1,284,903	0.2
1,475,000 (1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,541,523	0.3
850,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	874,969	0.1
945,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	945,850	0.2
1,400,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	1,500,030	0.3
355,000 (1)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	385,619	0.1
1,225,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	1,433,617	0.2
725,000 (1)	Scientific Games International, Inc., 5.000%, 10/15/2025	749,026	0.2
875,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	942,288	0.2
625,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	674,566	0.1
600,000 (1)	Scientific Games International, Inc., 8.625%, 07/01/2025	657,750	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,900,000 (1)	SeaWorld Parks & Entertainment, Inc., 9.500%, 08/01/2025	$2,066,250	0.4
1,125,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	1,173,038	0.2
1,575,000 (1)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	1,671,059	0.3
1,140,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	1,131,450	0.2
425,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	428,984	0.1
1,275,000 (1)	Station Casinos LLC, 5.000%, 10/01/2025	1,292,117	0.2
1,375,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	1,426,563	0.3
500,000 (1)	Tenneco, Inc., 7.875%, 01/15/2029	562,318	0.1
1,500,000 (1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	1,586,910	0.3
1,200,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,175,825	0.2
830,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	993,406	0.2
1,200,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,281,750	0.2
1,175,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,238,891	0.2
700,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	725,813	0.1
1,350,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,381,219	0.2
300,000 (1)	Wolverine World Wide, Inc., 6.375%, 05/15/2025	320,812	0.1
1,000,000 (1)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	1,040,925	0.2
690,000 (1)	Wyndham Hotels & Resorts, Inc., 5.375%, 04/15/2026	715,444	0.1
18,163,446 (4)	Other Securities	18,902,336	3.5
		112,789,667	20.8
	Consumer, Non-cyclical: 16.4%
1,600,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,721,480	0.3
1,125,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	1,137,937	0.2
550,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	606,584	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,325,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	$1,444,091	0.3
1,035,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	1,104,914	0.2
1,525,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,664,904	0.3
300,000 (1)	AMN Healthcare, Inc., 4.000%, 04/15/2029	307,500	0.1
1,485,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,558,426	0.3
1,175,000 (1)	Avantor Funding, Inc., 4.625%, 07/15/2028	1,244,031	0.2
3,025,000 (1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,368,595	0.6
1,230,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,289,803	0.2
1,300,000 (1)	Bausch Health Cos, Inc., 5.250%, 02/15/2031	1,360,573	0.3
950,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	1,045,845	0.2
1,100,000 (1)(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,141,135	0.2
1,020,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	1,078,987	0.2
2,025,000	Centene Corp., 4.625%, 12/15/2029	2,250,798	0.4
550,000 (1)	Centene Corp., 5.375%, 06/01/2026	580,778	0.1
1,350,000	Centene Corp., 3.375%-4.750%, 01/15/2025-02/15/2030	1,408,038	0.3
1,400,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,464,750	0.3
505,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	513,838	0.1
1,550,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	1,630,158	0.3
575,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	618,987	0.1
300,000 (1)(2)	CHS/Community Health Systems, Inc., 6.000%, 01/15/2029	324,453	0.1
1,585,000 (1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	1,671,153	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
450,000 (1)	CHS/Community Health Systems, Inc., 8.125%, 06/30/2024	$466,875	0.1
600,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	610,341	0.1
650,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	689,406	0.2
1,225,000 (1)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	1,270,784	0.2
497,000 (1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	422,947	0.1
331,000 (1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	370,099	0.1
525,000 (1)	Gartner, Inc., 3.750%, 10/01/2030	551,906	0.1
1,140,000 (1)	Gartner, Inc., 4.500%, 07/01/2028	1,204,125	0.2
1,225,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,290,611	0.2
3,025,000	HCA, Inc., 5.375%, 02/01/2025	3,406,196	0.6
1,850,000	HCA, Inc., 3.500%-5.625%, 09/01/2028-09/01/2030	2,053,405	0.4
975,000 (1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	1,032,471	0.2
425,000 (1)	Jaguar Holding Co. II / PPD Development L.P., 4.625%, 06/15/2025	448,902	0.1
1,160,000 (1)	Jaguar Holding Co. II / PPD Development L.P., 5.000%, 06/15/2028	1,239,750	0.2
1,790,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	2,013,338	0.4
1,100,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,265,286	0.2
1,575,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,771,631	0.3
1,875,000	Kraft Heinz Foods Co., 4.375%, 06/01/2046	2,028,729	0.4
2,750,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	3,334,835	0.6
1,025,000 (1)	Kraft Heinz Foods Co., 5.500%, 06/01/2050	1,294,403	0.2
1,095,000 (1)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	1,114,163	0.2
425,000 (1)	LifePoint Health, Inc., 5.375%, 01/15/2029	425,234	0.1
200,000 (1)	Molina Healthcare, Inc., 3.875%, 11/15/2030	215,000	0.0
825,000 (1)	Molina Healthcare, Inc., 4.375%, 06/15/2028	869,138	0.2
1,200,000 (1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	1,174,500	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
175,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028	$190,474	0.0
1,175,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	1,331,422	0.3
1,021,000 (1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,109,123	0.2
1,275,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	1,310,509	0.2
1,325,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,438,764	0.3
625,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	658,256	0.1
1,900,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	2,027,063	0.4
1,575,000 (1)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	1,628,156	0.3
1,850,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	1,995,151	0.4
700,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	755,563	0.1
700,000 (1)	Syneos Health, Inc., 3.625%, 01/15/2029	703,248	0.1
1,040,000	Tenet Healthcare Corp., 5.125%, 05/01/2025	1,061,570	0.2
2,425,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,611,240	0.5
1,450,000 (1)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,516,018	0.3
800,000 (1)(2)	United Natural Foods, Inc., 6.750%, 10/15/2028	837,984	0.2
1,125,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	1,213,380	0.2
1,375,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,411,953	0.3
5,165,000	Other Securities	5,595,238	1.0
		88,496,945	16.4
	Energy: 11.7%
3,180,000	Apache Corp., 4.375%-5.100%, 10/15/ 2028-09/01/2040	3,366,118	0.6
795,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	829,551	0.1
400,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	431,500	0.1
1,300,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.250%, 12/31/2028	1,300,000	0.2
1,300,000 (1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	1,313,000	0.3
600,000 (1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	640,500	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
350,000 (1)	CNX Resources Corp., 6.000%, 01/15/2029	$359,226	0.1
1,550,000 (1)	CNX Resources Corp., 7.250%, 03/14/2027	1,660,468	0.3
1,600,000	Comstock Resources, Inc., 9.750%, 08/15/2026	1,718,400	0.3
490,000	Comstock Resources, Inc., 9.750%, 08/15/2026	526,137	0.1
375,000 (1)	Continental Resources, Inc./OK, 5.750%, 01/15/2031	416,946	0.1
2,470,000	DCP Midstream Operating L.P., 5.125%-5.625%, 07/15/2025-04/01/2044	2,728,494	0.5
2,200,000	EnLink Midstream LLC, 5.375%, 06/01/2029	2,143,625	0.4
2,285,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	2,432,097	0.4
725,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	794,781	0.1
525,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	549,281	0.1
1,000,000 (1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	1,041,875	0.2
1,450,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/2025	1,471,598	0.3
650,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/2024	647,494	0.1
1,250,000 (1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,281,250	0.2
1,850,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,410,625	0.3
1,450,000	Murphy Oil Corp., 5.750%-5.875%, 08/15/2025-12/01/2027	1,440,403	0.3
3,375,000	Occidental Petroleum Corp., 4.200%, 03/15/2048	2,750,625	0.5
2,350,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	2,555,038	0.5
2,300,000	Occidental Petroleum Corp., 4.400%-8.500%, 12/01/2025-04/15/2046	2,431,965	0.4
1,800,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	1,932,895	0.4
1,750,000 (1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	1,918,000	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,100,000 (1)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	$2,088,608	0.4
350,000 (1)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	364,656	0.1
675,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	691,305	0.1
900,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	973,318	0.2
1,325,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	1,439,613	0.3
825,000 (1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	863,519	0.2
550,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	547,778	0.1
2,075,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	2,102,276	0.4
13,735,000 (4)	Other Securities	13,989,151	2.6
		63,152,116	11.7
	Financial: 5.1%
1,050,000 (1)	AssuredPartners, Inc., 5.625%, 01/15/2029	1,097,250	0.2
1,125,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	1,243,828	0.2
1,950,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,001,626	0.4
775,000 (1)	Freedom Mortgage Corp., 7.625%, 05/01/2026	820,686	0.1
1,375,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	1,440,313	0.3
420,000 (1)	Iron Mountain, Inc., 5.000%, 07/15/2028	446,725	0.1
690,000 (1)	Iron Mountain, Inc., 5.250%, 07/15/2030	746,062	0.1
560,000 (1)	Iron Mountain, Inc., 5.625%, 07/15/2032	618,164	0.1
1,150,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,193,844	0.2
300,000 (1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	307,312	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
665,000 (1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	$712,880	0.1
1,250,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,308,088	0.2
275,000	OneMain Finance Corp., 4.000%, 09/15/2030	285,687	0.1
2,100,000	OneMain Finance Corp., 5.375%, 11/15/2029	2,367,750	0.4
1,575,000 (1)	Quicken Loans LLC, 5.250%, 01/15/2028	1,684,266	0.3
1,775,000 (1)	SBA Communications Corp., 3.875%, 02/15/2027	1,866,501	0.4
9,115,000	Other Securities	9,633,347	1.8
		27,774,329	5.1
	Industrial: 9.4%
1,875,000	AECOM, 5.875%, 10/15/2024	2,095,837	0.4
2,150,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500)%, 06/30/2027	2,297,812	0.4
1,875,000 (1)(2)	Berry Global, Inc., 5.625%, 07/15/2027	2,019,727	0.4
400,000 (1)(2)	Bombardier, Inc., 6.000%, 10/15/2022	393,660	0.1
975,000 (1)	Bombardier, Inc., 8.750%, 12/01/2021	1,015,623	0.2
750,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	807,187	0.2
725,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	787,321	0.1
1,150,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	1,188,094	0.2
2,125,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	2,262,461	0.4
1,200,000 (1)	Clark Equipment Co., 5.875%, 06/01/2025	1,269,750	0.2
625,000 (1)	Clean Harbors, Inc., 4.875%, 07/15/2027	653,125	0.1
485,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	531,286	0.1
1,300,000 (1)	CP Atlas Buyer, Inc., 7.000%, 12/01/2028	1,351,187	0.2
625,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	630,859	0.1
375,000 (1)	GFL Environmental, Inc., 4.250%, 06/01/2025	389,766	0.1
1,020,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,134,113	0.2
1,300,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	1,319,552	0.2
1,175,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,300,578	0.2
1,275,000 (1)(2)	Granite US Holdings Corp., 11.000%, 10/01/2027	1,421,625	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
575,000 (1)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000)%, 01/15/2026	$578,594	0.1
1,475,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	1,518,328	0.3
1,575,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	1,625,203	0.3
1,665,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,831,500	0.3
1,375,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	1,483,047	0.3
1,550,000 (1)	PGT Innovations, Inc., 6.750%, 08/01/2026	1,654,330	0.3
2,020,000 (1)(2)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	2,084,388	0.4
1,300,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,441,375	0.3
1,400,000 (1)	SSL Robotics LLC, 9.750%, 12/31/2023	1,584,625	0.3
850,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/ 2031	855,313	0.2
350,000 (1)	Stericycle, Inc., 3.875%, 01/15/2029	360,063	0.1
1,325,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,435,717	0.3
375,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	382,929	0.1
950,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	998,688	0.2
1,125,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,199,317	0.2
2,975,000	TransDigm, Inc., 5.500%-6.500%, 05/15/2025-11/15/2027	3,094,816	0.6
1,625,000 (1)	Vertical Holdco GmbH, 7.625%, 07/15/2028	1,774,297	0.3
275,000 (1)	Vertical US Newco, Inc., 5.250%, 07/15/2027	292,016	0.0
1,250,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,309,375	0.2
2,455,000	Other Securities	2,551,769	0.5
		50,925,253	9.4
	Technology: 5.5%
1,850,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,907,618	0.4
1,305,000 (1)	Austin BidCo, Inc., 7.125%, 12/15/2028	1,364,541	0.3
1,175,000 (1)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	1,212,453	0.2
420,000 (1)	Boxer Parent Co., Inc., 7.125%, 10/02/2025	456,493	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
420,000 (1)	Boxer Parent Co., Inc., 9.125%, 03/01/2026	$453,075	0.1
465,000 (1)	BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, 01/31/2026	477,206	0.1
1,205,000 (1)	BY Crown Parent LLC, 7.375%, 10/15/2024	1,230,480	0.2
1,400,000 (1)	Castle US Holding Corp., 9.500%, 02/15/2028	1,403,283	0.3
2,470,000	CDW LLC / CDW Finance Corp., 3.250%-5.500%, 12/01/2024-02/15/2029	2,637,602	0.5
2,825,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	2,885,031	0.5
795,000 (1)	Entegris, Inc., 4.375%, 04/15/2028	848,663	0.1
400,000 (1)	Entegris, Inc., 4.625%, 02/10/2026	415,500	0.1
1,705,000 (1)	Microchip Technology, Inc., 4.250%, 09/01/2025	1,804,232	0.3
1,225,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	1,333,198	0.2
1,125,000 (1)	ON Semiconductor Corp., 3.875%, 09/01/2028	1,162,969	0.2
225,000 (1)	Open Text Corp., 3.875%, 02/15/2028	233,825	0.1
685,000 (1)	Open Text Corp., 5.875%, 06/01/2026	713,256	0.1
1,225,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	1,305,409	0.2
285,000 (1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	299,129	0.1
1,070,000 (1)	Science Applications International Corp., 4.875%, 04/01/2028	1,136,040	0.2
1,280,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,324,544	0.2
1,225,000 (1)	Unisys Corp., 6.875%, 11/01/2027	1,341,375	0.3
1,025,000 (1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,046,182	0.2
1,550,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	1,592,625	0.3
1,250,000	Other Securities	1,329,556	0.2
		29,914,285	5.5
	Utilities: 2.1%
1,300,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,395,472	0.3
1,750,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	1,836,406	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,550,000 (1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	$1,554,844	0.3
1,000,000 (1)	NRG Energy, Inc., 3.375%, 02/15/2029	1,025,675	0.2
950,000 (1)	NRG Energy, Inc., 3.625%, 02/15/2031	979,141	0.2
1,100,000	NRG Energy, Inc., 6.625%, 01/15/2027	1,163,250	0.2
775,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	808,674	0.1
1,025,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,091,727	0.2
1,490,000	Other Securities	1,640,863	0.3
		11,496,052	2.1
	Total Corporate Bonds/Notes (Cost $476,074,072)	510,424,716	94.3
BANK LOANS: 1.0%
	Consumer, Cyclical: 0.5%
1,496,914	Golden Nugget LLC TL B 1L, 3.250%, (US0001M + 2.500)%, 10/04/2023	1,450,759	0.3
1,293,350	IRB Holding Corp - TL B 1L, 3.750%, (US0001M + 2.750)%, 02/05/2025	1,284,782	0.2
		2,735,541	0.5
	Electronics/Electrical: 0.4%
1,901,270	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.000%, (US0003M + 3.000)%, 11/03/2023	1,902,063	0.4

	Health Care: 0.1%
704,366	Bausch Health Companies, Inc. 2018 Term Loan B, 3.148%, (US0001M + 3.000)%, 06/02/2025	702,495	0.1
	Total Bank Loans (Cost $5,058,905)	5,340,099	1.0

CONVERTIBLE BONDS/NOTES: 0.1%
	Communications: 0.1%
400,000	Other Securities	382,292	0.1

	Financial: 0.0%
499,200 (1)(5)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	824	0.0
	Total Convertible Bonds/Notes (Cost $844,544)	383,116	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.3%
	Consumer Discretionary: 0.0%
1,476 (1)(6)(7)	Perseus Holding Corp.	$—	—
474	Other Securities	75,380	0.0
		75,380	0.0
	Consumer Staples: 0.3%
24,842 (8)(9)	Other Securities	1,751,361	0.3

	Energy: 0.0%
424,443 (8)(9)	Other Securities	5,096	0.0

	Health Care: 0.0%
26 (8)	Other Securities	407	0.0

	Information Technology: 0.0%
1 (8)	Other Securities	19	0.0

	Total Common Stock (Cost $824,717)	1,832,263	0.3
PREFERRED STOCK: —%
	Consumer Discretionary: —%
775 (1)(6)(7)	Perseus Holding Corp.	—	—
	Total Preferred Stock (Cost $—)	—	—
WARRANTS: —%
	Health Care: —%
252 (8)(9)	Other Securities	—	—
	Total Warrants (Cost $—)	—	—
OTHER(10): —%
	Communications: —%
1,445,000(6), (11)	Millicom International Cellular S.A. (Escrow)	—	—

	Energy: —%
2,000(6), (11)	Green Field Energy Services, Inc. (Escrow)	—	—
	Total Other (Cost $—)	—	—

	Total Long-Term Investments (Cost $482,802,238)	517,980,194	95.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Commercial Paper: 0.5%
2,500,000	American Electric Power Co., 0.230%, 02/03/2021 (Cost $2,499,473)	$2,499,469	0.5

	U.S. Treasury Bills: 0.1%
850,000 (12)	United States Treasury Bill, 0.030%, 02/09/2021 (Cost $849,883)	849,970	0.1

	Repurchase Agreements: 4.3%
1,298,691 (13)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,298,705, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $1,324,665, due 02/03/21-11/20/70)	1,298,691	0.2
1,082,346 (13)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $1,082,374, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $1,136,463, due 03/01/21-11/20/40)	1,082,346	0.2
3,853,961 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $3,853,991, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,931,040, due 01/25/21-10/15/62)	3,853,961	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,319,035 (13)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,319,045, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $1,345,416, due 01/14/21-01/20/69)	$1,319,035	0.3
2,894,411 (13)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,894,452, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,952,344, due 01/31/21-05/15/49)	2,894,411	0.5
4,185,399 (13)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $4,185,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $4,269,107, due 09/15/21-01/01/51)	4,185,399	0.8
1,506,895 (13)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,506,916, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,537,033, due 07/01/22-12/01/50)	1,506,895	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,721,800 (13)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,721,825, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,756,261, due 02/18/21-01/15/62)	$1,721,800	0.3
1,622,950 (13)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,622,973, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,656,009, due 02/28/25-05/31/25)	1,622,950	0.3
3,825,171 (13)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $3,825,238, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,911,399, due 07/15/22-02/15/47)	3,825,171	0.7
	Total Repurchase Agreements
	(Cost $23,310,659)	23,310,659	4.3
Shares		Value	Percentage ofNet Assets
	Mutual Funds (13): 0.3%
455,000 (13)(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	455,000	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (13) (continued)
455,000 (13)(14)	Goldman Sachs Financial Square Government Fund — Institutional Shares, 0.020%	$455,000	0.1
600,000 (13)(14)	Morgan Stanley Institutional Liquidity Funds — Government Portfolio (Institutional Share Class), 0.030%	600,000	0.1
	Total Mutual Funds (Cost $1,510,000)	1,510,000	0.3
	Total Short-Term Investments (Cost $28,170,015)	28,170,098	5.2
	Total Investments in Securities (Cost $510,972,253)	$546,150,292	100.9
	Liabilities in Excess of Other Assets	(5,119,381)	(0.9)
	Net Assets	$541,030,911	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2),

under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
The grouping contains securities on loan.

(5)
Defaulted security.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Non-income producing security.

(8)
The grouping contains non-income producing securities.

(9)
The grouping contains Level 3 securities.

(10)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(11)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(12)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$75,380	$—	$—	$75,380
Consumer Staples	—	—	1,751,361	1,751,361
Energy	3	—	5,093	5,096
Health Care	407	—	—	407
Information Technology	19	—	—	19
Total Common Stock	75,809	—	1,756,454	1,832,263
Preferred Stock	—	—	—	—
Warrants	—	—	—	—
Corporate Bonds/Notes	—	510,424,716	—	510,424,716
Convertible Bonds/Notes	—	383,116	—	383,116
Other	—	—	—	—
Bank Loans	—	5,340,099	—	5,340,099
Short-Term Investments	1,510,000	26,660,098	—	28,170,098
Total Investments, at fair value	$1,585,809	$542,808,029	$1,756,454	$546,150,292

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2020, Voya High Yield Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Green Field Energy Services, Inc. (Escrow)	8/25/2019	$—	$—
Millicom International Cellular S.A. (Escrow)	9/9/2017	—	—
		$—	$—
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $511,559,126.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$35,687,999
Gross Unrealized Depreciation	(1,096,833)
Net Unrealized Appreciation	$34,591,166
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 10.2%
1,287,605 (1)	Altice USA, Inc.	$48,761,601	0.7
1,108,450 (1)	Facebook, Inc.– Class A	302,784,202	4.6
1,694,892 (1)(2)	Snap, Inc.	84,863,243	1.3
244,288 (1)	Spotify Technology SA	76,867,662	1.2
603,448 (1)	Take-Two Interactive Software, Inc.	125,390,460	1.9
17,314 (3)	Other Securities	30,345,209	0.5
		669,012,377	10.2
	Consumer Discretionary: 17.1%
199,532 (1)	Amazon.com, Inc.	649,861,757	9.9
579,926	Darden Restaurants, Inc.	69,080,785	1.1
514,814	Expedia Group, Inc.	68,161,373	1.0
473,152 (1)(2)	Five Below, Inc.	82,792,137	1.3
258,766 (1)	O’Reilly Automotive, Inc.	117,109,729	1.8
1,039,210	Ross Stores, Inc.	127,625,380	2.0
		1,114,631,161	17.1
	Consumer Staples: 4.5%
412,206	Church & Dwight Co., Inc.	35,956,729	0.5
488,892	Constellation Brands, Inc.	107,091,793	1.6
1,855,139	Philip Morris International, Inc.	153,586,958	2.4
		296,635,480	4.5
	Financials: 2.1%
503,710	Progressive Corp.	49,806,845	0.8
259,311	S&P Global, Inc.	85,243,305	1.3
		135,050,150	2.1
	Health Care: 12.9%
823,201	Agilent Technologies, Inc.	97,541,087	1.5
115,539 (1)	Align Technology, Inc.	61,741,731	0.9
574,911	Danaher Corp.	127,710,730	2.0
220,777 (1)(2)	DexCom, Inc.	81,625,672	1.2
1,192,294	Eli Lilly & Co.	201,306,919	3.1
483,774 (1)(2)	Exact Sciences Corp.	64,095,217	1.0
708,371 (1)	Horizon Therapeutics Plc	51,817,339	0.8
230,424	Humana, Inc.	94,536,054	1.4
332,011 (1)	Tandem Diabetes Care, Inc.	31,766,812	0.5
112,868 (3)(4)	Other Securities	30,728,313	0.5
		842,869,874	12.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 4.7%
505,612	Ametek, Inc.	$61,148,715	0.9
53,889 (1)	CoStar Group, Inc.	49,808,525	0.8
1,201,019	CSX Corp.	108,992,474	1.7
188,462	Roper Technologies, Inc.	81,244,083	1.2
60,431	Other Securities	6,198,408	0.1
		307,392,205	4.7
	Information Technology: 45.4%
1,456,710 (1)	Advanced Micro Devices, Inc.	133,594,874	2.0
6,285,084	Apple, Inc.	833,967,796	12.8
360,928 (1)	Autodesk, Inc.	110,205,756	1.7
534,117 (1)	Cadence Design Systems, Inc.	72,869,582	1.1
339,216 (1)	Five9, Inc.	59,159,270	0.9
364,722	Global Payments, Inc.	78,568,413	1.2
529,328	Intuit, Inc.	201,065,241	3.1
185,720	Lam Research Corp.	87,709,984	1.3
1,030,427	Microsoft Corp.	229,187,573	3.5
193,782	Monolithic Power Systems, Inc.	70,968,782	1.1
192,964 (1)	Paycom Software, Inc.	87,267,969	1.3
696,257 (1)	PayPal Holdings, Inc.	163,063,389	2.5
841,619	Qualcomm, Inc.	128,212,239	2.0
323,579 (1)(2)	RingCentral, Inc.	122,626,734	1.9
193,163 (1)	ServiceNow, Inc.	106,322,710	1.6
320,901 (1)(2)	Twilio, Inc.	108,624,989	1.7
1,387,719	Visa, Inc. - Class A	303,535,777	4.7
91,403 (1)	Zebra Technologies Corp.	35,128,915	0.5
317,334	Other Securities	30,495,797	0.5
		2,962,575,790	45.4
	Materials: 1.6%
261,321	Avery Dennison Corp.	40,533,500	0.6
668,467 (1)	Crown Holdings, Inc.	66,980,394	1.0
		107,513,894	1.6
	Real Estate: 1.3%
300,217	SBA Communications Corp.	84,700,222	1.3
	Total Common Stock (Cost $4,881,110,469)	6,520,381,153	99.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Repurchase Agreements: 0.6%
2,222,417 (5)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,222,441, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $2,266,865, due 02/03/21-11/20/70)	$2,222,417	0.0
1,396,946 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,396,961, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,424,885, due 07/01/24-10/01/50)	1,396,946	0.0
1,851,088 (5)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $1,851,137, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $1,943,642, due 03/01/21-11/20/40)	1,851,088	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
6,595,181 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $6,595,232, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $6,727,085, due 01/25/21-10/15/62)	$6,595,181	0.1
2,257,230 (5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,257,247, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $2,302,375, due 01/14/21-01/20/69)	2,257,230	0.0
4,452,521 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $4,452,584, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $4,541,641, due 01/31/21-05/15/49)	4,452,521	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
6,546,736 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $6,546,786, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $6,677,671, due 09/15/21-01/01/51)	$6,546,736	0.1
2,578,709 (5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,578,746, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $2,630,283, due 07/01/22-12/01/50)	2,578,709	0.1
2,946,470 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,946,512, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $3,005,443, due 02/18/21-01/15/62)	2,946,470	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,496,610 (5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,496,646, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $2,547,464, due 02/28/25-05/31/25)	$2,496,610	0.0
6,545,915 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $6,546,030, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,693,475, due 07/15/22-02/15/47)	6,545,915	0.1
	Total Repurchase Agreements (Cost $39,889,823)	39,889,823	0.6
Shares		Value	Percentage of Net Assets
	Mutual Funds(5): 0.9%
53,672,111 (5)(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	53,672,111	0.9
1,248,000 (5)(6)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.020%	1,248,000	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds(5): (continued)
1,248,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.030%	$1,248,000	0.0
	Total Mutual Funds (Cost $56,168,111)	56,168,111	0.9
	Total Short-Term Investments (Cost $96,057,934)	96,057,934	1.5
	Total Investments in Securities (Cost $4,977,168,403)	$6,616,439,087	101.3
	Liabilities in Excess of Other Assets	(85,509,054)	(1.3)
	Net Assets	$6,530,930,033	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains non-income producing securities.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Common Stock*	$6,520,381,153	$—	$—	$6,520,381,153
Short-Term Investments	56,168,111	39,889,823	—	96,057,934
Total Investments, at fair value	$6,576,549,264	$39,889,823	$—	$6,616,439,087

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,997,528,326.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,651,353,832
Gross Unrealized Depreciation	(32,443,070)
Net Unrealized Appreciation	$1,618,910,762
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 8.7%
135,198	Activision Blizzard, Inc.	$12,553,134	1.3
505,820	Comcast Corp. – Class A	26,504,968	2.7
586,185	Interpublic Group of Cos., Inc.	13,787,071	1.4
182,325 (1)	Walt Disney Co.	33,033,644	3.3
		85,878,817	8.7
	Consumer Discretionary: 7.8%
87,192	Darden Restaurants, Inc.	10,386,311	1.1
89,877	Expedia Group, Inc.	11,899,715	1.2
135,499	Hasbro, Inc.	12,674,576	1.3
266,047	Las Vegas Sands Corp.	15,856,401	1.6
354,687	Other Securities	26,144,950	2.6
		76,961,953	7.8
	Consumer Staples: 7.4%
322,982	Coca-Cola Co.	17,712,333	1.8
56,388	Constellation Brands, Inc.	12,351,791	1.2
259,473	Philip Morris International, Inc.	21,481,770	2.2
153,640	Walmart, Inc.	22,147,206	2.2
		73,693,100	7.4
	Energy: 4.6%
184,968	Chevron Corp.	15,620,547	1.6
196,946 (2)	Diamondback Energy, Inc.	9,532,187	1.0
516,698	Other Securities	20,483,921	2.0
		45,636,655	4.6
	Financials: 20.0%
446,831	American International Group, Inc.	16,917,022	1.7
269,626 (2)	Apollo Global Management, Inc.	13,206,282	1.3
95,792	Assurant, Inc.	13,048,786	1.3
812,123	Bank of America Corp.	24,615,448	2.5
399,564	Citigroup, Inc.	24,637,116	2.5
157,688	Discover Financial Services	14,275,495	1.4
69,264	Goldman Sachs Group, Inc.	18,265,609	1.9
385,499	Hartford Financial Services Group, Inc.	18,881,741	1.9
105,235	Intercontinental Exchange, Inc.	12,132,543	1.2
424,634	Truist Financial Corp.	20,352,708	2.1
469,616	US Bancorp	21,879,409	2.2
		198,212,159	20.0
	Health Care: 13.7%
146,586 (1),(2)	Alcon, Inc.	9,671,744	1.0
320,821	Bristol-Myers Squibb Co.	19,900,527	2.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
50,880	Cigna Corp.	10,592,198	1.1
170,433	Johnson & Johnson	26,822,746	2.7
219,828	Medtronic PLC	25,750,652	2.6
27,848	Thermo Fisher Scientific, Inc.	$12,971,042	1.3
76,715	Zimmer Biomet Holdings, Inc.	11,821,014	1.2
75,710 (3)	Other Securities	17,544,231	1.8
		135,074,154	13.7
	Industrials: 12.9%
83,949	L3Harris Technologies, Inc.	15,868,040	1.6
98,577	Norfolk Southern Corp.	23,422,881	2.4
67,820	Parker Hannifin Corp.	18,474,846	1.9
328,035	Raytheon Technologies Corp.	23,457,783	2.4
137,282	Timken Co.	10,620,136	1.1
57,194 (1)	United Rentals, Inc.	13,263,861	1.3
296,952	Other Securities	22,264,015	2.2
		127,371,562	12.9
	Information Technology: 9.6%
29,323	Broadcom, Inc.	12,839,076	1.3
194,293 (1)	Fiserv, Inc.	22,122,201	2.3
520,230	HP, Inc.	12,792,456	1.3
81,191	MKS Instruments, Inc.	12,215,186	1.2
82,191	Motorola Solutions, Inc.	13,977,401	1.4
82,100 (2)	NXP Semiconductor NV — NXPI — US	13,054,721	1.3
54,617	Other Securities	7,543,154	0.8
		94,544,195	9.6
	Materials: 4.9%
40,379	Air Products & Chemicals, Inc.	11,032,350	1.1
318,183	CF Industries Holdings, Inc.	12,316,864	1.2
135,710	Eastman Chemical Co.	13,608,999	1.4
95,871	Reliance Steel & Aluminum Co.	11,480,552	1.2
		48,438,765	4.9
	Real Estate: 4.6%
313,977	VEREIT, Inc.	11,865,191	1.2
714,344	Other Securities	33,247,761	3.4
		45,112,952	4.6
	Utilities: 5.4%
113,805	Entergy Corp.	11,362,291	1.1
301,200	Exelon Corp.	12,716,664	1.3
201,774	NextEra Energy, Inc.	15,566,864	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
657,205 (3),(4)	Other Securities	$14,012,932	1.4
		53,658,751	5.4
	Total Common Stock (Cost $831,851,136)	984,583,063	99.6
OTHER(5): —%
	Communications: —%
32,517 (6)(7)	Tribune Co. (Escrow)	—	—

	Energy: —%
1,685,000 (6)(7)	Samson Investment Co. (Escrow)	—	—
	Total Other (Cost $30,842)	—	—

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
	Financial: —%
1,216,000 (4)(8)	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $787,908)	—	—
	Total Long-Term Investments (Cost $832,669,886)	984,583,063	99.6

SHORT-TERM INVESTMENTS: 2.1%
	Repurchase Agreements: 1.7%
61,975 (9)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $61,976, collateralized by various U.S. Government Agency Obligations, 1.500%-3.500%, Market Value plus accrued interest $63,215, due 02/01/48-01/01/51)	61,975	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,854,144 (9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,854,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,911,227, due 01/25/21-10/15/62)	$2,854,144	0.3
2,788,630 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,788,670, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,844,446, due 01/31/21-05/15/49)	2,788,630	0.3
1,241,680 (9)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,241,698, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,266,514, due 07/01/22-12/01/50)	1,241,680	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,275,121 (9)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,275,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,300,642, due 02/18/21-01/15/62)	$1,275,121	0.1
1,309,370 (9)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,309,389, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,336,041, due 02/28/25-05/31/25)	1,309,370	0.2
4,097,979 (9)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $4,098,015, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $4,179,939, due 01/05/21-12/20/50)	4,097,979	0.4
2,832,825 (9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,832,875, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,896,683, due 07/15/22-02/15/47)	2,832,825	0.3
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $16,461,724)	$16,461,724	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds (9): 0.4%
3,513,013 (9)(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	3,513,013	0.4
331,000 (9)(10)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.020%	331,000	0.0
483,000 (9)(10)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.030%	483,000	0.0
	Total Mutual Funds (Cost $4,327,013)	4,327,013	0.4
	Total Short-Term Investments (Cost $20,788,737)	20,788,737	2.1
	Total Investments in Securities (Cost $853,458,623)	$1,005,371,800	101.7
	Liabilities in Excess of Other Assets	(16,417,702)	(1.7)
	Net Assets	$988,954,098	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains non-income producing securities.

(4)
The grouping contains Level 3 securities.

(5)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2020 (continued)

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(8)
The grouping contains securities in default.

(9)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$85,878,817	$—	$—	$85,878,817
Consumer Discretionary	76,961,953	—	—	76,961,953
Consumer Staples	73,693,100	—	—	73,693,100
Energy	45,636,655	—	—	45,636,655
Financials	198,212,159	—	—	198,212,159
Health Care	135,074,154	—	—	135,074,154
Industrials	127,371,562	—	—	127,371,562
Information Technology	94,544,195	—	—	94,544,195
Materials	48,438,765	—	—	48,438,765
Real Estate	45,112,952	—	—	45,112,952
Utilities	53,658,751	—	—	53,658,751
Total Common Stock	984,583,063	—	—	984,583,063
Corporate Bonds/Notes	—	—	—	—
Other	—	—	—	—
Short-Term Investments	4,327,013	16,461,724	—	20,788,737
Total Investments, at fair value	$988,910,076	$16,461,724	$—	$1,005,371,800

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2020, Voya Large Cap Value Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Samson Investment Co. (Escrow)	6/28/2017	$30,842	$—
Tribune Co. (Escrow)	8/16/2015	—	—
		$30,842	$—
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $875,461,635.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$162,163,039
Gross Unrealized Depreciation	(32,098,193)
Net Unrealized Appreciation	$130,064,846
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 34.2%
	Basic Materials: 0.5%
200,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$201,609	0.0
500,000 (1)	Georgia-Pacific LLC, 1.750%, 09/30/2025	522,989	0.1
1,435,000	Other Securities	1,508,027	0.4
		2,232,625	0.5
	Communications: 1.8%
185,000 (1)	Sky Ltd., 3.125%, 11/26/2022	194,591	0.0
408,000 (1)	T-Mobile USA, Inc., 3.500%, 04/15/2025	451,240	0.1
6,664,000	Other Securities	7,036,226	1.7
		7,682,057	1.8
	Consumer, Cyclical: 2.2%
400,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	407,547	0.1
431,000 (1)	BMW US Capital LLC, 3.900%, 04/09/2025	485,414	0.1
460,000 (1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	475,230	0.1
256,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	273,716	0.1
446,000 (1)	Nissan Motor Co. Ltd., 3.522%, 09/17/2025	478,545	0.1
450,000 (1)	Panasonic Corp., 2.536%, 07/19/2022	462,702	0.1
330,000 (1)	Toyota Industries Corp., 3.110%, 03/12/2022	339,721	0.1
815,000	Toyota Motor Credit Corp., 0.346%, (US0003M + 0.125)%, 08/13/2021	815,445	0.2
1,148,000	Toyota Motor Credit Corp., 0.450%-0.500%, 07/22/2022-08/14/2023	1,153,135	0.3
4,082,054	Other Securities	4,216,931	1.0
		9,108,386	2.2
	Consumer, Non-cyclical: 5.8%
2,418,000	AbbVie, Inc., 2.150%-3.450%, 11/14/2021-11/21/2022	2,489,534	0.6
1,671,000	Bristol-Myers Squibb Co., 0.750%-2.600%, 05/14/2021-11/13/2025	1,693,986	0.4
219,000 (1)	Cargill, Inc., 1.375%, 07/23/2023	224,537	0.0
370,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	385,954	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
440,000 (1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	$452,741	0.1
633,000 (1)	Mylan, Inc., 3.125%, 01/15/2023	664,855	0.2
417,000 (1)	Royalty Pharma PLC, 0.750%, 09/02/2023	419,239	0.1
486,000 (1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	495,612	0.1
334,000 (1)	Takeda Pharmaceutical Co. Ltd., 2.450%, 01/18/2022	340,615	0.1
750,000 (1)	Viatris, Inc., 1.650%, 06/22/2025	775,863	0.2
15,933,000	Other Securities	16,458,153	3.9
		24,401,089	5.8
	Energy: 1.9%
210,000 (1)	BG Energy Capital PLC, 4.000%, 10/15/2021	215,655	0.1
7,364,000 (2)	Other Securities	7,636,006	1.8
		7,851,661	1.9
	Financial: 14.3%
390,000 (1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	397,846	0.1
525,000 (1)	AIG Global Funding, 0.900%, 09/22/2025	526,184	0.1
1,536,000	American Express Co., 2.500%-3.375%, 05/17/2021-07/30/2024	1,581,499	0.4
284,000 (1)	Athene Global Funding, 2.550%, 06/29/2025	299,957	0.1
294,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	325,708	0.1
2,242,000 (3)	Bank of America Corp., 0.981%-3.499%, 05/17/2022-02/13/2026	2,324,629	0.5
355,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	366,709	0.1
250,000 (1)	BPCE SA, 2.750%, 01/11/2023	261,517	0.1
1,000,000	Citibank NA, 3.400%, 07/23/2021	1,014,795	0.3
1,757,000 (3)	Citigroup, Inc., 1.678%-3.106%, 12/08/2021-04/08/2026	1,802,586	0.4
1,573,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	1,672,419	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
233,000	Credit Suisse AG/New York NY, 2.950%, 04/09/2025	$255,704	0.1
1,246,000	Credit Suisse AG/New York NY, 3.625%, 09/09/2024	1,384,688	0.3
355,000 (1)	Danske Bank A/S, 2.000%, 09/08/2021	359,045	0.1
425,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	426,848	0.1
455,000 (1)(3)	Danske Bank A/S, 3.001%, 09/20/2022	462,320	0.1
355,000 (1)	DNB Bank ASA, 2.150%, 12/02/2022	367,730	0.1
305,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	320,767	0.1
2,259,000 (3)	JPMorgan Chase & Co., 0.653%-3.200%, 01/25/2023-04/22/2026	2,325,396	0.6
330,000 (1)	Metropolitan Life Global Funding I, 1.950%, 01/13/2023	340,557	0.1
820,000	Mizuho Financial Group, Inc., 0.837%, (US0003M + 0.630)%, 05/25/2024	821,717	0.2
320,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	322,028	0.1
696,000 (3)	Mizuho Financial Group, Inc., 0.849%-2.555%, 09/08/2024-09/13/2025	715,733	0.1
1,566,000	Morgan Stanley, 5.500%, 07/28/2021	1,612,219	0.4
1,341,000	Morgan Stanley, 3.750%-4.000%, 02/25/2023-07/23/2025	1,474,201	0.3
350,000 (1)	National Securities Clearing Corp., 1.200%, 04/23/2023	357,085	0.1
250,000 (1)	National Securities Clearing Corp., 1.500%, 04/23/2025	258,897	0.0
399,000 (1)	Nationwide Building Society, 2.000%, 01/27/2023	411,944	0.1
380,000 (1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	384,137	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
293,000 (1)	Nordea Bank Abp, 0.750%, 08/28/2025	$292,921	0.0
345,000 (1)	Nordea Bank ABP, 4.875%, 05/13/2021	350,331	0.1
498,000 (1)	Pacific Life Global Funding II, 0.500%, 09/23/2023	499,490	0.1
495,000 (1)	Reliance Standard Life Global Funding II, 2.150%, 01/21/2023	507,730	0.1
225,000	Royal Bank of Canada, 0.898%, (US0003M + 0.660)%, 10/05/2023	227,366	0.0
2,006,000	Royal Bank of Canada, 0.500%-3.700%, 01/17/2023-06/10/2025	2,086,894	0.5
324,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	356,671	0.1
954,000 (1)	Skandinaviska Enskilda Banken AB, 0.550%, 09/01/2023	956,228	0.2
595,000	Skandinaviska Enskilda Banken AB, 1.875%, 09/13/2021	601,922	0.2
800,000 (1)	Svenska Handelsbanken AB, 0.625%, 06/30/2023	805,790	0.2
825,000	Svenska Handelsbanken AB, 3.350%, 05/24/2021	835,188	0.2
425,000 (1)	Swedbank AB, 0.600%, 09/25/2023	426,152	0.1
525,000 (1)(4)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	540,057	0.1
1,522,000	Toronto-Dominion Bank/ The, 0.450%-1.150%, 09/11/2023-06/12/2025	1,541,945	0.4
351,000 (1)	UBS AG/London, 1.750%, 04/21/2022	357,301	0.1
600,000 (1)(3)	UBS Group AG, 1.008%, 07/30/2024	606,144	0.2
565,000 (1)(3)	UBS Group AG, 2.859%, 08/15/2023	585,933	0.1
280,000 (1)	USAA Capital Corp., 1.500%, 05/01/2023	287,292	0.1
23,675,000	Other Securities	24,690,059	5.9
		59,730,279	14.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 2.4%
1,678,000	Caterpillar Financial Services Corp., 0.650%-3.650%, 02/26/2022-05/17/2024	$1,764,808	0.4
348,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	353,437	0.1
7,641,000 (2)	Other Securities	8,000,567	1.9
		10,118,812	2.4
	Technology: 1.7%
6,627,000	Other Securities	$7,061,099	1.7

	Utilities: 3.6%
500,000 (1)	Dominion Energy, Inc., 2.450%, 01/15/2023	520,550	0.1
1,125,000	Duke Energy Corp., 1.800%, 09/01/2021	1,134,870	0.3
385,000	Duke Energy Ohio, Inc., 3.800%, 09/01/2023	416,307	0.1
290,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	312,274	0.1
325,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	338,827	0.1
11,819,000 (2)	Other Securities	12,248,397	2.9
		14,971,225	3.6
	Total Corporate Bonds/Notes (Cost $139,401,232)	143,157,233	34.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
1,477,636	Fannie Mae REMICS 2006-43-FJ, 0.558%, (US0001M + 0.410)%, 06/25/2036	1,487,531	0.4
1,013,775	Fannie Mae REMICS 2007-14 PF, 0.338%, (US0001M + 0.190)%, 03/25/2037	1,012,117	0.2
376,644	Fannie Mae REMICS 2010-123 FL, 0.578%, (US0001M + 0.430)%, 11/25/2040	379,288	0.1
1,518,591	Fannie Mae REMICS 2011-51 FM, 0.798%, (US0001M + 0.650)%, 06/25/2041	1,542,668	0.4
145,409	Fannie Mae REMICS 2011-96 FN, 0.648%, (US0001M + 0.500)%, 10/25/2041	146,934	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,120,982	Fannie Mae REMICS 2010-136 FG, 0.648%, (US0001M + 0.500)%, 12/25/2030	$1,116,433	0.3
1,739,827	Fannie Mae REMICS 2011-68 F, 0.418%, (US0001M + 0.270)%, 07/25/2031	1,733,448	0.4
85,798 (1)(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	87,749	0.0
847,299 (1)(3)	Flagstar Mortgage Trust 2020-2 A2, 3.000%, 12/25/2049	875,472	0.2
809,807	Freddie Mac REMICS 3626 FA, 0.809%, (US0001M + 0.650)%, 05/15/2036	822,140	0.2
487,337	Freddie Mac REMICS 4508 CF, 0.559%, (US0001M + 0.400)%, 09/15/2045	490,925	0.1
2,366,425	Ginnie Mae Series 2012-H31 FD, 0.480%, (US0001M + 0.340)%, 12/20/2062	2,363,616	0.6
1,428,548	Ginnie Mae Series 2014-H05 FB, 0.740%, (US0001M + 0.600)%, 12/20/2063	1,435,017	0.3
877,433	Ginnie Mae Series 2016-H08 FT, 0.860%, (US0001M + 0.720)%, 02/20/2066	882,795	0.2
3,094,646	Ginnie Mae Series 2016-H06 FD, 1.060%, (US0001M + 0.920)%, 07/20/2065	3,146,995	0.8
718,554	Ginnie Mae Series 2017-H09 FG, 0.610%, (US0001M + 0.470)%, 03/20/2067	720,287	0.2
772,574	Ginnie Mae Series 2018-H04 FM, 0.440%, (US0001M + 0.300)%, 03/20/2068	770,726	0.2
1,629,370	Ginnie Mae Series 2019-H02 FA, 0.590%, (US0001M + 0.450)%, 01/20/2069	1,633,221	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
145,228 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	$149,720	0.0
713,190 (1)(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	743,681	0.2
900,000 (1)	Mello Warehouse Securitization Trust 2020-1 A, 1.048%, (US0001M + 0.900)%, 10/25/2053	901,951	0.2
450,000 (1)	Mello Warehouse Securitization Trust 2020-2 A, 0.953%, (US0001M + 0.800)%, 11/25/2053	450,279	0.1
336,863 (1)(3)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	348,225	0.1
333,664 (1)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.873%, 11/25/2044	337,892	0.1
379,727 (1)(3)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	385,734	0.1
302,130 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	310,661	0.0
588,550 (1)(3)	Wells Fargo Mortgage Backed Securities 2020-1 A17 Trust, 3.000%, 12/25/2049	601,040	0.1
456,577	Other Securities	462,361	0.1
	Total Collateralized Mortgage Obligations (Cost $25,222,826)	25,338,906	6.0
U.S. TREASURY OBLIGATIONS: 22.0%
	U.S. Treasury Notes: 22.0%
29,521,000	0.125%,12/31/2022	29,523,306	7.0
17,604,000	0.125%,12/15/2023	17,582,683	4.2
770,000	0.625%,11/30/2027	769,639	0.2
42,410,000	1.500%,11/30/2021	42,943,994	10.3
1,518,800	1.625%,12/31/2021	1,541,734	0.3
	Total U.S. Treasury Obligations (Cost $92,309,846)	92,361,356	22.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 17.1%
350,000 (1)	Austin Fairmont Hotel Trust 2019-FAIR C, 1.609%, (US0001M + 1.450)%, 09/15/2032	337,565	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
830,000 (1)	BFLD 2019-DPLO A, 1.249%, (US0001M + 1.090)%, 10/15/2034	$823,734	0.2
1,746,708 (1)	BX Commercial Mortgage Trust 2019-XL D, 1.609%, (US0001M + 1.450)%, 10/15/2036	1,750,631	0.4
2,110,000 (1)	BXMT 2020-FL2 AS Ltd., 1.303%, (US0001M + 1.150)%, 02/16/2037	2,091,601	0.5
200,000 (3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.109%, 11/10/2046	203,278	0.1
971,000 (1)(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.092%, 03/10/2047	1,020,958	0.2
291,761	Citigroup Commercial Mortgage Trust 2015-GC27 AAB, 2.944%, 02/10/2048	304,558	0.1
392,597	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	404,151	0.1
710,000 (1)	CLNY Trust 2019-IKPR A, 1.288%, (US0001M + 1.227)%, 11/15/2038	689,997	0.2
1,178,831	COMM 2013-CCRE12 ASB Mortgage Trust, 3.623%, 10/10/2046	1,231,725	0.3
1,700,000	COMM 2013-CCRE6 A4 Mortgage Trust, 3.101%, 03/10/2046	1,764,621	0.4
1,705,000 (3)	COMM 2013-LC6 C Mortgage Trust, 4.242%, 01/10/2046	1,754,068	0.4
1,287,957	COMM 2015-CR26 ASB Mortgage Trust, 3.373%, 10/10/2048	1,367,137	0.3
360,000 (1)	COMM 2012-CR2 A3 Mortgage Trust, 2.841%, 08/15/2045	368,368	0.1
725,000	COMM 2012-CR5 A4 Mortgage Trust, 2.771%, 12/10/2045	750,286	0.2
81,899	COMM 2012-LC4 A4, 3.288%, 12/10/2044	83,073	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,663,000 (1)(3)	COMM 2013-CR10 D Mortgage Trust, 4.789%, 08/10/2046	$1,628,018	0.4
1,690,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.389%, (US0001M + 1.230)%, 05/15/2036	1,693,125	0.4
256,000 (1)	CSWF 2018-TOP C, 1.609%, (US0001M + 1.450)%, 08/15/2035	249,972	0.0
1,490,000 (1)(3)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,497,507	0.3
1,700,000 (1)(3)	DBUBS 2011-LC1A E, 5.565%, 11/10/2046	1,700,502	0.4
1,130,000 (1)(3)	DBUBS 2011-LC2A B Mortgage Trust, 4.998%, 07/10/2044	1,135,816	0.3
730,000 (1)(3)	DBUBS 2011-LC2A D, 5.487%, 07/10/2044	699,170	0.2
63,831 (3)	Ginnie Mae 2011-53 B, 3.906%, 05/16/2051	65,708	0.0
129,349	Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	132,340	0.0
364,384	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	373,933	0.1
65,241 (3)	Ginnie Mae 2015-21 AF, 2.108%, 07/16/2048	66,383	0.0
262,912	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	268,520	0.1
85,049	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	86,756	0.0
448,417	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	460,749	0.1
152,490	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	156,317	0.0
254,072	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	261,311	0.1
634,603	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	652,373	0.2
610,494	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	629,303	0.1
1,000,000 (1)	Great Wolf Trust 2019-WOLF A, 1.193%, (US0001M + 1.034)%, 12/15/2029	980,218	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
530,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	$512,248	0.1
1,420,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 1.659%, (US0001M + 1.500)%, 10/15/2036	1,354,164	0.3
1,320,000 (1)(3)	GS Mortgage Securities Trust 2011-GC3 D, 5.545%, 03/10/2044	1,309,048	0.3
760,000 (1)(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.651%, 01/10/2045	747,671	0.2
420,000 (1)	GS Mortgage Securities Trust 2018-HART A, 1.249%, (US0001M + 1.090)%, 10/15/2031	420,718	0.1
583,811	GS Mortgage Securities Trust 2020-GC45 A1, 2.019%, 02/13/2053	604,623	0.2
344,371 (1)(3)	GS Mortgage Securities Trust 2011-GC3 B, 5.361%, 03/10/2044	344,247	0.1
1,330,000	GS Mortgage Securities Trust 2013-GCJ14 A5, 4.243%, 08/10/2046	1,442,378	0.3
1,820,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.197%, 11/15/2045	1,753,750	0.4
977,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.655%, 11/15/2043	932,028	0.2
2,710,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	2,733,551	0.6
508,187	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3, 2.829%, 10/15/2045	523,315	0.1
2,700,000 (3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	2,797,351	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
680,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	$716,714	0.2
4,526	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	4,528	0.0
1,630,000 (3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.888%, 01/15/2047	1,674,131	0.4
417,674	JPMBB Commercial Mortgage Securities Trust 2015-C32 ASB, 3.358%, 11/15/2048	443,588	0.1
400,000 (1)	MF1 2020-FL3 A Ltd., 2.209%, (US0001M + 2.050)%, 07/15/2035	403,088	0.1
795,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A4, 3.176%, 08/15/2045	820,162	0.2
950,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4, 2.918%, 02/15/2046	988,068	0.2
1,250,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	1,305,443	0.3
450,550	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 ASB, 3.326%, 12/15/2047	474,349	0.1
1,210,000 (1)(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	1,210,705	0.3
1,730,000 (1)	Morgan Stanley Capital I Trust 2011-C1 G, 4.193%, 09/15/2047	1,620,007	0.4
960,000	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	1,001,243	0.3
1,220,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	1,291,778	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,250,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A4, 4.082%, 07/15/2046	$1,340,762	0.3
1,929,980 (1)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 2.298%, (US0001M + 2.150)%, 02/25/2035	1,937,229	0.5
1,930,000 (1)	UBS-Barclays Commercial Mortgage Trust 2012-C4 AS, 3.317%, 12/10/2045	2,007,166	0.5
1,890,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 B, 3.718%, 12/10/2045	1,953,181	0.5
721,825 (1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	728,259	0.2
1,510,286	WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/2044	1,528,942	0.4
840,000 (1)(3)	WFRBS Commercial Mortgage Trust 2011-C5 B, 5.656%, 11/15/2044	856,757	0.2
360,000 (3)	WFRBS Commercial Mortgage Trust 2013-C18 A5, 4.162%, 12/15/2046	395,105	0.1
1,720,000 (3)	WFRBS Commercial Mortgage Trust 2013-C14 C, 3.973%, 06/15/2046	1,675,129	0.4
3,953,790	Other Securities	4,084,321	1.0
	Total Commercial Mortgage-Backed Securities (Cost $72,445,147)	71,619,519	17.1
ASSET-BACKED SECURITIES: 18.0%
	Automobile Asset-Backed Securities: 6.4%
1,800,000	AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	1,817,168	0.4
1,350,000	AmeriCredit Automobile Receivables Trust 2020-2 B, 0.970%, 02/18/2026	1,366,368	0.3
650,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	675,775	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
550,000	Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	$559,118	0.1
900,000	Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	908,935	0.2
250,000 (1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	254,241	0.1
850,000	Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	858,368	0.2
504,669	Santander Drive Auto Receivables Trust 2019-3 A3, 2.160%, 11/15/2022	505,501	0.1
1,800,000	Santander Drive Auto Receivables Trust 2020-2 B, 0.960%, 11/15/2024	1,811,903	0.5
1,250,000	Santander Drive Auto Receivables Trust 2020-3 B, 0.690%, 03/17/2025	1,253,755	0.3
21,339 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	21,382	0.0
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	509,346	0.1
500,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	512,834	0.1
1,300,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	1,329,855	0.3
425,697 (1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	428,419	0.1
13,732,050	Other Securities	14,044,988	3.4
		26,857,956	6.4
	Credit Card Asset-Backed Securities: 0.9%
1,550,000 (1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	1,560,139	0.4
2,150,000	Other Securities	2,205,562	0.5
		3,765,701	0.9
	Other Asset-Backed Securities: 10.2%
850,000 (1)	Aimco CLO 11 Ltd. 2020-11A A1, 1.605%, (US0003M + 1.380)%, 10/15/2031	850,999	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 1.548%, (US0003M + 1.330)%, 01/20/2033	$500,741	0.1
840,000 (1)	Apidos Clo XXV 2016-25A A1R, 1.388%, (US0003M + 1.170)%, 10/20/2031	840,003	0.2
560,000 (1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 1.359%, (US0001M + 1.200)%, 06/15/2034	556,693	0.1
700,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.467%, (US0003M + 1.230)%, 01/15/2030	692,952	0.2
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.568%, (US0003M + 1.350)%, 07/18/2029	249,669	0.1
250,000 (1)	Bain Capital Credit CLO 2017-1A A2, 1.568%, (US0003M + 1.350)%, 07/20/2030	249,444	0.0
1,000,000 (1)	Barings CLO Ltd. 2020-1A A1, 1.630%, (US0003M + 1.400)%, 10/15/2032	1,001,904	0.2
579,691 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 1.487%, (US0003M + 1.250)%, 07/15/2029	579,700	0.1
1,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.587%, (US0003M + 1.350)%, 01/15/2033	1,001,896	0.3
250,000 (1)	Carbone CLO Ltd. 2017-1A A1, 1.358%, (US0003M + 1.140)%, 01/20/2031	249,999	0.1
492,818 (1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 1.271%, (US0003M + 1.050)%, 05/15/2031	489,492	0.1
620,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 1.468%, (US0003M + 1.250)%, 10/17/2030	620,008	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
750,000 (1)	CIFC Funding 2013-2A A1LR, 1.428%, (US0003M + 1.210)%, 10/18/2030	$749,065	0.2
600,000 (1)	CIFC Funding 2017-4 A1, 1.465%, (US0003M + 1.250)%, 10/24/2030	600,023	0.2
600,000 (1)	CIFC Funding 2018-4A A1 Ltd., 1.368%, (US0003M + 1.150)%, 10/17/2031	599,752	0.1
900,000 (1)	CIFC Funding 2020-2A A1 Ltd., 1.933%, (US0003M + 1.650)%, 08/24/2032	903,850	0.2
1,000,000 (1)	CIFC Funding 2018-1A A Ltd., 1.218%, (US0003M + 1.000)%, 04/18/2031	994,036	0.2
600,000 (1)	Clear Creek CLO Ltd. 2015-1A AR, 1.418%, (US0003M + 1.200)%, 10/20/2030	599,408	0.1
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 1.398%, (US0003M + 1.180)%, 10/20/2030	249,590	0.1
680,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 1.447%, (US0003M + 1.210)%, 10/15/2030	680,001	0.2
250,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 1.257%, (US0003M + 1.020)%, 04/15/2031	249,015	0.0
1,120,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 1.587%, (US0003M + 1.350)%, 04/15/2028	1,117,633	0.3
480,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.421%, (US0003M + 1.200)%, 08/15/2030	480,049	0.1
1,000,000 (1)	Dryden 78 CLO Ltd. 2020-78A A, 1.398%, (US0003M + 1.180)%, 04/17/2033	999,446	0.2
300,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 1.468%, (US0003M + 1.250)%, 01/20/2030	297,221	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
700,000 (1)	Elevation CLO 2014-2A A1R Ltd., 1.467%, (US0003M + 1.230)%, 10/15/2029	$699,861	0.2
750,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 1.435%, (US0003M + 1.220)%, 07/24/2030	749,998	0.2
500,000 (1)	Galaxy XV CLO Ltd. 2013-15A AR, 1.437%, (US0003M + 1.200)%, 10/15/2030	499,505	0.1
300,000 (1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 1.368%, (US0003M + 1.150)%, 11/28/2030	299,894	0.1
489,953 (1)	Grand Avenue CRE 2020-FL2 A Ltd., 2.609%, (US0001M + 2.450)%, 03/15/2035	493,998	0.1
1,902,176 (1)	Invitation Homes 2018-SFR3 A Trust, 1.153%, (US0001M + 1.000)%, 07/17/2037	1,908,863	0.4
400,107 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	446,403	0.1
1,300,000 (1)	Kayne CLO 6 Ltd. 2019-6A A1, 1.598%, (US0003M + 1.380)%, 01/20/2033	1,302,890	0.3
1,000,000 (1)	Kayne CLO 7 Ltd. 2020-7A A1, 1.418%, (US0003M + 1.200)%, 04/17/2033	1,000,257	0.2
600,000 (1)	LCM 26A A2 Ltd., 1.468%, (US0003M + 1.250)%, 01/20/2031	594,917	0.1
250,000 (1)	LCM XXIV Ltd. 24A A, 1.528%, (US0003M + 1.310)%, 03/20/2030	250,009	0.1
480,000 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.289%, (US0001M + 1.130)%, 05/09/2036	472,740	0.1
700,000 (1)	Madison Park Funding XXXV Ltd. 2019-35A A2A, 1.868%, (US0003M + 1.650)%, 04/20/2031	700,487	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Magnetite CLO Ltd. 2020-26A A, 1.987%, (US0003M + 1.750)%, 07/15/2030	$501,624	0.1
700,000 (1)	Magnetite XXII Ltd. 2019-22A A2, 1.887%, (US0003M + 1.650)%, 04/15/2031	700,506	0.2
1,500,000 (1)	Magnetite XXVII Ltd. 2020-27A A1, 1.762%, (US0003M + 1.550)%, 07/20/2033	1,503,909	0.3
720,000 (1)	Marble Point CLO XIV Ltd. 2018-2A A1, 1.548%, (US0003M + 1.330)%, 01/20/2032	719,385	0.2
800,000 (1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	811,189	0.2
400,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A A1, 1.408%, (US0003M + 1.190)%, 01/20/2031	400,001	0.1
1,000,000 (1)	Octagon Investment Partners 48 Ltd. 2020-3A A, 1.732%, (US0003M + 1.500)%, 10/20/2031	1,002,322	0.3
500,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 1.587%, (US0003M + 1.350)%, 07/15/2029	498,641	0.1
500,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 1.612%, (US0003M + 1.375)%, 07/15/2029	498,272	0.1
400,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.568%, (US0003M + 1.350)%, 07/19/2030	398,188	0.1
500,000 (1)	Palmer Square CLO 2013-2A AARR Ltd., 1.418%, (US0003M + 1.200)%, 10/17/2031	500,009	0.1
975,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.318%, (US0003M + 1.100)%, 07/20/2030	972,267	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
900,000 (1)	Palmer Square CLO 2020-2A A1A Ltd., 1.904%, (US0003M + 1.700)%, 07/15/2031	$902,775	0.2
190,202 (1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	192,354	0.1
187,087 (1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	189,086	0.0
721,870 (1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	729,603	0.2
800,000 (1)	SoFi Consumer Loan Program 2020-1 B Trust, 2.250%, 01/25/2029	809,247	0.2
400,000 (1)	TCI-Flatiron Clo 2017-1A A Ltd., 1.422%, (US0003M + 1.200)%, 11/18/2030	399,603	0.1
500,000 (1)	TCI-Symphony CLO 2017-1A A Ltd., 1.467%, (US0003M + 1.230)%, 07/15/2030	500,005	0.1
581,909 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 1.448%, (US0003M + 1.230)%, 10/18/2030	581,716	0.2
570,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 1.448%, (US0003M + 1.230)%, 07/20/2030	569,998	0.1
850,000 (1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 1.687%, (US0003M + 1.450)%, 07/15/2030	850,009	0.2
850,000 (1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 1.887%, (US0003M + 1.650)%, 01/15/2033	852,504	0.2
800,000 (1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	816,779	0.2
250,000 (1)	Venture 34 CLO Ltd. 2018-34A A, 1.467%, (US0003M + 1.230)%, 10/15/2031	250,000	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
868,488	Other Securities	$878,009	0.2
		42,850,412	10.2
	Student Loan Asset-Backed Securities: 0.5%
850,000 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	878,491	0.2
998,173 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	1,006,182	0.3
		1,884,673	0.5
	Total Asset-Backed Securities (Cost $74,602,816)	75,358,742	18.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal Home Loan Mortgage Corporation: 0.0%
2	3.500%, (H15T1Y + 1.997)%,07/01/2024	2	0.0

	Uniform Mortgage-Backed Securities: 0.0%
46,868	Other Securities	52,024	0.0
	Total U.S. Government Agency Obligations (Cost $47,702)	52,026	0.0
	Total Long-Term Investments (Cost $404,029,569)	407,887,782	97.3
SHORT-TERM INVESTMENTS: 3.6%
	Repurchase Agreements: 0.3%
212,194 (5)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $212,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $216,438, due 01/31/21-01/15/56)	212,194	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: (continued)
1,000,000 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/ 20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	$1,000,000	0.2
	Total Repurchase Agreements (Cost $1,212,194)	1,212,194	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
13,873,030 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $13,873,030)	13,873,030	3.3
	Total Short-Term Investments (Cost $15,085,224)	15,085,224	3.6
	Total Investments in Securities (Cost $419,114,793)	$422,973,006	100.9
	Liabilities in Excess of Other Assets	(3,850,773)	(0.9)
	Net Assets	$419,122,233	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2),

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)
The grouping contains securities on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
H15T1Y
U.S. Treasury 1-Year Constant Maturity

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$143,157,233	$—	$143,157,233
Collateralized Mortgage Obligations	—	25,338,906	—	25,338,906
Asset-Backed Securities	—	75,358,742	—	75,358,742
Commercial Mortgage-Backed Securities	—	71,619,519	—	71,619,519
U.S. Government Agency Obligations	—	52,026	—	52,026
U.S. Treasury Obligations	—	92,361,356	—	92,361,356
Short-Term Investments	13,873,030	1,212,194	—	15,085,224
Total Investments, at fair value	$13,873,030	$409,099,976	$—	$422,973,006
Other Financial Instruments+
Futures	101,744	—	—	101,744
Total Assets	$13,974,774	$409,099,976	$—	$423,074,750
Liabilities Table
Other Financial Instruments+
Futures	$(78,177)	$—	$—	$(78,177)
Total Liabilities	$(78,177)	$—	$—	$(78,177)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	482	03/31/21	$106,510,703	$101,744
			$106,510,703	$101,744
Short Contracts:
U.S. Treasury 10-Year Note	(2)	03/22/21	(276,156)	(237)
U.S. Treasury 5-Year Note	(302)	03/31/21	(38,101,547)	(77,940)
			$(38,377,703)	$(78,177)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$101,744
Total Asset Derivatives		$101,744
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$78,177
Total Liability Derivatives		$78,177

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$407,915
Total	$407,915

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$18,772
Total	$18,772
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $419,138,361.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,364,951
Gross Unrealized Depreciation	(1,506,739)
Net Unrealized Appreciation	$3,858,212
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.1%
	Communication Services: 10.5%
70,996 (1)	Alphabet, Inc. - Class A	$124,430,429	1.6
68,550 (1)	Alphabet, Inc. - Class C	120,091,374	1.6
1,682,787	AT&T, Inc.	48,396,954	0.6
1,078,221	Comcast Corp. - Class A	56,498,780	0.8
567,691 (1)	Facebook, Inc.- Class A	155,070,474	2.0
104,329 (1)	NetFlix, Inc.	56,413,820	0.7
977,201	Verizon Communications, Inc.	57,410,559	0.8
427,542 (1)	Walt Disney Co.	77,462,060	1.0
1,584,823 (2)(3)	Other Securities	109,427,591	1.4
		805,202,041	10.5
	Consumer Discretionary: 12.4%
100,714 (1)	Amazon.com, Inc.	328,018,448	4.3
254,237	Home Depot, Inc.	67,530,432	0.9
175,956	McDonald’s Corp.	37,756,639	0.5
296,320	Nike, Inc. - Class B	41,920,390	0.6
179,076 (1)(4)	Tesla, Inc.	126,368,561	1.6
4,530,559 (2)(3)	Other Securities	349,503,420	4.5
		951,097,890	12.4
	Consumer Staples: 6.3%
913,346	Coca-Cola Co.	50,087,895	0.6
104,195	Costco Wholesale Corp.	39,258,592	0.5
326,346	PepsiCo, Inc.	48,397,112	0.6
585,553	Procter & Gamble Co.	81,473,844	1.1
327,383	Walmart, Inc.	47,192,259	0.6
3,199,552 (2)(3)	Other Securities	220,443,719	2.9
		486,853,421	6.3
	Energy: 2.2%
454,596	Chevron Corp.	38,390,632	0.5
998,487	Exxon Mobil Corp.	41,157,634	0.5
3,365,359 (2)	Other Securities	90,869,694	1.2
		170,417,960	2.2
	Financials: 10.1%
1,797,719	Bank of America Corp.	54,488,863	0.7
459,572 (1)	Berkshire Hathaway, Inc. - Class B	106,560,960	1.4
719,826	JPMorgan Chase & Co.	91,468,290	1.2
7,345,220 (2)(3)	Other Securities	528,056,920	6.8
		780,575,033	10.1
	Health Care: 13.1%
418,539	Abbott Laboratories	45,825,835	0.6
416,912	AbbVie, Inc.	44,672,121	0.6
533,635	Bristol-Myers Squibb Co.	33,101,379	0.4
149,301	Danaher Corp.	33,165,724	0.4
621,669	Johnson & Johnson	97,838,267	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
317,859	Medtronic PLC	$37,234,003	0.5
597,461	Merck & Co., Inc.	48,872,310	0.7
1,312,602	Pfizer, Inc.	48,316,880	0.6
93,594	Thermo Fisher Scientific, Inc.	43,594,213	0.6
224,062	UnitedHealth Group, Inc.	78,574,062	1.0
3,660,599 (3)	Other Securities	495,317,904	6.4
		1,006,512,698	13.1
	Industrials: 8.2%
165,701	Honeywell International, Inc.	35,244,603	0.5
159,133	Union Pacific Corp.	33,134,673	0.4
6,806,325 (2)(3)	Other Securities	559,318,221	7.3
		627,697,497	8.2
	Information Technology: 26.8%
149,615	Accenture PLC	39,080,934	0.5
113,284 (1)	Adobe, Inc.	56,655,594	0.7
3,774,038	Apple, Inc.	500,777,102	6.5
95,522	Broadcom, Inc.	41,824,308	0.6
997,845	Cisco Systems, Inc.	44,653,564	0.6
967,733	Intel Corp.	48,212,458	0.6
207,748	Mastercard, Inc. - Class A	74,153,571	1.0
1,785,393	Microsoft Corp.	397,107,111	5.2
146,175	Nvidia Corp.	76,332,585	1.0
276,692 (1)	PayPal Holdings, Inc.	64,801,267	0.8
267,083	Qualcomm, Inc.	40,687,424	0.5
216,075 (1)	Salesforce.com, Inc.	48,083,170	0.6
216,770	Texas Instruments, Inc.	35,578,460	0.5
400,430	Visa, Inc. - Class A	87,586,054	1.1
4,844,417 (2)(3)	Other Securities	508,376,334	6.6
		2,063,909,936	26.8
	Materials: 2.5%
123,944	Linde PLC	32,660,483	0.4
2,374,966 (2)	Other Securities	163,797,941	2.1
		196,458,424	2.5
	Real Estate: 2.3%
2,111,881 (2)(3)	Other Securities	181,010,838	2.3

	Utilities: 2.7%
462,631	NextEra Energy, Inc.	35,691,982	0.5
2,775,002	Other Securities	170,695,871	2.2
		206,387,853	2.7
	Total Common Stock (Cost $4,410,271,425)	7,476,123,591	97.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Repurchase Agreements: 2.4%
10,105,480 (5)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $10,105,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $10,307,590, due 02/03/21-11/20/70)	$10,105,480	0.1
6,352,016 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $6,352,086, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $6,479,056, due 07/01/24-10/01/50)	6,352,016	0.1
8,582,962 (5)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $8,583,188, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $9,012,110, due 03/01/21-11/20/40)	8,582,962	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
29,988,753 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $29,988,983, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $30,588,528, due 01/25/21-10/15/62)	$29,988,753	0.4
10,263,781 (5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $10,263,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $10,469,057, due 01/14/21-01/20/69)	10,263,781	0.1
18,141,196 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $18,141,454, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $18,504,302, due 01/31/21-05/15/49)	18,141,196	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
25,102,663 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $25,102,856, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $25,604,716, due 01/26/21-01/01/51)	$25,102,663	0.3
4,140,582 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $4,140,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $4,223,394, due 01/04/21-12/01/50)	4,140,582	0.1
1,942,254 (5)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,942,267, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,981,099, due 03/02/21-08/15/29)	1,942,254	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
11,725,571 (5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $11,725,738, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $11,960,082, due 07/01/22-12/01/50)	$11,725,571	0.2
13,397,811 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $13,398,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $13,665,966, due 02/18/21-01/15/62)	13,397,811	0.2
10,172,095 (5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $10,172,240, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $10,379,294, due 02/28/25- 05/31/25)	10,172,095	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,289,648 (5)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $3,289,724, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $3,433,851, due 05/13/21- 11/01/40)	$3,289,648	0.1
29,764,730 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $29,765,252, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $30,435,696, due 07/15/22- 02/15/47)	29,764,730	0.4
1,867,850 (5)	Stonex Financial Inc., Repurchase Agreement dated 12/31/20, 0.14%, due 01/04/21 (Repurchase Amount $1,867,879, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,905,210, due 06/17/21-11/20/70)	1,867,850	0.0
	Total Repurchase Agreements (Cost $184,837,392)	184,837,392	2.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (5): 2.5%
182,313,233 (5)(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	$182,313,233	2.4
4,954,000 (5)(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	4,954,000	0.1
2,110,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,110,000	0.0
	Total Mutual Funds (Cost $189,377,233)	189,377,233	2.5
	Total Short-Term Investments (Cost $374,214,625)	374,214,625	4.9
	Total Investments in Securities (Cost $4,784,486,050)	$7,850,338,216	102.0
	Liabilities in Excess of Other Assets	(150,871,548)	(2.0)
	Net Assets	$7,699,466,668	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$7,476,123,591	$—	$—	$7,476,123,591
Short-Term Investments	189,377,233	184,837,392	—	374,214,625
Total Investments, at fair value	$7,665,500,824	$184,837,392	$—	$7,850,338,216
Other Financial Instruments+
Futures	1,190,150	—	—	1,190,150
Total Assets	$7,666,690,974	$184,837,392	$—	$7,851,528,366

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	1,378	03/19/21	$258,292,320	$1,190,150
			$258,292,320	$1,190,150
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,190,150
Total Asset Derivatives		$1,190,150

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$21,148,273
Total	$21,148,273
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(397,700)
Total	$(397,700)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,810,403,529.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,275,703,187
Gross Unrealized Depreciation	(234,578,350)
Net Unrealized Appreciation	$3,041,124,837
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Diversified REITs: 4.4%
288,010	VEREIT, Inc.	$10,883,898	4.4

	Health Care REITs: 8.9%
274,235	Healthcare Trust of America, Inc.	7,552,432	3.0
165,653	Ventas, Inc.	8,123,623	3.3
98,335	Welltower, Inc.	6,354,408	2.6
		22,030,463	8.9

	Hotel & Resort REITs: 3.5%
180,900	Apple Hospitality REIT, Inc.	2,335,419	1.0
201,031	MGM Growth Properties LLC	6,292,270	2.5
		8,627,689	3.5

	Hotels, Resorts & Cruise Lines: 0.6%
11,465	Marriott International, Inc.	1,512,463	0.6

	Industrial REITs: 16.6%
325,194	Duke Realty Corp.	12,998,004	5.2
233,952	ProLogis, Inc.	23,315,657	9.4
156,832	STAG Industrial, Inc.	4,911,978	2.0
		41,225,639	16.6

	Office REITs: 11.6%
54,086	Alexandria Real Estate Equities, Inc.	9,639,207	3.9
283,654	Brandywine Realty Trust	3,378,319	1.4
98,488	Columbia Property Trust, Inc.	1,412,318	0.6
83,052	Cousins Properties, Inc.	2,782,242	1.1
88,990	Highwoods Properties, Inc.	3,526,674	1.4
143,184	Hudson Pacific Properties, Inc.	3,439,279	1.4
110,300	Paramount Group, Inc.	997,112	0.4
222,039	Piedmont Office Realty Trust, Inc.	3,603,693	1.4
		28,778,844	11.6

	Residential REITs: 14.6%
36,755	American Campus Communities, Inc.	1,572,011	0.6
143,238 (1)	Apartment Income REIT Corp.	5,501,772	2.2
47,956	Camden Property Trust	4,791,764	1.9
89,725	Equity Residential	5,318,898	2.2
192,381	Invitation Homes, Inc.	5,713,716	2.3
42,921	Mid-America Apartment Communities, Inc.	$5,437,661	2.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs (continued)
13,083	Sun Communities, Inc.	1,987,962	0.8
151,400	UDR, Inc.	5,818,302	2.4
		36,142,086	14.6

	Retail REITs: 12.0%
135,700	Acadia Realty Trust	1,925,583	0.8
83,620	NETSTREIT Corp.	1,629,754	0.7
72,475	Regency Centers Corp.	3,304,135	1.3
372,166	Retail Properties of America, Inc.	3,185,741	1.3
173,340	Simon Property Group, Inc.	14,782,435	6.0
208,400	SITE Centers Corp.	2,109,008	0.8
69,388	Spirit Realty Capital, Inc.	2,787,316	1.1
		29,723,972	12.0

	Specialized REITs: 26.5%
22,548	American Tower Corp.	5,061,124	2.0
15,048	Crown Castle International Corp.	2,395,491	1.0
331,555	CubeSmart	11,143,563	4.5
95,073	CyrusOne, Inc.	6,954,590	2.8
12,566	Equinix, Inc.	8,974,386	3.6
56,034	Extra Space Storage, Inc.	6,492,099	2.6
57,047 (2)	Iron Mountain, Inc.	1,681,746	0.7
82,048	Life Storage, Inc.	9,795,711	4.0
81,447 (2)	QTS Realty Trust, Inc.	5,039,940	2.0
247,890	VICI Properties, Inc.	6,321,195	2.6
54,400	Weyerhaeuser Co.	1,824,032	0.7
		65,683,877	26.5
	Total Common Stock (Cost $219,315,951)	244,608,931	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Repurchase Agreements: 0.7%
714,962 (3)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $714,967, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $729,261, due 09/15/21-01/01/51)	714,962	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	$1,000,000	0.4
	Total Repurchase Agreements (Cost $1,714,962)	1,714,962	0.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
1,407,234 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,407,234)	$1,407,234	0.6
	Total Short-Term Investments (Cost $3,122,196)	3,122,196	1.3
	Total Investments in Securities (Cost $222,438,147)	$247,731,127	100.0
	Liabilities in Excess of Other Assets	(1,197)	—
	Net Assets	$247,729,930	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$244,608,931	$—	$—	$244,608,931
Short-Term Investments	1,407,234	1,714,962	—	3,122,196
Total Investments, at fair value	$246,016,165	$1,714,962	$—	$247,731,127

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $232,764,915.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,296,801
Gross Unrealized Depreciation	(12,330,590)
Net Unrealized Appreciation	$14,966,211
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.3%
	Communication Services: 2.3%
39,133 (1)	Liberty Latin America Ltd.	$433,985	0.1
43,100 (1)	Liberty Latin America Ltd. - Class A	479,703	0.1
476,300 (1)	Liberty TripAdvisor Holdings, Inc.	2,067,142	0.3
580,500 (2)(3)	Other Securities	10,679,113	1.8
		13,659,943	2.3
	Consumer Discretionary: 10.1%
16,781 (1)	Bright Horizons Family Solutions, Inc.	2,902,945	0.5
55,598	Brunswick Corp.	4,238,792	0.7
11,850 (1)	Deckers Outdoor Corp.	3,398,343	0.6
27,236	LCI Industries	3,531,964	0.6
1,394,338 (2)(3)	Other Securities	45,588,819	7.7
		59,660,863	10.1
	Consumer Staples: 3.6%
113,306 (1)	BJ’s Wholesale Club Holdings, Inc.	4,224,048	0.7
150,873 (1)	Performance Food Group Co.	7,183,064	1.2
171,462	Primo Water Corp.	2,688,524	0.5
93,933 (3)	Other Securities	6,852,149	1.2
		20,947,785	3.6
	Energy: 1.4%
713,000 (2)(3)	Other Securities	8,249,381	1.4

	Financials: 16.5%
88,158	BankUnited, Inc.	3,066,135	0.5
43,471	Commerce Bancshares, Inc.	2,856,045	0.5
314,810	First Horizon Corp.	4,016,976	0.7
75,191 (1)	Focus Financial Partners, Inc.	3,270,808	0.6
14,952	Kinsale Capital Group, Inc.	2,992,344	0.5
86,642	Lazard Ltd.	3,664,957	0.6
64,501	Moelis & Co.	3,016,067	0.5
15,145	Morningstar, Inc.	3,507,128	0.6
36,469	RLI Corp.	3,798,246	0.7
30,971	Signature Bank	4,190,066	0.7
60,639	Western Alliance Bancorp.	3,635,308	0.6
58,001	Wintrust Financial Corp.	3,543,281	0.6
2,427,514 (2)(3)	Other Securities	55,382,730	9.4
		96,940,091	16.5
	Health Care: 16.6%
35,876	Cantel Medical Corp.	2,829,181	0.5
62,079	Encompass Health Corp.	5,133,313	0.9
44,732 (1)	HealthEquity, Inc.	3,118,268	0.5
83,327 (1)	HMS Holdings Corp.	3,062,267	0.5
15,484 (1)	ICU Medical, Inc.	3,321,163	0.6
20,512 (1)	Molina Healthcare, Inc.	4,362,492	0.7
51,426 (1)	Syneos Health, Inc.	3,503,654	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
3,330,725 (2)(3)	Other Securities	$72,694,746	12.3
		98,025,084	16.6
	Industrials: 18.5%
59,965	Altra Industrial Motion Corp.	3,323,860	0.6
44,420	Applied Industrial Technologies, Inc.	3,464,316	0.6
65,681 (1)	IAA, Inc.	4,267,951	0.7
39,832	Lincoln Electric Holdings, Inc.	4,630,470	0.8
29,804	MSA Safety, Inc.	4,452,420	0.7
25,888 (1)	RBC Bearings, Inc.	4,634,987	0.8
69,945	Toro Co.	6,633,584	1.1
38,200 (1)	Wesco International, Inc.	2,998,700	0.5
202,017 (1)	WillScot Mobile Mini Holdings Corp.	4,680,734	0.8
33,259	Woodward, Inc.	4,041,966	0.7
1,992,125 (3)	Other Securities	65,758,342	11.2
		108,887,330	18.5
	Information Technology: 14.0%
25,263	CMC Materials, Inc.	3,822,292	0.6
35,531 (1)	Envestnet, Inc.	2,923,846	0.5
22,140 (1)	Guidewire Software, Inc.	2,850,082	0.5
50,580	Power Integrations, Inc.	4,140,479	0.7
40,419 (1)	Q2 Holdings, Inc.	5,114,216	0.9
43,548 (1)(4)	RealPage, Inc.	3,799,128	0.6
21,948 (1)	WEX, Inc.	4,467,076	0.8
1,811,079 (2)(3)	Other Securities	55,048,282	9.4
		82,165,401	14.0
	Materials: 5.8%
51,446	Aptargroup, Inc.	7,042,443	1.2
14,109	Quaker Chemical Corp.	3,575,079	0.6
1,012,348 (3)	Other Securities	23,490,545	4.0
		34,108,067	5.8
	Real Estate: 6.3%
100,365	CubeSmart	3,373,268	0.6
31,751	EastGroup Properties, Inc.	4,383,543	0.8
77,436	National Retail Properties, Inc.	3,168,681	0.5
1,419,571 (3)	Other Securities	25,953,811	4.4
		36,879,303	6.3
	Utilities: 2.2%
52,854	NorthWestern Corp.	3,081,917	0.5
76,657	Portland General Electric Co.	3,278,620	0.6
246,244 (3)	Other Securities	6,670,507	1.1
		13,031,044	2.2
	Total Common Stock
	(Cost $432,989,218)	572,554,292	97.3

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: —%
Health Care: —%
28,260 (1)(5)(6)	Aduro Biotech, Inc. - CVR	$—	—
Total Rights
	(Cost $—)	—	—
Total Long-Term Investments
	(Cost $432,989,218)	572,554,292	97.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Repurchase Agreements: 2.5%
2,582,314 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,582,334, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,633,960, due 01/25/21- 10/15/62)	2,582,314	0.5
2,530,176 (7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,530,212, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $2,580,819, due 01/31/21- 05/15/49)	2,530,176	0.4
1,352,577 (7)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,352,586, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,379,629, due 01/15/21- 01/01/51)	1,352,577	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,123,421 (7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,123,437, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $1,145,889, due 07/01/22- 12/01/50)	$1,123,421	0.2
1,153,678 (7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,153,694, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $1,176,769, due 02/18/21-01/15/62)	1,153,678	0.2
3,429,520 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,429,550, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $3,498,110, due 01/05/21- 12/20/50)	3,429,520	0.6

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,563,025 (7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,563,070, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $2,620,802, due 07/15/22- 02/15/47)	$2,563,025	0.4
	Total Repurchase Agreements (Cost $14,734,711)	14,734,711	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
16,106,368 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $16,106,368)	16,106,368	2.7
	Total Short-Term Investments (Cost $30,841,079)	30,841,079	5.2
	Total Investments in Securities (Cost $463,830,297)	$603,395,371	102.5
	Liabilities in Excess of Other Assets	(14,605,009)	(2.5)
	Net Assets	$588,790,362	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$572,554,292	$—	$—	$572,554,292
Rights	—	—	—	—
Short-Term Investments	16,106,368	14,734,711	—	30,841,079
Total Investments, at fair value	$588,660,660	$14,734,711	$—	$603,395,371
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Liabilities Table
Other Financial Instruments+
Futures	$(16,390)	$—	$—	$(16,390)
Total Liabilities	$(16,390)	$—	$—	$(16,390)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, VY® JPMorgan Small Cap Core Equity Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech, Inc. - CVR	10/6/2020	$—	$—
		$—	$—
At December 31, 2020, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	47	03/19/21	$4,640,780	$(16,390)
			$4,640,780	$(16,390)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$16,390
		$16,390

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,810,828
Total	$1,810,828
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(109,206)
Total	$(109,206)
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $472,715,956.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$151,260,723
Gross Unrealized Depreciation	(20,597,699)
Net Unrealized Appreciation	$130,663,024

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Income Portfolio
Class ADV	NII	$0.3559
Class I	NII	$0.4215
Class S	NII	$0.3912
Class S2	NII	$0.3885
All Classes	STCG	$0.2842
All Classes	LTCG	$0.4341
Voya High Yield Portfolio
Class ADV	NII	$0.4627
Class I	NII	$0.5201
Class S	NII	$0.4959
Class S2	NII	$0.4823
All Classes	ROC	$0.0053
Voya Large Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.1056
Class R6	NII	$0.1056
Class S	NII	$0.0520
Class S2	NII	$0.0234
All Classes	STCG	$0.0600
All Classes	LTCG	$2.3726
Voya Large Cap Value Portfolio
Class ADV	NII	$0.1797
Class I	NII	$0.2418
Portfolio Name	Type	Per Share Amount
Class R6	NII	$0.2419
Class S	NII	$0.2159
Class S2	NII	$0.2038
All Classes	STCG	$0.0063
All Classes	LTCG	$1.0247
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.1619
Class I	NII	$0.2263
Class S	NII	$0.2024
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.2376
Class I	NII	$0.3293
Class P2	NII	$0.3293
Class S	NII	$0.2875
Class S2	NII	$0.2619
All Classes	STCG	$0.0204
All Classes	LTCG	$0.6376
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.6643
Class I	NII	$0.8980
Class S	NII	$0.7893
Class S2	NII	$0.7377
All Classes	STCG	$1.1055
All Classes	LTCG	$2.4021

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Income Portfolio	14.61%
Voya Large Cap Growth Portfolio	99.95%
Voya Large Cap Value Portfolio	100.00%
Voya U.S. Stock Index Portfolio	93.65%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Income Portfolio	$14,167,103
Voya Large Cap Growth Portfolio	$669,820,320
Voya Large Cap Value Portfolio	$85,420,555
Voya U.S. Stock Index Portfolio	$271,478,624
VY® Clarion Real Estate Portfolio	$18,868,227
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	133	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 − Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021. .

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999-September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, CBRE Clarion Securities LLC and JPMorgan Investment Management Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”), for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and a Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category (except for Voya U.S. Stock Index Portfolio, as discussed below) and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. In addition, the Board considered Voya Limited Maturity Bond Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
In assessing the investment management and sub-advisory relationships, with respect to Voya U.S. Stock Index Portfolio, which seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index during these time periods.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of the Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses a Portfolio for other Portfolio-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) that there was a change in the Portfolio’s Sub-Adviser and investment strategies, effective May 1, 2019; and (3) its confidence in the Sub-Adviser’s ability to meet the Portfolio’s investment objective.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting and legal services, pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, one-year and ten-year periods, and the fourth quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account that the Portfolio outperformed its performance peer group average for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and Management’s representations that such difference was reasonable and within expectations.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

VY® Clarion Real Estate Portfolio
In considering whether to approve the renewal of the Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year, five-year and ten-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocation on the Portfolio’s performance; (2) changes to the Portfolio’s portfolio management team, effective January 1, 2020; and (3) ongoing periodic monitoring of the Portfolio’s performance by Management and the Board or its Investment Review Committee.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2   (1220-022321)

Annual Report

December 31, 2020

Voya Investors Trust	Voya Variable Insurance Trust
■ VY® BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■ VY® BrandywineGLOBAL — Bond Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Portfolio Mangers’ Reports	3
Shareholder Expense Examples	9
Report of Independent Registered Public Accounting Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Summary Portfolios of Investments (“Portfolio of Investments”)	29
Tax Information	50
Trustee and Officer Information	51
Advisory and Sub-Advisory Contract Approval Discussion	55

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,

For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?

Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.

In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.

Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.

2

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)
U.S. Treasury Obligations	52.3%
Corporate Bonds/Notes	24.9%
U.S. Government Agency Obligations	7.9%
Sovereign Bonds	6.0%
Commercial Mortgage-Backed Securities	1.5%
Asset-Backed Securities	0.4%
Purchased Options	0.4%
Municipal Bonds**	0.0%
Assets in Excess of Other Liabilities*	6.6%
Net Assets	100.0%

* Includes short-term investments.
** Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 11.15% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 10.99% for the same period.

Portfolio Specifics: The Portfolio was broadly positioned for a risk-on, reflationary environment entering 2020. The pandemic induced a sharp rally in U.S. rates over the first quarter of 2020 that negatively impacting the portfolio management team’s structural bias to being underweight U.S. nominal rates. However, we believe the easing of political and vaccine uncertainties in the second half of 2020 helped risk assets to stage a strong comeback. The U.S. election outcome and the commencement of mass inoculation added fuel to the reflationary outlook, resulting in a sell-off in U.S. nominal rates. The outbreak induced economic uncertainty that lowered inflation expectations worldwide, alongside the broader flight-to-quality move in the first quarter. This hurt the performance of the Portfolio’s long breakeven expressions in Japan, Italy, and Germany. The strong retracement in breakeven levels in the U.S., along with peripheral European countries and New Zealand, helped offset the losses from early in the year. The shift by central banks globally to ultra-dovish monetary alongside coordinated fiscal support supported the Portfolio’s allocation to spread assets. The Portfolio benefitted from overweight allocations in investment-grade credit, emerging market debt, and collateralized mortgage-backed securities.

Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	3.5%
United States Treasury Inflation Indexed Bonds, 0.500%, 01/15/28	3.3%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	3.3%
United States Treasury Inflation Indexed Bonds, 0.375%, 01/15/27	3.2%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/30	3.0%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	3.0%
Fannie Mae, 2.625%, 09/06/24	2.6%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/26	2.3%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/45	2.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Our tactical positioning in relative value themes also added to the outperformance. Positioning between Italy/Spain vs. Germany nominal rates strongly performed, as spreads compressed significantly due to the supportive monetary and fiscal policy that boosted the market’s confidence in Spain and Italy’s ability to recover. The EU-UK post-Brexit trade deal also helped the U.S. vs. UK 10-year breakeven position to outperform. The Portfolio Management Team’s strategic trading in Germany and Italy nominal rates further augmented performance. Our tactical Canadian vs. U.S. FX position and U.S. vs. EU nominal rates pared some of the positive performance.

Market Overview: The global markets in 2020 were shocked by the COVID-19 pandemic and geopolitical uncertainty. The year started with a reflationary outlook, but the emergence of the COVID-19 virus in the early first quarter that quickly spread across the globe sparked a massive risk-off move. The flight-to-safety trade resulted in an unprecedented, in our opinion, rally in rates over the first quarter. The U.S. Federal Reserve Board (“Fed”) lowered interest rates by 150 basis point (“1.50%”) via two emergency rate cuts, effectively bringing the Fed Fund Target rate to 0.00–0.25%. This was accompanied by historic coordinated fiscal and monetary stimulus programs. These programs helped taper market volatility over the second quarter, but the strict lockdown measures across the U.S. contributed to a significant increase in the unemployment rate. The U.S. unemployment rate jumped threefold to 14.7% before halving to approximately 6.7% in the late fourth quarter. The Fed and other major global central banks maintained a dovish tone, while the global governments coordinated fiscal stimulus programs to help their battered economies recover. This combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback, with U.S. equity indices touching record highs and 10-year inflation expectations ending the year on a 1-year high of approximately 1.98%, a material recovery from March’s low of approximately 0.55%. The increasing bifurcation between nominal and real rates contributed to the rise in breakeven levels. Clarity on the U.S. election outcome and positive vaccine development further supported the risk-on tone in late 2020. In Europe, the European Central Bank (“ECB”) and Bank of England announced record quantitative easing and monetary stimulus programs. This was paired with an unprecedented €750bn fiscal stimulus plan in the EU. The recovery plan is seen as a lifeline to many of the hardest-hit European countries to support their economies. The EU and the UK finally reached a trade deal in the fourth

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

quarter after a turbulent year of trade negotiations that led to a seesaw in risk sentiment. This brings a marked end to the four-year Brexit saga.

Current Strategy and Outlook: U.S.: The COVID-19 outbreak surged materially across the U.S. Hospitalizations and deaths peaked or are near record highs across many states. Despite the grim outbreak trajectory, positive vaccine developments and confirmed election results brightened the outlook, in our opinion. Risk assets largely retained their positive momentum into year-end 2020. In our opinion, political tail-risk substantially subsided with the confirmation of President-elect Joe Biden. The potential of a divided congress also diminished the plausibility of a material hike in corporate tax rate and sweeping policy reforms. The portfolio management team sees the success of the vaccine deployment as crucial to the recovery narrative in 2021. We believe the timing of effective and widely available COVID-19 vaccines will be a key driver of the restart, particularly in the face of increased risks to U.S. fiscal stimulus needed to sustain households and businesses through the virus shock. Encouraging news on the vaccine front strengthens our base case of a full restart by late 2021.

In our view, the resurgence of COVID-19 cases in the U.S. is likely to dent the economic recovery over the fourth quarter of 2020 and potentially into the first quarter of 2021. Most recent data points, such as the purchasing manager index, nonfarm payroll report, and high-frequency data points (e.g., initial jobless claims), indicated a deceleration in recovery progress. However, we believe robust support in the monetary space and the potential of more fiscal stimulus to support asset prices will maintain the recovery pace in the near term. In our view, monetary stimulus alone will not be enough to sustain the recovery. The success of passing the phase 4 fiscal stimulus will be crucial to the recovery dynamic and, ultimately, the overall economy’s health and prevent any permanent scarring (lost output from pre-COVID-19 levels), in our opinion.

On the inflation front, we believe that the recovery of price levels is likely to be uneven across industries. For example, we expect a prolonged headwind in the airline industry due to the vanishing needs from business travelers, while sectors such as energy may rebound faster due to the direct ties to the activity levels of the economy. The shift in the Fed’s policy framework from a toolkit of suppressing inflation to one that looks to bring back and sustain a reasonable amount of inflation is, in our view, likely to result in higher inflation expectations, in our view. We believe the central bank will likely curb nominal yield rises to prevent an unwanted tightening of financial conditions. Given this dynamic, we believe inflation will move towards the Fed’s 2% target (and potentially higher) over a longer horizon. As it relates to core Consumer Price Index (“CPI”), we estimate it to stay approximately 1.4 — 1.5% year-over-year (“YoY”) into year-end 2020, with headline CPI approximately 0.9% year-over-year by the end of 2020. We expect core CPI to then return to around 1.5% YoY by year-end 2021, before heading higher after that. Please note these estimates are subject to change.

Europe (incl. UK) — We believe that activity in the first quarter of 2021 will continue to be impacted by the virus while the vaccine is rolled out more broadly. In Germany, for example, we are seeing a new round of strict lockdowns, lasting until January 2021. We believe that fiscal and monetary support will remain the main driver of markets in the first quarter of 2021, while risk assets remain well-supported in Europe given the ECB’s significant presence in the market.

One theme we anticipate in the first quarter of 2021 is the backup in European yields as the market prices in a return to normality in the second quarter. Germany’s issuance plan will be of focus, although we expect these to be tilted towards the longer-end (bond issuance vs. bills), providing a further catalyst for a duration selloff. In Italy, debt to GDP is expected to reach almost 160% this year, but in our opinion, we don’t see this as an immediate issue given low yields. Continued ECB buying (the pandemic emergency purchase program was extended in size and duration in early December) is aimed at keeping financial conditions easy and we believe it should dampen any material pick up in volatility. Italy is the largest beneficiary of the recovery fund, however we don’t expect the first funds to be distributed until mid-2021.

In the UK, the Brexit situation remains fluid, which will impact the outlook of the first quarter of 2021. Talks with Europe have extended past the Sunday, December 13th deadline, which the market is taking as a positive indication that a deal is close. The higher reliance on the service sector of the UK economy has resulted in a worse 2020 contraction. Even with a Brexit trade deal, we could see an impact on the recovery pace as businesses adjust to the new regime.

Headline inflation in the Euro area remained in negative territory in November (–0.3% YoY). The pandemic’s resurgence has put a dent in the recovery progress and renewed downside pressure on the demand-side (e.g., energy and consumer). In our opinion, we may not see material recovery in inflation until early-mid 2021, when the vaccine becomes more accessible by the general public.

In Japan — In our view, the Japanese economy’s recovery continued to be bumpy as the recent resurgence of the outbreak cast new uncertainty. The latest economic survey showed that although business conditions continued to improve, the sectorial gap between the manufacturing and non-manufacturing sector further widened. In manufacturing, the outlook continued to improve, leading by autos and production equipment. In non-manufacturing, business sentiment showed bottoming signs, but sectors that were harshly impacted by the pandemic, such as the hospitality sector, continued to face a notable headwind. Corporations readjusted their fiscal year 2020 capital expenditures from +1.4% in September to –1.2% in December, reflecting earnings deterioration and uncertainty around the business outlook. However, the country’s labor market remained robust, compared to its developed market peers, as the understaffing trend continued.

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Nonetheless, any hope of a quick rebound in economic activity has diminished as the country prepares for a protracted recovery. We expect the Bank of Japan to stay dovish in its policymaking. The central bank has taken several easing measures since March, mainly through quantitative easing and yield curve controls . The Japanese government also dished out new fiscal support to further cushion the economy. Most recently, the government announced on Monday, December 14th, that it will compile a third extra budget of approximately 21.84 trillion yen for fiscal 2020 to dampen the economic fallout.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	10.65%	4.15%	2.71%
Class I	11.15%	4.75%	3.31%
Class S	10.95%	4.50%	3.07%
TIPS Index	10.99%	5.08%	3.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)
Corporate Bonds/Notes	54.9%
U.S. Treasury Obligations	28.1%
U.S. Government Agency Obligations	5.4%
Commercial Mortgage-Backed Securities	3.5%
Collateralized Mortgage Obligations	1.5%
Asset-Backed Securities	0.3%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio* (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, Portfolio Managers** of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2020, the Portfolio’s shares provided a total return of 17.47% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period.

Portfolio Specifics — With the onset of the global pandemic in early March and ensuing market volatility, we increased our investment grade corporate exposure in late March and continued to favor this sector throughout 2020. With the implicit backstop of the U.S. Federal Reserve Board and attractive yields, we felt that investment grade corporates offered the best risk/return opportunity in our investment universe. Corporate spreads narrowed substantially during the remainder of the year and this was the largest contributor to performance.

As economic data began to improve in late summer, our investment team became concerned about interest rate sensitivity in the Portfolio. U.S. Treasury yields fell sharply during the first part of the year and fell again in early August. At this time, our valuation models and macro outlook suggested that yields could move higher. With this in mind, we initiated a short position in long-dated U.S. Treasuries to reduce the Portfolio’s interest rate sensitivity. This short position along with a modest reduction in our corporate credit positions reduced the Portfolio’s duration by almost half. This Portfolio shift contributed to returns during the latter part of the year as Treasury yields moved higher in late 2020.

Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)
United States Treasury Floating Rate Note, 0.209%, 04/30/22	11.4%
United States Treasury Floating Rate Note, 0.150%, 07/31/22	9.9%
United States Treasury Floating Rate Note, 0.150%, 10/31/22	6.8%
Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/39	3.2%
Federal Home Loan Banks, 1.875%, 07/07/21	3.1%
FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/45	3.0%
Freeport-McMoRan, Inc., 5.450%, 03/15/43	2.7%
International Business Machines Corp., 4.250%, 05/15/49	2.5%
JPMorgan Chase & Co., 4.493%, 03/24/31	2.5%
Freddie Mac, 1.125%, 08/12/21	2.3%
Portfolio holdings are subject to change daily.

Markets continued to improve for the remainder of 2020 as investors focused on the prospects of an eventual re-opening of the economy. As our investment grade corporate positions rallied, we trimmed select positions due to valuations and rotated exposure to more cyclically oriented credits with more attractive valuations such as select energy companies. Due to continued concerns around rising Treasury yields, we maintained our short position through the end of the year.

Current Strategy and Outlook: We believe our outlook for 2021 is constructive for growth in the U.S. and globally. We believe the large-scale support from central banks around the world, multiple COVID-19 vaccines and pent up consumer and business demand should support growth in 2021. As such, we continue to overweight select investment grade credit positions which should continue to benefit from an improving growth backdrop, in our opinion. Corporate spreads have narrowed, and we anticipate reducing exposure gradually overtime due to valuations. We remain concerned about rising interest rates and expect to limit the Portfolio’s interest rate sensitivity where possible.

*	Effective July 31, 2020, the Investment Adviser entered into a new sub-advisory agreement with Brandywine Global Investment Management, LLC due to a change in control of Legg Mason Inc., its parent company. The new sub-advisory agreement includes the same terms and same portfolio management teams as was in place under the Portfolio’s previous agreement.
**	Effective December 31, 2020, Stephen S. Smith stepped down from the portfolio management team and no longer serves as a portfolio manager of the Portfolio. Mr. Smith has transitioned to an advisory role at Brandywine.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

7

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL - Bond Portfolio	17.47%	6.10%	5.22%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL - Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,050.20	1.22%	$6.29	$1,000.00	$1,019.00	1.22%	$6.19
Class I	1,000.00	1,052.80	0.62	3.20	1,000.00	1,022.02	0.62	3.15
Class S	1,000.00	1,052.10	0.87	4.49	1,000.00	1,020.76	0.87	4.42

VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$1,077.30	0.58%	$3.03	$1,000.00	$1,022.22	0.58%	$2.95

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolio of investments and summary portfolio of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2021

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*	$279,600,220	$298,526,408
Short-term investments at fair value†	14,416,461	1,927,459
Cash collateral for futures contracts	10,114	2,658,881
Cash pledged for centrally cleared swaps (Note 2)	4,000,490	—
Cash pledged as collateral for OTC derivatives (Note 2)	300,000	—
Foreign currencies at value‡	204,791	—
Receivables:
Investment securities sold	1,613,603	14,478,151
Fund shares sold	2,133,417	98,000
Dividends	145	280
Interest	1,059,171	2,078,288
Unrealized appreciation on forward foreign currency contracts	4,043	—
Unrealized appreciation on OTC swap agreements	760,867	—
Variation margin receivable on centrally cleared swaps	69,898	—
Prepaid expenses	1,235	946
Other assets	17,771	5,621
Total assets	304,192,226	319,774,034

LIABILITIES:
Payable for investment securities purchased	1,868,483	—
Payable for fund shares redeemed	46,501	825,142
Unrealized depreciation on forward foreign currency contracts	241,343	—
Unrealized depreciation on OTC swap agreements	461	—
Cash received as collateral for OTC derivatives (Note 2)	910,000	—
Payable for investment management fees	123,697	158,091
Payable for distribution and shareholder service fees	56,975	—
Payable to trustees under the deferred compensation plan (Note 6)	17,771	5,621
Payable for trustee fees	1,409	1,412
Other accrued expenses and liabilities	109,327	118,396
Written options, at fair valueˆ	1,314,217	—
Total liabilities	4,690,184	1,108,662
NET ASSETS	$299,502,042	$318,665,372

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,857,818	$273,281,851
Total distributable earnings (loss)	(44,355,776)	45,383,521
NET ASSETS	$299,502,042	$318,665,372

* Cost of investments in securities	$254,134,686	$280,217,441
† Cost of short-term investments	$14,416,461	$1,927,459
‡ Cost of foreign currencies	$202,123	$—
ˆ Premiums received on written options	$1,529,705	$—

See Accompanying Notes to Financial Statements

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$47,352,416	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,608,276	n/a
Net asset value and redemption price per share	$10.28	n/a

Class I
Net assets	$92,766,513	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,682,526	n/a
Net asset value and redemption price per share	$10.68	n/a

Class S
Net assets	$159,383,113	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	15,038,126	n/a
Net asset value and redemption price per share	$10.60	n/a

Portfolio(1)
Net assets	n/a	$318,665,372
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	26,480,996
Net asset value and redemption price per share	n/a	$12.03

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$12,706	$34,911
Interest, net of foreign taxes withheld*	4,870,353	7,045,669
Total investment income	4,883,059	7,080,580

EXPENSES:
Investment management fees	1,509,070	1,412,589
Distribution and shareholder service fees:
Class ADV	272,049	—
Class S	377,122	—
Transfer agent fees (Note 6):		1,455
Class ADV	11,912	—
Class I	22,519	—
Class S	39,635	—
Shareholder reporting expense	32,445	15,586
Professional fees	65,597	90,832
Custody and accounting expense	140,245	43,485
Trustee fees	11,273	11,301
Miscellaneous expense	15,366	8,818
Interest expense	199	155
Total expenses	2,497,432	1,584,221
Recouped/(Waived and reimbursed fees)	(112,726)	60,421
Net expenses	2,384,706	1,644,642
Net investment income	2,498,353	5,435,938

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,117,255	19,573,696
Forward foreign currency contracts	(1,053,595)	—
Foreign currency related transactions	(95,200)	—
Futures	909,161	1,715,341
Swaps	(800,441)	—
Written options	793,385	—
Net realized gain	8,870,565	21,289,037
Net change in unrealized appreciation (depreciation) on:
Investments	16,563,738	17,806,167
Forward foreign currency contracts	20,127	—
Foreign currency related transactions	(52,176)	—
Futures	223,237	378,359
Swaps	1,534,471	—
Written options	(250,662)	—
Net change in unrealized appreciation (depreciation)	18,038,735	18,184,526
Net realized and unrealized gain	26,909,300	39,473,563
Increase in net assets resulting from operations	$29,407,653	$44,909,501

* Foreign taxes withheld	$104	$—

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$2,498,353	$4,538,326	$5,435,938	$4,456,750
Net realized gain	8,870,565	2,975,651	21,289,037	10,395,524
Net change in unrealized appreciation (depreciation)	18,038,735	13,446,499	18,184,526	2,714,705
Increase in net assets resulting from operations	29,407,653	20,960,476	44,909,501	17,566,979

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(7,776,746)	(3,417,729)
Class ADV	(369,573)	(858,621)	—	—
Class I	(1,038,565)	(1,810,500)	—	—
Class S	(1,464,646)	(3,314,035)	—	—
Return of capital:
Class ADV	(258,130)	—	—	—
Class I	(465,220)	—	—	—
Class S	(834,668)	—	—	—
Total distributions	(4,430,802)	(5,983,156)	(7,776,746)	(3,417,729)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,965,213	68,026,433	216,779,069	43,513,332
Reinvestment of distributions	4,430,802	5,983,156	7,776,746	3,417,729
	64,396,015	74,009,589	224,555,815	46,931,061
Cost of shares redeemed	(67,828,595)	(49,588,217)	(125,915,207)	(72,346,903)
Net increase (decrease) in net assets resulting from capital share transactions	(3,432,580)	24,421,372	98,640,608	(25,415,842)
Net increase (decrease) in net assets	21,544,271	39,398,692	135,773,363	(11,266,592)

NET ASSETS:
Beginning of year or period	277,957,771	238,559,079	182,892,009	194,158,601
End of year or period	$299,502,042	$277,957,771	$318,665,372	$182,892,009

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-20	9.42	0.05		0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—	0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
Class I
12-31-20	9.78	0.12		0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—	0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
Class S
12-31-20	9.70	0.09		0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—	0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
VY® BrandywineGLOBAL- Bond Portfolio
12-31-20	10.51	0.22	•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-two active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign

(non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2020, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to their derivative transactions failed to perform would be $1,761,255 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC interest rate swaps were they to be unwound as of December 31, 2020. At December 31, 2020, BlackRock Inflation Protected Bond had received $910,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2020, BlackRock Inflation Protected Bond had a liability position of $1,497,477 on forward foreign currency contracts, OTC interest rate swaps and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2020, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2020, BlackRock Inflation Protected Bond pledged $300,000 in cash collateral for their open OTC derivative transactions.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had average contract amounts of $15,902,263 and $29,899,333 on forward foreign currency contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2020, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended December 31, 2020, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
BlackRock Inflation Protected Bond	$65,299,729	$24,491,238
Bond Portfolio	—	57,695,438

Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2020.

At December 31, 2020, BlackRock Inflation Protected Bond had pledged U.S. Treasuries with an original par value of $292,000 as collateral for open futures contracts.

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written exchange-traded futures contracts to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $36,571,388 and $24,749,277, respectively, on purchased and written exchange-traded futures contracts. Please refer to the tables within the Portfolio of Investments for open purchased and written options on exchange-traded futures contracts at December 31, 2020.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $63,524,658 and $267,390,564, respectively, on purchased and written interest rate swaptions. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2020.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written foreign currency options to manage its foreign exchange exposure and to generate income. BlackRock Inflation Protected Bond had average notional values of $2,082,468 and

$2,752,941, respectively, on purchased and written foreign currency options. There were no open purchased and written foreign currency options at December 31, 2020.

During the year ended December 31, 2020, BlackRock Inflation Protected Bond had purchased and written inflation rate caps and floors to gain exposure to interest rates and generate income as disclosed below. Please refer to the tables within the Portfolio of Investments for open purchased and written inflation rate caps at December 31, 2020. There were no purchased and written inflation rate floors at December 31, 2020.

	Purchased	Written
Inflation rate caps	$14,922,000	$14,922,000
Inflation rate floors	7,756,667	15,503,333

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for BlackRock Inflation Protected Bond was $96,642,869.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amount on short interest rate swaps for BlackRock Inflation Protected Bond was $110,164,826.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2020.

At December 31, 2020, BlackRock Inflation Protected Bond pledged $4,000,490 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amount on long inflation-linked swaps for BlackRock Inflation Protected Bond was $21,973,206.

For the year ended December 31, 2020, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $159,693,245.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2020.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$97,614,412	$103,339,421
Bond Portfolio	242,165,725	146,654,877

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$139,960,401	$145,380,627
Bond Portfolio	206,164,286	199,431,341

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio	Brandywine Global Investment Management, LLC(2)

(2)	Effective July 31, 2020, the Investment Adviser entered into a new sub-advisory agreement with Brandywine Global Investment Management, LLC due to a change in control of Legg Mason, Inc., its parent company. The new sub-advisory agreement includes the same terms and same portfolio management team as the previous agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE
(continued)

the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	17.36%
Voya Solution 2025 Portfolio	Bond Portfolio	17.84
Voya Solution 2035 Portfolio	Bond Portfolio	8.39
Voya Solution Income Portfolio	Bond Portfolio	13.41

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
BlackRock Inflation Protected Bond	$73,034
Bond Portfolio	—

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2021	2022	2023	Total
Bond Portfolio	$271,640	$46,992	$—	$318,632

The Expense Limitation Agreements are contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2020.

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	4	$1,660,500	1.08%
Bond Portfolio	1	3,402,000	1.29

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2020	577,915	—	63,818	(796,757)	(155,024)	5,686,844	—	627,703	(7,736,821)	(1,422,274)
12/31/2019	318,553	—	93,232	(580,639)	(168,854)	2,939,064	—	858,622	(5,353,509)	(1,555,823)
Class I
12/31/2020	3,301,547	—	146,726	(3,843,806)	(395,533)	33,787,048	—	1,503,785	(38,878,240)	(3,587,407)
12/31/2019	6,137,405	—	188,348	(1,647,916)	4,677,837	57,920,215	—	1,810,501	(15,943,201)	43,787,515
Class S
12/31/2020	2,037,324	—	225,742	(2,105,881)	157,185	20,491,321	—	2,299,314	(21,213,534)	1,577,101
12/31/2019	761,622	—	349,295	(2,978,878)	(1,867,961)	7,167,154	—	3,314,034	(28,291,507)	(17,810,319)
Bond Portfolio
12/31/2020	19,460,953	—	684,573	(11,060,737)	9,084,789	216,779,069	—	7,776,746	(125,915,207)	98,640,608
12/31/2019	4,249,162	—	335,400	(7,133,760)	(2,549,198)	43,513,332	—	3,417,729	(72,346,903)	(25,415,842)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2020, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, capital loss carryforwards, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Return of Capital	Ordinary Income
BlackRock Inflation Protected Bond	$2,872,784	$1,558,018	$5,983,156
Bond Portfolio	7,776,746	—	3,417,729

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:

	Undistributed Ordinary	Undistributed Long-Term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$—	$—	$27,393,950	$(4,898,384)	Short-term	None
				(66,071,834)	Long-term	None
				$(70,970,218)
Bond Portfolio	24,047,353	3,030,365	18,308,967	$—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal

Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE
(“LIBOR”) (continued)

market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the

Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.9%
		Communications: 0.7%
1,000,000		Alibaba Group Holding Ltd., 3.125%, 11/28/2021	$1,019,854	0.3
616,000	(1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	702,117	0.2
434,000		Other Securities	485,553	0.2
			2,207,524	0.7

		Consumer, Cyclical: 1.9%
1,750,000		American Honda Finance Corp., 0.650%–2.600%, 11/16/2022–09/08/2023	1,797,891	0.6
3,000,000	(1)	BMW US Capital LLC, 3.800%, 04/06/2023	3,222,859	1.1
150,000	(1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	157,727	0.0
570,000		Other Securities	592,528	0.2
			5,771,005	1.9

		Consumer, Non-cyclical: 1.1%
2,500,000		Philip Morris International, Inc., 2.625%, 03/06/2023	2,625,950	0.9
444,000		Other Securities	498,087	0.2
			3,124,037	1.1

		Energy: 0.9%
1,550,000		BP Capital Markets PLC, 3.561%, 11/01/2021	1,591,715	0.5
1,000,000	(1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	1,037,896	0.3
135,000		Other Securities	157,510	0.1
			2,787,121	0.9

		Financial: 18.2%
1,885,000	(1)	AIA Group Ltd., 0.759%, (US0003M + 0.520%), 09/20/2021	1,884,755	0.6
1,000,000	(1)	AIG Global Funding, 0.450%, 12/08/2023	1,000,238	0.3
200,000		American Express Co., 2.500%, 08/01/2022	206,425	0.1
2,000,000		American Express Co., 3.700%, 08/03/2023	2,166,681	0.7
2,000,000	(2)	Bank of America Corp., 2.816%, 07/21/2023	2,077,429	0.7
4,854,000	(2)	Bank of America Corp., 1.898%–3.705%, 01/23/2022–07/23/2031	5,044,599	1.7
1,300,000		Bank of Montreal, 0.450%, 12/08/2023	1,304,956	0.4
1,250,000	(2)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	1,288,697	0.4
740,000	(1)	Banque Federative du Credit Mutuel SA, 0.650%, 02/27/2024	742,318	0.2
760,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	785,067	0.3
2,500,000	(2)	Citibank NA, 2.844%, 05/20/2022	2,524,057	0.8
3,000,000	(2)	Citigroup, Inc., 0.776%, 10/30/2024	3,020,921	1.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
125,000	(2)	Citigroup, Inc., 2.666%, 01/29/2031	$134,190	0.1
4,000,000		Credit Suisse AG/New York NY, 1.000%, 05/05/2023	4,061,664	1.4
200,000	(1),(2)	Danske Bank A/S, 1.171%, 12/08/2023	200,988	0.0
200,000	(1)	Danske Bank A/S, 1.226%, 06/22/2024	202,915	0.1
1,000,000	(2)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,020,402	0.3
2,000,000	(2)	Goldman Sachs Group, Inc./The, 0.627%, 11/17/2023	2,008,761	0.7
3,500,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	3,706,061	1.3
1,441,000	(2)	JPMorgan Chase & Co., 3.559%–4.493%, 04/23/2024–03/24/2031	1,592,316	0.5
870,000	(2)	KeyBank NA/Cleveland OH, 0.423%, 01/03/2024	871,218	0.3
1,614,000	(1)	MassMutual Global Funding II, 0.850%, 06/09/2023	1,634,209	0.6
1,170,000	(1)	Metropolitan Life Global Funding I, 0.900%, 06/08/2023	1,185,041	0.4
2,000,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,068,269	0.7
1,700,000	(2)	Mizuho Financial Group, Inc., 1.241%–3.922%, 07/10/2024–09/11/2024	1,742,773	0.6
4,000,000		Morgan Stanley, 2.750%, 05/19/2022	4,131,619	1.4
239,000	(2)	Morgan Stanley, 3.772%–4.000%, 07/23/2025–01/24/2029	274,723	0.1
1,000,000	(1)	Nationwide Building Society, 2.000%, 01/27/2023	1,032,441	0.3
1,800,000		Sumitomo Mitsui Financial Group, Inc., 2.846%–3.936%, 01/11/2022–10/16/2023	1,916,845	0.6
1,400,000	(1)	Swedbank AB, 0.600%, 09/25/2023	1,403,794	0.5
2,100,000		Wells Fargo & Co., 3.500%, 03/08/2022	2,177,523	0.7
303,000	(2)	Wells Fargo & Co., 3.000%–3.584%, 10/23/2026–05/22/2028	340,974	0.1
809,000		Other Securities	841,601	0.3
			54,594,470	18.2

		Industrial: 0.2%
425,000		Other Securities	480,059	0.2

		Technology: 1.8%
1,000,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/2023	1,040,672	0.3

See Accompanying Notes to Financial Statements

29

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
2,275,000		International Business Machines Corp., 2.850%, 05/13/2022	$2,356,213	0.8
500,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.150%, 05/01/2027	551,526	0.2
1,055,000		Oracle Corp., 2.500%–3.600%, 05/15/2022–04/01/2050	1,091,126	0.4
313,000		Other Securities	355,836	0.1
			5,395,373	1.8

		Utilities: 0.1%
301,000		Other Securities	322,870	0.1
		Total Corporate Bonds/Notes (Cost $73,440,633)	74,682,459	24.9

MUNICIPAL BONDS: 0.0%
		: 0.0%
85,000		Other Securities	104,897	0.0
		Total Municipal Bonds (Cost $101,108)	104,897	0.0

U.S. TREASURY OBLIGATIONS: 52.3%
		Treasury Inflation Indexed Protected Securities: 51.8%
4,648,242		0.125%,10/15/2024	4,984,929	1.7
3,903,771		0.125%,10/15/2025	4,245,921	1.4
6,371,150		0.125%,07/15/2026	7,008,657	2.3
1,983,657		0.125%,01/15/2030	2,213,987	0.7
8,124,720		0.125%,07/15/2030	9,118,429	3.0
2,427,835		0.250%,07/15/2029	2,749,598	0.9
2,790,292		0.250%,02/15/2050	3,330,354	1.1
2,992,105		0.375%,07/15/2025	3,287,129	1.1
8,492,845		0.375%,01/15/2027	9,480,328	3.2
9,346,047		0.375%,07/15/2027	10,518,489	3.5
8,674,428		0.500%,01/15/2028	9,839,450	3.3
8,137,308		0.625%,01/15/2026	9,085,461	3.0
3,539,250		0.625%,02/15/2043	4,416,218	1.5
8,381,626		0.750%,07/15/2028	9,751,904	3.3
4,683,998		0.750%,02/15/2042	5,967,564	2.0
5,086,542	(3)	0.750%,02/15/2045	6,566,646	2.2
2,770,812		0.875%,01/15/2029	3,257,646	1.1
2,087,265		0.875%,02/15/2047	2,809,471	0.9
3,423,198		1.000%,02/15/2046	4,673,593	1.6
2,819,333		1.000%,02/15/2048	3,929,478	1.3
2,519,689		1.000%,02/15/2049	3,552,364	1.2
3,843,374		1.375%,02/15/2044	5,539,994	1.9
2,789,112	(3)	1.750%,01/15/2028	3,422,334	1.1
3,896,432		2.000%,01/15/2026	4,634,049	1.6
1,892,977		2.125%,02/15/2040	2,934,253	1.0
2,514,820		2.125%,02/15/2041	3,947,211	1.3
3,663,106		2.375%,01/15/2027	4,555,460	1.5
2,146,656		2.500%,01/15/2029	2,821,003	0.9
1,863,052		3.375%,04/15/2032	2,839,673	1.0
2,568,480		0.125%–3.875%, 04/15/2023–04/15/2029	3,478,822	1.2
			154,960,415	51.8
	Principal Amount†			Value	Percentage of Net Assets
			U.S. Treasury Bonds: 0.5%
	1,565,000	(3)	1.125%–1.375%, 08/15/2040–08/15/2050	$1,493,912	0.5
			Total U.S. Treasury Obligations (Cost $136,842,924)	156,454,327	52.3

U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 7.9%
			Federal Home Loan Bank: 2.5%
	5,255,000		2.875%,09/13/2024	5,764,486	1.9
	1,515,000		3.250%,11/16/2028	1,812,179	0.6
				7,576,665	2.5

			Federal Home Loan Mortgage Corporation: 0.3%
	805,000		2.375%,01/13/2022	823,662	0.3

			Federal National Mortgage Association: 4.3%(4)
	4,830,000		1.875%,09/24/2026	5,223,936	1.7
	7,120,000		2.625%,09/06/2024	7,744,950	2.6
				12,968,886	4.3

			Other U.S. Agency Obligations: 0.8%
	2,190,000		2.875%,12/21/2023	2,360,459	0.8
			Total U.S. Government Agency Obligations (Cost $21,579,251)	23,729,672	7.9

SOVEREIGN BONDS: 6.0%
	2,500,000		Israel Government AID Bond, 5.500%, 04/26/2024	2,919,424	1.0
EUR	1,736,933	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	2,382,047	0.8
JPY	329,954,880		Japanese Government CPI Linked Bond, 0.100%, 03/10/2028	3,205,440	1.1
JPY	249,752,500		Japanese Government CPI Linked Bond, 0.100%, 03/10/2029	2,431,129	0.8
NZD	1,335,000		New Zealand Government Bond, 1.750%, 05/15/2041	947,519	0.3
NZD	2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	2,223,883	0.7
NZD	1,158,000		New Zealand Government Inflation Linked Bond, 2.000%, 09/20/2025	1,036,109	0.3
EUR	720,000	(1)	Spain Government Bond, 0.500%, 04/30/2030	922,101	0.3
EUR	435,000	(1)	Spain Government Bond, 1.000%, 10/31/2050	550,556	0.2
EUR	533,965	(1)	Spain Government Inflation Linked Bond, 1.000%, 11/30/2030	783,645	0.3
	565,000		Other Securities	619,984	0.2
			Total Sovereign Bonds (Cost $16,136,655)	18,021,837	6.0

See Accompanying Notes to Financial Statements

30

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
1,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	$1,176,279	0.4
1,000,000		GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,142,776	0.4
700,000		Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	795,896	0.3
1,216,000		Other Securities	1,369,822	0.4
		Total Commercial Mortgage-Backed Securities (Cost $3,957,294)	4,484,773	1.5

ASSET-BACKED SECURITIES: 0.4%
		Student Loan Asset-Backed Securities: 0.4%
260,000	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	272,740	0.1
800,000	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	830,883	0.3
		Total Asset-Backed Securities (Cost $1,067,761)	1,103,623	0.4

	Value	Percentage of Net Assets

PURCHASED OPTIONS(5): 0.4%
Total Purchased Options (Cost $1,009,060)	1,018,632	0.4
Total Long-Term Investments (Cost $254,134,686)	279,600,220	93.4

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.8%
		Mutual Funds: 4.8%
14,416,461	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $14,416,461)	14,416,461	4.8
		Total Short-Term Investments (Cost $14,416,461)	14,416,461	4.8
		Total Investments in Securities (Cost $268,551,147)	$294,016,681	98.2
		Assets in Excess of Other Liabilities	5,485,361	1.8
		Net Assets	$299,502,042	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

Currency Abbreviations:

EUR	EU Euro
JPY	Japanese Yen
NZD	New Zealand Dollar

Reference Rate Abbreviations:
US0003M  3-month LIBOR

See Accompanying Notes to Financial Statements

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Purchased Options	$22,287	$996,345	$—	$1,018,632
Corporate Bonds/Notes	—	74,682,459	—	74,682,459
Municipal Bonds	—	104,897	—	104,897
Commercial Mortgage-Backed Securities	—	4,484,773	—	4,484,773
Sovereign Bonds	—	18,021,837	—	18,021,837
U.S. Government Agency Obligations	—	23,729,672	—	23,729,672
Asset-Backed Securities	—	1,103,623	—	1,103,623
U.S. Treasury Obligations	—	156,454,327	—	156,454,327
Short-Term Investments	14,416,461	—	—	14,416,461
Total Investments, at fair value	$14,438,748	$279,577,933	$—	$294,016,681
Other Financial Instruments+
Centrally Cleared Swaps	—	4,273,102	—	4,273,102
Forward Foreign Currency Contracts	—	4,043	—	4,043
Futures	99,370	—	—	99,370
OTC Swaps	—	760,867	—	760,867
Total Assets	$14,538,118	$284,615,945	$—	$299,154,063
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(3,091,607)	$—	$(3,091,607)
Forward Foreign Currency Contracts	—	(241,343)	—	(241,343)
Futures	(37,135)	—	—	(37,135)
OTC Swaps	—	(461)	—	(461)
Written Options	(58,544)	(1,255,673)	—	(1,314,217)
Total Liabilities	$(95,679)	$(4,589,084)	$—	$(4,684,763)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	375,684	USD	295,000	Citibank N.A.	03/11/21	$195
USD	295,000	CAD	376,389	Citibank N.A.	03/17/21	(753)
USD	134,774	EUR	110,554	Commonwealth Bank of Australia	01/06/21	(290)
USD	5,609,515	JPY	582,856,000	Deutsche Bank AG	01/06/21	(35,449)
USD	2,175,907	EUR	1,825,000	Goldman Sachs International	01/06/21	(53,701)
EUR	1,857,000	USD	2,272,597	UBS AG	01/06/21	(3,893)
USD	2,185,613	EUR	1,825,000	UBS AG	01/06/21	(43,996)
USD	4,075,665	NZD	5,808,000	UBS AG	01/06/21	(103,261)
USD	2,274,131	EUR	1,857,000	UBS AG	02/03/21	3,848
						$(237,300)

See Accompanying Notes to Financial Statements

32

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	14	03/31/21	$3,093,672	$201
U.S. Treasury 5-Year Note	313	03/31/21	39,489,352	88,627
U.S. Treasury Ultra 10-Year Note	29	03/22/21	4,534,422	8,106
			$47,117,446	$96,934
Short Contracts:
Canada 10-Year Bond	(16)	03/22/21	(1,874,146)	(5,329)
Euro-Bund	(23)	03/08/21	(4,991,290)	(4,514)
Euro-Buxl® 30-year German Government Bond	(2)	03/08/21	(550,326)	(4,918)
Long-Term Euro-BTP	(11)	03/08/21	(2,042,721)	(11,431)
U.S. Treasury 10-Year Note	(49)	03/22/21	(6,765,828)	(10,943)
U.S. Treasury Ultra Long Bond	(1)	03/22/21	(213,562)	2,436
			$(16,437,873)	$(34,699)

At December 31, 2020, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.298)%	Annual	01/16/22	EUR	2,480,000	$7,032	$7,032
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.479)	Annual	03/05/22	EUR	1,230,000	662	662
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.477)	Annual	03/06/22	EUR	730,000	403	403
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.493)	Annual	03/09/22	EUR	880,000	296	296
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.250)	Annual	06/24/22	EUR	560,000	2,828	2,828
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.290)	Annual	06/25/22	EUR	210,000	911	911
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.280)	Annual	06/26/22	EUR	210,000	949	949
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.275)	Annual	06/30/22	EUR	210,000	971	971
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.292)	Annual	07/16/22	EUR	780,000	3,417	3,417
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.301)	Annual	07/20/22	EUR	1,240,000	5,229	5,229
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.301)	Annual	07/20/22	EUR	1,300,000	5,494	5,494
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.320)	Annual	09/29/22	EUR	1,150,000	4,921	4,921
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.340)	Annual	10/02/22	EUR	1,250,000	4,874	4,874
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.336)	Annual	10/02/22	EUR	1,170,000	4,663	4,663
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.341)	Annual	11/02/22	EUR	810,000	3,365	3,365
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.333)	Annual	02/12/23	EUR	610,000	2,852	2,852
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.414)	Annual	03/02/23	EUR	1,450,000	3,863	3,863
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.474)	Annual	03/04/23	EUR	620,000	733	733
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.304)	Annual	04/29/23	EUR	1,240,000	6,577	6,577
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.337)	Annual	05/03/23	EUR	810,000	3,627	3,627
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.370)	Annual	05/04/23	EUR	760,000	2,783	2,783
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.372)	Annual	05/06/23	EUR	400,000	1,452	1,452
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.415)	Annual	06/24/23	EUR	610,000	1,513	1,513
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.400)	Annual	06/25/23	EUR	610,000	1,745	1,745
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.426)	Annual	07/02/23	EUR	720,000	1,579	1,564
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.400)	Annual	07/08/23	EUR	590,000	1,670	1,641
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.408)	Annual	07/20/23	EUR	1,300,000	3,412	3,385
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.408)	Annual	07/27/23	EUR	610,000	1,596	1,583
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.423)	Annual	08/09/23	EUR	360,000	797	790
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.437)	Annual	08/24/23	EUR	540,000	997	986
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.465)	Annual	09/13/23	EUR	1,020,000	1,147	1,126
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.436)	Annual	10/06/23	EUR	310,000	565	565
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.429)	Annual	09/21/25	EUR	210,000	496	577
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.337)	Annual	07/20/26	EUR	490,000	3,105	3,093
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.251)	Annual	08/16/27	EUR	480,000	3,691	3,679
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.243)	Annual	08/16/27	EUR	480,000	3,917	3,917
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.283)	Annual	09/19/27	EUR	190,000	1,002	997
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.385)	Annual	10/18/27	EUR	110,000	(163)	(166)
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.354)	Annual	10/18/27	EUR	400,000	173	164
Pay	6-month EUR-EURIBOR	Semi-Annual	(0.358)	Annual	12/12/27	EUR	240,000	(121)	(127)
Pay	3-month USD-LIBOR	Quarterly	2.526	Semi-Annual	02/07/22	USD	20,030,000	514,905	514,905

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	0.679%	Semi-Annual	03/06/22	USD	670,000	$3,880	$3,880
Pay	3-month USD-LIBOR	Quarterly	2.250	Semi-Annual	04/27/22	USD	5,370,000	146,280	146,280
Pay	3-month USD-LIBOR	Quarterly	1.713	Semi-Annual	07/13/22	USD	9,250,000	141,449	141,449
Pay	3-month USD-LIBOR	Quarterly	0.230	Semi-Annual	10/21/22	USD	310,000	240	235
Pay	3-month USD-LIBOR	Quarterly	1.095	Semi-Annual	03/01/23	USD	2,840,000	51,427	51,427
Pay	3-month USD-LIBOR	Quarterly	0.250	Semi-Annual	07/08/23	USD	1,150,000	135	117
Pay	3-month USD-LIBOR	Quarterly	0.400	Semi-Annual	11/22/23	USD	1,365,000	1,171	1,149
Pay	3-month USD-LIBOR	Quarterly	3.090	Semi-Annual	11/29/24	USD	4,210,000	456,368	456,368
Pay	3-month USD-LIBOR	Quarterly	2.521	Semi-Annual	02/28/25	USD	2,390,000	216,345	216,345
Pay	3-month USD-LIBOR	Quarterly	0.358	Semi-Annual	06/02/25	USD	860,000	(248)	(248)
Pay	3-month USD-LIBOR	Quarterly	0.760	Semi-Annual	09/08/25	USD	150,000	2,579	2,579
Pay	3-month USD-LIBOR	Quarterly	0.330	Semi-Annual	09/23/25	USD	400,000	(1,273)	(1,280)
Pay	3-month USD-LIBOR	Quarterly	0.785	Semi-Annual	11/19/25	USD	3,580,000	(834)	(891)
Pay	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	06/20/27	USD	870,000	(2,813)	(2,813)
Pay	3-month USD-LIBOR	Quarterly	0.680	Semi-Annual	06/20/27	USD	870,000	(1,628)	(1,628)
Pay	3-month USD-LIBOR	Quarterly	0.654	Semi-Annual	07/12/28	USD	900,000	(13,909)	(13,925)
Pay	3-month USD-LIBOR	Quarterly	0.819	Semi-Annual	04/14/30	USD	610,000	(2,789)	(2,789)
Pay	3-month USD-LIBOR	Quarterly	1.828	Semi-Annual	02/10/50	USD	120,000	12,957	12,957
Pay	3-month USD-LIBOR	Quarterly	1.250	Semi-Annual	09/08/50	USD	92,000	(3,570)	(3,570)
Pay	3-month USD-LIBOR	Quarterly	1.929	Semi-Annual	12/01/56	USD	25,000	1,973	1,973
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.450)	Annual	12/16/21	EUR	1,200,000	(1,062)	(1,062)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.358)	Annual	03/20/22	EUR	1,160,000	(2,731)	(2,731)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.312)	Annual	03/23/22	EUR	2,680,000	(8,272)	(8,272)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.379)	Annual	06/19/22	EUR	1,510,000	(4,023)	(4,024)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.397)	Annual	07/21/22	EUR	1,230,000	(2,937)	(2,963)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.253)	Annual	09/22/22	EUR	1,140,000	(6,457)	(6,457)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.405)	Annual	02/16/23	EUR	1,210,000	(3,497)	(3,522)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.402)	Annual	02/16/23	EUR	1,210,000	(3,601)	(3,601)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.174)	Annual	03/23/23	EUR	4,980,000	(42,659)	(42,659)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.180)	Annual	03/24/23	EUR	2,490,000	(20,925)	(20,925)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.290)	Annual	07/26/23	EUR	1,640,000	(9,060)	(9,060)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.300)	Annual	07/27/23	EUR	3,100,000	(16,341)	(16,341)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.167)	Annual	12/13/23	EUR	1,170,000	(9,793)	(9,793)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.110)	Annual	12/27/23	EUR	300,000	(2,923)	(2,923)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.056)	Annual	01/03/24	EUR	615,000	(6,806)	(6,806)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.050)	Annual	01/03/24	EUR	615,000	(6,905)	(6,905)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.173)	Annual	11/11/24	EUR	260,000	(3,965)	(3,965)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.175)	Annual	03/18/25	EUR	60,000	(961)	(961)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.259)	Annual	08/16/27	EUR	240,000	(1,725)	(1,731)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.185	Annual	01/16/30	EUR	510,000	(28,681)	(28,681)
Receive	6-month JPY-LIBOR	Semi-Annual	0.336	Semi-Annual	02/08/34	JPY	860,000	(237)	(237)
Receive	6-month JPY-LIBOR	Semi-Annual	0.295	Semi-Annual	06/17/39	JPY	5,440,000	(484)	(484)
Receive	6-month JPY-LIBOR	Semi-Annual	0.167	Semi-Annual	08/08/39	JPY	3,930,000	572	572
Receive	6-month JPY-LIBOR	Semi-Annual	0.225	Semi-Annual	12/22/40	JPY	3,340,000	302	301
Receive	6-month JPY-LIBOR	Semi-Annual	0.715	Semi-Annual	03/21/44	JPY	3,980,000	(2,528)	(2,528)
Receive	6-month JPY-LIBOR	Semi-Annual	0.201	Semi-Annual	08/28/44	JPY	1,960,000	729	729
Receive	6-month JPY-LIBOR	Semi-Annual	0.371	Semi-Annual	01/30/45	JPY	2,810,000	208	208
Receive	3-month NZD-BBR-FRA	Quarterly	1.080	Semi-Annual	09/16/30	NZD	4,100,000	(33,333)	(33,333)
Receive	3-month USD-LIBOR	Quarterly	0.554	Semi-Annual	03/12/21	USD	5,530,000	(3,647)	(3,647)
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/27/21	USD	5,280,000	(16,889)	(16,889)
Receive	3-month USD-LIBOR	Quarterly	1.560	Semi-Annual	03/30/21	USD	1,340,000	(4,429)	(4,429)
Receive	3-month USD-LIBOR	Quarterly	1.770	Semi-Annual	06/15/21	USD	5,780,000	(41,455)	(41,455)
Receive	3-month USD-LIBOR	Quarterly	1.582	Semi-Annual	11/09/21	USD	5,250,000	(62,706)	(62,789)
Receive	3-month USD-LIBOR	Quarterly	2.460	Semi-Annual	02/28/22	USD	2,510,000	(65,965)	(65,966)
Receive	3-month USD-LIBOR	Quarterly	1.870	Semi-Annual	06/03/22	USD	5,710,000	(96,385)	(96,385)
Receive	3-month USD-LIBOR	Quarterly	0.244	Semi-Annual	12/15/22	USD	2,800,000	(3,128)	(3,176)
Receive	3-month USD-LIBOR	Quarterly	0.260	Semi-Annual	12/15/22	USD	6,010,000	(8,309)	(8,344)
Receive	3-month USD-LIBOR	Quarterly	1.535	Semi-Annual	12/15/22	USD	2,815,000	(74,183)	(74,231)
Receive	3-month USD-LIBOR	Quarterly	0.204	Semi-Annual	12/16/22	USD	1,420,000	(468)	(492)
Receive	3-month USD-LIBOR	Quarterly	1.530	Semi-Annual	12/16/22	USD	2,815,000	(73,997)	(74,044)
Receive	3-month USD-LIBOR	Quarterly	1.771	Semi-Annual	07/12/23	USD	9,400,000	(143,705)	(143,705)
Receive	3-month USD-LIBOR	Quarterly	0.397	Semi-Annual	11/22/23	USD	1,365,000	(1,130)	(1,151)
Receive	3-month USD-LIBOR	Quarterly	0.571	Semi-Annual	11/21/24	USD	260,000	(56)	(60)
See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	2.572%	Semi-Annual	02/07/25	USD	2,610,000	$(239,043)	$(239,043)
Receive	3-month USD-LIBOR	Quarterly	0.623	Semi-Annual	04/14/25	USD	1,180,000	(13,726)	(13,726)
Receive	3-month USD-LIBOR	Quarterly	2.350	Semi-Annual	04/27/25	USD	1,440,000	(123,953)	(123,953)
Receive	3-month USD-LIBOR	Quarterly	0.820	Semi-Annual	09/08/25	USD	540,000	(10,798)	(10,798)
Receive	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	04/20/27	USD	120,000	159	159
Receive	3-month USD-LIBOR	Quarterly	0.512	Semi-Annual	08/17/27	USD	1,700,000	11,424	11,423
Receive	3-month USD-LIBOR	Quarterly	0.495	Semi-Annual	08/19/27	USD	150,000	1,184	1,184
Receive	3-month USD-LIBOR	Quarterly	1.631	Semi-Annual	02/10/30	USD	300,000	(20,810)	(20,810)
Receive	3-month USD-LIBOR	Quarterly	0.648	Semi-Annual	06/02/30	USD	440,000	9,391	9,391
Receive	3-month USD-LIBOR	Quarterly	0.961	Semi-Annual	08/15/30	USD	450,000	(2,021)	(2,030)
Receive	3-month USD-LIBOR	Quarterly	0.680	Semi-Annual	09/16/30	USD	610,000	12,813	12,800
Receive	3-month USD-LIBOR	Quarterly	0.672	Semi-Annual	10/09/30	USD	610,000	13,652	13,639
Receive	Secured Overnight Financing Rate	Annual	0.537	Annual	10/20/30	USD	1,250,000	17,381	17,381
Receive	Secured Overnight Financing Rate	Quarterly	0.533	Quarterly	10/21/30	USD	21,996	(311)	(311)
Receive	3-month USD-LIBOR	Quarterly	0.896	Semi-Annual	10/27/30	USD	60,000	79	78
Receive	3-month USD-LIBOR	Quarterly	0.898	Semi-Annual	10/27/30	USD	250,000	283	277
Receive	3-month USD-LIBOR	Quarterly	0.652	Semi-Annual	11/04/30	USD	600,000	14,990	14,978
Receive	3-month USD-LIBOR	Quarterly	0.885	Semi-Annual	11/05/30	USD	530,000	1,365	1,036
Receive	3-month USD-LIBOR	Quarterly	0.950	Semi-Annual	11/12/30	USD	330,000	(1,181)	(1,188)
Receive	3-month USD-LIBOR	Quarterly	0.920	Semi-Annual	12/10/30	USD	450,000	(63)	(72)
Receive	3-month USD-LIBOR	Quarterly	0.962	Semi-Annual	12/11/30	USD	270,000	(1,141)	(1,147)
Receive	3-month USD-LIBOR	Quarterly	0.971	Semi-Annual	12/29/30	USD	150,000	(699)	(702)
Receive	3-month USD-LIBOR	Quarterly	0.953	Semi-Annual	12/30/30	USD	310,000	(930)	(937)
Receive	3-month USD-LIBOR	Quarterly	0.761	Semi-Annual	06/03/31	USD	138,000	3,041	3,041
Receive	3-month USD-LIBOR	Quarterly	0.858	Semi-Annual	10/04/31	USD	50,000	890	889
Receive	3-month USD-LIBOR	Quarterly	1.028	Semi-Annual	11/26/31	USD	150,000	515	512
Receive	3-month USD-LIBOR	Quarterly	1.110	Semi-Annual	03/08/32	USD	265,000	(79)	(79)
Receive	3-month USD-LIBOR	Quarterly	0.760	Semi-Annual	05/03/32	USD	800,000	28,703	28,703
Receive	3-month USD-LIBOR	Quarterly	0.765	Semi-Annual	05/04/32	USD	820,000	29,056	29,056
Receive	3-month USD-LIBOR	Quarterly	0.770	Semi-Annual	05/06/32	USD	750,000	26,269	26,269
Receive	3-month USD-LIBOR	Quarterly	2.325	Semi-Annual	06/24/34	USD	70,000	(5,848)	(5,848)
Receive	3-month USD-LIBOR	Quarterly	1.645	Semi-Annual	08/22/34	USD	300,000	(5,230)	(5,230)
Receive	3-month USD-LIBOR	Quarterly	1.907	Semi-Annual	10/21/34	USD	320,000	(12,883)	(12,883)
Receive	3-month USD-LIBOR	Quarterly	1.921	Semi-Annual	10/22/34	USD	300,000	(12,463)	(12,463)
Receive	3-month USD-LIBOR	Quarterly	1.976	Semi-Annual	10/23/34	USD	145,000	(6,768)	(6,768)
Receive	3-month USD-LIBOR	Quarterly	1.982	Semi-Annual	10/23/34	USD	145,000	(6,843)	(6,843)
Receive	3-month USD-LIBOR	Quarterly	2.111	Semi-Annual	11/12/34	USD	70,000	(4,110)	(4,110)
Receive	3-month USD-LIBOR	Quarterly	0.973	Semi-Annual	08/17/40	USD	150,000	9,053	9,053
Receive	3-month USD-LIBOR	Quarterly	2.110	Semi-Annual	11/15/44	USD	90,000	(2,893)	(2,893)
Receive	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/05/49	USD	140,000	(7,753)	(7,753)
Receive	3-month USD-LIBOR	Quarterly	1.709	Semi-Annual	08/16/49	USD	130,000	(605)	(605)
Receive	3-month USD-LIBOR	Quarterly	1.667	Semi-Annual	08/17/49	USD	100,000	(143)	(143)
Receive	3-month USD-LIBOR	Quarterly	1.100	Semi-Annual	11/25/50	USD	160,000	12,447	12,442
Receive	3-month USD-LIBOR	Quarterly	1.090	Semi-Annual	06/20/52	USD	160,000	15,582	15,582
Receive	3-month USD-LIBOR	Quarterly	1.136	Semi-Annual	06/20/52	USD	160,000	13,716	13,716
Receive	3-month USD-LIBOR	Quarterly	0.881	Semi-Annual	07/12/53	USD	160,000	25,670	25,665
								$570,490	$569,476

At December 31, 2020, the following OTC interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Counterparty	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	7-day China Fixing Repo Rates	Quarterly	Citibank N.A.	2.630%	Quarterly	08/10/25	CNH	10,615,000	$(461)	$ —	$(461)
									$(461)	$ —	$(461)

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	–0.429%	At Termination Date	08/05/23	EUR	390,000	$813	$805
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.108	At Termination Date	12/15/30	EUR	1,065,000	(4,077)	(4,130)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.490	At Termination Date	03/15/29	GBP	1,390,000	85,549	85,549
Pay	U.K. RPI All Items Monthly	At Termination Date	3.574	At Termination Date	10/15/30	GBP	1,415,000	36,627	35,172
Pay	U.K. RPI All Items Monthly	At Termination Date	3.510	At Termination Date	12/15/30	GBP	1,150,000	19,146	19,082
Pay	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	10/15/39	GBP	2,025,000	164,865	164,865
Pay	U.K. RPI All Items Monthly	At Termination Date	3.310	At Termination Date	01/15/40	GBP	900,000	38,357	38,357
Pay	U.K. RPI All Items Monthly	At Termination Date	3.341	At Termination Date	01/15/40	GBP	800,000	45,937	45,937
Pay	U.K. RPI All Items Monthly	At Termination Date	3.336	At Termination Date	11/15/40	GBP	310,000	3,919	3,898
Pay	U.K. RPI All Items Monthly	At Termination Date	3.270	At Termination Date	10/15/44	GBP	1,560,000	160,174	160,174
Pay	U.K. RPI All Items Monthly	At Termination Date	3.220	At Termination Date	01/15/45	GBP	700,000	38,393	38,393
Pay	U.K. RPI All Items Monthly	At Termination Date	3.239	At Termination Date	01/15/45	GBP	600,000	40,552	40,552
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.848	At Termination Date	08/10/30	USD	780,000	(37,505)	(37,537)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.008	At Termination Date	09/04/30	USD	360,000	(9,648)	(9,663)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.930	At Termination Date	09/10/30	USD	1,255,000	(43,333)	(43,384)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.949	At Termination Date	09/18/30	USD	625,000	(19,526)	(19,552)
Pay	1-day Overnight Fed Funds Effective Rate	At Termination Date	0.555	At Termination Date	10/20/30	USD	1,250,000	(20,220)	(20,220)
Pay	1-day Overnight Fed Funds Effective Rate	At Termination Date	0.562	At Termination Date	10/21/30	USD	21,996	336	336
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.108	At Termination Date	12/07/30	USD	1,280,000	(12,655)	(12,707)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.169	At Termination Date	12/24/30	USD	1,290,000	(3,891)	(3,943)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.192	At Termination Date	12/31/30	USD	660,000	(181)	(208)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.290	At Termination Date	03/15/29	EUR	1,980,000	(95,550)	(95,550)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	0.920	At Termination Date	09/15/30	EUR	1,070,000	19,141	19,088
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.113	At Termination Date	12/15/30	EUR	1,055,000	3,223	3,170
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.124	At Termination Date	12/15/30	EUR	1,045,000	1,574	1,521
Receive	U.K. RPI All Items Monthly	At Termination Date	3.530	At Termination Date	10/15/25	GBP	1,415,000	(22,461)	(23,023)

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.384%	At Termination Date	12/15/30	GBP	415,000	$2,648	$2,625
Receive	U.K. RPI All Items Monthly	At Termination Date	3.420	At Termination Date	10/15/34	GBP	2,025,000	(145,361)	(145,361)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.360	At Termination Date	01/15/35	GBP	900,000	(35,500)	(35,500)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.390	At Termination Date	01/15/35	GBP	800,000	(39,120)	(39,120)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.160	At Termination Date	10/15/49	GBP	1,560,000	(161,112)	(161,112)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.111	At Termination Date	01/15/50	GBP	700,000	(31,110)	(31,110)
Receive	U.K. RPI All Items Monthly	At Termination Date	3.133	At Termination Date	01/15/50	GBP	600,000	(38,254)	(38,254)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.205	At Termination Date	03/21/22	USD	5,100,000	(87,573)	(87,573)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	11,077	11,077
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.713	At Termination Date	08/21/22	USD	9,230,000	133,049	133,049
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.260	At Termination Date	05/03/23	USD	9,000,000	(212,593)	(212,593)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.211	At Termination Date	10/26/23	USD	2,500,000	(49,699)	(49,699)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.957	At Termination Date	02/06/24	USD	12,000,000	(50,423)	(50,423)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD	3,000,000	(11,871)	(11,871)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.248	At Termination Date	03/21/24	USD	4,900,000	(115,351)	(115,351)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD	3,500,000	(16,709)	(16,709)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.829	At Termination Date	07/31/24	USD	600,000	1,422	1,422
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706	At Termination Date	08/12/24	USD	1,300,000	12,430	12,430
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.351	At Termination Date	09/28/24	USD	7,400,000	(234,004)	(234,004)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.945	At Termination Date	03/12/25	USD	1,650,000	81,131	81,131
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.908	At Termination Date	05/24/25	USD	4,500,000	13,399	13,399
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.361	At Termination Date	09/28/25	USD	6,150,000	(216,951)	(216,951)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.783	At Termination Date	11/04/25	USD	1,300,000	21,050	21,003
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD	1,600,000	(20,825)	(20,825)

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.853%	At Termination Date	06/28/26	USD	450,000	$3,524	$3,524
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.249	At Termination Date	10/30/28	USD	1,195,000	(30,735)	(30,735)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.746	At Termination Date	09/06/29	USD	4,100,000	151,550	151,550
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.504	At Termination Date	03/10/30	USD	3,840,000	243,240	243,240
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.250	At Termination Date	03/11/30	USD	360,000	32,490	32,490
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.268	At Termination Date	03/12/30	USD	2,575,000	227,631	227,631
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.733	At Termination Date	03/23/30	USD	1,180,000	169,434	169,434
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.835	At Termination Date	03/23/30	USD	655,000	87,272	87,272
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.285	At Termination Date	05/05/30	USD	4,860,000	430,811	430,811
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.983	At Termination Date	10/13/30	USD	1,430,000	35,445	35,387
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.960	At Termination Date	12/12/49	USD	775,000	64,753	64,753
								$614,724	$612,019

At December 31, 2020, the following OTC inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515%	At Termination Date	01/15/22	USD	16,000,000	$365,555	$ —	$365,555
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	10,250,000	266,062	—	266,062
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	129,250	—	129,250
									$760,867	$ —	$760,867

At December 31, 2020, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
90-Day Eurodollar	Call	12/13/21	99.75 USD	92	22,951,700	$16,250	$16,100
U.S. Treasury 10-Year Note	Put	01/22/21	137.50 USD	22	3,037,719	8,146	6,187
						$24,396	$22,287

See Accompanying Notes to Financial Statements

38

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Premiums Received	Fair Value
90-Day Eurodollar	Call	12/13/21	100.00 USD	27	USD	6,735,825	$4,344	$(844)
90-Day Eurodollar	Call	12/13/21	99.38 USD	53	USD	13,222,175	23,101	(55,981)
U.S. Treasury 10-Year Note	Put	01/22/21	136.50 USD	22	USD	3,037,719	2,473	(1,719)
							$29,918	$(58,544)

At December 31, 2020, the following OTC purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	$39,215	$132,998
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	135,896
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	30,425
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	30,903
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	79,635
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	47,754
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.492%	3-month USD-LIBOR	02/25/25	USD	550,000	28,889	25,226
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	6,149	14,955
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,780	13,301
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	493	1,339
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.890%	3-month USD-LIBOR	04/30/25	USD	360,000	19,422	8,515
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.423%	3-month USD-LIBOR	06/05/25	USD	255,000	13,668	10,906
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.283%	3-month USD-LIBOR	06/04/25	USD	255,000	13,796	9,418
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	29,437
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	26,789
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	30,185
Call on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	0.865%	3-month USD-LIBOR	12/02/24	USD	2,860,000	10,654	11,714
Call on 1-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	0.816%	3-month USD-LIBOR	11/25/24	USD	2,860,000	10,654	10,991
Call on 20-Year interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	16,953
Call on 20-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	1,528
Put on 10-Year Interest Rate Swap(3)	Barclays Bank PLC	Pay	1.100%	6-month JPY-LIBOR	06/29/22	JPY	692,890,000	94,254	340
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.250%	3-month USD-LIBOR	08/08/22	USD	960,000	22,728	4,834
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.950%	3-month USD-LIBOR	03/12/24	USD	870,000	39,215	5,797
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.978%	3-month USD-LIBOR	03/07/24	USD	874,500	40,205	5,604
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.052%	3-month USD-LIBOR	01/10/29	USD	220,000	12,430	4,774
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.083%	3-month USD-LIBOR	01/29/29	USD	220,000	12,496	4,685
Put on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.088%	3-month USD-LIBOR	12/06/38	USD	570,000	26,505	17,839
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.460%	3-month USD-LIBOR	08/16/21	USD	980,000	35,072	5,837
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.492%	3-month USD-LIBOR	02/25/25	USD	550,000	28,889	26,534

See Accompanying Notes to Financial Statements

39

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.824%	3-month USD-LIBOR	01/31/39	USD	120,000	$6,025	$4,348
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.978%	3-month USD-LIBOR	01/31/29	USD	100,000	5,778	2,317
Put on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	10,000	461	329
Put on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.890%	3-month USD-LIBOR	04/30/25	USD	360,000	19,422	30,195
Put on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	1.423%	3-month USD-LIBOR	06/05/25	USD	255,000	13,668	13,835
Put on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.283%	3-month USD-LIBOR	06/04/25	USD	255,000	13,796	15,652
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.250%	3-month USD-LIBOR	08/02/22	USD	950,000	25,650	4,703
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.860%	3-month USD-LIBOR	02/22/39	USD	232,500	11,503	8,262
Put on 10-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.985%	3-month USD-LIBOR	04/27/38	USD	200,000	9,400	6,588
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/13/24	USD	930,000	41,811	12,024
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	2.500%	3-month USD-LIBOR	06/20/24	USD	930,000	37,600	12,129
Put on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	3.037%	3-month USD-LIBOR	01/11/29	USD	220,000	12,523	4,836
Put on 1-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	0.865%	3-month USD-LIBOR	12/02/24	USD	2,860,000	10,654	10,439
Put on 1-Year Interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	0.816%	3-month USD-LIBOR	11/25/24	USD	2,860,000	10,654	10,951
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	1
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	3,300,000	521	1
Put on 20-Year interest Rate Swap(3)	JPMorgan Chase Bank N.A.	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	18,900,000	5,916	6
Put on 20-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	0.780%	6-month JPY-LIBOR	04/16/21	JPY	1,670,000	500	1
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	2.850%	3-month USD-LIBOR	05/09/22	USD	1,170,000	67,934	7,937
Put on 30-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	3.800%	3-month USD-LIBOR	06/07/21	USD	830,000	32,380	107
								$953,781	$889,773

At December 31, 2020, the following OTC written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	$39,114	$(235,153)
Call on 10-Year interest Rate Swap(4)	Barclays Bank PLC	Pay	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(96,540)
Call on 10-Year Interest Rate Swap(4)	Barclays Bank PLC	Pay	1.225%	3-month USD-LIBOR	12/15/22	USD	855,000	27,959	(27,733)
Call on 10-Year Interest Rate Swap(4)	BNP Paribas	Pay	0.715%	3-month USD-LIBOR	06/29/21	USD	555,000	14,506	(3,532)
Call on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.254%	3-month USD-LIBOR	12/30/22	USD	470,000	15,498	(15,915)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.450%	3-month USD-LIBOR	09/30/21	USD	540,000	5,184	(2,089)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.665%	3-month USD-LIBOR	07/14/21	USD	560,000	14,308	(3,177)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.717%	3-month USD-LIBOR	04/16/21	USD	255,000	7,038	(1,073)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.740%	3-month USD-LIBOR	05/02/22	USD	550,000	19,030	(6,739)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.742%	3-month USD-LIBOR	06/25/21	USD	555,000	14,610	(3,831)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.746%	3-month USD-LIBOR	06/02/21	USD	1,090,000	27,332	(6,989)

See Accompanying Notes to Financial Statements

40

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.765%	3-month USD-LIBOR	04/15/21	USD	255,000	$6,993	$(1,338)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.930%	3-month USD-LIBOR	10/06/21	USD	470,000	11,327	(7,313)
Call on 10-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	1.064%	3-month USD-LIBOR	10/11/22	USD	460,000	15,473	(11,458)
Call on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.233%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(14,025)
Call on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.245%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(14,293)
Call on 10-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	0.743%	3-month USD-LIBOR	04/19/21	USD	820,000	22,776	(4,009)
Call on 1-Year Interest Rate Swap(4)	Morgan Stanley & Co. International PLC	Pay	0.410%	3-month USD-LIBOR	03/17/21	USD	5,250,000	8,925	(12,115)
Call on 2-Year interest Rate Swap(4)	JPMorgan Chase Bank N.A.	Pay	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	24,629	(148,169)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.020%	6-month EUR-EURIBOR	04/07/22	EUR	1,340,000	17,169	(27,163)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(14,664)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.115%	6-month EUR-EURIBOR	04/04/22	EUR	1,160,000	14,671	(18,756)
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	Pay	–0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(11,590)
Call on 5-Year Interest Rate Swap(4)	Deutsche Bank AG	Pay	0.478%	3-month USD-LIBOR	01/19/21	USD	1,280,000	3,302	(3,708)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	2.788%	3-month USD-LIBOR	03/08/21	USD	1,312,000	39,114	(9)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.050%	3-month USD-LIBOR	03/12/29	USD	700,000	37,135	(15,490)
Put on 10-Year interest Rate Swap(1)	Barclays Bank PLC	Receive	3.870%	3-month USD-LIBOR	06/07/21	USD	1,770,000	34,676	(39)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	0.950%	3-month USD-LIBOR	08/04/21	USD	490,000	5,439	(10,523)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.000%	3-month USD-LIBOR	06/01/21	USD	2,320,000	34,974	(34,342)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.050%	3-month USD-LIBOR	06/11/21	USD	540,000	7,695	(7,218)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.225%	3-month USD-LIBOR	12/15/22	USD	855,000	27,959	(28,192)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.600%	3-month USD-LIBOR	03/04/22	USD	583,000	9,620	(5,736)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.850%	3-month USD-LIBOR	02/22/22	USD	630,000	10,836	(3,649)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	1.850%	3-month USD-LIBOR	02/22/22	USD	630,000	11,088	(3,649)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.100%	3-month USD-LIBOR	01/06/22	USD	900,000	20,644	(2,558)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	01/10/22	USD	890,000	20,693	(2,336)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	05/09/22	USD	2,550,000	73,975	(4,250)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.750%	3-month USD-LIBOR	08/08/22	USD	960,000	11,568	(2,232)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.250%	3-month USD-LIBOR	08/08/22	USD	960,000	5,712	(1,098)
Put on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	0.715%	3-month USD-LIBOR	06/29/21	USD	555,000	14,506	(18,903)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.100%	3-month USD-LIBOR	07/14/21	USD	350,000	3,710	(4,681)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.100%	3-month USD-LIBOR	07/16/21	USD	360,000	3,600	(4,874)
Put on 10-Year Interest Rate Swap(1)	Citibank N.A.	Receive	1.254%	3-month USD-LIBOR	12/30/22	USD	470,000	15,498	(15,161)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.665%	3-month USD-LIBOR	07/14/21	USD	560,000	14,308	(21,750)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.717%	3-month USD-LIBOR	04/16/21	USD	255,000	7,038	(7,323)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.740%	3-month USD-LIBOR	05/02/22	USD	550,000	19,030	(27,552)

See Accompanying Notes to Financial Statements

41

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.742%	3-month USD-LIBOR	06/25/21	USD	555,000	$14,610	$(17,696)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.746%	3-month USD-LIBOR	06/02/21	USD	1,090,000	27,332	(32,640)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.765%	3-month USD-LIBOR	04/15/21	USD	255,000	6,993	(6,390)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.930%	3-month USD-LIBOR	10/06/21	USD	470,000	11,327	(12,427)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.950%	3-month USD-LIBOR	08/05/21	USD	540,000	6,183	(11,673)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.064%	3-month USD-LIBOR	10/11/22	USD	460,000	15,473	(17,547)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.150%	3-month USD-LIBOR	01/10/22	USD	320,000	4,832	(6,678)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.450%	3-month USD-LIBOR	09/30/21	USD	1,080,000	7,712	(8,351)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	02/28/22	USD	600,000	10,950	(5,817)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	03/03/22	USD	600,000	10,680	(5,888)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	1.600%	3-month USD-LIBOR	03/04/22	USD	930,000	15,624	(9,150)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.150%	3-month USD-LIBOR	11/04/21	USD	1,223,000	16,633	(21,619)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.233%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(13,959)
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	1.245%	3-month USD-LIBOR	12/16/22	USD	427,500	13,979	(13,714)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.750%	3-month USD-LIBOR	08/02/22	USD	950,000	13,015	(2,167)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.250%	3-month USD-LIBOR	08/02/22	USD	950,000	6,223	(1,065)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	0.743%	3-month USD-LIBOR	04/19/21	USD	820,000	22,776	(22,081)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	1.950%	3-month USD-LIBOR	01/28/22	USD	880,000	20,570	(3,768)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.250%	3-month USD-LIBOR	08/20/24	USD	980,000	29,054	(18,251)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/13/24	USD	930,000	25,539	(6,755)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.000%	3-month USD-LIBOR	06/20/24	USD	930,000	22,714	(6,824)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/13/24	USD	930,000	15,565	(3,874)
Put on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.500%	3-month USD-LIBOR	06/20/24	USD	930,000	13,630	(3,918)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	2.150%	3-month USD-LIBOR	05/28/21	USD	14,860,000	41,682	—
Put on 1-Year Interest Rate Swap(1)	Citibank N.A.	Receive	2.350%	3-month USD-LIBOR	05/17/21	USD	10,930,000	21,669	—
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	2.400%	3-month USD-LIBOR	06/01/21	USD	18,400,000	33,304	—
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,010,000	2,747	(18)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/14/21	EUR	1,040,000	2,873	(19)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	06/25/21	EUR	1,140,000	2,605	(24)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.050%	6-month EUR-EURIBOR	06/10/21	EUR	2,310,000	5,817	(31)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.100%	6-month EUR-EURIBOR	03/29/21	EUR	4,470,000	15,550	(5)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.110%	6-month EUR-EURIBOR	05/17/21	EUR	2,262,400	7,485	(14)
Put on 2-Year interest Rate Swap(5)	Barclays Bank PLC	Receive	0.120%	6-month EUR-EURIBOR	04/08/21	EUR	6,960,000	26,460	(11)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.000%	6-month EUR-EURIBOR	06/21/21	EUR	1,220,000	2,973	(24)
Put on 2-Year interest Rate Swap(5)	Citibank N.A.	Receive	0.100%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,641	(6)

See Accompanying Notes to Financial Statements

42

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.000%	6-month EUR-EURIBOR	06/18/21	EUR	1,040,000	$2,410	$(21)
Put on 2-Year interest Rate Swap(5)	Goldman Sachs International	Receive	0.160%	6-month EUR-EURIBOR	04/12/21	EUR	3,490,000	11,750	(5)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.080%	6-month EUR-EURIBOR	05/31/21	EUR	1,490,000	4,347	(14)
Put on 2-Year interest Rate Swap(5)	Morgan Stanley & Co. International PLC	Receive	0.150%	6-month EUR-EURIBOR	04/19/21	EUR	3,460,000	12,434	(8)
Put on 2-Year interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.436%	3-month USD-LIBOR	02/01/21	USD	3,300,000	26,341	—
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/01/21	EUR	1,210,000	2,499	(28)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	0.000%	6-month EUR-EURIBOR	07/19/21	EUR	1,240,000	2,269	(38)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.050%	6-month EUR-EURIBOR	07/02/21	EUR	1,180,000	2,489	(36)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	1,570,000	2,128	(139)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.150%	6-month EUR-EURIBOR	08/09/21	EUR	2,780,000	3,847	(246)
Put on 2-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.250%	6-month EUR-EURIBOR	09/03/21	EUR	5,030,000	8,276	(963)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.020%	6-month EUR-EURIBOR	04/07/22	EUR	1,340,000	17,169	(2,044)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.035%	6-month EUR-EURIBOR	09/13/22	EUR	600,000	9,338	(2,119)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.115%	6-month EUR-EURIBOR	04/04/22	EUR	1,160,000	14,671	(3,087)
Put on 5-Year Interest Rate Swap(5)	Barclays Bank PLC	Receive	–0.138%	6-month EUR-EURIBOR	09/12/22	EUR	600,000	9,029	(2,894)
Put on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.478%	3-month USD-LIBOR	01/19/21	USD	1,280,000	3,302	(949)
Put on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	0.600%	3-month USD-LIBOR	09/03/21	USD	1,700,000	8,670	(9,555)
								$1,483,290	$(1,187,487)

At December 31, 2020, the following OTC purchased interest rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Expiration Date	Notional Amount	Cost	Fair Value
Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	Citibank N.A.	0.300%	Pay	02/14/22	USD 17,550,000	$30,883	$106,572
						$30,883	$106,572

At December 31, 2020, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call	Citibank N.A.	0.550%	Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	02/14/22	USD	8,775,000	$7,459	$(34,093)
Call	Citibank N.A.	0.550%	Call Option-Max [0, 5-Year Constant Maturity Swap)-Exercise Rate]	02/14/22	USD	8,775,000	9,038	(34,093)
							$16,497	$(68,186)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index semi-annually.
(3)	Portfolio pays the exercise rate semi-annually and receives the floating rate index semi-annually.
(4)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(5)	Portfolio receives the exercise rate annually and pays the floating rate index semi-annually.

See Accompanying Notes to Financial Statements

43

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Currency Abbreviations

CAD — Canadian Dollar

CNH — Chinese Offshore Yuan
EUR — EU Euro
GBP — British Pound
JPY — Japanese Yen
NZD — New Zealand Dollar
USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,018,632
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,043
Interest rate contracts	Net Assets — Unrealized appreciation**	99,370
Interest rate contracts	Net Assets — Unrealized appreciation***	4,273,102
Interest rate contracts	Unrealized appreciation on OTC swap agreements	760,867
Total Asset Derivatives		$6,156,014
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$241,343
Interest rate contracts	Net Assets — Unrealized depreciation**	37,135
Interest rate contracts	Net Assets — Unrealized depreciation***	3,091,607
Interest rate contracts	Unrealized depreciation on OTC swap agreements	461
Interest rate contracts	Written options, at fair value	1,314,217
Total Liability Derivatives		$4,684,763

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$107,595	$(1,053,595)	$—	$—	$27,379	$(918,621)
Interest rate contracts	(375,766)	—	909,161	(800,441)	766,006	498,960
Total	$(268,171)	$(1,053,595)	$909,161	$(800,441)	$793,385	$(419,661)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$16,346	$20,127	$—	$—	$3,699	$40,172
Interest rate contracts	(8,968)	—	223,237	1,534,471	(254,361)	1,494,379
Total	$7,378	$20,127	$223,237	$1,534,471	$(250,662)	$1,534,551

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

44

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Commonwealth Bank of Australia	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	UBS AG	Totals
Assets:
Purchased options	$483,926	$—	$248,512	$—	$63,452	$26,599	$114,681	$59,175	$—	$996,345
Forward foreign currency contracts	—	—	195	—	—	—	—	—	3,848	4,043
OTC Interest rate swaps	—	—	760,867	—	—	—	—	—	—	760,867
Total Assets	$483,926	$—	$1,009,574		$63,452	$26,599	$114,681	$59,175	$3,848	$1,761,255
Liabilities:
Forward foreign currency contracts	$—	$—	$753	$290	$35,449	$53,701	$—	$—	$151,150	241,343
OTC Interest rate swaps	—	—	461	—	—	—	—	—	—	461
Written options	564,634	22,435	108,848		230,537	96,200	151,402	81,617		1,255,673
Total Liabilities	$564,634	$22,435	$110,062	$290	$265,986	$149,901	$151,402	$81,617	$151,150	$1,497,477
Net OTC derivative instruments by counterparty, at fair value	$(80,708)	$(22,435)	$899,512	$(290)	$(202,534)	$(123,302)	$(36,721)	$(22,442)	$(147,302)	$263,778
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$22,435	$(899,512)	$—	$190,000	$50,000	$—	$22,442	$—	$(614,635)
Net Exposure(1)(2)	$(80,708)	$—	$—	$(290)	$(12,534)	$(73,302)	$(36,721)	$—	$(147,302)	$(350,857)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2020, the Portfolio had pledged $30,000 and $30,000, respectively, in cash collateral to BNP Paribas and Morgan Stanley & Co. International PLC, respectively. In addition, the Portfolio had received $910,000 in cash collateral from Citibank N.A.. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $267,287,254.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$31,777,049
Gross Unrealized Depreciation	(4,383,099)
Net Unrealized Appreciation	$27,393,950

See Accompanying Notes to Financial Statements

45

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 54.9%
		Basic Materials: 3.7%
7,005,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	$8,734,254	2.7
2,895,000		Steel Dynamics, Inc., 3.250%, 10/15/2050	3,029,528	1.0
			11,763,782	3.7

		Communications: 0.9%
780,000		Walt Disney Co/The, 4.625%, 03/23/2040	1,042,437	0.3
1,370,000		Walt Disney Co/The, 4.700%, 03/23/2050	1,935,158	0.6
			2,977,595	0.9

		Consumer, Cyclical: 8.8%
3,010,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	3,287,893	1.0
1,070,000	(1)	Delta Air Lines, Inc., 7.000%, 05/01/2025	1,236,082	0.4
1,400,000		General Motors Co., 6.250%, 10/02/2043	1,888,625	0.6
920,000		General Motors Co., 6.800%, 10/01/2027	1,183,152	0.4
4,395,000		General Motors Financial Co., Inc., 1.285%, (SOFRRATE + 1.200%), 11/17/2023	4,405,665	1.4
6,050,000		Marriott International, Inc./MD, 3.500%, 10/15/2032	6,631,186	2.1
2,610,000		Southwest Airlines Co., 5.125%, 06/15/2027	3,107,114	1.0
3,015,000		Walgreens Boots Alliance, Inc., 4.100%, 04/15/2050	3,202,971	1.0
2,636,000		Walgreens Boots Alliance, Inc., 4.650%, 06/01/2046	2,945,495	0.9
			27,888,183	8.8

		Consumer, Non-cyclical: 3.2%
7,585,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	10,253,215	3.2

		Energy: 12.1%
3,925,000		Apache Corp., 4.250%, 01/15/2044	3,882,335	1.2
2,570,000		Concho Resources, Inc., 4.875%, 10/01/2047	3,481,119	1.1
1,165,000		Devon Energy Corp., 4.750%–5.600%, 07/15/2041–06/15/2045	1,392,470	0.4
1,460,000		Exxon Mobil Corp., 3.452%, 04/15/2051	1,668,711	0.5
5,465,000		Hess Corp., 5.600%, 02/15/2041	6,669,477	2.1
5,710,000		Marathon Oil Corp., 6.600%, 10/01/2037	7,053,940	2.2
3,905,000		Occidental Petroleum Corp., 3.500%, 08/15/2029	3,579,987	1.1
720,000		Petroleos Mexicanos, 6.750%, 09/21/2047	676,156	0.2
6,160,000		Petroleos Mexicanos, 7.690%, 01/23/2050	6,221,600	2.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,825,000	(1)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	$1,850,764	0.6
1,960,000		Total Capital International SA, 3.127%, 05/29/2050	2,126,335	0.7
			38,602,894	12.1

		Financial: 11.8%
2,880,000	(2)	Bank of America Corp., 4.083%, 03/20/2051	3,641,217	1.2
5,380,000		Bank of Montreal, 0.768%, (SOFRRATE + 0.680%), 03/10/2023	5,427,996	1.7
7,100,000		Bank of Nova Scotia/The, 0.639%, (SOFRRATE + 0.550%), 09/15/2023	7,145,851	2.3
5,095,000		Canadian Imperial Bank of Commerce, 0.889%, (SOFRRATE + 0.800%), 03/17/2023	5,144,278	1.6
410,000		Intercontinental Exchange, Inc., 3.000%, 06/15/2050	434,114	0.1
6,425,000	(2)	JPMorgan Chase & Co., 4.493%, 03/24/2031	7,911,767	2.5
3,300,000	(1)	Metropolitan Life Global Funding I, 0.655%, (SOFRRATE + 0.570%), 01/13/2023	3,317,855	1.0
1,440,000	(1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	1,569,279	0.5
2,930,000		Wells Fargo & Co., 1.240%, (US0003M + 1.025%), 07/26/2021	2,946,023	0.9
			37,538,380	11.8

		Industrial: 4.9%
1,230,000		Boeing Co/The, 3.950%, 08/01/2059	1,316,486	0.4
800,000		Boeing Co/The, 5.705%, 05/01/2040	1,036,427	0.3
2,065,000		Boeing Co/The, 5.805%, 05/01/2050	2,852,756	0.9
1,225,000		Boeing Co/The, 5.930%, 05/01/2060	1,737,862	0.6
5,220,000		General Electric Co., 4.350%, 05/01/2050	6,348,585	2.0
2,085,000		Valmont Industries, Inc., 5.000%, 10/01/2044	2,419,714	0.7
			15,711,830	4.9

		Technology: 7.1%
5,360,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	6,568,869	2.1
160,000		Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	206,731	0.1
1,920,000		Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,530,801	0.8
6,105,000		International Business Machines Corp., 4.250%, 05/15/2049	8,017,058	2.5

See Accompanying Notes to Financial Statements

46

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
2,700,000		Oracle Corp., 3.600%, 04/01/2050	$3,153,249	1.0
1,730,000		Oracle Corp., 3.850%, 04/01/2060	2,127,528	0.6
			22,604,236	7.1

		Utilities: 2.4%
2,515,000	(1)	AES Corp./The, 3.950%, 07/15/2030	2,847,697	0.9
2,530,000	(1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	2,740,369	0.9
1,680,000		Consolidated Edison Co. of New York, Inc., 3.350%, 04/01/2030	1,927,177	0.6
			7,515,243	2.4

		Total Corporate Bonds/Notes (Cost $157,093,109)	174,855,358	54.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.5%
1,584,844	(1),(2)	Angel Oak Mortgage Trust 2019-6 A1, 2.620%, 11/25/2059	1,610,444	0.5
850,652	(1),(2)	Angel Oak Mortgage Trust I LLC 2019-2 A1, 3.628%, 03/25/2049	872,070	0.3
2,167,154	(1),(2)	Residential Mortgage Loan Trust 2019-3 A1, 2.633%, 09/25/2059	2,208,048	0.7

		Total Collateralized Mortgage Obligations (Cost $4,543,050)	4,690,562	1.5

U.S. TREASURY OBLIGATIONS: 28.1%
		U.S. Treasury Floating Rate Notes: 28.1%
31,520,000		0.150%, (USBMMY3M + 0.055%),07/31/2022	31,523,763	9.9
21,755,000		0.150%, (USBMMY3M + 0.055%),10/31/2022	21,754,949	6.8
36,350,000		0.209%, (USBMMY3M + 0.114%),04/30/2022	36,383,591	11.4

		Total U.S. Treasury Obligations (Cost $89,663,884)	89,662,303	28.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.4%
		Federal Home Loan Bank: 3.1%
9,800,000		1.875%,07/07/2021	9,889,172	3.1

		Federal Home Loan Mortgage Corporation: 2.3%
7,300,000		1.125%,08/12/2021	7,345,260	2.3

		Total U.S. Government Agency Obligations (Cost $17,096,378)	17,234,432	5.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.5%
1,520,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 1.139%, (US0001M + 0.980%), 05/15/2036	1,525,083	0.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,370,000	(1),(2)	FREMF 2012-K23 B Mortgage Trust, 3.656%, 10/25/2045	$9,763,752	3.0

		Total Commercial Mortgage-Backed Securities (Cost $11,125,116)	11,288,835	3.5

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
720,000	(1),(2)	Towd Point Mortgage Trust 2018-3 A2, 3.875%, 05/25/2058	794,918	0.3

		Total Asset-Backed Securities (Cost $695,904)	794,918	0.3

		Total Long-Term Investments (Cost $280,217,441)	298,526,408	93.7
Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
1,927,459	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,927,459)	1,927,459	0.6

		Total Short-Term Investments (Cost $1,927,459)	1,927,459	0.6

		Total Investments in Securities (Cost $282,144,900)	$300,453,867	94.3
		Assets in Excess of Other Liabilities	18,211,505	5.7
		Net Assets	$318,665,372	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(3)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
SOFRRATE	Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements

47

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$174,855,358	$—	$174,855,358
Collateralized Mortgage Obligations	—	4,690,562	—	4,690,562
Commercial Mortgage-Backed Securities	—	11,288,835	—	11,288,835
U.S. Government Agency Obligations	—	17,234,432	—	17,234,432
Asset-Backed Securities	—	794,918	—	794,918
U.S. Treasury Obligations	—	89,662,303	—	89,662,303
Short-Term Investments	1,927,459	—	—	1,927,459
Total Investments, at fair value	$1,927,459	$298,526,408	$—	$300,453,867
Other Financial Instruments+
Futures	378,359	—	—	378,359
Total Assets	$2,305,818	$298,526,408	$—	$300,832,226

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for VY® BrandywineGLOBAL- Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury Ultra Long Bond	(263)	03/22/21	$(56,166,938)	$378,359
			$(56,166,938)	$378,359

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets- Unrealized appreciation*	$378,359
Total Asset Derivatives		$378,359

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,715,341
Total	$1,715,341

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$ 378,359
Total	$ 378,359

See Accompanying Notes to Financial Statements

48

VY® BrandywineGLOBAL — Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $282,523,259.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$18,339,270
Gross Unrealized Depreciation	(30,303)
Net Unrealized Appreciation	$18,308,967

See Accompanying Notes to Financial Statements

49

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0803
Class I	NII	$0.1256
Class S	NII	$0.0987
All Classes	ROC	$0.0561
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.2137
	STCG	$0.0847

NII — Net investment income
STCG — Short-term capital gain
ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

50

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	133	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– December 2019).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	133	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	133	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	133	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant (May 2001– Present).	133	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015–Present	Retired.	133	None.

51

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

52

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present); Formerly, Consultant, DA Capital LLC (January 2016–March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September
2014–March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

53

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel II, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

54

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 19, 2020, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT”) (together, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the management, sub-advisory, and sub-sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio, a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT, (together, the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Portfolios, the sub-advisory contracts (the “Sub-Advisory Contracts”) with BlackRock Financial Management, Inc. and Brandywine Global Investment Management, LLC, the respective sub-advisers to the Portfolios, as relevant (the “Sub-Advisers”), and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with BlackRock International Limited (the “Sub-Sub-Adviser”) for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager, Sub-Advisers or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts, sub-advisory contracts, and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members.

The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, Sub-Advisers or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager, Sub-Advisers and the Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory and, as applicable, sub-sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers, if any. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers and Sub-Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and sub-sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers and sub-sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Advisers and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers and the Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, the Sub-Advisers, and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers, or the Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees or sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager or relevant Sub-Adviser, respectively.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers or the Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, and that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by the relevant Sub-Adviser and not the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a

Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers or Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager, Sub-Advisers’ and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser and the sub-sub-advisory fee rate payable by the Sub-Adviser to the Sub-Sub-Adviser, if any, are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Management Contract for VY® BrandywineGLOBAL — Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, and the second quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VIT3AIS (1220-022321)

Annual Report

December 31, 2020

Classes ADV, I and S

Voya Investors Trust

■	Voya Global Perspectives® Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, ware not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolio’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Portfolio’s complete schedule of portfolio holdings, as filed on Form NPORT-P is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,

For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?

Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.

In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.

Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

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BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year tomaturity.
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index
Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
FTSE ERPA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

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PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Target Allocations as of December 31, 2020 (percent of net assets)
U.S. Large Cap Equities	5%
U.S. Mid Cap Equities	5%
U.S. Small Cap Equities	5%
Global Real Estate	5%
International Equities	5%
Emerging Market Equities	5%
U.S. Investment Grade Bonds	17.5%
U.S. Government Bonds	17.5%
Global Bonds	17.5%
U.S. High Yield Bonds	17.5%
Cash	0%
Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of 15.79%, compared to the S&P Target Risk® Growth Index and the Portfolio’s composite index (“Composite Index”)(1), which returned 11.83% and 11.41%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the S&P Target Risk® Growth Index for the reporting period. The market in 2020 was defined by one of the sharpest bear markets in history followed by a V-shaped recovery that catapulted stocks and bonds to record highs. In our opinion, 2020 for decades to come will be the raison d’etre for diversification. The epic moment was during the first quarter bear market when the S&P 500® Index plummeted 19.6%, while the super-safe U.S. 20-Year Treasury bonds skyrocketed 21.5%. That was what we usually think of when talking about risk control — protect the downside. But after the carnage in the markets, in our view, unprecedented economic and monetary stimulus catapulted equities for the remainder of the year. While U.S. large cap and emerging markets equities led the way, it was U.S. small cap that stood out in the fourth quarter with a return in excess of thirty percent. This is referred to as “up-side” risk or being too conservative and missing out on stellar gains.

The Portfolio’s performance was strongly positive for the year, and significantly outperformed its benchmark, the S&P Target Risk® Growth Index, primarily due to its proprietary tactical positioning. The Portfolio positioned to “defensive” at the beginning of the year, we believe largely avoiding the first quarter bear market, and back to “base” in time to participate in the stimulus-induced rebound.

The Portfolio’s equity allocation had strongly positive absolute and benchmark-relative performance due to asset allocation positioning. The best absolute performance contributor was the Voya Midcap Opportunities Portfolio, while the worst was the VY® Clarion Global Portfolio. In fixed income, the Portfolio also had strong positive absolute and benchmark-relative performance due primarily to the Voya U.S. Bond Index Portfolio and the Voya Global Bond Fund.

Current Strategy and Outlook: We believe stocks are hot stoked by gargantuan Central Bank stimulus and government fiscal spending, in our opinion. The adage “don’t fight the Fed” is correct, in our opinion, and that means even a severely over-priced market can keep going up. In other words, we believe valuation cannot decide turning points like earnings growth can. There are two equally powerful risks in our view that we mentioned — “tail-risk” and “mean-reversion” — which simply means that when the sentiment switches, the rush for the exits is not orderly. Welcome 2021, but just remember that we believe “fundamentals drive markets.”

Despite our optimism for the full year 2021, for the first quarter of 2021 our tactical signal indicates a negative outlook, and accordingly, the Portfolio is positioned at its “defensive allocation”. This positioning is consistent with the Global Perspectives investment philosophy, and reflects the negative corporate earnings growth reported for the third quarter of 2020.

(1)	The Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Portfolio can be compared. As of December 31, 2020, the index allocation is approximately: 10% of the Bloomberg Barclays Global Aggregate Index, 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index, 10% of the FTSE ERPA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the S&P 500® Index, 10% of the S&P MidCap 400® Index and 10% of the S&P SmallCap 600® Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	15.80%	9.05%	6.51%
Class I	16.13%	9.39%	6.87%
Class S	15.79%	9.11%	6.59%
S&P Target Risk ® Growth Index	11.83%	9.25%	7.84%
Composite Index	11.41%	9.71%	7.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Class ADV	$1,000.00	$1,115.00	0.51%	$2.71	$1,000.00	$1,022.57	0.51%	$2.59
Class I	1,000.00	1,116.70	0.21	1.12	1,000.00	1,024.08	0.21	1.07
Class S	1,000.00	1,115.00	0.46	2.45	1,000.00	1,022.82	0.46	2.34

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Perspectives® Portfolio and the Board of Trustees of
Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives® Portfolio (the “Portfolio”) (one of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Voya Investors Trust) at December 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2021

6

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

ASSETS:
Investments in affiliated underlying funds at fair value*	$106,878,418
Cash	6,983
Receivables:
Fund shares sold	175,489
Prepaid expenses	439
Reimbursement due from Investment Adviser	5,693
Other assets	9,866
Total assets	107,076,888

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	175,467
Payable for fund shares redeemed	52
Payable for investment management fees	17,960
Payable for distribution and shareholder service fees	24,580
Payable to trustees under the deferred compensation plan (Note 6)	9,866
Payable for trustee fees	504
Other accrued expenses and liabilities	37,051
Total liabilities	265,480
NET ASSETS	$106,811,408

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$88,768,374
Total distributable earnings	18,043,034
NET ASSETS	$106,811,408

* Cost of investments in affiliated underlying funds	$94,057,728

Class ADV
Net assets	$97,297,537
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,022,089
Net asset value and redemption price per share	$12.13

Class I
Net assets	$9,436,878
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	771,633
Net asset value and redemption price per share	$12.23

Class S
Net assets	$76,993
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,346
Net asset value and redemption price per share	$12.13

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,551,167
Interest	116
Total investment income	3,551,283

EXPENSES:
Investment management fees	201,357
Distribution and shareholder service fees:
Class ADV	554,301
Class S	166
Transfer agent fees:
Class ADV	9,324
Class I	830
Class S	8
Shareholder reporting expense	19,152
Professional fees	24,275
Custody and accounting expense	12,741
Trustee fees	4,027
Miscellaneous expense	11,623
Interest expense	90
Total expenses	837,894
Waived and reimbursed fees	(346,419)
Net expenses	491,475
Net investment income	3,059,808

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,341,801
Capital gain distributions from affiliated underlying funds	2,223,062
Net realized gain	4,564,863
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	7,179,071
Net change in unrealized appreciation (depreciation)	7,179,071
Net realized and unrealized gain	11,743,934
Increase in net assets resulting from operations	$14,803,742

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$3,059,808	$2,202,850
Net realized gain	4,564,863	4,039,993
Net change in unrealized appreciation (depreciation)	7,179,071	11,208,477
Increase in net assets resulting from operations	14,803,742	17,451,320

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(5,772,190)	(7,252,542)
Class I	(552,917)	(593,230)
Class S	(4,152)	(4,546)
Total distributions	(6,329,259)	(7,850,318)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,276,382	3,178,856
Reinvestment of distributions	6,329,259	7,850,318
	11,605,641	11,029,174
Cost of shares redeemed	(16,868,995)	(19,820,159)
Net decrease in net assets resulting from capital share transactions	(5,263,354)	(8,790,985)
Net increase in net assets	3,211,129	810,017

NET ASSETS:
Beginning of year or period	103,600,279	102,790,262
End of year or period	$106,811,408	$103,600,279

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental Data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-20	11.17	0.34	•	1.34	1.68	0.35	0.37	—	0.72	—	12.13	15.80	0.88	0.51	0.51	3.01	97,298	107
12-31-19	10.21	0.23	•	1.57	1.80	0.37	0.47	—	0.84	—	11.17	17.97	0.87	0.48	0.48	2.07	95,446	13
12-31-18	11.46	0.23	•	(1.06)	(0.83)	0.29	0.13	—	0.42	—	10.21	(7.50)	0.87	0.48	0.48	2.10	94,684	16
12-31-17	10.26	0.23	•	1.25	1.48	0.28	—	—	0.28	—	11.46	14.60	0.86	0.48	0.48	2.11	122,258	13
12-31-16	9.87	0.23	•	0.41	0.64	0.25	—	—	0.25	—	10.26	6.49	0.89	0.52	0.52	2.25	139,474	52
Class I
12-31-20	11.26	0.38	•	1.35	1.73	0.39	0.37	—	0.76	—	12.23	16.13	0.28	0.21	0.21	3.31	9,437	107
12-31-19	10.29	0.26	•	1.59	1.85	0.41	0.47	—	0.88	—	11.26	18.33	0.27	0.18	0.18	2.33	8,090	13
12-31-18	11.55	0.28	•	(1.08)	(0.80)	0.33	0.13	—	0.46	—	10.29	(7.21)	0.27	0.18	0.18	2.48	8,051	16
12-31-17	10.34	0.25	•	1.28	1.53	0.32	—	—	0.32	—	11.55	14.98	0.26	0.18	0.18	2.29	8,755	13
12-31-16	9.95	0.25	•	0.43	0.68	0.29	—	—	0.29	—	10.34	6.81	0.24	0.22	0.22	2.41	14,747	52
Class S
12-31-20	11.18	0.34	•	1.34	1.68	0.36	0.37	—	0.73	—	12.13	15.79	0.53	0.46	0.46	3.04	77	107
12-31-19	10.22	0.23		1.58	1.81	0.38	0.47	—	0.85	—	11.18	18.08	0.52	0.43	0.43	2.10	65	13
12-31-18	11.48	0.23		(1.06)	(0.83)	0.30	0.13	—	0.43	—	10.22	(7.47)	0.52	0.43	0.43	2.13	55	16
12-31-17	10.28	0.23		1.27	1.50	0.30	—	—	0.30	—	11.48	14.71	0.51	0.43	0.43	2.14	58	13
12-31-16	9.90	0.23		0.42	0.65	0.27	—	—	0.27	—	10.28	6.55	0.49	0.47	0.47	2.28	50	52

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)

Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.

Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the

Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$107,740,019	$116,632,324

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the

Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2020, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Portfolio:

Subsidiary	Percentage
Voya Retirement Insurance and Annuity Company	5.44%

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Effective January 1, 2020, the Portfolio may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by the Portfolio were $9,709.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)
1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2021, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2021	2022	2023	Total
$102,272	$97,079	$69,268	$268,619

The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 15, 2020, the Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio utilized the line of credit during the year ended December 31, 2020 as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
4	$627,000	1.29%

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2020	205,940	—	526,180	(1,252,326)	(520,206)	2,318,317	—	5,772,190	(13,966,694)	(5,876,187)
12/31/2019	197,096	—	676,543	(1,604,598)	(730,959)	2,170,458	—	7,252,542	(17,490,257)	(8,067,257)
Class I
12/31/2020	259,890	—	50,083	(256,584)	53,389	2,953,946	—	552,917	(2,900,727)	606,136
12/31/2019	92,317	—	54,979	(211,343)	(64,047)	1,008,165	—	593,230	(2,329,337)	(727,942)
Class S
12/31/2020	353	—	379	(162)	570	4,119	—	4,152	(1,574)	6,697
12/31/2019	21	—	424	(51)	394	233	—	4,546	(565)	4,214

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2020		Year Ended December 31, 2019
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$3,100,007	$3,229,252	$3,458,637	$4,391,681

The tax-basis components of distributable earnings as of December 31, 2020 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$5,066,274	$1,001,018	$11,982,013

At December 31, 2020, the Portfolio did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2020, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

may be adjusted to the disadvantage of the Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 12 — MARKET DISRUPTION

The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolio. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolio has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolio has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financials statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
431,854	Voya Emerging Markets Index Portfolio — Class I	$5,968,219	5.6
1,795,407	Voya Global Bond Fund — Class R6	18,187,469	17.0
2,019,349	Voya GNMA Income Fund — Class R6	17,346,211	16.2
1,845,507	Voya High Yield Portfolio — Class I	18,399,706	17.2
192,884	Voya Index Plus LargeCap Portfolio — Class I	5,676,567	5.3
518,680	Voya International Index Portfolio — Class I	5,752,163	5.4
326,932	Voya MidCap Opportunities Portfolio — Class R6	6,058,058	5.7
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
353,576	Voya Small Company Portfolio — Class R6	$6,576,518	6.2
1,526,969	Voya U.S. Bond Index Portfolio — Class I	17,285,290	16.2
533,480	VY® Clarion Global Real Estate Portfolio — Class I	5,628,217	5.3

	Total Mutual Funds (Cost $94,057,728)	106,878,418	100.1
	Liabilities in Excess of Other Assets	(67,010)	(0.1)
	Net Assets	$106,811,408	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Mutual Funds	$106,878,418	$—	$—	$106,878,418
Total Investments, at fair value	$106,878,418	$—	$—	$106,878,418

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$10,939,364	$5,897,211.00	$(11,232,536)	$364,180	$5,968,219	$379,467	$1,315,150	$—
Voya Global Bond Fund —Class R6	9,969,103	17,538,848	(10,228,286)	907,804	18,187,469	641,671	(412,680)	—
Voya GNMA Income Fund — Class I	9,943,567	18,036,468	(27,955,948)	(24,087)	—	239,410	163,147	—
Voya GNMA Income Fund — Class R6	—	18,504,341	(1,212,360)	54,230	17,346,211	155,176	12,124	—
Voya High Yield Portfolio — Class I	10,137,183	17,665,223	(9,996,972)	594,272	18,399,706	863,110	(987,389)	1
Voya Index Plus LargeCap Portfolio — Class I	10,729,830	6,360,949	(11,461,126)	46,914	5,676,567	167,985	902,433	944,805
Voya International Index Portfolio — Class I	10,624,045	5,772,470	(10,805,341)	160,989	5,752,163	297,960	963,931	—
Voya MidCap Opportunities Portfolio — Class I	10,544,892	5,635,396	(15,387,833)	(792,455)	—	6,255	1,283,220	580,136
Voya MidCap Opportunities Portfolio — Class R6	—	3,781,905	(23,808)	2,299,961	6,058,058	—	15,698	—

See Accompanying Notes to Financial Statements

18

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Small Company Portfolio — Class I	$10,707,882	$6,230,742	$(18,075,115)	$1,136,491	$—	$65,446	$(1,751,136)	$195,380
Voya Small Company Portfolio — Class R6	—	3,958,636	(23,406)	2,641,288	6,576,518	—	16,100	—
Voya U.S. Bond Index Portfolio — Class I	9,903,706	18,274,575	(10,870,084)	(22,907)	17,285,290	409,923	550,373	50,035
VY® Clarion Global Real Estate Portfolio — Class I	10,134,388	6,276,015	(10,594,577)	(187,609)	5,628,217	324,764	270,830	452,705
	$103,633,960	$133,932,779	$(137,867,392)	$7,179,071	$106,878,418	$3,551,167	$2,341,801	$2,223,062

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $94,896,405.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$11,982,013
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$11,982,013

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.3542
Class I	NII	$0.3910
Class S	NII	$0.3641
All Classes	STCG	$0.0006
All Classes	LTCG	$0.3728

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2020, 11.51% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Portfolio designates $3,229,252 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2020:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$18,048	$0.0021	11.76%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	133	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– December 2019).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	133	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009– Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006– November 2015).	133	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	133	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant (May 2001–Present).	133	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015–Present	Retired.	133	None.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September
2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November
2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January
2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present); Formerly, Consultant, DA Capital LLC (January 2016–March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September
2014–March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March
1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003 Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006 Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October
2015–April 2018).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February
2018– Present). Formerly, Vice President, Voya Investment Management (March
2014– February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009– December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel II, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Global Perspectives® Portfolio, a series of the Trust (the “Portfolio”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolio, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolio but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolio does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of the Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio, including their ability to engage in soft-dollar transactions on behalf of the Portfolio. Following its reviews, the Board determined that the Manager’s and the

Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for Voya Global Perspectives® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year period.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the

Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VITFOFAIS (1220-022221)

Annual Report

December 31, 2020

Classes ADV and I

Voya Investors Trust
■	Voya Retirement Conservative Portfolio
■	Voya Retirement Growth Portfolio
■	Voya Retirement Moderate Portfolio
■	Voya Retirement Moderate Growth Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,

For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?

Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.

In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.

Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 22, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Risk® Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

2

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).*

Portfolio Specifics: Over the reporting period, the Portfolios met their performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, we made changes to the strategic asset allocations in the second to last week of June. Strategic changes included increasing U.S. large-cap equities across all Portfolios, funded by lowered allocations to domestic mid-cap, developed international and emerging market equities. In addition, we reduced domestic small-cap exposure in the Growth, Moderate Growth and Moderate Portfolios; and removed small-cap entirely from the Moderate Growth and Moderate Portfolios.

The underlying index funds performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks, before the deduction of fees.

Current Strategy and Outlook: Despite historically weak, choppy economic data and unsettling, pandemic-related headlines, in our opinion risk assets have pushed higher on investor confidence that the future will be better than the present. With two Covid-19 vaccines in distribution and a new round of fiscal stimulus about to be deployed, we believe the U.S. economy is primed to accelerate in 2021. In our view, there is a clear bridge (vaccine) to post-Covid-19 normalcy and abutments (fiscal stimulus and prolonged, accommodative monetary policy) that should keep the recovery on track and absorb unexpected jolts along with way.

*	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2020.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be ”forward-looking“ statements. Actual results may differ materially from those projected in the ”forward-looking“ statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of 12/31/20 (as a percentage of net assets)(1)
Sub Asset Class	Growth	Moderate Growth	Moderate	Conservative
US Large Blend	50.00%	50.00%	39.00%	23.00%
US Mid Cap Blend	7.00%	4.00%	3.00%	2.00%
US Small Cap	2.00%	0.00%	0.00%	0.00%
International	11.00%	7.00%	5.00%	3.00%
Emerging Markets	5.00%	4.00%	3.00%	2.00%
Core Fixed Income	21.00%	29.00%	41.00%	61.00%
TIPS	4.00%	6.00%	9.00%	9.00%
Equity	75.00%	65.00%	50.00%	30.00%
Fixed Income	25.00%	35.00%	50.00%	70.00%
Total	100.00%	100.00%	100.00%	100.00%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

Total Returns for the Period Ended December 31, 2020
1 Year
Voya Retirement Conservative Portfolio, Class I	10.77%
S&P Target Risk® Conservative Index	9.67%
Voya Retirement Growth Portfolio, Class I	14.11%
S&P Target Risk Aggressive® Index	13.09%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	7.51%
Voya Retirement Moderate Portfolio, Class I	12.51%
S&P Target Risk® Moderate Index	10.42%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
BCAB Index	7.51%
Voya Retirement Moderate Growth Portfolio, Class I	13.59%
S&P Target Risk® Growth Index	11.83%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
BCAB Index	7.51%

4

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	10.33%	6.58%	5.52%
Class I	10.77%	6.77%	5.75%
S&P Target Risk® Conservative Index	9.67%	7.02%	5.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	13.64%	9.86%	8.14%
Class I	14.11%	10.33%	8.60%
S&P Target Risk Aggressive® Index	13.09%	10.65%	9.26%
Russell 3000® Index	20.89%	15.43%	13.479%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	12.17%	8.09%	6.59%
Class I	12.51%	8.45%	6.96%
S&P Target Risk® Moderate Index	10.42%	7.78%	6.31%
Russell 3000® Index	20.89%	15.43%	13.79%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	13.15%	9.26%	7.66%
Class I	13.59%	9.69%	8.09%
S&P Target Risk® Growth Index	11.83%	9.25%	7.94%
Russell 3000® Index	20.89%	15.43%	13.79%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled ”Expenses Paid During the Period“ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,074.50	0.52%	$2.71	$1,000.00	$1,022.52	0.52%	$2.64
Class I	1,000.00	1,075.90	0.27	1.41	$1,000.00	1,023.78	0.27	1.37
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,174.40	0.68%	$3.72	$1,000.00	$1,021.72	0.68%	$3.46
Class I	1,000.00	1,177.10	0.26	1.42	1,000.00	1,023.83	0.26	1.32
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,117.80	0.61%	$3.25	$1,000.00	$1,022.07	0.61%	$3.10
Class I	1,000.00	1,119.30	0.27	1.44	1,000.00	1,023.78	0.27	1.37
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,148.60	0.65%	$3.51	$1,000.00	$1,021.87	0.65%	$3.30
Class I	1,000.00	1,150.30	0.26	1.41	1,000.00	1,023.83	0.26	1.32

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (collectively referred to as the “Portfolios”) (four of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (four of the portfolios constituting Voya Investors Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2021

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$405,950,050	$2,449,348,459	$919,479,868	$1,655,491,119
Investments in unaffiliated underlying funds at fair value**	40,151,792	102,064,487	91,347,057	105,597,956
Cash	372,635	1,635,541	843,861	1,261,788
Receivables:
Investments in affiliated underlying funds sold	42,522	1,064,649	—	182,065
Fund shares sold	274,241	100,208	305,203	247,205
Interest	354	1,678	893	1,328
Prepaid expenses	1,872	10,712	4,377	7,494
Other assets	16,165	146,556	57,581	99,979
Total assets	446,809,631	2,554,372,290	1,012,038,840	1,762,888,934
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	304,603	—
Payable for fund shares redeemed	316,763	1,164,858	600	429,271
Payable for investment management fees	93,487	523,269	212,109	363,927
Payable for distribution and shareholder service fees	94,298	892,426	283,991	567,750
Payable to trustees under the deferred compensation plan (Note 6)	16,165	146,556	57,581	99,979
Payable for trustee fees	2,134	11,994	4,886	8,390
Other accrued expenses and liabilities	65,931	260,511	115,724	187,999
Total liabilities	588,778	2,999,614	979,494	1,657,316
NET ASSETS	$446,220,853	$2,551,372,676	$1,011,059,346	$1,761,231,618
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$345,951,719	$2,056,641,981	$847,333,955	$1,444,370,612
Total distributable earnings	100,269,134	494,730,695	163,725,391	316,861,006
NET ASSETS	$446,220,853	$2,551,372,676	$1,011,059,346	$1,761,231,618

* Cost of investments in affiliated underlying funds	$325,350,123	$2,085,561,725	$814,363,882	$1,434,762,260
** Cost of investments in unaffiliated underlying funds	$34,755,554	$93,894,918	$81,494,163	$96,929,496

Class ADV	$444,944,477	$2,499,846,546	$988,152,908	$1,736,505,435
Net assets	unlimited	unlimited	unlimited	unlimited
Shares authorized	$0.001	$0.001	$0.001	$0.001
Par value	45,212,432	181,144,907	80,761,834	135,761,788
Shares outstanding	$9.84	$13.80	$12.24	$12.79
Net asset value and redemption price per share
Class I	$1,276,376	$51,526,130	$22,906,438	$24,726,183
Net assets	unlimited	unlimited	unlimited	unlimited
Shares authorized	$0.001	$0.001	$0.001	$0.001
Par value	127,516	3,711,989	1,847,868	1,951,229
Shares outstanding	$10.01	$13.88	$12.40	$12.67
Net asset value and redemption price per share

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,922,396	$54,251,025	$21,867,420	$37,733,244
Dividends from unaffiliated underlying funds	437,243	1,082,029	989,490	1,134,075
Interest	1,377	8,683	4,980	7,654
Total investment income	10,361,016	55,341,737	22,861,890	38,874,973

EXPENSES:
Investment management fees	1,020,691	5,840,091	2,379,927	4,118,720
Distribution and shareholder service fees:
Class ADV	2,132,163	11,763,506	4,778,090	8,278,824
Transfer agent fees:
Class ADV	50,951	35,653	50,619	47,775
Class I	64	700	1,137	640
Shareholder reporting expense	12,474	53,624	23,652	44,316
Professional fees	17,899	84,498	38,393	53,938
Custody and accounting expense	25,239	91,448	36,986	47,427
Trustee fees	17,079	95,959	39,085	67,121
Miscellaneous expense	21,912	63,862	32,035	47,712
Interest expense	313	—	1,294	1,145
Total expenses	3,298,785	18,029,341	7,381,218	12,707,618
Waived and reimbursed fees	(1,057,560)	(1,766,868)	(1,516,578)	(1,831,301)
Net expenses	2,241,225	16,262,473	5,864,640	10,876,317
Net investment income	8,119,791	39,079,264	16,997,250	27,998,656

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,249,657	19,977,066	18,231,577	26,240,349
Sale of unaffiliated underlying funds	234,420	1,130,370	1,660,195	1,078,271
Capital gain distributions from affiliated underlying funds	7,114,577	84,241,747	23,952,523	50,614,001
Net realized gain	9,598,654	105,349,183	43,844,295	77,932,621
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	21,787,467	151,430,108	42,975,981	91,449,315
Unaffiliated underlying funds	3,268,127	7,662,803	6,405,098	8,137,774
Net change in unrealized appreciation (depreciation)	25,055,594	159,092,911	49,381,079	99,587,089
Net realized and unrealized gain	34,654,248	264,442,094	93,225,374	177,519,710
Increase in net assets resulting from operations	$42,774,039	$303,521,358	$110,222,624	$205,518,366
See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$8,119,791	$7,626,437	$39,079,264	$53,362,545
Net realized gain	9,598,654	10,820,540	105,349,183	133,568,784
Net change in unrealized appreciation (depreciation)	25,055,594	34,683,880	159,092,911	319,244,192
Increase in net assets resulting from operations	42,774,039	53,130,857	303,521,358	506,175,521

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(17,990,939)	(18,553,699)	(153,007,477)	(232,360,607)
Class I	(10,866)	(3,535)	(3,182,685)	(4,625,627)
Total distributions	(18,001,805)	(18,557,234)	(156,190,162)	(236,986,234)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,843,106	31,957,062	5,729,227	12,832,178
Reinvestment of distributions	18,001,763	18,557,191	156,190,162	236,986,234
	58,844,869	50,514,253	161,919,389	249,818,412
Cost of shares redeemed	(62,275,274)	(60,509,716)	(359,765,955)	(410,938,244)
Net decrease in net assets resulting from capital share transactions	(3,430,405)	(9,995,463)	(197,846,566)	(161,119,832)
Net increase (decrease) in net assets	21,341,829	24,578,160	(50,515,370)	108,069,455

NET ASSETS:
Beginning of year or period	424,879,024	400,300,864	2,601,888,046	2,493,818,591
End of year or period	$446,220,853	$424,879,024	$2,551,372,676	$2,601,888,046

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$16,997,250	$20,126,739	$27,998,656	$35,705,553
Net realized gain	43,844,295	40,364,426	77,932,621	92,751,119
Net change in unrealized appreciation (depreciation)	49,381,079	100,602,183	99,587,089	196,914,279
Increase in net assets resulting from operations	110,222,624	161,093,348	205,518,366	325,370,951

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(52,487,462)	(62,980,933)	(108,214,037)	(146,075,017)
Class I	(1,264,412)	(1,264,979)	(1,553,761)	(1,883,900)
Total distributions	(53,751,874)	(64,245,912)	(109,767,798)	(147,958,917)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,324,081	24,874,534	12,142,256	17,828,813
Reinvestment of distributions	53,751,874	64,245,912	109,767,798	147,958,917
	71,075,955	89,120,446	121,910,054	165,787,730
Cost of shares redeemed	(146,655,932)	(145,338,094)	(248,009,042)	(287,935,946)
Net decrease in net assets resulting from capital share transactions	(75,579,977)	(56,217,648)	(126,098,988)	(122,148,216)
Net increase (decrease) in net assets	(19,109,227)	40,629,788	(30,348,420)	55,263,818

NET ASSETS:
Beginning of year or period	1,030,168,573	989,538,785	1,791,580,038	1,736,316,220
End of year or period	$1,011,059,346	$1,030,168,573	$1,761,231,618	$1,791,580,038

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-20	9.31	0.18		0.75	0.93	0.17	0.23	—	0.40	—	9.84	10.33	0.77	0.52	0.52	1.90	444,944	27
12-31-19	8.57	0.17		0.98	1.15	0.17	0.24	—	0.41	—	9.31	13.61	0.78	0.53	0.53	1.82	424,756	24
12-31-18	9.24	0.17		(0.41)	(0.24)	0.17	0.26	—	0.43	—	8.57	(2.74)	0.77	0.52	0.52	1.74	400,267	33
12-31-17	8.89	0.14	•	0.54	0.68	0.13	0.20	—	0.33	—	9.24	7.76	0.76	0.51	0.51	1.57	456,710	15
12-31-16	8.81	0.09		0.32	0.41	0.13	0.20	—	0.33	—	8.89	4.68	0.76	0.51	0.51	1.17	507,585	23
Class I
12-31-20	9.45	0.24	•	0.75	0.99	0.20	0.23	—	0.43	—	10.01	10.77	0.27	0.27	0.27	2.47	1,276	27
12-31-19	8.70	0.21	•	0.98	1.19	0.20	0.24	—	0.44	—	9.45	13.81	0.28	0.28	0.28	2.31	123	24
12-31-18	9.38	0.19	•	(0.41)	(0.22)	0.20	0.26	—	0.46	—	8.70	(2.54)	0.27	0.27	0.27	2.11	34	33
12-31-17	9.04	0.31	•	0.39	0.70	0.16	0.20	—	0.36	—	9.38	7.81	0.26	0.26	0.26	3.44	17	15
12-31-16	8.97	0.14		0.29	0.43	0.16	0.20	—	0.36	—	9.04	4.73	0.26	0.26	0.26	1.52	1	23
Voya Retirement Growth Portfolio
Class ADV
12-31-20	13.00	0.20	•	1.44	1.64	0.30	0.54	—	0.84	—	13.80	13.64	0.76	0.68	0.68	1.62	2,499,847	27
12-31-19	11.74	0.26	•	2.20	2.46	0.24	0.96	—	1.20	—	13.00	21.55	0.76	0.68	0.68	2.04	2,553,927	40
12-31-18	13.99	0.20	•	(1.13)	(0.93)	0.23	1.09	—	1.32	—	11.74	(7.47)	0.76	0.68	0.68	1.49	2,449,356	20
12-31-17	13.10	0.19	•	1.91	2.10	0.25	0.96	—	1.21	—	13.99	16.66	0.76	0.68	0.68	1.37	3,018,225	11
12-31-16	13.14	0.19	•	0.76	0.95	0.30	0.69	—	0.99	—	13.10	7.31	0.76	0.68	0.68	1.45	3,275,638	17
Class I
12-31-20	13.08	0.27		1.43	1.70	0.36	0.54	—	0.90	—	13.88	14.11	0.26	0.26	0.26	2.07	51,526	27
12-31-19	11.81	0.31	•	2.22	2.53	0.30	0.96	—	1.26	—	13.08	22.09	0.26	0.26	0.26	2.48	47,961	40
12-31-18	14.07	0.26		(1.13)	(0.87)	0.30	1.09	—	1.39	—	11.81	(7.05)	0.26	0.26	0.26	1.94	44,463	20
12-31-17	13.18	0.25	•	1.91	2.16	0.31	0.96	—	1.27	—	14.07	17.11	0.26	0.26	0.26	1.84	49,040	11
12-31-16	13.22	0.25		0.76	1.01	0.36	0.69	—	1.05	—	13.18	7.80	0.26	0.26	0.26	1.93	47,460	17
Voya Retirement Moderate Portfolio
Class ADV
12-31-20	11.55	0.20	•	1.14	1.34	0.25	0.40	—	0.65	—	12.24	12.17	0.77	0.61	0.61	1.73	988,153	28
12-31-19	10.51	0.22	•	1.54	1.76	0.22	0.50	—	0.72	—	11.55	17.14	0.77	0.61	0.61	1.96	1,008,727	31
12-31-18	11.79	0.19	•	(0.75)	(0.56)	0.21	0.51	—	0.72	—	10.51	(5.07)	0.77	0.61	0.61	1.68	972,232	27
12-31-17	11.35	0.17	•	1.14	1.31	0.20	0.67	—	0.87	—	11.79	11.82	0.76	0.60	0.60	1.50	1,170,685	12
12-31-16	11.49	0.15	•	0.51	0.66	0.23	0.57	—	0.80	—	11.35	5.78	0.76	0.60	0.60	1.34	1,257,324	15
Class I
12-31-20	11.70	0.24		1.15	1.39	0.29	0.40	—	0.69	—	12.40	12.51	0.27	0.27	0.27	2.06	22,906	28
12-31-19	10.64	0.25		1.58	1.83	0.27	0.50	—	0.77	—	11.70	17.56	0.27	0.27	0.27	2.35	21,441	31
12-31-18	11.93	0.24		(0.76)	(0.52)	0.26	0.51	—	0.77	—	10.64	(4.73)	0.27	0.27	0.27	2.03	17,307	27
12-31-17	11.48	0.22		1.14	1.36	0.24	0.67	—	0.91	—	11.93	12.21	0.26	0.26	0.26	1.86	19,580	12
12-31-16	11.62	0.20	•	0.51	0.71	0.28	0.57	—	0.85	—	11.48	6.12	0.26	0.26	0.26	1.68	17,956	15

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-20	12.10	0.20	•	1.29	1.49	0.27	0.53	—	0.80	—	12.79	13.15	0.76	0.65	0.65	1.66	1,736,505	28
12-31-19	10.97	0.23	•	1.91	2.14	0.23	0.78	—	1.01	—	12.10	20.02	0.76	0.65	0.65	1.98	1,769,060	39
12-31-18	12.80	0.19	•	(0.91)	(0.72)	0.22	0.89	—	1.11	—	10.97	(6.30)	0.76	0.65	0.65	1.56	1,716,501	22
12-31-17	12.23	0.18	•	1.53	1.71	0.23	0.91	—	1.14	—	12.80	14.56	0.76	0.65	0.65	1.42	2,111,439	10
12-31-16	12.76	0.18	•	0.67	0.85	0.28	1.10	—	1.38	—	12.23	6.81	0.76	0.65	0.65	1.46	2,275,963	16
Class I
12-31-20	12.00	0.25		1.27	1.52	0.32	0.53	—	0.85	—	12.67	13.59	0.26	0.26	0.26	2.10	24,726	28
12-31-19	10.90	0.29		1.87	2.16	0.28	0.78	—	1.06	—	12.00	20.40	0.26	0.26	0.26	2.41	22,520	39
12-31-18	12.73	0.24	•	(0.90)	(0.66)	0.28	0.89	—	1.17	—	10.90	(5.90)	0.26	0.26	0.26	1.97	19,816	22
12-31-17	12.17	0.24		1.52	1.76	0.29	0.91	—	1.20	—	12.73	15.05	0.26	0.26	0.26	1.84	24,017	10
12-31-16	12.71	0.24		0.66	0.90	0.34	1.10	—	1.44	—	12.17	7.25	0.26	0.26	0.26	1.86	22,088	16

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-two active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying

Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before

Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a ″Pricing Committee″ comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as ″Level 2″ and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$116,141,099	$129,580,175
Growth	639,563,686	953,994,078
Moderate	271,010,122	383,555,374
Moderate Growth	468,245,576	676,040,254

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Any fees waived are not subject to recoupment. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2020, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	22.41%
	Moderate	8.87

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Effective January, 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Conservative	$50,556
Growth	34,241
Moderate	50,655
Moderate Growth	47,093

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2020:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Conservative	8	$1,012,250	1.39%
Moderate	10	3,147,200	1.48
Moderate Growth	7	3,725,571	1.58

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2020	4,256,388	—	1,944,966	(6,634,142)	(432,788)	39,635,918	—	17,990,939	(62,155,170)	(4,528,313)
12/31/2019	3,536,081	—	2,070,725	(6,686,497)	(1,079,691)	31,837,511	—	18,553,699	(60,469,570)	(10,078,360)
Class I
12/31/2020	125,961	—	1,152	(12,611)	114,502	1,207,188	—	10,824	(120,104)	1,097,908
12/31/2019	12,992	—	384	(4,275)	9,101	119,551	—	3,492	(40,146)	82,897
Growth
Class ADV
12/31/2020	321,392	—	12,825,438	(28,472,537)	(15,325,707)	4,052,122	—	153,007,477	(355,248,330)	(198,188,731)
12/31/2019	863,657	—	18,906,477	(31,986,663)	(12,216,529)	10,699,562	—	232,360,607	(402,854,268)	(159,794,099)
Class I
12/31/2020	133,896	—	265,888	(355,170)	44,614	1,677,105	—	3,182,685	(4,517,625)	342,165
12/31/2019	167,795	—	374,848	(640,968)	(98,325)	2,132,616	—	4,625,627	(8,083,976)	(1,325,733)
Moderate
Class ADV
12/31/2020	1,301,983	—	4,732,864	(12,598,365)	(6,563,518)	14,929,166	—	52,487,462	(143,122,779)	(75,706,151)
12/31/2019	1,921,994	—	5,709,967	(12,776,626)	(5,144,665)	21,377,716	—	62,980,933	(142,891,944)	(58,533,295)
Class I
12/31/2020	207,289	—	112,693	(305,055)	14,927	2,394,915	—	1,264,412	(3,533,153)	126,174
12/31/2019	308,962	—	113,451	(215,680)	206,733	3,496,818	—	1,264,979	(2,446,150)	2,315,647
Moderate Growth
Class ADV
12/31/2020	930,035	—	9,576,463	(20,975,881)	(10,469,383)	11,039,280	—	108,214,036	(246,168,011)	(126,914,695)
12/31/2019	1,344,775	—	12,735,398	(24,267,390)	(10,187,217)	15,703,112	—	146,075,017	(284,531,681)	(122,753,552)
Class I
12/31/2020	93,413	—	139,101	(158,133)	74,381	1,102,976	—	1,553,762	(1,841,031)	815,707
12/31/2019	183,304	—	165,836	(290,771)	58,369	2,125,701	—	1,883,900	(3,404,265)	605,336

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains Income
Conservative	$9,996,344	$8,005,461	$7,825,835	$10,731,399
Growth	56,076,516	100,113,646	47,827,676	189,158,558
Moderate	21,827,057	31,924,817	19,898,150	44,347,762
Moderate Growth	37,863,570	71,904,228	33,939,686	114,019,231

The tax-basis components of distributable earnings as of December 31, 2020 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Conservative	$10,972,829	$7,240,352	$82,065,311
Growth	43,259,985	105,152,952	346,415,215
Moderate	18,952,902	40,539,619	104,267,393
Moderate Growth	31,041,311	74,552,320	211,327,847

At December 31, 2020, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 12 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards

Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value

Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

23

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 9.0%
646,775	Schwab U.S. TIPS ETF	$40,151,792	9.0
	Total Exchange-Traded Funds (Cost $34,755,554)	40,151,792	9.0

MUTUAL FUNDS: 91.0%
	Affiliated Investment Companies: 91.0%
671,556	Voya Emerging Markets Index Portfolio — Class I	9,280,900	2.1
1,231,573	Voya International Index Portfolio — Class I	13,658,141	3.1
691,361	Voya RussellTM Mid Cap Index Portfolio — Class I	9,153,616	2.0
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
23,830,581	Voya U.S. Bond Index Portfolio — Class I	$269,762,180	60.5
5,496,051	Voya U.S. Stock Index Portfolio — Class I	104,095,213	23.3
	Total Mutual Funds (Cost $325,350,123)	405,950,050	91.0
	Total Investments in Securities (Cost $360,105,677)	$446,101,842	100.0
	Assets in Excess of Other Liabilities	119,011	0.0
	Net Assets	$446,220,853	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$40,151,792	$—	$—	$40,151,792
Mutual Funds	405,950,050	—	—	405,950,050
Total Investments, at fair value	$446,101,842	$—	$—	$446,101,842

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$13,326,416	$3,375,458	$(9,027,328)	$1,606,354	$9,280,900	$498,764	$(694,073)	$—
Voya International Index Portfolio — Class I	17,224,417	5,093,205	(9,560,895)	901,414	13,658,141	522,190	(282,775)	—
Voya RussellTM Mid Cap Index Portfolio — Class I	12,906,139	5,787,961	(8,464,700)	(1,075,784)	9,153,616	205,193	465,234	1,885,839
Voya U.S. Bond Index Portfolio — Class I	256,202,871	62,563,573	(58,155,581)	9,151,317	269,762,180	6,880,382	420,798	1,369,405
Voya U.S. Stock Index Portfolio — Class I	86,755,352	37,408,597	(31,272,902)	11,204,166	104,095,213	1,815,867	2,340,473	3,859,333
	$386,415,195	$114,228,794	$(116,481,406)	$21,787,467	$405,950,050	$9,922,396	$2,249,657	$7,114,577

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $364,036,531.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$82,065,311
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$82,065,311

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.0%
1,644,080	Schwab U.S. TIPS ETF	$102,064,487	4.0
	Total Exchange-Traded Funds (Cost $93,894,918)	102,064,487	4.0

MUTUAL FUNDS: 96.0%
	Affiliated Investment Companies: 96.0%
9,480,893	Voya Emerging Markets Index Portfolio — Class I	131,025,942	5.1
25,499,498	Voya International Index Portfolio — Class I	282,789,434	11.1
13,667,847	Voya RussellTM Mid Cap Index Portfolio — Class I	180,962,300	7.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
3,445,176	Voya RussellTM Small Cap Index Portfolio — Class I	$53,641,387	2.1
46,214,779	Voya U.S. Bond Index Portfolio — Class I	523,151,303	20.5
67,464,524	Voya U.S. Stock Index Portfolio — Class I	1,277,778,093	50.1
	Total Mutual Funds (Cost $2,085,561,725)	2,449,348,459	96.0
	Total Investments in Securities (Cost $2,179,456,643)	$2,551,412,946	100.0
	Liabilities in Excess of Other Assets	(40,270)	—
	Net Assets	$2,551,372,676	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$102,064,487	$—	$—	$102,064,487
Mutual Funds	2,449,348,459	—	—	2,449,348,459
Total Investments, at fair value	$2,551,412,946	$—	$—	$2,551,412,946

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$161,258,839	$19,475,380	$(64,900,003)	$15,191,726	$131,025,942	$5,334,986	$(1,928,655)	$—
Voya International Index Portfolio — Class I	338,490,510	55,967,860	(124,281,433)	12,612,497	282,789,434	9,075,573	(2,753,922)	—
Voya RussellTM Mid Cap Index Portfolio — Class I	208,068,220	51,964,531	(97,677,081)	18,606,630	180,962,300	2,926,211	(21,224,683)	26,893,574
Voya RussellTM Small Cap Index Portfolio — Class I	130,861,677	29,463,180	(118,366,109)	11,682,639	53,641,387	1,484,839	(19,952,835)	8,387,223
Voya U.S. Bond Index Portfolio — Class I	531,106,717	171,866,039	(190,302,381)	10,480,928	523,151,303	13,214,643	8,668,226	2,606,094
Voya U.S. Stock Index Portfolio — Class I	1,127,866,422	295,209,786	(228,153,803)	82,855,688	1,277,778,093	22,214,773	57,168,935	46,354,856
	$2,497,652,385	$623,946,776	$(823,680,810)	$151,430,108	$2,449,348,459	$54,251,025	$19,977,066	$84,241,747

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,204,997,731.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$346,415,215
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$346,415,215

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 9.0%
1,471,441	Schwab U.S. TIPS ETF	$91,347,057	9.0
	Total Exchange-Traded Funds (Cost $81,494,163)	91,347,057	9.0

MUTUAL FUNDS: 91.0%
	Affiliated Investment Companies: 91.0%
2,271,003	Voya Emerging Markets Index Portfolio — Class I	31,385,258	3.1
4,627,294	Voya International Index Portfolio — Class I	51,316,689	5.1
2,338,214	Voya RussellTM Mid Cap Index Portfolio — Class I	30,957,952	3.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
36,035,648	Voya U.S. Bond Index Portfolio — Class I	407,923,533	40.3
21,008,260	Voya U.S. Stock Index Portfolio — Class I	397,896,436	39.4
	Total Mutual Funds (Cost $814,363,882)	919,479,868	91.0
	Total Investments in Securities (Cost $895,858,045)	$1,010,826,925	100.0
	Assets in Excess of Other Liabilities	232,421	0.0
	Net Assets	$1,011,059,346	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$91,347,057	$—	$—	$91,347,057
Mutual Funds	919,479,868	—	—	919,479,868
Total Investments, at fair value	$1,010,826,925	$—	$—	$1,010,826,925

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$42,837,528	$6,989,055	$(21,475,977)	$3,034,652	$31,385,258	$1,483,859	$8,888	$—
Voya International Index Portfolio — Class I	72,649,288	14,839,199	(38,382,257)	2,210,459	51,316,689	2,038,899	(1,254,701)	—
Voya RussellTM Mid Cap Index Portfolio — Class I	41,471,573	13,679,712	(29,992,321)	5,798,988	30,957,952	610,424	(7,364,179)	5,610,148
Voya RussellTM Small Cap Index Portfolio — Class I	20,863,928	5,811,453	(25,724,220)	(951,161)	—	247,815	(2,893,556)	1,399,804
Voya U.S. Bond Index Portfolio — Class I	414,057,294	103,294,075	(118,396,875)	8,969,039	407,923,533	10,542,651	6,126,444	2,088,768
Voya U.S. Stock Index Portfolio — Class I	345,012,032	118,327,672	(89,357,272)	23,914,004	397,896,436	6,943,772	23,608,681	14,853,803
	$936,891,643	$262,941,166	$(323,328,922)	$42,975,981	$919,479,868	$21,867,420	$18,231,577	$23,952,523

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $906,559,532.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$104,267,393
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$104,267,393

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.0%
1,700,998	Schwab U.S. TIPS ETF	$105,597,956	6.0
	Total Exchange-Traded Funds (Cost $96,929,496)	105,597,956	6.0

MUTUAL FUNDS: 94.0%
	Affiliated Investment Companies: 94.0%
5,255,878	Voya Emerging Markets Index Portfolio — Class I	72,636,240	4.1
11,244,864	Voya International Index Portfolio — Class I	124,705,545	7.1
5,411,656	Voya RussellTM Mid Cap Index Portfolio — Class I	71,650,321	4.1
Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
44,260,344	Voya U.S. Bond Index Portfolio — Class I	$501,027,094	28.4
46,751,421	Voya U.S. Stock Index Portfolio — Class I	885,471,919	50.3
	Total Mutual Funds (Cost $1,434,762,260)	1,655,491,119	94.0
	Total Investments in Securities (Cost $1,531,691,756)	$1,761,089,075	100.0
	Assets in Excess of Other Liabilities	142,543	0.0
	Net Assets	$1,761,231,618	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$105,597,956	$—	$—	$105,597,956
Mutual Funds	1,655,491,119	—	—	1,655,491,119
Total Investments, at fair value	$1,761,089,075	$—	$—	$1,761,089,075

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$92,745,944	$12,547,454	$(44,396,024)	$11,738,866	$72,636,240	$3,149,058	$(4,406,824)	$—
Voya International Index Portfolio — Class I	161,757,171	29,645,463	(72,114,400)	5,417,311	124,705,545	4,450,521	(2,019,970)	—
Voya RussellTM Mid Cap Index Portfolio — Class I	89,767,314	25,485,979	(54,886,991)	11,284,019	71,650,321	1,295,465	(13,785,405)	11,906,071
Voya RussellTM Small Cap Index Portfolio — Class I	54,196,817	13,216,070	(65,141,597)	(2,271,290)	—	631,071	(7,792,968)	3,564,651
Voya U.S. Bond Index Portfolio — Class I	506,695,208	150,230,881	(166,685,707)	10,786,712	501,027,094	12,779,976	7,636,745	2,530,588
Voya U.S. Stock Index Portfolio — Class I	778,517,305	223,550,619	(171,089,702)	54,493,697	885,471,919	15,427,153	46,608,772	32,612,691
	$1,683,679,759	$454,676,466	$(574,314,421)	$91,449,315	$1,655,491,119	$37,733,244	$26,240,349	$50,614,001

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,549,761,228.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$211,327,847
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$211,327,847

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1735
Class I	NII	$0.1973
All Classes	STCG	$0.0520
All Classes	LTCG	$0.1806
Voya Retirement Growth Portfolio
Class ADV	NII	$0.3015
Class I	NII	$0.3612
All Classes	LTCG	$0.5403
Portfolio Name	Type	Per Share Amount
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.2492
Class I	NII	$0.2915
All Classes	STCG	$0.0135
All Classes	LTCG	$0.3856
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2687
Class I	NII	$0.3195
All Classes	STCG	$0.0055
All Classes	LTCG	$0.5220

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	13.98%
Voya Retirement Growth Portfolio	36.88%
Voya Retirement Moderate Portfolio	26.74%
Voya Retirement Moderate Growth Portfolio	35.24%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$8,005,461
Voya Retirement Growth Portfolio	$100,113,646
Voya Retirement Moderate Portfolio	$31,924,817
Voya Retirement Moderate Growth Portfolio	$71,904,228

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal

Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2020:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$34,359	$0.0008	7.51%
Voya Retirement Growth Portfolio	$604,529	$0.0033	23.52%
Voya Retirement Moderate Portfolio	$122,943	$0.0015	13.77%
Voya Retirement Moderate Growth Portfolio	$292,521	$0.0021	17.61%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	133	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	133	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	133	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	133	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant (May 2001–Present).	133	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015–Present	Retired.	133	None.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present); Formerly, Consultant, DA Capital LLC (January 2016–March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014–March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020–Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006–Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel II, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods and underperformed for the year-to-date, five-year and ten-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year, five-year, and ten-year periods, and the second quintile for the year-to-date period; and (2) the

Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations regarding the effect that the limited size of its Selected Peer Group had on the Portfolio’s pricing relative to its Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Legal Counsel
Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-RETADVI (1220-022221)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $464,372 for the year ended December 31, 2020 and $556,585 for the year ended December 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2020 and $0 for the year ended December 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $46,126 for the year ended December 31, 2020 and $123,718 for the year ended December 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2020 and $10,896 for the year ended December 31, 2019.

(1) For the year ended December 31, 2020, KPMG billed $0 for Audit Fees.

(2) For the year ended December 31, 2020, KPMG billed $19,191 for Tax Fees.

(3) For the year ended December 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2020 and December 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Investors Trust	$46,126	$134,614
Voya Investments, LLC (2)	$14,804,511	$107,750

(1) For the year ended December 31, 2020, KPMG billed the Registrant $19,191 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc..

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio (the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolios of investments are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolios of investments are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolios of investments are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolios of investments are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL – Bond Portfolio and the Board of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL – Bond Portfolio (the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolio of investments and summary portfolio of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolio of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.4%
		Australia: 3.7%
310,612		Dexus	$2,252,849	1.2
281,734		Ingenia Communities Group	1,066,568	0.5
149,642	(1)	Lifestyle Communities Ltd.	1,475,806	0.8
456,454		Stockland	1,473,696	0.7
755,985		Vicinity Centres	934,754	0.5
			7,203,673	3.7

		Belgium: 1.3%
6,622		Montea C.V.A	750,532	0.4
23,065	(1)	Shurgard Self Storage SA	999,024	0.5
22,396		Warehouses De Pauw CVA	776,432	0.4
			2,525,988	1.3

		Canada: 2.8%
28,003		Boardwalk Real Estate Investment Trust	742,259	0.4
81,134		Canadian Apartment Properties REIT	3,186,337	1.7
136,176		H&R Real Estate Investment Trust	1,421,776	0.7
			5,350,372	2.8

		Finland: 0.9%
79,330		Kojamo Oyj	1,760,731	0.9

		France: 1.0%
9,559		Covivio	877,147	0.5
117,115		Mercialys SA	1,029,661	0.5
			1,906,808	1.0

		Germany: 7.8%
40,336	(2),(3)	ADLER Group SA	1,429,009	0.7
222,552		Aroundtown SA	1,659,323	0.9
48,642	(2)	Deutsche Euroshop AG	1,101,229	0.6
33,168		Deutsche Wohnen SE	1,769,661	0.9
13,666		LEG Immobilien AG	2,120,197	1.1
61,396		TAG Immobilien AG	1,959,255	1.0
70,386		Vonovia SE	5,140,546	2.6
			15,179,220	7.8

		Hong Kong: 6.5%
263,000		Hongkong Land Holdings Ltd. - HKHGF	1,086,234	0.6
459,105		Link REIT	4,169,489	2.1
1,442,192		Sino Land Co.	1,876,747	1.0
290,195		Sun Hung Kai Properties Ltd.	3,711,298	1.9
636,000		Swire Properties Ltd.	1,849,127	0.9
			12,692,895	6.5

		Ireland: 0.3%
385,733		Hibernia REIT plc	532,487	0.3

		Japan: 10.9%
802		AEON REIT Investment Corp.	1,026,757	0.5
230		Kenedix Office Investment Corp.	1,561,561	0.8
381		Kenedix Retail REIT Corp.	929,749	0.5
1,675		LaSalle Logiport REIT	2,702,922	1.4
1,660		MCUBS MidCity Investment Corp.	1,513,521	0.8
184,035		Mitsui Fudosan Co., Ltd.	3,853,614	2.0
210		Nippon Building Fund, Inc.	1,217,937	0.6
85,100		Nomura Real Estate Holdings, Inc.	1,886,975	1.0
1,894		Orix JREIT, Inc.	3,133,299	1.6
1,052		Sankei Real Estate, Inc.	1,002,928	0.5
159,811		Tokyo Tatemono Co., Ltd.	2,194,116	1.2
			21,023,379	10.9

		Luxembourg: 0.6%
45,743		Grand City Properties SA	1,181,877	0.6

		Singapore: 3.5%
842,200		CapitaLand Integrated Commercial Trust	1,377,358	0.7
1,235,219		CapitaLand Ltd.	3,064,913	1.6
863,800		Mapletree Commercial Trust	1,392,421	0.7
630,400		Mapletree Logistics Trust	959,447	0.5
			6,794,139	3.5

		Sweden: 1.8%
110,469		Castellum AB	2,815,939	1.4
15,915		Catena AB	747,978	0.4
			3,563,917	1.8

		United Kingdom: 3.8%
83,156		Big Yellow Group PLC	1,245,897	0.7
41,021		Derwent London PLC	1,743,360	0.9
266,467		Grainger PLC	1,036,482	0.5
125,992		Land Securities Group PLC	1,163,666	0.6
100,126		Safestore Holdings PLC	1,070,153	0.6
78,408		Segro PLC	1,017,405	0.5
			7,276,963	3.8

		United States: 52.5%
50,859		Acadia Realty Trust	721,689	0.4
26,074		Alexandria Real Estate Equities, Inc.	4,646,908	2.4
58,585		American Campus Communities, Inc.	2,505,680	1.3
10,825		American Tower Corp.	2,429,779	1.3
93,760	(2)	Apartment Income REIT Corp.	3,601,322	1.9
86,102		Brandywine Realty Trust	1,025,475	0.5
110,429		Brixmor Property Group, Inc.	1,827,600	0.9
30,932		Camden Property Trust	3,090,725	1.6
49,025		Columbia Property Trust, Inc.	703,018	0.4
68,131		Cousins Properties, Inc.	2,282,389	1.2
7,308		Crown Castle International Corp.	1,163,361	0.6
111,726		CubeSmart	3,755,111	1.9
134,487		Duke Realty Corp.	5,375,445	2.8
32,533		Extra Space Storage, Inc.	3,769,273	1.9

See Accompanying Notes to Financial Statements

1

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

110,987	Healthcare Trust of America, Inc.	3,056,582	1.6
74,552	Hudson Pacific Properties, Inc.	1,790,739	0.9
174,934	Invitation Homes, Inc.	5,195,540	2.7
22,815	Kilroy Realty Corp.	1,309,581	0.7
33,239	Life Storage, Inc.	3,968,404	2.1
63,218	MGM Growth Properties LLC	1,978,723	1.0
24,916	Mid-America Apartment Communities, Inc.	3,156,608	1.6
67,812	Piedmont Office Realty Trust, Inc.	1,100,589	0.6
105,061	ProLogis, Inc.	10,470,379	5.4
28,540	Regency Centers Corp.	1,301,139	0.7
117,876	Retail Properties of America, Inc.	1,009,019	0.5
103,131	Simon Property Group, Inc.	8,795,012	4.5
105,018	SITE Centers Corp.	1,062,782	0.5
50,765	Spirit Realty Capital, Inc.	2,039,230	1.1
115,622	STORE Capital Corp.	3,928,836	2.0
46,475	Ventas, Inc.	2,279,134	1.2
125,890	VEREIT, Inc.	4,757,383	2.5
138,289	VICI Properties, Inc.	3,526,370	1.8
60,600	Welltower, Inc.	3,915,972	2.0
		101,539,797	52.5
	Total Common Stock
	(Cost $150,659,248)	188,532,246	97.4

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.6%
47,089	(4) Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $47,089, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.500%, Market Value plus accrued interest $48,031, due 02/01/48- 01/01/51)	47,089	0.1
1,000,000	(4) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.5
	Total Repurchase Agreements (Cost $1,047,089)	1,047,089	0.6

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.3%
652,381	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $652,381)	652,381	0.3

	Total Short-Term Investments (Cost $1,699,470)	1,699,470	0.9

	Total Investments in Securities (Cost $152,358,718)	$190,231,716	98.3
	Assets in Excess of Other Liabilities	3,299,312	1.7
	Net Assets	$193,531,028	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

2

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.1%
		Communication Services: 5.9%
6,824	(1)	Charter Communications, Inc.	$4,514,417	1.2
105,287		Comcast Corp. – Class A	5,517,039	1.4
3,355,082		Vodafone Group PLC	5,510,692	1.4
41,287	(1)	Walt Disney Co.	7,480,379	1.9
			23,022,527	5.9

		Consumer Discretionary: 7.5%
2,673	(1)	Booking Holdings, Inc.	5,953,493	1.5
314,055		General Motors Co.	13,077,250	3.4
1,068,779	(1)	Kingfisher PLC	3,949,298	1.0
90,325		TJX Cos., Inc.	6,168,294	1.6
			29,148,335	7.5

		Consumer Staples: 5.9%
23,669		Mondelez International, Inc.	1,383,926	0.3
126,755		Philip Morris International, Inc.	10,494,047	2.7
77,440		Sysco Corp.	5,750,694	1.5
162,473	(1)	US Foods Holding Corp.	5,411,976	1.4
			23,040,643	5.9

		Energy: 5.3%
155,556		Canadian Natural Resources Ltd.	3,738,281	1.0
62,924		Chevron Corp.	5,313,932	1.4
58,186		Concho Resources, Inc./Midland TX	3,395,153	0.9
24,233		ConocoPhillips	969,078	0.2
209,840		Devon Energy Corp.	3,317,570	0.9
259,998		Parsley Energy, Inc. - Class A	3,691,972	0.9
			20,425,986	5.3

		Financials: 22.6%
34,379		American Express Co.	4,156,765	1.1
225,801		American International Group, Inc.	8,548,826	2.2
161,784		Bank of America Corp.	4,903,673	1.3
60,950		Charles Schwab Corp.	3,232,788	0.8
89,638		Citigroup, Inc.	5,527,079	1.4
231,031		Citizens Financial Group, Inc.	8,261,668	2.1
133,881		Equitable Holdings, Inc.	3,426,015	0.9
36,897		Goldman Sachs Group, Inc.	9,730,108	2.5
154,021		Morgan Stanley	10,555,059	2.7
56,134		PNC Financial Services Group, Inc.	8,363,966	2.2
153,732		Truist Financial Corp.	7,368,375	1.9
329,123		Wells Fargo & Co.	9,932,932	2.6
16,906		Willis Towers Watson PLC	3,561,756	0.9
			87,569,010	22.6

		Health Care: 15.7%
46,270	(1)	Alcon, Inc.	3,072,150	0.8
27,027		Anthem, Inc.	8,678,099	2.2
113,968		Bristol-Myers Squibb Co.	7,069,435	1.8
21,245		Cigna Corp.	4,422,784	1.1
56,781		CVS Health Corp.	3,878,142	1.0
127,454		GlaxoSmithKline PLC	2,332,153	0.6
22,279		Johnson & Johnson	3,506,269	0.9
30,428		McKesson Corp.	5,292,038	1.4
62,566		Medtronic PLC	7,328,981	1.9
96,813		Pfizer, Inc.	3,563,687	0.9
51,997		Sanofi	5,039,676	1.3
21,369		Universal Health Services, Inc.	2,938,238	0.8
25,580		Zimmer Biomet Holdings, Inc.	3,941,622	1.0
			61,063,274	15.7

		Industrials: 11.6%
43,535		Adecco Group AG	2,899,578	0.7
93,938		CSX Corp.	8,524,873	2.2
50,261		General Dynamics Corp.	7,479,842	1.9
175,374		Johnson Controls International plc	8,170,675	2.1
35,080		Quanta Services, Inc.	2,526,462	0.7
88,469		Raytheon Technologies Corp.	6,326,418	1.7
98,577		Textron, Inc.	4,764,226	1.2
30,212		Trane Technologies PLC	4,385,574	1.1
			45,077,648	11.6

		Information Technology: 13.3%
28,816		Apple, Inc.	3,823,595	1.0
148,837		Cognizant Technology Solutions Corp.	12,197,192	3.1
109,190		Corning, Inc.	3,930,840	1.0
36,095	(1)	Fiserv, Inc.	4,109,777	1.1
47,423	(1)	Micron Technology, Inc.	3,565,261	0.9
32,707		NXP Semiconductor NV - NXPI - US	5,200,740	1.3
108,124		Oracle Corp.	6,994,542	1.8
49,741		Qualcomm, Inc.	7,577,544	2.0
34,318		TE Connectivity Ltd.	4,154,880	1.1
			51,554,371	13.3

		Materials: 5.4%
232,133		Corteva, Inc.	8,988,190	2.3
77,331		Dow, Inc.	4,291,871	1.1
62,059		DuPont de Nemours, Inc.	4,413,015	1.1
69,483	(2)	Nutrien Ltd.	3,346,301	0.9
			21,039,377	5.4

		Real Estate: 2.2%
132,954	(1)	CBRE Group, Inc.	8,338,875	2.2

		Utilities: 2.7%
34,892		Duke Energy Corp.	3,194,711	0.8
90,768		Exelon Corp.	3,832,225	1.0
109,077		FirstEnergy Corp.	3,338,847	0.9
			10,365,783	2.7

	Total Common Stock
	(Cost $304,979,769)		380,645,829	98.1

See Accompanying Notes to Financial Statements

3

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 0.4%
415,614	(3) Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $415,617, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $423,926, due 01/15/21- 01/01/51)	415,614	0.1
1,000,000	(3) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.3

	Total Repurchase Agreements (Cost $1,415,614)	1,415,614	0.4

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 1.8%
7,051,630	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $7,051,630)	7,051,630	1.8

	Total Short-Term Investments (Cost $8,467,244)	8,467,244	2.2

	Total Investments in Securities (Cost $313,447,013)	$389,113,073	100.3
	Liabilities in Excess of Other Assets	(972,946)	(0.3)
	Net Assets	$388,140,127	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

4

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 101.7%
		Argentina: 3.0%
10,423	(1)	MercadoLibre, Inc.	$17,460,818	3.0

		Brazil: 6.2%
540,488		B3 SA - Brasil Bolsa Balcao	6,449,395	1.1
390,185		Localiza Rent a Car SA	5,179,480	0.9
332,374		Lojas Renner SA	2,786,101	0.5
1,451,140		Magazine Luiza SA	6,970,456	1.2
133,830	(1)	Pagseguro Digital Ltd.	7,612,250	1.3
517,575		Raia Drogasil SA	2,495,106	0.4
108,063	(1)	XP, Inc.	4,286,859	0.8
			35,779,647	6.2

		China: 38.6%
70,045	(1)	Alibaba Group Holding Ltd. ADR	16,301,573	2.8
379,096	(1)	Alibaba Group Holding Ltd.	11,025,829	1.9
2,302,800	(2)	Budweiser Brewing Co. APAC Ltd.	7,606,918	1.3
1,450,600		China Gas Holdings Ltd.	5,748,296	1.0
106,393	(1),(3)	Dada Nexus Ltd. ADR	3,883,344	0.7
361,011		Foshan Haitian Flavouring & Food Co. Ltd. - A Shares	11,084,944	1.9
298,780		Hundsun Technologies, Inc. - A Shares	4,797,698	0.8
55,644	(1)	JD.com, inc. ADR	4,891,108	0.9
132,714	(1)	JD.com, inc. - Class A	5,845,046	1.0
545,887		Jiangsu Hengli Hydraulic Co. Ltd.	9,444,743	1.7
22,400		Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	6,845,411	1.2
397,877	(1)	Meituan Class B	14,977,466	2.6
692,000		Midea Group Co. Ltd. - A Shares	10,421,802	1.8
291,500		NetEase, Inc.	5,568,200	1.0
54,161		NetEase, Inc. ADR	5,186,999	0.9
47,088	(1)	New Oriental Education & Technology Group, Inc. ADR	8,749,421	1.5
3,340,675		Ping An Bank Co. Ltd. - A Shares	9,885,477	1.7
626,000		Ping An Insurance Group Co. of China Ltd. - H Shares	7,618,180	1.3
77,221		Shenzhen Mindray Bio- Medical Electronics Co. Ltd. - A Shares	5,023,390	0.9
349,300		Shenzhou International Group Holdings Ltd.	6,845,669	1.2
248,300		Sichuan Swellfun Co. Ltd.	3,156,105	0.6
318,200		Sunny Optical Technology Group Co. Ltd.	6,952,189	1.2
315,000		Tencent Holdings Ltd.	22,665,447	3.9
1,277,000	(1),(2)	Wuxi Biologics Cayman, Inc.	16,934,736	2.9
1,586,000		Xinyi Solar Holdings Ltd.	4,158,824	0.7
120,806		Yum China Holdings, Inc.	6,896,815	1.2
			222,515,630	38.6

		Egypt: 0.3%
419,408		Commercial International Bank Egypt SAE REG GDR	1,573,256	0.3

		Hong Kong: 5.7%
1,128,600		AIA Group Ltd.	13,753,258	2.4
105,200		Hong Kong Exchanges and Clearing Ltd.	5,770,402	1.0
920,500		Techtronic Industries Co., Ltd.	13,157,098	2.3
			32,680,758	5.7

		Hungary: 0.6%
71,515	(1)	OTP Bank Nyrt	3,222,793	0.6

		India: 18.0%
153,900		Asian Paints Ltd.	5,829,473	1.0
81,800		Britannia Industries Ltd.	4,011,170	0.7
324,399	(1)	HDFC Bank Ltd. ADR	23,441,072	4.1
800,953	(1),(2)	HDFC Life Insurance Co., Ltd.	7,435,239	1.3
162,230		Hindustan Unilever Ltd.	5,325,856	0.9
607,624		Housing Development Finance Corp.	21,288,685	3.7
217,402	(1)	IndusInd Bank Ltd.	2,667,844	0.5
898,367		ITC Ltd.	2,572,772	0.5
410,367	(1)	Kotak Mahindra Bank Ltd.	11,215,602	1.9
304,254		Reliance Industries Ltd.	8,278,427	1.4
294,018		Tata Consultancy Services Ltd.	11,544,656	2.0
			103,610,796	18.0

		Indonesia: 2.0%
2,820,400		Bank Central Asia Tbk PT	6,798,658	1.2
16,362,900		Bank Rakyat Indonesia	4,864,747	0.8
			11,663,405	2.0

		Macau: 0.9%
1,247,600		Sands China Ltd.	5,448,768	0.9

		Mexico: 1.2%
2,527,495		Wal-Mart de Mexico SAB de CV	7,100,026	1.2

		Panama: 0.6%
47,480		Copa Holdings S.A.- Class A	3,666,880	0.6

		Poland: 0.8%
213,986	(1),(2)	Allegro.eu SA	4,851,732	0.8

		Portugal: 1.0%
341,051		Jeronimo Martins SGPS SA	5,732,938	1.0

		Singapore: 3.3%
96,183	(1)	Sea Ltd. ADR	19,145,226	3.3

		South Africa: 1.8%
345,043		Bid Corp. Ltd.	6,200,589	1.1

See Accompanying Notes to Financial Statements

5

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

39,656	(1) Capitec Bank Holdings Ltd.	3,878,168	0.7
		10,078,757	1.8

	South Korea: 6.9%
9,270	NCSoft Corp.	7,958,770	1.4
427,622	Samsung Electronics Co., Ltd.	31,932,896	5.5
		39,891,666	6.9

	Taiwan: 7.6%
255,822	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,894,831	4.8
847,223	Taiwan Semiconductor Manufacturing Co., Ltd.	16,027,318	2.8
		43,922,149	7.6

	Turkey: 0.6%
350,796	BIM Birlesik Magazalar AS	3,548,127	0.6

	United States: 2.6%
41,795	(1) EPAM Systems, Inc.	14,977,238	2.6

	Total Common Stock
	(Cost $308,479,159)	586,870,610	101.7

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreements: 0.5%
1,000,000	(4) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.2
601,075	(4) Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $601,080, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $613,097, due 01/26/21- 01/01/51)	601,075	0.1
1,000,000	(4) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.2

	Total Repurchase Agreements (Cost $2,601,075)	2,601,075	0.5

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.0%
189,104	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $189,104)	189,104	0.0

	Total Short-Term Investments (Cost $2,790,179)	2,790,179	0.5

	Total Investments in Securities (Cost $311,269,338)	$589,660,789	102.2
	Liabilities in Excess of Other Assets	(12,532,382)	(2.2)
	Net Assets	$577,128,407	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

6

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 68.0%
		Communication Services: 4.5%
11,604	(1)	Alphabet, Inc. - Class A	$20,337,634	0.2
152,226	(1),(2)	Alphabet, Inc. - Class C	266,681,685	3.4
251,635	(1)	Facebook, Inc.- Class A	68,736,617	0.9
			355,755,936	4.5

		Consumer Discretionary: 8.1%
89,750	(1)	Amazon.com, Inc.	292,309,467	3.7
513,169	(3)	Hilton Worldwide Holdings, Inc.	57,095,183	0.7
550,280		Marriott International, Inc.	72,592,938	0.9
452,749		Ross Stores, Inc.	55,602,105	0.7
1,472,472	(2)	Yum! Brands, Inc.	159,851,560	2.1
			637,451,253	8.1

		Consumer Staples: 1.6%
3,931,847	(3)	Keurig Dr Pepper, Inc.	125,819,104	1.6

		Financials: 10.9%
350,502	(3)	Arthur J. Gallagher & Co.	43,360,603	0.6
5,730,937		Bank of America Corp.	173,704,701	2.2
243,926		CME Group, Inc.	44,406,728	0.6
770,157		Huntington Bancshares, Inc.	9,727,083	0.1
695,039		Intercontinental Exchange, Inc.	80,131,046	1.0
2,032,529		Marsh & McLennan Cos., Inc.	237,805,893	3.0
1,797,649		PNC Financial Services Group, Inc.	267,849,701	3.4
			856,985,755	10.9

		Health Care: 10.0%
108,600	(2)	Becton Dickinson & Co.	27,173,892	0.3
719,129	(1)	Boston Scientific Corp.	25,852,688	0.3
644,003		Danaher Corp.	143,058,826	1.8
2,111,116	(1),(3)	Envista Holdings Corp.	71,207,943	0.9
511,182		Humana, Inc.	209,722,639	2.7
320,168		PerkinElmer, Inc.	45,944,108	0.6
219,172		Thermo Fisher Scientific, Inc.	102,085,934	1.3
468,878		UnitedHealth Group, Inc.	164,426,137	2.1
			789,472,167	10.0

		Industrials: 6.4%
26,193,731		General Electric Co.	282,892,295	3.6
1,674,126	(1)	Ingersoll Rand, Inc.	76,273,181	0.9
159,105	(2)	Roper Technologies, Inc.	68,588,574	0.9
77,752	(1)	Teledyne Technologies, Inc.	30,477,229	0.4
463,048		Waste Connections, Inc.	47,494,833	0.6
			505,726,112	6.4

		Information Technology: 18.3%
2,050,649	(1)	Fiserv, Inc.	233,486,895	3.0
918,922		Global Payments, Inc.	197,954,177	2.5
167,467	(2)	Mastercard, Inc. - Class A	59,775,671	0.8
1,868,095		Microsoft Corp.	415,501,690	5.3
899,938		NXP Semiconductor NV - NXPI - US	143,099,141	1.8
252,937	(1)	Salesforce.com, Inc.	56,286,071	0.7
915,702		TE Connectivity Ltd.	110,864,041	1.4
1,002,628	(2)	Visa, Inc. - Class A	219,304,823	2.8
			1,436,272,509	18.3

		Utilities: 8.2%
1,608,789	(3)	Ameren Corp.	125,582,069	1.6
2,760,856		American Electric Power Co., Inc.	229,896,479	2.9
2,285,543		Exelon Corp.	96,495,625	1.2
3,936,307		NiSource, Inc.	90,298,883	1.2
1,805,933		Public Service Enterprise Group, Inc.	105,285,894	1.3
			647,558,950	8.2

	Total Common Stock
	(Cost $4,074,397,282)		5,355,041,786	68.0

PREFERRED STOCK: 2.8%
		Consumer Discretionary: 0.6%
576,340	(1),(4),(5)	Aurora Innovation, Inc., - Series B	11,328,979	0.1
413,251	(1),(4),(5)	Waymo LLC., Series A-2	35,484,706	0.5
			46,813,685	0.6

		Financials: 0.0%
23,000	(1),(3),(6)	Charles Schwab Corp. - Series D	598,920	0.0

		Health Care: 0.7%
375,506	(3)	Avantor, Inc.	33,386,238	0.4
227,135	(1),(3)	Boston Scientific Corp.	24,887,182	0.3
			58,273,420	0.7

		Utilities: 1.5%
91,994	(1),(3),(6)	Alabama Power Co.	2,571,232	0.0
223,176	(1),(3)	American Electric Power Co., Inc.	11,181,118	0.1
983,000	(3),(6)	CMS Energy Corp.	27,435,530	0.3
736,056	(3),(6)	CMS Energy Corp.	20,903,990	0.3
486,655	(1),(3),(6)	DTE Energy Co.	13,237,016	0.2
423,704	(1),(3),(6)	Duke Energy Corp.	12,189,964	0.2
525,000	(1),(3),(6),(7)	NiSource, Inc.	14,957,250	0.2
16,757	(1),(6),(7)	SCE Trust III	410,547	0.0
494,804	(1),(3),(6),(7)	SCE Trust IV	11,984,153	0.2
			114,870,800	1.5

	Total Preferred Stock
	(Cost $188,223,610)		220,556,825	2.8

See Accompanying Notes to Financial Statements

7

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 9.3%
		Communications: 3.0%
8,415,000	(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.000%, 03/01/2023	8,483,372	0.1
25,960,000	(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	27,583,149	0.4
38,178,000	(8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	40,411,413	0.5
25,880,000		Netflix, Inc., 4.375%, 11/15/2026	28,742,975	0.4
30,010,000		Netflix, Inc., 4.875%, 04/15/2028	33,891,193	0.4
1,990,000		Netflix, Inc., 5.500%, 02/15/2022	2,085,769	0.0
10,975,000	(3)	Netflix, Inc., 5.875%, 02/15/2025	12,647,316	0.2
38,795,000		Netflix, Inc., 5.875%, 11/15/2028	46,574,755	0.6
23,355,000		Netflix, Inc., 6.375%, 05/15/2029	28,872,619	0.4
1,070,000	(8)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	1,087,387	0.0
2,870,000		T-Mobile USA, Inc., 6.000%, 03/01/2023	2,877,175	0.0
1,410,000		T-Mobile USA, Inc., 6.500%, 01/15/2026	1,461,113	0.0
			234,718,236	3.0

		Consumer, Cyclical: 3.3%
12,920,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	13,234,925	0.2
18,435,000	(3)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	18,527,175	0.2
13,970,000	(3)	Cedar Fair L.P., 5.250%, 07/15/2029	14,406,423	0.2
640,000	(8)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, 05/01/2025	668,000	0.0
10,835,000	(3),(8)	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.500%, 10/01/2028	11,769,790	0.2
2,457,198		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	2,478,341	0.0
12,595,000	(8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	13,466,633	0.2
7,010,000	(8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	7,657,187	0.1
28,280,000	(8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	29,946,116	0.4
21,094,000	(8)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/2026	21,924,576	0.3
2,340,000		Marriott International, Inc./MD, 0.876%, (US0003M + 0.650%), 03/08/2021	2,340,948	0.0
2,175,000		Marriott International, Inc./MD, 3.125%, 06/15/2026	2,321,770	0.0
7,550,000	(8)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	8,130,406	0.1
23,709,000	(8)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	23,816,165	0.3
18,612,000	(3),(8)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	19,147,095	0.3
7,969,000	(3),(8)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	8,621,462	0.1
1,618,288		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/2024	1,547,997	0.0
339,425		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	303,694	0.0
600,827		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	584,529	0.0
1,982,680		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/2027	1,840,820	0.0
690,796		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	658,684	0.0
19,225,000	(3)	Yum! Brands, Inc., 3.750%, 11/01/2021	19,486,941	0.3
8,160,000	(3)	Yum! Brands, Inc., 3.875%, 11/01/2023	8,567,143	0.1
2,175,000	(8)	Yum! Brands, Inc., 4.750%, 01/15/2030	2,388,150	0.0
13,525,000		Yum! Brands, Inc., 5.350%, 11/01/2043	15,418,500	0.2
5,885,000		Yum! Brands, Inc., 6.875%, 11/15/2037	7,587,501	0.1
			256,840,971	3.3

See Accompanying Notes to Financial Statements

8

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

		Consumer, Non-cyclical: 0.6%
7,855,000		Elanco Animal Health, Inc., 4.912%, 08/27/2021	8,046,465	0.1
2,345,000	(8)	Korn Ferry, 4.625%, 12/15/2027	2,447,594	0.0
9,125,000	(8)	Refinitiv US Holdings, Inc., 6.250%, 05/15/2026	9,758,047	0.1
11,030,000	(8)	Refinitiv US Holdings, Inc., 8.250%, 11/15/2026	12,050,275	0.2
4,695,000		Teleflex, Inc., 4.625%, 11/15/2027	5,056,632	0.1
7,275,000		Teleflex, Inc., 4.875%, 06/01/2026	7,601,284	0.1
			44,960,297	0.6

		Financial: 0.9%
555,000	(8)	AmWINS Group, Inc., 7.750%, 07/01/2026	597,990	0.0
8,400,000	(7)	Bank of New York Mellon Corp., 3.659%, (US0003M + 3.420%), 12/31/2199	8,409,426	0.1
16,343,000	(8)	HUB International Ltd., 7.000%, 05/01/2026	17,107,771	0.2
6,795,000	(7)	PNC Financial Services Group, Inc./The, 5.000%, 12/31/2199	7,440,525	0.1
3,510,000	(8)	SBA Communications Corp., 3.875%, 02/15/2027	3,690,941	0.0
13,150,000		SBA Communications Corp., 4.000%, 10/01/2022	13,306,156	0.2
6,835,000		SBA Communications Corp., 4.875%, 09/01/2024	7,019,408	0.1
6,640,000	(7)	State Street Corp., 3.814%, 12/31/2199	6,623,400	0.1
6,360,000	(8)	USI, Inc./NY, 6.875%, 05/01/2025	6,538,812	0.1
			70,734,429	0.9

		Industrial: 0.8%
49,630,000	(7)	General Electric Co., 5.000%, 12/31/2199	46,081,951	0.6
1,500,000		Lennox International, Inc., 3.000%, 11/15/2023	1,582,535	0.0
256,000	(8)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	259,277	0.0
4,220,000	(8)	Sensata Technologies BV, 4.875%, 10/15/2023	4,562,875	0.0
5,100,000	(8)	Sensata Technologies BV, 5.000%, 10/01/2025	5,683,312	0.1
1,430,000	(8)	Sensata Technologies BV, 5.625%, 11/01/2024	1,602,551	0.0
5,885,000	(3)	Welbilt, Inc., 9.500%, 02/15/2024	6,093,417	0.1
850,000		Xylem, Inc./NY, 4.875%, 10/01/2021	877,545	0.0
			66,743,463	0.8

		Technology: 0.6%
2,840,000	(8)	Sensata Technologies UK Financing Co. PLC, 6.250%, 02/15/2026	2,957,150	0.1
40,366,000	(8)	Solera LLC / Solera Finance, Inc., 10.500%, 03/01/2024	41,879,725	0.5
			44,836,875	0.6

		Utilities: 0.1%
9,465,000	(7)	NiSource, Inc., 5.650%, 12/31/2199	9,737,119	0.1

	Total Corporate Bonds/Notes
	(Cost $673,394,103)		728,571,390	9.3

BANK LOANS: 11.3%
		Aerospace & Defense: 0.2%
16,875,000		SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/2027	17,531,016	0.2

		Basic Materials: 0.0%
2,193,938		HB Fuller Co. 1st Lien Term Loan B, 2.152%, (US0001M + 2.000%), 10/20/2024	2,185,101	0.0

		Communications: 0.0%
2,525,000		Mega Broadband Investments LLC TL B 1L, 3.144%, (US0001M + 3.000%), 10/19/2027	2,526,053	0.0

		Consumer, Cyclical:1.3%
32,950,000		Formula One TL B3 1L, 3.500%, (US0003M + 2.500%), 02/01/2024	32,699,448	0.4
5,171,594		Four Seasons Hotels Ltd. - TL B 1L, 2.254%, (US0003M + 2.000%), 11/30/2023	5,141,294	0.1
15,071,701		Life Time, Inc. 2017 Term Loan B 1L, 3.750%, (US0003M + 2.750%), 06/10/2022	14,718,451	0.2
38,690,000		Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/25/2027	40,385,357	0.5
4,224,028		SeaWorld Parks & Entertainment, Inc. - TL B5 1L, 3.750%, (US0003M + 3.000%), 04/01/2024	4,114,909	0.1
2,825,000		WellPet - TL B 1L, 4.500%, (US0001M + 3.750%), 12/11/2027	2,828,531	0.0
			99,887,990	1.3

See Accompanying Notes to Financial Statements

9

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

	Consumer, Non-cyclical: 3.3%
7,610,000	Aspen Dental - TL B 1L, 4.144%, (US0001M + 4.000%), 12/15/2027	7,630,927	0.1
1,855,243	Dentalcorp Health Services ULC - TL 1L, 4.750%, (US0003M + 3.750%), 06/06/2025	1,827,993	0.0
11,112,818	Heartland Dental LLC - TL 1L, 3.966%, (US0003M + 3.750%), 04/30/2025	10,851,200	0.2
1,037,360	Heartland Dental LLC - TL 1L, 4.739%, (US0003M + 3.750%), 04/30/2025	1,012,939	0.0
20,875,231	Loire Finco Luxembourg Sarl - TL B 1L, 3.647%, (US0003M + 3.250%), 01/24/2027	20,588,197	0.3
15,225,000	NVA Holdings Inc. - TL A-3 1L, 2.438%, (US0003M + 2.250%), 09/19/2022	15,072,750	0.2
2,979,504	PetVet Care Centers LLC, 3.455%, (US0003M + 3.250%), 02/14/2025	2,921,776	0.0
2,820,944	PetVet Care Centers LLC - TL B-DD 1L, 5.250%, (US0001M + 4.250%), 02/14/2025	2,835,049	0.0
1,813,013	PetVet Care Centers LLC TL 1L, 2.897%, (US0003M + 2.750%), 02/14/2025	1,777,886	0.0
311,016	Prestige Brands, Inc. Term Loan B4, 2.147%, (US0001M + 2.000%), 01/26/2024	312,020	0.0
172,871,622	Refinitiv - TL B 1L, 3.397%, (US0001M + 3.750%), 10/01/2025	172,831,170	2.2
23,470,419	Sunshine Luxembourg VII Sarl - TL B 1L, 4.254%, (US0003M + 4.250%), 07/17/2026	23,568,901	0.3
		261,230,808	3.3

	Financial: 2.7%
7,232,479	Alliant Holdings Intermediate, LLC Term Loan B 1L, 3.397%, (US0003M + 3.000%), 05/09/2025	7,118,466	0.1
3,794,285	AmWINS Group, Inc. - TL B 1L, 3.750%, (US0003M + 2.750%), 01/25/2024	3,798,596	0.0
43,717,112	HUB International Ltd. - TL B 1L, 5.000%, (US0001M + 4.000%), 04/25/2025	43,902,079	0.6
105,281,965	HUB International Ltd. TL B 1L, 2.965%, (US0001M + 3.000%), 04/25/2025	103,535,232	1.3
8,090,813	Hyperion Insurance - TL B-DD 1L, 4.750%, (US0001M + 3.750%), 10/22/2027	8,095,869	0.1
4,344,113	Ryan Specialty Group, LLC TL B 1L, 4.000%, (US0001M + 3.250%), 07/23/2027	4,344,112	0.1
32,212,294	USI Inc/NY - TL B 1L, 3.254%, (US0003M + 3.000%), 05/16/2024	31,806,290	0.4
7,236,863	USI, Inc. Term Loan B 1L, 4.500%, (US0001M + 4.000%), 12/02/2026	7,240,481	0.1
		209,841,125	2.7

	Food Products: 0.1%
6,870,000	IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 3.478%, (US0003M + 3.250%), 12/15/2027	6,879,446	0.1

	Health Care: 0.0%
2,153,725	CPI Holdco, LLC 2019 TL 1L, 5.701%, (US0003M + 4.250%), 11/04/2026	2,160,455	0.0

	Industrial: 0.6%
EUR 9,450,000	Filtration Group - TL B 1L, 3.238%, (US0003M + 3.000%), 03/29/2025	11,486,800	0.2
1,795,500	Filtration Group Corp. - TL B 1L, 4.500%, (US0001M + 3.750%), 03/29/2025	1,801,485	0.0
2,807,487	Filtration Group Corp. 2018 1st Lien Term Loan, 3.147%, (US0003M + 3.000%), 03/31/2025	2,784,676	0.0
27,880,000	Thyssenkrupp Elevator TL B 1L, 4.570%, (US0001M + 4.250%), 06/30/2027	28,043,349	0.4
3,050,000	Welbilt, Inc. 2018 Term Loan B 1L, 2.645%, (US0003M + 2.500%), 10/23/2025	2,902,584	0.0
		47,018,894	0.6

	Industrial Equipment: 0.0%
2,069,600	Gardner Denver, Inc. 2020 USD Term Loan B, 2.897%, (US0001M + 2.750%), 03/01/2027	2,072,617	0.0

	Insurance: 0.3%
8,208,078	Alliant Holdings Intermediate, LLC 2020 Term Loan B3, 4.250%, (US0003M + 3.750%), 10/08/2027	8,228,598	0.1

See Accompanying Notes to Financial Statements

10

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

5,917,527		Alliant Holdings Intermediate, LLC Term Loan B, 3.397%, (US0003M + 3.250%), 05/09/2025	5,824,243	0.1
9,187,829		USI, Inc. 2019 Incremental Term Loan B, 4.254%, (US0003M + 4.000%), 12/02/2026	9,192,422	0.1
			23,245,263	0.3

		Technology: 2.8%
3,622,226		Applied Systems, Inc. 2017 1st Lien Term Loan, 4.000%, (US0003M + 3.250%), 09/19/2024	3,626,754	0.1
640,000		Ascend Learning LLC - TL B 1L, 3.238%, (US0003M + 3.000%), 07/12/2024	642,933	0.0
3,320,000		Azalea Topco, Inc. - TL 1L, 4.750%, (US0001M + 4.000%), 07/25/2026	3,332,450	0.1
17,725,000		Clarivate / Camelot Finance SA TL B 1L, 4.000%, (US0003M + 3.000%), 10/31/2026	17,721,313	0.2
72,123,231		Cypress Intermediate Holdings III Inc TL B 1L, 4.000%, (US0001M + 3.000%), 04/29/2024	72,070,654	0.9
20,280,140		Emerald TopCo Inc Term Loan, 3.656%, (US0001M + 3.500%), 07/24/2026	20,102,689	0.3
2,839,063		Ultimate Software Group, Inc. - TL 1L, 3.897%, (US0003M + 3.750%), 05/04/2026	2,841,902	0.0
92,283,738		Ultimate Software Group, Inc. TL 1L, 4.750%, (US0003M + 3.750%), 05/03/2026	92,941,259	1.2
3,050,000		Ultimate Software Group, Inc. TL 2L, 7.500%, (US0001M + 6.750%), 05/03/2027	3,145,312	0.0
			216,425,266	2.8

	Total Bank Loans
	(Cost $879,845,116)		891,004,034	11.3

ASSET-BACKED SECURITIES: 0.3%
		Other Asset-Backed Securities: 0.3%
7,927,810	(8)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	8,522,542	0.1
7,419,225	(8)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	7,821,390	0.1
3,672,900	(8)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,914,166	0.0
5,011,990	(8)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	5,172,825	0.1

	Total Asset-Backed Securities
	(Cost $23,827,660)		25,430,923	0.3

CONVERTIBLE BONDS/NOTES: 0.0%
		Communications: 0.0%
3,459,000	(8)	Liberty Broadband Corp., 2.750%, 09/30/2050	3,708,955	0.0

	Total Convertible Bonds/Notes
	(Cost $3,459,000)		3,708,955	0.0

	Total Long-Term Investments
	(Cost $5,843,146,771)		7,224,313,913	91.7

SHORT-TERM INVESTMENTS: 10.8%
		Repurchase Agreements: 1.3%
5,504,736	(9)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $5,504,796, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.628%, Market Value plus accrued interest $5,614,831, due 02/03/21-11/20/70)	5,504,736	0.1
3,460,120	(9)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $3,460,158, collateralized by various U.S. Government Agency Obligations, 2.500%- 5.500%, Market Value plus accrued interest $3,529,322, due 07/01/24-10/01/50)	3,460,120	0.0
4,673,409	(9)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $4,673,532, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $4,907,079, due 03/01/21-11/20/40)	4,673,409	0.1

See Accompanying Notes to Financial Statements

11

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

16,335,711	(9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $16,335,836, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $16,662,425, due 01/25/21-10/15/62)	16,335,711	0.2
5,590,969	(9)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $5,591,012, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $5,702,789, due 01/14/21-01/20/69)	5,590,969	0.1
10,227,239	(9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $10,227,385, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $10,431,943, due 01/31/21-05/15/49)	10,227,239	0.1
14,547,880	(9)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $14,547,992, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $14,838,837, due 01/26/21-01/01/51)	14,547,880	0.2
2,255,491	(9)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,255,508, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $2,300,601, due 01/04/21-12/01/50)	2,255,491	0.0
6,387,247	(9)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,387,338, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $6,514,992, due 07/01/22-12/01/50)	6,387,247	0.1
7,298,162	(9)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $7,298,266, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $7,444,233, due 02/18/21-01/15/62)	7,298,162	0.1
5,734,596	(9)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,734,678, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $5,851,406, due 02/28/25-05/31/25)	5,734,596	0.1

See Accompanying Notes to Financial Statements

12

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,791,208	(9)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $1,791,249, collateralized by various U.S. Government Securities, 0.379%- 10.200%, Market Value plus accrued interest $1,869,726, due 05/13/21- 11/01/40)	1,791,208	0.0
16,213,680	(9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $16,213,964, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $16,579,174, due 07/15/22-02/15/47)	16,213,680	0.2

	Total Repurchase Agreements
	(Cost $100,020,448)		100,020,448	1.3

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 9.5%
2,630,000	(9),(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	2,630,000	0.0
2,660,000	(9),(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	2,660,000	0.0
3,010,000	(9),(10)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	3,010,000	0.1
738,802,367	(10)	T. Rowe Price Government Reserve Fund, 0.080%	738,802,367	9.4
	Total Mutual Funds
	(Cost $747,102,367)		747,102,367	9.5

	Total Short-Term Investments
	(Cost $847,122,815)		847,122,815	10.8
	Total Investments in Securities
	(Cost $6,690,269,586)		$8,071,436,728	102.5
	Liabilities in Excess of Other Assets		(196,052,727)	(2.5)
	Net Assets		$7,875,384,001	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	All or a portion of this security is pledged to cover open written call options at December 31, 2020.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $46,813,685 or 0.6% of net assets. Please refer to the table below for additional details.
(6)	Preferred Stock may be called prior to convertible date.
(7)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(8)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2020.

Currency Abbreviations:

EUR  EU Euro

Reference Rate Abbreviations:

US0001M      1-month LIBOR

US0003M      3-month LIBOR

See Accompanying Notes to Financial Statements

13

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.6%
		Communication Services: 5.4%
35,501		AT&T, Inc.	$1,021,009	0.3
116,983		Comcast Corp. – Class A	6,129,909	1.8
82,360		Fox Corp. - Class B	2,378,557	0.7
242,934		News Corp - Class A	4,365,524	1.2
20,175		Verizon Communications, Inc.	1,185,281	0.3
20,384	(1)	Walt Disney Co.	3,693,173	1.1
			18,773,453	5.4

		Consumer Discretionary: 4.1%
16,400		General Motors Co.	682,896	0.2
64,611		Kohl’s Corp.	2,629,022	0.8
59,423		Las Vegas Sands Corp.	3,541,611	1.0
7,000		Magna International, Inc.	495,600	0.2
145,416	(1)	Mattel, Inc.	2,537,509	0.7
2,300		McDonald’s Corp.	493,534	0.1
16,300		TJX Cos., Inc.	1,113,127	0.3
150,917		Volkswagen AG ADR	2,810,059	0.8
			14,303,358	4.1

		Consumer Staples: 7.4%
16,200		Altria Group, Inc.	664,200	0.2
15,938		Bunge Ltd.	1,045,214	0.3
38,400		Coca-Cola Co.	2,105,856	0.6
125,312		Conagra Brands, Inc.	4,543,813	1.3
24,540		Kimberly-Clark Corp.	3,308,728	1.0
2,800		Mondelez International, Inc.	163,716	0.0
74,828		Philip Morris International, Inc.	6,195,010	1.8
90,117		Tyson Foods, Inc.	5,807,140	1.7
11,711		Walmart, Inc.	1,688,141	0.5
			25,521,818	7.4

		Energy: 6.5%
8,817		Chevron Corp.	744,595	0.2
11,000		ConocoPhillips	439,890	0.1
56,877		Enbridge, Inc.	1,819,495	0.5
52,700		EOG Resources, Inc.	2,628,149	0.8
62,227		Exxon Mobil Corp.	2,564,997	0.7
119,000		Halliburton Co.	2,249,100	0.7
11,231		Hess Corp.	592,884	0.2
27,083		Occidental Petroleum Corp.	468,807	0.1
73,718		Targa Resources Corp.	1,944,681	0.6
63,444		TC Energy Corp.	2,583,440	0.7
157,991		Total SE ADR	6,621,403	1.9
			22,657,441	6.5

		Financials: 20.7%
172,421		American International Group, Inc.	6,527,859	1.9
37,618		Bank of America Corp.	1,140,202	0.3
25,600		Charles Schwab Corp.	1,357,824	0.4
51,475		Chubb Ltd.	7,923,032	2.3
106,998		Equitable Holdings, Inc.	2,738,079	0.8
184,260		Fifth Third Bancorp	5,080,048	1.5
44,460		Franklin Resources, Inc.	1,111,055	0.3
7,400		Goldman Sachs Group, Inc.	1,951,454	0.6
25,623		JPMorgan Chase & Co.	3,255,915	0.9
107,776		Loews Corp.	4,852,075	1.4
7,641		Marsh & McLennan Cos., Inc.	893,997	0.3
146,026		Metlife, Inc.	6,855,921	2.0
106,419		Morgan Stanley	7,292,894	2.1
23,832		PNC Financial Services Group, Inc.	3,550,968	1.0
22,160		Raymond James Financial, Inc.	2,120,047	0.6
61,951		State Street Corp.	4,508,794	1.3
320,733		Wells Fargo & Co.	9,679,722	2.8
3,491		Willis Towers Watson PLC	735,484	0.2
			71,575,370	20.7

		Health Care: 12.8%
58,509		AbbVie, Inc.	6,269,239	1.8
17,950		Anthem, Inc.	5,763,565	1.7
18,545		Becton Dickinson & Co.	4,640,330	1.3
3,500	(1)	Biogen, Inc.	857,010	0.3
66,451		CVS Health Corp.	4,538,603	1.3
25,320		Gilead Sciences, Inc.	1,475,143	0.4
63,380		GlaxoSmithKline PLC	1,159,727	0.3
18,800		GlaxoSmithKline PLC ADR	691,840	0.2
30,574		Johnson & Johnson	4,811,736	1.4
48,061		Medtronic PLC	5,629,866	1.6
18,000		Merck & Co., Inc.	1,472,400	0.4
111,755		Pfizer, Inc.	4,113,702	1.2
27,249	(2)	Sanofi ADR	1,324,029	0.4
11,186		Zimmer Biomet Holdings, Inc.	1,723,651	0.5
			44,470,841	12.8

		Industrials: 12.1%
22,539		Alaska Air Group, Inc.	1,172,028	0.3
20,964		Boeing Co.	4,487,554	1.3
11,100		Caterpillar, Inc.	2,020,422	0.6
2,000		Cummins, Inc.	454,200	0.1
13,345		Emerson Electric Co.	1,072,538	0.3
6,747		Flowserve Corp.	248,627	0.1
845,260		General Electric Co.	9,128,808	2.6
34,252		Johnson Controls International plc	1,595,801	0.5
26,631		L3Harris Technologies, Inc.	5,033,792	1.4
126,067		Nielsen Holdings PLC	2,631,018	0.8
15,960		Paccar, Inc.	1,377,029	0.4
12,427		Snap-On, Inc.	2,126,757	0.6
38,747	(1)	Stericycle, Inc.	2,686,329	0.8
46,869		United Parcel Service, Inc. - Class B	7,892,739	2.3
			41,927,642	12.1

		Information Technology: 9.5%
54,516		Applied Materials, Inc.	4,704,731	1.4
121,114		Cisco Systems, Inc.	5,419,851	1.6
9,400		Citrix Systems, Inc.	1,222,940	0.3
21,124		Microsoft Corp.	4,698,400	1.3
8,045		NXP Semiconductor NV - NXPI - US	1,279,235	0.4
70,737		Qualcomm, Inc.	10,776,075	3.1
7,800		TE Connectivity Ltd.	944,346	0.3
22,861		Texas Instruments, Inc.	3,752,176	1.1
			32,797,754	9.5

See Accompanying Notes to Financial Statements

14

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

		Materials: 6.1%
6,947		Akzo Nobel NV	745,649	0.2
138,543		CF Industries Holdings, Inc.	5,363,000	1.5
120,021		DuPont de Nemours, Inc.	8,534,693	2.5
117,418		International Paper Co.	5,838,023	1.7
5,491		PPG Industries, Inc.	791,912	0.2
			21,273,277	6.1

		Real Estate: 4.5%
64,716		Equity Residential	3,836,365	1.1
96,860		Rayonier, Inc.	2,845,747	0.8
24,902		SL Green Realty Corp.	1,483,661	0.5
11,900		Welltower, Inc.	768,978	0.2
195,274		Weyerhaeuser Co.	6,547,537	1.9
			15,482,288	4.5

		Utilities: 7.5%
26,700		Ameren Corp.	2,084,202	0.6
5,300		Duke Energy Corp.	485,268	0.1
54,250		Edison International	3,407,985	1.0
31,380		NextEra Energy, Inc.	2,420,967	0.7
244,253		NiSource, Inc.	5,603,164	1.6
21,450		Sempra Energy	2,732,944	0.8
151,728		Southern Co.	9,320,651	2.7
			26,055,181	7.5

	Total Common Stock
	(Cost $270,453,640)		334,838,423	96.6

PREFERRED STOCK: 1.9%
		Health Care: 0.4%
26,624	(1),(2)	Becton Dickinson and Co.	1,467,781	0.4

		Utilities: 1.5%
23,003	(1)	NextEra Energy, Inc.	1,169,472	0.3
17,784	(1),(2)	Sempra Energy SRE A	1,774,132	0.5
5,385	(1),(2)	Sempra Energy SRE B	558,586	0.2
30,331	(1)	Southern Co/The	1,574,179	0.5
			5,076,369	1.5

	Total Preferred Stock
	(Cost $6,297,815)		6,544,150	1.9
WARRANTS: 0.0%
		Energy: 0.0%
7,897	(1)	Occidental Petroleum Corp.	53,779	0.0

	Total Warrants
	(Cost $39,086)		53,779	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CONVERTIBLE BONDS/NOTES: 0.3%
	Financial: 0.3%
772,000	(3) AXA SA, 7.250%, 05/15/2021	883,457	0.3

	Total Convertible Bonds/Notes
	(Cost $772,000)	883,457	0.3

	Total Long-Term Investments
	(Cost $277,562,541)	342,319,809	98.8

SHORT-TERM INVESTMENTS: 1.3%
	Repurchase Agreements: 0.7%
1,000,000	(4) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.3
311,754	(4) Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $311,756, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $317,989, due 01/31/21- 01/15/56)	311,754	0.1
1,000,000	(4) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.3

	Total Repurchase Agreements
	(Cost $2,311,754)	2,311,754	0.7

See Accompanying Notes to Financial Statements

15

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.6%
2,187,729	(5) T. Rowe Price Government Reserve Fund, 0.080% (Cost $2,187,729)	2,187,729	0.6

	Total Short-Term Investments (Cost $4,499,483)	4,499,483	1.3

	Total Investments in Securities (Cost $282,062,024)	$346,819,292	100.1
	Liabilities in Excess of Other Assets	(285,113)	(0.1)
	Net Assets	$346,534,179	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

16

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.2%
		Australia: 0.7%
132,819		Amcor PLC	$1,577,256	0.7

		Austria: 0.8%
59,463	(1)	Erste Group Bank AG	1,811,395	0.8

		Belgium: 0.0%
343	(1)	Galapagos NV	33,948	0.0

		Brazil: 1.7%
156,000		Magazine Luiza SA	749,336	0.4
33,366	(1)	Rede D’Or Sao Luiz SA	438,739	0.2
7,932	(1)	StoneCo Ltd.	665,653	0.3
60,204	(1)	Suzano SA	678,515	0.3
30,061	(1)	XP, Inc.	1,192,520	0.5
			3,724,763	1.7

		Canada: 3.8%
10,640	(1)	Lightspeed POS, Inc.	750,961	0.4
100,894		Lundin Mining Corp.	895,673	0.4
29,176		Magna International, Inc.	2,065,661	0.9
264,251	(1)	Seven Generations Energy Ltd.	1,372,220	0.6
22,807		TMX Group Ltd.	2,278,012	1.0
11,356		Waste Connections, Inc.	1,164,785	0.5
			8,527,312	3.8

		China: 8.0%
25,338	(1)	Alibaba Group Holding
		Ltd. ADR	5,896,913	2.6
10,507	(1)	Baidu, Inc. ADR	2,272,034	1.0
229,400		BTG Hotels Group Co. Ltd. - A Shares	745,835	0.3
242,000		China Mengniu Dairy Co., Ltd.	1,459,054	0.7
220,100		Gree Electric Appliances, Inc. of Zhuhai - A Shares	2,086,211	0.9
6,600	(1),(2)	JD Health International, Inc.	127,701	0.1
6,889		Kweichow Moutai Co.
		Ltd. - A Shares (Nth
		SSE-SEHK)	2,105,270	0.9
153,700		NARI Technology Co.
		Ltd. - A Shares	625,589	0.3
36,600		Tencent Holdings Ltd.	2,633,509	1.2
			17,952,116	8.0

		France: 6.9%
7,088		Air Liquide SA	1,162,048	0.5
2,142	(1)	Dassault Aviation SA	2,332,461	1.0
19,343		EssilorLuxottica SA	3,014,287	1.4
1,268		LVMH Moet Hennessy Louis Vuitton SE	793,765	0.4
31,462		Sanofi	3,049,374	1.4
53,951		Thales S.A.	4,936,097	2.2
			15,288,032	6.9

		Germany: 4.2%
21,809		Bayer AG	1,284,787	0.6
5,346		Beiersdorf AG	614,570	0.3
48,022	(1),(3)	Evotec AG	1,774,493	0.8
9,994		Knorr-Bremse AG	1,363,512	0.6
2,684		Merck KGaA	460,342	0.2
11,360	(1)	Morphosys AG	1,328,197	0.6
5,443		SAP SE	704,966	0.3
20,149	(1),(2)	TeamViewer AG	1,082,346	0.5
6,015	(1),(2)	Zalando SE	669,053	0.3
			9,282,266	4.2

		Hong Kong: 2.0%
364,200		AIA Group Ltd.	4,438,186	2.0

		India: 4.5%
234,082	(1)	Axis Bank Ltd.	1,992,489	0.9
119,389		Housing Development Finance Corp.	4,182,907	1.9
29,237	(1)	Kotak Mahindra Bank Ltd.	799,067	0.3
11,936		Maruti Suzuki India Ltd.	1,252,308	0.6
1,406,378		NTPC Ltd.	1,914,940	0.8
			10,141,711	4.5

		Indonesia: 1.7%
1,052,200		Bank Central Asia Tbk PT	2,536,360	1.1
19,896,300		Sarana Menara Nusantara Tbk PT	1,360,244	0.6
			3,896,604	1.7

		Italy: 1.4%
166,235		Banca Mediolanum SpA	1,444,139	0.6
6,198		DiaSorin SpA	1,294,077	0.6
57,904		Terna Rete Elettrica
		Nazionale SpA	444,942	0.2
			3,183,158	1.4

		Japan: 15.2%
28,500		Daiichi Sankyo Co., Ltd.	976,701	0.4
3,000		Disco Corp.	1,011,099	0.5
11,400		en-japan, Inc.	342,450	0.2
69,400		Fujitsu General Ltd.	1,882,089	0.9
13,100	(3)	Hoshizaki Corp.	1,202,899	0.5
35,400		Kansai Paint Co., Ltd.	1,091,218	0.5
12,700	(3)	Kao Corp.	981,154	0.4
29,600		Murata Manufacturing Co., Ltd.	2,679,675	1.2
140,900		Nippon Telegraph & Telephone Corp.	3,615,354	1.6
27,300		ORIX Corp.	419,986	0.2
72,300	(3)	Otsuka Holdings Co. Ltd.	3,097,796	1.4
77,400		Outsourcing, Inc.	1,040,531	0.5
48,500		Pan Pacific International Holdings Corp.	1,120,530	0.5
84,600		Persol Holdings Co. Ltd.	1,528,445	0.7
46,300		Seven & I Holdings Co., Ltd.	1,639,511	0.7
25,300		Shimadzu Corp.	983,410	0.4
13,000		Sony Corp.	1,309,985	0.6
46,600		Stanley Electric Co., Ltd.	1,503,290	0.7
19,500		Suzuki Motor Corp.	903,933	0.4
80,360		Takeda Pharmaceutical Co., Ltd.	2,908,178	1.3
12,500		Terumo Corp.	523,078	0.2
505,300		Z Holdings Corp.	3,057,689	1.4
			33,819,001	15.2

See Accompanying Notes to Financial Statements

17

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

		Netherlands: 7.9%
378	(1),(2)	Adyen NV	878,293	0.4
24,192		Akzo Nobel NV	2,596,623	1.2
7,659		ASML Holding NV	3,708,291	1.6
68,136	(1)	Koninklijke Philips NV	3,670,297	1.6
17,832		NXP Semiconductor NV - NXPI - US	2,835,467	1.3
36,889		Prosus NV	3,983,202	1.8
			17,672,173	7.9

		Peru: 0.5%
6,764		Credicorp Ltd.	1,109,431	0.5

		Philippines: 0.4%
36,995		SM Investments Corp.	808,548	0.4

		Poland: 0.7%
183,782	(1)	Powszechny Zaklad Ubezpieczen SA	1,596,659	0.7

		Portugal: 2.2%
253,361		Galp Energia SGPS SA	2,684,698	1.2
134,307		Jeronimo Martins SGPS SA	2,257,649	1.0
			4,942,347	2.2

		Russia: 0.5%
78,338		Sberbank PAO ADR	1,135,901	0.5

		South Africa: 3.0%
10,643	(1)	Capitec Bank Holdings Ltd.	1,040,835	0.5
27,867		Naspers Ltd.	5,706,456	2.5
			6,747,291	3.0

		South Korea: 5.7%
1,080		LG Household & Health Care Ltd.	1,611,927	0.7
18,618		NAVER Corp.	5,018,841	2.3
80,231		Samsung Electronics Co., Ltd.	5,991,291	2.7
			12,622,059	5.7

		Spain: 0.4%
11,378		Amadeus IT Group SA	839,888	0.4

		Sweden: 1.7%
38,323		Assa Abloy AB	947,038	0.4
31,703		Essity AB	1,021,445	0.5
100,602	(1)	Swedbank AB	1,764,598	0.8
			3,733,081	1.7

		Switzerland: 6.8%
17,559	(1)	Alcon, Inc.	1,165,850	0.5
51,691		Julius Baer Group Ltd.	2,977,998	1.3
5,915		Lonza Group AG	3,810,247	1.7
33,459		Nestle SA	3,955,232	1.8
6,213		Roche Holding AG	2,163,979	1.0
7,616		Temenos AG	1,061,134	0.5
			15,134,440	6.8

		Taiwan: 3.4%
397,000		Taiwan Semiconductor
		Manufacturing Co., Ltd.	7,510,237	3.4

		Thailand: 0.5%
614,300	(1)	CP ALL PCL (Foreign)	1,193,874	0.5

		United Arab Emirates: 0.7%
352,606	(1),(2)	Network International
		Holdings PLC	1,588,740	0.7

		United Kingdom: 8.5%
246,294	(1)	boohoo Group PLC	1,156,177	0.5
54,046	(1)	Burberry Group PLC	1,319,812	0.6
77,390	(1)	CNH Industrial NV	972,819	0.4
12,663	(1)	Farfetch Ltd. - Class A	808,026	0.3
57,125	(1)	Hiscox Ltd.	777,916	0.4
81,880		HomeServe PLC	1,146,482	0.5
11,306		Linde PLC	2,981,109	1.4
23,976		London Stock Exchange Group PLC	2,959,520	1.3
83,660		Smith & Nephew PLC	1,737,828	0.8
37,029	(1)	THG Holdings Ltd.	394,971	0.2
76,929		Unilever PLC	4,658,106	2.1
			18,912,766	8.5

		United States: 2.4%
41,459		Philip Morris
		International, Inc.	3,432,390	1.6
8,305		Visa, Inc. - Class A	1,816,553	0.8
			5,248,943	2.4

	Total Common Stock (Cost $153,738,918)		214,472,126	96.2

PREFERRED STOCK: 0.6%
		China: 0.2%
9,427	(1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	395,934	0.2

		Germany: 0.1%
802		Sartorius AG	337,784	0.1

		United Kingdom: 0.3%
990	(1),(4),(5)	Roofoods Ltd. - Series G	636,857	0.3

		Total Preferred Stock (Cost $774,002)	1,370,575	0.6

		Total Long-Term Investments (Cost $154,512,920)	215,842,701	96.8

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 4.3%
		Repurchase Agreements: 1.9%
1,000,000	(6)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.5

See Accompanying Notes to Financial Statements

18

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,000,000	(6)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 01/26/21-01/01/51)	1,000,000	0.4
1,000,000	(6)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 01/15/21-01/01/51)	1,000,000	0.4
249,056	(6)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $249,058, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $254,037, due 01/31/21-01/15/56)	249,056	0.1
1,000,000	(6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.5

	Total Repurchase Agreements (Cost $4,249,056)		4,249,056	1.9

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 2.4%
5,344,692	(7) T. Rowe Price Government Reserve Fund, 0.080% (Cost $5,344,692)	5,344,692	2.4

	Total Short-Term Investments (Cost $9,593,748)	9,593,748	1.3

	Total Investments in Securities (Cost $164,106,668)	$225,436,449	101.1
	Liabilities in Excess of Other Assets	(2,473,943)	(1.1)
	Net Assets	$222,962,506	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $1,032,791 or 0.5% of net assets. Please refer to the table below for additional details.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2020.

19

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 44.8%
		Communication Services: 2.7%
13,213		Activision Blizzard, Inc.	$1,226,827	0.4
56,310		AT&T, Inc.	1,619,476	0.5
84,921		CenturyLink, Inc.	827,980	0.2
35,993		Comcast Corp. – Class A	1,886,033	0.5
9,600		Deutsche Telekom AG	175,224	0.1
1,299		Elisa OYJ	71,210	0.0
37,000		HKT Trust / HKT Ltd.	47,986	0.0
500		KDDI Corp.	14,825	0.0
2,500		Konami Holdings Corp.	140,666	0.1
8,990		Koninklijke KPN NV	27,323	0.0
8,220		New York Times Co.	425,549	0.1
300		Nintendo Co., Ltd.	192,582	0.1
3,700		Nippon Telegraph & Telephone Corp.	94,938	0.0
10,500		Orange SA	125,002	0.1
40,000		PCCW Ltd.	24,088	0.0
38,600		Singapore Telecommunications Ltd.	67,401	0.0
9,900		SoftBank Corp.	124,265	0.0
15,659		Spark New Zealand Ltd.	53,041	0.0
15,476		Telefonica Deutschland Holding AG	42,625	0.0
13,931		Telephone & Data Systems, Inc.	258,699	0.1
30,130		Verizon Communications, Inc.	1,770,137	0.5
18,245		Vodafone Group PLC	29,967	0.0
			9,245,844	2.7

		Consumer Discretionary: 2.5%
500		ABC-Mart, Inc.	27,801	0.0
1,400		Benesse Holdings, Inc.	27,351	0.0
425		Cie Generale des Etablissements Michelin SCA	54,721	0.0
600		Denso Corp.	35,712	0.0
4,792		Dollar General Corp.	1,007,758	0.3
17,820		eBay, Inc.	895,455	0.3
274		Ferrari NV	63,552	0.0
1,355		Garmin Ltd.	162,139	0.0
27,558		Gentex Corp.	935,043	0.3
98		Hermes International	105,377	0.0
100		Hikari Tsushin, Inc.	23,463	0.0
2,855		Home Depot, Inc.	758,345	0.2
1,300	(1)	McDonald’s Holdings Co. Japan Ltd.	63,000	0.0
500		Nitori Co., Ltd.	104,551	0.0
4,700		Pan Pacific International Holdings Corp.	108,587	0.0
429		Pandora A/S	48,013	0.0
2,879		Persimmon PLC	108,662	0.1
2,802		Pool Corp.	1,043,745	0.3
5,400		Sekisui House Ltd.	110,008	0.1
19,970		Service Corp. International	980,527	0.3
7,311		Target Corp.	1,290,611	0.4
2,901		Tractor Supply Co.	407,822	0.1
3,651		Wesfarmers Ltd.	141,904	0.1
4,100		Yamada Holdings Co. Ltd.	21,783	0.0
			8,525,930	2.5

		Consumer Staples: 3.9%
5,300		Ajinomoto Co., Inc.	120,097	0.1
23,765		Altria Group, Inc.	974,365	0.3
240		Beiersdorf AG	27,590	0.0
1,692		British American Tobacco PLC	62,836	0.0
1,100		Calbee, Inc.	33,159	0.0
746		Carlsberg A/S	119,593	0.1
2,311		Coca-Cola Amatil Ltd.	23,027	0.0
1,466		Danone	96,471	0.0
2,133		Essity AB	68,723	0.0
967		Etablissements Franz Colruyt NV	57,259	0.0
21,165		Flowers Foods, Inc.	478,964	0.1
15,455		General Mills, Inc.	908,754	0.3
6,344		Hershey Co.	966,382	0.3
5,838		Imperial Brands PLC	122,450	0.1
13,050		J Sainsbury Plc	40,112	0.0
6,053		Kimberly-Clark Corp.	816,126	0.2
2,966		Koninklijke Ahold Delhaize NV	83,674	0.0
1,000		Lawson, Inc.	46,536	0.0
1,300		MEIJI Holdings Co., Ltd.	91,494	0.0
8,729		Mondelez International, Inc.	510,385	0.1
4,168		Nestle SA	492,705	0.2
5,945		Orkla ASA	60,356	0.0
8,994		PepsiCo, Inc.	1,333,810	0.4
16,880		Philip Morris International, Inc.	1,397,495	0.4
15,777		Procter & Gamble Co.	2,195,212	0.6
1,134		Reckitt Benckiser Group PLC	101,214	0.0
2,900		Seven & I Holdings Co., Ltd.	102,691	0.1
1,300		Sundrug Co., Ltd.	51,957	0.0
772		Swedish Match AB	60,078	0.0
900		Toyo Suisan Kaisha Ltd.	43,800	0.0
700		Tsuruha Holdings, Inc.	99,543	0.0
3,247		Unilever PLC	196,608	0.1
9,573		Walgreens Boots Alliance, Inc.	381,771	0.1
9,393		Walmart, Inc.	1,354,001	0.4
2,300		Welcia Holdings Co. Ltd.	86,762	0.0
33,991		WM Morrison Supermarkets PLC	82,248	0.0
			13,688,248	3.9

		Energy: 1.1%
33,888		BP PLC	116,939	0.1
13,108		Chevron Corp.	1,106,971	0.3
6,054		ConocoPhillips	242,099	0.1
13,100		ENEOS Holdings, Inc.	47,051	0.0
9,184		ENI S.p.A.	95,878	0.0
93,888		Equitrans Midstream Corp.	754,859	0.2
38,576		Kinder Morgan, Inc.	527,334	0.2
2,302		Repsol SA	23,191	0.0
1,070	(1)	Total SE	46,183	0.0
43,372		Williams Cos., Inc.	869,609	0.2
			3,830,114	1.1

		Financials: 3.9%
8,586		3i Group PLC	135,804	0.1
2,827		Admiral Group Plc	111,785	0.0
94		Allianz SE	23,093	0.0
6,717		Allstate Corp.	738,400	0.2
8,437		Assicurazioni Generali S.p.A.	147,717	0.1

See Accompanying Notes to Financial Statements

20

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,604		ASX Ltd.	89,017	0.0
10,660		Australia & New Zealand Banking Group Ltd.	187,063	0.1
13,765		Bank Leumi Le-Israel BM	81,252	0.0
1,074		Blackrock, Inc.	774,934	0.2
40,500		BOC Hong Kong Holdings Ltd.	122,765	0.0
751		Deutsche Boerse AG	127,874	0.1
18,537		Direct Line Insurance Group PLC	81,076	0.0
1,910		Erie Indemnity Co.	469,096	0.1
6,430	(2)	FinecoBank Banca Fineco SpA	106,043	0.0
1,402		Hanover Insurance Group, Inc.	163,922	0.1
10,089		Intercontinental Exchange, Inc.	1,163,161	0.3
68,422	(2)	Intesa Sanpaolo SpA	161,729	0.1
8,652		Israel Discount Bank Ltd.	33,406	0.0
11,046		JPMorgan Chase & Co.	1,403,615	0.4
1,086		London Stock Exchange Group PLC	134,052	0.1
768		Macquarie Group Ltd.	81,976	0.0
17,268		Mapfre SA	33,747	0.0
1,972		MarketAxess Holdings,Inc.	1,125,144	0.3
39,351		Medibank Pvt Ltd.	91,143	0.0
4,694		Mercury General Corp.	245,074	0.1
881		Mizrahi Tefahot Bank Ltd.	20,437	0.0
2,200		MS&AD Insurance Group Holdings, Inc.	66,935	0.0
1,718		MSCI, Inc. - Class A	767,138	0.2
283		Muenchener Rueckversicherungs- Gesellschaft AG	84,086	0.0
6,251		Nasdaq, Inc.	829,758	0.3
54,190	(2)	Natwest Group PLC	123,878	0.0
10,993		Progressive Corp.	1,086,988	0.3
3,220		S&P Global, Inc.	1,058,511	0.3
2,329	(2)	SCOR SE	75,544	0.0
11,900		Singapore Exchange Ltd.	83,586	0.0
4,100		Sumitomo Mitsui Financial Group, Inc.	127,092	0.0
7,373		T. Rowe Price Group, Inc.	1,116,198	0.3
1,190		Travelers Cos, Inc.	167,040	0.1
415		Zurich Insurance Group AG	174,890	0.1
			13,614,969	3.9

		Health Care: 6.8%
16,331		AbbVie, Inc.	1,749,867	0.5
9,139		AmerisourceBergen Corp.	893,429	0.2
5,761		Amgen, Inc.	1,324,569	0.4
729		Anthem, Inc.	234,075	0.1
5,300		Astellas Pharma, Inc.	82,064	0.0
12,366		Baxter International, Inc.	992,248	0.3
22,526		Bristol-Myers Squibb Co.	1,397,288	0.4
16,341		Cardinal Health, Inc.	875,224	0.2
12,759		Cerner Corp.	1,001,326	0.3
1,083		Chemed Corp.	576,817	0.2
751		Coloplast A/S	114,850	0.0
8,848		Eli Lilly & Co.	1,493,896	0.4
749		Fisher & Paykel Healthcare Corp. Ltd.	17,788	0.0
17,934		Gilead Sciences, Inc.	1,044,835	0.3
10,375		GlaxoSmithKline PLC	189,842	0.1
2,376		Hikma Pharmaceuticals PLC	81,665	0.0
900		Hoya Corp.	124,645	0.1
704		Humana, Inc.	288,830	0.1
16,217		Johnson & Johnson	2,552,231	0.7
790	(2)	Koninklijke Philips NV	42,555	0.0
4,188		McKesson Corp.	728,377	0.2
1,700		Medipal Holdings Corp.	31,969	0.0
8,384		Medtronic PLC	982,102	0.3
20,047		Merck & Co., Inc.	1,639,844	0.5
200		Nippon Shinyaku Co., Ltd.	13,128	0.0
3,001		Novartis AG	282,568	0.1
3,372		Novo Nordisk A/S	235,228	0.1
2,500		Olympus Corp.	54,735	0.0
1,314		Orion Oyj	60,358	0.0
45,000		Pfizer, Inc.	1,656,450	0.5
1,199		Recordati Industria Chimica e Farmaceutica SpA	66,674	0.0
1,055		Roche Holding AG	367,455	0.1
2,214		Sanofi	214,586	0.1
1,500		Santen Pharmaceutical Co., Ltd.	24,362	0.0
1,800		Shionogi & Co., Ltd.	98,409	0.0
5,751		Smith & Nephew PLC	119,463	0.1
700		Suzuken Co., Ltd.	25,322	0.0
743		UCB S.A.	76,749	0.0
1,842		UnitedHealth Group, Inc.	645,952	0.2
5,583	(2)	Viatris, Inc.	104,625	0.0
6,462		Zoetis, Inc.	1,069,461	0.3
			23,575,861	6.8

		Industrials: 4.4%
813		3M Co.	142,104	0.1
32,367		Aurizon Holdings Ltd.	97,244	0.0
2,453		Bouygues SA	100,886	0.0
7,091		Brambles Ltd.	58,163	0.0
2,107		CH Robinson Worldwide, Inc.	197,784	0.1
6,500		CK Hutchison Holdings Ltd.	45,382	0.0
7,790		CSX Corp.	706,942	0.2
400		Daikin Industries Ltd.	88,987	0.0
3,339		Deutsche Post AG	165,399	0.1
863		DSV PANALPINA A/S	145,037	0.1
1,053	(2)	Eiffage SA	101,784	0.0
3,390		Expeditors International Washington, Inc.	322,423	0.1
2,877		Fastenal Co.	140,484	0.1
4,185		Ferrovial SA - FERE	115,717	0.0
720		GEA Group AG	25,752	0.0
5,400		Itochu Corp.	155,305	0.1
1,000		Jardine Matheson Holdings Ltd.	55,938	0.0
1,700		Kamigumi Co., Ltd.	31,056	0.0
2,268		Kansas City Southern	462,967	0.1
3,154		Knight-Swift Transportation Holdings, Inc.	131,900	0.0
1,537		Kone Oyj	125,234	0.1
2,977		Landstar System, Inc.	400,883	0.1
737		Legrand S.A.	65,929	0.0
5,400		LIXIL Group Corp.	117,108	0.0
3,066		Lockheed Martin Corp.	1,088,369	0.3
4,700		Mitsubishi Corp.	115,864	0.0
3,300		Mitsubishi Heavy Industries Ltd.	101,066	0.0
900		Miura Co., Ltd.	50,245	0.0

See Accompanying Notes to Financial Statements

21

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

2,535		MSC Industrial Direct Co.	213,929	0.1
14,500		MTR Corp.	81,093	0.0
1,230		Old Dominion Freight Line	240,071	0.1
1,677	(2)	Randstad NV	108,556	0.0
6,299		Relx PLC (GBP Exchange)	154,121	0.1
9,415		Republic Services, Inc.	906,664	0.3
23,994		Rollins, Inc.	937,446	0.3
2,495		Roper Technologies, Inc.	1,075,570	0.3
435		Schindler Holding AG - Part Cert	117,641	0.1
365		Schneider Electric SE	52,752	0.0
1,300		Secom Co., Ltd.	119,927	0.1
4,700		SG Holdings Co. Ltd.	128,152	0.1
620		Siemens AG	89,308	0.0
327	(2)	Siemens Energy AG	11,984	0.0
700		Sohgo Security Services Co., Ltd.	36,313	0.0
7,700		Sumitomo Corp.	102,048	0.0
4,637		United Parcel Service, Inc. - Class B	780,871	0.2
5,010		Verisk Analytics, Inc.	1,040,026	0.3
245		Vinci SA	24,404	0.0
7,742		Waste Connections, Inc.	794,097	0.2
8,698		Waste Management, Inc.	1,025,755	0.3
3,646		Watsco, Inc.	826,001	0.2
17,893		Werner Enterprises, Inc.	701,763	0.2
1,488		Wolters Kluwer NV	125,538	0.0
2,800		Yamato Holdings Co., Ltd.	71,492	0.0
			15,121,474	4.4

		Information Technology: 14.8%
6,015		Accenture PLC	1,571,178	0.5
14,581		Amdocs Ltd.	1,034,230	0.3
9,507		Applied Materials, Inc.	820,454	0.2
3,100		ASM Pacific Technology Ltd.	40,941	0.0
7,868		Automatic Data Processing, Inc.	1,386,342	0.4
16,837		Avnet, Inc.	591,147	0.2
9,868		Booz Allen Hamilton Holding Corp.	860,292	0.3
6,631		Broadridge Financial Solutions, Inc. ADR	1,015,869	0.3
5,500	(1)	Canon, Inc.	106,549	0.0
10,511		CDK Global, Inc.	544,785	0.2
4,520		CDW Corp.	595,691	0.2
37,919		Cisco Systems, Inc.	1,696,875	0.5
6,435		Citrix Systems, Inc.	837,194	0.2
13,768		Cognex Corp.	1,105,364	0.3
14,121		Cognizant Technology Solutions Corp.	1,157,216	0.3
685		Dassault Systemes SE	138,930	0.1
11,881		Dolby Laboratories, Inc.	1,154,002	0.3
1,000		Fuji Film Holdings Corp.	52,752	0.0
20,353		Genpact Ltd.	841,800	0.2
1,700		Hitachi Ltd.	67,098	0.0
20,407		HP, Inc.	501,808	0.1
33,480		Intel Corp.	1,667,974	0.5
8,212		International Business Machines Corp.	1,033,727	0.3
3,529		Intuit, Inc.	1,340,491	0.4
4,600		Jack Henry & Associates, Inc.	745,154	0.2
35,836		Juniper Networks, Inc.	806,668	0.2
2,384		KLA Corp.	617,241	0.2
1,516		Logitech International SA	147,196	0.1
3,214		Mastercard, Inc. - Class A	1,147,205	0.3
7,716		MAXIMUS, Inc.	564,734	0.2
34,268		Microsoft Corp.	7,621,889	2.2
3,315		Monolithic Power Systems, Inc.	1,214,052	0.4
5,867		Motorola Solutions, Inc.	997,742	0.3
18,630		National Instruments Corp.	818,602	0.2
2,000		NEC Corp.	107,419	0.0
5,885		NetApp, Inc.	389,822	0.1
40,791		NortonLifeLock, Inc.	847,637	0.2
4,003		Nvidia Corp.	2,090,367	0.6
21,217		Oracle Corp.	1,372,528	0.4
500		Oracle Corp. Japan	65,177	0.0
11,990		Paychex, Inc.	1,117,228	0.3
6,904		Pegasystems, Inc.	920,027	0.3
11,715		Qualcomm, Inc.	1,784,663	0.5
11,801		Sage Group PLC/The	93,703	0.0
16,263		Seagate Technology	1,010,908	0.3
6,000	(1)	Seiko Epson Corp.	89,161	0.0
14,232		SS&C Technologies Holdings, Inc.	1,035,378	0.3
44,060		Switch, Inc.	721,262	0.2
9,518		Telefonaktiebolaget LM Ericsson	113,221	0.1
9,594		Texas Instruments, Inc.	1,574,663	0.5
1,800	(1)	Trend Micro, Inc.	103,632	0.0
3,877		Ubiquiti, Inc.	1,079,783	0.3
3,038		Visa, Inc. - Class A	664,502	0.2
8,793		Xilinx, Inc.	1,246,584	0.4
			51,270,857	14.8

		Materials: 2.0%
3,670		Air Products & Chemicals, Inc.	1,002,717	0.3
708		Anglo American PLC	23,380	0.0
5,604		Aptargroup, Inc.	767,131	0.2
1,340		BASF SE	105,916	0.0
2,473		BHP Group Ltd.	80,804	0.0
14,213		Commercial Metals Co.	291,935	0.1
1,459		CRH PLC	62,046	0.0
1,257		Croda International PLC	113,042	0.0
92		EMS-Chemie Holding AG	88,501	0.0
12,193		Evraz PLC	77,925	0.0
10,615		Fortescue Metals Group Ltd.	191,732	0.1
6,878		ICL Group Ltd.	35,110	0.0
745		Koninklijke DSM NV	128,118	0.1
2,355		LafargeHolcim Ltd.-CHF	129,261	0.1
8,600		Mitsubishi Chemical Holdings Corp.	52,102	0.0
1,211		NewMarket Corp.	482,329	0.1
7,792		Packaging Corp. of America	1,074,595	0.3
2,835		Reliance Steel & Aluminum Co.	339,491	0.1
2,878		Rio Tinto Ltd.	253,096	0.1
1,772		Royal Gold, Inc.	188,470	0.1
2,506		Sensient Technologies Corp.	184,868	0.1
13,078		Silgan Holdings, Inc.	484,932	0.1
8,607		Sonoco Products Co.	509,965	0.1
679		Symrise AG	90,268	0.0
3,200		Teijin Ltd.	60,218	0.0
3,064		UPM-Kymmene OYJ	114,261	0.1
			6,932,213	2.0

See Accompanying Notes to Financial Statements

22

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

		Real Estate: 0.5%
1,127		EastGroup Properties, Inc.	155,594	0.0
1,443		Equinix, Inc.	1,030,562	0.3
2,348		Equity Lifestyle Properties, Inc.	148,769	0.0
619		LEG Immobilien AG	96,034	0.1
1,535		Life Storage, Inc.	183,264	0.1
10,200		Link REIT	92,634	0.0
			1,706,857	0.5

		Utilities: 2.2%
7,217		AGL Energy Ltd.	66,616	0.0
9,895		Ameren Corp.	772,404	0.2
6,472		American Water Works Co., Inc.	993,258	0.3
25,343	(1)	AusNet Services	34,347	0.0
9,000		CK Infrastructure Holdings Ltd.	48,334	0.0
12,500		CLP Holdings Ltd.	115,583	0.1
12,825		Duke Energy Corp.	1,174,257	0.3
1,800		Electric Power Development Co., Ltd.	24,840	0.0
2,965		Enagas	65,229	0.0
4,103		Endesa S.A.	112,540	0.1
6,529		Enel S.p.A.	66,430	0.0
6,857	(2)	Engie SA	105,117	0.0
13,107		Evergy, Inc.	727,570	0.2
19,641		Exelon Corp.	829,243	0.2
3,394		NorthWestern Corp.	197,904	0.1
2,574		ONE Gas, Inc.	197,606	0.1
4,441		PNM Resources, Inc.	215,522	0.1
12,000		Power Assets Holdings Ltd.	64,988	0.0
4,076		Red Electrica Corp. SA	83,684	0.0
20,676		Snam SpA	116,769	0.1
8,810		Southern Co.	541,198	0.2
7,888		Spire, Inc.	505,147	0.1
4,075		Terna Rete Elettrica Nazionale SpA	31,313	0.0
1,542		United Utilities Group PLC	18,860	0.0
19,745		Vistra Corp.	388,187	0.1
1,903		WEC Energy Group, Inc.	175,133	0.0
			7,672,079	2.2

	Total Common Stock (Cost $123,224,404)		155,184,446	44.8

EXCHANGE-TRADED FUNDS: 0.2%
1,704	iShares MSCI EAFE ETF	124,324	0.0
2,601	iShares Russell 1000 ETF	550,996	0.2

	Total Exchange-Traded Funds
	(Cost $622,394)	675,320	0.2

MUTUAL FUNDS: 7.7%
	Affiliated Investment Companies: 7.7%
2,712,877	Voya Floating Rate Fund - Class P	24,307,381	7.0
280,943	Voya High Yield Bond Fund - Class P	2,264,400	0.7

	Total Mutual Funds
	(Cost $27,861,222)	26,571,781	7.7

PREFERRED STOCK: 0.5%
		Consumer Staples: 0.0%
223		Henkel AG & Co. KGaA	25,144	0.0

		Financials: 0.5%
50	(2),(3)	Fannie Mae	1,562,500	0.5

	Total Preferred Stock
	(Cost $4,117,533)		1,587,644	0.5

RIGHTS: 0.0%
		Energy: 0.0%
2,302	(2)	Repsol SA	789	0.0

	Total Rights
	(Cost $813)		789	0.0

OTHER(4): –%
		Consumer Discretionary: –%
120,000	(5),(6)	General Motors Co. Escrow	–	–

	Total Other (Cost $–)		–	–

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 8.4%
		Basic Materials: 0.7%
200,000	(7)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	225,377	0.1
70,000	(7)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	75,687	0.0
200,000		CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	218,031	0.1
70,000	(7)	Compass Minerals International, Inc., 6.750%, 12/01/2027	76,007	0.0
70,000	(7)	Element Solutions, Inc., 3.875%, 09/01/2028	72,144	0.0
250,000	(7)	Evraz PLC, 5.250%, 04/02/2024	274,356	0.1
70,000		Freeport-McMoRan, Inc., 4.125%, 03/01/2028	73,544	0.0
200,000	(7)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	221,771	0.1
70,000	(7)	Hudbay Minerals, Inc., 6.125%, 04/01/2029	75,600	0.0
70,000	(7)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	77,087	0.0
18,000	(7)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	20,419	0.0
70,000	(7)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	71,494	0.0
225,000	(7)	MMK International Capital DAC, 4.375%, 06/13/2024	243,077	0.1
70,000	(7)	Novelis Corp., 5.875%, 09/30/2026	73,238	0.0
70,000		Olin Corp., 5.125%, 09/15/2027	73,317	0.0
70,000	(7)	Rayonier AM Products, Inc., 7.625%, 01/15/2026	73,080	0.0

See Accompanying Notes to Financial Statements

23

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

70,000	(7)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	74,449	0.0
60,000		Sherwin-Williams Co/The, 3.300%, 05/15/2050	66,464	0.0
200,000		Suzano Austria GmbH, 5.000%, 01/15/2030	227,426	0.1
70,000	(7)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 09/01/2025	71,619	0.0
30,000	(7)	Tronox, Inc., 6.500%, 04/15/2026	31,275	0.0
115,000	(7)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	107,741	0.1
70,000	(7)	WR Grace & Co-Conn, 4.875%, 06/15/2027	74,324	0.0
			2,597,527	0.7

		Communications: 0.7%
70,000	(7)	ANGI Group LLC, 3.875%, 08/15/2028	71,373	0.0
70,000	(7)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	74,377	0.0
70,000	(7)	CommScope Technologies LLC, 5.000%, 03/15/2027	69,431	0.0
70,000	(7)	Consolidated Communications, Inc., 6.500%, 10/01/2028	75,005	0.0
70,000		CSC Holdings LLC, 5.250%, 06/01/2024	75,899	0.0
64,000	(7)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	65,545	0.0
35,000	(7)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	28,503	0.0
35,000	(1),(7)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	21,219	0.0
70,000		DISH DBS Corp., 5.875%, 11/15/2024	73,500	0.0
70,000		Embarq Corp., 7.995%, 06/01/2036	86,473	0.1
70,000	(1),(7)	Entercom Media Corp., 7.250%, 11/01/2024	69,956	0.0
70,000	(7)	Frontier Communications Corp., 5.000%, 05/01/2028	73,106	0.0
70,000	(7)	GCI LLC, 4.750%, 10/15/2028 Hughes Satellite	74,790	0.0
70,000		Systems Corp., 6.625%, 08/01/2026	79,452	0.1
70,000		iHeartCommunications, Inc., 8.375%, 05/01/2027	74,842	0.0
70,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	72,419	0.0
70,000	(7)	LogMeIn, Inc., 5.500%, 09/01/2027	73,413	0.0
70,000	(7)	Match Group Holdings II LLC, 4.125%, 08/01/2030	72,745	0.0
70,000	(7)	MDC Partners, Inc., 6.500%, 05/01/2024	71,068	0.0
70,000		Meredith Corp., 6.875%, 02/01/2026	68,381	0.0
70,000	(7)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	73,399	0.0
30,000	(7)	National CineMedia LLC, 5.875%, 04/15/2028	25,500	0.0
70,000		Netflix, Inc., 5.875%, 11/15/2028	84,038	0.1
70,000	(7)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	75,097	0.0
70,000	(7)	Radiate Holdco LLC / Radiate Finance, Inc., 4.500%, 09/15/2026	72,363	0.0
70,000	(7)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	73,106	0.0
70,000	(7)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	71,820	0.0
70,000	(7)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	74,478	0.0
70,000		Sprint Corp., 7.625%, 03/01/2026	86,990	0.1
70,000		TEGNA, Inc., 5.000%, 09/15/2029	74,015	0.0
70,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	86,262	0.1
70,000	(7)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	77,306	0.1
70,000	(7)	Univision Communications, Inc., 6.625%, 06/01/2027	75,304	0.0
70,000	(8)	ViacomCBS, Inc., 6.250%, 02/28/2057	78,741	0.1
70,000	(7)	ViaSat, Inc., 5.625%, 09/15/2025	71,684	0.0
70,000	(7)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	74,145	0.0
			2,545,745	0.7

		Consumer, Cyclical: 1.3%
70,000	(7)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	71,079	0.0
70,000	(7)	Academy Ltd., 6.000%, 11/15/2027	73,500	0.0
70,000	(7)	Adams Homes, Inc., 7.500%, 02/15/2025	73,544	0.0
70,000	(7)	Affinity Gaming, 6.875%, 12/15/2027	73,412	0.0
70,000	(7)	Allison Transmission, Inc., 5.875%, 06/01/2029	77,621	0.1
47,394		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/2026	44,724	0.0
70,000		American Axle & Manufacturing, Inc., 6.875%, 07/01/2028	75,559	0.1
70,000		Asbury Automotive Group, Inc., 4.750%, 03/01/2030	75,162	0.0
70,000	(7)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	73,055	0.0

See Accompanying Notes to Financial Statements

24

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

70,000	(7)	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025	71,790	0.0
70,000	(7)	Boyd Gaming Corp., 8.625%, 06/01/2025	77,941	0.1
70,000	(7)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	74,638	0.0
70,000	(7)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	70,833	0.0
70,000	(7)	CCM Merger, Inc., 6.375%, 05/01/2026	73,675	0.0
70,000		Century Communities, Inc., 5.875%, 07/15/2025	73,055	0.0
70,000	(7)	Core & Main L.P., 6.125%, 08/15/2025	72,494	0.0
70,000		Dana, Inc., 5.625%, 06/15/2028	75,486	0.1
165,000	(7)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	180,233	0.1
70,000		Delta Air Lines, Inc., 2.900%, 10/28/2024	69,102	0.0
70,000	(7)	Golden Entertainment, Inc., 7.625%, 04/15/2026	75,370	0.0
70,000	(7)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	70,615	0.0
35,000	(7)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	38,128	0.0
60,000		Home Depot, Inc./The, 3.125%, 12/15/2049	69,227	0.0
70,000	(7)	IAA, Inc., 5.500%, 06/15/2027	74,331	0.0
70,000	(7)	Installed Building Products, Inc., 5.750%, 02/01/2028	74,799	0.0
70,000	(7)	Interface, Inc., 5.500%, 12/01/2028	73,806	0.0
70,000	(7)	IRB Holding Corp., 7.000%, 06/15/2025	76,599	0.1
70,000		L Brands, Inc., 6.750%, 07/01/2036	78,120	0.1
70,000	(7)	LBM Acquisition LLC, 6.250%, 01/15/2029	72,954	0.0
70,000	(7)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	71,305	0.0
83,000		Lowe’s Cos, Inc., 4.050%, 05/03/2047	103,906	0.1
70,000		M/I Homes, Inc., 4.950%, 02/01/2028	74,317	0.0
50,000		McDonald’s Corp., 3.625%, 05/01/2043	57,662	0.0
60,000		McDonald’s Corp., 3.625%, 09/01/2049	70,545	0.0
70,000		Meritage Homes Corp., 5.125%, 06/06/2027	78,474	0.1
70,000	(7)	Meritor, Inc., 4.500%, 12/15/2028	71,881	0.0
70,000		MGM Resorts International, 5.500%, 04/15/2027	78,113	0.1
70,000	(1),(7)	Michaels Stores, Inc., 8.000%, 07/15/2027	75,368	0.0
70,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	74,274	0.0
70,000	(7)	Navistar International Corp., 6.625%, 11/01/2025	73,423	0.0
70,000	(7)	Penn National Gaming, Inc., 5.625%, 01/15/2027	73,157	0.0
50,000	(7)	PetSmart, Inc., 5.875%, 06/01/2025	51,469	0.0
70,000	(7)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	76,038	0.1
35,000	(7)	Scientific Games International, Inc., 5.000%, 10/15/2025	36,160	0.0
35,000	(7)	Scientific Games International, Inc., 8.250%, 03/15/2026	37,776	0.0
70,000	(7)	SeaWorld Parks & Entertainment, Inc., 9.500%, 08/01/2025	76,125	0.1
70,000	(7)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	72,989	0.0
70,000		Sonic Automotive, Inc., 6.125%, 03/15/2027	73,894	0.0
70,000	(7)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	74,269	0.0
70,000	(7)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	69,475	0.0
70,000	(7)	Station Casinos LLC, 4.500%, 02/15/2028	70,656	0.0
70,000	(7)	STL Holding Co. LLC, 7.500%, 02/15/2026	72,625	0.0
70,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	72,937	0.0
35,000	(1)	Tenneco, Inc., 5.000%, 07/15/2026	32,266	0.0
35,000	(7)	Tenneco, Inc., 7.875%, 01/15/2029	39,362	0.0
70,000		TRI Pointe Group, Inc., 5.700%, 06/15/2028	79,205	0.1
70,000		United Airlines Holdings, Inc., 4.250%, 10/01/2022	70,438	0.0
70,000	(7)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	74,056	0.0
35,000	(7)	Viking Cruises Ltd., 5.875%, 09/15/2027	34,295	0.0
35,000	(7)	Viking Cruises Ltd., 13.000%, 05/15/2025	41,891	0.0
70,000	(7)	William Carter Co/The, 5.625%, 03/15/2027	73,806	0.0
70,000	(7)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	72,581	0.0
70,000	(7)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	71,619	0.0
35,000	(7)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	36,432	0.0
35,000	(7)	Wyndham Hotels & Resorts, Inc., 5.375%, 04/15/2026	36,291	0.0
			4,529,932	1.3

See Accompanying Notes to Financial Statements

25

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

		Consumer, Non-cyclical: 1.2%
70,000	(7)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	75,315	0.0
200,000	(7)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	217,328	0.1
70,000	(7)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	70,805	0.0
25,000	(7)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	26,689	0.0
50,000	(7)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	54,587	0.0
245,000		Altria Group, Inc., 4.500%, 05/02/2043	281,332	0.1
70,000	(7)	AMN Healthcare, Inc., 4.625%, 10/01/2027	73,461	0.0
70,000	(7)	Avantor Funding, Inc., 4.625%, 07/15/2028	74,112	0.0
35,000	(7)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	36,702	0.0
70,000	(7)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	72,618	0.0
70,000	(7)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	74,048	0.0
70,000		Centene Corp., 4.625%, 12/15/2029	77,805	0.1
25,000	(7)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	25,437	0.0
300,000		CVS Health Corp., 5.050%, 03/25/2048	406,619	0.1
70,000	(7)	DaVita, Inc., 4.625%, 06/01/2030	74,244	0.0
225,000	(1),(7)	DP World Crescent Ltd., 3.750%, 01/30/2030	245,418	0.1
70,000	(7)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	72,616	0.0
45,000		Encompass Health Corp., 4.625%, 04/01/2031	48,206	0.0
70,000	(7)	Gartner, Inc., 4.500%, 07/01/2028	73,937	0.0
70,000	(7)	Graham Holdings Co., 5.750%, 06/01/2026	73,749	0.0
70,000		HCA, Inc., 3.500%, 09/01/2030	74,400	0.0
70,000	(7)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	74,126	0.0
200,000	(7)	Hutama Karya Persero PT, 3.750%, 05/11/2030	224,300	0.1
70,000	(7)	Jaguar Holding Co. II / PPD Development L.P., 5.000%, 06/15/2028	74,812	0.0
70,000	(7)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	78,734	0.1
70,000	(7)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	78,739	0.1
70,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	84,887	0.1
70,000	(7)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	71,225	0.0
70,000	(7)	Molina Healthcare, Inc., 3.875%, 11/15/2030	75,250	0.0
70,000	(7)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	68,512	0.0
70,000	(7)	Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028	76,190	0.1
70,000	(7)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	76,042	0.1
70,000	(7)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	76,010	0.1
70,000	(7)	Post Holdings, Inc., 4.625%, 04/15/2030	73,725	0.0
70,000	(7)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	72,362	0.0
70,000	(7)	Select Medical Corp., 6.250%, 08/15/2026	75,492	0.0
70,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	72,370	0.0
70,000	(7)	Tenet Healthcare Corp., 6.125%, 10/01/2028	73,187	0.0
70,000		TreeHouse Foods, Inc., 4.000%, 09/01/2028	72,538	0.0
45,000	(7)	United Natural Foods, Inc., 6.750%, 10/15/2028	47,137	0.0
70,000		United Rentals North America, Inc., 4.875%, 01/15/2028	74,638	0.0
70,000	(7)	Vizient, Inc., 6.250%, 05/15/2027	75,499	0.0
70,000	(7)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	71,881	0.0
			3,997,084	1.2

		Energy: 1.7%
70,000	(1)	Antero Resources Corp., 5.000%, 03/01/2025	66,631	0.0
70,000	(1)	Apache Corp., 4.375%, 10/15/2028	72,974	0.0
70,000	(7)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	73,042	0.0
70,000	(7)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.250%, 12/31/2028	70,000	0.0
35,000	(7)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	35,350	0.0
250,000		CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	260,716	0.1
70,000	(7)	CNX Resources Corp., 7.250%, 03/14/2027	74,989	0.0
75,000		Comstock Resources, Inc., 9.750%, 08/15/2026	80,550	0.1
70,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	71,400	0.0
70,000		DCP Midstream Operating L.P., 5.625%, 07/15/2027	77,770	0.0

See Accompanying Notes to Financial Statements

26

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

350,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	383,000	0.1
450,000	(8)	Energy Transfer Operating L.P., 7.125%, 12/31/2199	428,625	0.2
70,000		EnLink Midstream LLC, 5.375%, 06/01/2029	68,206	0.0
70,000	(7)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	74,506	0.0
60,000	(7)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	65,775	0.0
146,000		Exxon Mobil Corp., 3.095%, 08/16/2049	157,607	0.1
300,000		Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	340,500	0.1
70,000	(7)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	72,931	0.0
70,000	(7)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/2024	69,730	0.0
70,000	(7)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	71,750	0.0
350,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	432,365	0.2
70,000		Murphy Oil Corp., 5.750%, 08/15/2025	69,833	0.0
70,000		Occidental Petroleum Corp., 6.625%, 09/01/2030	76,108	0.0
70,000	(7)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	76,720	0.0
70,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	67,200	0.0
200,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	233,450	0.1
425,000		Petrobras Global Finance BV, 5.999%, 01/27/2028	498,005	0.2
225,000		Petroleos del Peru SA, 4.750%, 06/19/2032	258,656	0.1
425,000		Petroleos Mexicanos, 5.950%, 01/28/2031	424,681	0.2
200,000		Petroleos Mexicanos, 6.500%, 03/13/2027	210,988	0.1
70,000	(7)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	69,620	0.0
70,000	(7)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	72,931	0.0
70,000	(7)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	71,691	0.0
70,000	(7)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	76,055	0.0
375,000	(8)	Transcanada Trust, 5.500%, 09/15/2079	413,906	0.1
70,000	(7)	Viper Energy Partners L.P., 5.375%, 11/01/2027	73,268	0.0
70,000		Western Midstream Operating L.P., 5.450%, 04/01/2044	70,920	0.0
70,000		WPX Energy, Inc., 5.250%, 10/15/2027	74,292	0.0
			5,886,741	1.7

		Financial: 0.6%
70,000		Ally Financial, Inc., 5.750%, 11/20/2025	81,550	0.0
100,000		American International Group, Inc., 4.375%, 01/15/2055	128,680	0.1
200,000		Bancolombia SA, 3.000%, 01/29/2025	208,190	0.1
95,000		Brookfield Finance LLC, 3.450%, 04/15/2050	100,946	0.1
70,000	(7)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	77,394	0.0
70,000	(7)	ESH Hospitality, Inc., 5.250%, 05/01/2025	71,853	0.0
70,000	(7)	Freedom Mortgage Corp., 8.250%, 04/15/2025	73,325	0.0
70,000	(7)	Iron Mountain, Inc., 5.250%, 07/15/2030	75,687	0.0
530,000	(8)	JPMorgan Chase & Co., 4.600%, 12/31/2199	547,888	0.2
200,000	(7),(8)	Kookmin Bank, 4.350%, 12/31/2199	211,341	0.1
70,000	(7)	LPL Holdings, Inc., 4.625%, 11/15/2027	72,669	0.0
70,000	(7)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	71,706	0.0
70,000		MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	72,406	0.0
35,000		Navient Corp., 5.000%, 03/15/2027	35,355	0.0
70,000		OneMain Finance Corp., 6.625%, 01/15/2028	83,243	0.0
70,000	(7)	Quicken Loans LLC, 5.250%, 01/15/2028	74,856	0.0
70,000	(7)	SBA Communications Corp., 3.875%, 02/15/2027	73,609	0.0
70,000		Service Properties Trust, 4.375%, 02/15/2030	68,381	0.0
			2,129,079	0.6

		Industrial: 0.7%
70,000		AECOM, 5.875%, 10/15/2024	78,245	0.1
70,000	(7)	Berry Global, Inc., 5.625%, 07/15/2027	75,403	0.0

See Accompanying Notes to Financial Statements

27

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

276,000	(8)	BNSF Funding Trust I, 6.613%, 12/15/2055	315,675	0.1
70,000	(7)	Builders FirstSource, Inc., 5.000%, 03/01/2030	75,338	0.0
30,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	40,420	0.0
70,000	(7)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	72,319	0.0
70,000	(7)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	74,528	0.0
70,000	(7)	Clark Equipment Co., 5.875%, 06/01/2025	74,069	0.0
70,000	(7)	Clean Harbors, Inc., 5.125%, 07/15/2029	76,680	0.0
75,000		CSX Corp., 4.500%, 08/01/2054	99,621	0.1
70,000	(7)	GFL Environmental, Inc., 8.500%, 05/01/2027	77,831	0.1
70,000	(7)	GrafTech Finance, Inc., 4.625%, 12/15/2028	71,053	0.0
70,000	(7)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	77,481	0.0
70,000	(7)	Granite US Holdings Corp., 11.000%, 10/01/2027	78,050	0.1
70,000	(7)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	72,056	0.0
200,000	(1),(7)	Klabin Austria GmbH, 5.750%, 04/03/2029	232,852	0.1
70,000	(7)	Koppers, Inc., 6.000%, 02/15/2025	72,231	0.0
70,000	(7)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	77,000	0.0
70,000	(7)	Norbord, Inc., 5.750%, 07/15/2027	75,501	0.0
70,000		Park-Ohio Industries, Inc., 6.625%, 04/15/2027	72,625	0.0
70,000	(7)	PGT Innovations, Inc., 6.750%, 08/01/2026	74,712	0.0
70,000	(7)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	72,231	0.0
70,000		Silgan Holdings, Inc., 4.125%, 02/01/2028	72,888	0.0
70,000	(7)	SSL Robotics LLC, 9.750%, 12/31/2023	79,231	0.1
55,000	(7)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	55,344	0.0
20,000	(7)	Stericycle, Inc., 3.875%, 01/15/2029	20,575	0.0
70,000	(7)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	75,849	0.0
70,000	(7)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	71,480	0.0
70,000		TransDigm, Inc., 5.500%, 11/15/2027	73,696	0.0
15,000	(7)	Vertical Holdco GmbH, 7.625%, 07/15/2028	16,378	0.0
70,000	(7)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	73,325	0.0
			2,574,687	0.7

		Technology: 0.4%
70,000	(7)	Ascend Learning LLC, 6.875%, 08/01/2025	72,180	0.0
70,000	(7)	Austin BidCo, Inc., 7.125%, 12/15/2028	73,194	0.0
70,000	(7)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	72,231	0.0
70,000	(7)	BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, 01/31/2026	71,837	0.0
100,000	(7)	Castle US Holding Corp., 9.500%, 02/15/2028	100,234	0.1
70,000		CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	71,466	0.0
70,000	(7)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	71,488	0.0
70,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	74,455	0.0
70,000	(7)	Entegris, Inc., 4.375%, 04/15/2028	74,725	0.0
70,000	(7)	Microchip Technology, Inc., 4.250%, 09/01/2025	74,074	0.0
70,000	(7)	MTS Systems Corp., 5.750%, 08/15/2027	76,183	0.1
70,000	(7)	ON Semiconductor Corp., 3.875%, 09/01/2028	72,363	0.0
70,000	(7)	Open Text Corp., 3.875%, 02/15/2028	72,745	0.0
15,000	(7)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	15,744	0.0
70,000	(7)	Science Applications International Corp., 4.875%, 04/01/2028	74,320	0.0
40,000	(7)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	41,392	0.0
45,000		Texas Instruments, Inc., 3.875%, 03/15/2039	56,226	0.0
70,000	(7)	Unisys Corp., 6.875%, 11/01/2027	76,650	0.1
75,000	(7)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	77,063	0.1
			1,318,570	0.4

		Utilities: 1.1%
82,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	87,313	0.0
70,000	(7)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	75,141	0.0
200,000	(7)	Colbun SA, 3.150%, 03/06/2030	216,000	0.1
475,000	(8)	Dominion Energy, Inc., 4.650%, 12/31/2199	501,917	0.2
380,000	(8)	Duke Energy Corp., 4.875%, 12/31/2199	412,425	0.1

See Accompanying Notes to Financial Statements

28

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

100,000		Duke Energy Indiana LLC, 3.750%, 05/15/2046	120,108	0.0
46,000		Entergy Louisiana LLC, 2.900%, 03/15/2051	49,113	0.0
200,000		Inkia Energy Ltd., 5.875%, 11/09/2027	217,062	0.1
250,000		Kallpa Generacion SA, 4.125%, 08/16/2027	269,750	0.1
290,000		Mississippi Power Co., 4.250%, 03/15/2042	351,034	0.1
275,000	(8)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	324,189	0.1
70,000	(7)	NRG Energy, Inc., 3.625%, 02/15/2031	72,147	0.0
400,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	479,438	0.2
70,000		PG&E Corp., 5.250%, 07/01/2030	77,087	0.0
40,000		Southern California Edison Co., 3.650%, 02/01/2050	45,477	0.0
275,000	(8)	Southern Co/The, 4.000%, 01/15/2051	291,563	0.1
70,000	(7)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	74,557	0.0
			3,664,321	1.1

	Total Corporate Bonds/Notes
	(Cost $27,453,761)		29,243,686	8.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.0%
780,872	(7),(8)	Agate Bay Mortgage Trust 2015-1 B4, 3.793%, 01/25/2045	759,103	0.2
500,000	(7),(8)	Chase Home Lending Mortgage Trust 2019-ATR1 A5, 4.000%, 04/25/2049	524,843	0.2
357,011	(7),(8)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	363,967	0.1
803,249	(7),(8)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	828,376	0.2
479,792	(7),(8)	CIM Trust 2019-J1 B2, 4.031%, 08/25/2049	502,838	0.1
435,929	(7),(8)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	447,944	0.1
1,000,000	(7)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.148%, (US0001M + 2.000%), 01/25/2040	998,366	0.3
1,000,000	(7),(8)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,018,484	0.3
800,000	(7)	Deephaven Residential Mortgage Trust 2020-2 A2, 2.594%, 05/25/2065	821,345	0.2
525,573		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650%), 09/25/2029	539,795	0.2
297,782		Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 2.798%, (US0001M + 2.650%), 02/25/2030	299,804	0.1
332,482		Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.948%, (US0001M + 2.800%), 02/25/2030	336,484	0.1
787,255		Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 2.498%, (US0001M + 2.350%), 01/25/2031	791,712	0.2
676,704		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000%), 03/25/2031	674,992	0.2
218,694		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.398%, (US0001M + 2.250%), 07/25/2030	218,515	0.1
644,136	(7)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300%), 08/25/2031	645,833	0.2
659,605	(7)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 2.248%, (US0001M + 2.100%), 06/25/2039	660,510	0.2
521,037	(7)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.548%, (US0001M + 2.400%), 04/25/2031	522,697	0.2
464,679	(7)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.248%, (US0001M + 2.100%), 09/25/2039	465,702	0.1
2,106,799	(9)	Fannie Mae REMICS 2008-36 YI, 7.052%, (-1.000*US0001M + 7.200%), 07/25/2036	347,159	0.1
936,263	(9)	Fannie Mae REMICS 2010-59 NS, 5.622%, (-1.000*US0001M + 5.770%), 06/25/2040	177,476	0.1
4,488,910	(9)	Fannie Mae REMICS 2012-121 ID, 3.000%, 11/25/2027	301,398	0.1
5,381,622	(9)	Fannie Mae REMICS 2013-71 AI, 3.000%, 07/25/2028	374,670	0.1
5,435,490	(9)	Fannie Mae Interest Strip Series 367 2, 5.500%, 01/01/2036	1,074,872	0.3
1,198,637	(9)	Fannie Mae REMICS 2005-66 LS, 6.482%, (-1.000*US0001M + 6.630%), 07/25/2035	250,022	0.1
4,553,804	(9)	Fannie Mae REMICS 2012-144 SC, 5.952%, (-1.000*US0001M + 6.100%), 01/25/2043	1,037,560	0.3

See Accompanying Notes to Financial Statements

29

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

2,160,003	(9)	Fannie Mae REMICS 2012-151 WS, 6.052%, (- 1.000*US0001M + 6.200%), 03/25/2042	383,371	0.1
5,160,203	(9)	Fannie Mae REMICS 2012-35 LS, 6.452%, (- 1.000*US0001M + 6.600%), 04/25/2041	771,287	0.2
3,816,354	(9)	Fannie Mae REMICS 2013-20 SK, 6.052%, (- 1.000*US0001M + 6.200%), 05/25/2041	486,431	0.1
1,378,954	(9)	Fannie Mae REMICS 2015-65 KI, 6.852%, (- 1.000*US0001M + 7.000%), 08/25/2035	291,649	0.1
899,515	(9)	Fannie Mae REMICS 2018-86 DS, 5.952%, (- 1.000*US0001M + 6.100%), 12/25/2048	136,368	0.0
500,000	(7),(8)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	516,039	0.2
900,672	(7),(8)	Flagstar Mortgage Trust 2017-1 B3, 3.677%, 03/25/2047	917,222	0.3
1,216,786	(7),(8)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	1,258,408	0.4
1,200,000	(7)	Freddie Mac STACR REMIC Trust 2020- HQA1 M2, 2.048%, (US0001M + 1.900%), 01/25/2050	1,200,706	0.3
408,740		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.048%, (US0001M + 3.900%), 12/25/2027	415,927	0.1
37,618		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.948%, (US0001M + 3.800%), 03/25/2025	37,680	0.0
1,152,702	(7)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 2.798%, (US0001M + 2.650%), 01/25/2049	1,155,060	0.3
837,933	(7)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.198%, (US0001M + 2.050%), 04/25/2049	829,626	0.2
804,399	(9)	Freddie Mac REMICS 3318 KS, 6.251%, (- 1.000*US0001M + 6.410%), 05/15/2037	111,332	0.0
1,140,476	(9)	Freddie Mac REMICS 3879 SL, 6.441%, (- 1.000*US0001M + 6.600%), 01/15/2041	165,995	0.1
4,398,119	(9)	Freddie Mac REMICS 4120 JS, 6.041%, (- 1.000*US0001M + 6.200%), 10/15/2032	760,396	0.2
2,909,578	(9)	Freddie Mac REMICS 4141 EI, 3.000%, 09/15/2027	148,048	0.0
3,806,381	(9)	Freddie Mac REMICS 4153 IB, 2.500%, 01/15/2028	208,294	0.1
7,017,910	(9)	Freddie Mac REMICS 4517 KI, 1.015%, (- 0.357*US0001M + 1.071%), 04/15/2043	134,405	0.0
5,686,023	(9)	Freddie Mac REMICS 4596 DI, 3.500%, 06/15/2046	670,918	0.2
2,823,283	(9)	Freddie Mac REMICS 4619 KS, 4.095%, (- 1.000*US0001M + 4.250%), 06/15/2039	435,930	0.1
1,266,321	(9)	Ginnie Mae Series 2013- 148 DS, 5.527%, (- 1.000*US0001M + 5.680%), 10/16/2043	272,394	0.1
9,513,218	(9)	Ginnie Mae Series 2015- 20 CI, 3.500%, 02/20/2030	833,470	0.2
872,850	(9)	Ginnie Mae Series 2015- 42 IY, 5.500%, 08/20/2039	88,802	0.0
7,750,717	(9)	Ginnie Mae Series 2019- 23 MT, 0.600%, (- 1.000*US0001M + 6.700%), 03/20/2042	146,502	0.0
283,445	(7),(8)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	287,514	0.1
866,893	(7),(8)	GS Mortgage-Backed Securities Trust 2020- NQM1 A2, 1.791%, 09/27/2060	872,760	0.3
789,674	(7),(8)	JP Morgan Mortgage Trust 2018-8 A13, 4.000%, 01/25/2049	813,192	0.2
728,658	(7),(8)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	748,719	0.2
294,573	(7),(8)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	302,868	0.1
720,729	(7),(8)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	742,166	0.2
1,325,304	(7),(8)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	1,350,277	0.4
867,002	(7),(8)	JP Morgan Mortgage Trust 2017-5 B2, 3.128%, 10/26/2048	855,608	0.2
1,129,472	(7),(8)	JP Morgan Mortgage Trust 2018-3 B2, 3.753%, 09/25/2048	1,173,485	0.3
733,123	(7),(8)	JP Morgan Mortgage Trust 2018-4 B2, 3.750%, 10/25/2048	766,476	0.2
951,610	(7),(8)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	989,643	0.3
311,420	(7),(8)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	322,158	0.1
337,530	(7),(8)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	350,056	0.1

See Accompanying Notes to Financial Statements

30

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

97,178	(7),(8)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	100,602	0.0
973,563	(7),(8)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.083%, 10/25/2049	1,049,149	0.3
607,053	(7),(8)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	626,005	0.2
584,928	(7),(8)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.809%, 12/25/2049	620,966	0.2
477,078	(7),(8)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.463%, 10/25/2048	515,515	0.2
621,529	(7),(8)	Mello Mortgage Capital Acceptance 2018-MTG2 A2, 4.000%, 10/25/2048	633,768	0.2
893,086	(7),(8)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	904,717	0.3
506,313	(7),(8)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	519,066	0.2
1,153,365	(7),(8)	Sequoia Mortgage Trust 2019-2 B2, 4.252%, 06/25/2049	1,221,863	0.4
1,155,063	(7),(8)	Sequoia Mortgage Trust 2019-2 B3, 4.252%, 06/25/2049	1,195,187	0.3
126,287	(7),(8)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	129,385	0.0
360,930	(7),(8)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	368,274	0.1
356,760	(7),(8)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	366,930	0.1
1,096,654	(7),(8)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	1,112,111	0.3
200,297	(7),(8)	Verus Securitization Trust 2018-INV1 A1, 3.626%, 03/25/2058	202,341	0.1
569,523	(7),(8)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	585,772	0.2
566,904	(7),(8)	Wells Fargo Mortgage Backed Securities 2018- 1 B3, 3.688%, 07/25/2047	576,981	0.2
859,819	(7),(8)	Wells Fargo Mortgage Backed Securities 2020- 4 A17 Trust, 3.000%, 07/25/2050	876,710	0.3

	Total Collateralized Mortgage Obligations
	(Cost $47,846,066)		48,540,991	14.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.5%
330,000	(7),(8)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.860%, 05/27/2021	325,081	0.1
650,000	(7)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	576,116	0.2
1,170,000	(7)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	985,465	0.3
1,460,000	(7)	BANK 2019-BNK17 D, 3.000%, 04/15/2052	1,386,796	0.4
1,000,000	(7),(8)	BENCHMARK 2018-B3 D Mortgage Trust, 3.056%, 04/10/2051	924,008	0.3
12,389,183	(8),(9)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.229%, 03/15/2062	981,015	0.3
180,000	(7)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	184,353	0.0
5,497,544	(8),(9)	Benchmark 2020-B17 XA Mortgage Trust, 1.420%, 03/15/2053	509,792	0.1
5,747,989	(8),(9)	Benchmark 2020-B18 XA Mortgage Trust, 1.794%, 07/15/2053	690,516	0.2
759,438	(7)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650%), 10/15/2036	749,318	0.2
729,332	(7)	BX Commercial Mortgage Trust 2020- BXLP G, 2.659%, (US0001M + 2.500%), 12/15/2029	716,080	0.2
100,000	(7)	BX Commercial Mortgage Trust 2020- VKNG E, 2.259%, (US0001M + 2.100%), 10/15/2037	100,085	0.0
210,000	(7),(8)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	214,083	0.1
2,000,000	(7),(8)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	2,024,841	0.6
16,205,823	(8),(9)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.878%, 12/15/2072	1,079,442	0.3
2,350,000	(7),(8)	Citigroup Commercial Mortgage Trust 2013- GC15 D, 5.181%, 09/10/2046	2,288,787	0.7
1,000,000	(8)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.889%, 02/10/2049	977,173	0.3
130,000	(7),(8)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	116,353	0.0
2,000,000	(8)	COMM 2015-CCRE26 D Mortgage Trust, 3.480%, 10/10/2048	1,837,132	0.5
520,000	(7)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 2.809%, (US0001M + 2.650%), 05/15/2036	515,398	0.1
100,000	(7),(8)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	104,808	0.0
2,000,000	(8)	Csail 2015-C2 C Commercial Mortgage Trust, 4.190%, 06/15/2057	1,673,920	0.5
320,000	(8)	DBJPM 20-C9 C Mortgage Trust, 3.492%, 09/15/2053	340,750	0.1

See Accompanying Notes to Financial Statements

31

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

350,000	(7)	DBUBS 2011-LC2A F Mortgage Trust, 3.805%, (US0001M + 3.650%), 07/10/2044	262,847	0.1
190,000	(7),(8)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	194,542	0.1
1,458,953	(8),(9)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.584%, 04/25/2030	184,697	0.1
205,000	(7),(8)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	204,846	0.1
293,000	(7),(8)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	276,478	0.1
172,185	(7),(8)	GS Mortgage Securities Trust 2011-GC3 B, 5.361%, 03/10/2044	172,124	0.0
13,737,246	(8),(9)	GS Mortgage Securities Trust 2019-GC39 XA, 1.139%, 05/10/2052	969,028	0.3
200,000	(7),(8)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	148,854	0.0
370,000	(7),(8)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.164%, 12/27/2046	367,381	0.1
420,000	(7),(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	423,650	0.1
27,410,333	(8),(9)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.641%, 06/15/2051	912,690	0.3
2,000,000	(7)	KNDL 2019-KNSQ E Mortgage Trust, 1.959%, (US0001M + 1.800%), 05/15/2036	1,995,345	0.6
560,000	(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	363,106	0.1
530,000	(7)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	63,693	0.0
1,955,000	(7),(8)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	1,603,258	0.5
17,689,067	(8),(9)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.643%, 11/15/2029	876,856	0.3
200,000	(7)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	197,342	0.1
140,000	(7),(8)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	81,687	0.0
240,000	(7),(8)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	119,358	0.0
2,240,000	(7)	Wells Fargo Commercial Mortgage Trust 2019- C49 D, 3.000%, 03/15/2052	1,758,768	0.5
1,920,000	(8)	WFRBS Commercial Mortgage Trust 2014- C19 C, 4.646%, 03/15/2047	1,906,604	0.5
420,000	(7),(8)	WFRBS Commercial Mortgage Trust 2011-C5 B, 5.656%, 11/15/2044	428,379	0.1
2,000,000	(7),(8)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.656%, 11/15/2044	1,905,423	0.5
2,210,000	(7)	WFRBS Commercial Mortgage Trust 2013- C12 E, 3.500%, 03/15/2048	1,808,163	0.5

	Total Commercial Mortgage-Backed Securities
	(Cost $37,903,081)		36,526,431	10.5

ASSET-BACKED SECURITIES: 9.6%
		Automobile Asset-Backed Securities: 1.7%
300,000		Americredit Automobile Receivables Trust 2018- 2 D, 4.010%, 07/18/2024	318,063	0.1
450,000		Americredit Automobile Receivables Trust 2019- 2 D, 2.990%, 06/18/2025	471,259	0.1
1,200,000		Carmax Auto Owner Trust 2019-3 D, 2.850%, 01/15/2026	1,242,040	0.4
500,000		GM Financial Consumer Automobile Receivables Trust 2019-3 C, 2.620%, 01/16/2025	518,228	0.1
550,000	(7)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	577,351	0.2
550,000		Santander Drive Auto Receivables Trust 2019- 1 D, 3.650%, 04/15/2025	574,037	0.2
1,000,000		Santander Drive Auto Receivables Trust 2019- 2 D, 3.220%, 07/15/2025	1,040,592	0.3
150,000		Santander Drive Auto Receivables Trust 2019- 3 C, 2.490%, 10/15/2025	153,168	0.0
350,000		Santander Drive Auto Receivables Trust 2019- 3 D, 2.680%, 10/15/2025	360,062	0.1
600,000	(7)	Santander Retail Auto Lease Trust 2019-B C, 2.770%, 08/21/2023	617,793	0.2
			5,872,593	1.7

		Home Equity Asset-Backed Securities:0.1%
586,611	(7),(8),(10)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	582,967	0.1

		Other Asset-Backed Securities: 7.6%
399,000	(7)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	395,734	0.1
149,625	(7)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	146,370	0.0

See Accompanying Notes to Financial Statements

32

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

300,000	(7)	Babson CLO Ltd. 2018- 3A C, 2.118%, (US0003M + 1.900%), 07/20/2029	296,489	0.1
750,000	(7)	Benefit Street Partners CLO II Ltd. 2013-IIA BR, 2.787%, (US0003M + 2.550%), 07/15/2029	737,255	0.2
750,000	(7)	Benefit Street Partners CLO X Ltd. 2016-10A BR, 2.637%, (US0003M + 2.400%), 01/15/2029	742,491	0.2
500,000	(7)	BlueMountain CLO XXV Ltd. 2019-25A C, 2.687%, (US0003M + 2.450%), 07/15/2032	497,254	0.1
388,000	(7)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	391,977	0.1
603,118	(7)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	635,810	0.2
700,000	(7)	Dryden 43 Senior Loan Fund 2016-43A CR, 2.618%, (US0003M + 2.400%), 07/20/2029	700,084	0.2
500,000	(7)	Dryden 75 CLO Ltd. 2019-75A CR, 2.637%, (US0003M + 2.400%), 07/15/2030	500,145	0.2
423,914	(7)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	494,221	0.1
750,000	(7)	LCM XXII Ltd. 22A BR, 2.218%, (US0003M + 2.000%), 10/20/2028	732,580	0.2
1,200,000	(7)	LCM XXIV Ltd. 24A C, 2.468%, (US0003M + 2.250%), 03/20/2030	1,183,679	0.3
750,000	(7)	LCM XV L.P. 15A CR, 2.618%, (US0003M + 2.400%), 07/20/2030	737,925	0.2
500,000	(7)	Madison Park Funding XXI Ltd. 2016-21A BR, 3.087%, (US0003M + 2.850%), 10/15/2032	500,547	0.2
650,000	(7)	Marlette Funding Trust 2019-3A B, 3.070%, 09/17/2029	660,002	0.2
444,495	(7)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	469,674	0.1
770,684	(7)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	831,656	0.2
750,000	(7)	Neuberger Berman CLO XVII Ltd. 2014-17A CR2, 2.216%, (US0003M + 2.000%), 04/22/2029	748,009	0.2
1,000,000	(7)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A C, 2.368%, (US0003M + 2.150%), 10/18/2029	999,434	0.3
750,000	(7)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 2.680%, (US0003M + 2.450%), 10/16/2032	751,791	0.2
750,000	(7)	OCP Clo 2019-17A C1 Ltd., 2.768%, (US0003M + 2.550%), 07/20/2032	750,367	0.2
250,000	(7)	Octagon Loan Funding Ltd. 2014-1A CRR, 2.420%, (US0003M + 2.200%), 11/18/2031	246,750	0.1
750,000	(7)	OHA Credit Funding 3 Ltd. 2019-3A C, 2.668%, (US0003M + 2.450%), 07/20/2032	750,284	0.2
1,000,000	(7)	Palmer Square CLO 2015-1A BR2 Ltd., 2.463%, (US0003M + 2.250%), 05/21/2029	1,000,225	0.3
800,000	(7)	Palmer Square Loan Funding 2019-2A B Ltd., 2.468%, (US0003M + 2.250%), 04/20/2027	799,671	0.2
750,000	(7)	Palmer Square Loan Funding 2020-2A B Ltd., 2.468%, (US0003M + 2.250%), 04/20/2028	749,315	0.2
500,000	(7)	Shackleton CLO Ltd. 2019-15A C, 3.037%, (US0003M + 2.800%), 01/15/2030	500,035	0.2
500,000	(7)	Silver Creek CLO Ltd. 2014-1A CR, 2.518%, (US0003M + 2.300%), 07/20/2030	498,610	0.2
150,000	(7)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	153,291	0.1
150,000	(7)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	151,991	0.1
1,000,000	(7)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	1,037,097	0.3
200,000	(7)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	205,613	0.1
100,000	(7)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	102,070	0.0
400,000	(7)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	405,491	0.1
349,526	(7)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	369,597	0.1
750,000	(7)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.337%, (US0003M + 2.100%), 07/15/2028	736,643	0.2
2,000,000	(7),(8)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	2,163,742	0.6
180,000	(7),(8)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	197,651	0.1
1,164,000	(7)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,236,564	0.4
241,250	(7)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	257,011	0.1

See Accompanying Notes to Financial Statements

33

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

780,000	(7)	Westcott Park CLO Ltd. 2016-1A CR, 2.468%, (US0003M + 2.250%), 07/20/2028	780,120	0.2
			26,245,265	7.6

		Student Loan Asset-Backed Securities: 0.2%
600,000	(7)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	624,528	0.2

		Total Asset-Backed Securities
		(Cost $32,654,561)	33,325,353	9.6

U.S. TREASURY OBLIGATIONS: 0.7%
		U.S. Treasury Bonds: 0.2%
1,000		1.250%,05/15/2050	905	0.0
538,000		1.375%,08/15/2050	502,862	0.2
			503,767	0.2

		U.S. Treasury Notes: 0.5%
1,800,000		0.125%,12/15/2023	1,797,820	0.5
90,000		0.875%,11/15/2030	89,663	0.0
			1,887,483	0.5

		Total U.S. Treasury Obligations
		(Cost $2,390,668)	2,391,250	0.7

SOVEREIGN BONDS: 1.6%
300,000		Brazilian Government International Bond, 3.875%, 06/12/2030	317,025	0.1
450,000		Colombia Government International Bond, 3.875%, 04/25/2027	502,452	0.1
EUR 225,000		Croatia Government International Bond, 1.125%, 06/19/2029	289,673	0.1
200,000		Croatia Government International Bond, 5.500%, 04/04/2023	220,605	0.1
200,000	(7)	Dominican Republic International Bond, 4.500%, 01/30/2030	217,750	0.1
300,000		Dominican Republic International Bond, 6.875%, 01/29/2026	362,625	0.1
350,000	(1)	Egypt Government International Bond, 5.875%, 06/11/2025	380,787	0.1
225,000		Egypt Government International Bond, 7.500%, 01/31/2027	260,818	0.1
325,000	(7)	Ghana Government International Bond, 6.375%, 02/11/2027	338,547	0.1
166,000		Ivory Coast Government International Bond, 5.750%, 12/31/2032	167,978	0.0
200,000		Mexico Government International Bond, 4.500%, 04/22/2029	235,175	0.1
125,000		Panama Government International Bond, 9.375%, 04/01/2029	195,132	0.1
200,000		Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	229,634	0.1
450,000		Republic of South Africa Government International Bond, 4.850%, 09/30/2029	478,999	0.1
200,000		Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	233,741	0.1
200,000		Sri Lanka Government International Bond, 6.350%, 06/28/2024	122,800	0.0
475,000		Turkey Government International Bond, 4.875%, 10/09/2026	481,475	0.1
350,000		Ukraine Government International Bond, 7.750%, 09/01/2025	393,304	0.1

		Total Sovereign Bonds
		(Cost $5,130,111)	5,428,520	1.6

				Percentage
				of Net
			Value	Assets
PURCHASED OPTIONS (11): 0.0%
		Total Purchased Options
		(Cost $184,426)	74,743	0.0

		Total Long-Term Investments
		(Cost $309,389,040)	339,550,954	98.0

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 0.5%
		Repurchase Agreements: 0.5%
605,627	(12)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $605,632, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $617,740, due 09/15/21- 01/01/51)	605,627	0.2
1,000,000	(12)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.3

		Total Repurchase Agreements

		Total Short-Term Investments
		(Cost $1,605,627)	1,605,627	0.5

See Accompanying Notes to Financial Statements

34

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

Total Investments in Securities
(Cost $310,994,667)	$341,156,581	98.5
Assets in Excess of Other Liabilities	5,027,282	1.5
Net Assets	$346,183,863	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt

(1)	Security, or a portion of the security, is on loan.

(2)	Non-income producing security.

(3)	Preferred Stock may be called prior to convertible date.

(4)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.

(7)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(8)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(9)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(10)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.

(11)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Currency Abbreviations:

EUR	EU Euro

Reference Rate Abbreviations:

US0001M           1-month LIBOR

US0003M           3-month LIBOR

See Accompanying Notes to Financial Statements

35

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 94.3%
		Basic Materials: 6.4%
825,000		Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	$838,922	0.2
75,000		Cleveland-Cliffs, Inc., 5.875%, 06/01/2027	76,565	0.0
1,580,000	(1)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	1,708,375	0.3
1,050,000	(1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,140,100	0.2
1,150,000	(1),(2)	Constellium SE, 5.625%, 06/15/2028	1,241,281	0.2
850,000	(1)	Constellium SE, 6.625%, 03/01/2025	869,656	0.2
1,150,000	(1)	Element Solutions, Inc., 3.875%, 09/01/2028	1,185,219	0.2
1,500,000	(1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,629,375	0.3
2,825,000		Freeport-McMoRan, Inc., 4.125%, 03/01/2028	2,968,016	0.6
200,000		Freeport-McMoRan, Inc., 4.250%, 03/01/2030	215,688	0.0
575,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	629,266	0.1
585,000		Freeport-McMoRan, Inc., 4.625%, 08/01/2030	643,076	0.1
1,175,000	(1)	Hudbay Minerals, Inc., 6.125%, 04/01/2029	1,269,000	0.2
1,150,000	(1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,266,437	0.2
1,272,000	(1)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	1,442,925	0.3
1,300,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	1,327,755	0.3
2,000,000	(1)	Novelis Corp., 5.875%, 09/30/2026	2,092,500	0.4
635,000	(1)	OCI NV, 4.625%, 10/15/2025	660,003	0.1
750,000	(1)	OCI NV, 5.250%, 11/01/2024	780,469	0.1
850,000		Olin Corp., 5.125%, 09/15/2027	890,281	0.2
175,000		Olin Corp., 5.000%, 02/01/2030	186,780	0.0
1,300,000	(1)	Rayonier AM Products, Inc., 7.625%, 01/15/2026	1,357,200	0.3
1,500,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,595,340	0.3
1,215,000	(1)	SPCM SA, 4.875%, 09/15/2025	1,254,487	0.2
2,350,000	(1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 09/01/2025	2,404,344	0.4
1,875,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	1,954,688	0.4
1,450,000	(1)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	1,358,469	0.3
1,375,000	(1)	WR Grace & Co-Conn, 4.875%, 06/15/2027	1,459,934	0.3
			34,446,151	6.4

		Communications: 16.9%
1,200,000	(1)	Altice France Holding SA, 6.000%, 02/15/2028	1,217,502	0.2
2,038,000	(1)	Altice France Holding SA, 10.500%, 05/15/2027	2,291,476	0.4
875,000	(1)	Altice France SA/France, 5.125%, 01/15/2029	907,266	0.2
1,225,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	1,351,977	0.2
1,180,000	(1)	ANGI Group LLC, 3.875%, 08/15/2028	1,203,146	0.2
350,000	(1)	Arches Buyer, Inc., 4.250%, 06/01/2028	355,101	0.1
825,000	(1)	Arches Buyer, Inc., 6.125%, 12/01/2028	853,524	0.2
2,430,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	2,597,597	0.5
2,250,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,390,681	0.4
1,075,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,137,887	0.2
450,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	466,945	0.1
1,350,000		Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,370,392	0.3
1,790,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	1,832,691	0.3
175,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	173,578	0.0
890,000	(1)	CommScope, Inc., 7.125%, 07/01/2028	949,372	0.2
1,725,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,860,533	0.3
1,225,000	(1)	Consolidated Communications, Inc., 6.500%, 10/01/2028	1,312,587	0.2
1,400,000	(1)	CSC Holdings LLC, 4.625%, 12/01/2030	1,463,189	0.3
1,485,000		CSC Holdings LLC, 5.250%, 06/01/2024	1,610,148	0.3
1,125,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,234,693	0.2
650,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	731,877	0.1
1,400,000	(1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,433,789	0.3
1,075,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	875,453	0.2
625,000	(1),(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	378,906	0.1
525,000		DISH DBS Corp., 5.000%, 03/15/2023	542,719	0.1
1,600,000		DISH DBS Corp., 5.875%, 11/15/2024	1,680,000	0.3
1,685,000		DISH DBS Corp., 7.375%, 07/01/2028	1,796,631	0.3
1,450,000		Embarq Corp., 7.995%, 06/01/2036	1,791,221	0.3
1,600,000	(1),(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,599,000	0.3
325,000	(1)	Frontier Communications Corp., 5.000%, 05/01/2028	339,422	0.1
1,350,000	(1)	Frontier Communications Corp., 6.750%, 05/01/2029	1,447,031	0.3
1,225,000	(1)	GCI LLC, 4.750%, 10/15/2028	1,308,821	0.2

See Accompanying Notes to Financial Statements

36

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,275,000		Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,447,163	0.3
525,000	(1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	550,825	0.1
1,875,000		iHeartCommunications, Inc., 8.375%, 05/01/2027	2,004,703	0.4
1,600,000	(1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	1,724,000	0.3
1,100,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	1,138,005	0.2
1,325,000	(1)	LogMeIn, Inc., 5.500%, 09/01/2027	1,389,594	0.3
650,000	(1)	Match Group Holdings II LLC, 4.125%, 08/01/2030	675,493	0.1
300,000	(1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	315,000	0.1
1,000,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	1,015,260	0.2
1,975,000	(2)	Meredith Corp., 6.875%, 02/01/2026	1,929,328	0.4
1,125,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,179,630	0.2
540,000	(1)	National CineMedia LLC, 5.875%, 04/15/2028	459,000	0.1
850,000	(1)	Netflix, Inc., 4.875%, 06/15/2030	979,094	0.2
1,625,000		Netflix, Inc., 5.875%, 11/15/2028	1,950,869	0.4
1,425,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,528,761	0.3
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/2030	1,315,246	0.2
1,875,000	(1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	1,972,266	0.4
225,000	(1),(2)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	234,983	0.0
300,000	(1),(2)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	316,044	0.1
1,100,000	(1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	1,150,545	0.2
1,700,000	(1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	1,744,209	0.3
1,775,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,888,556	0.3
925,000		Sprint Communications, Inc., 6.000%, 11/15/2022	1,002,469	0.2
3,100,000		Sprint Corp., 7.125%, 06/15/2024	3,629,015	0.7
1,100,000		Sprint Corp., 7.625%, 03/01/2026	1,366,981	0.3
220,000	(1)	TEGNA, Inc., 4.625%, 03/15/2028	225,363	0.0
525,000	(1)	TEGNA, Inc., 4.750%, 03/15/2026	561,251	0.1
1,325,000		TEGNA, Inc., 5.000%, 09/15/2029	1,400,999	0.3
825,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	1,006,987	0.2
1,050,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,293,931	0.2
1,700,000	(1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	1,877,438	0.3
350,000	(1)	Townsquare Media, Inc., 6.875%, 02/01/2026	367,596	0.1
2,175,000	(1)	Univision Communications, Inc., 6.625%, 06/01/2027	2,339,811	0.4
425,000	(1)	Univision Communications, Inc., 9.500%, 05/01/2025	474,938	0.1
875,000	(3)	ViacomCBS, Inc., 6.250%, 02/28/2057	984,261	0.2
1,350,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	1,382,468	0.3
250,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	262,969	0.0
625,000	(1),(2)	ViaSat, Inc., 6.500%, 07/15/2028	677,347	0.1
400,000	(1)	Virgin Media Finance PLC, 5.000%, 07/15/2030	415,500	0.1
1,200,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,302,408	0.2
750,000	(1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	780,750	0.1
250,000	(1)	VTR Comunicaciones SpA, 5.125%, 01/15/2028	266,650	0.0
400,000	(1)	VTR Finance NV, 6.375%, 07/15/2028	437,500	0.1
1,850,000	(1)	Zayo Group Holdings, Inc., 6.125%, 03/01/2028	1,959,557	0.4
			91,429,918	16.9

		Consumer, Cyclical: 20.8%
1,225,000	(1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	1,243,877	0.2
1,350,000	(1)	Academy Ltd., 6.000%, 11/15/2027	1,417,500	0.3
1,475,000	(1)	Adams Homes, Inc., 7.500%, 02/15/2025	1,549,672	0.3
1,775,000	(1),(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,826,031	0.3
400,000	(1)	Adient US LLC, 9.000%, 04/15/2025	446,500	0.1
1,825,000	(1)	Affinity Gaming, 6.875%, 12/15/2027	1,913,969	0.3
1,575,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,746,462	0.3
1,029,117		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/2026	971,159	0.2
519,329		American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 09/22/2027	484,568	0.1
625,000	(1),(2)	American Airlines Group, Inc., 3.750%, 03/01/2025	484,375	0.1
1,230,000	(2)	American Axle & Manufacturing, Inc., 6.875%, 07/01/2028	1,327,687	0.2
835,000		Asbury Automotive Group, Inc., 4.500%, 03/01/2028	874,662	0.2

See Accompanying Notes to Financial Statements

37

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

690,000		Asbury Automotive Group, Inc., 4.750%, 03/01/2030	740,887	0.1
800,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	844,000	0.2
625,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	652,278	0.1
1,675,000	(1)	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025	1,717,821	0.3
1,225,000		Boyd Gaming Corp., 6.000%, 08/15/2026	1,274,000	0.2
1,250,000	(1)	Boyd Gaming Corp., 8.625%, 06/01/2025	1,391,800	0.3
1,300,000	(1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,386,131	0.3
1,825,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,846,727	0.3
1,250,000	(1)	Carnival Corp., 7.625%, 03/01/2026	1,364,206	0.2
700,000	(1)	Carnival Corp., 9.875%, 08/01/2027	806,312	0.1
1,400,000	(1)	CCM Merger, Inc., 6.375%, 05/01/2026	1,473,500	0.3
1,850,000		Century Communities, Inc., 5.875%, 07/15/2025	1,930,743	0.4
1,225,000	(1)	Cinemark USA, Inc., 8.750%, 05/01/2025	1,328,359	0.2
325,000	(1),(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	333,294	0.1
1,875,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	1,941,797	0.4
460,000		Dana, Inc., 5.625%, 06/15/2028	496,048	0.1
700,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	764,626	0.1
1,705,000		Delta Air Lines, Inc., 2.900%, 10/28/2024	1,683,120	0.3
285,000		Delta Air Lines, Inc., 7.375%, 01/15/2026	325,764	0.1
1,250,000		Ford Motor Co., 9.000%, 04/22/2025	1,537,669	0.3
1,100,000		Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	1,153,625	0.2
1,775,000		Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,897,031	0.3
1,775,000		Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	1,979,036	0.4
2,100,000		Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	2,268,000	0.4
990,000	(1),(2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,065,948	0.2
1,650,000	(1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	1,664,487	0.3
435,000	(1)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	473,878	0.1
1,025,000	(1)	IAA, Inc., 5.500%, 06/15/2027	1,088,422	0.2
1,125,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,202,130	0.2
1,025,000	(1)	Interface, Inc., 5.500%, 12/01/2028	1,080,734	0.2
775,000	(1)	IRB Holding Corp., 6.750%, 02/15/2026	800,846	0.1
1,925,000		L Brands, Inc., 6.750%, 07/01/2036	2,148,300	0.4
715,000	(1)	L Brands, Inc., 6.875%, 07/01/2025	777,412	0.1
325,000	(1)	L Brands, Inc., 9.375%, 07/01/2025	400,156	0.1
1,300,000	(1)	LBM Acquisition LLC, 6.250%, 01/15/2029	1,354,866	0.2
1,975,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,011,824	0.4
1,225,000		M/I Homes, Inc., 4.950%, 02/01/2028	1,300,552	0.2
500,000		M/I Homes, Inc., 5.625%, 08/01/2025	521,822	0.1
675,000	(2)	Macy's Retail Holdings LLC, 3.625%, 06/01/2024	643,545	0.1
575,000		Macy's Retail Holdings LLC, 4.500%, 12/15/2034	443,256	0.1
825,000		Mattel, Inc., 5.450%, 11/01/2041	911,332	0.2
1,000,000		Meritage Homes Corp., 5.125%, 06/06/2027	1,121,060	0.2
1,075,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,145,966	0.2
1,950,000	(1)	Meritor, Inc., 4.500%, 12/15/2028	2,002,406	0.4
300,000		MGM Resorts International, 5.500%, 04/15/2027	334,771	0.1
725,000		MGM Resorts International, 6.000%, 03/15/2023	779,375	0.1
1,400,000	(1),(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,507,366	0.3
850,000	(1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	915,344	0.2
1,400,000	(1),(2)	Motion Bondco DAC, 6.625%, 11/15/2027	1,468,250	0.3
1,100,000		Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,172,671	0.2
275,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	291,791	0.1
1,225,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	1,284,902	0.2
1,475,000	(1),(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,541,522	0.3
850,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	874,969	0.2
945,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	945,850	0.2
1,400,000	(1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	1,500,030	0.3
355,000	(1)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	385,619	0.1

See Accompanying Notes to Financial Statements

38

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,225,000	(1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	1,433,618	0.3
725,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	749,027	0.1
875,000	(1)	Scientific Games International, Inc., 7.000%, 05/15/2028	942,288	0.2
625,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	674,566	0.1
600,000	(1)	Scientific Games International, Inc., 8.625%, 07/01/2025	657,750	0.1
1,900,000	(1)	SeaWorld Parks & Entertainment, Inc., 9.500%, 08/01/2025	2,066,250	0.4
1,125,000	(1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	1,173,038	0.2
1,550,000		Sonic Automotive, Inc., 6.125%, 03/15/2027	1,636,219	0.3
1,575,000	(1)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	1,671,059	0.3
1,140,000	(1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	1,131,450	0.2
425,000	(1)	Station Casinos LLC, 4.500%, 02/15/2028	428,984	0.1
1,275,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	1,292,117	0.2
1,375,000	(1)	STL Holding Co. LLC, 7.500%, 02/15/2026	1,426,563	0.3
1,650,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	1,719,218	0.3
1,100,000	(2)	Tenneco, Inc., 5.000%, 07/15/2026	1,014,063	0.2
500,000	(1)	Tenneco, Inc., 7.875%, 01/15/2029	562,318	0.1
1,125,000		TRI Pointe Group, Inc., 5.700%, 06/15/2028	1,272,938	0.2
950,000	(2)	United Airlines Holdings, Inc., 4.250%, 10/01/2022	955,938	0.2
950,000	(2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	936,629	0.2
1,500,000	(1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	1,586,910	0.3
1,200,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,175,825	0.2
830,000	(1)	Viking Cruises Ltd., 13.000%, 05/15/2025	993,406	0.2
1,200,000	(1)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,281,750	0.2
1,175,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	1,238,891	0.2
700,000	(1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	725,813	0.1
1,350,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,381,219	0.3
300,000	(1)	Wolverine World Wide, Inc., 6.375%, 05/15/2025	320,813	0.1
1,000,000	(1)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	1,040,925	0.2
690,000	(1)	Wyndham Hotels & Resorts, Inc., 5.375%, 04/15/2026	715,444	0.1
			112,789,667	20.8

		Consumer, Non-cyclical: 16.4%
1,600,000	(1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,721,480	0.3
1,125,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	1,137,937	0.2
550,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	606,584	0.1
1,325,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,444,091	0.3
1,035,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	1,104,914	0.2
1,525,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,664,903	0.3
300,000	(1)	AMN Healthcare, Inc., 4.000%, 04/15/2029	307,500	0.1
1,485,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,558,426	0.3
1,175,000	(1)	Avantor Funding, Inc., 4.625%, 07/15/2028	1,244,031	0.2
3,025,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,368,595	0.6
1,230,000	(1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,289,803	0.2
1,300,000	(1)	Bausch Health Cos, Inc., 5.250%, 02/15/2031	1,360,573	0.3
950,000	(1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	1,045,845	0.2
1,100,000	(1),(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,141,134	0.2
1,020,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	1,078,987	0.2
800,000		Centene Corp., 3.375%, 02/15/2030	842,924	0.2
2,025,000		Centene Corp., 4.625%, 12/15/2029	2,250,798	0.4
550,000		Centene Corp., 4.750%, 01/15/2025	565,114	0.1
550,000	(1)	Centene Corp., 5.375%, 06/01/2026	580,778	0.1
1,400,000	(1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,464,750	0.3
505,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	513,838	0.1

See Accompanying Notes to Financial Statements

39

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,550,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	1,630,158	0.3
575,000	(1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	618,987	0.1
300,000	(1),(2)	CHS/Community Health Systems, Inc., 6.000%, 01/15/2029	324,453	0.1
1,585,000	(1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	1,671,153	0.3
450,000	(1)	CHS/Community Health Systems, Inc., 8.125%, 06/30/2024	466,875	0.1
600,000	(1)	DaVita, Inc., 3.750%, 02/15/2031	610,341	0.1
650,000	(1)	DaVita, Inc., 4.625%, 06/01/2030	689,406	0.1
1,225,000	(1)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	1,270,784	0.2
765,000		Encompass Health Corp., 4.625%, 04/01/2031	819,506	0.2
497,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	422,947	0.1
331,000	(1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	370,099	0.1
525,000	(1)	Gartner, Inc., 3.750%, 10/01/2030	551,906	0.1
1,140,000	(1)	Gartner, Inc., 4.500%, 07/01/2028	1,204,125	0.2
1,225,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,290,611	0.2
1,125,000		HCA, Inc., 3.500%, 09/01/2030	1,195,712	0.2
3,025,000		HCA, Inc., 5.375%, 02/01/2025	3,406,195	0.6
725,000		HCA, Inc., 5.625%, 09/01/2028	857,693	0.2
975,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	1,032,471	0.2
425,000	(1)	Jaguar Holding Co. II / PPD Development L.P., 4.625%, 06/15/2025	448,902	0.1
1,160,000	(1)	Jaguar Holding Co. II / PPD Development L.P., 5.000%, 06/15/2028	1,239,750	0.2
1,790,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	2,013,338	0.4
1,100,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,265,286	0.2
1,575,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,771,631	0.3
1,875,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	2,028,729	0.4
2,750,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	3,334,836	0.6
1,025,000	(1)	Kraft Heinz Foods Co., 5.500%, 06/01/2050	1,294,403	0.2
1,095,000	(1)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	1,114,163	0.2
425,000	(1)	LifePoint Health, Inc., 5.375%, 01/15/2029	425,234	0.1
200,000	(1)	Molina Healthcare, Inc., 3.875%, 11/15/2030	215,000	0.0
825,000	(1)	Molina Healthcare, Inc., 4.375%, 06/15/2028	869,138	0.2
755,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	800,772	0.2
1,200,000	(1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	1,174,500	0.2
850,000		New Albertsons L.P., 7.450%, 08/01/2029	1,009,213	0.2
175,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028	190,474	0.0
1,175,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	1,331,422	0.2
1,021,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,109,123	0.2
1,275,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	1,310,509	0.2
1,325,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,438,765	0.3
625,000	(1)	Post Holdings, Inc., 4.625%, 04/15/2030	658,256	0.1
1,900,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	2,027,063	0.4
1,575,000	(1)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	1,628,156	0.3
1,850,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	1,995,151	0.4
700,000	(1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	755,563	0.1
700,000	(1)	Syneos Health, Inc., 3.625%, 01/15/2029	703,248	0.1
1,040,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	1,061,570	0.2
1,450,000	(1)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,516,019	0.3
2,425,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	2,611,240	0.5
1,055,000		TreeHouse Foods, Inc., 4.000%, 09/01/2028	1,093,244	0.2
800,000	(1),(2)	United Natural Foods, Inc., 6.750%, 10/15/2028	837,984	0.2
290,000		United Rentals North America, Inc., 3.875%, 02/15/2031	304,768	0.1
975,000		United Rentals North America, Inc., 4.875%, 01/15/2028	1,039,594	0.2
475,000		United Rentals North America, Inc., 5.250%, 01/15/2030	528,141	0.1
1,125,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	1,213,380	0.2
1,375,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,411,953	0.3
			88,496,945	16.4

		Energy: 11.7%
1,175,000	(2)	Antero Resources Corp., 5.000%, 03/01/2025	1,118,453	0.2
1,580,000		Apache Corp., 4.375%, 10/15/2028	1,647,118	0.3

See Accompanying Notes to Financial Statements

40

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,600,000		Apache Corp., 5.100%, 09/01/2040	1,719,000	0.3
795,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	829,551	0.2
400,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	431,500	0.1
1,300,000	(1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.250%, 12/31/2028	1,300,000	0.2
1,300,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	1,313,000	0.2
600,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	640,500	0.1
475,000		Cenovus Energy, Inc., 3.800%, 09/15/2023	493,595	0.1
125,000		Cenovus Energy, Inc., 5.250%, 06/15/2037	141,515	0.0
350,000		Cenovus Energy, Inc., 5.375%, 07/15/2025	394,839	0.1
675,000		Cenovus Energy, Inc., 5.400%, 06/15/2047	792,417	0.1
350,000	(1)	CNX Resources Corp., 6.000%, 01/15/2029	359,226	0.1
1,550,000	(1)	CNX Resources Corp., 7.250%, 03/14/2027	1,660,468	0.3
1,600,000		Comstock Resources, Inc., 9.750%, 08/15/2026	1,718,400	0.3
490,000		Comstock Resources, Inc., 9.750%, 08/15/2026	526,137	0.1
300,000		Continental Resources, Inc., 4.900%, 06/01/2044	295,312	0.1
375,000	(1)	Continental Resources, Inc./OK, 5.750%, 01/15/2031	416,946	0.1
1,130,000	(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,152,600	0.2
650,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	652,844	0.1
575,000		DCP Midstream Operating L.P., 5.125%, 05/15/2029	638,716	0.1
595,000		DCP Midstream Operating L.P., 5.375%, 07/15/2025	654,914	0.1
125,000		DCP Midstream Operating L.P., 5.600%, 04/01/2044	129,439	0.0
1,175,000		DCP Midstream Operating L.P., 5.625%, 07/15/2027	1,305,425	0.2
1,280,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	1,246,266	0.2
2,200,000		EnLink Midstream LLC, 5.375%, 06/01/2029	2,143,625	0.4
2,285,000	(1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	2,432,097	0.5
555,000	(2)	EQM Midstream Partners L.P., 5.500%, 07/15/2028	607,714	0.1
725,000	(1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	794,781	0.1
310,000		EQM Midstream Partners L.P., 6.500%, 07/15/2048	322,110	0.1
300,000		EQT Corp., 5.000%, 01/15/2029	317,046	0.1
525,000	(1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	549,281	0.1
1,000,000	(1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	1,041,875	0.2
1,450,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/2025	1,471,598	0.3
650,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/2024	647,494	0.1
1,250,000	(1)	Indigo Natural Resources LLC, 6.875%, 02/15/2026	1,281,250	0.2
750,000	(2)	Laredo Petroleum, Inc., 9.500%, 01/15/2025	653,205	0.1
1,850,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,410,625	0.3
925,000		Murphy Oil Corp., 5.750%, 08/15/2025	922,785	0.2
525,000		Murphy Oil Corp., 5.875%, 12/01/2027	517,618	0.1
3,375,000		Occidental Petroleum Corp., 4.200%, 03/15/2048	2,750,625	0.5
575,000		Occidental Petroleum Corp., 4.400%, 04/15/2046	502,073	0.1
575,000		Occidental Petroleum Corp., 5.500%, 12/01/2025	600,579	0.1
2,350,000		Occidental Petroleum Corp., 6.625%, 09/01/2030	2,555,037	0.5
1,150,000		Occidental Petroleum Corp., 8.500%, 07/15/2027	1,329,314	0.2
1,800,000		Ovintiv Exploration, Inc., 5.375%, 01/01/2026	1,932,894	0.4
1,750,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	1,918,000	0.4
1,950,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	1,872,000	0.3
1,425,000		QEP Resources, Inc., 5.250%, 05/01/2023	1,501,950	0.3
2,100,000	(1)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	2,088,607	0.4

See Accompanying Notes to Financial Statements

41

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

350,000	(1)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	364,656	0.1
710,000		Sunoco L.P. / Sunoco Finance Corp., 6.000%, 04/15/2027	755,632	0.1
675,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	691,305	0.1
900,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	973,319	0.2
1,325,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	1,439,613	0.3
825,000	(1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	863,519	0.2
550,000		Western Midstream Operating L.P., 5.300%, 03/01/2048	547,778	0.1
2,075,000		Western Midstream Operating L.P., 5.450%, 04/01/2044	2,102,276	0.4
475,000		WPX Energy, Inc., 4.500%, 01/15/2030	504,213	0.1
1,100,000		WPX Energy, Inc., 5.250%, 10/15/2027	1,167,441	0.2
			63,152,116	11.7

		Financial: 5.1%
1,100,000		Ally Financial, Inc., 5.750%, 11/20/2025	1,281,494	0.2
1,050,000	(1)	AssuredPartners, Inc., 5.625%, 01/15/2029	1,097,250	0.2
1,125,000	(1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	1,243,828	0.2
1,950,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	2,001,626	0.4
775,000	(1)	Freedom Mortgage Corp., 7.625%, 05/01/2026	820,686	0.2
1,375,000	(1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	1,440,312	0.3
420,000	(1)	Iron Mountain, Inc., 5.000%, 07/15/2028	446,725	0.1
690,000	(1)	Iron Mountain, Inc., 5.250%, 07/15/2030	746,062	0.1
560,000	(1)	Iron Mountain, Inc., 5.625%, 07/15/2032	618,164	0.1
940,000	(3)	JPMorgan Chase & Co., 4.600%, 12/31/2199	971,725	0.2
1,150,000	(1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,193,844	0.2
300,000	(1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co- Issuer, Inc., 3.875%, 02/15/2029	307,313	0.1
665,000	(1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co- Issuer, Inc., 4.625%, 06/15/2025	712,880	0.1
1,050,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co- Issuer, Inc., 5.625%, 05/01/2024	1,142,426	0.2
1,175,000		MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	1,215,391	0.2
1,400,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,491,735	0.3
1,250,000	(1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,308,088	0.2
1,100,000		Navient Corp., 5.000%, 03/15/2027	1,111,143	0.2
550,000		Navient Corp., 7.250%, 09/25/2023	603,820	0.1
275,000		OneMain Finance Corp., 4.000%, 09/15/2030	285,687	0.1
2,100,000		OneMain Finance Corp., 5.375%, 11/15/2029	2,367,750	0.4
1,575,000	(1)	Quicken Loans LLC, 5.250%, 01/15/2028	1,684,266	0.3
1,775,000	(1)	SBA Communications Corp., 3.875%, 02/15/2027	1,866,501	0.3
1,475,000		Service Properties Trust, 4.375%, 02/15/2030	1,440,891	0.3
325,000		Service Properties Trust, 7.500%, 09/15/2025	374,722	0.1
			27,774,329	5.1

		Industrial: 9.4%
1,875,000		AECOM, 5.875%, 10/15/2024	2,095,837	0.4
2,150,000	(1),(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	2,297,812	0.4
1,875,000	(1),(2)	Berry Global, Inc., 5.625%, 07/15/2027	2,019,727	0.4
400,000	(1),(2)	Bombardier, Inc., 6.000%, 10/15/2022	393,660	0.1
975,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	1,015,623	0.2
750,000	(1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	807,187	0.2
725,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	787,321	0.1
1,150,000	(1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	1,188,094	0.2
2,125,000	(1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	2,262,461	0.4
1,200,000	(1)	Clark Equipment Co., 5.875%, 06/01/2025	1,269,750	0.2
625,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	653,125	0.1
485,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	531,286	0.1
1,300,000	(1)	CP Atlas Buyer, Inc., 7.000%, 12/01/2028	1,351,187	0.3
625,000	(1)	GFL Environmental, Inc., 4.000%, 08/01/2028	630,859	0.1
375,000	(1)	GFL Environmental, Inc., 4.250%, 06/01/2025	389,766	0.1

See Accompanying Notes to Financial Statements

42

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,020,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,134,112	0.2
1,300,000	(1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	1,319,552	0.2
1,175,000	(1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,300,578	0.2
1,275,000	(1),(2)	Granite US Holdings Corp., 11.000%, 10/01/2027	1,421,625	0.3
575,000	(1),(4)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	578,594	0.1
1,475,000	(1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	1,518,328	0.3
1,575,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	1,625,203	0.3
1,665,000	(1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,831,500	0.3
1,375,000	(1)	Norbord, Inc., 5.750%, 07/15/2027	1,483,047	0.3
1,200,000		Park-Ohio Industries, Inc., 6.625%, 04/15/2027	1,245,000	0.2
1,550,000	(1)	PGT Innovations, Inc., 6.750%, 08/01/2026	1,654,330	0.3
2,020,000	(1),(2)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	2,084,388	0.4
1,300,000	(1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,441,375	0.3
1,255,000		Silgan Holdings, Inc., 4.125%, 02/01/2028	1,306,769	0.2
1,400,000	(1)	SSL Robotics LLC, 9.750%, 12/31/2023	1,584,625	0.3
850,000	(1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	855,313	0.2
350,000	(1)	Stericycle, Inc., 3.875%, 01/15/2029	360,063	0.1
1,325,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,435,717	0.3
375,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	382,929	0.1
950,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	998,688	0.2
1,125,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,199,318	0.2
1,000,000		TransDigm, Inc., 5.500%, 11/15/2027	1,052,800	0.2
1,200,000		TransDigm, Inc., 6.375%, 06/15/2026	1,244,250	0.2
775,000		TransDigm, Inc., 6.500%, 05/15/2025	797,766	0.1
1,625,000	(1)	Vertical Holdco GmbH, 7.625%, 07/15/2028	1,774,297	0.3
275,000	(1)	Vertical US Newco, Inc., 5.250%, 07/15/2027	292,016	0.1
1,250,000	(1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,309,375	0.2
			50,925,253	9.4

		Technology: 5.5%
1,850,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	1,907,618	0.4
1,305,000	(1)	Austin BidCo, Inc., 7.125%, 12/15/2028	1,364,541	0.3
1,175,000	(1)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	1,212,453	0.2
420,000	(1)	Boxer Parent Co., Inc., 7.125%, 10/02/2025	456,493	0.1
420,000	(1)	Boxer Parent Co., Inc., 9.125%, 03/01/2026	453,075	0.1
465,000	(1)	BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, 01/31/2026	477,206	0.1
1,205,000	(1)	BY Crown Parent LLC, 7.375%, 10/15/2024	1,230,480	0.2
1,400,000	(1)	Castle US Holding Corp., 9.500%, 02/15/2028	1,403,283	0.3
845,000		CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	862,703	0.2
625,000		CDW LLC / CDW Finance Corp., 4.125%, 05/01/2025	655,034	0.1
1,000,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,119,865	0.2
2,825,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	2,885,031	0.5
1,250,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,329,556	0.2
795,000	(1)	Entegris, Inc., 4.375%, 04/15/2028	848,663	0.2
400,000	(1)	Entegris, Inc., 4.625%, 02/10/2026	415,500	0.1
1,705,000	(1)	Microchip Technology, Inc., 4.250%, 09/01/2025	1,804,232	0.3
1,225,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	1,333,198	0.2
1,125,000	(1)	ON Semiconductor Corp., 3.875%, 09/01/2028	1,162,969	0.2
225,000	(1)	Open Text Corp., 3.875%, 02/15/2028	233,825	0.0
685,000	(1)	Open Text Corp., 5.875%, 06/01/2026	713,256	0.1
1,225,000	(1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	1,305,409	0.2
285,000	(1)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	299,129	0.1
1,070,000	(1)	Science Applications International Corp., 4.875%, 04/01/2028	1,136,040	0.2
1,280,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,324,544	0.2
1,225,000	(1)	Unisys Corp., 6.875%, 11/01/2027	1,341,375	0.3

See Accompanying Notes to Financial Statements

43

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,025,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	1,046,182	0.2
1,550,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	1,592,625	0.3
			29,914,285	5.5

		Utilities: 2.1%
1,300,000	(1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,395,472	0.3
1,750,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	1,836,406	0.3
1,550,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,554,844	0.3
1,000,000	(1)	NRG Energy, Inc., 3.375%, 02/15/2029	1,025,675	0.2
950,000	(1)	NRG Energy, Inc., 3.625%, 02/15/2031	979,141	0.2
1,100,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,163,250	0.2
1,490,000		PG&E Corp., 5.250%, 07/01/2030	1,640,862	0.3
775,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	808,674	0.1
1,025,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,091,728	0.2
			11,496,052	2.1

	Total Corporate Bonds/Notes
	(Cost $476,074,071)		510,424,716	94.3

BANK LOANS: 1.0%
		Consumer, Cyclical: 0.5%
1,496,914		Golden Nugget LLC TL B 1L, 3.250%, (US0001M + 2.500%), 10/04/2023	1,450,759	0.3
1,293,350		IRB Holding Corp - TL B 1L, 3.750%, (US0001M + 2.750%), 02/05/2025	1,284,782	0.2
			2,735,541	0.5

		Electronics/Electrical: 0.4%
1,901,270		Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 11/03/2023	1,902,063	0.4

		Health Care: 0.1%
704,366		Bausch Health Companies, Inc. 2018 Term Loan B, 3.148%, (US0001M + 3.000%), 06/02/2025	702,495	0.1

	Total Bank Loans
	(Cost $5,058,905)		5,340,099	1.0

CONVERTIBLE BONDS/NOTES: 0.1%
		Communications: 0.1%
400,000		DISH Network Corp., 3.375%, 08/15/2026	382,292	0.1

		Financial: 0.0%
499,200	(1),(5)	Lehman Brothers Holdings, Inc., 8.160%, 05/30/2009	824	0.0

	Total Convertible Bonds/Notes
	(Cost $844,544)		383,116	0.1

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 0.3%
		Consumer Discretionary: 0.0%
474		Lear Corp.	75,380	0.0
1,476	(1),(6),(7)	Perseus Holding Corp.	–	–
			75,380	0.0

		Consumer Staples: 0.3%
24,842	(6),(7)	Southeastern Grocers, Inc.	1,751,361	0.3

		Energy: 0.0%
2		Amplify Energy Corp.	3	0.0
424,441	(6),(7)	Ascent Resources - Utica LLC	5,093	0.0
			5,096	0.0

		Health Care: 0.0%
26	(7)	Option Care Health, Inc.	407	0.0

		Information Technology: 0.0%
1	(7)	Avaya Holdings Corp.	19	0.0

	Total Common Stock
	(Cost $824,718)		1,832,263	0.3

PREFERRED STOCK: –%
		Consumer Discretionary: –%
775	(1),(6),(7)	Perseus Holding Corp.	–	–

	Total Preferred Stock
	(Cost $–)		–	–

WARRANTS: –%
		Health Care: –%
126	(6),(7)	Option Care Health, Inc. - Class A	–	–
126	(6),(7)	Option Care Health, Inc. - Class B	–	–

	Total Warrants
	(Cost $–)		–	–

OTHER(8): –%
		Communications: –%
1,445,000	(6),(9)	Millicom International Cellular S.A. (Escrow)	–	–

		Energy: –%
2,000	(6),(9)	Green Field Energy Services, Inc. (Escrow)	–	–

	Total Other
	(Cost $–)		–	–

	Total Long-Term Investments
	(Cost $482,802,238)		517,980,194	95.7

See Accompanying Notes to Financial Statements

44

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 5.2%
		Commercial Paper: 0.5%
2,500,000		American Electric Power Co., 0.230%, 02/03/2021 (Cost $2,499,473)	2,499,469	0.5

		U.S. Treasury Bills: 0.1%
850,000	(10)	United States Treasury Bill, 0.030%, 02/09/2021 (Cost $849,883)	849,970	0.1

		Repurchase Agreements: 4.3%
1,298,691	(11)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,298,705, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.628%, Market Value plus accrued interest $1,324,665, due 02/03/21-11/20/70)	1,298,691	0.2
1,082,346	(11)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $1,082,374, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $1,136,463, due 03/01/21-11/20/40)	1,082,346	0.2
3,853,961	(11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $3,853,991, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $3,931,040, due 01/25/21-10/15/62)	3,853,961	0.7
1,319,035	(11)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,319,045, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $1,345,416, due 01/14/21-01/20/69)	1,319,035	0.3
2,894,411	(11)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,894,452, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $2,952,344, due 01/31/21-05/15/49)	2,894,411	0.5
4,185,399	(11)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $4,185,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $4,269,107, due 09/15/21-01/01/51)	4,185,399	0.8
1,506,895	(11)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,506,916, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $1,537,033, due 07/01/22-12/01/50)	1,506,895	0.3
1,721,800	(11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,721,825, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $1,756,261, due 02/18/21-01/15/62)	1,721,800	0.3

See Accompanying Notes to Financial Statements

45

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,622,950	(11)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,622,973, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $1,656,009, due 02/28/25-05/31/25)	1,622,950	0.3
3,825,171	(11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $3,825,238, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $3,911,399, due 07/15/22-02/15/47)	3,825,171	0.7

		Total Repurchase Agreements
		(Cost $23,310,659)	23,310,659	4.3

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds(11): 0.3%
455,000	(11),(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	455,000	0.1
455,000	(11),(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	455,000	0.1
600,000	(11),(12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	600,000	0.1
	Total Mutual Funds
	(Cost $1,510,000)		1,510,000	0.3

	Total Short-Term Investments
	(Cost $28,170,015)		28,170,098	5.2

	Total Investments in Securities
	(Cost $510,972,253)		$546,150,292	100.9
	Liabilities in Excess of Other Assets		(5,119,381)	(0.9)
	Net Assets		$541,030,911	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Security, or a portion of the security, is on loan.

(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.

(5)	Defaulted security.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)	Non-income producing security.

(8)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(9)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.

(10)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

46

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.8%
		Communication Services: 10.2%
17,314	(1)	Alphabet, Inc. - Class A	$30,345,209	0.5
1,287,605	(1)	Altice USA, Inc.	48,761,601	0.7
1,108,450	(1)	Facebook, Inc.- Class A	302,784,202	4.6
1,694,892	(1),(2)	Snap, Inc.	84,863,243	1.3
244,288	(1)	Spotify Technology SA	76,867,662	1.2
603,448	(1)	Take-Two Interactive Software, Inc.	125,390,460	1.9
			669,012,377	10.2

		Consumer Discretionary: 17.1%
199,532	(1)	Amazon.com, Inc.	649,861,757	9.9
579,926		Darden Restaurants, Inc.	69,080,785	1.1
514,814		Expedia Group, Inc.	68,161,373	1.0
473,152	(1),(2)	Five Below, Inc.	82,792,137	1.3
258,766	(1)	O'Reilly Automotive, Inc.	117,109,729	1.8
1,039,210		Ross Stores, Inc.	127,625,380	2.0
			1,114,631,161	17.1

		Consumer Staples: 4.5%
412,206		Church & Dwight Co., Inc.	35,956,729	0.5
488,892		Constellation Brands, Inc.	107,091,793	1.6
1,855,139		Philip Morris International, Inc.	153,586,958	2.4
			296,635,480	4.5

		Financials: 2.1%
503,710		Progressive Corp.	49,806,845	0.8
259,311		S&P Global, Inc.	85,243,305	1.3
			135,050,150	2.1

		Health Care: 12.9%
823,201		Agilent Technologies, Inc.	97,541,087	1.5
115,539	(1)	Align Technology, Inc.	61,741,731	0.9
574,911		Danaher Corp.	127,710,730	2.0
220,777	(1),(2)	DexCom, Inc.	81,625,672	1.2
1,192,294		Eli Lilly & Co.	201,306,919	3.1
483,774	(1),(2)	Exact Sciences Corp.	64,095,217	1.0
708,371	(1)	Horizon Therapeutics Plc	51,817,339	0.8
230,424		Humana, Inc.	94,536,054	1.4
332,011	(1)	Tandem Diabetes Care, Inc.	31,766,812	0.5
112,868	(1),(2)	Veeva Systems, Inc.	30,728,313	0.5
			842,869,874	12.9

		Industrials: 4.7%
505,612		Ametek, Inc.	61,148,715	0.9
53,889	(1)	CoStar Group, Inc.	49,808,525	0.8
1,201,019		CSX Corp.	108,992,474	1.7
188,462		Roper Technologies, Inc.	81,244,083	1.2
60,431		Waste Connections, Inc.	6,198,408	0.1
			307,392,205	4.7

		Information Technology: 45.4%
1,456,710	(1)	Advanced Micro Devices, Inc.	133,594,874	2.0
6,285,084		Apple, Inc.	833,967,796	12.8
360,928	(1)	Autodesk, Inc.	110,205,756	1.7
534,117	(1)	Cadence Design Systems, Inc.	72,869,582	1.1
317,334		Entegris, Inc.	30,495,797	0.5
339,216	(1)	Five9, Inc.	59,159,270	0.9
364,722		Global Payments, Inc.	78,568,413	1.2
529,328		Intuit, Inc.	201,065,241	3.1
185,720		Lam Research Corp.	87,709,984	1.3
1,030,427		Microsoft Corp.	229,187,573	3.5
193,782		Monolithic Power Systems, Inc.	70,968,782	1.1
192,964	(1)	Paycom Software, Inc.	87,267,969	1.3
696,257	(1)	PayPal Holdings, Inc.	163,063,389	2.5
841,619		Qualcomm, Inc.	128,212,239	2.0
323,579	(1),(2)	RingCentral, Inc.	122,626,734	1.9
193,163	(1)	ServiceNow, Inc.	106,322,710	1.6
320,901	(1),(2)	Twilio, Inc.	108,624,989	1.7
1,387,719		Visa, Inc. - Class A	303,535,777	4.7
91,403	(1)	Zebra Technologies Corp.	35,128,915	0.5
			2,962,575,790	45.4

		Materials: 1.6%
261,321		Avery Dennison Corp.	40,533,500	0.6
668,467	(1)	Crown Holdings, Inc.	66,980,394	1.0
			107,513,894	1.6

		Real Estate: 1.3%
300,217		SBA Communications Corp.	84,700,222	1.3

	Total Common Stock
	(Cost $4,881,110,469)		6,520,381,153	99.8

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 1.5%
		Repurchase Agreements: 0.6%
2,222,417	(3)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,222,441, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $2,266,865, due 02/03/21-11/20/70)	2,222,417	0.0

See Accompanying Notes to Financial Statements

47

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,396,946	(3)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,396,961, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,424,885, due 07/01/24-10/01/50)	1,396,946	0.0
1,851,088	(3)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $1,851,137, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $1,943,642, due 03/01/21-11/20/40)	1,851,088	0.0
6,595,181	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $6,595,232, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $6,727,085, due 01/25/21-10/15/62)	6,595,181	0.1
2,257,230	(3)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,257,247, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $2,302,375, due 01/14/21-01/20/69)	2,257,230	0.0
4,452,521	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $4,452,584, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $4,541,641, due 01/31/21-05/15/49)	4,452,521	0.1
6,546,736	(3)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $6,546,786, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $6,677,671, due 09/15/21-01/01/51)	6,546,736	0.1
2,578,709	(3)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,578,746, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $2,630,283, due 07/01/22-12/01/50)	2,578,709	0.1
2,946,470	(3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,946,512, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $3,005,443, due 02/18/21-01/15/62)	2,946,470	0.1
2,496,610	(3)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,496,646, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $2,547,464, due 02/28/25-05/31/25)	2,496,610	0.0
6,545,915	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $6,546,030, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $6,693,475, due 07/15/22-02/15/47)	6,545,915	0.1

	Total Repurchase Agreements
	Cost $39,889,823)		39,889,823	0.6

See Accompanying Notes to Financial Statements

48

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds(3): 0.9%
53,672,111	(3),(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	53,672,111	0.9
1,248,000	(3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,248,000	0.0
1,248,000	(3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,248,000	0.0
	Total Mutual Funds
	(Cost $56,168,111)		56,168,111	0.9

	Total Short-Term Investments
	(Cost $96,057,934)		96,057,934	1.5

	Total Investments in Securities
	(Cost $4,977,168,403)		$6,616,439,087	101.3
	Liabilities in Excess of Other Assets		(85,509,054)	(1.3)
	Net Assets		$6,530,930,033	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

49

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.6%
		Communication Services: 8.7%
135,198		Activision Blizzard, Inc.	$12,553,134	1.3
505,820		Comcast Corp. – Class A	26,504,968	2.7
586,185		Interpublic Group of Cos., Inc.	13,787,071	1.4
182,325	(1)	Walt Disney Co.	33,033,644	3.3
			85,878,817	8.7

		Consumer Discretionary: 7.8%
87,192		Darden Restaurants, Inc.	10,386,311	1.1
89,877		Expedia Group, Inc.	11,899,715	1.2
135,499		Hasbro, Inc.	12,674,576	1.3
266,047		Las Vegas Sands Corp.	15,856,401	1.6
64,972		Nike, Inc. - Class B	9,191,589	0.9
106,618		Royal Caribbean Cruises Ltd.	7,963,298	0.8
183,097		Service Corp. International	8,990,063	0.9
			76,961,953	7.8

		Consumer Staples: 7.4%
322,982		Coca-Cola Co.	17,712,333	1.8
56,388		Constellation Brands, Inc.	12,351,791	1.2
259,473		Philip Morris International, Inc.	21,481,770	2.2
153,640		Walmart, Inc.	22,147,206	2.2
			73,693,100	7.4

		Energy: 4.6%
248,919		BP PLC ADR	5,107,818	0.5
184,968		Chevron Corp.	15,620,548	1.6
128,003		Concho Resources, Inc./Midland TX	7,468,975	0.7
196,946	(2)	Diamondback Energy, Inc.	9,532,186	1.0
139,776		Valero Energy Corp.	7,907,128	0.8
			45,636,655	4.6

		Financials: 20.0%
446,831		American International Group, Inc.	16,917,022	1.7
269,626	(2)	Apollo Global Management, Inc.	13,206,282	1.3
95,792		Assurant, Inc.	13,048,786	1.3
812,123		Bank of America Corp.	24,615,448	2.5
399,564		Citigroup, Inc.	24,637,116	2.5
157,688		Discover Financial Services	14,275,495	1.4
69,264		Goldman Sachs Group, Inc.	18,265,609	1.9
385,499		Hartford Financial Services Group, Inc.	18,881,741	1.9
105,235		Intercontinental Exchange, Inc.	12,132,543	1.2
424,634		Truist Financial Corp.	20,352,708	2.1
469,616		US Bancorp	21,879,409	2.2
			198,212,159	20.0

		Health Care: 13.7%
146,586	(1),(2)	Alcon, Inc.	9,671,744	1.0
6,263	(1)	Biogen, Inc.	1,533,558	0.2
320,821		Bristol-Myers Squibb Co.	19,900,527	2.0
50,880		Cigna Corp.	10,592,198	1.1
45,881		Eli Lilly & Co.	7,746,548	0.8
170,433		Johnson & Johnson	26,822,746	2.7
219,828		Medtronic PLC	25,750,652	2.6
27,848		Thermo Fisher Scientific, Inc.	12,971,042	1.3
23,566		UnitedHealth Group, Inc.	8,264,125	0.8
76,715		Zimmer Biomet Holdings, Inc.	11,821,014	1.2
			135,074,154	13.7

		Industrials: 12.9%
39,729		Cummins, Inc.	9,022,456	0.9
83,949		L3Harris Technologies,Inc.	15,868,040	1.6
98,577		Norfolk Southern Corp.	23,422,881	2.4
215,040		nVent Electric PLC	5,008,282	0.5
42,183		Old Dominion Freight Line	8,233,278	0.8
67,820		Parker Hannifin Corp.	18,474,846	1.9
328,035		Raytheon Technologies Corp.	23,457,783	2.4
137,282		Timken Co.	10,620,135	1.1
57,194	(1)	United Rentals, Inc.	13,263,861	1.3
			127,371,562	12.9

		Information Technology: 9.6%
29,323		Broadcom, Inc.	12,839,076	1.3
194,293	(1)	Fiserv, Inc.	22,122,201	2.3
520,230		HP, Inc.	12,792,456	1.3
54,617		Microchip Technology, Inc.	7,543,154	0.8
81,191		MKS Instruments, Inc.	12,215,186	1.2
82,191		Motorola Solutions, Inc.	13,977,401	1.4
82,100	(2)	NXP Semiconductor NV - NXPI - US	13,054,721	1.3
			94,544,195	9.6

		Materials: 4.9%
40,379		Air Products & Chemicals, Inc.	11,032,350	1.1
318,183		CF Industries Holdings, Inc.	12,316,864	1.2
135,710		Eastman Chemical Co.	13,608,999	1.4
95,871		Reliance Steel & Aluminum Co.	11,480,552	1.2
			48,438,765	4.9

		Real Estate: 4.6%
184,852		American Homes 4 Rent	5,545,560	0.6
182,127		MGM Growth Properties LLC	5,700,575	0.6
92,743		ProLogis, Inc.	9,242,767	0.9
91,725		Ryman Hospitality Properties	6,215,286	0.6
162,897		Spirit Realty Capital, Inc.	6,543,573	0.7
313,977		VEREIT, Inc.	11,865,191	1.2
			45,112,952	4.6

See Accompanying Notes to Financial Statements

50

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

		Utilities: 5.4%
70,739		Ameren Corp.	5,521,887	0.5
113,805		Entergy Corp.	11,362,291	1.1
301,200		Exelon Corp.	12,716,664	1.3
201,774		NextEra Energy, Inc.	15,566,864	1.6
440,822	(1),(3)	PRIME AET&D Holdings NO 1	–	–
145,644		Public Service Enterprise Group, Inc.	8,491,045	0.9
			53,658,751	5.4

	Total Common Stock
	(Cost $831,851,136)		984,583,063	99.6

OTHER(4): –%
		Communications: –%
32,517	(3),(5)	Tribune Co. (Escrow)	–	–

		Energy: –%
1,685,000	(3),(5)	Samson Investment Co.
		(Escrow)	–	–

	Total Other (Cost $30,842)		–	–

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: –%
		Financial: –%
1,216,000	(3),(6)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/2015	–	–

	Total Corporate Bonds/Notes
	(Cost $787,908)		–	–

	Total Long-Term Investments
	(Cost $832,669,886)		984,583,063	99.6

SHORT-TERM INVESTMENTS: 2.1%
		Repurchase Agreements: 1.7%
61,975	(7)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $61,976, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.500%, Market Value plus accrued interest $63,215, due 02/01/48-01/01/51)	61,975	0.0
2,854,144	(7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,854,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,911,227, due 01/25/21-10/15/62)	2,854,144	0.3
2,788,630	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,788,670, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $2,844,446, due 01/31/21-05/15/49)	2,788,630	0.3
1,241,680	(7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,241,698, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $1,266,514, due 07/01/22-12/01/50)	1,241,680	0.1
1,275,121	(7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,275,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $1,300,642, due 02/18/21-01/15/62)	1,275,121	0.1
1,309,370	(7)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,309,389, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $1,336,041, due 02/28/25-05/31/25)	1,309,370	0.2

See Accompanying Notes to Financial Statements

51

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

4,097,979	(7)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $4,098,015, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $4,179,939, due 01/05/21-12/20/50)	4,097,979	0.4
2,832,825	(7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,832,875, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,896,683, due 07/15/22-02/15/47)	2,832,825	0.3

	Total Repurchase Agreements
	(Cost $16,461,724)		16,461,724	1.7

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds(7): 0.4%
3,513,013	(7),(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	3,513,013	0.4
331,000	(7),(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	331,000	0.0
483,000	(7),(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	483,000	0.0
	Total Mutual Funds
	(Cost $4,327,013)		4,327,013	0.4

	Total Short-Term Investments
	(Cost $20,788,737)		20,788,737	2.1

	Total Investments in Securities
	(Cost $853,458,623)		$1,005,371,800	101.7
	Liabilities in Excess of Other Assets		(16,417,702)	(1.7)
	Net Assets		$988,954,098	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(6)	Defaulted security.
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

52

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
Principal				of Net
Amount †			Value	Assets
CORPORATE BONDS/NOTES: 34.2%
		Basic Materials: 0.5%
200,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$201,609	0.0
430,000		Eastman Chemical Co., 3.500%, 12/01/2021	441,791	0.1
500,000	(1)	Georgia-Pacific LLC, 1.750%, 09/30/2025	522,990	0.1
300,000		LYB International Finance III LLC, 2.875%, 05/01/2025	327,232	0.1
280,000		Nucor Corp., 2.000%, 06/01/2025	296,774	0.1
425,000		Nutrien Ltd., 3.150%, 10/01/2022	442,229	0.1
			2,232,625	0.5

		Communications: 1.8%
560,000		Alibaba Group Holding Ltd., 2.800%, 06/06/2023	589,482	0.1
435,000		Alphabet, Inc., 0.450%, 08/15/2025	436,177	0.1
335,000		AT&T, Inc., 4.050%, 12/15/2023	370,825	0.1
375,000		Baidu, Inc., 3.875%, 09/29/2023	404,761	0.1
684,000		Booking Holdings, Inc., 4.100%, 04/13/2025	776,328	0.2
500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	527,250	0.1
599,000		Fox Corp., 4.030%, 01/25/2024	659,988	0.2
280,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	287,055	0.1
920,000		Omnicom Group, Inc. / Omnicom Capital, Inc., 3.625%, 05/01/2022	959,828	0.2
185,000	(1)	Sky Ltd., 3.125%, 11/26/2022	194,591	0.0
408,000	(1)	T-Mobile USA, Inc., 3.500%, 04/15/2025	451,240	0.1
405,000		TWDC Enterprises 18 Corp., 2.125%, 09/13/2022	417,276	0.1
600,000		TWDC Enterprises 18 Corp., 2.450%, 03/04/2022	615,640	0.2
471,000		Verizon Communications, Inc., 0.850%, 11/20/2025	474,815	0.1
500,000		Verizon Communications, Inc., 2.450%, 11/01/2022	516,801	0.1
			7,682,057	1.8

		Consumer, Cyclical: 2.2%
433,000		American Honda Finance Corp., 0.650%, 09/08/2023	435,879	0.1
509,000		American Honda Finance Corp., 0.875%, 07/07/2023	515,354	0.1
390,000		American Honda Finance Corp., 2.050%, 01/10/2023	403,396	0.1
400,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	407,547	0.1
431,000	(1)	BMW US Capital LLC, 3.900%, 04/09/2025	485,414	0.1
460,000	(1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	475,230	0.1
250,000		Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	246,715	0.1
189,054		Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	180,222	0.0
256,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	273,716	0.1
466,000		General Motors Financial Co., Inc., 1.700%, 08/18/2023	478,275	0.1
446,000	(1)	Nissan Motor Co. Ltd., 3.522%, 09/17/2025	478,545	0.1
536,000		PACCAR Financial Corp., 0.350%, 08/11/2023	535,820	0.1
450,000	(1)	Panasonic Corp., 2.536%, 07/19/2022	462,702	0.1
623,000		Ross Stores, Inc., 4.600%, 04/15/2025	719,259	0.2
330,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	339,721	0.1
815,000		Toyota Motor Credit Corp., 0.346%, (US0003M + 0.125%), 08/13/2021	815,445	0.2
406,000		Toyota Motor Credit Corp., 0.450%, 07/22/2022	407,202	0.1
742,000		Toyota Motor Credit Corp., 0.500%, 08/14/2023	745,933	0.2
410,000		Toyota Motor Credit Corp., 0.350%, 10/14/2022	411,206	0.1
276,000		WW Grainger, Inc., 1.850%, 02/15/2025	290,805	0.1
			9,108,386	2.2

		Consumer, Non-cyclical: 5.8%
680,000		AbbVie, Inc., 2.150%, 11/19/2021	691,047	0.2
640,000		AbbVie, Inc., 2.300%, 11/21/2022	663,742	0.2
165,000		AbbVie, Inc., 2.900%, 11/06/2022	172,659	0.0
83,000		AbbVie, Inc., 3.375%, 11/14/2021	85,242	0.0
850,000		AbbVie, Inc., 3.450%, 03/15/2022	876,844	0.2
500,000		Altria Group, Inc., 2.350%, 05/06/2025	531,678	0.1
450,000		Altria Group, Inc., 2.850%, 08/09/2022	467,448	0.1

See Accompanying Notes to Financial Statements

53

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

405,000		Anheuser-Busch InBev Worldwide, Inc., 4.150%, 01/23/2025	461,318	0.1
385,000		Anthem, Inc., 3.500%, 08/15/2024	422,571	0.1
644,000		BAT International Finance PLC, 1.668%, 03/25/2026	659,541	0.2
426,000		Becton Dickinson and Co., 2.894%, 06/06/2022	440,405	0.1
386,000		Boston Scientific Corp., 1.900%, 06/01/2025	405,627	0.1
506,000		Bristol-Myers Squibb Co., 0.750%, 11/13/2025	509,704	0.1
405,000		Bristol-Myers Squibb Co., 2.250%, 08/15/2021	409,502	0.1
405,000		Bristol-Myers Squibb Co., 2.550%, 05/14/2021	408,416	0.1
355,000		Bristol-Myers Squibb Co., 2.600%, 05/16/2022	366,364	0.1
587,000		Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	606,943	0.1
546,000		Cardinal Health, Inc., 2.616%, 06/15/2022	562,242	0.1
219,000	(1)	Cargill, Inc., 1.375%, 07/23/2023	224,537	0.0
394,000		Constellation Brands, Inc., 3.200%, 02/15/2023	416,445	0.1
187,000		CVS Health Corp., 3.700%, 03/09/2023	200,239	0.0
685,000		DH Europe Finance II Sarl, 2.050%, 11/15/2022	706,817	0.2
250,000		Diageo Capital PLC, 1.375%, 09/29/2025	257,350	0.1
153,000		Evernorth Health, Inc., 3.900%, 02/15/2022	158,671	0.0
900,000		General Mills, Inc., 3.150%, 12/15/2021	917,699	0.2
411,000		Gilead Sciences, Inc., 0.750%, 09/29/2023	412,276	0.1
770,000		Gilead Sciences, Inc., 1.950%, 03/01/2022	784,763	0.2
575,000		GlaxoSmithKline Capital PLC, 0.534%, 10/01/2023	577,302	0.1
226,000		GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	233,890	0.0
417,000		Hershey Co/The, 0.900%, 06/01/2025	423,644	0.1
370,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	385,954	0.1
330,000		Johnson & Johnson, 0.550%, 09/01/2025	331,572	0.1
715,000		Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	723,986	0.2
278,000		Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	302,235	0.1
400,000		Laboratory Corp. of America Holdings, 3.600%, 02/01/2025	442,066	0.1
440,000	(1)	Mondelez International Holdings Netherlands BV, 2.125%, 09/19/2022	452,741	0.1
633,000	(1)	Mylan, Inc., 3.125%, 01/15/2023	664,855	0.2
640,000		Novartis Capital Corp., 2.400%, 05/17/2022	657,854	0.2
345,000		PayPal Holdings, Inc., 2.200%, 09/26/2022	356,547	0.1
195,000		PepsiCo, Inc., 2.750%, 03/05/2022	200,756	0.0
350,000		Pfizer, Inc., 2.800%, 03/11/2022	360,627	0.1
340,000		Philip Morris International, Inc., 1.875%, 02/25/2021	339,923	0.1
417,000	(1)	Royalty Pharma PLC, 0.750%, 09/02/2023	419,239	0.1
486,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	495,612	0.1
242,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	245,185	0.1
702,000		Stryker Corp., 0.600%, 12/01/2023	703,219	0.2
270,000		Stryker Corp., 2.625%, 03/15/2021	270,500	0.1
334,000	(1)	Takeda Pharmaceutical Co. Ltd., 2.450%, 01/18/2022	340,616	0.1
330,000		Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	339,578	0.1
284,000		Unilever Capital Corp., 0.375%, 09/14/2023	284,988	0.1
495,000		Unilever Capital Corp., 3.000%, 03/07/2022	510,989	0.1
165,000		UnitedHealth Group, Inc., 2.375%, 08/15/2024	175,885	0.0
750,000	(1)	Viatris, Inc., 1.650%, 06/22/2025	775,863	0.2
555,000		Zoetis, Inc., 3.250%, 08/20/2021	565,373	0.1
			24,401,089	5.8

		Energy: 1.9%
210,000	(1)	BG Energy Capital PLC, 4.000%, 10/15/2021	215,655	0.1
569,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	610,575	0.1
580,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	606,752	0.1
500,000		Chevron USA, Inc., 0.426%, 08/11/2023	502,669	0.1
880,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	920,292	0.2
280,000		Enterprise Products Operating LLC, 2.800%, 02/15/2021	280,794	0.1

See Accompanying Notes to Financial Statements

54

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

690,000	(2)	Enterprise Products Operating LLC, 2.850%, 04/15/2021	693,395	0.2
469,000		Equinor ASA, 2.875%, 04/06/2025	512,552	0.1
355,000		Exxon Mobil Corp., 2.992%, 03/19/2025	388,780	0.1
350,000		Husky Energy, Inc., 3.950%, 04/15/2022	360,738	0.1
770,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	786,765	0.2
405,000		Marathon Petroleum Corp., 5.125%, 04/01/2024	412,050	0.1
354,000		Phillips 66, 3.700%, 04/06/2023	379,312	0.1
519,000		Shell International Finance BV, 0.375%, 09/15/2023	520,306	0.1
433,000		Valero Energy Corp., 1.200%, 03/15/2024	437,277	0.1
210,000		Valero Energy Corp., 2.850%, 04/15/2025	223,749	0.1
			7,851,661	1.9

		Financial: 14.3%
390,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	397,846	0.1
525,000	(1)	AIG Global Funding, 0.900%, 09/22/2025	526,184	0.1
536,000		American Express Co., 2.500%, 07/30/2024	572,797	0.1
1,000,000		American Express Co., 3.375%, 05/17/2021	1,008,702	0.2
247,000		American International Group, Inc., 3.750%, 07/10/2025	277,726	0.1
258,000		American Tower Corp., 3.500%, 01/31/2023	273,756	0.1
234,000		Ameriprise Financial, Inc., 3.000%, 04/02/2025	255,101	0.1
485,000		Ameriprise Financial, Inc., 4.000%, 10/15/2023	534,985	0.1
440,000		Assurant, Inc., 4.200%, 09/27/2023	481,737	0.1
284,000	(1)	Athene Global Funding, 2.550%, 06/29/2025	299,957	0.1
355,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 11/21/2022	367,494	0.1
294,000	(1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	325,708	0.1
400,000		Banco Santander SA, 3.500%, 04/11/2022	415,423	0.1
425,000	(3)	Bank of America Corp., 0.981%, 09/25/2025	429,862	0.1
496,000	(3)	Bank of America Corp., 2.015%, 02/13/2026	520,037	0.1
916,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	964,919	0.2
405,000	(3)	Bank of America Corp., 3.499%, 05/17/2022	409,811	0.1
629,000	(3)	Bank of America Corp., 0.810%, 10/24/2024	635,095	0.2
280,000		Bank of New York Mellon Corp./The, 1.600%, 04/24/2025	292,915	0.1
390,000		Bank of New York Mellon Corp./The, 1.950%, 08/23/2022	401,300	0.1
180,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	189,381	0.0
432,000		Bank of Nova Scotia/The, 0.550%, 09/15/2023	433,821	0.1
335,000		Bank of Nova Scotia/The, 1.950%, 02/01/2023	346,054	0.1
355,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	366,709	0.1
285,000	(3)	Barclays PLC, 1.007%, 12/10/2024	287,072	0.1
625,000		BBVA USA, 3.500%, 06/11/2021	632,104	0.1
308,000		Berkshire Hathaway, Inc., 3.125%, 03/15/2026	344,212	0.1
250,000	(1)	BPCE SA, 2.750%, 01/11/2023	261,517	0.1
350,000		Brookfield Finance, Inc., 4.000%, 04/01/2024	384,529	0.1
503,000		Canadian Imperial Bank of Commerce, 0.500%, 12/14/2023	504,630	0.1
386,000		Canadian Imperial Bank of Commerce, 0.950%, 06/23/2023	391,222	0.1
270,000	(3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	279,379	0.1
720,000		Capital One Financial Corp., 3.200%, 01/30/2023	758,995	0.2
395,000		Charles Schwab Corp./The, 2.650%, 01/25/2023	414,045	0.1
570,000		Chubb INA Holdings, Inc., 2.875%, 11/03/2022	594,497	0.1
1,000,000		Citibank NA, 3.400%, 07/23/2021	1,014,795	0.2
388,000	(3)	Citigroup, Inc., 1.678%, 05/15/2024	399,890	0.1
680,000	(3)	Citigroup, Inc., 2.312%, 11/04/2022	691,006	0.2
582,000		Citigroup, Inc., 2.900%, 12/08/2021	594,644	0.1
107,000	(3)	Citigroup, Inc., 3.106%, 04/08/2026	117,046	0.0
480,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	480,405	0.1
1,573,000		Cooperatieve Rabobank UA, 3.950%, 11/09/2022	1,672,419	0.4
316,000		Cooperatieve Rabobank UA/NY, 2.750%, 01/10/2022	323,961	0.1
233,000		Credit Suisse AG/New York NY, 2.950%, 04/09/2025	255,704	0.1

See Accompanying Notes to Financial Statements

55

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,246,000		Credit Suisse AG/New York NY, 3.625%, 09/09/2024	1,384,688	0.3
355,000	(1)	Danske Bank A/S, 2.000%, 09/08/2021	359,045	0.1
425,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	426,848	0.1
455,000	(1),(3)	Danske Bank A/S, 3.001%, 09/20/2022	462,320	0.1
355,000	(1)	DNB Bank ASA, 2.150%, 12/02/2022	367,730	0.1
388,000		Federal Realty Investment Trust, 3.950%, 01/15/2024	422,221	0.1
305,000	(1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	320,767	0.1
531,000	(3)	HSBC Holdings PLC, 1.645%, 04/18/2026	543,315	0.1
287,000		ING Groep NV, 3.150%, 03/29/2022	296,859	0.1
580,000		Intercontinental Exchange, Inc., 0.700%, 06/15/2023	583,917	0.1
800,000		Intercontinental Exchange, Inc., 3.450%, 09/21/2023	861,924	0.2
776,000	(3)	JPMorgan Chase & Co., 0.653%, 09/16/2024	780,263	0.2
389,000	(3)	JPMorgan Chase & Co., 1.514%, 06/01/2024	399,501	0.1
354,000	(3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	374,103	0.1
460,000	(3)	JPMorgan Chase & Co., 2.776%, 04/25/2023	475,045	0.1
280,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	296,485	0.1
425,000		Lloyds Banking Group PLC, 3.000%, 01/11/2022	436,037	0.1
176,000	(3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	194,255	0.0
460,000		Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	502,524	0.1
330,000	(1)	Metropolitan Life Global Funding I, 1.950%, 01/13/2023	340,557	0.1
430,000	(3)	Mitsubishi UFJ Financial Group, Inc., 0.848%, 09/15/2024	432,681	0.1
323,000		Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	332,123	0.1
464,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	470,084	0.1
200,000		Mitsubishi UFJ Financial Group, Inc., 2.623%, 07/18/2022	206,866	0.0
820,000		Mizuho Financial Group, Inc., 0.837%, (US0003M + 0.630%), 05/25/2024	821,716	0.2
392,000	(3)	Mizuho Financial Group, Inc., 0.849%, 09/08/2024	394,383	0.1
304,000	(3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	321,350	0.1
320,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	322,028	0.1
845,000		Morgan Stanley, 3.750%, 02/25/2023	906,217	0.2
496,000		Morgan Stanley, 4.000%, 07/23/2025	567,984	0.1
1,566,000		Morgan Stanley, 5.500%, 07/28/2021	1,612,219	0.4
330,000		MUFG Union Bank NA, 2.100%, 12/09/2022	340,667	0.1
250,000		MUFG Union Bank NA, 3.150%, 04/01/2022	258,247	0.1
300,000		National Australia Bank Ltd./New York, 2.500%, 05/22/2022	309,271	0.1
500,000		National Australia Bank Ltd./New York, 2.875%, 04/12/2023	528,867	0.1
346,000	(3)	National Bank of Canada, 0.550%, 11/15/2024	347,191	0.1
350,000	(1)	National Securities Clearing Corp., 1.200%, 04/23/2023	357,084	0.1
250,000	(1)	National Securities Clearing Corp., 1.500%, 04/23/2025	258,897	0.1
399,000	(1)	Nationwide Building Society, 2.000%, 01/27/2023	411,944	0.1
380,000	(1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	384,137	0.1
244,000		Natwest Group PLC, 3.875%, 09/12/2023	264,867	0.1
293,000	(1)	Nordea Bank Abp, 0.750%, 08/28/2025	292,921	0.1
345,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	350,331	0.1
498,000	(1)	Pacific Life Global Funding II, 0.500%, 09/23/2023	499,490	0.1
470,000		PNC Financial Services Group, Inc./The, 3.500%, 01/23/2024	512,458	0.1
590,000		Reinsurance Group of America, Inc., 5.000%, 06/01/2021	600,977	0.1
495,000	(1)	Reliance Standard Life Global Funding II, 2.150%, 01/21/2023	507,730	0.1
444,000		Royal Bank of Canada, 0.500%, 10/26/2023	446,606	0.1
225,000		Royal Bank of Canada, 0.898%, (US0003M + 0.660%), 10/05/2023	227,366	0.1
384,000		Royal Bank of Canada, 1.150%, 06/10/2025	392,572	0.1
280,000		Royal Bank of Canada, 1.600%, 04/17/2023	288,018	0.1
345,000		Royal Bank of Canada, 1.950%, 01/17/2023	356,477	0.1
553,000		Royal Bank of Canada, 3.700%, 10/05/2023	603,222	0.1

See Accompanying Notes to Financial Statements

56

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

320,000		Santander Holdings USA, Inc., 4.450%, 12/03/2021	330,472	0.1
396,000		Santander UK PLC, 2.100%, 01/13/2023	409,281	0.1
324,000	(1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	356,671	0.1
954,000	(1)	Skandinaviska Enskilda Banken AB, 0.550%, 09/01/2023	956,228	0.2
595,000		Skandinaviska Enskilda Banken AB, 1.875%, 09/13/2021	601,922	0.1
340,000	(3)	State Street Corp., 2.354%, 11/01/2025	363,021	0.1
320,000		Sumitomo Mitsui Financial Group, Inc., 2.348%, 01/15/2025	339,686	0.1
355,000		Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	379,146	0.1
594,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	596,858	0.1
800,000	(1)	Svenska Handelsbanken AB, 0.625%, 06/30/2023	805,789	0.2
825,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	835,188	0.2
425,000	(1)	Swedbank AB, 0.600%, 09/25/2023	426,152	0.1
525,000	(1),(2)	Swiss Re Treasury US Corp., 2.875%, 12/06/2022	540,057	0.1
701,000		Toronto-Dominion Bank/The, 0.450%, 09/11/2023	703,245	0.2
821,000		Toronto-Dominion Bank/The, 1.150%, 06/12/2025	838,700	0.2
799,000		Truist Bank, 1.250%, 03/09/2023	815,065	0.2
351,000	(1)	UBS AG/London, 1.750%, 04/21/2022	357,301	0.1
600,000	(1),(3)	UBS Group AG, 1.008%, 07/30/2024	606,145	0.1
565,000	(1),(3)	UBS Group AG, 2.859%, 08/15/2023	585,933	0.1
280,000	(1)	USAA Capital Corp., 1.500%, 05/01/2023	287,292	0.1
444,000	(3)	Wells Fargo & Co., 1.654%, 06/02/2024	456,224	0.1
205,000	(3)	Wells Fargo & Co., 2.406%, 10/30/2025	216,802	0.1
880,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	900,975	0.2
500,000		Westpac Banking Corp., 2.100%, 05/13/2021	503,478	0.1
555,000		XLIT Ltd., 4.450%, 03/31/2025	633,861	0.1
			59,730,279	14.3

		Industrial: 2.4%
388,000		Boeing Co/The, 4.875%, 05/01/2025	442,545	0.1
405,000		Carrier Global Corp., 1.923%, 02/15/2023	417,405	0.1
423,000		Caterpillar Financial Services Corp., 0.650%, 07/07/2023	426,675	0.1
405,000		Caterpillar Financial Services Corp., 2.850%, 05/17/2024	436,404	0.1
470,000		Caterpillar Financial Services Corp., 2.950%, 02/26/2022	484,693	0.1
380,000		Caterpillar Financial Services Corp., 3.650%, 12/07/2023	417,037	0.1
350,000		FedEx Corp., 3.400%, 01/14/2022	361,158	0.1
175,000		FedEx Corp., 3.800%, 05/15/2025	197,709	0.1
223,000		General Dynamics Corp., 3.250%, 04/01/2025	246,332	0.1
579,000		Honeywell International, Inc., 0.483%, 08/19/2022	579,955	0.1
386,000		Honeywell International, Inc., 1.350%, 06/01/2025	399,612	0.1
389,000		John Deere Capital Corp., 0.400%, 10/10/2023	391,023	0.1
335,000	(2)	John Deere Capital Corp., 2.050%, 01/09/2025	355,374	0.1
360,000		John Deere Capital Corp., 2.950%, 04/01/2022	372,053	0.1
348,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.650%, 07/29/2021	353,437	0.1
500,000		Raytheon Technologies Corp., 3.200%, 03/15/2024	540,211	0.1
435,000		Raytheon Technologies Corp., 3.700%, 12/15/2023	473,266	0.1
400,000		Republic Services, Inc., 2.500%, 08/15/2024	427,299	0.1
350,000		Roper Technologies, Inc., 0.450%, 08/15/2022	350,640	0.1
430,000		Roper Technologies, Inc., 3.125%, 11/15/2022	449,802	0.1
950,000		United Parcel Service, Inc., 2.050%, 04/01/2021	953,826	0.2
506,000		WestRock RKT LLC, 4.000%, 03/01/2023	537,767	0.1
480,000		WestRock RKT LLC, 4.900%, 03/01/2022	504,589	0.1
			10,118,812	2.4

		Technology: 1.7%
233,000		Analog Devices, Inc., 2.950%, 04/01/2025	254,509	0.1
1,000,000		Apple, Inc., 1.800%, 09/11/2024	1,050,485	0.3
500,000		Broadcom, Inc., 3.150%, 11/15/2025	546,167	0.1
116,000		Electronic Arts, Inc., 3.700%, 03/01/2021	116,263	0.0

See Accompanying Notes to Financial Statements

57

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

445,000		Fiserv, Inc., 2.750%, 07/01/2024	477,997	0.1
398,000		HP, Inc., 2.200%, 06/17/2025	421,733	0.1
245,000		Intel Corp., 3.700%, 07/29/2025	277,339	0.1
315,000		International Business Machines Corp., 2.850%, 05/13/2022	326,245	0.1
500,000		International Business Machines Corp., 3.625%, 02/12/2024	548,185	0.1
860,000		NVIDIA Corp., 2.200%, 09/16/2021	870,565	0.2
288,000		Oracle Corp., 2.500%, 04/01/2025	309,470	0.1
875,000		salesforce.com, Inc., 3.250%, 04/11/2023	932,389	0.2
428,000		VMware, Inc., 2.950%, 08/21/2022	444,108	0.1
424,000		VMware, Inc., 4.500%, 05/15/2025	485,644	0.1
			7,061,099	1.7

		Utilities: 3.6%
502,000		American Electric Power Co., Inc., 0.750%, 11/01/2023	503,224	0.1
425,000		Arizona Public Service Co., 3.350%, 06/15/2024	460,647	0.1
425,000		Avangrid, Inc., 3.200%, 04/15/2025	465,636	0.1
574,000		Connecticut Light and Power Co/The, 0.750%, 12/01/2025	580,799	0.1
375,000		Consumers Energy Co., 3.375%, 08/15/2023	401,949	0.1
500,000	(1)	Dominion Energy, Inc., 2.450%, 01/15/2023	520,550	0.1
525,000	(3)	Dominion Energy, Inc., 2.715%, 08/15/2021	531,604	0.1
875,000		DTE Energy Co., 2.600%, 06/15/2022	902,558	0.2
1,125,000		Duke Energy Corp., 1.800%, 09/01/2021	1,134,870	0.3
385,000		Duke Energy Ohio, Inc., 3.800%, 09/01/2023	416,307	0.1
290,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	312,274	0.1
329,000		Entergy Corp., 0.900%, 09/15/2025	329,193	0.1
250,000		Entergy Louisiana LLC, 3.300%, 12/01/2022	262,211	0.1
250,000		Entergy Louisiana LLC, 4.050%, 09/01/2023	271,776	0.1
255,000		Evergy, Inc., 4.850%, 06/01/2021	256,750	0.1
460,000		Eversource Energy, 2.500%, 03/15/2021	461,116	0.1
380,000		FirstEnergy Corp., 4.250%, 03/15/2023	401,440	0.1
72,000		IPALCO Enterprises, Inc., 3.700%, 09/01/2024	78,595	0.0
835,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	861,853	0.2
310,000		NextEra Energy Capital Holdings, Inc., 2.403%, 09/01/2021	314,302	0.1
293,000		NextEra Energy Capital Holdings, Inc., 2.750%, 05/01/2025	317,233	0.1
215,000		NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	232,485	0.0
325,000	(1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	338,827	0.1
524,000		PNM Resources, Inc., 3.250%, 03/09/2021	526,079	0.1
485,000		Public Service Electric and Gas Co., 3.750%, 03/15/2024	527,832	0.1
335,000		Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	335,411	0.1
365,000	(2)	San Diego Gas & Electric Co., 3.000%, 08/15/2021	371,053	0.1
369,000		Southern California Edison Co., 2.400%, 02/01/2022	375,312	0.1
330,000		Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	346,907	0.1
384,000		Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	431,425	0.1
259,000		WEC Energy Group, Inc., 0.550%, 09/15/2023	260,451	0.1
150,000		Wisconsin Power and Light Co., 2.250%, 11/15/2022	154,349	0.0
610,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	625,945	0.1
658,000		Xcel Energy, Inc., 0.500%, 10/15/2023	660,262	0.2
			14,971,225	3.6

	Total Corporate Bonds/Notes
	(Cost $139,401,232)		143,157,233	34.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
1,477,636		Fannie Mae REMICS 2006-43-FJ, 0.558%, (US0001M + 0.410%), 06/25/2036	1,487,531	0.4
1,013,775		Fannie Mae REMICS 2007-14 PF, 0.338%, (US0001M + 0.190%), 03/25/2037	1,012,117	0.2
376,644		Fannie Mae REMICS 2010-123 FL, 0.578%, (US0001M + 0.430%), 11/25/2040	379,288	0.1
1,518,591		Fannie Mae REMICS 2011-51 FM, 0.798%, (US0001M + 0.650%), 06/25/2041	1,542,668	0.4

See Accompanying Notes to Financial Statements

58

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

145,409		Fannie Mae REMICS 2011-96 FN, 0.648%, (US0001M + 0.500%), 10/25/2041	146,934	0.0
1,120,982		Fannie Mae REMICS 2010-136 FG, 0.648%, (US0001M + 0.500%), 12/25/2030	1,116,434	0.3
1,739,827		Fannie Mae REMICS 2011-68 F, 0.418%, (US0001M + 0.270%), 07/25/2031	1,733,448	0.4
85,798	(1),(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	87,749	0.0
847,299	(1),(3)	Flagstar Mortgage Trust 2020-2 A2, 3.000%, 12/25/2049	875,472	0.2
302,095	(3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.609%, 10/25/2046	306,216	0.1
809,807		Freddie Mac REMICS 3626 FA, 0.809%, (US0001M + 0.650%), 05/15/2036	822,140	0.2
487,337		Freddie Mac REMICS 4508 CF, 0.559%, (US0001M + 0.400%), 09/15/2045	490,925	0.1
2,366,425		Ginnie Mae Series 2012-H31 FD, 0.480%, (US0001M + 0.340%), 12/20/2062	2,363,616	0.6
1,428,548		Ginnie Mae Series 2014-H05 FB, 0.740%, (US0001M + 0.600%), 12/20/2063	1,435,017	0.3
877,433		Ginnie Mae Series 2016-H08 FT, 0.860%, (US0001M + 0.720%), 02/20/2066	882,795	0.2
3,094,646		Ginnie Mae Series 2016-H06 FD, 1.060%, (US0001M + 0.920%), 07/20/2065	3,146,995	0.7
718,554		Ginnie Mae Series 2017-H09 FG, 0.610%, (US0001M + 0.470%), 03/20/2067	720,287	0.2
772,574		Ginnie Mae Series 2018-H04 FM, 0.440%, (US0001M + 0.300%), 03/20/2068	770,726	0.2
1,629,370		Ginnie Mae Series 2019-H02 FA, 0.590%, (US0001M + 0.450%), 01/20/2069	1,633,221	0.4
145,228	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	149,720	0.0
713,190	(1),(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	743,681	0.2
900,000	(1)	Mello Warehouse Securitization Trust 2020-1 A, 1.048%, (US0001M + 0.900%), 10/25/2053	901,951	0.2
450,000	(1)	Mello Warehouse Securitization Trust 2020-2 A, 0.953%, (US0001M + 0.800%), 11/25/2053	450,279	0.1
336,863	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	348,225	0.1
333,664	(1),(3)	Sequoia Mortgage Trust 2014-4 B3, 3.873%, 11/25/2044	337,892	0.1
379,727	(1),(3)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	385,734	0.1
302,130	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	310,660	0.1
154,483	(3)	WaMu Mortgage Pass- Through Certificates Series 2004-AR4 A6 Trust, 2.951%, 06/25/2034	156,145	0.0
588,550	(1),(3)	Wells Fargo Mortgage Backed Securities 2020- 1 A17 Trust, 3.000%, 12/25/2049	601,040	0.1

	Total Collateralized Mortgage Obligations
	(Cost $25,222,826)		25,338,906	6.0

U.S. TREASURY OBLIGATIONS: 22.0%
		U.S. Treasury Notes: 22.0%
29,521,000		0.125%,12/31/2022	29,523,306	7.0
17,604,000		0.125%,12/15/2023	17,582,683	4.2
770,000		0.625%,11/30/2027	769,639	0.2
42,410,000		1.500%,11/30/2021	42,943,994	10.2
1,518,800		1.625%,12/31/2021	1,541,734	0.4

	Total U.S. Treasury Obligations
	(Cost $92,309,846)		92,361,356	22.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 17.1%
350,000	(1)	Austin Fairmont Hotel Trust 2019-FAIR C, 1.609%, (US0001M + 1.450%), 09/15/2032	337,565	0.1
830,000	(1)	BFLD 2019-DPLO A, 1.249%, (US0001M + 1.090%), 10/15/2034	823,734	0.2
1,746,708	(1)	BX Commercial Mortgage Trust 2019-XL D, 1.609%, (US0001M + 1.450%), 10/15/2036	1,750,631	0.4
2,110,000	(1)	BXMT 2020-FL2 AS Ltd., 1.303%, (US0001M + 1.150%), 02/16/2037	2,091,601	0.5
200,000	(3)	Citigroup Commercial Mortgage Trust 2013- GC17 C, 5.109%, 11/10/2046	203,278	0.0
971,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014- GC19, 5.092%, 03/10/2047	1,020,958	0.2
291,761		Citigroup Commercial Mortgage Trust 2015- GC27 AAB, 2.944%, 02/10/2048	304,558	0.1

See Accompanying Notes to Financial Statements

59

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

392,597		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006- CD3 AM, 5.648%, 10/15/2048	404,151	0.1
710,000	(1)	CLNY Trust 2019-IKPR A, 1.288%, (US0001M + 1.227%), 11/15/2038	689,997	0.2
1,178,831		COMM 2013-CCRE12 ASB Mortgage Trust, 3.623%, 10/10/2046	1,231,725	0.3
1,700,000		COMM 2013-CCRE6 A4 Mortgage Trust, 3.101%, 03/10/2046	1,764,621	0.4
955,000		COMM 2013-LC6 AM Mortgage Trust, 3.282%, 01/10/2046	994,531	0.2
1,705,000	(3)	COMM 2013-LC6 C Mortgage Trust, 4.242%, 01/10/2046	1,754,068	0.4
792,251		COMM 2014-LC17 ASB Mortgage Trust, 3.620%, 10/10/2047	835,121	0.2
876,539		COMM 2015-CR22 ASB Mortgage Trust, 3.144%, 03/10/2048	919,285	0.2
1,287,957		COMM 2015-CR26 ASB Mortgage Trust, 3.373%, 10/10/2048	1,367,137	0.3
360,000	(1)	COMM 2012-CR2 A3 Mortgage Trust, 2.841%, 08/15/2045	368,368	0.1
725,000		COMM 2012-CR5 A4 Mortgage Trust, 2.771%, 12/10/2045	750,286	0.2
81,899		COMM 2012-LC4 A4, 3.288%, 12/10/2044	83,072	0.0
1,663,000	(1),(3)	COMM 2013-CR10 D Mortgage Trust, 4.789%, 08/10/2046	1,628,018	0.4
1,690,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.389%, (US0001M + 1.230%), 05/15/2036	1,693,125	0.4
256,000	(1)	CSWF 2018-TOP C, 1.609%, (US0001M + 1.450%), 08/15/2035	249,972	0.1
1,490,000	(1),(3)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,497,507	0.4
1,700,000	(1),(3)	DBUBS 2011-LC1A E, 5.565%, 11/10/2046	1,700,502	0.4
1,130,000	(1),(3)	DBUBS 2011-LC2A B Mortgage Trust, 4.998%, 07/10/2044	1,135,816	0.3
730,000	(1),(3)	DBUBS 2011-LC2A D, 5.487%, 07/10/2044	699,170	0.2
63,831	(3)	Ginnie Mae 2011-53 B, 3.906%, 05/16/2051	65,708	0.0
129,349		Ginnie Mae 2014-54 AC, 2.874%, 02/16/2049	132,340	0.0
364,384		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	373,933	0.1
65,241	(3)	Ginnie Mae 2015-21 AF, 2.108%, 07/16/2048	66,383	0.0
262,912		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	268,520	0.1
85,049		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	86,756	0.0
448,417		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	460,749	0.1
152,490		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	156,317	0.0
254,072		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	261,311	0.1
634,603		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	652,373	0.2
610,494		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	629,303	0.2
1,000,000	(1)	Great Wolf Trust 2019- WOLF A, 1.193%, (US0001M + 1.034%), 12/15/2029	980,218	0.2
530,000	(1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	512,249	0.1
1,420,000	(1)	GS Mortgage Securities Corp. Trust 2019-70P C, 1.659%, (US0001M + 1.500%), 10/15/2036	1,354,164	0.3
1,320,000	(1),(3)	GS Mortgage Securities Trust 2011-GC3 D, 5.545%, 03/10/2044	1,309,048	0.3
760,000	(1),(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.651%, 01/10/2045	747,671	0.2
420,000	(1)	GS Mortgage Securities Trust 2018-HART A, 1.249%, (US0001M + 1.090%), 10/15/2031	420,718	0.1
583,811		GS Mortgage Securities Trust 2020-GC45 A1, 2.019%, 02/13/2053	604,623	0.1
1,040,000	(3)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.628%, 05/10/2045	1,031,142	0.2
344,371	(1),(3)	GS Mortgage Securities Trust 2011-GC3 B, 5.361%, 03/10/2044	344,247	0.1
1,330,000		GS Mortgage Securities Trust 2013-GCJ14 A5, 4.243%, 08/10/2046	1,442,378	0.3
1,820,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.197%, 11/15/2045	1,753,750	0.4
977,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2010- C2 C, 5.655%, 11/15/2043	932,028	0.2
2,710,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011- C5 B, 5.424%, 08/15/2046	2,733,551	0.7
508,187		JP Morgan Chase Commercial Mortgage Securities Trust 2012- C8 A3, 2.829%, 10/15/2045	523,315	0.1
2,700,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013- C10 B, 3.674%, 12/15/2047	2,797,351	0.7

See Accompanying Notes to Financial Statements

60

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

680,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2014- C20 A4A2, 3.538%, 07/15/2047	716,714	0.2
4,526		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	4,528	0.0
1,630,000	(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.888%, 01/15/2047	1,674,131	0.4
417,674		JPMBB Commercial Mortgage Securities Trust 2015-C32 ASB, 3.358%, 11/15/2048	443,588	0.1
400,000	(1)	MF1 2020-FL3 A Ltd., 2.209%, (US0001M + 2.050%), 07/15/2035	403,088	0.1
795,000		Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A4, 3.176%, 08/15/2045	820,162	0.2
950,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4, 2.918%, 02/15/2046	988,068	0.2
1,250,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/2048	1,305,443	0.3
450,550		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 ASB, 3.326%, 12/15/2047	474,349	0.1
1,210,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	1,210,705	0.3
1,730,000	(1)	Morgan Stanley Capital I Trust 2011-C1 G, 4.193%, 09/15/2047	1,620,007	0.4
960,000		Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	1,001,243	0.2
1,220,000		Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	1,291,778	0.3
1,250,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A4, 4.082%, 07/15/2046	1,340,762	0.3
1,929,980	(1)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 2.298%, (US0001M + 2.150%), 02/25/2035	1,937,229	0.5
290,000		UBS Commercial Mortgage Trust 2018-C8 A2, 3.713%, 02/15/2051	304,242	0.1
1,930,000	(1)	UBS-Barclays Commercial Mortgage Trust 2012-C4 AS, 3.317%, 12/10/2045	2,007,166	0.5
1,890,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 B, 3.718%, 12/10/2045	1,953,181	0.5
721,825	(1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	728,259	0.2
1,510,286		WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/2044	1,528,942	0.4
840,000	(1),(3)	WFRBS Commercial Mortgage Trust 2011-C5 B, 5.656%, 11/15/2044	856,757	0.2
360,000	(3)	WFRBS Commercial Mortgage Trust 2013- C18 A5, 4.162%, 12/15/2046	395,105	0.1
1,720,000	(3)	WFRBS Commercial Mortgage Trust 2013- C14 C, 3.973%, 06/15/2046	1,675,129	0.4

	Total Commercial Mortgage-Backed Securities (Cost $72,445,147)		71,619,519	17.1

ASSET-BACKED SECURITIES: 18.0%
		Automobile Asset-Backed Securities: 6.4%
600,000		Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	615,558	0.2
200,000		Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	208,266	0.1
750,000		Americredit Automobile Receivables Trust 2019- 1 B, 3.130%, 02/18/2025	776,577	0.2
600,000		AmeriCredit Automobile Receivables Trust 2019- 3 B, 2.130%, 07/18/2025	616,919	0.2
1,800,000		AmeriCredit Automobile Receivables Trust 2020- 1 A3, 1.110%, 08/19/2024	1,817,168	0.4
900,000		AmeriCredit Automobile Receivables Trust 2020- 1 C, 1.590%, 10/20/2025	917,424	0.2
1,350,000		AmeriCredit Automobile Receivables Trust 2020- 2 B, 0.970%, 02/18/2026	1,366,368	0.3
950,000		BMW Vehicle Owner Trust 2020-A A3, 0.480%, 10/25/2024	954,223	0.2
400,000		Capital One Prime Auto Receivables Trust 2019- 1 A4, 2.560%, 10/15/2024	415,717	0.1
800,000		Capital One Prime Auto Receivables Trust 2020- 1 A4, 1.630%, 08/15/2025	823,807	0.2
150,000		Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	156,615	0.0
800,000		Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	840,708	0.2
750,000		Drive Auto Receivables Trust 2020-2 A3, 0.830%, 05/15/2024	753,898	0.2
650,000		Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	652,206	0.2

See Accompanying Notes to Financial Statements

61

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

450,000		GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	463,511	0.1
400,000		GM Financial Automobile Leasing Trust 2020-2 A3, 0.800%, 07/20/2023	403,114	0.1
500,000		GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	508,221	0.1
353,780		GM Financial Automobile Leasing Trust 2020-1 A2A, 1.670%, 04/20/2022	355,490	0.1
1,050,000		GM Financial Automobile Leasing Trust 2020-1 A4, 1.700%, 12/20/2023	1,070,040	0.3
650,000		Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	675,775	0.2
550,000		Honda Auto Receivables 2019-3 A3 Owner Trust, 1.780%, 08/15/2023	559,118	0.1
900,000		Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	908,935	0.2
250,000	(1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	254,241	0.1
878,270		Hyundai Auto Receivables Trust 2017- B A4, 1.960%, 02/15/2023	882,364	0.2
450,000		Mercedes-Benz Auto Receivables Trust 2018- 1 A4, 3.150%, 10/15/2024	465,816	0.1
650,000		Nissan Auto Receivables 2017-C A4 Owner Trust, 2.280%, 02/15/2024	658,833	0.2
500,000		Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	524,462	0.1
850,000		Santander Drive Auto Receivables Trust 2019- 2 B, 2.790%, 01/16/2024	858,368	0.2
504,669		Santander Drive Auto Receivables Trust 2019- 3 A3, 2.160%, 11/15/2022	505,501	0.1
1,800,000		Santander Drive Auto Receivables Trust 2020- 2 B, 0.960%, 11/15/2024	1,811,903	0.4
1,250,000		Santander Drive Auto Receivables Trust 2020- 3 B, 0.690%, 03/17/2025	1,253,755	0.3
21,339	(1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	21,381	0.0
500,000	(1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	509,345	0.1
500,000	(1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	512,834	0.1
1,300,000	(1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	1,329,855	0.3
425,697	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	428,419	0.1
950,000		Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	981,221	0.2
			26,857,956	6.4

		Credit Card Asset-Backed Securities:0.9%
1,000,000		BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	1,024,778	0.2
1,150,000		Chase Issuance Trust 2020-1 A1, 1.530%, 01/15/2025	1,180,783	0.3
1,550,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	1,560,140	0.4
			3,765,701	0.9

		Other Asset-Backed Securities: 10.2%
850,000	(1)	Aimco CLO 11 Ltd. 2020-11A A1, 1.605%, (US0003M + 1.380%), 10/15/2031	850,999	0.2
500,000	(1)	Allegany Park CLO Ltd. 2019-1A A, 1.548%, (US0003M + 1.330%), 01/20/2033	500,741	0.1
840,000	(1)	Apidos Clo XXV 2016- 25A A1R, 1.388%, (US0003M + 1.170%), 10/20/2031	840,003	0.2
560,000	(1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 1.359%, (US0001M + 1.200%), 06/15/2034	556,693	0.1
700,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.467%, (US0003M + 1.230%), 01/15/2030	692,952	0.2
250,000	(1)	Babson CLO Ltd. 2017- 1A A2, 1.568%, (US0003M + 1.350%), 07/18/2029	249,669	0.1
250,000	(1)	Bain Capital Credit CLO 2017-1A A2, 1.568%, (US0003M + 1.350%), 07/20/2030	249,444	0.1
1,000,000	(1)	Barings CLO Ltd. 2020- 1A A1, 1.630%, (US0003M + 1.400%), 10/15/2032	1,001,904	0.2
579,691	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 1.487%, (US0003M + 1.250%), 07/15/2029	579,699	0.1
1,000,000	(1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.587%, (US0003M + 1.350%), 01/15/2033	1,001,896	0.2

See Accompanying Notes to Financial Statements

62

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

250,000	(1)	Carbone CLO Ltd. 2017- 1A A1, 1.358%, (US0003M + 1.140%), 01/20/2031	249,999	0.1
492,818	(1)	Carlyle Global Market Strategies CLO 2014- 2RA A1 Ltd., 1.271%, (US0003M + 1.050%), 05/15/2031	489,492	0.1
620,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 1.468%, (US0003M + 1.250%), 10/17/2030	620,008	0.2
750,000	(1)	CIFC Funding 2013-2A A1LR, 1.428%, (US0003M + 1.210%), 10/18/2030	749,065	0.2
600,000	(1)	CIFC Funding 2017-4 A1, 1.465%, (US0003M + 1.250%), 10/24/2030	600,023	0.1
600,000	(1)	CIFC Funding 2018-4A A1 Ltd., 1.368%, (US0003M + 1.150%), 10/17/2031	599,752	0.1
900,000	(1)	CIFC Funding 2020-2A A1 Ltd., 1.933%, (US0003M + 1.650%), 08/24/2032	903,850	0.2
1,000,000	(1)	CIFC Funding 2018-1A A Ltd., 1.218%, (US0003M + 1.000%), 04/18/2031	994,036	0.2
600,000	(1)	Clear Creek CLO Ltd. 2015-1A AR, 1.418%, (US0003M + 1.200%), 10/20/2030	599,408	0.1
400,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	403,251	0.1
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 1.398%, (US0003M + 1.180%), 10/20/2030	249,590	0.1
680,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 1.447%, (US0003M + 1.210%), 10/15/2030	680,001	0.2
250,000	(1)	Dryden 55 CLO Ltd. 2018-55A A1, 1.257%, (US0003M + 1.020%), 04/15/2031	249,015	0.1
1,120,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 1.587%, (US0003M + 1.350%), 04/15/2028	1,117,633	0.3
480,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.421%, (US0003M + 1.200%), 08/15/2030	480,049	0.1
1,000,000	(1)	Dryden 78 CLO Ltd. 2020-78A A, 1.398%, (US0003M + 1.180%), 04/17/2033	999,446	0.2
300,000	(1)	Eaton Vance Clo 2015- 1A A2R Ltd., 1.468%, (US0003M + 1.250%), 01/20/2030	297,221	0.1
700,000	(1)	Elevation CLO 2014-2A A1R Ltd., 1.467%, (US0003M + 1.230%), 10/15/2029	699,861	0.2
750,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 1.435%, (US0003M + 1.220%), 07/24/2030	749,998	0.2
500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 1.437%, (US0003M + 1.200%), 10/15/2030	499,506	0.1
300,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 1.368%, (US0003M + 1.150%), 11/28/2030	299,894	0.1
489,953	(1)	Grand Avenue CRE 2020-FL2 A Ltd., 2.609%, (US0001M + 2.450%), 03/15/2035	493,998	0.1
1,902,176	(1)	Invitation Homes 2018- SFR3 A Trust, 1.153%, (US0001M + 1.000%), 07/17/2037	1,908,863	0.5
400,107	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	446,403	0.1
1,300,000	(1)	Kayne CLO 6 Ltd. 2019- 6A A1, 1.598%, (US0003M + 1.380%), 01/20/2033	1,302,890	0.3
1,000,000	(1)	Kayne CLO 7 Ltd. 2020- 7A A1, 1.418%, (US0003M + 1.200%), 04/17/2033	1,000,257	0.2
600,000	(1)	LCM 26A A2 Ltd., 1.468%, (US0003M + 1.250%), 01/20/2031	594,917	0.1
250,000	(1)	LCM XXIV Ltd. 24A A, 1.528%, (US0003M + 1.310%), 03/20/2030	250,009	0.1
480,000	(1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.289%, (US0001M + 1.130%), 05/09/2036	472,740	0.1
700,000	(1)	Madison Park Funding XXXV Ltd. 2019-35A A2A, 1.868%, (US0003M + 1.650%), 04/20/2031	700,487	0.2
500,000	(1)	Magnetite CLO Ltd. 2020-26A A, 1.987%, (US0003M + 1.750%), 07/15/2030	501,624	0.1
700,000	(1)	Magnetite XXII Ltd. 2019-22A A2, 1.887%, (US0003M + 1.650%), 04/15/2031	700,506	0.2
1,500,000	(1)	Magnetite XXVII Ltd. 2020-27A A1, 1.762%, (US0003M + 1.550%), 07/20/2033	1,503,909	0.4
720,000	(1)	Marble Point CLO XIV Ltd. 2018-2A A1, 1.548%, (US0003M + 1.330%), 01/20/2032	719,385	0.2
800,000	(1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	811,189	0.2

See Accompanying Notes to Financial Statements

63

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

400,000	(1)	Octagon Investment Partners 33 Ltd. 2017- 1A A1, 1.408%, (US0003M + 1.190%), 01/20/2031	400,001	0.1
1,000,000	(1)	Octagon Investment Partners 48 Ltd. 2020- 3A A, 1.732%, (US0003M + 1.500%), 10/20/2031	1,002,322	0.2
500,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 1.587%, (US0003M + 1.350%), 07/15/2029	498,642	0.1
500,000	(1)	Octagon Investment Partners XIV Ltd. 2012- 1A A1BR, 1.612%, (US0003M + 1.375%), 07/15/2029	498,272	0.1
400,000	(1)	Octagon Investment Partners XV Ltd. 2013- 1A A2R, 1.568%, (US0003M + 1.350%), 07/19/2030	398,188	0.1
500,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 1.418%, (US0003M + 1.200%), 10/17/2031	500,010	0.1
975,000	(1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.318%, (US0003M + 1.100%), 07/20/2030	972,267	0.2
900,000	(1)	Palmer Square CLO 2020-2A A1A Ltd., 1.904%, (US0003M + 1.700%), 07/15/2031	902,775	0.2
190,202	(1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	192,354	0.1
187,087	(1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	189,085	0.0
721,870	(1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	729,603	0.2
800,000	(1)	SoFi Consumer Loan Program 2020-1 B Trust, 2.250%, 01/25/2029	809,247	0.2
400,000	(1)	TCI-Flatiron Clo 2017- 1A A Ltd., 1.422%, (US0003M + 1.200%), 11/18/2030	399,603	0.1
500,000	(1)	TCI-Symphony CLO 2017-1A A Ltd., 1.467%, (US0003M + 1.230%), 07/15/2030	500,005	0.1
581,909	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 1.448%, (US0003M + 1.230%), 10/18/2030	581,716	0.1
570,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 1.448%, (US0003M + 1.230%), 07/20/2030	569,998	0.1
850,000	(1)	THL Credit Wind River 2018-2 A A2Clo Ltd., 1.687%, (US0003M + 1.450%), 07/15/2030	850,009	0.2
850,000	(1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 1.887%, (US0003M + 1.650%), 01/15/2033	852,504	0.2
800,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	816,779	0.2
250,000	(1)	Venture 34 CLO Ltd. 2018-34A A, 1.467%, (US0003M + 1.230%), 10/15/2031	250,000	0.1
468,488		Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	474,757	0.1
			42,850,412	10.2

		Student Loan Asset-Backed Securities: 0.5%
850,000	(1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	878,491	0.2
998,173	(1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	1,006,182	0.3
			1,884,673	0.5

	Total Asset-Backed Securities (Cost $74,602,816)		75,358,742	18.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
		Federal Home Loan Mortgage Corporation: 0.0%(4)
2		3.500%, (H15T1Y + 1.997%),07/01/2024	2	0.0

		Uniform Mortgage-Backed Securities: 0.0%
13,326		6.500%,10/01/2022	14,936	0.0
21,329		6.500%,10/01/2032	24,732	0.0
12,212		7.000%,10/01/2032	12,356	0.0
			52,024	0.0

	Total U.S. Government Agency Obligations (Cost $47,702)		52,026	0.0

	Total Long-Term Investments (Cost $404,029,569)		407,887,782	97.3

SHORT-TERM INVESTMENTS: 3.6%
		Repurchase Agreements: 0.3%
212,194	(5)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $212,196, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $216,438, due 01/31/21- 01/15/56)	212,194	0.1

See Accompanying Notes to Financial Statements

64

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,000,000	(5) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.2

	Total Repurchase Agreements (Cost $1,212,194)	1,212,194	0.3

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 3.3%
13,873,030	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $13,873,030)	13,873,030	3.3

	Total Short-Term Investments (Cost $15,085,224)	15,085,224	3.6

	Total Investments in Securities (Cost $419,114,793)	$422,973,006	100.9
	Liabilities in Excess of Other Assets	(3,850,773)	(0.9)
	Net Assets	$419,122,233	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:

H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

65

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.1%
		Communication Services: 10.5%
182,508		Activision Blizzard, Inc.	$16,945,868	0.2
70,996	(1)	Alphabet, Inc. - Class A	124,430,430	1.6
68,550	(1)	Alphabet, Inc. - Class C	120,091,374	1.6
1,682,787		AT&T, Inc.	48,396,954	0.6
233,176	(2)	CenturyLink, Inc.	2,273,466	0.0
34,456	(1)	Charter Communications, Inc.	22,794,367	0.3
1,078,221		Comcast Corp. - Class A	56,498,780	0.8
37,859	(1),(2)	Discovery Communications, Inc. - Class A	1,139,177	0.0
69,663	(1)	Discovery Communications, Inc. - Class C	1,824,474	0.0
58,394	(1)	Dish Network Corp. - Class A	1,888,462	0.0
68,501		Electronic Arts, Inc.	9,836,744	0.1
567,691	(1)	Facebook, Inc.- Class A	155,070,474	2.0
79,710	(2)	Fox Corp. - Class A	2,321,155	0.0
36,532		Fox Corp. - Class B	1,055,044	0.0
92,106		Interpublic Group of Cos., Inc.	2,166,333	0.0
33,767	(1),(2)	Live Nation Entertainment, Inc.	2,481,199	0.0
104,329	(1)	NetFlix, Inc.	56,413,820	0.8
92,323		News Corp - Class A	1,659,044	0.0
28,903		News Corp - Class B	513,606	0.0
50,765		Omnicom Group	3,166,213	0.1
27,162	(1)	Take-Two Interactive Software, Inc.	5,643,992	0.1
137,759	(1)	T-Mobile US, Inc.	18,576,801	0.3
187,820	(1)	Twitter, Inc.	10,170,453	0.1
977,201		Verizon Communications, Inc.	57,410,559	0.8
133,419	(2)	ViacomCBS, Inc. - Class B	4,971,192	0.1
427,542	(1)	Walt Disney Co.	77,462,060	1.0
			805,202,041	10.5

		Consumer Discretionary: 12.4%
16,024		Advance Auto Parts, Inc.	2,523,940	0.0
100,714	(1)	Amazon.com, Inc.	328,018,448	4.3
63,766	(1)	Aptiv PLC	8,308,072	0.1
5,473	(1)	Autozone, Inc.	6,487,913	0.1
54,423		Best Buy Co., Inc.	5,430,871	0.1
9,671	(1)	Booking Holdings, Inc.	21,539,928	0.3
57,743		BorgWarner, Inc.	2,231,189	0.0
38,749	(1)	Carmax, Inc.	3,660,231	0.1
175,624	(2)	Carnival Corp.	3,804,016	0.1
6,607	(1)	Chipotle Mexican Grill, Inc.	9,161,993	0.1
30,746		Darden Restaurants, Inc.	3,662,463	0.1
57,856		Dollar General Corp.	12,167,117	0.2
55,540	(1)	Dollar Tree, Inc.	6,000,542	0.1
9,304		Domino’s Pizza, Inc.	3,567,712	0.1
78,306		D.R. Horton, Inc.	5,396,849	0.1
154,646		eBay, Inc.	7,770,961	0.1
29,776	(1)	Etsy, Inc.	5,297,448	0.1
32,101		Expedia Group, Inc.	4,250,172	0.1
922,764		Ford Motor Co.	8,111,096	0.1
48,579		Gap, Inc.	980,810	0.0
35,225		Garmin Ltd.	4,215,023	0.1
297,440		General Motors Co.	12,385,402	0.2
34,068		Genuine Parts Co.	3,421,449	0.0
82,256	(2)	Hanesbrands, Inc.	1,199,292	0.0
30,094	(2)	Hasbro, Inc.	2,814,993	0.0
65,518		Hilton Worldwide Holdings, Inc.	7,289,533	0.1
254,237		Home Depot, Inc.	67,530,432	0.9
55,167		L Brands, Inc.	2,051,661	0.0
77,562		Las Vegas Sands Corp.	4,622,695	0.1
31,290		Leggett & Platt, Inc.	1,386,147	0.0
64,968		Lennar Corp. - Class A	4,952,511	0.1
66,121	(1)	LKQ Corp.	2,330,104	0.0
173,031		Lowe’s Cos, Inc.	27,773,206	0.4
62,804		Marriott International, Inc.	8,285,104	0.1
175,956		McDonald’s Corp.	37,756,638	0.5
96,813		MGM Resorts International	3,050,578	0.0
14,123	(1)	Mohawk Industries, Inc.	1,990,637	0.0
89,176		Newell Brands, Inc.	1,893,206	0.0
296,320		Nike, Inc. - Class B	41,920,390	0.5
74,537	(1),(2)	Norwegian Cruise Line Holdings Ltd.	1,895,476	0.0
826	(1)	NVR, Inc.	3,369,964	0.0
17,108	(1)	O’Reilly Automotive, Inc.	7,742,568	0.1
9,483		Pool Corp.	3,532,417	0.0
63,310		Pulte Group, Inc.	2,729,927	0.0
16,788		PVH Corp.	1,576,225	0.0
11,388		Ralph Lauren Corp.	1,181,391	0.0
84,070		Ross Stores, Inc.	10,324,637	0.1
43,971		Royal Caribbean Cruises Ltd.	3,284,194	0.0
277,166		Starbucks Corp.	29,651,219	0.4
65,509		Tapestry, Inc.	2,036,020	0.0
118,256		Target Corp.	20,875,732	0.3
179,076	(1),(2)	Tesla, Inc.	126,368,561	1.6
25,518		Tiffany & Co.	3,354,341	0.0
283,526		TJX Cos., Inc.	19,361,991	0.3
27,510		Tractor Supply Co.	3,867,356	0.1
13,304	(1)	Ulta Beauty, Inc.	3,820,377	0.1
44,522	(1)	Under Armour, Inc. - Class A	764,443	0.0
45,958	(1),(2)	Under Armour, Inc. - Class C	683,855	0.0
75,521		VF Corp.	6,450,249	0.1
14,770		Whirlpool Corp.	2,665,837	0.0
22,926	(2)	Wynn Resorts Ltd.	2,586,741	0.0
71,238		Yum! Brands, Inc.	7,733,597	0.1
			951,097,890	12.4

		Consumer Staples: 6.3%
438,861		Altria Group, Inc.	17,993,301	0.2
131,390		Archer-Daniels-Midland Co.	6,623,370	0.1
43,102	(2)	Brown-Forman Corp. - Class B	3,423,592	0.0
47,825	(2)	Campbell Soup Co.	2,312,339	0.0
58,671		Church & Dwight Co., Inc.	5,117,871	0.1
29,766		Clorox Co.	6,010,351	0.1
913,346		Coca-Cola Co.	50,087,895	0.7
202,418		Colgate-Palmolive Co.	17,308,763	0.2
115,362		Conagra Brands, Inc.	4,183,026	0.1
40,028		Constellation Brands, Inc.	8,768,133	0.1
104,195		Costco Wholesale Corp.	39,258,592	0.5
53,496		Estee Lauder Cos., Inc.	14,240,100	0.2

See Accompanying Notes to Financial Statements

66

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

144,357		General Mills, Inc.	8,488,191	0.1
34,839		Hershey Co.	5,307,025	0.1
66,300	(2)	Hormel Foods Corp.	3,090,243	0.0
26,943	(2)	JM Smucker Co.	3,114,611	0.0
60,064		Kellogg Co.	3,737,783	0.0
80,323		Kimberly-Clark Corp.	10,829,950	0.1
153,021		Kraft Heinz Co.	5,303,708	0.1
182,855		Kroger Co.	5,807,475	0.1
34,558		Lamb Weston Holdings, Inc.	2,721,097	0.0
58,729		McCormick & Co., Inc.	5,614,492	0.1
44,430	(2)	Molson Coors Beverage Co.	2,007,792	0.0
337,729		Mondelez International, Inc.	19,747,015	0.3
87,266	(1)	Monster Beverage Corp.	8,070,360	0.1
326,346		PepsiCo, Inc.	48,397,112	0.6
367,756		Philip Morris International, Inc.	30,446,519	0.4
585,553		Procter & Gamble Co.	81,473,844	1.1
120,284		Sysco Corp.	8,932,290	0.1
69,457		Tyson Foods, Inc.	4,475,809	0.1
169,722		Walgreens Boots Alliance, Inc.	6,768,513	0.1
327,383		Walmart, Inc.	47,192,259	0.6
			486,853,421	6.3

		Energy: 2.2%
89,141		Apache Corp.	1,264,911	0.0
161,954		Baker Hughes Co.	3,376,741	0.0
94,124	(2)	Cabot Oil & Gas Corp.	1,532,339	0.0
454,596		Chevron Corp.	38,390,632	0.5
46,357		Concho Resources, Inc./Midland TX	2,704,931	0.0
252,195		ConocoPhillips	10,085,278	0.1
90,330		Devon Energy Corp.	1,428,117	0.0
37,305		Diamondback Energy, Inc.	1,805,562	0.0
137,763		EOG Resources, Inc.	6,870,241	0.1
998,487		Exxon Mobil Corp.	41,157,634	0.5
208,756		Halliburton Co.	3,945,488	0.1
64,539		Hess Corp.	3,407,014	0.0
35,199		HollyFrontier Corp.	909,894	0.0
459,747		Kinder Morgan, Inc.	6,284,742	0.1
186,413		Marathon Oil Corp.	1,243,375	0.0
153,650		Marathon Petroleum Corp.	6,354,964	0.1
91,688		National Oilwell Varco, Inc.	1,258,876	0.0
197,913		Occidental Petroleum Corp.	3,425,874	0.1
104,943		Oneok, Inc.	4,027,712	0.1
103,149		Phillips 66	7,214,241	0.1
38,827		Pioneer Natural Resources Co.	4,422,007	0.1
328,724		Schlumberger NV	7,176,045	0.1
99,759		TechnipFMC PLC	937,735	0.0
96,298		Valero Energy Corp.	5,447,578	0.1
286,585		Williams Cos., Inc.	5,746,029	0.1
			170,417,960	2.2

		Financials: 10.1%
154,269		Aflac, Inc.	6,860,342	0.1
71,805		Allstate Corp.	7,893,524	0.1
154,019		American Express Co.	18,622,437	0.2
203,447		American International Group, Inc.	7,702,503	0.1
27,860		Ameriprise Financial, Inc.	5,414,034	0.1
53,987	(2)	Aon PLC	11,405,833	0.2
45,416		Arthur J. Gallagher & Co.	5,618,413	0.1
14,008		Assurant, Inc.	1,908,170	0.0
1,797,719		Bank of America Corp.	54,488,863	0.7
192,518		Bank of New York Mellon Corp.	8,170,464	0.1
459,572	(1)	Berkshire Hathaway, Inc. – Class B	106,560,960	1.4
33,494		Blackrock, Inc.	24,167,261	0.3
108,013		Capital One Financial Corp.	10,677,085	0.1
25,514		Cboe Global Markets, Inc.	2,375,864	0.0
352,258		Charles Schwab Corp.	18,683,764	0.2
106,590		Chubb Ltd.	16,406,333	0.2
35,336	(2)	Cincinnati Financial Corp.	3,087,306	0.0
491,650		Citigroup, Inc.	30,315,139	0.4
100,852		Citizens Financial Group, Inc.	3,606,467	0.1
84,774		CME Group, Inc.	15,433,107	0.2
32,845		Comerica, Inc.	1,834,722	0.0
72,378		Discover Financial Services	6,552,380	0.1
9,438		Everest Re Group Ltd.	2,209,341	0.0
168,236		Fifth Third Bancorp	4,638,267	0.1
41,076		First Republic Bank	6,035,297	0.1
64,345	(2)	Franklin Resources, Inc.	1,607,982	0.0
22,738		Globe Life, Inc.	2,159,200	0.0
81,251		Goldman Sachs Group, Inc.	21,426,701	0.3
84,619		Hartford Financial Services Group, Inc.	4,144,639	0.1
240,235		Huntington Bancshares, Inc.	3,034,168	0.0
132,546		Intercontinental Exchange, Inc.	15,281,228	0.2
88,946	(2)	Invesco Ltd.	1,550,329	0.0
719,826		JPMorgan Chase & Co.	91,468,290	1.2
230,592		Keycorp	3,784,015	0.1
42,901		Lincoln National Corp.	2,158,349	0.0
55,174		Loews Corp.	2,483,933	0.0
30,296		M&T Bank Corp.	3,856,681	0.1
8,965		MarketAxess Holdings, Inc.	5,115,070	0.1
119,772		Marsh & McLennan Cos., Inc.	14,013,324	0.2
180,643		Metlife, Inc.	8,481,189	0.1
38,140		Moody’s Corp.	11,069,754	0.1
337,518		Morgan Stanley	23,130,109	0.3
19,575		MSCI, Inc. - Class A	8,740,825	0.1
27,116		Nasdaq, Inc.	3,599,378	0.0
49,147		Northern Trust Corp.	4,577,552	0.1
100,331		People’s United Financial, Inc.	1,297,280	0.0
100,056		PNC Financial Services Group, Inc.	14,908,344	0.2
60,335		Principal Financial Group, Inc.	2,993,219	0.0
138,288		Progressive Corp.	13,673,917	0.2
93,514		Prudential Financial, Inc.	7,300,638	0.1
28,779		Raymond James Financial, Inc.	2,753,287	0.0
226,807		Regions Financial Corp.	3,656,129	0.1
56,817		S&P Global, Inc.	18,677,452	0.2
83,312		State Street Corp.	6,063,447	0.1
12,232	(1)	SVB Financial Group	4,743,937	0.1
128,213		Synchrony Financial	4,450,273	0.1

See Accompanying Notes to Financial Statements

67

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

53,472		T. Rowe Price Group, Inc.	8,095,126	0.1
59,818		Travelers Cos, Inc.	8,396,653	0.1
318,355		Truist Financial Corp.	15,258,755	0.2
48,094		Unum Group	1,103,276	0.0
323,725		US Bancorp	15,082,348	0.2
976,350		Wells Fargo & Co.	29,466,243	0.4
30,441		Willis Towers Watson PLC	6,413,310	0.1
33,248		WR Berkley Corp.	2,208,332	0.0
38,731		Zions Bancorp NA	1,682,475	0.0
			780,575,033	10.1

		Health Care: 13.1%
418,539		Abbott Laboratories	45,825,835	0.6
416,912		AbbVie, Inc.	44,672,121	0.6
10,672	(1)	Abiomed, Inc.	3,459,862	0.0
72,261		Agilent Technologies, Inc.	8,562,206	0.1
51,680	(1)	Alexion Pharmaceuticals, Inc.	8,074,483	0.1
16,944	(1)	Align Technology, Inc.	9,054,535	0.1
34,728		AmerisourceBergen Corp.	3,395,009	0.0
137,478		Amgen, Inc.	31,608,942	0.4
58,731		Anthem, Inc.	18,857,937	0.2
120,628		Baxter International, Inc.	9,679,191	0.1
68,490		Becton Dickinson & Co.	17,137,568	0.2
36,339	(1)	Biogen, Inc.	8,897,968	0.1
5,083	(1)	Bio-Rad Laboratories, Inc.	2,963,084	0.0
338,145	(1)	Boston Scientific Corp.	12,156,313	0.2
533,635		Bristol-Myers Squibb Co.	33,101,379	0.4
69,291		Cardinal Health, Inc.	3,711,226	0.0
38,893	(1)	Catalent, Inc.	4,047,595	0.1
136,918	(1)	Centene Corp.	8,219,188	0.1
72,400		Cerner Corp.	5,681,952	0.1
85,312		Cigna Corp.	17,760,252	0.2
11,581		Cooper Cos., Inc.	4,207,609	0.1
309,097		CVS Health Corp.	21,111,325	0.3
149,301		Danaher Corp.	33,165,724	0.4
17,456	(1)	DaVita, Inc.	2,049,334	0.0
51,611		Dentsply Sirona, Inc.	2,702,352	0.0
22,677	(1)	DexCom, Inc.	8,384,140	0.1
147,178	(1)	Edwards Lifesciences Corp.	13,427,049	0.2
187,492		Eli Lilly & Co.	31,656,149	0.4
296,018		Gilead Sciences, Inc.	17,246,009	0.2
62,327		HCA Healthcare, Inc.	10,250,298	0.1
33,716	(1)	Henry Schein, Inc.	2,254,252	0.0
60,692	(1)	Hologic, Inc.	4,420,198	0.1
31,252		Humana, Inc.	12,821,758	0.2
20,143	(1)	Idexx Laboratories, Inc.	10,068,881	0.1
34,478	(1)	Illumina, Inc.	12,756,860	0.2
43,958	(1)	Incyte Corp., Ltd.	3,823,467	0.1
27,760	(1)	Intuitive Surgical, Inc.	22,710,456	0.3
45,276	(1)	IQVIA Holdings, Inc.	8,112,101	0.1
621,669		Johnson & Johnson	97,838,267	1.3
23,001	(1)	Laboratory Corp. of America Holdings	4,681,854	0.1
37,917		McKesson Corp.	6,594,525	0.1
317,859		Medtronic PLC	37,234,003	0.5
597,461		Merck & Co., Inc.	48,872,310	0.6
5,619	(1)	Mettler Toledo International, Inc.	6,403,862	0.1
26,442		PerkinElmer, Inc.	3,794,427	0.1
32,232		Perrigo Co. PLC	1,441,415	0.0
1,312,602		Pfizer, Inc.	48,316,880	0.6
31,825		Quest Diagnostics, Inc.	3,792,585	0.1
24,762	(1)	Regeneron Pharmaceuticals, Inc.	11,962,770	0.2
34,221		Resmed, Inc.	7,274,016	0.1
20,149		STERIS Public Ltd. Co.	3,819,041	0.1
77,206		Stryker Corp.	18,918,558	0.2
10,997		Teleflex, Inc.	4,526,035	0.1
93,594		Thermo Fisher Scientific, Inc.	43,594,213	0.6
224,062		UnitedHealth Group, Inc.	78,574,062	1.0
18,354		Universal Health Services, Inc.	2,523,675	0.0
21,573	(1)	Varian Medical Systems, Inc.	3,775,491	0.1
61,407	(1)	Vertex Pharmaceuticals, Inc.	14,512,930	0.2
284,898	(1)	Viatris, Inc.	5,338,989	0.1
14,652	(1)	Waters Corp.	3,625,198	0.0
17,458		West Pharmaceutical Services, Inc.	4,946,026	0.1
48,948		Zimmer Biomet Holdings, Inc.	7,542,397	0.1
112,233		Zoetis, Inc.	18,574,561	0.2
			1,006,512,698	13.1

		Industrials: 8.2%
136,215		3M Co.	23,809,020	0.3
29,203		Alaska Air Group, Inc.	1,518,556	0.0
21,735		Allegion Public Ltd.	2,529,519	0.0
144,233	(2)	American Airlines Group, Inc.	2,274,554	0.0
54,329		Ametek, Inc.	6,570,549	0.1
31,981		AO Smith Corp.	1,753,198	0.0
125,314		Boeing Co.	26,824,715	0.4
192,386		Carrier Global Corp.	7,256,800	0.1
128,289		Caterpillar, Inc.	23,351,164	0.3
32,103	(2)	CH Robinson Worldwide, Inc.	3,013,509	0.0
20,754		Cintas Corp.	7,335,709	0.1
49,071	(1)	Copart, Inc.	6,244,285	0.1
180,600		CSX Corp.	16,389,450	0.2
34,951		Cummins, Inc.	7,937,372	0.1
74,003		Deere & Co.	19,910,507	0.3
150,599		Delta Air Lines, Inc.	6,055,586	0.1
34,030		Dover Corp.	4,296,287	0.1
94,128		Eaton Corp. PLC	11,308,538	0.2
141,226		Emerson Electric Co.	11,350,334	0.2
28,726		Equifax, Inc.	5,539,522	0.1
39,972		Expeditors International Washington, Inc.	3,801,737	0.1
135,572		Fastenal Co.	6,619,981	0.1
57,050		FedEx Corp.	14,811,321	0.2
30,761	(2)	Flowserve Corp.	1,133,543	0.0
79,628		Fortive Corp.	5,639,255	0.1
32,808		Fortune Brands Home & Security, Inc.	2,812,302	0.0
54,892		General Dynamics Corp.	8,169,027	0.1
2,068,623		General Electric Co.	22,341,128	0.3
165,701		Honeywell International, Inc.	35,244,603	0.5
92,155		Howmet Aerospace, Inc.	2,630,104	0.0
9,562		Huntington Ingalls Industries, Inc.	1,630,130	0.0
17,878		IDEX Corp.	3,561,298	0.1
88,011		IHS Markit Ltd.	7,906,028	0.1
68,018		Illinois Tool Works, Inc.	13,867,510	0.2
87,779	(1)	Ingersoll Rand, Inc.	3,999,211	0.1
30,610		Jacobs Engineering Group, Inc.	3,335,266	0.0

See Accompanying Notes to Financial Statements

68

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

19,715		JB Hunt Transport Services, Inc.	2,694,055	0.0
170,949		Johnson Controls International plc	7,964,514	0.1
22,104		Kansas City Southern	4,512,089	0.1
49,617		L3Harris Technologies, Inc.	9,378,605	0.1
58,142		Lockheed Martin Corp.	20,639,247	0.3
61,794		Masco Corp.	3,394,344	0.0
84,304	(2)	Nielsen Holdings PLC	1,759,424	0.0
59,978		Norfolk Southern Corp.	14,251,372	0.2
36,614		Northrop Grumman Corp.	11,157,018	0.1
22,720		Old Dominion Freight Line	4,434,490	0.1
96,160		Otis Worldwide Corp.	6,495,608	0.1
81,811		Paccar, Inc.	7,058,653	0.1
30,416		Parker Hannifin Corp.	8,285,622	0.1
39,282		Pentair PLC	2,085,481	0.0
32,792		Quanta Services, Inc.	2,361,680	0.0
358,641		Raytheon Technologies Corp.	25,646,418	0.3
49,676		Republic Services, Inc.	4,783,799	0.1
26,916	(2)	Robert Half International, Inc.	1,681,712	0.0
27,435		Rockwell Automation, Inc.	6,880,972	0.1
52,243	(2)	Rollins, Inc.	2,041,134	0.0
24,765		Roper Technologies, Inc.	10,675,944	0.1
12,803	(2)	Snap-On, Inc.	2,191,105	0.0
139,392		Southwest Airlines Co.	6,497,061	0.1
37,836		Stanley Black & Decker, Inc.	6,755,996	0.1
8,710	(1)	Teledyne Technologies, Inc.	3,414,146	0.0
54,048		Textron, Inc.	2,612,140	0.0
56,705		Trane Technologies PLC	8,231,298	0.1
12,855	(1)	TransDigm Group, Inc.	7,955,317	0.1
159,133		Union Pacific Corp.	33,134,673	0.4
69,111	(1),(2)	United Airlines Holdings, Inc.	2,989,051	0.0
168,897		United Parcel Service, Inc. - Class B	28,442,255	0.4
17,035	(1)	United Rentals, Inc.	3,950,587	0.1
38,395		Verisk Analytics, Inc.	7,970,418	0.1
91,814		Waste Management, Inc.	10,827,625	0.1
42,248		Westinghouse Air Brake Technologies Corp.	3,092,554	0.0
10,646		WW Grainger, Inc.	4,347,188	0.1
42,561		Xylem, Inc.	4,332,284	0.1
			627,697,497	8.2

		Information Technology: 26.8%
149,615		Accenture PLC	39,080,934	0.5
113,284	(1)	Adobe, Inc.	56,655,594	0.7
284,017	(1)	Advanced Micro Devices, Inc.	26,047,199	0.3
38,443	(1)	Akamai Technologies, Inc.	4,036,131	0.1
70,645		Amphenol Corp.	9,238,247	0.1
87,253		Analog Devices, Inc.	12,889,886	0.2
20,281	(1)	ANSYS, Inc.	7,378,228	0.1
3,774,038		Apple, Inc.	500,777,102	6.5
215,670		Applied Materials, Inc.	18,612,321	0.2
12,864	(1)	Arista Networks, Inc.	3,737,892	0.1
51,926	(1)	Autodesk, Inc.	15,855,085	0.2
101,263		Automatic Data Processing, Inc.	17,842,541	0.2
95,522		Broadcom, Inc.	41,824,308	0.5
27,303		Broadridge Financial Solutions, Inc. ADR	4,182,820	0.1
65,869	(1)	Cadence Design Systems, Inc.	8,986,508	0.1
33,766		CDW Corp.	4,450,021	0.1
997,845		Cisco Systems, Inc.	44,653,564	0.6
29,075		Citrix Systems, Inc.	3,782,658	0.1
126,254		Cognizant Technology Solutions Corp.	10,346,515	0.1
180,419		Corning, Inc.	6,495,084	0.1
60,079		DXC Technology Co.	1,547,034	0.0
14,547	(1)	F5 Networks, Inc.	2,559,399	0.0
146,532		Fidelity National Information Services, Inc.	20,728,417	0.3
135,779	(1)	Fiserv, Inc.	15,459,797	0.2
19,695	(1)	FleetCor Technologies, Inc.	5,373,387	0.1
30,970		Flir Systems, Inc.	1,357,415	0.0
31,817	(1)	Fortinet, Inc.	4,725,779	0.1
21,085	(1)	Gartner, Inc.	3,377,606	0.0
70,688		Global Payments, Inc.	15,227,609	0.2
303,922		Hewlett Packard Enterprise Co.	3,601,476	0.1
324,348		HP, Inc.	7,975,717	0.1
967,733		Intel Corp.	48,212,458	0.6
210,421		International Business Machines Corp.	26,487,795	0.3
62,047		Intuit, Inc.	23,568,553	0.3
8,433	(1)	IPG Photonics Corp.	1,887,221	0.0
18,022		Jack Henry & Associates, Inc.	2,919,384	0.0
77,866		Juniper Networks, Inc.	1,752,764	0.0
43,758	(1)	Keysight Technologies, Inc.	5,779,994	0.1
36,475		KLA Corp.	9,443,742	0.1
34,007		Lam Research Corp.	16,060,486	0.2
31,592		Leidos Holdings, Inc.	3,320,951	0.0
207,748		Mastercard, Inc. - Class A	74,153,571	1.0
63,122		Maxim Integrated Products	5,595,765	0.1
61,487		Microchip Technology, Inc.	8,491,970	0.1
262,885	(1)	Micron Technology, Inc.	19,763,694	0.3
1,785,393		Microsoft Corp.	397,107,111	5.2
40,032		Motorola Solutions, Inc.	6,807,842	0.1
52,752		NetApp, Inc.	3,494,292	0.0
139,769		NortonLifeLock, Inc.	2,904,400	0.0
146,175		Nvidia Corp.	76,332,585	1.0
447,939		Oracle Corp.	28,977,174	0.4
75,557		Paychex, Inc.	7,040,401	0.1
11,568	(1)	Paycom Software, Inc.	5,231,628	0.1
276,692	(1)	PayPal Holdings, Inc.	64,801,266	0.8
26,934	(1)	Qorvo, Inc.	4,478,316	0.1
267,083		Qualcomm, Inc.	40,687,424	0.5
216,075	(1)	Salesforce.com, Inc.	48,083,170	0.6
52,786	(2)	Seagate Technology	3,281,178	0.0
46,072	(1)	ServiceNow, Inc.	25,359,411	0.3
39,220		Skyworks Solutions, Inc.	5,995,954	0.1
36,040	(1)	Synopsys, Inc.	9,343,010	0.1
78,104		TE Connectivity Ltd.	9,456,051	0.1
39,214		Teradyne, Inc.	4,701,366	0.1
216,770		Texas Instruments, Inc.	35,578,460	0.5
9,523	(1)	Tyler Technologies, Inc.	4,156,980	0.1
23,713	(1)	VeriSign, Inc.	5,131,493	0.1
400,430		Visa, Inc. - Class A	87,586,054	1.1

See Accompanying Notes to Financial Statements

69

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

31,810	(1)	Vontier Corp.	1,062,454	0.0
71,847		Western Digital Corp.	3,979,605	0.1
97,085	(2)	Western Union Co.	2,130,045	0.0
39,352		Xerox Holdings Corp.	912,573	0.0
57,885		Xilinx, Inc.	8,206,356	0.1
12,590	(1)	Zebra Technologies Corp.	4,838,715	0.1
			2,063,909,936	26.8

		Materials: 2.5%
52,195		Air Products & Chemicals, Inc.	14,260,718	0.2
25,140	(2)	Albemarle Corp.	3,708,653	0.1
370,393		Amcor PLC	4,359,526	0.1
19,699		Avery Dennison Corp.	3,055,512	0.0
77,247		Ball Corp.	7,197,875	0.1
27,604		Celanese Corp. - Series A	3,586,864	0.0
50,516		CF Industries Holdings, Inc.	1,955,474	0.0
175,934		Corteva, Inc.	6,812,164	0.1
175,163		Dow, Inc.	9,721,546	0.1
173,297		DuPont de Nemours, Inc.	12,323,150	0.2
31,990		Eastman Chemical Co.	3,207,957	0.0
58,644		Ecolab, Inc.	12,688,216	0.2
30,642		FMC Corp.	3,521,685	0.0
343,091		Freeport-McMoRan, Inc.	8,927,228	0.1
25,252	(2)	International Flavors & Fragrances, Inc.	2,748,428	0.0
92,828		International Paper Co.	4,615,408	0.1
123,944		Linde PLC	32,660,483	0.4
60,718		LyondellBasell Industries NV - Class A	5,565,412	0.1
14,706		Martin Marietta Materials, Inc.	4,176,063	0.1
81,464		Mosaic Co.	1,874,487	0.0
189,711		Newmont Corp.	11,361,792	0.1
71,300		Nucor Corp.	3,792,447	0.1
22,394		Packaging Corp. of America	3,088,357	0.0
55,779		PPG Industries, Inc.	8,044,447	0.1
36,639		Sealed Air Corp.	1,677,700	0.0
19,303		Sherwin-Williams Co.	14,185,968	0.2
31,292		Vulcan Materials Co.	4,640,916	0.1
62,025		WestRock Co.	2,699,948	0.0
			196,458,424	2.5

		Real Estate: 2.3%
29,241		Alexandria Real Estate Equities, Inc.	5,211,331	0.1
104,900		American Tower Corp.	23,545,854	0.3
32,968		AvalonBay Communities, Inc.	5,289,056	0.1
33,450		Boston Properties, Inc.	3,162,028	0.0
79,217	(1)	CBRE Group, Inc.	4,968,490	0.1
101,850		Crown Castle International Corp.	16,213,502	0.2
66,160		Digital Realty Trust, Inc.	9,229,982	0.1
87,835		Duke Realty Corp.	3,510,765	0.0
21,041		Equinix, Inc.	15,027,061	0.2
80,874		Equity Residential	4,794,211	0.1
15,398		Essex Property Trust, Inc.	3,655,793	0.1
30,519		Extra Space Storage, Inc.	3,535,931	0.0
16,256		Federal Realty Investment Trust	1,383,711	0.0
127,133		Healthpeak Properties, Inc.	3,843,231	0.1
166,562		Host Hotels & Resorts, Inc.	2,436,802	0.0
68,051	(2)	Iron Mountain, Inc.	2,006,143	0.0
102,134		Kimco Realty Corp.	1,533,031	0.0
27,008		Mid-America Apartment Communities, Inc.	3,421,644	0.0
174,566		ProLogis, Inc.	17,397,248	0.2
35,917		Public Storage, Inc.	8,294,313	0.1
82,885		Realty Income Corp.	5,152,960	0.1
37,265		Regency Centers Corp.	1,698,911	0.0
26,240		SBA Communications Corp.	7,403,091	0.1
77,431		Simon Property Group, Inc.	6,603,316	0.1
17,137	(2)	SL Green Realty Corp.	1,021,022	0.0
69,541		UDR, Inc.	2,672,461	0.0
88,454		Ventas, Inc.	4,337,784	0.1
37,036		Vornado Realty Trust	1,382,924	0.0
98,546		Welltower, Inc.	6,368,043	0.1
176,266		Weyerhaeuser Co.	5,910,199	0.1
			181,010,838	2.3

		Utilities: 2.7%
157,069		AES Corp.	3,691,121	0.0
58,980		Alliant Energy Corp.	3,039,239	0.0
58,377		Ameren Corp.	4,556,909	0.1
117,221		American Electric Power Co., Inc.	9,760,993	0.1
42,807		American Water Works Co., Inc.	6,569,590	0.1
29,728		Atmos Energy Corp.	2,836,943	0.0
128,658		Centerpoint Energy, Inc.	2,784,159	0.0
67,617		CMS Energy Corp.	4,125,313	0.1
80,790		Consolidated Edison, Inc.	5,838,693	0.1
192,654		Dominion Energy, Inc.	14,487,581	0.2
45,709		DTE Energy Co.	5,549,530	0.1
173,795		Duke Energy Corp.	15,912,670	0.2
89,385		Edison International	5,615,166	0.1
47,285		Entergy Corp.	4,720,934	0.1
53,566		Evergy, Inc.	2,973,449	0.0
80,957		Eversource Energy	7,003,590	0.1
230,379		Exelon Corp.	9,726,601	0.1
128,131		FirstEnergy Corp.	3,922,090	0.1
462,631		NextEra Energy, Inc.	35,691,982	0.5
90,495		NiSource, Inc.	2,075,955	0.0
57,672		NRG Energy, Inc.	2,165,584	0.0
26,590		Pinnacle West Capital Corp.	2,125,870	0.0
181,557		PPL Corp.	5,119,907	0.1
119,455		Public Service Enterprise Group, Inc.	6,964,227	0.1
68,121		Sempra Energy	8,679,297	0.1
249,429		Southern Co.	15,322,423	0.2
74,489		WEC Energy Group, Inc.	6,855,223	0.1
124,086		Xcel Energy, Inc.	8,272,814	0.1
			206,387,853	2.7

	Total Common Stock
	(Cost $4,410,271,425)		7,476,123,591	97.1

See Accompanying Notes to Financial Statements

70

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

Principal				Percentage of Net
Amount †			Value	Assets
SHORT-TERM INVESTMENTS: 4.9%
		Repurchase Agreements: 2.4%
10,105,480	(3)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $10,105,591, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.628%, Market Value plus accrued interest $10,307,590, due 02/03/21-11/20/70)	10,105,480	0.1
6,352,016	(3)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $6,352,086, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $6,479,056, due 07/01/24-10/01/50)	6,352,016	0.1
8,582,962	(3)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $8,583,188, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $9,012,110, due 03/01/21-11/20/40)	8,582,962	0.1
29,988,753	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $29,988,983, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $30,588,528, due 01/25/21-10/15/62)	29,988,753	0.4
10,263,781	(3)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $10,263,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $10,469,057, due 01/14/21-01/20/69)	10,263,781	0.1
18,141,196	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $18,141,454, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $18,504,302, due 01/31/21-05/15/49)	18,141,196	0.2
25,102,663	(3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $25,102,856, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $25,604,716, due 01/26/21-01/01/51)	25,102,663	0.3
4,140,582	(3)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $4,140,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $4,223,394, due 01/04/21-12/01/50)	4,140,582	0.1
1,942,254	(3)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,942,267, collateralized by various U.S. Government Securities, 0.000%- 2.250%, Market Value plus accrued interest $1,981,099, due 03/02/21-08/15/29)	1,942,254	0.0

See Accompanying Notes to Financial Statements

71

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

11,725,571	(3)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $11,725,738, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $11,960,082, due 07/01/22-12/01/50)	11,725,571	0.2
13,397,811	(3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $13,398,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $13,665,966, due 02/18/21-01/15/62)	13,397,811	0.2
10,172,095	(3)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $10,172,240, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $10,379,294, due 02/28/25-05/31/25)	10,172,095	0.1
3,289,648	(3)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $3,289,724, collateralized by various U.S. Government Securities, 0.379%- 10.200%, Market Value plus accrued interest $3,433,851, due 05/13/21-11/01/40)	3,289,648	0.1
29,764,730	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $29,765,252, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $30,435,696, due 07/15/22-02/15/47)	29,764,730	0.4
1,867,850	(3)	Stonex Financial Inc., Repurchase Agreement dated 12/31/20, 0.14%, due 01/04/21 (Repurchase Amount $1,867,879, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $1,905,210, due 06/17/21-11/20/70)	1,867,850	0.0

	Total Repurchase Agreements
	(Cost $184,837,392)		184,837,392	2.4

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds(3): 2.5%
182,313,233	(3),(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	182,313,233	2.4
4,954,000	(3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	4,954,000	0.1
2,110,000	(3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,110,000	0.0
	Total Mutual Funds (Cost $189,377,233)		189,377,233	2.5

	Total Short-Term Investments (Cost $374,214,625)		374,214,625	4.9

	Total Investments in Securities
	(Cost $4,784,486,050)		$7,850,338,216	102.0
	Liabilities in Excess of Other Assets		(150,871,548)	(2.0)
	Net Assets		$7,699,466,668	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

72

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.3%
		Communication Services: 2.3%
2,400		ATN International, Inc.	$100,224	0.0
3,400	(1)	Cardlytics, Inc.	485,418	0.1
36,100	(1)	Cars.com, Inc.	407,930	0.1
115,300	(2)	Cinemark Holdings, Inc.	2,007,373	0.3
22,600		Cogent Communications Holdings, Inc.	1,353,062	0.2
38,900		EW Scripps Co.	594,781	0.1
56,200	(1)	Fluent, Inc.	298,422	0.0
30,400	(1)	Gray Television, Inc.	543,856	0.1
98,900	(1)	IDT Corp.	1,222,404	0.2
39,133	(1)	Liberty Latin America Ltd.	433,985	0.1
43,100	(1)	Liberty Latin America Ltd. - Class A	479,703	0.1
476,300	(1)	Liberty TripAdvisor Holdings, Inc.	2,067,142	0.3
59,100		Meredith Corp.	1,134,720	0.2
24,500	(1)	Ooma, Inc.	352,800	0.1
23,100	(2)	Sinclair Broadcast Group, Inc.	735,735	0.1
38,600		Spok Holdings, Inc.	429,618	0.1
31,000	(1)	Yelp, Inc.	1,012,770	0.2
			13,659,943	2.3

		Consumer Discretionary: 10.1%
6,950	(1)	Aaron’s Co., Inc./The	131,772	0.0
52,341		Acushnet Holdings Corp.	2,121,904	0.4
36,500	(1)	Adient plc	1,269,105	0.2
73,200	(1)	American Axle & Manufacturing Holdings, Inc.	610,488	0.1
6,300	(1)	American Public Education, Inc.	192,024	0.0
14,900	(2)	Bed Bath & Beyond, Inc.	264,624	0.0
11,600		Big Lots, Inc.	497,988	0.1
39,000		Bloomin Brands, Inc.	757,380	0.1
6,900		Boyd Gaming Corp.	296,148	0.1
16,781	(1)	Bright Horizons Family Solutions, Inc.	2,902,945	0.5
19,000		Brinker International, Inc.	1,074,830	0.2
55,598		Brunswick Corp.	4,238,792	0.7
23,400	(1)	Caesars Entertainment, Inc.	1,737,918	0.3
24,251		Carter’s, Inc.	2,281,292	0.4
22,900		Cooper Tire & Rubber Co.	927,450	0.2
29,600		Core-Mark Holding Co., Inc.	869,352	0.1
86,100		Dana, Inc.	1,680,672	0.3
11,850	(1)	Deckers Outdoor Corp.	3,398,343	0.6
4,400	(2)	Dillards, Inc.	277,420	0.0
8,800		Dine Brands Global, Inc.	510,400	0.1
14,100	(1)	Genesco, Inc.	424,269	0.1
13,440	(1)	Groupon, Inc.	510,653	0.1
38,800		Guess?, Inc.	877,656	0.1
2,800	(1)	Helen of Troy Ltd.	622,132	0.1
22,400	(1)	Hibbett Sports, Inc.	1,034,432	0.2
16,600		Hooker Furniture Corp.	535,350	0.1
203,300	(1)	Houghton Mifflin Harcourt Co.	676,989	0.1
17,900		KB Home	600,008	0.1
27,236		LCI Industries	3,531,964	0.6
39,860	(1)	Leslie’s, Inc.	1,106,115	0.2
43,000		Lifetime Brands, Inc.	653,600	0.1
27,200	(2)	Macy’s, Inc.	306,000	0.1
13,100	(1)	MarineMax, Inc.	458,893	0.1
8,600		Marriott Vacations Worldwide Corp.	1,180,092	0.2
9,600	(1)	Meritage Homes Corp.	795,072	0.1
19,943	(1)	Monarch Casino & Resort, Inc.	1,220,910	0.2
23,800		Movado Group, Inc.	395,556	0.1
31,780	(1)	National Vision Holdings, Inc.	1,439,316	0.2
22,796		ODP Corp./The	667,923	0.1
5,400	(1),(2)	Overstock.com, Inc.	259,038	0.0
17,192	(1)	Penn National Gaming, Inc.	1,484,873	0.3
29,606	(1)	Planet Fitness, Inc.	2,298,314	0.4
6,860		Pool Corp.	2,555,350	0.4
44,400		Rent-A-Center, Inc.	1,700,076	0.3
10,100	(1)	Scientific Games Corp.	419,049	0.1
26,900		Signet Jewelers Ltd.	733,563	0.1
32,600	(1)	Taylor Morrison Home Corp.	836,190	0.1
19,510		Thor Industries, Inc.	1,814,235	0.3
11,900	(1)	Tupperware Brands Corp.	385,441	0.1
13,700	(1)	Universal Electronics, Inc.	718,702	0.1
110,509		Wendy’s Company	2,422,357	0.4
13,400	(1)	WW International, Inc.	326,960	0.1
17,100	(1)	Zumiez, Inc.	628,938	0.1
			59,660,863	10.1

		Consumer Staples: 3.6%
2,500		Andersons, Inc.	61,275	0.0
113,306	(1)	BJ’s Wholesale Club Holdings, Inc.	4,224,048	0.7
6,800		Bunge Ltd.	445,944	0.1
14,733		Casey’s General Stores, Inc.	2,631,608	0.5
26,000	(1)	Central Garden & Pet Co. - Class A - CENTA	944,580	0.2
600		Coca-Cola Consolidated, Inc.	159,762	0.0
25,900		Edgewell Personal Care Co.	895,622	0.2
2,900		Medifast, Inc.	569,386	0.1
150,873	(1)	Performance Food Group Co.	7,183,064	1.2
7,800		Pricesmart, Inc.	710,502	0.1
171,462		Primo Water Corp.	2,688,524	0.5
1,800		Sanderson Farms, Inc.	237,960	0.0
4,900	(1)	Seneca Foods Corp.	195,510	0.0
			20,947,785	3.6

		Energy: 1.4%
9,800		Arch Resources, Inc.	428,946	0.1
62,100		Berry Corp.	228,528	0.0
6,400	(1)	Bonanza Creek Energy, Inc.	123,712	0.0
18,400		Cactus, Inc.	479,688	0.1
4,500	(1)	ChampionX Corp.	68,850	0.0
18,200	(1)	CNX Resources Corp.	196,560	0.0
16,300		CVR Energy, Inc.	242,870	0.1
31,300	(1)	Dorian L.P.G Ltd.	381,547	0.1
61,600		Falcon Minerals Corp.	194,040	0.0
13,100	(1)	Green Plains, Inc.	172,527	0.0

See Accompanying Notes to Financial Statements

73

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

13,200	(1)	Helix Energy Solutions Group, Inc.	55,440	0.0
71,600	(1)	Magnolia Oil & Gas Corp.	505,496	0.1
35,700	(1),(2)	Matador Resources Co.	430,542	0.1
17,600	(1)	National Energy Services Reunited Corp.	174,768	0.0
48,400	(1)	NexTier Oilfield Solutions, Inc.	166,496	0.0
32,800	(1)	Oil States International, Inc.	164,656	0.0
23,700	(1)	Par Pacific Holdings, Inc.	331,326	0.1
27,800		Patterson-UTI Energy, Inc.	146,228	0.0
29,300	(1)	PDC Energy, Inc.	601,529	0.1
32,600	(1)	Renewable Energy Group, Inc.	2,308,732	0.4
1,400	(1)	REX American Resources Corp.	102,858	0.0
92,400	(1)	Select Energy Services, Inc.	378,840	0.1
39,500		Solaris Oilfield Infrastructure, Inc.	321,530	0.1
5,300	(1)	Talos Energy, Inc.	43,672	0.0
			8,249,381	1.4

		Financials: 16.5%
11,700	(1)	Ambac Financial Group, Inc.	179,946	0.0
14,400		American Equity Investment Life Holding Co.	398,304	0.1
8,782		Ameris Bancorp.	334,331	0.1
16,300		Apollo Commercial Real Estate Finance, Inc.	182,071	0.0
13,900		Ares Commercial Real Estate Corp.	165,549	0.0
8,300		Argo Group International Holdings Ltd.	362,710	0.1
3,500		Artisan Partners Asset Management, Inc.	176,190	0.0
62,183	(1)	Assetmark Financial Holdings, Inc.	1,504,829	0.3
13,500		Associated Banc-Corp.	230,175	0.0
38,400	(1)	Bancorp, Inc.	524,160	0.1
37,300		Bank of NT Butterfield & Son Ltd.	1,162,268	0.2
88,158		BankUnited, Inc.	3,066,135	0.5
5,800		Bar Harbor Bankshares	131,022	0.0
11,400		Blackstone Mortgage Trust, Inc.	313,842	0.1
54,300	(1)	Blucora, Inc.	863,913	0.2
7,700		Brightsphere Investment Group, Inc.	148,456	0.0
7,700		Business First Bancshares, Inc.	156,772	0.0
2,400	(1)	California BanCorp	37,344	0.0
2,900	(1)	Capital Bancorp, Inc.	40,397	0.0
6,500		Capstar Financial Holdings, Inc.	95,875	0.0
6,500		Cathay General Bancorp.	209,235	0.0
1,400		CB Financial Services, Inc.	28,014	0.0
–		Central Valley Community Bancorp	–	–
29,100		CNO Financial Group, Inc.	646,893	0.1
2,900		Cohen & Steers, Inc.	215,470	0.0
8,800		Colony Credit Real Estate, Inc.	66,000	0.0
43,471		Commerce Bancshares, Inc.	2,856,045	0.5
1,247		Community Trust Bancorp, Inc.	46,201	0.0
62,200		ConnectOne Bancorp, Inc.	1,230,938	0.2
20,200		Cowen, Inc.	524,998	0.1
26,230		Cullen/Frost Bankers, Inc.	2,288,043	0.4
28,600	(1)	Customers Bancorp, Inc.	519,948	0.1
16,240		Eaton Vance Corp.	1,103,183	0.2
1,600		Ellington Financial, Inc.	23,744	0.0
9,400	(1)	Enova International, Inc.	232,838	0.0
1,300		Enterprise Financial Services Corp.	45,435	0.0
1,900		ESSA Bancorp, Inc.	28,500	0.0
29,000		Essent Group Ltd.	1,252,800	0.2
39,700		Federated Hermes, Inc.	1,146,933	0.2
7,200		FedNat Holding Co.	42,624	0.0
14,600		Financial Institutions, Inc.	328,500	0.1
142,700		First BanCorp. Puerto Rico	1,315,694	0.2
3,600		First Bank/Hamilton NJ	33,768	0.0
3,700		First Business Financial Services, Inc.	68,117	0.0
1,300		First Choice Bancorp	24,037	0.0
2,800		First Community Bancshares, Inc.	60,424	0.0
95,897		First Financial Bancorp.	1,681,074	0.3
105,887		First Hawaiian, Inc.	2,496,815	0.4
314,810		First Horizon Corp.	4,016,976	0.7
4,600		First Internet Bancorp	132,204	0.0
36,100		Flagstar Bancorp, Inc.	1,471,436	0.3
75,191	(1)	Focus Financial Partners, Inc.	3,270,808	0.6
1,400		FS Bancorp, Inc.	76,720	0.0
6,700		Granite Point Mortgage Trust, Inc.	66,933	0.0
2,100		Great Ajax Corp.	21,966	0.0
5,300		Great Southern Bancorp., Inc.	259,170	0.1
16,900	(1)	Green Dot Corp.	943,020	0.2
19,200		Hancock Whitney Corp.	653,184	0.1
27,050		Hanmi Financial Corp.	306,747	0.1
9,500		HBT Financial, Inc.	143,925	0.0
3,500		Heritage Insurance Holdings, Inc.	35,455	0.0
21,400		Hilltop Holdings, Inc.	588,714	0.1
7,600		HomeStreet, Inc.	256,500	0.1
1,900		Horace Mann Educators Corp.	79,876	0.0
7,100		Investar Holding Corp.	117,434	0.0
173,500		Investors Bancorp, Inc.	1,832,160	0.3
3,500		James River Group Holdings Ltd.	172,025	0.0
26,100		Kearny Financial Corp./MD	275,616	0.1
14,952		Kinsale Capital Group, Inc.	2,992,344	0.5
3,700		KKR Real Estate Finance Trust, Inc.	66,304	0.0
60,100		Ladder Capital Corp.	587,778	0.1
86,642		Lazard Ltd.	3,664,957	0.6
9,800		Luther Burbank Corp.	96,040	0.0

See Accompanying Notes to Financial Statements

74

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

–		Macatawa Bank Corp.	–	–
2,300		Meridian Corp.	47,840	0.0
3,000	(1)	Metropolitan Bank Holding Corp.	108,810	0.0
43,200		MGIC Investment Corp.	542,160	0.1
2,500		Mid Penn Bancorp, Inc.	54,750	0.0
1,400	(1)	MMA Capital Holdings, Inc.	34,440	0.0
64,501		Moelis & Co.	3,016,067	0.5
15,145		Morningstar, Inc.	3,507,128	0.6
33,300	(1)	Mr Cooper Group, Inc.	1,033,299	0.2
9,900		Nelnet, Inc.	705,276	0.1
7,800		New York Mortgage Trust, Inc.	28,782	0.0
9,500	(1)	NMI Holdings, Inc.	215,175	0.0
3,300		Northeast Bank	74,316	0.0
66,200		OceanFirst Financial Corp.	1,233,306	0.2
10,700		OP Bancorp	82,390	0.0
14,400	(1)	Oportun Financial Corp.	278,928	0.1
19,525		PacWest Bancorp	495,935	0.1
6,200		Peapack-Gladstone Financial Corp.	141,112	0.0
11,000		PennyMac Financial Services, Inc.	721,820	0.1
47,700		PennyMac Mortgage Investment Trust	839,043	0.2
3,800		Piper Sandler Cos	383,420	0.1
24,600		Popular, Inc.	1,385,472	0.2
11,400		ProAssurance Corp.	202,806	0.0
13,900		PROG Holdings, Inc.	748,793	0.1
15,900	(1)	ProSight Global, Inc.	203,997	0.0
20,300		Provident Bancorp, Inc.	243,600	0.1
62,900		Provident Financial Services, Inc.	1,129,684	0.2
49,700		Radian Group, Inc.	1,006,425	0.2
3,900		RBB Bancorp	59,982	0.0
56,600		Redwood Trust, Inc.	496,948	0.1
36,469		RLI Corp.	3,798,246	0.7
28,700	(1)	Select Bancorp, Inc.	271,789	0.1
2,600		Selective Insurance Group	174,148	0.0
80,623	(1)	Selectquote, Inc.	1,672,927	0.3
4,900		Shore Bancshares, Inc.	71,540	0.0
2,300		Sierra Bancorp.	55,016	0.0
30,971		Signature Bank	4,190,067	0.7
1,400		Standard AVB Financial Corp.	45,626	0.0
45,100	(1),(2)	StepStone Group, Inc.	1,794,980	0.3
20,400		Sterling Bancorp	366,792	0.1
3,000		Stewart Information Services Corp.	145,080	0.0
22,750		Stifel Financial Corp.	1,147,965	0.2
18,100		Synovus Financial Corp.	585,897	0.1
21,100		TPG RE Finance Trust, Inc.	224,082	0.0
30,900		Two Harbors Investment Corp.	196,833	0.0
63,000		Umpqua Holdings Corp.	953,820	0.2
14,200		United Community Banks, Inc./GA	403,848	0.1
21,000		United Insurance Holdings Corp.	120,120	0.0
3,200		Virtus Investment Partners, Inc.	694,400	0.1
18,100		Walker & Dunlop, Inc.	1,665,562	0.3
60,639		Western Alliance Bancorp.	3,635,308	0.6
58,001		Wintrust Financial Corp.	3,543,281	0.6
33,200		Zions Bancorp NA	1,442,208	0.3
			96,940,091	16.5

		Health Care: 16.6%
144,500	(1)	Accuray, Inc.	602,565	0.1
64,000	(1)	AdaptHealth Corp.	2,403,840	0.4
7,600	(1)	Adaptive Biotechnologies Corp.	449,388	0.1
26,000	(1)	Akebia Therapeutics, Inc.	72,800	0.0
21,900	(1)	Alector, Inc.	331,347	0.1
21,100	(1),(2)	Allogene Therapeutics, Inc.	532,564	0.1
57,900	(1)	Alphatec Holdings, Inc.	840,708	0.1
40,500	(1)	American Renal Associates Holdings, Inc.	463,725	0.1
44,000	(1)	Amicus Therapeutics, Inc.	1,015,960	0.2
13,700	(1)	AMN Healthcare Services, Inc.	935,025	0.2
37,500	(1)	AnaptysBio, Inc.	806,250	0.1
16,900	(1)	Apollo Medical Holdings, Inc.	308,763	0.1
67,900	(1)	Apyx Medical Corp.	488,880	0.1
23,100	(1)	Arrowhead Pharmaceuticals, Inc.	1,772,463	0.3
700	(1)	Arvinas, Inc.	59,451	0.0
20,000	(1)	Assembly Biosciences, Inc.	121,000	0.0
4,000	(1)	Atara Biotherapeutics, Inc.	78,520	0.0
35,900	(1)	AxoGen, Inc.	642,610	0.1
9,500	(1),(2)	Berkeley Lights, Inc.	849,395	0.1
3,200	(1)	Bluebird Bio, Inc.	138,464	0.0
9,400	(1)	Blueprint Medicines Corp.	1,054,210	0.2
11,100	(1),(2)	Bridgebio Pharma, Inc.	789,321	0.1
35,876		Cantel Medical Corp.	2,829,181	0.5
12,800	(1)	Cara Therapeutics, Inc.	193,664	0.0
12,600	(1)	CareDx, Inc.	912,870	0.2
24,666	(1)	Catalent, Inc.	2,566,991	0.4
92,200	(1)	Catalyst Pharmaceuticals, Inc.	307,948	0.1
42,557	(1),(2)	Certara, Inc.	1,435,022	0.2
4,880		Chemed Corp.	2,599,137	0.4
28,160	(1)	Chinook Therapeutics, Inc.	446,618	0.1
28,400	(1)	Coherus Biosciences, Inc.	493,592	0.1
14,500	(1)	Concert Pharmaceuticals, Inc.	183,280	0.0
900		Conmed Corp.	100,800	0.0
79,736	(1)	Covetrus, Inc.	2,291,613	0.4
69,300	(1)	Cross Country Healthcare, Inc.	614,691	0.1
37,100	(1)	Cutera, Inc.	894,481	0.2
32,800	(1)	Dicerna Pharmaceuticals, Inc.	722,584	0.1
62,079		Encompass Health Corp.	5,133,313	0.9
215,600	(1)	Endo International PLC	1,548,008	0.3
66,079	(1)	Envista Holdings Corp.	2,228,845	0.4
10,900	(1),(2)	Esperion Therapeutics, Inc.	283,400	0.0
9,400	(1)	FibroGen, Inc.	348,646	0.1
6,200	(1)	Gritstone Oncology, Inc.	24,428	0.0
20,400	(1)	Hanger, Inc.	448,596	0.1
44,732	(1)	HealthEquity, Inc.	3,118,268	0.5

See Accompanying Notes to Financial Statements

75

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

46,600	(1),(2)	Heron Therapeutics, Inc.	986,289	0.2
83,327	(1)	HMS Holdings Corp.	3,062,267	0.5
16,900	(1)	Homology Medicines, Inc.	190,801	0.0
29,300	(1)	Horizon Therapeutics Plc	2,143,295	0.4
15,484	(1)	ICU Medical, Inc.	3,321,163	0.6
19,700	(1)	Inogen, Inc.	880,196	0.2
19,900	(1)	Insmed, Inc.	662,471	0.1
3,500	(1)	Integer Holdings Corp.	284,165	0.0
41,700	(1)	Intersect ENT, Inc.	954,930	0.2
66,000		Invacare Corp.	590,700	0.1
17,900	(1)	Jounce Therapeutics, Inc.	125,300	0.0
30,500	(1),(2)	Kronos Bio, Inc.	911,035	0.2
2,800	(1)	Kura Oncology, Inc.	91,448	0.0
175,700	(1)	Lannett Co., Inc.	1,145,564	0.2
2,200	(1)	LHC Group, Inc.	469,304	0.1
15,900	(1)	Magellan Health, Inc.	1,317,156	0.2
8,800	(1)	Mednax, Inc.	215,952	0.0
15,200	(1)	MeiraGTx Holdings plc	230,128	0.0
20,512	(1)	Molina Healthcare, Inc.	4,362,492	0.7
265,300	(1)	Mustang Bio, Inc.	1,004,160	0.2
10,300	(1)	Natera, Inc.	1,025,056	0.2
19,400		National Healthcare Corp.	1,288,354	0.2
17,000	(1)	Natus Medical, Inc.	340,680	0.1
32,200	(1)	NextGen Healthcare, Inc.	587,328	0.1
29,100	(1)	NGM Biopharmaceuticals, Inc.	881,584	0.2
9,100	(1)	NuVasive, Inc.	512,603	0.1
3,000	(1)	Omnicell, Inc.	360,060	0.1
36,600	(1)	Orthofix Medical, Inc.	1,573,068	0.3
10,000	(1)	Outset Medical, Inc.	568,400	0.1
48,600		Owens & Minor, Inc.	1,314,630	0.2
40,300	(1)	Personalis, Inc.	1,475,383	0.3
7,700		Phibro Animal Health Corp.	149,534	0.0
64,450		Premier, Inc.	2,262,195	0.4
5,107	(1)	Progyny, Inc.	216,486	0.0
4,100	(1)	Providence Service Corp.	568,383	0.1
2,300	(1)	Radius Health, Inc.	41,078	0.0
3,900	(1)	Revance Therapeutics, Inc.	110,526	0.0
6,800	(1)	REVOLUTION Medicines, Inc.	269,212	0.0
11,300	(1)	Rhythm Pharmaceuticals, Inc.	335,949	0.1
9,400	(1)	Sage Therapeutics, Inc.	813,194	0.1
4,100	(1)	Sarepta Therapeutics, Inc.	699,009	0.1
11,300	(1)	Schrodinger, Inc./United States	894,734	0.2
14,908	(1),(2)	Seer, Inc.	836,935	0.1
53,100	(1)	Select Medical Holdings Corp.	1,468,746	0.2
27,500	(1)	SI-BONE, Inc.	822,250	0.1
40,300	(1)	Sientra, Inc.	156,767	0.0
28,633	(1)	Spruce Biosciences, Inc.	696,068	0.1
28,100	(1)	Surgery Partners, Inc.	815,181	0.1
5,200	(1)	Sutro Biopharma, Inc.	112,892	0.0
51,426	(1)	Syneos Health, Inc.	3,503,653	0.6
107,600	(1)	Syros Pharmaceuticals, Inc.	1,167,460	0.2
10,600	(1)	TCR2 Therapeutics, Inc.	327,858	0.1
74,200	(1),(2)	TherapeuticsMD, Inc.	89,782	0.0
43,400	(1)	Tivity Health, Inc.	850,206	0.1
42,000	(1),(2)	Translate Bio, Inc.	774,060	0.1
3,300		Utah Medical Products, Inc.	278,190	0.0
13,400	(1),(2)	Viela Bio, Inc.	481,998	0.1
–	(1),(2)	ViewRay, Inc.	–	–
14,700	(1),(2)	Vir Biotechnology, Inc.	393,666	0.1
39,300	(1)	VYNE Therapeutics, Inc.	62,094	0.0
71,800	(1)	WaVe Life Sciences Ltd.	565,066	0.1
8,500	(1)	Xencor, Inc.	370,855	0.1
1,500	(1)	Y-mAbs Therapeutics, Inc.	74,265	0.0
17,700	(1)	Zogenix, Inc.	353,823	0.1
31,449	(1),(2)	Zynerba Pharmaceuticals, Inc.	103,782	0.0
			98,025,084	16.6

		Industrials: 18.5%
26,100		AAR Corp.	945,342	0.2
38,400		ABM Industries, Inc.	1,453,056	0.2
59,450		ACCO Brands Corp.	502,352	0.1
3,500		Advanced Drainage Systems, Inc.	292,530	0.0
2,900	(1)	Aerojet Rocketdyne Holdings, Inc.	153,265	0.0
7,800		Alaska Air Group, Inc.	405,600	0.1
1,600		Albany International Corp.	117,472	0.0
5,100		Allegiant Travel Co.	965,124	0.2
59,965		Altra Industrial Motion Corp.	3,323,860	0.6
44,420		Applied Industrial Technologies, Inc.	3,464,316	0.6
62,900		ArcBest Corp.	2,683,943	0.5
44,100		Argan, Inc.	1,962,009	0.3
24,900	(1)	Astronics Corp.	329,427	0.1
43,300	(1)	Atkore International Group, Inc.	1,780,063	0.3
900	(1)	Atlas Air Worldwide Holdings, Inc.	49,086	0.0
9,700		Barnes Group, Inc.	491,693	0.1
20,500		Barrett Business Services, Inc.	1,398,305	0.2
14,000	(1)	Beacon Roofing Supply, Inc.	562,660	0.1
13,500	(1)	BMC Stock Holdings, Inc.	724,680	0.1
13,600		Boise Cascade Co.	650,080	0.1
48,144		Brady Corp.	2,542,966	0.4
7,600		Brink’s Co.	547,200	0.1
40,800	(1)	Builders FirstSource, Inc.	1,665,048	0.3
33,619	(1)	Casella Waste Systems, Inc.	2,082,697	0.4
15,300	(1)	CBIZ, Inc.	407,133	0.1
3,000	(1)	CIRCOR International, Inc.	115,320	0.0
15,300		Columbus McKinnon Corp.	588,132	0.1
19,500		Comfort Systems USA, Inc.	1,026,870	0.2
26,441		CoreLogic, Inc.	2,044,418	0.3
33,500	(1)	Cornerstone Building Brands, Inc.	310,880	0.1
71,200		Costamare, Inc.	589,536	0.1
35,072		Douglas Dynamics, Inc.	1,500,029	0.3
7,100	(1)	Ducommun, Inc.	381,270	0.1
5,800	(1)	Echo Global Logistics, Inc.	155,556	0.0
12,400		EMCOR Group, Inc.	1,134,104	0.2

See Accompanying Notes to Financial Statements

76

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

15,091		Fortune Brands Home & Security, Inc.	1,293,600	0.2
92,757	(1)	Gates Industrial Corp. PLC	1,183,579	0.2
4,400	(1)	Gencor Industries, Inc.	54,120	0.0
2,600	(1)	Generac Holdings, Inc.	591,266	0.1
5,500	(1)	Gibraltar Industries, Inc.	395,670	0.1
32,900	(1)	GMS, Inc.	1,002,792	0.2
61,900	(1)	Great Lakes Dredge & Dock Corp.	815,223	0.1
18,300		Heidrick & Struggles International, Inc.	537,654	0.1
12,900		Herman Miller, Inc.	436,020	0.1
12,100		HNI Corp.	416,966	0.1
25,700	(1)	HUB Group, Inc.	1,464,900	0.2
65,681	(1)	IAA, Inc.	4,267,951	0.7
4,700		Insperity, Inc.	382,674	0.1
12,900		KAR Auction Services, Inc.	240,069	0.0
22,700		Kelly Services, Inc.	466,939	0.1
13,100		Kforce, Inc.	551,379	0.1
62,291		Knight-Swift Transportation Holdings, Inc.	2,605,010	0.4
47,600		Knoll, Inc.	698,768	0.1
51,200		Korn Ferry	2,227,200	0.4
19,670		Landstar System, Inc.	2,648,762	0.4
39,832		Lincoln Electric Holdings, Inc.	4,630,470	0.8
23,400	(1)	Manitowoc Co., Inc./The	311,454	0.1
22,900	(1)	Mastec, Inc.	1,561,322	0.3
21,500	(1)	Meritor, Inc.	600,065	0.1
2,800		Moog, Inc.	222,040	0.0
29,804		MSA Safety, Inc.	4,452,420	0.8
6,200		Mueller Industries, Inc.	217,682	0.0
6,836		Nordson Corp.	1,373,694	0.2
61,300	(1)	NOW, Inc.	440,134	0.1
5,400		Park Aerospace Corp.	72,414	0.0
3,200		Park-Ohio Holdings Corp.	98,880	0.0
4,100		Powell Industries, Inc.	120,909	0.0
28,600		Primoris Services Corp.	789,646	0.1
51,000		Quad/Graphics, Inc.	194,820	0.0
15,900		Quanex Building Products Corp.	352,503	0.1
25,888	(1)	RBC Bearings, Inc.	4,634,988	0.8
46,800		Steelcase, Inc.	634,140	0.1
31,881	(1)	Stericycle, Inc.	2,210,310	0.4
38,800	(1)	Sterling Construction Co., Inc.	722,068	0.1
11,200	(1)	Team, Inc.	122,080	0.0
54,300		Terex Corp.	1,894,527	0.3
69,945		Toro Co.	6,633,584	1.1
12,400	(1)	TriNet Group, Inc.	999,440	0.2
9,200		Triumph Group, Inc.	115,552	0.0
29,100	(1)	TrueBlue, Inc.	543,879	0.1
25,900	(1)	Tutor Perini Corp.	335,405	0.1
4,400		UFP Industries, Inc.	244,420	0.0
11,800	(1)	Vectrus, Inc.	586,696	0.1
10,000	(1)	Veritiv Corp.	207,900	0.0
167,873	(1)	Welbilt, Inc.	2,215,924	0.4
38,200	(1)	Wesco International, Inc.	2,998,700	0.5
202,017	(1)	WillScot Mobile Mini Holdings Corp.	4,680,734	0.8
33,259		Woodward, Inc.	4,041,966	0.7
			108,887,330	18.5

		Information Technology: 14.0%
3,800	(1)	ACI Worldwide, Inc.	146,034	0.0
7,300	(1)	Advanced Energy Industries, Inc.	707,881	0.1
53,395	(1),(2)	Allegro MicroSystems, Inc.	1,423,511	0.2
37,700	(1)	Alpha & Omega Co.	891,228	0.2
22,300		American Software, Inc.	382,891	0.1
39,500		Amkor Technology, Inc.	595,660	0.1
4,100	(1),(2)	Appian Corp.	664,569	0.1
14,900	(1)	Asana, Inc.	440,295	0.1
20,191	(1)	Aspen Technology, Inc.	2,629,878	0.5
55,100	(1)	Avaya Holdings Corp.	1,055,165	0.2
21,839		Badger Meter, Inc.	2,054,176	0.4
27,600		Bel Fuse, Inc.	414,828	0.1
61,800		Benchmark Electronics, Inc.	1,669,218	0.3
16,000	(2)	Bentley Systems, Inc.	648,160	0.1
11,270	(1)	Bill.com Holdings, Inc.	1,538,355	0.3
7,100	(1)	Cerence, Inc.	713,408	0.1
4,700	(1)	Ciena Corp.	248,395	0.0
25,263		CMC Materials, Inc.	3,822,292	0.7
51,100	(1)	Cornerstone OnDemand, Inc.	2,250,444	0.4
57,100	(1)	Diebold Nixdorf, Inc.	608,686	0.1
15,000	(1)	Digital Turbine, Inc.	848,400	0.1
18,272	(1)	Duck Creek Technologies, Inc.	791,178	0.1
119,200	(1)	eGain Corp.	1,407,752	0.2
35,531	(1)	Envestnet, Inc.	2,923,846	0.5
29,200	(1)	Evo Payments, Inc.	788,692	0.1
115,500	(1)	Extreme Networks, Inc.	795,795	0.1
13,900	(1)	Fabrinet	1,078,501	0.2
36,500	(1)	GSI Technology, Inc.	270,100	0.0
22,140	(1)	Guidewire Software, Inc.	2,850,082	0.5
15,300	(1)	Ichor Holdings Ltd.	461,219	0.1
3,400	(1)	Itron, Inc.	326,060	0.1
14,600	(1)	j2 Global, Inc.	1,426,274	0.2
4,600	(1),(2)	JFrog Ltd.	289,018	0.1
52,200		KBR, Inc.	1,614,546	0.3
4,975	(1)	Kimball Electronics, Inc.	79,550	0.0
63,264	(1)	Medallia, Inc.	2,101,630	0.4
21,500		Methode Electronics, Inc.	823,020	0.1
6,200	(1)	MicroStrategy, Inc.	2,409,010	0.4
4,100	(1)	Model N, Inc.	146,288	0.0
10,762	(1),(2)	nCino, Inc.	779,276	0.1
20,500		NIC, Inc.	529,515	0.1
70,919	(1)	nLight, Inc.	2,315,505	0.4
17,497	(1)	Novanta, Inc.	2,068,495	0.4
4,000		NVE Corp.	224,720	0.0
29,400		PCTEL, Inc.	193,158	0.0
11,600	(1)	PDF Solutions, Inc.	250,560	0.0
24,800		Perspecta, Inc.	597,184	0.1
93,200	(1)	Photronics, Inc.	1,040,112	0.2
50,580		Power Integrations, Inc.	4,140,479	0.7
14,412	(1),(2)	PubMatic, Inc.	402,960	0.1
40,419	(1)	Q2 Holdings, Inc.	5,114,216	0.9
9,000	(1)	Rambus, Inc.	157,140	0.0
43,548	(1),(2)	RealPage, Inc.	3,799,128	0.6
50,000	(1)	Rimini Street, Inc.	221,500	0.0
65,300	(1)	Sanmina Corp.	2,082,417	0.4
31,100	(1)	Scansource, Inc.	820,418	0.1
10,800		Science Applications International Corp.	1,022,112	0.2
24,500	(1)	SMART Global Holdings, Inc.	921,935	0.2
111,683	(1)	Startek, Inc.	839,856	0.1
30,700		TTEC Holdings, Inc.	2,238,951	0.4

See Accompanying Notes to Financial Statements

77

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

17,700	(1)	Ultra Clean Holdings, Inc.	551,355	0.1
17,000	(1)	Verint Systems, Inc.	1,142,060	0.2
33,400		Vishay Intertechnology, Inc.	691,714	0.1
23,100	(1)	Vishay Precision Group, Inc.	727,188	0.1
21,948	(1)	WEX, Inc.	4,467,076	0.8
35,200	(1)	Zuora, Inc.	490,336	0.1
			82,165,401	14.0

		Materials: 5.8%
15,200	(1)	Alcoa Corp.	350,360	0.1
31,900	(1)	Allegheny Technologies, Inc.	534,963	0.1
51,446		Aptargroup, Inc.	7,042,443	1.2
16,200	(1)	Arconic Corp.	482,760	0.1
30,800		Avient Corp.	1,240,624	0.2
5,400		Carpenter Technology Corp.	157,248	0.0
56,100		Cleveland-Cliffs, Inc.	816,816	0.1
72,300		Commercial Metals Co.	1,485,042	0.3
25,584	(1)	Crown Holdings, Inc.	2,563,517	0.4
15,100		Domtar Corp.	477,915	0.1
14,500		FutureFuel Corp.	184,150	0.0
75,754	(1)	GCP Applied Technologies, Inc.	1,791,582	0.3
5,000		Glatfelter Corp.	81,900	0.0
8,900	(1)	Ingevity Corp.	673,997	0.1
3,100		Kaiser Aluminum Corp.	306,590	0.1
32,600	(1)	Koppers Holdings, Inc.	1,015,816	0.2
3,300	(1)	Kraton Corp.	91,707	0.0
24,600		Louisiana-Pacific Corp.	914,382	0.2
5,900		Minerals Technologies, Inc.	366,508	0.1
9,700		Myers Industries, Inc.	201,566	0.0
4,900		Neenah, Inc.	271,068	0.0
42,200		O-I Glass, Inc.	502,180	0.1
23,100		Orion Engineered Carbons SA	395,934	0.1
79,837	(1)	Pactiv Evergreen, Inc.	1,448,243	0.2
106,073		PQ Group Holdings, Inc.	1,512,601	0.3
14,109		Quaker Chemical Corp.	3,575,079	0.6
41,100		Schweitzer-Mauduit International, Inc.	1,652,631	0.3
7,400	(1)	Summit Materials, Inc.	148,592	0.0
99,900		SunCoke Energy, Inc.	434,565	0.1
11,200		Trinseo SA	573,552	0.1
66,600		Tronox Holdings PLC	973,692	0.2
14,400	(1)	US Concrete, Inc.	575,568	0.1
23,300		Verso Corp.	280,066	0.0
36,300		Warrior Met Coal, Inc.	773,916	0.1
4,100		Worthington Industries, Inc.	210,494	0.0
			34,108,067	5.8

		Real Estate: 6.3%
9,900		Acadia Realty Trust	140,481	0.0
2,400		Agree Realty Corp.	159,792	0.0
16,200		Alexander & Baldwin, Inc.	278,316	0.1
4,900		American Assets Trust, Inc.	141,512	0.0
46,752		American Campus Communities, Inc.	1,999,583	0.3
28,500		American Finance Trust, Inc.	211,755	0.0
54,900		Armada Hoffler Properties, Inc.	615,978	0.1
24,800		Broadstone Net Lease, Inc.	485,584	0.1
4,000		BRT Apartments Corp.	60,800	0.0
4,700		CareTrust REIT, Inc.	104,246	0.0
35,400		CatchMark Timber Trust, Inc.	331,344	0.1
4,800		Centerspace	339,072	0.1
4,900		Chatham Lodging Trust	52,920	0.0
57,700		City Office REIT, Inc.	563,729	0.1
12,700		Columbia Property Trust, Inc.	182,118	0.0
1,200		Community Healthcare Trust, Inc.	56,532	0.0
4,700		CorePoint Lodging, Inc.	32,336	0.0
14,556		Cousins Properties, Inc.	487,626	0.1
100,365		CubeSmart	3,373,268	0.6
169,385	(1)	Cushman & Wakefield PLC	2,511,979	0.4
36,300		DiamondRock Hospitality Co.	299,475	0.1
31,751		EastGroup Properties, Inc.	4,383,543	0.8
17,200		Essential Properties Realty Trust, Inc.	364,640	0.1
14,975		First Industrial Realty Trust, Inc.	630,897	0.1
8,700		Four Corners Property Trust, Inc.	258,999	0.1
2,900		Getty Realty Corp.	79,866	0.0
31,200		Gladstone Commercial Corp.	561,600	0.1
3,500		Global Medical REIT, Inc.	45,710	0.0
58,700		Global Net Lease, Inc.	1,006,118	0.2
22,700		Healthcare Realty Trust, Inc.	671,920	0.1
2,200		Highwoods Properties, Inc.	87,186	0.0
8,500		Hudson Pacific Properties, Inc.	204,170	0.0
800		Innovative Industrial Properties, Inc.	146,504	0.0
1,353		Jones Lang LaSalle, Inc.	200,744	0.0
5,400		Kite Realty Group Trust	80,784	0.0
10,700		Monmouth Real Estate Investment Corp.	185,324	0.0
900		National Health Investors, Inc.	62,253	0.0
77,436		National Retail Properties, Inc.	3,168,681	0.5
57,800		New Senior Investment Group, Inc.	299,404	0.1
113,164		Outfront Media, Inc.	2,213,488	0.4
21,700		Physicians Realty Trust	386,260	0.1
14,500		Piedmont Office Realty Trust, Inc.	235,335	0.0
14,900		Plymouth Industrial REIT, Inc.	223,500	0.0
15,300		PotlatchDeltic Corp.	765,306	0.1
5,100		QTS Realty Trust, Inc.	315,588	0.1
84,665	(1)	Realogy Holdings Corp.	1,110,805	0.2
60,300		Retail Properties of America, Inc.	516,168	0.1
8,900		Retail Value, Inc.	132,343	0.0
2,700		RMR Group, Inc.	104,274	0.0
27,518		Ryman Hospitality Properties	1,864,620	0.3

See Accompanying Notes to Financial Statements

78

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

31,700		Sabra Healthcare REIT, Inc.	550,629	0.1
8,700		Service Properties Trust	99,963	0.0
18,200		SITE Centers Corp.	184,184	0.0
36,700		STAG Industrial, Inc.	1,149,444	0.2
9,800		Summit Hotel Properties, Inc.	88,298	0.0
78,903		Sunstone Hotel Investors, Inc.	893,971	0.2
20,700		Urban Edge Properties	267,858	0.1
59,900		Xenia Hotels & Resorts, Inc.	910,480	0.2
			36,879,303	6.3

		Utilities: 2.2%
10,400		ALLETE, Inc.	644,176	0.1
36,800	(1)	Atlantic Power Corp.	77,280	0.0
6,300		Black Hills Corp.	387,135	0.1
4,600		Chesapeake Utilities Corp.	497,766	0.1
36,100		Clearway Energy, Inc.- Class A	1,066,755	0.2
32,300		Clearway Energy, Inc.- Class C	1,031,339	0.2
1,800		Consolidated Water Co., Ltd.	21,690	0.0
5,600		Genie Energy Ltd.	40,376	0.0
4,400		Idacorp, Inc.	422,532	0.1
9,300		New Jersey Resources Corp.	330,615	0.0
5,300		Northwest Natural Holding Co.	243,747	0.0
52,854		NorthWestern Corp.	3,081,917	0.5
76,657		Portland General Electric Co.	3,278,620	0.6
10,000		Southwest Gas Holdings, Inc.	607,500	0.1
67,900		Spark Energy, Inc.	649,803	0.1
7,800		Spire, Inc.	499,512	0.1
7,644		Vistra Corp.	150,281	0.0
			13,031,044	2.2

	Total Common Stock
	(Cost $432,989,218)		572,554,292	97.3

RIGHTS: –%
		Health Care: –%
28,260	(1),(3),(4)	Aduro Biotech, Inc. - CVR	–	–

	Total Rights
	(Cost $–)		–	–

	Total Long-Term Investments
	(Cost $432,989,218)		572,554,292	97.3

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 5.2%
		Repurchase Agreements: 2.5%
2,582,314	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,582,334, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,633,960, due 01/25/21-10/15/62)	2,582,314	0.5
2,530,176	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,530,212, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $2,580,819, due 01/31/21-05/15/49)	2,530,176	0.4
1,352,577	(5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,352,586, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,379,629, due 01/15/21-01/01/51)	1,352,577	0.2
1,123,421	(5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,123,437, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $1,145,889, due 07/01/22-12/01/50)	1,123,421	0.2

See Accompanying Notes to Financial Statements

79

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,153,678	(5) Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,153,694, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $1,176,769, due 02/18/21-01/15/62)	1,153,678	0.2
3,429,520	(5) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,429,550, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $3,498,110, due 01/05/21-12/20/50)	3,429,520	0.6
2,563,025	(5) State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,563,070, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $2,620,802, due 07/15/22-02/15/47)	2,563,025	0.4

	Total Repurchase Agreements
	(Cost $14,734,711)	14,734,711	2.5

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 2.7%
16,106,368	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $16,106,368)	16,106,368	2.7

	Total Short-Term Investments
	(Cost $30,841,079)	30,841,079	5.2

	Total Investments in Securities
	(Cost $463,830,297)	$603,395,371	102.5
	Liabilities in Excess of Other Assets	(14,605,009)	(2.5)
	Net Assets	$588,790,362	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

80

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 24.9%
		Communications: 0.7%
1,000,000		Alibaba Group Holding Ltd., 3.125%, 11/28/2021	$1,019,854	0.4
73,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	73,567	0.0
201,000		Comcast Corp., 3.950%, 10/15/2025	231,025	0.1
616,000	(1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	702,117	0.2
55,000		Verizon Communications, Inc., 2.625%, 08/15/2026	60,283	0.0
30,000		Verizon Communications, Inc., 2.650%, 11/20/2040	30,341	0.0
75,000		Verizon Communications, Inc., 4.329%, 09/21/2028	90,337	0.0
			2,207,524	0.7

		Consumer, Cyclical: 1.9%
750,000		American Honda Finance Corp., 0.650%, 09/08/2023	754,987	0.3
1,000,000		American Honda Finance Corp., 2.600%, 11/16/2022	1,042,904	0.3
3,000,000	(1)	BMW US Capital LLC, 3.800%, 04/06/2023	3,222,859	1.1
150,000	(1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	157,727	0.1
135,000		General Motors Financial Co., Inc., 5.200%, 03/20/2023	148,080	0.0
79,000		General Motors Financial Co., Inc., 2.750%, 06/20/2025	84,528	0.0
356,000		PACCAR Financial Corp., 0.800%, 06/08/2023	359,920	0.1
			5,771,005	1.9

		Consumer, Non-cyclical: 1.1%
125,000		Altria Group, Inc., 3.800%, 02/14/2024	136,539	0.1
2,500,000		Philip Morris International, Inc., 2.625%, 03/06/2023	2,625,950	0.9
69,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	77,229	0.0
250,000		Thermo Fisher Scientific, Inc., 4.133%, 03/25/2025	284,319	0.1
			3,124,037	1.1

		Energy: 0.9%
1,550,000		BP Capital Markets PLC, 3.561%, 11/01/2021	1,591,715	0.5
135,000		Sabine Pass Liquefaction LLC, 5.625%, 03/01/2025	157,510	0.1
1,000,000	(1)	Schlumberger Finance Canada Ltd., 2.650%, 11/20/2022	1,037,896	0.3
			2,787,121	0.9

		Financial: 18.2%
1,885,000	(1)	AIA Group Ltd., 0.759%, (US0003M + 0.520)%, 09/20/2021	1,884,755	0.6
1,000,000	(1)	AIG Global Funding, 0.450%, 12/08/2023	1,000,238	0.3
200,000		American Express Co., 2.500%, 08/01/2022	206,424	0.1
2,000,000		American Express Co., 3.700%, 08/03/2023	2,166,681	0.7
30,000		Aon Corp., 2.800%, 05/15/2030	32,765	0.0
25,000	(2)	Bank of America Corp., 1.898%, 07/23/2031	25,266	0.0
2,000,000	(2)	Bank of America Corp., 2.738%, 01/23/2022	2,002,450	0.7
2,000,000	(2)	Bank of America Corp., 2.816%, 07/21/2023	2,077,429	0.7
1,000,000	(2)	Bank of America Corp., 3.004%, 12/20/2023	1,053,405	0.4
1,500,000		Bank of America Corp., 3.300%, 01/11/2023	1,590,701	0.5
199,000	(2)	Bank of America Corp., 3.559%, 04/23/2027	224,750	0.1
130,000	(2)	Bank of America Corp., 3.705%, 04/24/2028	148,028	0.0
1,300,000		Bank of Montreal, 0.450%, 12/08/2023	1,304,956	0.4
1,250,000	(2)	Bank of New York Mellon Corp./The, 2.661%, 05/16/2023	1,288,697	0.4
740,000	(1)	Banque Federative du Credit Mutuel SA, 0.650%, 02/27/2024	742,319	0.2
760,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	785,067	0.3
2,500,000	(2)	Citibank NA, 2.844%, 05/20/2022	2,524,057	0.8
3,000,000	(2)	Citigroup, Inc., 0.776%, 10/30/2024	3,020,921	1.0
125,000	(2)	Citigroup, Inc., 2.666%, 01/29/2031	134,190	0.0
4,000,000		Credit Suisse AG/New York NY, 1.000%, 05/05/2023	4,061,664	1.4
161,000		Crown Castle International Corp., 1.350%, 07/15/2025	164,489	0.1
118,000		Crown Castle International Corp., 3.700%, 06/15/2026	133,038	0.0

See Accompanying Notes to Financial Statements

81

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

200,000	(1),(2)	Danske Bank A/S, 1.171%, 12/08/2023	200,988	0.1
200,000	(1)	Danske Bank A/S, 1.226%, 06/22/2024	202,915	0.1
1,000,000	(2)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	1,020,402	0.3
2,000,000	(2)	Goldman Sachs Group, Inc./The, 0.627%, 11/17/2023	2,008,761	0.7
3,500,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	3,706,061	1.2
1,000,000	(2)	JPMorgan Chase & Co., 3.559%, 04/23/2024	1,072,101	0.4
241,000		JPMorgan Chase & Co., 3.900%, 07/15/2025	273,934	0.1
200,000	(2)	JPMorgan Chase & Co., 4.493%, 03/24/2031	246,281	0.1
870,000	(2)	KeyBank NA/Cleveland OH, 0.423%, 01/03/2024	871,218	0.3
1,614,000	(1)	MassMutual Global Funding II, 0.850%, 06/09/2023	1,634,209	0.5
1,170,000	(1)	Metropolitan Life Global Funding I, 0.900%, 06/08/2023	1,185,041	0.4
2,000,000		Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	2,068,269	0.7
1,500,000	(2)	Mizuho Financial Group, Inc., 1.241%, 07/10/2024	1,525,157	0.5
200,000	(2)	Mizuho Financial Group, Inc., 3.922%, 09/11/2024	217,615	0.1
4,000,000		Morgan Stanley, 2.750%, 05/19/2022	4,131,619	1.4
72,000	(2)	Morgan Stanley, 3.772%, 01/24/2029	83,486	0.0
167,000		Morgan Stanley, 4.000%, 07/23/2025	191,237	0.1
1,000,000	(1)	Nationwide Building Society, 2.000%, 01/27/2023	1,032,441	0.3
800,000		Sumitomo Mitsui Financial Group, Inc., 2.846%, 01/11/2022	820,288	0.3
1,000,000		Sumitomo Mitsui Financial Group, Inc., 3.936%, 10/16/2023	1,096,557	0.4
1,400,000	(1)	Swedbank AB, 0.600%, 09/25/2023	1,403,794	0.5
500,000		Truist Bank, 2.625%, 01/15/2022	511,309	0.2
104,000		Wells Fargo & Co., 3.000%, 10/23/2026	115,346	0.0
2,100,000		Wells Fargo & Co., 3.500%, 03/08/2022	2,177,523	0.7
199,000	(2)	Wells Fargo & Co., 3.584%, 05/22/2028	225,628	0.1
			54,594,470	18.2

		Industrial: 0.2%
275,000		Raytheon Technologies Corp., 2.250%, 07/01/2030	292,307	0.1
150,000		United Parcel Service, Inc., 4.450%, 04/01/2030	187,752	0.1
			480,059	0.2

		Technology: 1.8%
1,000,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/2023	1,040,672	0.3
10,000		Broadcom, Inc., 4.150%, 11/15/2030	11,583	0.0
157,000		Broadcom, Inc., 4.250%, 04/15/2026	179,968	0.1
2,275,000		International Business Machines Corp., 2.850%, 05/13/2022	2,356,213	0.8
146,000		NVIDIA Corp., 2.850%, 04/01/2030	164,284	0.1
500,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.150%, 05/01/2027	551,526	0.2
1,000,000		Oracle Corp., 2.500%, 05/15/2022	1,026,893	0.3
55,000		Oracle Corp., 3.600%, 04/01/2050	64,233	0.0
			5,395,372	1.8

		Utilities: 0.1%
20,000		Baltimore Gas and Electric Co., 2.900%, 06/15/2050	21,557	0.0
144,000		Baltimore Gas and Electric Co., 3.200%, 09/15/2049	161,131	0.1
137,000		Duke Energy Florida LLC, 1.750%, 06/15/2030	140,182	0.0
			322,870	0.1

	Total Corporate Bonds/Notes
	(Cost $73,440,633)		74,682,458	24.9

MUNICIPAL BONDS: 0.0%
	:0.0%
50,000	State of New Jersey, 5.000%, 06/01/2025	59,533	0.0
35,000	State of New Jersey, 5.000%, 06/01/2029	45,364	0.0
	Total Municipal Bonds
	(Cost $101,108)	104,897	0.0

U.S. TREASURY OBLIGATIONS: 52.3%
	Treasury Inflation Indexed Protected Securities: 51.8%
274,155	0.125%,07/15/2024	293,600	0.1
4,648,242	0.125%,10/15/2024	4,984,929	1.7
3,903,771	0.125%,10/15/2025	4,245,921	1.4
6,371,150	0.125%,07/15/2026	7,008,657	2.3
1,983,657	0.125%,01/15/2030	2,213,987	0.7
8,124,720	0.125%,07/15/2030	9,118,429	3.0
120,930	0.250%,01/15/2025	130,520	0.0

See Accompanying Notes to Financial Statements

82

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

2,427,835		0.250%,07/15/2029	2,749,598	0.9
2,790,292		0.250%,02/15/2050	3,330,354	1.1
11,189		0.375%,07/15/2023	11,854	0.0
2,992,105		0.375%,07/15/2025	3,287,129	1.1
8,492,845		0.375%,01/15/2027	9,480,328	3.2
9,346,047		0.375%,07/15/2027	10,518,489	3.5
8,674,428		0.500%,01/15/2028	9,839,450	3.3
22,224		0.625%,04/15/2023	23,404	0.0
8,137,308		0.625%,01/15/2026	9,085,461	3.0
3,539,250		0.625%,02/15/2043	4,416,218	1.5
8,381,626		0.750%,07/15/2028	9,751,904	3.3
4,683,998		0.750%,02/15/2042	5,967,564	2.0
5,086,542	(3)	0.750%,02/15/2045	6,566,646	2.2
2,770,812		0.875%,01/15/2029	3,257,646	1.1
2,087,265		0.875%,02/15/2047	2,809,471	0.9
3,423,198		1.000%,02/15/2046	4,673,593	1.6
2,819,333		1.000%,02/15/2048	3,929,478	1.3
2,519,689		1.000%,02/15/2049	3,552,364	1.2
3,843,374		1.375%,02/15/2044	5,539,994	1.9
2,789,112	(3)	1.750%,01/15/2028	3,422,334	1.1
3,896,432		2.000%,01/15/2026	4,634,049	1.6
1,892,977		2.125%,02/15/2040	2,934,253	1.0
2,514,820		2.125%,02/15/2041	3,947,211	1.3
3,663,106		2.375%,01/15/2027	4,555,460	1.5
2,146,656		2.500%,01/15/2029	2,821,003	0.9
1,863,052		3.375%,04/15/2032	2,839,673	1.0
986,881		3.625%,04/15/2028	1,357,314	0.5
1,153,101		3.875%,04/15/2029	1,662,130	0.6
			154,960,415	51.8

		U.S. Treasury Bonds: 0.5%
430,000		1.375%,11/15/2040	424,524	0.1
345,000		1.375%,08/15/2050	322,467	0.1
790,000	(3)	1.125%,08/15/2040	746,921	0.3
			1,493,912	0.5

	Total U.S. Treasury Obligations
	(Cost $136,842,924)		156,454,327	52.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.9%
		Federal Home Loan Bank: 2.5%
5,255,000		2.875%,09/13/2024	5,764,486	1.9
1,515,000		3.250%,11/16/2028	1,812,179	0.6
			7,576,665	2.5

		Federal Home Loan Mortgage Corporation: 0.3%(4)

805,000		2.375%,01/13/2022	823,662	0.3

		Federal National Mortgage Association: 4.3%(4)
4,830,000		1.875%,09/24/2026	5,223,936	1.7
7,120,000		2.625%,09/06/2024	7,744,950	2.6
			12,968,886	4.3

		Other U.S. Agency Obligations: 0.8%
2,190,000		2.875%,12/21/2023	2,360,459	0.8

	Total U.S. Government Agency Obligations
	(Cost $21,579,251)		23,729,672	7.9

SOVEREIGN BONDS: 6.0%
170,000		Colombia Government International Bond,3.000%, 01/30/2030	178,481	0.1
2,500,000		Israel Government AID Bond, 5.500%, 04/26/2024	2,919,424	1.0
EUR 1,736,933	(1)	Italy Buoni Poliennali Del Tesoro, 1.300%, 05/15/2028	2,382,047	0.8
JPY 329,954,880		Japanese Government CPI Linked Bond, 0.100%, 03/10/2028	3,205,440	1.1
JPY 249,752,500		Japanese Government CPI Linked Bond, 0.100%, 03/10/2029	2,431,129	0.8
200,000		Mexico Government International Bond, 2.659%, 05/24/2031	205,210	0.1
135,000		Mexico Government International Bond, 4.500%, 04/22/2029	158,743	0.0
NZD 1,335,000		New Zealand Government Bond, 1.750%, 05/15/2041	947,519	0.3
NZD 2,055,000		New Zealand Government Inflation Linked Bond, 2.500%, 09/20/2035	2,223,883	0.7
NZD 1,158,000		New Zealand Government Inflation Linked Bond, 2.000%, 09/20/2025	1,036,109	0.3
60,000		Panama Government International Bond, 4.500%, 04/01/2056	77,550	0.0
EUR 720,000	(1)	Spain Government Bond, 0.500%, 04/30/2030	922,101	0.3
EUR 435,000	(1)	Spain Government Bond, 1.000%, 10/31/2050	550,556	0.2
EUR 533,965	(1)	Spain Government Inflation Linked Bond, 1.000%, 11/30/2030	783,645	0.3

		Total Sovereign Bonds
		(Cost $16,136,655)	18,021,837	6.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
366,000		BANK 2019-BNK23 A3, 2.920%, 11/15/2029	409,326	0.1
1,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	1,176,279	0.4
350,000		Benchmark 2019-B15 A5 Mortgage Trust, 2.928%, 12/15/2072	390,479	0.1
500,000		CD 2017-CD6 Mortgage Trust A5, 3.456%, 11/13/2050	570,017	0.2
1,000,000		GS Mortgage Securities Trust 2017-GS7 A4, 3.430%, 08/10/2050	1,142,776	0.4
700,000		Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	795,896	0.3

	Total Commercial Mortgage- Backed Securities
	(Cost $3,957,294)		4,484,773	1.5

See Accompanying Notes to Financial Statements

83

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

ASSET-BACKED SECURITIES: 0.4%
	Student Loan Asset-Backed Securities: 0.4%
260,000	(1) Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	272,740	0.1
800,000	(1) Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	830,883	0.3

	Total Asset-Backed Securities
	(Cost $1,067,761)	1,103,623	0.4

			Percentage
			of Net
		Value	Assets
PURCHASED OPTIONS (5): 0.4%
	Total Purchased Options
	(Cost $1,009,060)	1,018,633	0.4

	Total Long-Term Investments
	(Cost $254,134,686)	279,600,220	93.4

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: 4.8%
	Mutual Funds: 4.8%
14,416,461	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $14,416,461)	14,416,461	4.8

	Total Short-Term Investments
	(Cost $14,416,461)	14,416,461	4.8

	Total Investments in Securities
	(Cost $268,551,147)	$294,016,681	98.2
	Assets in Excess of Other Liabilities	5,485,361	1.8
	Net Assets	$299,502,042	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(3)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

Currency Abbreviations:

EUR      EU Euro

JPY      Japanese Yen

NZD      New Zealand Dollar

Reference Rate Abbreviations:

US0003M      3-month LIBOR

See Accompanying Notes to Financial Statements

84

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2021